As filed with the U.S. Securities and Exchange Commission on April 30, 2009

File No. 2-77284 (811-03459)

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 62	☒

REGISTRATION STATEMENT UNDER THE INVESTMENT
COMPANY ACT OF 1940

Amendment No. 42	☒

PENN SERIES FUNDS, INC.

(Exact Name of Registrant as Specified in Charter)

600 Dresher Road

Horsham, Pennsylvania 19044

(Address of Principal Executive Offices)

Registrant’s Telephone Number: 215-956-8000

PETER M. SHERMAN

President

Penn Series Funds, Inc.

Philadelphia, Pennsylvania 19172

(Name and Address of Agent for Service)

Copy to:

MICHAEL BERENSON

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Avenue, NW

Washington, DC 20004

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☒	on May 1, 2009 pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐	on [date] pursuant to paragraph (a) (1) of Rule 485
☐	75 days after filing pursuant to paragraph (a)(2) of Rule 485
☐	on [date] pursuant to paragraph (a)(2) of Rule 485

PROSPECTUS — MAY 1, 2009

PENN SERIES FUNDS, INC.
600 Dresher Road, Horsham, PA 19044 - Telephone 800-523-0650

MONEY MARKET FUND

LIMITED MATURITY BOND FUND

QUALITY BOND FUND

HIGH YIELD BOND FUND

FLEXIBLY MANAGED FUND

BALANCED FUND

LARGE GROWTH STOCK FUND (formerly named Growth Stock Fund)

LARGE CAP GROWTH FUND

LARGE CORE GROWTH FUND

LARGE CAP VALUE FUND

LARGE CORE VALUE FUND

INDEX 500 FUND

MID CAP GROWTH FUND

MID CAP VALUE FUND

MID CORE VALUE FUND (formerly named Strategic Value Fund)

SMID CAP GROWTH FUND

SMID CAP VALUE FUND

SMALL CAP GROWTH FUND

SMALL CAP VALUE FUND

SMALL CAP INDEX FUND

DEVELOPED INTERNATIONAL INDEX FUND

INTERNATIONAL EQUITY FUND

EMERGING MARKETS EQUITY FUND

REIT FUND

AGGRESSIVE ALLOCATION FUND

MODERATELY AGGRESSIVE ALLOCATION FUND

MODERATE ALLOCATION FUND

MODERATELY CONSERVATIVE ALLOCATION FUND

CONSERVATIVE ALLOCATION FUND

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.

Any representation to the contrary is a criminal offense.

[THIS PAGE INTENTIONALLY LEFT BLANK]

Penn Series Funds, Inc. (“Penn Series” or the “Company”) is an investment company that provides investment options for variable annuity and variable life insurance contracts issued by The Penn Mutual Life Insurance Company (“Penn Mutual”) and its subsidiary, The Penn Insurance and Annuity Company (“PIA”). Shares of each Fund (as defined below) may be purchased only by insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies and by qualified pension plans. Penn Series offers 29 different portfolios (each, a “Fund” and, collectively, the “Funds”) advised by Independence Capital Management, Inc. (“ICMI”) and, in the case of certain Funds, sub-advised by T. Rowe Price Associates, Inc., Lord Abbett & Co. LLC, Heitman Real Estate Securities LLC, Goldman Sachs Asset Management, L.P., Vontobel Asset Management, Inc., Neuberger Berman Management LLC, Turner Investment Partners, Inc., Wells Capital Management Incorporated, Eaton Vance Management, AllianceBernstein L.P., Van Kampen Asset Management, Oppenheimer Capital LLC, OppenheimerFunds, Inc. and SSgA Funds Management, Inc.

1

MANAGEMENT	95

Investment Adviser	95

Sub-Advisers	97

Expenses and Limitations	102

PERFORMANCE INFORMATION FOR CERTAIN SUB-ADVISERS’ OTHER ACCOUNTS	104

ACCOUNT POLICIES	116

Purchasing and Selling Fund Shares	116

Frequent Trading Policies & Risks	116

How the Funds Calculate NAV	117

Portfolio Holdings Information	118

Dividends and Distributions	118

Taxes	118

FINANCIAL HIGHLIGHTS	120

2

INVESTMENT SUMMARY:	MONEY MARKET FUND

Investment Adviser	Independence Capital Management, Inc.

Investment Objective	The investment objective of the Fund is to preserve shareholder capital, maintain liquidity and achieve the highest possible level of current income consistent therewith.

Investment Strategy

The Fund will invest in a diversified portfolio of high-quality money market instruments, which are rated within the two highest credit categories assigned by recognized rating organizations or, if not rated, are of comparable investment quality as determined by the Adviser. Investments include commercial paper, U.S. Treasury securities, bank certificates of deposit and repurchase agreements. The Adviser looks for money market instruments that present minimal credit risks. Important factors in selecting investments include a company’s profitability, ability to generate funds, capital adequacy, and liquidity of the investment. The Fund will invest only in securities that mature in 397 days or less, as calculated in accordance with applicable law. The Fund’s policy is to seek to maintain a stable price of $1.00 per share.

Risks of Investing

The Fund may be appropriate for investors who want to minimize the risk of loss of principal and maintain liquidity of their investment, and at the same time receive a return on their investment. The Fund follows strict rules about credit risk, maturity and diversification of its investments. However, although the Fund seeks to preserve the value of your investment in shares of the Fund at $1.00 per share, there is no guarantee, and it is still possible to lose money. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time. The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your insurance contract. If it did, returns would be lower.

3

Best Quarter	Worst Quarter
1.57%	0.15%
12/31/00	12/31/03

Average Annual Total Return (for Periods Ended December 31, 2008)

Money Market Fund
1 Year	2.68%
5 Years	3.20%
10 Years	3.31%

The current yield of the Money Market Fund for the seven-day period ended December 31, 2008 was 2.09%.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information in this table and the Example that follows does not reflect charges and fees deducted under your insurance contract. These charges and fees will increase expenses.

Annual Fund Operating Expenses

(expenses deducted from Fund assets)

Investment Advisory Fees	0.18%
Distribution (12b-1) Fees	None
Other Expenses	0.28%
Acquired Fund Fees and Expenses	0.02	%(a)
Total Annual Fund Operating Expenses	0.48	%(b)

(a)  “Acquired Fund Fees and Expenses” reflect the fees and expenses that were incurred indirectly by the Fund through its investments in other investment companies in the calendar (fiscal) year 2008.

(b)  The total annual fund operating expenses in this fee table may not correlate to the expense ratio in the financial highlights in this prospectus (and the Fund’s financial statements) because the financial highlights include only the Fund’s direct operating expenses and do not include fees and expenses incurred indirectly by the Fund through its investments in other investment companies.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	$49
3 Years	$154
5 Years	$269
10 Years	$604

4

INVESTMENT SUMMARY:	LIMITED MATURITY BOND FUND

Investment Adviser	Independence Capital Management, Inc.

Investment Objective	The investment objective of the Fund is to provide the highest available current income consistent with liquidity and low risk to principal; total return is secondary.

Investment Strategy

Under normal conditions, the Fund invests at least 80% of its net assets in debt securities, commonly referred to as bonds. This policy may be changed without the vote of shareholders but shareholders will be given 60 days’ advance notice of any change. The Fund will invest primarily in short- to intermediate-term investment grade debt securities (those securities rated BBB or above by S&P or Baa or above by Moody’s (or determined to be of equivalent quality by the Adviser)) of the U.S. government and corporate issuers. In addition, the Fund may invest in convertible securities. The Adviser uses an active bond management approach. It seeks to find securities that are under-valued in the marketplace based on both a relative value analysis of individual securities combined with an analysis of macro-economic factors. With this approach, the Adviser attempts to identify securities that are under-valued based on their quality, maturity, and sector in the marketplace. The Adviser will purchase an individual security when doing so is also consistent with its macro-economic outlook, including its forecast of interest rates and its analysis of the yield curve (a measure of interest rates of securities with the same quality, but different maturities). The Adviser will seek to opportunistically purchase securities to take advantage of inefficiencies of prices in the securities markets. The Adviser will sell a security when it believes that the security has been fully priced. The Adviser seeks to reduce credit risk by diversifying among many issuers and different types of securities.

Duration: The average duration of a fixed income portfolio measures its exposure to the risk of changing interest rates. Typically, with a 1% rise in interest rates, an investment’s value may be expected to fall approximately 1% for each year of its duration. Although the Fund may invest in securities of any duration, under normal circumstances it maintains an average portfolio duration of one to three years.

Quality: The Fund will invest primarily in investment grade debt securities and no more than 10% of its assets in “junk bonds,” which are those rated below BBB by S&P and those rated below Baa by Moody’s (or determined to be of equivalent quality by the Adviser).

Sectors: The Fund will invest primarily in corporate bonds and U.S. government bonds, including mortgage-backed and asset-backed securities.

Turnover: Because the Adviser will look for inefficiencies in the market and sell when it feels a security is fully priced, portfolio turnover can be expected to be relatively high, which may result in increased transaction costs and may lower fund performance.

Risks of Investing

An investment in the Fund may be appropriate for investors who are seeking the highest current income consistent with liquidity and low risk to principal available through an investment in investment grade debt. The Fund’s value will change primarily with the changes in the prices of fixed income securities (e.g., bonds) held by the Fund. The value of fixed income securities will vary inversely with changes in interest rates. A decrease in interest rates will generally result in an increase in value of the Fund. Conversely, during periods of rising interest rates, the value of the Fund will generally decline. Longer term fixed income securities tend to experience larger changes in value than shorter term securities because they are more sensitive to interest rate changes. A portfolio with a lower average duration generally will experience less price volatility in response to changes in interest rates as compared to a portfolio with a higher duration. Although the Fund may invest in securities of any duration, under normal circumstances it maintains an average portfolio duration of one to three years.

5

Fund performance also could be affected if an issuer or guarantor of a bond held by the Fund fails to make timely principal or interest payments or otherwise honor its obligations. Investing in junk bonds involves additional risks, including credit risk. Junk bonds are considered speculative with respect to their issuers’ ability to make timely payments or otherwise honor its obligations. These issuers are more vulnerable to financial setbacks and recession than more creditworthy companies, which may impair their ability to make interest and principal payments. In addition, prices of junk bonds tend to be more volatile than those of investment-grade bonds, and may fall based on bad news about the issuer, an industry or the overall economy.

The Fund will be subject to the risk that its bonds may be paid off earlier or later than expected. Either situation could cause the Fund to hold securities paying lower-than-market rates of interest, which could hurt the Fund’s yield or share price. In addition, rising interest rates tend to extend the duration of certain fixed income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Fund may exhibit additional volatility. This is known as extension risk. When interest rates decline, borrowers may pay off their fixed income securities sooner than expected. This can reduce the returns of the Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. This is known as prepayment risk.

Mortgage-backed securities are instruments that entitle the holder to a share of all interest and principal payments from mortgages underlying the security. The mortgages backing these securities include conventional fifteen- and thirty-year fixed-rate mortgages, graduated payment mortgages, adjustable rate mortgages and floating mortgages. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments, which must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the Fund’s mortgage-backed securities and, therefore, to assess the volatility risk of the Fund. The privately issued mortgage-backed securities in which the Fund may invest are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities and may bear a greater risk of nonpayment than securities that are backed by the U.S. Treasury.

Asset-backed securities are securities backed by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Therefore, repayment depends largely on the cash flows generated by the assets backing the securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities, which is discussed above. Asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on the security. In the event of a default, the Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

Convertible securities are bonds, debentures, notes, preferred stock or other securities that may be converted into or exercised for a prescribed amount of common stock at a specified time and price. Convertible securities provide an opportunity for equity participation, with the potential for a higher dividend or interest yield and lower price volatility compared to common stock. Convertible securities typically pay a lower interest rate than nonconvertible bonds of the same quality and maturity because of the conversion feature. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature. Convertible securities may also be rated below investment grade (“junk bond”) or are not rated, and are subject to credit risk, which is discussed above.

6

As with investing in other securities whose prices increase or decrease in market value, you may lose money investing in the Fund.

Performance Information

The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time. The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your insurance contract. If it did, returns would be lower.

Best Quarter	Worst Quarter
2.82%	-1.39%
09/30/02	06/30/04

Average Annual Total Return (for Periods Ended December 31, 2008)

	Limited Maturity Bond Fund	Citigroup Treasury/Agency 1 to 5 Year Index(1)
1 Year	5.03%	8.62%
5 Years	3.83%	4.67%
Since May 1, 2000(2)	4.85%	5.70%

(1)               The Citigroup Treasury/Agency 1 to 5 Year Index is an unmanaged index that is a widely recognized benchmark of the market performance of short- to intermediate-term bonds. The index is a passive measure of bond market returns. It does not factor in the costs of buying, selling and holding securities — costs which are reflected in the Fund’s returns.

(2)               Inception date of the Fund.

7

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information in this table and the Example that follows does not reflect charges and fees deducted under your insurance contract. These charges and fees will increase expenses.

Annual Fund Operating Expenses

(expenses deducted from Fund assets)

Investment Advisory Fees	0.30%
Distribution (12b-1) Fees	None
Other Expenses	0.30%
Acquired Fund Fees and Expenses	0.01	% (a)
Total Annual Fund Operating Expenses	0.61	% (b)

(a)  “Acquired Fund Fees and Expenses” reflect the fees and expenses that were incurred indirectly by the Fund through its investments in other investment companies in the calendar (fiscal) year 2008.

(b)  The total annual fund operating expenses in this fee table may not correlate to the expense ratio in the financial highlights in this prospectus (and the Fund’s financial statements) because the financial highlights include only the Fund’s direct operating expenses and do not include fees and expenses incurred indirectly by the Fund through its investments in other investment companies.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	$62
3 Years	$195
5 Years	$340
10 Years	$762

8

INVESTMENT SUMMARY:  QUALITY BOND FUND

Investment Adviser	Independence Capital Management, Inc.

Investment Objective	The Fund seeks the highest income over the long term that is consistent with the preservation of principal.

Investment Strategy

Under normal conditions, the Fund invests at least 80% of its net assets in debt securities, commonly referred to as bonds.  This policy may be changed without the vote of shareholders but shareholders will be given 60 days’ advance notice of any change. The Fund will invest primarily in marketable investment grade debt securities (those securities rated BBB or above by S&P or Baa or above by Moody’s (or determined to be of equivalent quality by the Adviser)).  In addition, the Fund may invest in convertible securities.  The portfolio manager heads up a team of analysts that uses an active bond-management approach.  The Adviser seeks to find securities that are under-valued in the marketplace based on both a relative value analysis of individual securities combined with an analysis of macro-economic factors.  With this approach, the Adviser attempts to identify securities that are under-valued based on their quality, maturity, and sector in the marketplace.  The Adviser will purchase an individual security when doing so is also consistent with its macro-economic outlook, including its forecast of interest rates and its analysis of the yield curve (a measure of interest rates of securities with the same quality, but different maturities).  In addition, the Adviser will seek to opportunistically purchase securities to take advantage of inefficiencies of prices in the securities markets.  The Adviser will sell a security when it believes that the security has been fully priced.  The Adviser seeks to reduce credit risk by diversifying among many issuers and different types of securities.

Duration:  The average duration of a fixed income portfolio measures its exposure to the risk of changing interest rates.  Typically, with a 1% rise in interest rates, an investment’s value may be expected to fall approximately 1% for each year of its duration.  Duration is set for the portfolio generally between 3.5 and 5.5 years, depending on the interest rate outlook.

Quality:  The Fund will invest primarily in investment grade debt securities and no more than 10% of the net assets in “junk bonds,” which are those rated below BBB by S&P and those rated below Baa by Moody’s (or determined to be of equivalent quality by the Adviser).

Sectors:  The Fund will invest primarily in the following sectors:  corporate bonds, U.S. government bonds, U.S. government agency securities, commercial paper, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities.

Turnover:  Because the portfolio management team looks for inefficiencies in the market and will sell when they feel a security is fully priced, portfolio turnover can be relatively high, which may result in increased transaction costs and may lower fund performance.

Risks of Investing

An investment in the Fund may be appropriate for investors who are seeking investment income and preservation of principal.  The Fund’s value will change primarily with the changes in the prices of the fixed income securities (e.g., bonds) held by the Fund.  The value of the fixed income securities will vary inversely with changes in interest rates.  A decrease in interest rates will generally result in an increase in value of the Fund.  Conversely, during periods of rising interest rates, the value of the Fund will generally decline.  Longer term fixed income securities tend to experience larger changes in value than shorter term securities because they are more sensitive to interest rate changes.  A portfolio with a lower average duration generally will experience less price volatility in response to changes in interest rates as compared with a portfolio with a higher duration. Duration is set for the portfolio generally between 3.5 and 5.5 years, depending on the interest rate outlook.

Fund performance also could be affected if an issuer or guarantor of a bond held by the Fund fails to make timely principal or interest payments or otherwise honor its obligations.  Investing in junk bonds involves additional risks, including credit risk.  Junk bonds are considered speculative with respect to their issuers’ ability to make timely payments or otherwise honor its obligations.  These issuers are more vulnerable to financial setbacks and recession than more creditworthy

9

companies, which may impair their ability to make interest and principal payments.  In addition, prices of junk bonds tend to be more volatile than those of investment-grade bonds, and may fall based on bad news about the issuer, an industry or the overall economy.

The Fund will be subject to the risk that its bonds may be paid off earlier or later than expected.  Either situation could cause the Fund to hold securities paying lower-than-market rates of interest, which could hurt the Fund’s yield or share price.  In addition, rising interest rates tend to extend the duration of certain fixed income securities, making them more sensitive to changes in interest rates.  As a result, in a period of rising interest rates, the Fund may exhibit additional volatility.  This is known as extension risk. When interest rates decline, borrowers may pay off their fixed income securities sooner than expected. This can reduce the returns of the Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. This is known as prepayment risk.

Mortgage-backed securities are instruments that entitle the holder to a share of all interest and principal payments from mortgages underlying the security. The mortgages backing these securities include conventional fifteen- and thirty-year fixed-rate mortgages, graduated payment mortgages, adjustable rate mortgages and floating mortgages.  Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price.  When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments, which must be reinvested at lower interest rates.  Prepayment risk may make it difficult to calculate the average maturity of the Fund’s mortgage-backed securities and, therefore, to assess the volatility risk of the Fund.  The privately issued mortgage-backed securities in which the Fund may invest, such as collateralized mortgage obligations, are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities and may bear a greater risk of nonpayment than securities that are backed by the U.S. Treasury.

Asset-backed securities are securities backed by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets.  Therefore, repayment depends largely on the cash flows generated by the assets backing the securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities, which is discussed above.  Asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on the security.  In the event of a default, the Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

Convertible securities are bonds, debentures, notes, preferred stock or other securities that may be converted into or exercised for a prescribed amount of common stock at a specified time and price.  Convertible securities provide an opportunity for equity participation, with the potential for a higher dividend or interest yield and lower price volatility compared to common stock.  Convertible securities typically pay a lower interest rate than nonconvertible bonds of the same quality and maturity because of the conversion feature.  The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and the credit standing of the issuer.  The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature.  Convertible securities may also be rated below investment grade (“junk bond”) or are not rated, and are subject to credit risk, which is discussed above.

As with investing in other securities whose prices increase and decrease in market value, loss of money is a risk of investing in the Fund.

10

Performance Information:

The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time.  They demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund.  Past performance does not necessarily indicate how the Fund will perform in the future.  This performance information does not include the impact of any charges deducted under your insurance contract.  If it did, returns would be lower.

Best Quarter	Worst Quarter
4.94%	-2.23%
12/31/00	06/30/04

Average Annual Total Return (for Periods Ended December 31, 2008)

	Quality Bond Fund	Citigroup Broad Investment Grade Bond Index(1)
1 Year	5.10%	7.02%
5 Years	4.75%	5.11%
10 Years	5.57%	5.86%

(1)     The Citigroup Broad Investment Grade Bond Index is an unmanaged index that is a widely recognized benchmark of general investment grade bond performance.  The index is a passive measure of bond market returns.  It does not factor in the costs of buying, selling and holding securities — costs which are reflected in the Fund’s returns.

11

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  The information in this table and the Example that follows does not reflect charges and fees deducted under your insurance contract. These charges and fees will increase expenses.

Annual Fund Operating Expenses

(expenses deducted from Fund assets)

Investment Advisory Fees	0.32%
Distribution (12b-1) Fees	None
Other Expenses	0.28%
Acquired Fund Fees and Expenses	0.01	%(a)
Total Annual Fund Operating Expenses	0.61	%(b)

(a) “Acquired Fund Fees and Expenses” reflect the fees and expenses that were incurred indirectly by the Fund through its investments in other investment companies in the calendar (fiscal) year 2008.

(b)  The total annual fund operating expenses in this fee table may not correlate to the expense ratio in the financial highlights in this prospectus (and the Fund’s financial statements) because the financial highlights include only the Fund’s direct operating expenses and do not include fees and expenses incurred indirectly by the Fund through its investments in other investment companies.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	$62
3 Years	$195
5 Years	$340
10 Years	$762

12

INVESTMENT SUMMARY:  HIGH YIELD BOND FUND

Investment Adviser	Independence Capital Management, Inc.

Sub-Adviser	T. Rowe Price Associates, Inc.

Investment Objective	The investment objective of the Fund is to realize high current income.

Investment Strategy

Under normal conditions, the Fund invests at least 80% of its net assets in a widely diversified portfolio of high yield corporate bonds, often called “junk bonds,” income-producing convertible securities and preferred stocks.  This policy may be changed without the vote of shareholders but shareholders will be given 60 days’ advance notice of any change.  High yield bonds are rated below investment grade (BB and lower by S&P and Ba and lower by Moody’s or determined to be of equivalent quality by the Sub-Adviser) and generally provide high income in an effort to compensate investors for their higher risk of default, that is the failure to make required interest or principal payments.  High yield bond issuers include U.S. and foreign issuers, small or relatively new companies lacking the history or capital to merit investment-grade status, former blue-chip companies downgraded because of financial problems, companies electing to borrow heavily to finance or avoid a takeover or buyout, and firms with heavy debt loads.  The Fund’s dollar-weighted average maturity generally is expected to be in the six- to twelve-year range.  In selecting investments for the Fund, the Sub-Adviser relies extensively on its research analysts.  When the Sub-Adviser’s outlook for the economy is positive, it may purchase slightly lower rated bonds in an effort to secure additional income and appreciation potential.  When the Sub-Adviser’s outlook for the economy is less positive, the Fund may gravitate toward higher rated junk bonds.  The Fund may also invest in other securities, including futures and options, as well as loan assignments and participations, in keeping with its objective.  In pursuing the investment objective, the Sub-Adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain.  These special situations might arise when the Sub-Adviser believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.  The Fund may sell holdings for a variety of reasons, such as to adjust a portfolio’s average maturity or quality, or to shift assets into higher yielding securities or to reduce marginal quality securities.

Risks of Investing

An investment in the Fund may be appropriate for long-term, risk-oriented investors who are willing to accept the greater risks and uncertainties of investing in high yield bonds in the hope of earning high current income. The Fund’s value will change primarily with changes in the prices of the bonds held by the Fund.  The value of bonds will vary inversely with changes in interest rates.  A decrease in interest rates will generally result in an increase in value of the Fund.  Conversely, during periods of rising interest rates, the value of the Fund will generally decline.  Longer term fixed income securities tend to suffer greater declines than shorter term securities because they are more sensitive to interest rate changes.

Fund performance also could be affected if an issuer or guarantor of a bond held by the Fund fails to make timely principal or interest payments or otherwise honor its obligations.  Investing in high yield bonds involves additional risks, including credit risk.  The value of high yield, lower quality bonds is affected by the creditworthiness of the companies that issue the securities, general economic and specific industry conditions.  Companies issuing high yield bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered speculative investments.  These companies are more vulnerable to financial setbacks and recession than more creditworthy companies which may impair their ability to make interest and principal payments.  Therefore, the Fund’s credit risk increases when the U.S. economy slows or enters a recession.  The share price of the Fund is expected to be more volatile than the share price of a fund investing in higher quality securities, which react primarily to the general level of interest rates.  In addition, the trading market for lower quality bonds may be less active and less liquid, that is, the Sub-Adviser may not be able to sell bonds at desired prices and large purchases or sales of certain high yield bond issues can cause substantial price swings.  As a result, the price at which lower quality bonds can be sold may be adversely affected and valuing such lower quality bonds can be a difficult task.  Because better-quality junk bonds follow the higher grade bond market to some extent, if the Fund focuses on BB-rated bonds by S&P and Ba-rated bonds by Moody’s (i.e., better-quality junk bonds), the Fund may be more

13

vulnerable to interest rate risk as compared to credit risk.  However, if the Fund’s focus is on bonds rated B and lower by Moody’s and S&P (i.e., lower-quality junk bonds), the Fund may be more vulnerable to credit risk as compared to interest rate risk.

The Fund will be subject to the risk that its bonds may be paid off earlier or later than expected.  Either situation could cause the Fund to hold securities paying lower-than-market rates of interest, which could hurt the Fund’s yield or share price.  In addition, rising interest rates tend to extend the duration of certain fixed income securities, making them more sensitive to changes in interest rates.  As a result, in a period of rising interest rates, the Fund may exhibit additional volatility.  This is known as extension risk. When interest rates decline, borrowers may pay off their fixed income securities sooner than expected. This can reduce the returns of the Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. This is known as prepayment risk.

The Fund’s investments in securities of foreign issuers involve certain risks that are greater than those associated with investments in securities of U.S. issuers.  These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges).  In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States.  The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies.  Because of its foreign investments, the Fund may also experience more rapid or extreme changes in value than a fund that invests solely in securities of U.S. companies because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries.  There also is the risk that the cost of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

As a result of the Fund investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk.  This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged.  In either event, the dollar value of an investment in the Fund would be adversely affected. Currencies in non-U.S. countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by U.S. or foreign governments, central banks or supranational agencies, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United State or abroad.  The Sub-Adviser may, but is not required to, invest in certain instruments, such as forward currency exchange contracts, and may use certain techniques, such as hedging, to manage these risks.  However, the Sub-Adviser cannot guarantee that it will succeed in doing so.  The Fund could be exposed to risk if the counterparties are unable to meet the terms of the hedging contracts.  In addition, a hedging strategy relies upon the ability of the Sub-Adviser to accurately predict movements in currency exchange rates.  In certain markets, it may not be possible to hedge currency risk.

Convertible securities are bonds, debentures, notes, preferred stock or other securities that may be converted into or exercised for a prescribed amount of common stock at a specified time and price.  Convertible securities provide an opportunity for equity participation, with the potential for a higher dividend or interest yield and lower price volatility compared to common stock.  Convertible securities typically pay a lower interest rate than nonconvertible bonds of the same quality and maturity because of the conversion feature.  The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and the credit standing of the issuer.  The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature.  Convertible securities may also be rated below investment grade (“junk bond”) or are not rated, and are subject to credit risk, which is discussed above.

Preferred stocks are nonvoting equity securities that pay a stated fixed or variable rate dividend.  Due to their fixed income features, preferred stocks provide higher income potential than issuers’ common stocks, but typically are more sensitive to interest rate changes than an underlying common stock.  Preferred stocks are also subject to equity market risk, which is the risk that stock prices will fluctuate and can decline and reduce the value of the Fund’s investment.  The rights of preferred stocks on the distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a corporation’s debt securities.

The Fund may use derivatives (including futures and options) to gain market exposure and potentially to enhance returns.  An option is the right to buy or sell an instrument at a specific price before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. The Fund’s use of derivative instruments involves risks

14

different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index.  These risks could cause the Fund to lose more than the principal amount invested.  In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on the Fund.

As with investing in other securities whose prices increase and decrease in market value, you may lose money by investing in the Fund.

Performance Information

The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time.  They demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund.  Past performance does not necessarily indicate how the Fund will perform in the future.  This performance information does not include the impact of any charges deducted under your insurance contract.  If it did, returns would be lower.

Best Quarter	Worst Quarter
7.38%	-17.56%
06/30/03	12/31/08

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Average Annual Total Return (for Periods Ended December 31, 2008)

	High Yield Bond Fund	CS First Boston Global High Yield Index(1)
1 Year	-23.98%	-26.17%
5 Years	-0.23%	-0.58%
10 Years	3.05%	2.87%

(1)     The CS First Boston Global High Yield Index is a widely recognized benchmark of high yield bond performance.  The index is a passive measure of bond market returns.  It does not factor in the costs of buying, selling and holding securities — costs which are reflected in the Fund’s returns.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  The information in this table and the Example that follows does not reflect charges and fees deducted under your insurance contract. These charges and fees will increase expenses.

Annual Fund Operating Expenses

(expenses deducted from Fund assets)

Investment Advisory Fees	0.50%
Distribution (12b-1) Fees	None
Other Expenses	0.36%
Total Annual Fund Operating Expenses	0.86%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	$88
3 Years	$274
5 Years	$477
10 Years	$1,061

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INVESTMENT SUMMARY:  FLEXIBLY MANAGED FUND

Investment Adviser	Independence Capital Management, Inc.

Sub-Adviser	T. Rowe Price Associates, Inc.

Investment Objective	The investment objective of the Fund is to maximize total return (capital appreciation and income).

Investment Strategy

The Fund invests primarily in common stocks of established U.S. companies that it believes have above-average potential for capital growth.  Common stocks typically constitute at least half of total assets.  The remaining assets are generally invested in other securities, including convertibles, warrants, preferred stocks, corporate and government debt, foreign securities, futures and options, in keeping with the Fund’s objective.  The Fund’s investments in common stocks generally fall into one of two categories.  The larger category comprises long-term core holdings that the Sub-Adviser considers to be underpriced in terms of company assets, earnings, or other factors at the time they are purchased.  The smaller category comprises opportunistic investments whose prices the Sub-Adviser expects to rise in the short term, but not necessarily over the long term.  Since the Sub-Adviser attempts to prevent losses as well as achieve gains, it typically uses a “value approach” in selecting investments.  Its in-house research team seeks to identify companies that seem under-valued by various measures, such as price/book value, and may be temporarily out of favor but have good prospects for capital appreciation.  The Sub-Adviser may establish relatively large positions in companies it finds particularly attractive.

The Fund’s approach differs from that of many other stock funds.  The Sub-Adviser works as hard to reduce risk as to maximize gains and may realize gains rather than lose them in market declines.  In addition, the Sub-Adviser searches for the best risk/reward values among all types of securities.  The portion of the Fund invested in a particular type of security, such as common stocks, results largely from case-by-case investment decisions, and the size of the Fund’s cash reserve may reflect the Sub-Adviser’s ability to find companies that meet valuation criteria rather than its market outlook.  Bonds and convertible securities may be purchased to gain additional exposure to a company or for their income or other features; maturity and quality are not necessarily major considerations.  There is no limit on the Fund’s investments in convertible securities.  In pursuing the investment objective, the Sub-Adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain.  These special situations might arise when the Sub-Adviser believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.  The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Risks of Investing

An investment in the Fund may be appropriate for investors who are seeking a relatively conservative approach to investing for total return and are willing to accept the risks and uncertainties of investing in common stocks and bonds.  The Fund’s value will change primarily with changes in the prices of the securities held by the Fund.  The prices of common stocks will increase and decrease based on market conditions, specific industry conditions, and the conditions of the individual companies that issued the common stocks.  In general, common stocks are more volatile than fixed income securities.  However, over the long term, common stocks have shown greater potential for capital appreciation.  Because of its “value” style of investing, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market, if the Sub-Adviser’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong.

If the Fund has large holdings in a relatively small number of companies, disappointing performance by those companies will have a more adverse impact on the Fund than would be the case with a more diversified fund.  A

17

sizable cash or fixed income position may hinder the Fund from participating fully in a strong, rapidly rising bull market.

The value of bonds will vary inversely with changes in interest rates.  A decrease in interest rates will generally result in an increase in value of the Fund’s bonds.  Conversely, during periods of rising interest rates, the value of the Fund’s bonds will generally decline.  Longer term fixed income securities tend to suffer greater declines than shorter term securities because they are more sensitive to interest rate changes.  Fund performance also could be affected if an issuer or guarantor of a bond held by the Fund fails to make timely principal or interest payments or otherwise honor its obligations.

The Fund will be subject to the risk that its bonds may be paid off earlier or later than expected.  Either situation could cause the Fund to hold securities paying lower-than-market rates of interest, which could hurt the Fund’s yield or share price.  In addition, rising interest rates tend to extend the duration of certain fixed income securities, making them more sensitive to changes in interest rates.  As a result, in a period of rising interest rates, the Fund may exhibit additional volatility.  This is known as extension risk. When interest rates decline, borrowers may pay off their fixed income securities sooner than expected. This can reduce the returns of the Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. This is known as prepayment risk.

The Fund’s investments in securities of foreign issuers involve certain risks that are greater than those associated with investments in securities of U.S. issuers.  These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges).  In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States.  The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies.  Because of its foreign investments, the Fund may also experience more rapid or extreme changes in value than a fund that invests solely in securities of U.S. companies because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries.  There also is the risk that the cost of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

As a result of the Fund investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk.  This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged.  In either event, the dollar value of an investment in the Fund would be adversely affected. Currencies in non-U.S. countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by U.S. or foreign governments, central banks or supranational agencies, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United State or abroad.  The Sub-Adviser may, but is not required to, invest in certain instruments, such as forward currency exchange contracts, and may use certain techniques, such as hedging, to manage these risks.  However, the Sub-Adviser cannot guarantee that it will succeed in doing so.  The Fund could be exposed to risk if the counterparties are unable to meet the terms of the hedging contracts.  In addition, a hedging strategy relies upon the ability of the Sub-Adviser to accurately predict movements in currency exchange rates.  In certain markets, it may not be possible to hedge currency risk.

Convertible securities are bonds, debentures, notes, preferred stock or other securities that may be converted into or exercised for a prescribed amount of common stock at a specified time and price.  Convertible securities provide an opportunity for equity participation, with the potential for a higher dividend or interest yield and lower price volatility compared to common stock.  Convertible securities typically pay a lower interest rate than nonconvertible bonds of the same quality and maturity because of the conversion feature.  The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and the credit standing of the issuer.  The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature.  Convertible securities may also be rated below investment grade (“junk bond”) or are not rated, and are subject to credit risk, which is discussed above.

18

Preferred stocks are nonvoting equity securities that pay a stated fixed or variable rate dividend.  Due to their fixed income features, preferred stocks provide higher income potential than issuers’ common stocks, but typically are more sensitive to interest rate changes than an underlying common stock.  Preferred stocks are also subject to equity market risk, which is the risk that stock prices will fluctuate and can decline and reduce the value of the Fund’s investment.  The rights of preferred stocks on the distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a corporation’s debt securities.

A warrant is a security that gives the holder the right, but not the obligation, to subscribe for newly created equity issues of the issuing company or a related company at a fixed price either on a certain date or during a set period. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss.  Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company.

The Fund may use derivatives (including futures and options) to gain market exposure and potentially to enhance returns.  An option is the right to buy or sell an instrument at a specific price before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index.  These risks could cause the Fund to lose more than the principal amount invested.  In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on the Fund.

As with investing in other securities whose prices increase and decrease in market value, you may lose money by investing in the Fund.

Performance Information

The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time.  They demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund.  Past performance does not necessarily indicate how the Fund will perform in the future.  This performance information does not include the impact of any charges deducted under your insurance contract.  If it did, returns would be lower.

19

Best Quarter	Worst Quarter
14.45%	-19.44%
06/30/03	12/31/08

Average Annual Total Return (for Periods Ended December 31, 2008)

	Flexibly Managed Fund	S&P 500 Index(1)
1 Year	-27.83%	-37.00%
5 Years	2.15%	-2.19%
10 Years	7.73%	-1.38%

(1)               The S&P 500 Index is an unmanaged index that is a widely recognized benchmark of general stock market performance.  The index is an unmanaged capitalization-weighted index of 500 stocks representing all major industries.  It does not factor in the costs of buying, selling and holding securities — costs which are reflected in the Fund’s returns.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  The information in this table and the Example that follows does not reflect charges and fees deducted under your insurance contract. These charges and fees will increase expenses.

Annual Fund Operating Expenses

(expenses deducted from Fund assets)

Investment Advisory Fees	0.60%
Distribution (12b-1) Fees	None
Other Expenses	0.25%
Total Annual Fund Operating Expenses	0.85	%(a)

(a) A portion of the brokerage expenses are recaptured by the Fund and used to pay operating expenses.  After this reimbursement, expenses borne by investors in calendar (fiscal) year 2008 were 0.84% of net assets of the Fund.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	$87
3 Years	$271
5 Years	$471
10 Years	$1,049

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INVESTMENT SUMMARY:  BALANCED FUND

Investment Adviser	Independence Capital Management, Inc.

Investment Objective	The investment objective of the Fund is to seek long-term growth and current income.

Investment Strategy

The Fund seeks to achieve its investment objective by using a “fund-of-funds” strategy.  Accordingly, the Fund invests in a combination of other Penn Series Funds (each, an “underlying fund” and, together, the “underlying funds”) in accordance with its target asset allocation.  These underlying funds invest their assets directly in equity, fixed income, money market and other securities in accordance with their own investment objectives and policies.  The underlying funds are managed using both indexed and active management strategies.  The Fund intends to invest primarily in a combination of underlying funds; however, the Fund may invest directly in equity and fixed income securities and cash equivalents, including money market securities.

Under normal circumstances, the Fund will invest 50% -70% of its assets in stock and other equity underlying funds, 30%-50% of its assets in bond and other fixed income funds, and 0%-20% of its assets in money market funds.  The Fund’s allocation strategy is designed to provide a mix of the growth opportunities of stock investing with the income opportunities of bonds and other fixed income securities.

The Fund’s underlying equity fund allocation will primarily track the performance of the large capitalization company portion of the U.S. stock market.  The Fund’s underlying fixed income fund allocation will be invested primarily in a broad range of investment grade fixed income securities (although up to 10% of the underlying fund may be invested in non-investment grade securities (“junk bonds”)), and is intended to provide results consistent with the broad US fixed income market.

The following chart shows the Fund’s target asset allocation among the various asset classes.  Market appreciation or depreciation may cause the Fund to be outside of its target asset allocation range.  In addition, differences in the performance of the underlying funds and the size and frequency of purchase and redemption orders may affect the Fund’s actual allocations.  Accordingly, the Fund’s actual allocations may differ from this illustration.

Asset Classes and Underlying Funds	Target Asset Allocation
Equity Fund	50% - 70%
Penn Series Index 500 Fund

Fixed Income Fund	30% - 50%
Penn Series Quality Bond Fund

Money Market Fund	0% - 20%
Penn Series Money Market Fund

The Fund’s investment performance is directly related to the investment performance of the underlying funds.  The underlying funds invest their assets directly in equity, fixed income, money market and other securities in accordance with their own investment objectives and policies.  A brief description of each underlying fund’s principal investment strategy is provided below.  A complete description of the investment strategy of each underlying fund can be found in such underlying fund’s “Investment Summary” section of this Prospectus.  Each investor should review the complete description of the investment strategy of each underlying fund prior to investing in the Fund.

21

Underlying Funds	Investment Objective and Principal Investment Strategy
Penn Series Index 500 Fund

Seeks a total return (capital appreciation and income) which corresponds to that of the S&P 500 Index. Under normal circumstances, the Fund intends to invest substantially all of its assets in securities of companies included in the Index and close substitutes (such as index futures contracts) that are designed to track the S&P 500 Index.

Penn Series Quality Bond Fund

Seeks the highest income over the long term that is consistent with the preservation of principal. The Fund invests at least 80% of its net assets in debt securities. The Fund will invest primarily in investment grade debt securities and no more than 10% of the net assets in “junk bonds.”

Penn Series Money Market Fund

To preserve shareholder capital, maintain liquidity and achieve the highest possible level of current income consistent therewith. The Fund invests in a diversified portfolio of high-quality money market instruments. The Fund seeks to maintain a stable price of $1.00 per share.

Risks of Investing in the Fund

An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of investing in a fund which allocates its assets among various asset classes and market segments in the hope of achieving long-term growth and current income.

The Fund is subject to asset allocation risk, which is the risk that the selection of the underlying funds and the allocation of the underlying funds’ assets among the various asset classes and market segments will cause the Fund to underperform other funds with a similar investment objective.

The Fund purchases shares of the underlying funds.  When the Fund invests in an underlying fund, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the underlying fund’s expenses.

The Fund may invest a portion of its assets directly in equity and fixed income securities and cash equivalents, including money market securities. The Fund’s direct investment in these securities is subject to the same or similar risks as those described for an underlying fund’s investment in the same security, and such risks are summarized below.

As with investing in other securities whose prices increase and decrease in market value, you may lose money by investing in the Fund.

Summary of Principal Risks of the Underlying Funds

The value of your investment in the Fund is based primarily on the prices of the underlying funds that the Fund purchases.  In turn, the price of each underlying fund is based on the value of its securities.  The prices of these securities change daily and each underlying fund’s performance reflects the risks of investing in a particular asset class or classes.  Certain of the underlying funds reflect the risks of equity investing, while others reflect the risks of investing in fixed income securities.  A summary of each underlying fund’s principal risks is provided below.  A complete description of the principal risks of each underlying fund can be found in such underlying fund’s “Investment Summary” section of this Prospectus.  Each investor should review the complete description of the principal risks of each underlying fund prior to investing in the Fund.

22

Underlying Fund	Summary of Principal Risks

Penn Series Index 500 Fund

An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of investing in the hope of achieving a total return which corresponds to that of the S&P 500 Index. The Fund’s value will change primarily with changes in the prices of the stocks and other investments held by the Fund. The prices of common stocks will increase and decrease based on market conditions, specific industry conditions, and the conditions of the individual companies that issued the common stocks. In general, common stocks are more volatile than other investments, such as fixed income securities. However, over the long term, common stocks have shown greater potential for capital appreciation. In addition, the Fund is subject to the risk that the securities that comprise the S&P 500 Index may underperform other market segments or the equity markets as a whole. To the extent the Fund concentrates its investments in issuers doing business in the same industry, the Fund will increase its investment exposure to the risks of that industry and will be subject to greater volatility.

Penn Series Quality Bond Fund

The Fund’s value will change primarily with the changes in the prices of the fixed income securities (e.g., bonds) held by the Fund. The value of the fixed income securities will vary inversely with changes in interest rates. A decrease in interest rates will generally result in an increase in value of the Fund. Conversely, during periods of rising interest rates, the value of the Fund will generally decline. Fund performance also could be affected if an issuer or guarantor of a bond held by the Fund fails to make timely principal or interest payments or otherwise honor its obligations. Longer term fixed income securities tend to experience larger changes in value than shorter term securities because they are more sensitive to interest rate changes. A portfolio with a lower average duration generally will experience less price volatility in response to changes in interest rates as compared with a portfolio with a higher duration. Investing in junk bonds involves additional risks, including credit risk. Companies issuing junk bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered speculative investments. These companies are more vulnerable to financial setbacks and recession than more creditworthy companies which may impair their ability to make interest and principal payments. Due to pre-payment risk, mortgage-backed securities may respond differently to changes in interest rates than other fixed income securities.

Penn Series Money Market Fund

Although the Fund seeks to preserve the value of your investment in shares of the Fund at $1.00 per share, there is no guarantee, and it is still possible to lose money. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The Fund is new and therefore has no performance information.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  The information in this table and the Example that follows does not reflect charges and fees deducted under your insurance contract. These charges and fees will increase expenses.

23

Annual Fund Operating Expenses

(expenses deducted from Fund assets)

Investment Advisory Fees	0.00%
Distribution (12b-1) Fees	None
Other Expenses	0.26	%(a)
Acquired Fund Fees and Expenses	0.45	%(b)
Total Annual Fund Operating Expenses	0.71	%(c)
Less Fee Waivers	0.09	%(d)
Net Annual Fund Operating Expenses	0.62	%(c)

(a) “Other Expenses” are based on estimated amounts for the current fiscal year.

(b)  “Acquired Fund Fees and Expenses” reflect estimated amount of the fees and expenses that will be incurred indirectly by the Fund through its investments in the underlying funds during the current fiscal year.

(c)  The total and net annual fund operating expenses in this fee table may not correlate to the expense ratios in the financial highlights in this prospectus (and the Fund’s financial statements) because the financial highlights include only the Fund’s direct operating expenses and do not include fees and expenses incurred indirectly by the Fund through its investments in other investment companies.

(d)  The Administrative and Corporate Services Agent and the Fund’s Investment Adviser have contractually agreed under an expense limitation agreement with the Company to waive a portion of their fees and/or reimburse expenses to the extent necessary to keep total operating expenses of the Fund from exceeding 0.62% of average daily net assets per year. This agreement continues indefinitely so long as the Board of Directors, including a majority of the Directors who are not “interested persons” of the Company, approves it at least annually (currently, in February).

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  The figures below are based on the Fund’s “Net Annual Fund Operating Expenses,” which includes its “Acquired Fund Fees and Expenses.”  Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	$63
3 Years	$199

24

INVESTMENT SUMMARY:	LARGE GROWTH STOCK FUND

(formerly named Growth Stock Fund)

Investment Adviser	Independence Capital Management, Inc.

Sub-Adviser	T. Rowe Price Associates, Inc.

Investment Objective	The investment objective of the Fund is to achieve long-term growth of capital and increase of future income.

Investment Strategy

Under normal market conditions, the Fund invests at least 80% of its net assets in common stocks of large capitalization companies.  This policy may be changed without the vote of shareholders but shareholders will be given 60 days’ advance notice of any change.  For purposes of this policy, large capitalization companies have market capitalizations that fall within the market capitalization range of companies in the Russell 1000 Growth Index at the time of purchase. Because the Fund’s definition of large capitalization companies is dynamic, the lower and upper limits on market capitalization will change with the markets.  The Fund will invest primarily in common stocks of well established companies that the Sub-Adviser believes have long-term growth potential.  In selecting the Fund’s investments, the Sub-Adviser seeks investments in companies that have the ability to pay increasing dividends through strong cash flow.  The Sub-Adviser’s approach looks for companies with an above-average rate of earnings growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth.  The Sub-Adviser believes that when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.  The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

In pursuing its investment objective, the Sub-Adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain.  Those special situations might arise when the Sub-Adviser believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks (up to 30% of total assets), futures, and options, in keeping with Fund objectives.

Risks of Investing

An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of investing in common stocks in the hope of earning above-average long-term growth of capital and income.  The Fund’s value will change primarily with changes in the prices of the stocks and other investments held by the Fund.  The prices of common stocks will increase and decrease based on market conditions, specific industry conditions, and the conditions of the individual companies that issued the common stocks.  In general, common stocks are more volatile than other investments, such as fixed income securities.  By investing in the common stocks of larger, well established companies, the Sub-Adviser seeks to avoid some of the volatility associated with investment in smaller, less well established companies.  Growth stocks can be volatile for several reasons.  Since those companies usually invest a high portion of earnings in their businesses, they may lack the dividends of value stocks that can cushion stock prices in a falling market.  The prices of growth stocks are based largely on projections of the issuer’s future earnings and revenues.  If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically.  Growth stocks may be more expensive relative to their earnings or assets compared to value or other stocks. The Fund is also subject to the risk that its principal market segment, growth companies, may underperform compared to other market segments or the equity markets as a whole.

25

The Fund’s investments in securities of foreign issuers involve certain risks that are greater than those associated with investments in securities of U.S. issuers.  These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges).  In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States.  The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies.  Because of its foreign investments, the Fund may also experience more rapid or extreme changes in value than a fund that invests solely in securities of U.S. companies because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries.  There also is the risk that the cost of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

As a result of the Fund investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk.  This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged.  In either event, the dollar value of an investment in the Fund would be adversely affected. Currencies in non-U.S. countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by U.S. or foreign governments, central banks or supranational agencies, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United State or abroad.  The Sub-Adviser may, but is not required to, invest in certain instruments, such as forward currency exchange contracts, and may use certain techniques, such as hedging, to manage these risks.  However, the Sub-Adviser cannot guarantee that it will succeed in doing so.  The Fund could be exposed to risk if the counterparties are unable to meet the terms of the hedging contracts.  In addition, a hedging strategy relies upon the ability of the Sub-Adviser to accurately predict movements in currency exchange rates.  In certain markets, it may not be possible to hedge currency risk.

The Fund may use derivatives (including futures and options) to gain market exposure and potentially to enhance returns.  An option is the right to buy or sell an instrument at a specific price before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index.  These risks could cause the Fund to lose more than the principal amount invested.  In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on the Fund.

As with investing in other securities whose prices increase and decrease in market value, you may lose money by investing in the Fund.

Performance Information

The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time.  The information presented prior to August 1, 2004, represents the performance of Independence Capital Management, Inc., the Fund’s current investment adviser.  Since August 1, 2004, T. Rowe Price Associates, Inc. has been responsible for the Fund’s day-to-day portfolio management.  The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund.  Past performance does not necessarily indicate how the Fund will perform in the future.  This performance information does not include the impact of any charges deducted under your insurance contract.  If it did, returns would be lower.

26

Best Quarter	Worst Quarter
27.93%	-23.79%
12/31/99	12/31/08

Average Annual Total Return (for Periods Ended December 31, 2008)

	Large Growth Stock Fund	Russell 1000 Growth Index(1)
1 Year	-41.87%	-38.44%
5 Years	-3.16%	-3.42%
10 Years	-7.45%	-4.27%

(1)               The Russell 1000 Growth Index is a widely-recognized, capitalization-weighted index of the 1000 largest U.S. companies with higher growth rates and price-to-book ratios.  The index is a passive measure of equity market returns.  It does not factor in the costs of buying, selling and holding securities — costs which are reflected in the Fund’s returns.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  The information in this table and the Example that follows does not reflect charges and fees deducted under your insurance contract.  These charges and fees will increase expenses.

Annual Fund Operating Expenses

(expenses deducted from Fund assets)

Investment Advisory Fees	0.64%
Distribution (12b-1) Fees	None
Other Expenses	0.34%
Total Annual Fund Operating Expenses	0.98%

27

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	$100
3 Years	$312
5 Years	$542
10 Years	$1,201

28

INVESTMENT SUMMARY:	LARGE CAP GROWTH FUND

Investment Adviser	Independence Capital Management, Inc.

Sub-Adviser	Turner Investment Partners, Inc.

Investment Objective	The investment objective of the Fund is to seek long-term capital appreciation.

Investment Strategy

Under normal conditions, the Fund invests at least 80% of its net assets in common stocks of U.S. companies with large market capitalizations. This policy may be changed without the vote of shareholders but shareholders will be given 60 days’ advance notice of any change. For purposes of this policy, large capitalization companies have market capitalizations of more than $3 billion. When selecting investments for the Fund, the Sub-Adviser seeks to identify large capitalization U.S. companies with strong earnings growth potential. Further, the Fund invests in securities of companies that the Sub-Adviser believes are favorably priced in relation to their fundamental value and will likely appreciate over time. These securities may be traded over the counter or listed on an exchange. While the Fund primarily invests in the common stocks of large capitalization companies, the Fund may invest a portion of its assets (no more than 20%) in small and medium capitalization companies. The Fund may participate in initial public offerings (“IPOs”).

In selecting companies for the Fund, the Sub-Adviser typically invests for the long-term and chooses securities that it believes offer strong opportunities for long-term capital appreciation. The Sub-Adviser generally considers selling a security when it reaches a target price, when it fails to perform as expected, or when other opportunities appear more attractive.

Due to its investment strategy, the Fund may buy and sell securities frequently, which may result in higher transaction costs and may lower fund performance.

Risks of Investing

An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of investing in common stocks in the hope of long-term capital appreciation. The Fund’s value will change primarily with changes in the prices of the common stocks and other investments held by the Fund. The prices of common stocks will increase and decrease based on market conditions, specific industry conditions, and the conditions of the individual companies that issued the common stocks. In general, common stocks are more volatile than other investments, such as fixed income securities. Growth stocks can be volatile for several reasons. Since those companies usually invest a high portion of earnings in their businesses, they may lack the dividends of value stocks that can cushion stock prices in a falling market. The prices of growth stocks are based largely on projections of the issuer’s future earnings and revenues. If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks may be more expensive relative to their earnings or assets compared to value or other stocks. The Fund is also subject to the risk that its principal market segment, large capitalization growth companies, may underperform compared to other market segments or the equity markets as a whole.

Small- and mid-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small- and mid-cap companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. The securities of smaller companies are often traded in the over-the-counter market and, even if listed on a national securities exchange, the trading market (i.e., the volume of trades on any given day) for such securities may be less active than larger companies listed on that exchange. Consequently, the securities of these companies may be less liquid, may have limited market stability, and may be

29

subject to more abrupt or erratic market movements than the securities of larger, more established companies. As a result, the prices of the smaller companies owned by the Fund may be volatile.

The Fund may purchase securities in IPOs. These securities are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time the Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of funds to which IPO securities are allocated increases, the number of securities issued to the Fund may decrease. The investment performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as the Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

As with investing in other securities whose prices increase and decrease in market value, you may lose money by investing in the Fund.

Performance Information

The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time.  They represent the performance of the Fund’s previous managers for the period prior to August 1, 2008.  Since August 1, 2008, Turner Investment Partners, Inc. has been responsible for the Fund’s day-to-day portfolio management.  The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund.  Past performance does not necessarily indicate how the Fund will perform in the future.  This performance information does not include the impact of any charges deducted under your insurance contract.  If it did, returns would be lower.

Best Quarter	Worst Quarter
15.36%	-26.16%
06/30/03	12/31/08

30

Average Annual Total Return (for Periods Ended December 31, 2008)

	Large Cap Growth Fund	Russell 1000 Growth Index(1)
1 Year	-43.82%	-38.44%
5 Years	-7.68%	-3.42%
Since May 1, 2002(2)	-4.98%	-1.92%

(1)               The Russell 1000 Growth  Index is a widely-recognized, capitalization-weighted index of the 1000 largest U.S. companies with higher growth rates and price-to-book ratios.  The index is a passive measure of equity market returns.  It does not factor in the costs of buying, selling and holding securities — costs which are reflected in the Fund’s returns.

(2)               Inception date of the Fund.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  The information in this table and the Example that follows does not reflect charges and fees deducted under your insurance contract. These charges and fees will increase expenses.

Annual Fund Operating Expenses

(expenses deducted from Fund assets)

Investment Advisory Fees	0.55%
Distribution (12b-1) Fees	None
Other Expenses	0.41%
Total Annual Fund Operating Expenses	0.96%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	$98
3 Years	$306
5 Years	$531
10 Years	$1,178

31

INVESTMENT SUMMARY:	LARGE CORE GROWTH FUND

Investment Adviser	Independence Capital Management, Inc.

Sub-Adviser	Wells Capital Management Incorporated

Investment Objective	The investment objective of the Fund is to seek to achieve long-term growth of capital (capital appreciation).

Investment Strategy

The Fund attempts to achieve its investment objective by investing primarily in common and preferred stocks of large capitalization U.S. companies.  Under normal conditions, the Fund invests at least 80% of its net assets in securities of large capitalization companies.  This policy may be changed without the vote of shareholders but shareholders will be given 60 days’ advance notice of any change.  For this Fund, large capitalization companies are those with market capitalizations within the range of companies comprising the Russell 1000 Growth Index at the time of purchase. Because the Fund’s definition of large capitalization companies is dynamic, the lower and upper limits on market capitalization will change with the markets.

The Fund invests principally in equity securities of large capitalization companies that offer the potential for capital growth, with an emphasis on identifying companies that have the prospect for improving sales and earnings growth rates, enjoy a competitive advantage and have effective management with a history of making investments that are in the best interests of shareholders. The Sub-Adviser employs a rigorous bottom-up research process to identify solid investment opportunities.  The Sub-Adviser seeks to construct a well diversified portfolio in order to reduce risk while enhancing return.

The Sub-Adviser may sell a security based on several factors, with valuation the key element.  The Sub-Adviser may sell a security if the investment reaches its target price, there is a change in the security’s fundamentals or when better investment opportunities emerge.

The Fund may also invest in U.S. dollar-denominated and U.S. exchange-traded foreign equities, American Depositary Receipts (ADRs), real estate investment trusts (REITs), shares of other investment companies and exchange-traded funds (ETFs), derivatives (such as options, futures and equity swaps), and cash instruments maturing in one year or less.

The fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which may lower fund performance.

Risks of Investing

An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of investing in common and preferred stocks in the hope of achieving long-term growth of capital. The Fund’s value will change primarily with changes in the prices of the stocks and other investments held by the Fund.  The prices of common stocks will increase and decrease based on market conditions, specific industry conditions, and the conditions of the individual companies that issued the common stocks. In general, common stocks are more volatile than other investments, such as fixed income securities. However, over the long term, common stocks have shown greater potential for capital appreciation.  In addition, the Fund is subject to the risk that its principal market segment, large capitalization growth companies, may underperform compared to other market segments or the equity markets as a whole.

Growth stocks can be volatile for several reasons.  Since those companies usually invest a high portion of earnings in their businesses, they may lack the dividends of value stocks that can cushion stock prices in a falling market.  The prices of growth stocks are based largely on projections of the issuer’s future earnings and revenues.  If a

32

company’s earnings or revenues fall short of expectations, its stock price may fall dramatically.  Growth stocks may be more expensive relative to their earnings or assets compared to value or other stocks.

The Fund’s investments in securities of foreign issuers and ADRs involve certain risks that are greater than those associated with investments in securities of U.S. issuers.  These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges).  In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States.  The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies.  Because of its foreign investments, the Fund may also experience more rapid or extreme changes in value than a fund that invests solely in securities of U.S. companies because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries.  There also is the risk that the cost of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

As a result of the Fund investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk.  This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged.  In either event, the dollar value of an investment in the Fund would be adversely affected. Currencies in non-U.S. countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by U.S. or foreign governments, central banks or supranational agencies, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United State or abroad.  The Sub-Adviser may, but is not required to, invest in certain instruments, such as forward currency exchange contracts, and may use certain techniques, such as hedging, to manage these risks.  However, the Sub-Adviser cannot guarantee that it will succeed in doing so.  The Fund could be exposed to risk if the counterparties are unable to meet the terms of the hedging contracts.  In addition, a hedging strategy relies upon the ability of the Sub-Adviser to accurately predict movements in currency exchange rates.  In certain markets, it may not be possible to hedge currency risk.

The Fund may purchase shares of other investment companies, including exchange traded-funds (ETF).  When the Fund invests in another investment company, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the other investment company’s expenses. Therefore, it may be more costly to own shares of another investment company than to own the underlying securities directly.  While the risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, lack of liquidity in an ETF can result in its value being more volatile than the underlying portfolio securities.

The Fund’s investments in REITs will be subject to the risks associated with the direct ownership of real estate.  Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions.  REITs are more dependent upon specialized management skills, have limited diversification and are, therefore, generally dependent on their ability to generate cash flow to make distributions to shareholders.  In addition, REITs have their own expenses, and the Fund will bear a proportionate share of those expenses.

The Fund may use derivatives (including futures, options and swaps) to gain market exposure and potentially to enhance returns.  An option is the right to buy or sell an instrument at a specific price before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. A swap is an agreement whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount.  The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index.  These risks could cause the Fund to lose more than the principal amount invested.  In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on the Fund.

33

As with investing in other securities whose prices increase and decrease in market value, you may lose money by investing in the Fund.

Performance Information

The Fund is new and therefore has no performance information.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  The information in this table and the Example that follows does not reflect charges and fees deducted under your insurance contract.  These charges and fees will increase expenses.

Annual Fund Operating Expenses

(expenses deducted from Fund assets)

Investment Advisory Fees	0.56%
Distribution (12b-1) Fees	None
Other Expenses	0.34	%(a)
Acquired Fund Fees and Expenses	0.01	%(b)
Total Annual Fund Operating Expenses	0.91	%(c)
Less Fee Waivers	0.26	%(d)
Net Annual Fund Operating Expenses	0.65	%(c)(e)

(a) “Other Expenses” are based on estimated amounts for the current fiscal year.

(b) “Acquired Fund Fees and Expenses” reflect estimated amount of the fees and expenses that will be incurred indirectly by the Fund through its investments in other investment companies during the current fiscal year.

(c) The total and net annual fund operating expenses in this fee table may not correlate to the expense ratios in the financial highlights in this prospectus (and the Fund’s financial statements) because the financial highlights include only the Fund’s direct operating expenses and do not include fees and expenses incurred indirectly by the Fund through its investments in other investment companies.

(d) The Administrative and Corporate Services Agent and the Fund’s Investment Adviser have contractually agreed under an expense limitation agreement with the Company to waive a portion of their fees and/or reimburse expenses to the extent necessary to keep total operating expenses of the Fund from exceeding 0.64% of average daily net assets per year. This agreement is limited to the Fund’s direct operating expenses and, therefore, does not apply to “Acquired Fund Fees and Expenses.” Further, this agreement continues indefinitely so long as the Board of Directors, including a majority of the Directors who are not “interested persons” of the Company, approves it at least annually (currently, in February).

(e) A portion of the brokerage expenses are recaptured by the Fund and used to pay operating expenses.  After this reimbursement, direct expenses borne by investors in calendar (fiscal) year 2008 were 0.61% of net assets of the Fund. This amount includes expenses incurred indirectly by the Fund through its investments in other investment companies.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  The figures below are based on the Fund’s “Net Annual Fund Operating Expenses,” which include its “Acquired Fund Fees and Expenses.”  Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	$66
3 Years	$208

34

INVESTMENT SUMMARY:	LARGE CAP VALUE FUND

Investment Adviser	Independence Capital Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Investment Objective	The investment objective of the Fund is to seek to achieve long-term growth of capital.

Investment Strategy

Under normal conditions, the Fund invests at least 80% of its net assets in equity securities of large capitalization companies. This policy may be changed without the vote of shareholders but shareholders will be given 60 days’ advance notice of any change. For purposes of this policy, large capitalization companies have market capitalizations of more than $5 billion at the time of purchase. The Fund primarily invests in common stocks with low price-earnings ratios and better-than-anticipated earnings.

The Sub-Adviser attempts to reduce the Fund’s exposure to market risks by diversifying its investments, that is, by not holding a substantial amount of stock of any one company and by not investing too great a percentage of the Fund’s assets in any one company. In selecting securities for purchase or sale by the Fund, the Sub-Adviser selects securities one at a time. This is called a “bottom-up approach.” The Sub-Adviser uses a fundamental analysis to select securities that it believes are undervalued relative to long-term earnings and cash flow potential. While this process and the inter-relationship of the factors used may change over time and its implementation may vary in particular cases, the Sub-Adviser currently considers one or more of the following factors when assessing a company’s business prospects: future supply/demand conditions for its key products, product cycles, quality of management, competitive position in the market place, reinvestment plans for cash generated, and better-than-expected earnings reports. The Sub-Adviser may consider selling a stock for one or more of the following reasons: the stock price has reached its target, the company’s fundamentals appear to be deteriorating, or better stock selections are believed to have been identified.

While the Fund primarily invests in large capitalization companies, the Fund may invest a portion of its assets (no more than 20%) in small and medium capitalization companies. The Fund may invest up to 25% of its total assets in securities of companies or governments in any country, including emerging market countries. These include equity and debt securities of companies organized under the laws of countries other than the United States and debt securities of foreign governments and their agencies and instrumentalities. Securities of foreign issuers that are represented by American Depository Receipts (“ADRs”) or that are listed on a U.S. securities exchange or traded in the U.S. over-the-counter markets are not considered “foreign securities” for purposes of this investment restriction. The Fund’s investments in debt securities are subject to an aggregate limit of 10% of the Fund’s net assets. The Fund may purchase both investment grade securities and non-investment grade securities (commonly referred to as “junk bonds”) rated as low as “B” by Moody’s or Standard & Poor’s Rating Service or having comparable ratings by other nationally recognized rating organizations (or, if they are unrated, having a comparable rating assigned by the Sub-Adviser).

In addition to common stocks, the Fund may invest in other equity securities, including preferred stocks, warrants, rights, and convertible securities. The Fund may invest in non-investment grade convertible securities (commonly referred to as “junk bonds”) rated as low as “B” by Moody’s or Standard & Poor’s Rating Service or having comparable ratings by other nationally recognized rating organizations (or, if they are unrated, having a comparable rating assigned by the Sub-Adviser). The Fund at times may engage in derivative transactions (such as options, futures contracts and options thereon, forward currency exchange contracts, and swaps) to protect against stock price, interest rate or currency rate declines, to enhance returns, or as a substitute for the purchase or sale of securities or currencies. Under normal market conditions, the Fund can invest up to 15% of its assets in cash and cash equivalents such as commercial paper, repurchase agreements, Treasury bills, and other short-term U.S. government securities. This strategy would be used primarily for cash management or liquidity purposes. To the

35

extent that the Fund uses this strategy, it might reduce its opportunities to seek its objective of long-term growth of capital.

Due to its investment strategy, the Fund may buy and sell securities frequently, which may result in higher transaction costs and may lower fund performance.

Risks of Investing

An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of investing primarily in equity securities of large capitalization companies in the hope of earning long-term growth of capital. The Fund’s value will change primarily with changes in the prices of the common stocks and other investments held by the Fund. The prices of common stocks will increase and decrease based on market conditions, specific industry conditions, and the conditions of the individual companies that issued the common stocks. In general, common stocks are more volatile than other investments, such as fixed income securities. However, over the long term, common stocks have shown greater potential for capital appreciation. Because of its “value” style of investing, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market, if the Sub-Adviser’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong. In addition, the Fund is subject to the risk that its principal market segment, large capitalization value companies, may underperform compared to other market segments or the equity markets as a whole.

The Fund’s investments in securities of foreign issuers and ADRs involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges). In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies. Because of its foreign investments, the Fund may also experience more rapid or extreme changes in value than a fund that invests solely in securities of U.S. companies because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. There also is the risk that the cost of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected. Currencies in non-U.S. countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by U.S. or foreign governments, central banks or supranational agencies, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United State or abroad. The Sub-Adviser may, but is not required to, invest in certain instruments, such as forward currency exchange contracts, and may use certain techniques, such as hedging, to manage these risks. However, the Sub-Adviser cannot guarantee that it will succeed in doing so. The Fund could be exposed to risk if the counterparties are unable to meet the terms of the hedging contracts. In addition, a hedging strategy relies upon the ability of the Sub-Adviser to accurately predict movements in currency exchange rates. In certain markets, it may not be possible to hedge currency risk.

Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

36

The Fund’s value will change with changes in the prices of the fixed income securities held by the Fund. The value of fixed income securities vary inversely with changes in interest rates. During periods of rising interest rates, the value of the Fund may decline. Longer term fixed income securities tend to suffer greater declines than shorter term securities because they are more sensitive to interest rate changes. Fund performance also could be affected if an issuer or guarantor of a bond held by the Fund fails to make timely principal or interest payments or otherwise honor its obligations. Investing in junk bonds involves additional risks, including credit risk. The value of these lower quality bonds is affected by the creditworthiness of the companies that issue the securities, general economic and specific industry conditions. Companies issuing junk bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered speculative investments. These companies are more vulnerable to financial setbacks and recession than more creditworthy companies which may impair their ability to make interest and principal payments. Therefore, the Fund’s credit risk increases when the U.S. economy slows or enters a recession. The share price of the Fund is expected to be more volatile than the share price of a fund investing in higher quality fixed income securities, which react primarily to the general level of interest rates. In addition, the trading market for junk bonds may be less active and less liquid, that is, the Sub-Adviser may not be able to sell bonds at desired prices and large purchases or sales of certain junk bond issues can cause substantial price swings. As a result, the price at which junk bonds can be sold may be adversely affected and valuing such junk bonds can be a difficult task.

The Fund will be subject to the risk that its bonds may be paid off earlier or later than expected. Either situation could cause the Fund to hold securities paying lower-than-market rates of interest, which could hurt the Fund’s yield or share price. In addition, rising interest rates tend to extend the duration of certain fixed income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Fund may exhibit additional volatility. This is known as extension risk. When interest rates decline, borrowers may pay off their fixed income securities sooner than expected. This can reduce the returns of the Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. This is known as prepayment risk.

Small- and mid-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small- and mid-cap companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. The securities of smaller companies are often traded in the over-the-counter market and, even if listed on a national securities exchange, the trading market (i.e., the volume of trades on any given day) for such securities may be less active than larger companies listed on that exchange. Consequently, the securities of these companies may be less liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than the securities of larger, more established companies. As a result, the prices of the smaller companies owned by the Fund may be volatile.

Convertible securities are bonds, debentures, notes, preferred stock or other securities that may be converted into or exercised for a prescribed amount of common stock at a specified time and price. Convertible securities provide an opportunity for equity participation, with the potential for a higher dividend or interest yield and lower price volatility compared to common stock. Convertible securities typically pay a lower interest rate than nonconvertible bonds of the same quality and maturity because of the conversion feature. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature. Convertible securities may also be rated below investment grade (“junk bond”) or are not rated, and are subject to credit risk, which is discussed above.

Preferred stocks are nonvoting equity securities that pay a stated fixed or variable rate dividend. Due to their fixed income features, preferred stocks provide higher income potential than issuers’ common stocks, but typically are more sensitive to interest rate changes than an underlying common stock. Preferred stocks are also subject to equity market risk, which is the risk that stock prices will fluctuate and can decline and reduce the value of the Fund’s investment. The rights of preferred stocks on the distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a corporation’s debt securities.

A warrant is a security that gives the holder the right, but not the obligation, to subscribe for newly created equity issues of the issuing company or a related company at a fixed price either on a certain date or during a set period. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater

37

potential for capital appreciation as well as capital loss. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company.

The Fund may use derivatives (including futures, options and swaps) to gain market exposure and potentially to enhance returns. An option is the right to buy or sell an instrument at a specific price before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. A swap is an agreement whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. These risks could cause the Fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on the Fund.

As with investing in other securities whose prices increase and decrease in market value, you may lose money by investing in the Fund.

Performance Information

The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time.  They represent the performance of the Fund’s previous managers for the period prior to August 25, 2008.  Since August 25, 2008, OppenheimerFunds, Inc. has been responsible for the Fund’s day-to-day portfolio management.  The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund.  Past performance does not necessarily indicate how the Fund will perform in the future.  This performance information does not include the impact of any charges deducted under your insurance contract.  If it did, returns would be lower.

Best Quarter	Worst Quarter
17.98%	-26.40%
06/30/03	12/31/08

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Average Annual Total Return (for Periods Ended December 31, 2008)

	Large Cap Value Fund	Russell 1000 Value Index(1)
1 Year	-44.62%	-36.85%
5 Years	-4.61%	-0.79%
10 Years	-0.66%	1.36%

(1)               The Russell 1000 Value Index is a widely-recognized, capitalization-weighted index of the 1000 largest U.S. companies with lower price-to-book ratios and lower forecasted growth values.  The index is a passive measure of equity market returns.  It does not factor in the costs of buying, selling and holding securities — costs which are reflected in the Fund’s returns.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  The information in this table and the Example that follows does not reflect charges and fees deducted under your insurance contract. These charges and fees will increase expenses.

Annual Fund Operating Expenses

(expenses deducted from Fund assets)

Investment Advisory Fees	0.60%
Distribution (12b-1) Fees	None
Other Expenses	0.30%
Total Annual Fund Operating Expenses	0.90	%(a)(b)

(a)  A portion of the brokerage expenses are recaptured by the Fund and used to pay operating expenses.  After this reimbursement, direct expenses borne by investors in calendar (fiscal) year 2008 were 0.88% of net assets of the Fund.

(b)  The total annual fund operating expenses in this fee table may not correlate to the expense ratio in the financial  highlights in this prospectus (and the Fund’s financial statements) because the financial highlights include only the Fund’s direct operating expenses and do not include fees and expenses incurred indirectly by the Fund through its investments in other investment companies.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	$92
3 Years	$287
5 Years	$498
10 Years	$1,108

39

INVESTMENT SUMMARY:	LARGE CORE VALUE FUND

Investment Adviser	Independence Capital Management, Inc.

Sub-Adviser	Eaton Vance Management

Investment Objective	The investment objective of the Fund is to seek total return.

Investment Strategy

The Fund invests primarily in value stocks of large capitalization companies.  Under normal conditions, the Fund invests at least 80% of its net assets in securities of large capitalization companies.  This policy may be changed without the vote of shareholders but shareholders will be given 60 days’ advance notice of any change.  For this Fund, large capitalization companies are those companies having market capitalizations equal to or greater than the median capitalization of companies included in the Russell 1000 Value Index at the time of purchase.  Because the Fund’s definition of large capitalization companies is dynamic, it will change with the markets.  Value stocks are stocks that, in the opinion of the Sub-Adviser, are inexpensive or undervalued relative to the overall stock market.

The Fund primarily invests in dividend-paying stocks.  The Fund may also invest in fixed income securities, such as convertible debt securities, of any credit quality (including securities rated below investment grade (“junk bonds”)), real estate investment trusts and non-income producing stocks.  The Fund may invest up to 25% of its total assets in foreign securities, some of which may be located in emerging market countries.  The Fund at times may engage in derivative transactions (such as options, futures contracts and options thereon, forward currency exchange contracts, covered short sales and equity swaps) to protect against stock price, interest rate or currency rate declines (“hedging”), to enhance returns, or as a substitute for the purchase or sale of securities or currencies.

The Sub-Adviser may consider a company’s dividend prospects and estimates of a company’s net value when selecting securities.  The Sub-Adviser may sell a security when the Sub-Adviser’s price objective for the security is reached, the fundamentals of the company deteriorate, a security’s price falls below acquisition cost or to pursue more attractive investment options.

The Fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which may lower Fund performance.

Risks of Investing

An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of investing in common stocks in the hope of earning long-term growth of capital and income.  The Fund’s value will change primarily with changes in the prices of the stocks and other investments held by the Fund.  The prices of common stocks will increase and decrease based on market conditions, specific industry conditions, and the conditions of the individual companies that issued the common stocks.  In general, common stocks are more volatile than other investments, such as fixed income securities.  Because of its “value” style of investing, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market, if the Sub-Adviser’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong.  In addition, the Fund is subject to the risk that its principal market segment, large capitalization value companies, may underperform compared to other market segments or the equity markets as a whole.

The Fund’s investments in securities of foreign issuers (including any American Depositary Receipts) involve certain risks that are greater than those associated with investments in securities of U.S. issuers.  These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges).  In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States.  The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies.  Because of its foreign investments, the Fund may also experience more

40

rapid or extreme changes in value than a fund that invests solely in securities of U.S. companies because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries.  There also is the risk that the cost of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

As a result of the Fund investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk.  This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged.  In either event, the dollar value of an investment in the Fund would be adversely affected. Currencies in non-U.S. countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by U.S. or foreign governments, central banks or supranational agencies, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United State or abroad.  The Sub-Adviser may, but is not required to, invest in certain instruments, such as forward currency exchange contracts, and may use certain techniques, such as hedging, to manage these risks.  However, the Sub-Adviser cannot guarantee that it will succeed in doing so.  The Fund could be exposed to risk if the counterparties are unable to meet the terms of the hedging contracts.  In addition, a hedging strategy relies upon the ability of the Sub-Adviser to accurately predict movements in currency exchange rates.  In certain markets, it may not be possible to hedge currency risk.

Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries.  Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation.  It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country.  In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries.  As a result, there will tend to be an increased risk of price volatility associated with the Fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

The Fund’s value will change with changes in the prices of the fixed income securities held by the Fund.  The value of fixed income securities vary inversely with changes in interest rates.  During periods of rising interest rates, the value of the Fund may decline.  Longer term fixed income securities tend to suffer greater declines than shorter term securities because they are more sensitive to interest rate changes.  Fund performance also could be affected if an issuer or guarantor of a bond held by the Fund fails to make timely principal or interest payments or otherwise honor its obligations.  Investing in junk bonds involves additional risks, including credit risk.  The value of these lower quality bonds is affected by the creditworthiness of the companies that issue the securities, general economic and specific industry conditions.  Companies issuing junk bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered speculative investments.  These companies are more vulnerable to financial setbacks and recession than more creditworthy companies which may impair their ability to make interest and principal payments.  Therefore, the Fund’s credit risk increases when the U.S. economy slows or enters a recession.  The share price of the Fund is expected to be more volatile than the share price of a fund investing in higher quality fixed income securities, which react primarily to the general level of interest rates.  In addition, the trading market for junk bonds may be less active and less liquid, that is, the Sub-Adviser may not be able to sell bonds at desired prices and large purchases or sales of certain junk bond issues can cause substantial price swings.  As a result, the price at which junk bonds can be sold may be adversely affected and valuing such junk bonds can be a difficult task.

The Fund will be subject to the risk that its bonds may be paid off earlier or later than expected.  Either situation could cause the Fund to hold securities paying lower-than-market rates of interest, which could hurt the Fund’s yield or share price.  In addition, rising interest rates tend to extend the duration of certain fixed income securities, making them more sensitive to changes in interest rates.  As a result, in a period of rising interest rates, the Fund may exhibit additional volatility.  This is known as extension risk. When interest rates decline, borrowers may pay off their fixed income securities sooner than expected. This can reduce the returns of the Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. This is known as prepayment risk.

The Fund’s investments in REITs will be subject to the risks associated with the direct ownership of real estate.  Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying

41

properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions.  REITs are more dependent upon specialized management skills, have limited diversification and are, therefore, generally dependent on their ability to generate cash flow to make distributions to shareholders.  In addition, REITs have their own expenses, and the Fund will bear a proportionate share of those expenses.

The Fund may use derivatives (including futures, options and swaps) to gain market exposure and potentially to enhance returns.  An option is the right to buy or sell an instrument at a specific price before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. A swap is an agreement whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount.  The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index.  These risks could cause the Fund to lose more than the principal amount invested.  In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on the Fund.

As with investing in other securities whose prices increase and decrease in market value, you may lose money by investing in the Fund.

Performance Information

The Fund is new and therefore has no performance information.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  The information in this table and the Example that follows does not reflect charges and fees deducted under your insurance contract. These charges and fees will increase expenses.

Annual Fund Operating Expenses

(expenses deducted from Fund assets)

Investment Advisory Fees	0.46%
Distribution (12b-1) Fees	None	%
Other Expenses	0.33	%(a)
Acquired Fund Fees and Expenses	0.01	%(b)
Total Annual Fund Operating Expenses	0.80	%(c)
Less Fee Waivers	0.25	%(d)
Net Annual Fund Operating Expenses	0.55	%(c)

(a) “Other Expenses” are based on estimated amounts for the current fiscal year.

(b) “Acquired Fund Fees and Expenses” reflect estimated amount of the fees and expenses that will be incurred indirectly by the Fund through its investments in other investment companies during the current fiscal year.

(c)  The total and net annual fund operating expenses in this fee table may not correlate to the expense ratios in the financial  highlights in this prospectus (and the Fund’s financial statements) because the financial highlights include only the Fund’s direct operating expenses and do not include fees and expenses incurred indirectly by the Fund through its investments in other investment companies.

(d)  The Administrative and Corporate Services Agent and the Fund’s Investment Adviser have contractually agreed under an expense limitation agreement with the Company to waive a portion of their fees and/or reimburse expenses to the extent necessary to keep total operating expenses of the Fund from exceeding 0.54% of average daily net assets per year. This agreement is limited to the Fund’s direct operating expenses and, therefore, does not apply to “Acquired Fund Fees and Expenses.” Further, this agreement continues indefinitely so long as the Board of Directors, including a majority of the Directors who are not “interested persons” of the Company, approves it at least annually (currently, in February).

42

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  The figures below are based on the Fund’s “Net Annual Fund Operating Expenses,” which include its “Acquired Fund Fees and Expenses.”  Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	$56
3 Years	$176

43

INVESTMENT SUMMARY:	INDEX 500 FUND

Investment Adviser	Independence Capital Management, Inc.

Sub-Adviser	SSgA Funds Management, Inc.

Investment Objective	The investment objective of the Fund is to seek a total return (capital appreciation and income) which corresponds to that of the S&P 500 Index.

Investment Strategy

Under normal circumstances, the Fund invests at least 80% of its net assets in securities listed in the S&P 500® Index (the “Index”). This policy may be changed without the vote of shareholders but shareholders will be given 60 days’ advance notice of any change. Under normal circumstances, however, the Fund intends to invest substantially all of its assets in securities of companies included in the Index and close substitutes (such as index futures contracts) that are designed to track the Index. The Index is a well-known stock market index that includes common stocks of approximately 500 companies from all major industries representing a significant portion of the market value of all common stocks publicly traded in the United States, most of which are listed on the New York Stock Exchange. Stocks in the Index are weighted according to their float adjusted capitalizations. The Fund may concentrate (invest 25% or more of the value of its assets) in the securities of issuers having their principal business activities in the same industry if the Index is also concentrated in such industry.

The Sub-Adviser does not manage the Fund according to traditional methods of “active” investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the Sub-Adviser utilizes a “passive” investment approach, attempting to replicate the investment performance of the Index through automated statistical analytic procedures.

The Sub-Adviser seeks to replicate the returns of the Index by investing in the securities of the Index in approximately their Index weight. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those weightings. In those circumstances, the Fund may purchase a sample of stocks in the Index in proportions expected to replicate generally the performance of the Index as a whole. In addition, from time to time, stocks are added to or removed from the Index. The Fund may sell stocks that are represented in the Index, or purchase stocks that are not yet represented in the Index, in anticipation of their removal from or addition to the Index.

The Sub-Adviser may at times purchase or sell futures contracts, or options on those futures, in lieu of investment directly in the stocks making up the Index. The Sub-Adviser might do so, for example, in order to increase the Fund’s investment exposure pending investment of cash in the stocks comprising the Index. Alternatively, the Sub-Adviser might use futures or options on futures to reduce its investment exposure to the Index in situations where it intends to sell a portion of the stocks in the Fund’s portfolio but the sale has not yet been completed. The Sub-Adviser may also enter into other derivatives transactions, including the purchase or sale of options or entering into swap transactions, to assist in replicating the performance of the Index.

Risks of Investing

An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of investing in common stocks in the hope of achieving a total return which corresponds to that of the Index. The Fund’s value will change primarily with changes in the prices of the stocks and other investments held by the Fund. The prices of common stocks will increase and decrease based on market conditions, specific industry conditions, and the conditions of the individual companies that issued the common stocks. In general, common stocks are more volatile than other investments, such as fixed income securities. However, over the long term, common stocks have shown greater potential for capital appreciation. In addition, the Fund is subject to the risk that the securities that comprise the Index may underperform other market segments or the equity markets as a whole. To the extent the Fund concentrates its investments in issuers doing business in the same industry, the Fund will increase its investment exposure to the risks of that industry and will be subject to greater volatility.

44

The Fund may use derivatives (including futures, options and swaps) to gain market exposure. An option is the right to buy or sell an instrument at a specific price before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. A swap is an agreement whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. These risks could cause the Fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on the Fund.

It is anticipated that the correlation of the Fund’s performance to that of the Index will increase as the size of the Fund grows to critical mass. The Sub-Adviser’s ability to achieve significant correlation between Fund and Index performance may be affected by changes in securities markets, changes in the composition of the Index and the timing of purchases and redemptions of Fund shares.

As with investing in other securities whose prices increase and decrease in market value, you may lose money by investing in the Fund.

Performance Information

The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time.  They represent the performance of the Fund’s previous manager for the period prior to August 25, 2008.  Since August 25, 2008, SSgA Funds Management, Inc. has been responsible for the Fund’s day-to-day portfolio management.  The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund.  Past performance does not necessarily indicate how the Fund will perform in the future.  This performance information does not include the impact of any charges deducted under your insurance contract.  If it did, returns would be lower.

Best Quarter	Worst Quarter
15.36%	-21.85%
06/30/03	12/31/08

45

Average Annual Total Return (for Periods Ended December 31, 2008)

	Index 500 Fund	S&P 500 Index(1)
1 Year	-36.08%	-37.00%
5 Years	-2.20%	-2.19%
Since May 1, 2000(2)	-3.73%	-3.65%

(1)               The S&P 500 Index is an unmanaged index that is a widely recognized benchmark of general stock market performance.  The index is an unmanaged capitalization-weighted index of 500 stocks representing all major industries.  It does not factor in the costs of buying, selling and holding securities — costs which are reflected in the Fund’s returns.

(2)               Inception date of the Fund.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  The information in this table and the Example that follows does not reflect charges and fees deducted under your insurance contract. These charges and fees will increase expenses.

Annual Fund Operating Expenses

(expenses deducted from Fund assets)

Investment Advisory Fees	0.07%
Distribution (12b-1) Fees	None	%
Other Expenses	0.30%
Acquired Fund Fees and Expenses	0.01	%(a)
Total Annual Fund Operating Expenses	0.38	%(b)(c)

(a) “Acquired Fund Fees and Expenses” reflect the fees and expenses that were incurred indirectly by the Fund through its investments in other investment companies in the calendar (fiscal) year 2008.

(b)  The total annual fund operating expenses in this fee table may not correlate to the expense ratio in the financial  highlights in this prospectus (and the Fund’s financial statements) because the financial highlights include only the Fund’s direct operating expenses and do not include fees and expenses incurred indirectly by the Fund through its investments in other investment companies.

(c)  The Fund’s actual total operating expenses for the most recent year were less than the amount shown above because the Administrative and Corporate Services Agent (the “Agent”) has voluntarily agreed to waive fees and reimburse expenses to the extent that total operating expenses exceed 0.35%.  This voluntary waiver does not include fees and expenses incurred indirectly by the Fund through its investments in other investment companies. With these voluntary waivers, the Fund’s actual total operating expenses for the most recent year were 0.36%.  The Agent may change or eliminate all or part of this voluntary waiver at any time.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	$39
3 Years	$122
5 Years	$213
10 Years	$480

46

INVESTMENT SUMMARY:	MID CAP GROWTH FUND

Investment Adviser	Independence Capital Management, Inc.

Sub-Adviser	Turner Investment Partners, Inc.

Investment Objective	The investment objective of the Fund is to maximize capital appreciation.

Investment Strategy

Under normal conditions, the Fund invests at least 80% of its net assets in equity securities of mid-cap companies.  This policy may be changed without the vote of shareholders but shareholders will be given 60 days’ advance notice of any change.  Mid-cap companies have market capitalization in the range of those companies included in the Russell Midcap Index at the time of purchase.  Because the Fund’s definition of mid-cap companies is dynamic, the lower and upper limits on market capitalization will change with the markets.  The Fund will invest in securities of U.S. companies that the Sub-Adviser believes have strong earnings growth potential and that are diversified across economic sectors.  The Fund will attempt to maintain sector concentrations that approximate those of the Russell Midcap Growth Index.  The Fund’s exposure is generally limited to 5% of assets in any single issuer, subject to exceptions for the most heavily-weighted securities in the Russell Midcap Growth Index.  Due to its investment strategy, the Fund may buy and sell securities frequently, which may result in higher transaction costs and may lower fund performance.

Risks of Investing

An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of investing in mid-cap stocks in the hope of achieving above-average capital appreciation.  The Fund’s value will change primarily with the changes in prices of the common stocks held by the Fund.  The prices of common stocks will increase and decrease based on market conditions, specific industry conditions, and the conditions of individual companies that issued the common stocks.  In general, common stocks are more volatile than other investments, such as fixed income securities.  However, over the long term, common stocks have shown greater potential for capital appreciation.  In addition to the general risks of common stocks, an investment in mid-cap stocks may entail special risks.  In particular, these medium sized companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group.  Therefore, the prices of mid-cap stocks may be more volatile than investments in larger, more established companies.  In addition, the Fund is subject to the risk that its principal market segment, medium capitalization growth companies, may underperform compared to other market segments or the equity markets as a whole.

Growth stocks can be volatile for several reasons.  Since those companies usually invest a high portion of earnings in their businesses, they may lack the dividends of value stocks that can cushion stock prices in a falling market.  The prices of growth stocks are based largely on projections of the issuer’s future earnings and revenues.  If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically.  Growth stocks may be more expensive relative to their earnings or assets compared to value or other stocks.

As with investing in other securities whose prices increase and decrease in market value, you may lose money by investing in the Fund.

Performance Information

The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time.  The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund.  Past performance does not necessarily indicate how the Fund will perform in the future.  This performance information does not include the impact of any charges deducted under your insurance contract.  If it did, returns would be lower.

47

Best Quarter	Worst Quarter
25.80%	-32.07%
12/31/01	09/30/01

Average Annual Total Return (for Periods Ended December 31, 2008)

	Mid Cap Growth Fund	Russell Midcap Growth Index(1)
1 Year	-48.87%	-44.32%
5 Years	-3.06%	-2.33%
Since May 1, 2000(2)	-6.82%	-5.85%

(1)               The Russell Midcap Growth Index is a capitalization-weighted index of the 800 smallest U.S. companies out of the 1,000 largest companies with higher growth rates and price-to-book ratios.  The index is a passive measure of equity market returns.  It does not factor in the costs of buying, selling and holding securities — costs which are reflected in the Fund’s returns.

(2)     Inception date of the Fund.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  The information in this table and the Example that follows does not reflect charges and fees deducted under your insurance contract. These charges and fees will increase expenses.

48

Annual Fund Operating Expenses

(expenses deducted from Fund assets)

Investment Advisory Fees	0.70%
Distribution (12b-1) Fees	None
Other Expenses	0.32%
Acquired Fund Fees and Expenses	0.01	%(a)
Total Annual Fund Operating Expenses	1.03	%(b)(d)
Less Fee Waivers	0.02	%(c)
Net Annual Fund Operating Expenses	1.01	%(b)(d)

(a)  “Acquired Fund Fees and Expenses” reflect the fees and expenses that were incurred indirectly by the Fund through its investments in other investment companies in the calendar (fiscal) year 2008.

(b)  The total and net annual fund operating expenses in this fee table may not correlate to the expense ratios in the financial  highlights in this prospectus (and the Fund’s financial statements) because the financial highlights include only the Fund’s direct operating expenses and do not include fees and expenses incurred indirectly by the Fund through its investments in other investment companies.

(c)  The Administrative and Corporate Services Agent has contractually agreed under the administrative and corporate services agreement to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep total operating expenses of the Fund from exceeding 1.00% of average daily net assets.  This agreement is limited to the Fund’s direct operating expenses and, therefore, does not apply to “Acquired Fund Fees and Expenses.”  Further, this agreement continues indefinitely so long as the Board of Directors, including a majority of the Directors who are not “interested persons” of the Company, approves it at least annually (currently, in February).

(d)  A portion of the brokerage expenses are recaptured by the Fund and used to pay operating expenses.  After this reimbursement, direct expenses borne by investors in calendar (fiscal) year 2008 were 0.95% of net assets of the Fund.  This amount includes expenses incurred indirectly by the Fund through its investments in other investment companies.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  The figures below are based on the Fund’s “Net Annual Fund Operating Expenses,” which include its “Acquired Fund Fees and Expenses.”  Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	$103
3 Years	$322
5 Years	$558
10 Years	$1,236

49

INVESTMENT SUMMARY:	MID CAP VALUE FUND

Investment Adviser	Independence Capital Management, Inc.

Sub-Adviser	Neuberger Berman Management LLC

Investment Objective	The investment objective of the Fund is to achieve growth of capital.

Investment Strategy

Under normal conditions, the Fund invests at least 80% of its net assets in equity securities of mid-cap companies.  This policy may be changed without the vote of shareholders but shareholders will be given 60 days’ advance notice of any change.  Mid-cap companies have capitalizations that, at the time of purchase, fall within the range of the Russell Midcap Index.  Because the Fund’s definition of mid-cap companies is dynamic, the lower and upper limits on market capitalization will change with the markets.  In selecting individual securities, the Sub-Adviser seeks well-managed companies whose stock prices are under-valued.  To identify these companies, the Sub-Adviser looks for strong business fundamentals, consistent cash flow, and a sound track record through all phases of the market cycle.  The Sub-Adviser may also consider the company’s position relative to competitors, a high level of stock ownership among management and a recent sharp decline in the stock price that appears to be the result of a short-term market over-reaction to negative news.  The Sub-Adviser generally considers selling a stock when it reaches the Sub-Adviser’s target price, when it fails to perform as expected, or when other opportunities appear more attractive.  The Sub-Adviser seeks to reduce risk by diversifying among many companies and industries.

Risks of Investing

An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of investing in mid-cap stocks in the hope of achieving above-average growth of capital.  The Fund’s value will change primarily with the changes in prices of the common stocks held by the Fund.  The prices of common stocks will increase and decrease based on market conditions, specific industry conditions, and the conditions of individual companies that issued the common stocks.  In general, common stocks are more volatile than other investments, such as fixed income securities.  However, over the long term, common stocks have shown greater potential for capital appreciation.  In addition to the general risks of common stocks, an investment in mid-cap stocks may entail special risks.  In particular, these medium sized companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group.  Therefore, the prices of mid-cap stocks may be more volatile than investments in larger, more established companies.  Because of its “value” style of investing, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market, if the Sub-Adviser’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong.  In addition, the Fund is subject to the risks that its principal market segment, medium capitalization value companies, may underperform compared to other market segments or the equity markets as a whole.  As with investing in other securities whose prices increase and decrease in market value, you may lose money by investing in the Fund.

Performance Information

The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time.  The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund.  Past performance does not necessarily indicate how the Fund will perform in the future.  This performance information does not include the impact of any charges deducted under your insurance contract.  If it did, returns would be lower.

50

Best Quarter	Worst Quarter
15.02%	-28.74%
6/30/03 and 12/31/03	12/31/08

Average Annual Total Return (for Periods Ended December 31, 2008)

	Mid Cap Value Fund	Russell Midcap Value Index(1)
1 Year	-47.26%	-38.44%
5 Years	-3.35%	0.33%
Since May 1, 2000(2)	2.66%	4.99%

(1)               The Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.  The index is a passive measure of equity market returns.  It does not factor in the costs of buying, selling and holding securities — costs which are reflected in the Fund’s returns.

(2)               Inception date of the Fund.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  The information in this table and the Example that follows does not reflect charges and fees deducted under your insurance contract. These charges and fees will increase expenses.

51

Annual Fund Operating Expenses

(expenses deducted from Fund assets)

Investment Advisory Fees	0.55%
Distribution (12b-1) Fees	None
Other Expenses	0.31%
Total Annual Fund Operating Expenses	0.86	%(a)(b)

(a)  The total annual fund operating expenses in this fee table may not correlate to the expense ratio in the financial  highlights in this prospectus (and the Fund’s financial statements) because the financial highlights include only the Fund’s direct operating expenses and do not include fees and expenses incurred indirectly by the Fund through its investments in other investment companies.

(b)  A portion of the brokerage expenses are recaptured by the Fund and used to pay operating expenses.  After this reimbursement, expenses borne by investors in calendar (fiscal) year 2008 were 0.85% of net assets of the Fund.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	$88
3 Years	$274
5 Years	$477
10 Years	$1,061

52

INVESTMENT SUMMARY:	MID CORE VALUE FUND

(formerly named Strategic Value Fund)

Investment Adviser	Independence Capital Management, Inc.

Sub-Adviser	Lord, Abbett & Co. LLC

Investment Objective	The investment objective of the Fund is to achieve capital appreciation.

Investment Strategy

Under normal conditions, the Fund invests at least 80% of its net assets in equity securities of medium capitalization companies.  This policy may be changed without the vote of shareholders but shareholders will be given 60 days’ advance notice of any changes.  Medium capitalization companies have market capitalizations that, at the time of purchase, generally fall within the market capitalization range of companies in the Russell Midcap Index, a widely used benchmark for mid-cap stock performance, as of its most recent reconstitution.  Equity securities in which the Fund may invest include common stocks, convertible bonds, convertible preferred stocks and warrants.  In selecting investments, the Sub-Adviser seeks well-managed companies whose stock prices are under-valued.  Generally, the Sub-Adviser, using a value approach, tries to identify stocks of companies that have the potential for significant market appreciation, due to growing recognition of improvement in their financial results, or increasing anticipation of such improvement.  To identify these companies, the Sub-Adviser looks for changes in economies and financial environment, new or improved products or services, new or rapidly expanding markets, changes in management or structure of the company, price increases for a company’s products or services, improved efficiencies resulting from new technologies or changes in distribution and changes in government regulation, political climate or competitive condition.

Risks of Investing

An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of investing in mid-cap stocks in the hope of achieving above-average growth of capital.  The Fund’s value will change primarily with the changes in prices of the common stocks held by the Fund.  The prices of common stocks will increase and decrease based on market conditions, specific industry conditions, and the conditions of individual companies that issued the common stocks.  In general, common stocks are more volatile than other investments, such as fixed income securities.  However, over the long term, common stocks have shown greater potential for capital appreciation.

In addition to the general risks of common stocks, an investment in mid-cap stocks may entail special risks.  In particular, these medium sized companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group.  Therefore, the prices of mid-cap stocks may be more volatile than investments in larger, more established companies.  Because of its “value” style of investing, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market, if the Sub-Adviser’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong.  In addition, the Fund is subject to the risks that its principal market segment, medium capitalization value companies, may underperform compared to other market segments or the equity markets as a whole.

Convertible securities are bonds, debentures, notes, preferred stock or other securities that may be converted into or exercised for a prescribed amount of common stock at a specified time and price.  Convertible securities provide an opportunity for equity participation, with the potential for a higher dividend or interest yield and lower price volatility compared to common stock.  Convertible securities typically pay a lower interest rate than nonconvertible bonds of the same quality and maturity because of the conversion feature.  The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and the credit standing of the issuer.  The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or

53

exercise feature.  Convertible securities may also be rated below investment grade (“junk bond”) or are not rated, and are subject to credit risk, which is the risk that an issuer or guarantor of a security may fail to make timely principal or interest payments or otherwise honor its obligations.

Preferred stocks are nonvoting equity securities that pay a stated fixed or variable rate dividend.  Due to their fixed income features, preferred stocks provide higher income potential than issuers’ common stocks, but typically are more sensitive to interest rate changes than an underlying common stock.  Preferred stocks are also subject to equity market risk, which is the risk that stock prices will fluctuate and can decline and reduce the value of the Fund’s investment.  The rights of preferred stocks on the distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a corporation’s debt securities.

A warrant is a security that gives the holder the right, but not the obligation, to subscribe for newly created equity issues of the issuing company or a related company at a fixed price either on a certain date or during a set period. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss.  Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company.

As with investing in other securities whose prices increase and decrease in market value, you may lose money by investing in the Fund.

Performance Information

The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time.  The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund.  Past performance does not necessarily indicate how the Fund will perform in the future.  This performance information does not include the impact of any charges deducted under your insurance contract.  If it did, returns would be lower.

Best Quarter	Worst Quarter
15.52%	-21.07%
06/30/03	12/31/08

54

Average Annual Total Return (for Periods Ended December 31, 2008)

	Mid Core Value Fund	Russell Midcap Value Index(1)
1 Year	-38.89%	-38.44%
5 Years	-1.44%	0.33%
Since May 1, 2002(2)	-0.03%	2.46%

(1)               The Russell Midcap Value Index measures the performance of those Russell Mid Cap companies with lower price-to-book ratios and lower forecasted growth values.  The index is a passive measure of equity market returns.  It does not factor in the costs of buying, selling and holding securities — costs which are reflected in the Fund’s returns.

(2)               Inception date of the Fund.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  The information in this table and the Example that follows does not reflect charges and fees deducted under your insurance contract. These charges and fees will increase expenses.

Annual Fund Operating Expenses

(expenses deducted from Fund assets)

Investment Advisory Fees	0.72%
Distribution (12b-1) Fees	None
Other Expenses	0.36%
Acquired Fund Fees and Expenses	0.01	%(a)
Total Annual Fund Operating Expenses	1.09	%(b)

(a)  “Acquired Fund Fees and Expenses” reflect the fees and expenses that were incurred indirectly by the Fund through its investments in other investment companies in the calendar (fiscal) year 2008.

(b)  The total annual fund operating expenses in this fee table may not correlate to the expense ratio in the financial  highlights in this prospectus (and the Fund’s financial statements) because the financial highlights include only the Fund’s direct operating expenses and do not include fees and expenses incurred indirectly by the Fund through its investments in other investment companies.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	$111
3 Years	$347
5 Years	$601
10 Years	$1,329

55

INVESTMENT SUMMARY:	SMID CAP GROWTH FUND

Investment Adviser	Independence Capital Management, Inc.

Sub-Adviser	Wells Capital Management Incorporated

Investment Objective	The investment objective of the Fund is to seek long-term returns.

Investment Strategy

The Fund attempts to achieve its investment objective by investing primarily in common stocks of small and medium capitalization U.S. companies.  Under normal conditions, the Fund invests at least 80% of its net assets in securities of small and medium capitalization companies.  This policy may be changed without the vote of shareholders but shareholders will be given 60 days’ advance notice of any change.  For this Fund, small and medium capitalization companies are those with market capitalizations within the range of companies comprising the Russell 2500 Growth Index at the time of purchase.  Because the Fund’s definition of small and medium capitalization companies is dynamic, the lower and upper limits on market capitalization will change with the markets. The Fund’s investments in small capitalization companies may include micro-capitalization companies.

The Sub-Adviser’s strategy seeks superior, long-term returns by identifying growth companies at an early or transitional stage of development, before the market discovers their potential. The Sub-Adviser employs a bottom-up investment approach applying original idea generation, fundamental research, and security analysis emphasizing growth companies at attractive valuations.  The Sub-Adviser’s approach emphasizes the predictability of earnings in order to seek to deliver superior investment results with controlled risk.  The Sub-Adviser’s process is designed to identify small to mid cap companies with earnings growing at greater than 20% on average.

The Sub-Adviser constructs the Fund’s portfolio using a two-tier process in order to concentrate holdings in the Sub-Adviser’s “best ideas.”  The Fund’s top tier is typically composed of 20-30 stocks typically comprising 40% to 50% of the Fund’s total assets.  These top tier stocks have proven their ability over time to deliver earnings in line with, or better than, the Sub-Adviser’s expectations.  The Fund’s primary tier is typically composed of 40-70 stocks typically comprising 50%-60% of the Fund’s total assets.  These smaller positions’ potential and other characteristics have met the Sub-Adviser’s initial due diligence criteria of accelerating earnings growth, strong business fundamentals, and attractive valuations versus peer groups.  Over time, stocks in the primary tier either join the top tier or are eliminated from the Fund’s portfolio.  The primary tier allows the Sub-Adviser to make investments in promising opportunities, while recognizing the need for confirmation of the research and seasoning.  The Sub-Adviser believes that the two-tiered approach allows for concentration in the Sub-Adviser’s best ideas, while at the same time maintaining prudent diversification.  The Sub-Adviser seeks to have the Fund broadly diversified across industry groups.

The Sub-Adviser will sell a security when it reaches its target price and when a more attractive investment opportunity is available and the Fund is fully invested.  If a security’s price falls 20% below cost (after adjustment for major market declines), the Sub-Adviser will review the security and, after such review, the security may be sold if the Sub-Adviser concludes that deteriorating fundamentals warrants the sale.

Risks of Investing

An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of investing in common stocks in the hope of earning long-term returns.  The Fund’s value will change primarily with changes in the prices of the stocks and other investments held by the Fund.  The prices of common stocks will increase and decrease based on market conditions, specific industry conditions, and the conditions of the individual companies that issued the common stocks.  In general, common stocks are more volatile than other investments, such as fixed income securities.  However, over the long term, common stocks have shown greater potential for capital appreciation.  In addition, the Fund is subject to the risk that its principal market segment, small and medium capitalization growth companies, may underperform compared to other market segments or the equity markets as a whole.

56

Growth stocks can be volatile for several reasons.  Since those companies usually invest a high portion of earnings in their businesses, they may lack the dividends of value stocks that can cushion stock prices in a falling market.  The prices of growth stocks are based largely on projections of the issuer’s future earnings and revenues.  If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically.  Growth stocks may be more expensive relative to their earnings or assets compared to value or other stocks.

Small- and mid-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies.  In particular, small- and mid-cap companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group.  The securities of smaller companies are often traded in the over-the-counter market and, even if listed on a national securities exchange, the trading market (i.e., the volume of trades on any given day) for such securities may be less active than larger companies listed on that exchange.  Consequently, the securities of these companies may be less liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than the securities of larger, more established companies.  As a result, the prices of the smaller companies owned by the Fund may be volatile.  These risks are even greater for the micro-cap companies that the Fund may own.  Micro-cap companies are followed by relatively few securities analysts and there tends to be less information about them.  Their securities generally have limited trading volumes and are subject to even more abrupt, erratic price movements. Micro-cap companies are even more vulnerable to adverse business and market developments.

As with investing in other securities whose prices increase and decrease in market value, you may lose money by investing in the Fund.

Performance Information

The Fund is new and therefore has no performance information.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  The information in this table and the Example that follows does not reflect charges and fees deducted under your insurance contract. These charges and fees will increase expenses.

Annual Fund Operating Expenses

(expenses deducted from Fund assets)

Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	None
Other Expenses	0.94	%(a)
Acquired Fund Fees and Expenses	0.01	%(b)
Total Annual Fund Operating Expenses	1.70	%(c)
Less Fee Waivers	0.64	%(d)
Net Annual Fund Operating Expenses	1.06	%(c)

(a) “Other Expenses” are based on estimated amounts for the current fiscal year.

(b) “Acquired Fund Fees and Expenses” reflect estimated amount of the fees and expenses that will be incurred indirectly by the Fund through its investments in other investment companies during the current fiscal year.

(c)  The total and net annual fund operating expenses in this fee table may not correlate to the expense ratios in the financial  highlights in this prospectus (and the Fund’s financial statements) because the financial highlights include only the Fund’s direct operating expenses and do not include fees and expenses incurred indirectly by the Fund through its investments in other investment companies.

(d)  The Administrative and Corporate Services Agent and the Fund’s Investment Adviser have contractually agreed under an expense limitation agreement with the Company to waive a portion of their fees and/or reimburse expenses to the extent necessary to keep total operating expenses of the Fund from exceeding 1.05% of average daily net assets per year. This agreement is limited to the Fund’s direct operating expenses and, therefore, does not apply to “Acquired Fund Fees and Expenses.” Further, this agreement continues indefinitely so long as the Board of Directors, including a majority of the Directors who are not “interested persons” of the Company, approves it at least annually (currently, in February).

57

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  The figures below are based on the Fund’s “Net Annual Fund Operating Expenses,” which includes its “Acquired Fund Fees and Expenses.”  Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	$108
3 Years	$337

58

INVESTMENT SUMMARY:	SMID CAP VALUE FUND

Investment Adviser	Independence Capital Management, Inc.

Sub-Adviser	AllianceBernstein L.P.

Investment Objective	The investment objective of the Fund is to seek long-term growth of capital.

Investment Strategy

The Fund invests primarily in a diversified portfolio of equity securities of small and medium capitalization U.S. companies, generally representing 60 to 125 companies. Under normal conditions, the Fund invests at least 80% of its net assets in securities of small and medium capitalization companies.  This policy may be changed without the vote of shareholders but shareholders will be given 60 days’ advance notice of any change.  For this Fund, small and medium capitalization companies are those that, at the time of investment, fall within the capitalization range between the smallest company in the Russell 2500™ Value Index and the greater of $5 billion or the market capitalization of the largest company in the Russell 2500™ Value Index.  Because the Fund’s definition of small and medium capitalization companies is dynamic, the lower and upper limits on market capitalization will change with the markets.  The Fund’s investments in small capitalization companies may include micro-capitalization companies.

The Fund invests in companies that are determined by the Sub-Adviser to be undervalued, using its fundamental value approach.  In selecting securities for the Fund, the Sub-Adviser uses its fundamental research to identify companies whose long-term earnings power is not reflected in the current market price of their securities. The Sub-Adviser’s fundamental value approach to equity investing generally defines value as the relationship between a security’s current price and its intrinsic economic value, as measured by long-term earnings prospects.

To the extent that companies involved in certain industries may from time to time constitute a material portion of the universe of small and medium capitalization companies, the Fund may also invest significantly in these industries (but not more than 25% of its total assets in any one industry).

The Sub-Adviser will generally sell a security when it reaches fair value on a risk-adjusted basis.  Typically, growth in the size of a company’s market capitalization relative to other domestically traded companies will not cause the Sub-Adviser to dispose of the security.

The Fund may, but typically does not, enter into derivatives transactions, such as options, futures, forwards, and swap agreements.  The Fund may invest in securities issued by non-U.S. companies and enter into forward commitments.

Risks of Investing

An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of investing in common stocks in the hope of long-term growth of capital.  The Fund’s value will change primarily with changes in the prices of the stocks and other investments held by the Fund.  The prices of common stocks will increase and decrease based on market conditions, specific industry conditions, and the conditions of the individual companies that issued the common stocks.  In general, common stocks are more volatile than other investments, such as fixed income securities.  However, over the long term, common stocks have shown greater potential for capital appreciation.  Because of its “value” style of investing, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market, if the Sub-Adviser’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong.  In addition, the Fund is subject to the risk that its principal market segment, small and medium capitalization value companies, may underperform compared to other market segments or the equity markets as a whole.

59

Small- and mid-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies.  In particular, small- and mid-cap companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group.  The securities of smaller companies are often traded in the over-the-counter market and, even if listed on a national securities exchange, the trading market (i.e., the volume of trades on any given day) for such securities may be less active than larger companies listed on that exchange.  Consequently, the securities of these companies may be less liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than the securities of larger, more established companies.  As a result, the prices of the smaller companies owned by the Fund may be volatile.  These risks are even greater for the micro-cap companies that the Fund may own.  Micro-cap companies are followed by relatively few securities analysts and there tends to be less information about them.  Their securities generally have limited trading volumes and are subject to even more abrupt, erratic price movements. Micro-cap companies are even more vulnerable to adverse business and market developments.

The Fund’s investments in securities of foreign issuers (including any American Depositary Receipts) involve certain risks that are greater than those associated with investments in securities of U.S. issuers.  These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges).  In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States.  The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies.  Because of its foreign investments, the Fund may also experience more rapid or extreme changes in value than a fund that invests solely in securities of U.S. companies because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries.  There also is the risk that the cost of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

As a result of the Fund investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk.  This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged.  In either event, the dollar value of an investment in the Fund would be adversely affected. Currencies in non-U.S. countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by U.S. or foreign governments, central banks or supranational agencies, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United State or abroad.  The Sub-Adviser may, but is not required to, invest in certain instruments, such as forward currency exchange contracts, and may use certain techniques, such as hedging, to manage these risks.  However, the Sub-Adviser cannot guarantee that it will succeed in doing so.  The Fund could be exposed to risk if the counterparties are unable to meet the terms of the hedging contracts.  In addition, a hedging strategy relies upon the ability of the Sub-Adviser to accurately predict movements in currency exchange rates.  In certain markets, it may not be possible to hedge currency risk.  The use of forward commitments enables the Fund to protect against anticipated changes in currency exchange rates.  If the Sub-Adviser were to forecast incorrectly the direction of exchange rate movements, the Fund might be required to complete such forward transactions at prices inferior to the then current market values.

The Fund may use derivatives (including futures, options and swaps) to gain market exposure and potentially to enhance returns.  An option is the right to buy or sell an instrument at a specific price before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. A swap is an agreement whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount.  The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index.  These risks could cause the Fund to lose more than the principal amount invested.  In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on the Fund.

As with investing in other securities whose prices increase and decrease in market value, you may lose money by investing in the Fund.

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Performance Information

The Fund is new and therefore has no performance information.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  The information in this table and the Example that follows does not reflect charges and fees deducted under your insurance contract. These charges and fees will increase expenses.

Annual Fund Operating Expenses

(expenses deducted from Fund assets)

Investment Advisory Fees	0.95%
Distribution (12b-1) Fees	None
Other Expenses	0.88	%(a)
Acquired Fund Fees and Expenses	0.02	%(b)
Total Annual Fund Operating Expenses	1.85	%(c)
Less Fee Waivers	0.69	%(d)
Net Annual Fund Operating Expenses	1.16	%(c)

(a) “Other Expenses” are based on estimated amounts for the current fiscal year.

(b) “Acquired Fund Fees and Expenses” reflect estimated amount of the fees and expenses that will be incurred indirectly by the Fund through its investments in other investment companies during the current fiscal year.

(c)  The total and net annual fund operating expenses in this fee table may not correlate to the expense ratios in the financial highlights in this prospectus (and the Fund’s financial statements) because the financial highlights include only the Fund’s direct operating expenses and do not include fees and expenses incurred indirectly by the Fund through its investments in other investment companies.

(d)  The Administrative and Corporate Services Agent and the Fund’s Investment Adviser have contractually agreed under an expense limitation agreement with the Company to waive a portion of their fees and/or reimburse expenses to the extent necessary to keep total operating expenses of the Fund from exceeding 1.14% of average daily net assets per year. This agreement is limited to the Fund’s direct operating expenses and, therefore, does not apply to “Acquired Fund Fees and Expenses.” Further, this agreement continues indefinitely so long as the Board of Directors, including a majority of the Directors who are not “interested persons” of the Company, approves it at least annually (currently, in February).

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  The figures below are based on the Fund’s “Net Annual Fund Operating Expenses,” which include its “Acquired Fund Fees and Expenses.”  Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	$118
3 Years	$368

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INVESTMENT SUMMARY:	SMALL CAP GROWTH FUND

Investment Adviser	Independence Capital Management, Inc.

Sub-Adviser	Oppenheimer Capital LLC

Investment Objective	The investment objective of the Fund is capital appreciation.

Investment Strategy

Under normal conditions, the Fund will invest at least 80% of its net assets in equity securities of small capitalization companies. This policy may be changed without the vote of shareholders but shareholders will be given 60 days’ advance notice of any change. For purposes of this policy, small capitalization companies have market capitalizations of less than $3 billion. The Fund’s investments in small capitalization companies may include micro-capitalization companies.

The Sub-Adviser’s investment process focuses on bottom-up, fundamental analysis. The Sub-Adviser considers growth companies to include companies that it believes to have above average growth prospects (relative to companies in the same industry or the market as a whole). In seeking to identify these companies, the Sub-Adviser will consider fundamental characteristics such as revenue growth, volume and pricing trends, profit margin behavior, margin expansion opportunities, financial strength, cash flow growth, asset value growth and earnings growth. Through in-depth proprietary research, the Sub-Adviser searches for non-consensus information regarding the growth prospects for small capitalization companies. The investment process includes both quantitative and qualitative analysis aimed at identifying candidate securities. The Sub-Adviser generates investment ideas from numerous sources, including proprietary research, Wall Street research, investment publications and quantitative data. Once a potential investment is identified, the Sub-Adviser conducts a quantitative analysis to determine if the stock is reasonably priced with respect to its peer group on a historical and current basis. Then fundamental research is conducted, focusing on a review of financial statements and third-party research. The Sub-Adviser may interview company management, competitors and other industry experts to gauge the company’s business model, future prospects and financial outlook. For new investments, the Sub-Adviser positions the size of investment based upon the combined analysis of thesis conviction, risk/reward, and portfolio construction, among other factors, which position size may then be increased or decreased based upon continuous fluctuations in these factors over time. Industry weightings are periodically evaluated versus the benchmark; the Sub-Adviser may trim positions in industries that become significantly overweight relative to the Fund’s benchmark and may sell a stock when an alternative investment opportunity is deemed more attractive. The Sub-Adviser seeks to diversify the portfolio among different industries.

In addition to common stocks, the Fund may invest in other kinds of equity securities, including preferred stocks, convertible securities and warrants. The Fund may invest up to 15% of its assets in non·U.S. securities, except that it may invest without limit in American Depositary Receipts (ADRs). The Fund may invest a substantial portion of its assets in securities issued in initial public offerings (IPOs) and in technology or technology-related companies. The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments.

Due to its investment strategy, the Fund may buy and sell securities frequently, which may result in higher transaction costs and may lower fund performance.

Risks of Investing

An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of investing in small cap growth companies in the hope of earning capital appreciation. The Fund’s value will change with changes in the prices of the investments held by the Fund. The prices of common stocks held by the Fund will increase and decrease based on market conditions, specific industry conditions, and the conditions of the individual companies that issued common stocks. In general, common stocks are more volatile than other investments, such as fixed income securities. However, over the long term, common stocks have shown greater potential for capital

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appreciation. In addition to the general risks of common stocks, an investment in small cap stocks may entail special risks. Small-cap stocks may be more volatile and less liquid than investments in larger, more established companies. Smaller capitalization companies may have limited product lines, markets or financial resources and may depend on a limited management group. As a result, smaller capitalization companies may be more vulnerable to adverse business or market developments.  These risks are even greater for the micro-cap companies that the Fund may own.  Micro-cap companies are followed by relatively few securities analysts and there tends to be less information about them.  Their securities generally have limited trading volumes and are subject to even more abrupt, erratic price movements. Micro-cap companies are even more vulnerable to adverse business and market developments.

Growth stocks can be volatile for several reasons. Since those companies usually invest a high portion of earnings in their businesses, they may lack the dividends of value stocks that can cushion stock prices in a falling market. The prices of growth stocks are based largely on projections of the issuer’s future earnings and revenues. If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks may be more expensive relative to their earnings or assets compared to value or other stocks. In addition, the Fund is subject to the risk that its principal market segment, small capitalization growth companies, may underperform compared to other market segments or the equity markets as a whole.

The Fund’s investments in securities of foreign issuers and ADRs involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges). In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies. Because of its foreign investments, the Fund may also experience more rapid or extreme changes in value than a fund that invests solely in securities of U.S. companies because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. There also is the risk that the cost of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected. Currencies in non-U.S. countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by U.S. or foreign governments, central banks or supranational agencies, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United State or abroad. The Sub-Adviser may, but is not required to, invest in certain instruments, such as forward currency exchange contracts, and may use certain techniques, such as hedging, to manage these risks. However, the Sub-Adviser cannot guarantee that it will succeed in doing so. The Fund could be exposed to risk if the counterparties are unable to meet the terms of the hedging contracts. In addition, a hedging strategy relies upon the ability of the Sub-Adviser to accurately predict movements in currency exchange rates. In certain markets, it may not be possible to hedge currency risk.

Convertible securities are bonds, debentures, notes, preferred stock or other securities that may be converted into or exercised for a prescribed amount of common stock at a specified time and price. Convertible securities provide an opportunity for equity participation, with the potential for a higher dividend or interest yield and lower price volatility compared to common stock. Convertible securities typically pay a lower interest rate than nonconvertible bonds of the same quality and maturity because of the conversion feature. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature. Convertible securities may also be rated below investment grade (“junk bond”) or are not rated, and are subject to credit risk, which is the risk that an issuer or guarantor of a security may fail to make timely principal or interest payments or otherwise honor its obligations.

Preferred stocks are nonvoting equity securities that pay a stated fixed or variable rate dividend. Due to their fixed income features, preferred stocks provide higher income potential than issuers’ common stocks, but typically are

63

more sensitive to interest rate changes than an underlying common stock. Preferred stocks are also subject to equity market risk, which is the risk that stock prices will fluctuate and can decline and reduce the value of the Fund’s investment. The rights of preferred stocks on the distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a corporation’s debt securities.

A warrant is a security that gives the holder the right, but not the obligation, to subscribe for newly created equity issues of the issuing company or a related company at a fixed price either on a certain date or during a set period. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company.

The Fund may use derivatives (including futures and options) to gain market exposure and potentially to enhance returns. An option is the right to buy or sell an instrument at a specific price before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. These risks could cause the Fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on the Fund.

The Fund may purchase securities in IPOs. These securities are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time the Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of funds to which IPO securities are allocated increases, the number of securities issued to the Fund may decrease. The investment performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as the Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

The Fund may have greater risk to the extent it invests a substantial portion of its assets in the technology sector. The industries composing the technology sector may share common characteristics, may be subject to similar business risks and regulatory burdens, and may react similarly to economic, market, political or other developments. The Fund is also subject to the risk that the securities of issuers in the technology sector that the Fund purchases will underperform other market sectors or the market as a whole.

As with investing in other securities whose prices increase and decrease in market value, you may lose money by investing in the Fund.

Performance Information

The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time.  They represent the performance of the Fund’s previous managers for the period prior to August 25, 2008.  Since August 25, 2008, Oppenheimer Capital LLC has been responsible for the Fund’s day-to-day portfolio management.  The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund.  Past performance does not necessarily indicate how the Fund will perform in the future.  This performance information does not include the impact of any charges deducted under your insurance contract.  If it did, returns would be lower.

64

Best Quarter	Worst Quarter
76.17%	-30.67%
12/31/99	09/30/01

Average Annual Total Return (for Periods Ended December 31, 2008)

	Small Cap Growth Fund	Russell 2000 Growth Index(1)
1 Year	-50.05%	-38.54%
5 Years	-9.16%	-2.35%
10 Years	-0.99%	-0.76%

(1)               The Russell 2000 Growth Index is a widely-recognized, capitalization-weighted index that measures the performance of the smallest 2,000 companies in the Russell 3000 Index with higher growth rates and price-to-book ratios.  The index is a passive measure of equity market returns.  It does not factor in the costs of buying, selling and holding securities — costs which are reflected in the Fund’s returns.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  The information in this table and the Example that follows does not reflect charges and fees deducted under your insurance contract. These charges and fees will increase expenses.

Annual Fund Operating Expenses

(expenses deducted from Fund assets)

Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	None
Other Expenses	0.32%
Total Annual Fund Operating Expenses	1.07	%(a)

(a)  A portion of the brokerage expenses are recaptured by the Fund and used to pay operating expenses.  After this reimbursement, expenses borne by investors in calendar (fiscal) year 2008 were 1.06% of net assets of the Fund.

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Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	$109
3 Years	$340
5 Years	$590
10 Years	$1,306

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INVESTMENT SUMMARY:	SMALL CAP VALUE FUND

Investment Adviser	Independence Capital Management, Inc.

Sub-Adviser	Goldman Sachs Asset Management, L.P.

Investment Objective	The investment objective of the Fund is to seek capital appreciation.

Investment Strategy

Under normal circumstances, the Fund invests at least 80% of its net assets in a diversified portfolio of equity investments in small-cap issuers with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of companies constituting the Russell 2000 Value Index at the time of investment. This policy may be changed without the vote of shareholders but shareholders will be given 60 days’ advance notice of any change.  If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities.  Because the Fund’s definition of small-cap issuers is dynamic, the lower and upper limits on market capitalization will change with the markets.  The Fund’s investments in small capitalization companies may include micro-capitalization companies and “unseasoned companies,” which are companies that (together with their predecessors) have operated for less than three years.  The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price to book ratio and lower forecasted growth values.  Through fundamental proprietary research the Fund will attempt to take advantage of what the Sub-Adviser believes to be well-positioned cash generating businesses run by shareholder-orientated managements.  The Sub-Adviser will seek to buy these companies opportunistically at a price low enough to provide a healthy margin of safety.  Under normal circumstances, the Fund’s investment horizons for ownership of stocks will be two to three years.

Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 15% of its net assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.  The Fund may, but is not required to, undertake hedging activities and may invest in certain instruments, such as forward currency exchange contracts, and may use certain techniques to hedge currency risks associated with the purchase of individual securities denominated in a foreign currency.  The Fund may invest in the aggregate up to 20% of its net assets plus any borrowings for investment purposes in companies with public stock market capitalizations outside the range of companies constituting the Russell 2000 Value Index at the time of investment.

Risks of Investing

An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of investing in small-cap stocks in the hope of earning above-average capital appreciation.  The Fund’s value will change primarily with changes in the prices of the stocks and other investments held by the Fund.  The prices of common stocks will increase and decrease based on market conditions, specific industry conditions, and the conditions of the individual companies that issued the common stocks.  In general, common stocks are more volatile than other investments, such as fixed income securities.  However, over the long term, common stocks have shown greater potential for capital appreciation.  Because of its “value” style of investing, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market, if the Sub-Adviser’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong.

In addition to the general risks of common stocks, an investment in small-cap stocks may entail special risks.  Small-cap stocks may be more volatile and less liquid than investments in larger, more established companies.  Smaller capitalization companies may have limited product lines, markets or financial resources and may depend on a limited management group.  As a result, smaller capitalization companies may be more vulnerable to adverse business or market developments.  These risks are even greater for the micro-cap companies that the Fund may own.  Micro-cap companies are followed by relatively few securities analysts and there tends to be less information about them.  Their securities generally have limited trading volumes and are subject to even more abrupt, erratic price movements.  Micro-cap companies are even more vulnerable to adverse business and market developments.

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Unseasoned companies do not have an established financial history, and securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case.  In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

The Fund’s investments in securities of foreign issuers involve certain risks that are greater than those associated with investments in securities of U.S. issuers.  These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges).  In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States.  The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies.  Because of its foreign investments, the Fund may also experience more rapid or extreme changes in value than a fund that invests solely in securities of U.S. companies because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries.  There also is the risk that the cost of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

As a result of the Fund investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk.  This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged.  In either event, the dollar value of an investment in the Fund would be adversely affected. Currencies in non-U.S. countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by U.S. or foreign governments, central banks or supranational agencies, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United State or abroad.  The Sub-Adviser may, but is not required to, invest in certain instruments, such as forward currency exchange contracts, and may use certain techniques, such as hedging, to manage these risks.  However, the Sub-Adviser cannot guarantee that it will succeed in doing so.  The Fund could be exposed to risk if the counterparties are unable to meet the terms of the hedging contracts.  In addition, a hedging strategy relies upon the ability of the Sub-Adviser to accurately predict movements in currency exchange rates.  In certain markets, it may not be possible to hedge currency risk.

The Fund’s ability to achieve its goal will depend largely on the Sub-Adviser’s skill in selecting the Fund’s investments using its opportunistic approach.  In addition, the Fund is subject to the risk that its principal market segment, small capitalization companies, may under perform compared to other market segments or the equity markets as a whole.  As with investing in other securities whose prices increase and decrease in market value, you may lose money by investing in the Fund.

Performance Information

The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time.  They represent the performance of the Fund’s previous managers for the period prior to August 1, 2004.  Since August 1, 2004, Goldman Sachs Asset Management, L.P. has been responsible for the Fund’s day-to-day portfolio management.  The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund.  Past performance does not necessarily indicate how the Fund will perform in the future.  This performance information does not include the impact of any charges deducted under your insurance contract.  If it did, returns would be lower.

68

Best Quarter	Worst Quarter
31.40%	-28.29%
06/30/03	09/30/02

Average Annual Total Return (for Periods Ended December 31, 2008)

	Small Cap Value Fund	Russell 2000 Value Index(1)
1 Year	-27.15%	-28.92%
5 Years	-0.71%	0.27%
10 Years	6.29%	6.11%

(1)               The Russell 2000 Value Index is a widely-recognized, capitalization-weighted index that measures the performance of the smallest 2,000 companies in the Russell 3000 Index with lower forecasted growth values and lower price-to-book ratios.  The index is a passive measure of equity market returns.  It does not factor in the costs of buying, selling and holding securities — costs which are reflected in the Fund’s returns.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  The information in this table and the Example that follows does not reflect charges and fees deducted under your insurance contract. These charges and fees will increase expenses.

69

Annual Fund Operating Expenses

(expenses deducted from Fund assets)

Investment Advisory Fees	0.85%
Distribution (12b-1) Fees	None
Other Expenses	0.30%
Acquired Fund Fees and Expenses	0.01	%(a)
Total Annual Fund Operating Expenses	1.16	%(b)

(a) “Acquired Fund Fees and Expenses” reflect the fees and expenses that were incurred indirectly by the Fund through its investments in other investment companies in the calendar (fiscal) year 2008.

(b) The total annual fund operating expenses in this fee table may not correlate to the expense ratio in the financial highlights in this prospectus (and the Fund’s financial statements) because the financial highlights include only the Fund’s direct operating expenses and do not include fees and expenses incurred indirectly by the Fund through its investments in other investment companies.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	$118
3 Years	$368
5 Years	$638
10 Years	$1,409

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INVESTMENT SUMMARY:	SMALL CAP INDEX FUND

Investment Adviser	Independence Capital Management, Inc.

Sub-Adviser	SSgA Funds Management, Inc.

Investment Objective	The investment objective of the Fund is to seek to replicate the returns and characteristics of a small cap index.

Investment Strategy

Under normal circumstances, the Fund invests at least 80% of its net assets in securities listed in the Russell 2000® Index (the “Index”). This policy may be changed without the vote of shareholders but shareholders will be given 60 days’ advance notice of any change.  Under normal circumstances, however, the Fund intends to invest substantially all of its assets in securities of companies included in the Index and close substitutes (such as index futures contracts) that are designed to track the Index.  The Index measures the performance of the 2,000 smallest companies (based on total market capitalization) in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000® Index.   The Fund may concentrate (invest 25% or more of the value of its assets) in the securities of issuers having their principal business activities in the same industry if the Index is also concentrated in such industry. The Fund’s investments in small capitalization companies may include micro-capitalization companies.

The Sub-Adviser does not manage the Fund according to traditional methods of “active” investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment.  Instead, the Sub-Adviser utilizes a “passive” investment approach, attempting to replicate the investment performance of its benchmark Index through automated statistical analytic procedures.

The Sub-Adviser seeks to replicate the returns of the Index by investing in the securities of the Index in approximately their Index weight.  However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those weightings.  In those circumstances, the Fund may purchase a sample of stocks in the Index in proportions expected to replicate generally the performance of the Index as a whole.  In addition, from time to time, stocks are added to or removed from the Index. The Fund may sell stocks that are represented in the Index, or purchase stocks that are not yet represented in the Index, in anticipation of their removal from or addition to the Index.

The Sub-Adviser may at times purchase or sell futures contracts, or options on those futures, in lieu of investment directly in the stocks making up the Index.  The Sub-Adviser might do so, for example, in order to increase the Fund’s investment exposure pending investment of cash in the stocks comprising the Index.  Alternatively, the Sub-Adviser might use futures or options on futures to reduce its investment exposure to the Index in situations where it intends to sell a portion of the stocks in the Fund’s portfolio but the sale has not yet been completed.  The Sub-Adviser may also enter into other derivatives transactions, including the purchase or sale of options or entering into swap transactions, to assist in replicating the performance of the Index.

Risks of Investing

An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of investing in small cap common stocks in the hope of achieving returns similar to that of the Index.  The Fund’s value will change primarily with changes in the prices of the stocks and other investments held by the Fund.  The prices of common stocks will increase and decrease based on market conditions, specific industry conditions, and the conditions of the individual companies that issued the common stocks.  In general, common stocks are more volatile than other investments, such as fixed income securities.  However, over the long term, common stocks have shown greater potential for capital appreciation.  In addition, the Fund is subject to the risk that its principal market segment, small capitalization companies, may underperform compared to other market segments or the equity markets as a whole.  To the extent the Fund concentrates its investments in issuers doing business in the same

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industry, the Fund will increase its investment exposure to the risks of that industry and will be subject to greater volatility.

An investment in small-cap stocks may entail special risks. Small-cap stocks may be more volatile and less liquid than investments in larger, more established companies.  Smaller capitalization companies may have limited product lines, markets or financial resources and may depend on a limited management group.  As a result, smaller capitalization companies may be more vulnerable to adverse business or market developments.  These risks are even greater for the micro-cap companies that the Fund may own.  Micro-cap companies are followed by relatively few securities analysts and there tends to be less information about them.  Their securities generally have limited trading volumes and are subject to even more abrupt, erratic price movements.  Micro-cap companies are even more vulnerable to adverse business and market developments.

The Fund may use derivatives (including futures, options and swaps) to gain market exposure and potentially to enhance returns.  An option is the right to buy or sell an instrument at a specific price before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. A swap is an agreement whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount.  The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index.  These risks could cause the Fund to lose more than the principal amount invested.  In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on the Fund.

It is anticipated that the correlation of the Fund’s performance to that of the Index will increase as the size of the Fund increases.  The Sub-Adviser’s ability to achieve significant correlation between Fund and Index performance may be affected by changes in securities markets, changes in the composition of the Index and the timing of purchases and redemptions of Fund shares.

As with investing in other securities whose prices increase and decrease in market value, you may lose money by investing in the Fund.

Performance Information

The Fund is new and therefore has no performance information.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  The information in this table and the Example that follows does not reflect charges and fees deducted under your insurance contract.  These charges and fees will increase expenses.

Annual Fund Operating Expenses

(expenses deducted from Fund assets)

Investment Advisory Fees	0.30%
Distribution (12b-1) Fees	None
Other Expenses	1.79	%(a)
Acquired Fund Fees and Expenses	0.01	%(b)
Total Annual Fund Operating Expenses	2.10	%(c)
Less Fee Waivers	1.54	%(d)
Net Annual Fund Operating Expenses	0.56	%(c)

(a) “Other Expenses” are based on estimated amounts for the current fiscal year.

(b) “Acquired Fund Fees and Expenses” reflect estimated amount of the fees and expenses that will be incurred indirectly by the Fund through its investments in other investment companies during the current fiscal year.

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(c)  The total and net annual fund operating expenses in this fee table may not correlate to the expense ratios in the financial highlights in this prospectus (and the Fund’s financial statements) because the financial highlights include only the Fund’s direct operating expenses and do not include fees and expenses incurred indirectly by the Fund through its investments in other investment companies.

(d)  The Administrative and Corporate Services Agent and the Fund’s Investment Adviser have contractually agreed under an expense limitation agreement with the Company to waive a portion of their fees and/or reimburse expenses to the extent necessary to keep total operating expenses of the Fund from exceeding 0.55% of average daily net assets per year. This agreement is limited to the Fund’s direct operating expenses and, therefore, does not apply to “Acquired Fund Fees and Expenses.” Further, this agreement continues indefinitely so long as the Board of Directors, including a majority of the Directors who are not “interested persons” of the Company, approves it at least annually (currently, in February).

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  The figures below are based on the Fund’s “Net Annual Fund Operating Expenses,” which include its “Acquired Fund Fees and Expenses.”  Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	$57
3 Years	$179

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INVESTMENT SUMMARY:	DEVELOPED INTERNATIONAL INDEX FUND

Investment Adviser	Independence Capital Management, Inc.

Sub-Adviser	SSgA Funds Management, Inc.

Investment Objective	The investment objective of the Fund is to seek to replicate the returns and characteristics of an international index composed of securities from developed countries.

Investment Strategy

Under normal circumstances, the Fund invests at least 80% of its net assets in securities listed in the Morgan Stanley Capital International® Europe, Australasia, Far East (MSCI EAFE) Index (the “Index”).  This policy may be changed without the vote of shareholders but shareholders will be given 60 days’ advance notice of any change. Under normal circumstances, however, the Fund intends to invest substantially all of its assets in securities of companies included in the Index (including ADRs and GDRs) and close substitutes (such as index futures contracts) that are designed to track the Index.  The Index is an arithmetic, market value-weighted average of the performance of approximately 1,000 securities primarily from Europe, Australia, Asia and the Far East.  The Fund may concentrate (invest 25% or more of the value of its assets) in the securities of issuers having their principal business activities in the same industry if the Index is also concentrated in such industry.

The Sub-Adviser does not manage the Fund according to traditional methods of “active” investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment.  Instead, the Sub-Adviser utilizes a “passive” investment approach, attempting to replicate the investment performance of its benchmark Index through automated statistical analytic procedures.

The Sub-Adviser seeks to replicate the returns of the Index by investing in the securities of the Index in approximately their Index weight.  However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those weightings.  In those circumstances, the Fund may purchase a sample of stocks in the Index in proportions expected to replicate generally the performance of the Index as a whole.  In addition, from time to time, stocks are added to or removed from the Index. The Fund may sell stocks that are represented in the Index, or purchase stocks that are not yet represented in the Index, in anticipation of their removal from or addition to the Index.

The Sub-Adviser may at times purchase or sell futures contracts, or options on those futures, in lieu of investment directly in the stocks making up the Index.  The Sub-Adviser might do so, for example, in order to increase the Fund’s investment exposure pending investment of cash in the stocks comprising the Index.  Alternatively, the Sub-Adviser might use futures or options on futures to reduce its investment exposure to the Index in situations where it intends to sell a portion of the stocks in the Fund’s portfolio but the sale has not yet been completed.  The Sub-Adviser may also enter into other derivatives transactions, including the purchase or sale of options or entering into swap transactions, to assist in replicating the performance of the Index, including matching the Index’s currency exposures.

Risks of Investing

An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of investing in international securities in the hope of achieving returns similar to that of the Index.  The Fund’s value will change primarily with changes in the prices of the common stocks and other investments held by the Fund. The prices of common stocks held by the Fund will increase and decrease based on market conditions, specific industry conditions, and the conditions of the individual companies that issued the common stocks.  In addition, the Fund is subject to the risk that its principal market segment, securities of companies located in developed international countries, may underperform compared to other market segments or the equity markets as a whole.  To the extent the Fund concentrates its investments in issuers doing business in the same industry, the Fund will increase its investment exposure to the risks of that industry and will be subject to greater volatility.

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The Fund’s investments in securities of foreign issuers involve certain risks that are greater than those associated with investments in securities of U.S. issuers.  These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges).  In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States.  The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies.  Because of its foreign investments, the Fund may also experience more rapid or extreme changes in value than a fund that invests solely in securities of U.S. companies because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries.  There also is the risk that the cost of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

As a result of the Fund investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk.  This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged.  In either event, the dollar value of an investment in the Fund would be adversely affected. Currencies in non-U.S. countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by U.S. or foreign governments, central banks or supranational agencies, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United State or abroad

The Fund may use derivatives (including futures, options and swaps) to gain market exposure, including matching the Index’s currency exposure and potentially to enhance returns.  An option is the right to buy or sell an instrument at a specific price before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. A swap is an agreement whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount.  The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index.  These risks could cause the Fund to lose more than the principal amount invested.  In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on the Fund.

It is anticipated that the correlation of the Fund’s performance to that of the Index will increase as the size of the Fund increases.  The Sub-Adviser’s ability to achieve significant correlation between Fund and Index performance may be affected by changes in securities markets, changes in the composition of the Index and the timing of purchases and redemptions of Fund shares.

As with investing in other securities whose prices increase and decrease in market value, you may lose money by investing in the Fund.

Performance Information

The Fund is new and therefore has no performance information.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  The information in this table and the Example that follows does not reflect charges and fees deducted under your insurance contract. These charges and fees will increase expenses.

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Annual Fund Operating Expenses

(expenses deducted from Fund assets)

Investment Advisory Fees	0.30%
Distribution (12b-1) Fees	None
Other Expenses	4.35	%(a)
Acquired Fund Fees and Expenses	0.01	%(b)
Total Annual Fund Operating Expenses	4.66	%(c)
Less Fee Waivers	4.06	%(d)
Net Annual Fund Operating Expenses	0.60	%(c)

(a) “Other Expenses” are based on estimated amounts for the current fiscal year.

(b) “Acquired Fund Fees and Expenses” reflect estimated amount of the fees and expenses that will be incurred indirectly by the Fund through its investments in other investment companies during the current fiscal year.

(c)  The total and net annual fund operating expenses in this fee table may not correlate to the expense ratios in the financial highlights in this prospectus (and the Fund’s financial statements) because the financial highlights include only the Fund’s direct operating expenses and do not include fees and expenses incurred indirectly by the Fund through its investments in other investment companies.

(d)  The Administrative and Corporate Services Agent and the Fund’s Investment Adviser have contractually agreed under an expense limitation agreement with the Company to waive a portion of their fees and/or reimburse expenses to the extent necessary to keep total operating expenses of the Fund from exceeding 0.59% of average daily net assets per year. This agreement is limited to the Fund’s direct operating expenses and, therefore, does not apply to “Acquired Fund Fees and Expenses.” Further, this agreement continues indefinitely so long as the Board of Directors, including a majority of the Directors who are not “interested persons” of the Company, approves it at least annually (currently, in February).

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  The figures below are based on the Fund’s “Net Annual Fund Operating Expenses,” which include its “Acquired Fund Fees and Expenses.”  Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	$61
3 Years	$192

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INVESTMENT SUMMARY:	INTERNATIONAL EQUITY FUND

Investment Adviser	Independence Capital Management, Inc.

Sub-Adviser	Vontobel Asset Management, Inc.

Investment Objective	The investment objective of the Fund is to achieve capital appreciation.

Investment Strategy

Under normal conditions, the Fund invests at least 80% of its net assets in equity securities, such as common stocks, preferred stocks, convertible bonds, and warrants.  This policy may be changed without the vote of shareholders but shareholders will be given 60 days’ advance notice of any change.  The Fund will invest primarily in companies operating in the countries in Europe and the Pacific Basin. The countries include the eleven Euro-zone countries (France, Germany, Italy, Spain, Portugal, Finland, Ireland, Belgium, the Netherlands, Luxembourg and Austria), the United Kingdom, Denmark, Sweden, Switzerland, Norway, Japan, Hong Kong, Australia, New Zealand and Singapore. The Sub-Adviser employs bottom-up stock and business analysis to identify high-quality growth companies.  Typically, these companies tend to be well managed with the following attributes: consistent operating histories and financial performance; favorable long-term economic prospects; free cash flow generation; and competent management that can be counted on to use cash flow wisely, and channel the reward from the business back to its shareholders.  The Sub-Adviser’s goal is to construct a portfolio of high-quality growth companies in the developed markets of Europe and the Pacific Basin.  With approximately 40-60 stocks, the Fund seeks to be well diversified and will have investments in at least 10 countries and 5 sectors at all times. The Fund may invest in securities of companies in emerging and developing markets.  The Fund may, but is not required to, undertake hedging activities and may invest in certain instruments, such as forward currency exchange contracts, and may use certain techniques to hedge currency risks associated with the purchase of individual securities denominated in a foreign currency.

Risks of Investing

An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of international investing in the hope of realizing capital appreciation while diversifying their investment portfolio.  The Fund’s value will change primarily with changes in the prices of the common stocks held by the Fund.  The prices of common stocks held by the Fund will increase and decrease based on market conditions, specific industry conditions, and the conditions of the individual companies that issued the common stocks.

The Fund’s investments in securities of foreign issuers involve certain risks that are greater than those associated with investments in securities of U.S. issuers.  These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges).  In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States.  The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies.  Because of its foreign investments, the Fund may also experience more rapid or extreme changes in value than a fund that invests solely in securities of U.S. companies because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries.  There also is the risk that the cost of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

As a result of the Fund investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk.  This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged.  In either event, the dollar value of an investment in the Fund would be adversely affected. Currencies in non-U.S. countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by U.S. or foreign governments, central banks or supranational agencies, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United

77

State or abroad.  The Sub-Adviser may, but is not required to, invest in certain instruments, such as forward currency exchange contracts, and may use certain techniques, such as hedging, to manage these risks.  However, the Sub-Adviser cannot guarantee that it will succeed in doing so.  The Fund could be exposed to risk if the counterparties are unable to meet the terms of the hedging contracts.  In addition, a hedging strategy relies upon the ability of the Sub-Adviser to accurately predict movements in currency exchange rates.  In certain markets, it may not be possible to hedge currency risk.

Convertible securities are bonds, debentures, notes, preferred stock or other securities that may be converted into or exercised for a prescribed amount of common stock at a specified time and price.  Convertible securities provide an opportunity for equity participation, with the potential for a higher dividend or interest yield and lower price volatility compared to common stock.  Convertible securities typically pay a lower interest rate than nonconvertible bonds of the same quality and maturity because of the conversion feature.  The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and the credit standing of the issuer.  The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature.  Convertible securities may also be rated below investment grade (“junk bond”) or are not rated, and are subject to credit risk, which is the risk that an issuer or guarantor of a security may fail to make timely principal or interest payments or otherwise honor its obligations.

Preferred stocks are nonvoting equity securities that pay a stated fixed or variable rate dividend.  Due to their fixed income features, preferred stocks provide higher income potential than issuers’ common stocks, but typically are more sensitive to interest rate changes than an underlying common stock.  Preferred stocks are also subject to equity market risk, which is the risk that stock prices will fluctuate and can decline and reduce the value of the Fund’s investment.  The rights of preferred stocks on the distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a corporation’s debt securities.

A warrant is a security that gives the holder the right, but not the obligation, to subscribe for newly created equity issues of the issuing company or a related company at a fixed price either on a certain date or during a set period. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss.  Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company.

As with investing in other securities whose prices increase and decrease in market value, you may lose money by investing in the Fund.

Performance Information

The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time.  They demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund.  Past performance does not necessarily indicate how the Fund will perform in the future.  This performance information does not include the impact of any charges deducted under your insurance contract.  If it did, returns would be lower.

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Best Quarter	Worst Quarter
32.31%	-19.10%
12/31/99	09/30/08

Average Annual Total Return (for Periods Ended December 31, 2008)

	International Equity Fund	MSCI EAFE Index(1)
1 Year	-41.28%	-43.06%
5 Years	6.88%	2.10%
10 Years	3.58%	1.18%

(1)               The Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index that is a widely recognized benchmark of international equity performance.  The index is a passive measure of international equity market returns.  It does not factor in the costs of buying, selling and holding securities — costs which are reflected in the Fund’s returns.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  The information in this table and the Example that follows does not reflect charges and fees deducted under your insurance contract. These charges and fees will increase expenses.

79

Annual Fund Operating Expenses

(expenses deducted from Fund assets)

Investment Advisory Fees	0.85%
Distribution (12b-1) Fees	None
Other Expenses	0.42%
Acquired Fund Fees and Expenses	0.01	%(a)
Total Annual Fund Operating Expenses	1.28	%(b)(c)

(a)  “Acquired Fund Fees and Expenses” reflect the fees and expenses that were incurred indirectly by the Fund through its investments in other investment companies in the calendar (fiscal) year 2008.

(b)  The total annual fund operating expenses in this fee table may not correlate to the expense ratio in the financial highlights in this prospectus (and the Fund’s financial statements) because the financial highlights include only the Fund’s direct operating expenses and do not include fees and expenses incurred indirectly by the Fund through its investments in other investment companies.

(c)  A portion of the brokerage expenses are recaptured by the Fund and used to pay operating expenses.  After this reimbursement, direct expenses borne by investors in calendar (fiscal) year 2008 were 1.26% of net assets of the Fund.  This amount includes expenses incurred indirectly by the Fund through its investments in other investment companies.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	$130
3 Years	$406
5 Years	$702
10 Years	$1,545

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INVESTMENT SUMMARY:	EMERGING MARKETS EQUITY FUND

Investment Adviser	Independence Capital Management, Inc.

Sub-Adviser	Van Kampen Asset Management

Investment Objective	The investment objective of the Fund is to seek to achieve capital appreciation.

Investment Strategy

Under normal circumstances, at least 80% of the Fund’s assets will be invested in equity securities located in emerging market countries.  This policy may be changed without the vote of shareholders but shareholders will be given 60 days’ advance notice of any change.  For this Fund, an issuer is considered to be located in an emerging market country if, at the time of investment:(i) its principal securities trading market is in an emerging market country, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services performed in emerging market countries, or (iii) it is organized under the laws of, or has a principal office in, an emerging market country.  The Sub-Adviser will base determinations as to a company’s eligibility on publicly available information and inquiries made to the company.

The Sub-Adviser considers emerging market countries to be countries that the international financial community, including the World Bank and the International Finance Corporation, considers to be emerging or developing countries on the basis of such factors as trade initiatives, per capita income and level of industrialization. Emerging market countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.  Allocation of the Fund’s investments will depend upon the relative attractiveness of emerging countries and particular issuers.  There are no prescribed limits on the geographic distribution of the Fund’s investments.

Currently, investing in issuers in many emerging countries is not feasible or may involve unacceptable political risks.  The Fund emphasizes investment in those emerging countries whose economies are developing strongly and whose markets are becoming more sophisticated.

The Sub-Adviser seeks to maximize returns by investing in growth-oriented equity securities of emerging country issuers.  The Sub-Adviser combines top-down country criteria to allocate the Fund’s assets among countries (based on relative economic, political and social fundamentals, stock valuations, and investor sentiment) with bottom-up fundamental analysis of issuers (seeking to identify issuers with strong earnings growth potential).  Portfolio securities are typically sold when any one or more of these assessments materially changes.  The Sub-Adviser attempts to manage the overall risk of its investments through its emphasis on thorough macroeconomic and fundamental research.

The Fund invests primarily in equity securities, including common and preferred stocks, convertible securities, rights and warrants to purchase common stock, and depositary receipts.  The Fund may invest in securities of micro-, small- and medium-capitalization companies.  The Fund may purchase and sell certain derivative instruments, such as options, futures contracts, options on futures contracts and, to the extent available, currency-related transactions involving options, futures contracts, forward contracts and swaps, for various portfolio management purposes, including to facilitate portfolio management and to mitigate risks.  The Fund may purchase securities of other investment companies.  The Fund may invest up to 20% of its net assets in debt securities, including up to 5% of its total assets in non-investment grade debt securities (“junk bonds”).  The Fund may invest up to 10% of its assets in foreign real estate companies.

The Fund may buy and sell portfolio securities actively.  If it does, its portfolio turnover rate and transaction costs will rise, which may lower Fund performance.

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Risks of Investing

An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of investing in emerging market equity securities in the hope of achieving capital appreciation.  The Fund’s value will change primarily with changes in the prices of the stocks and other investments held by the Fund.  The prices of common stocks will increase and decrease based on market conditions, specific industry conditions, and the conditions of the individual companies that issued the common stocks.  In general, common stocks are more volatile than other investments, such as fixed income securities.  However, over the long term, common stocks have shown greater potential for capital appreciation.  In addition, the Fund is subject to the risk that its principal market segment, equity securities of emerging market companies, may underperform compared to other market segments or the equity markets as a whole.

The Fund’s investments in securities of foreign issuers (including any American Depositary Receipts) involve certain risks that are greater than those associated with investments in securities of U.S. issuers.  These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges).  In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States.  The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies.  Because of its foreign investments, the Fund may also experience more rapid or extreme changes in value than a fund that invests solely in securities of U.S. companies because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries.  There also is the risk that the cost of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

As a result of the Fund investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk.  This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged.  In either event, the dollar value of an investment in the Fund would be adversely affected. Currencies in non-U.S. countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by U.S. or foreign governments, central banks or supranational agencies, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United State or abroad.  The Sub-Adviser may, but is not required to, invest in certain instruments, such as forward currency exchange contracts, and may use certain techniques, such as hedging, to manage these risks.  However, the Sub-Adviser cannot guarantee that it will succeed in doing so.  The Fund could be exposed to risk if the counterparties are unable to meet the terms of the hedging contracts.  In addition, a hedging strategy relies upon the ability of the Sub-Adviser to accurately predict movements in currency exchange rates.  In certain markets, it may not be possible to hedge currency risk.

Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries.  Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation.  It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country.  In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries.  As a result, there will tend to be an increased risk of price volatility associated with the Fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

Small- and mid-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies.  In particular, small- and mid-cap companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group.  The securities of smaller companies are often traded in the over-the-counter market and, even if listed on a national securities exchange, the trading market (i.e., the volume of trades on any given day) for such securities may be less active than larger companies listed on that exchange.  Consequently, the securities of these companies may be less liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than the securities of larger, more established companies.  As a result, the prices of the smaller companies owned by the Fund may be volatile.  These risks are even greater for the micro-cap companies that the Fund may own.  Micro-cap companies

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are followed by relatively few securities analysts and there tends to be less information about them.  Their securities generally have limited trading volumes and are subject to even more abrupt, erratic price movements. Micro-cap companies are even more vulnerable to adverse business and market developments.

The Fund may purchase shares of other investment companies.  When the Fund invests in another investment company, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the other investment company’s expenses. Therefore, it may be more costly to own shares of another investment company than to own the underlying securities directly.

The Fund’s value will change with changes in the prices of the fixed income securities held by the Fund.  The value of fixed income securities vary inversely with changes in interest rates.  During periods of rising interest rates, the value of the Fund may decline.  Longer term fixed income securities tend to suffer greater declines than shorter term securities because they are more sensitive to interest rate changes.  Investing in junk bonds involves additional risks, including credit risk.  The value of these lower quality bonds is affected by the creditworthiness of the companies that issue the securities, general economic and specific industry conditions.  Companies issuing junk bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered speculative investments.  These companies are more vulnerable to financial setbacks and recession than more creditworthy companies which may impair their ability to make interest and principal payments.  Therefore, the Fund’s credit risk increases when the U.S. economy slows or enters a recession.  The share price of the Fund is expected to be more volatile than the share price of a fund investing in higher quality fixed income securities, which react primarily to the general level of interest rates.  In addition, the trading market for junk bonds may be less active and less liquid, that is, the Sub-Adviser may not be able to sell bonds at desired prices and large purchases or sales of certain junk bond issues can cause substantial price swings.  As a result, the price at which junk bonds can be sold may be adversely affected and valuing such junk bonds can be a difficult task.

The Fund may use derivatives (including futures, options and swaps) to gain market exposure and potentially to enhance returns.  An option is the right to buy or sell an instrument at a specific price before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. A swap is an agreement whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount.  The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index.  These risks could cause the Fund to lose more than the principal amount invested.  In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on the Fund.

Investing in foreign real estate companies makes the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general.  In addition, foreign real estate companies depend upon specialized management skills, may not be diversified, may have less trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets.  Foreign real estate companies have their own expenses, and the Fund will bear a proportionate share of those expenses.

As with investing in other securities whose prices increase and decrease in market value, you may lose money by investing in the Fund.

Performance Information

The Fund is new and therefore has no performance information.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information in this table and the Example that follows does not reflect charges and fees deducted under your insurance contract. These charges and fees will increase expenses.

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Annual Fund Operating Expenses

(expenses deducted from Fund assets)

Investment Advisory Fees	1.18%
Distribution (12b-1) Fees	None
Other Expenses	0.65	%(a)
Acquired Fund Fees and Expenses	0.01	%(b)
Total Annual Fund Operating Expenses	1.84	%(c)
Less Fee Waivers	0.25	%(d)
Net Annual Fund Operating Expenses	1.59	%(c)

(a) “Other Expenses” are based on estimated amounts for the current fiscal year.

(b) “Acquired Fund Fees and Expenses” reflect estimated amount of the fees and expenses that will be incurred indirectly by the Fund through its investments in other investment companies during the current fiscal year.

(c)  The total and net annual fund operating expenses in this fee table may not correlate to the expense ratios in the financial highlights in this prospectus (and the Fund’s financial statements) because the financial highlights include only the Fund’s direct operating expenses and do not include fees and expenses incurred indirectly by the Fund through its investments in other investment companies.

(d)  The Administrative and Corporate Services Agent and the Fund’s Investment Adviser have contractually agreed under an expense limitation agreement with the Company to waive a portion of their fees and/or reimburse expenses to the extent necessary to keep total operating expenses of the Fund from exceeding 1.58% of average daily net assets per year. This agreement is limited to the Fund’s direct operating expenses and, therefore, does not apply to “Acquired Fund Fees and Expenses.” Further, this agreement continues indefinitely so long as the Board of Directors, including a majority of the Directors who are not “interested persons” of the Company, approves it at least annually (currently, in February).

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The figures below are based on the Fund’s “Total Annual Fund Operating Expenses,” which includes its “Acquired Fund Fees and Expenses”. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	$162
3 Years	$502

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INVESTMENT SUMMARY:	REIT FUND

Investment Adviser	Independence Capital Management, Inc.

Sub-Adviser	Heitman Real Estate Securities LLC

Investment Objective	The investment objective of the Fund is to achieve a high total return consistent with reasonable investment risks.

Investment Strategy

Under normal conditions, the Fund invests at least 80% of its net assets in equity securities of real estate investment trusts (“REITs”).  This policy may be changed without the vote of shareholders but shareholders will be given 60 days’ advance notice of any change.  A REIT is a separately managed trust that makes investments in various real estate businesses.  A REIT may invest in real estate such as shopping centers, office buildings, apartment complexes, hotels and casinos.  In addition, the Fund may invest up to 20% of its total assets in equity securities of (i) companies not principally engaged in the real estate business, but which are engaged in businesses related to real estate, such as manufacturers and distributors of building supplies, financial institutions that make or service mortgages; and (ii) companies whose real estate assets are substantial relative to the companies’ stock market valuations, such as retailers, railroads and paper and forest products companies.  The Sub-Adviser seeks to buy securities that are selling at a discount to its underlying market value of the underlying real estate.  The Sub-Adviser will re-evaluate and consider selling securities that become overvalued or no longer contain these fundamental characteristics.  The Fund anticipates that approximately 10% to 15% of the REITs it holds may have operating histories of less than three years.

Risks of Investing

An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of real estate and real estate related investing in the hope of realizing capital appreciation while diversifying their investment portfolio.  The prices of the securities held in the Fund will fluctuate.  Price movements may occur because of changes in the financial markets, the company’s individual situation or industry changes.  These risks are greater for companies with small or medium market capitalizations because they tend to have more limited product lines, markets and financial resources and may be dependent on a smaller management group than larger, more established companies.  The Fund’s investments in REITs will be subject to the risks associated with the direct ownership of real estate.  Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions.  REITs are more dependent upon specialized management skills, have limited diversification and are, therefore, generally dependent on their ability to generate cash flow to make distributions to shareholders.  In addition, REITs have their own expenses, and the Fund will bear a proportionate share of those expenses.  The Fund is concentrated, which means compared to a non-concentrated fund, it invests a higher percentage of its assets in the real estate sector of the market.  As a result, the economic, political and regulatory developments in that industry have a greater impact on the Fund’s net asset value and will cause its shares to fluctuate more that if the Fund did not concentrate its investments.  Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.  As with investing in other securities whose prices increase and decrease in market value, you may lose money by investing in the Fund.

Performance Information

The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time.  They demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund.  Past performance does not necessarily indicate how the Fund will perform in the future.  This performance information does not include the impact of any charges deducted under your insurance contract.  If it did, returns would be lower.

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Best Quarter	Worst Quarter
16.34%	-40.76%
12/31/04	12/31/08

Average Annual Total Return (for Periods Ended December 31, 2008)

	REIT Fund	DJ Wilshire Real Estate Securities Index(1)
1 Year	-39.38%	-39.83%
5 Years	0.18%	0.62%
Since May 1, 2002(2)	3.57%	4.29%

(1)     The DJ Wilshire Real Estate Securities Index is a broad, passive measure of the performance of publicly traded real estate securities, such as REITs.  The index is capitalization-weighted.  It does not factor in the costs of buying, selling and holding securities — costs which are reflected in the Fund’s returns.

(2)     Inception date of the Fund.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  The information in this table and the Example that follows does not reflect charges and fees deducted under your insurance contract. These charges and fees will increase expenses.

Annual Fund Operating Expenses

(expenses deducted from Fund assets)

Investment Advisory Fees	0.70%
Distribution (12b-1) Fees	None
Other Expenses	0.32%
Total Annual Fund Operating Expenses	1.02%

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Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	$104
3 Years	$325
5 Years	$563
10 Years	$1,248

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INVESTMENT SUMMARY:  PENN SERIES LIFESTYLE FUNDS

The Penn Series Lifestyle Funds consist of the following five funds (each, a “Fund” and, collectively, the “Funds”):

AGGRESSIVE ALLOCATION FUND

MODERATELY AGGRESSIVE ALLOCATION FUND

MODERATE ALLOCATION FUND

MODERATELY CONSERVATIVE ALLOCATION FUND

CONSERVATIVE ALLOCATION FUND

Investment Adviser	Independence Capital Management, Inc. acts as the investment adviser to the Funds

Investment Objective	The investment objective of the Aggressive Allocation Fund is to seek to achieve long-term capital growth consistent with its asset allocation strategy.

The investment objective of the Moderately Aggressive Allocation Fund is to seek to achieve long-term capital growth and current income consistent with its asset allocation strategy.

The investment objective of the Moderate Allocation Fund is to seek to achieve long-term capital growth and current income consistent with its asset allocation strategy.

The investment objective of the Moderately Conservative Allocation Fund is to seek to achieve long-term capital growth and current income consistent with its asset allocation strategy.

The investment objective of the Conservative Allocation Fund is to seek to achieve long-term capital growth and current income consistent with its asset allocation strategy.

Investment Strategy

The Funds seek to achieve their respective investment objectives by using a “fund-of-funds” strategy.  Accordingly, the Funds invest in a combination of other Penn Series Funds (each, an “underlying fund” and, together, the “underlying funds”) in accordance with their target asset allocations.  These underlying funds invest their assets directly in equity, fixed income, money market and other securities in accordance with their own investment objectives and policies.  The underlying funds are managed using both indexed and active management strategies.  The Funds intend to invest primarily in a combination of underlying funds; however, the Funds may invest directly in equity and fixed income securities and cash equivalents, including money market securities.

Each Fund has its own distinct target portfolio allocation and is designed to accommodate different investment goals and risk tolerances.  Through its investments in the underlying funds, each Fund’s target allocation is intended to allocate the Fund’s assets among various asset classes, such as equity securities, fixed income securities and money market securities. The portfolios of the Aggressive Allocation Fund and Moderately Aggressive Allocation Fund are more heavily allocated to stocks, and reflect a more aggressive approach.  The portfolios of the Moderately Conservative Allocation Fund and Conservative Allocation Fund are more heavily allocated to bonds and cash investments, and reflect a more conservative approach.  The portfolio of the Moderate Allocation Fund is allocated among stock, bond and cash investments with a majority of it assets allocated to stocks, and is designed to offer investors an investment option that is less aggressive than the Aggressive Allocation Fund and Moderately Aggressive Allocation Fund, but more aggressive than the Moderately Conservative Allocation Fund and

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Conservative Allocation Fund.  The Aggressive Allocation Fund is designed as the most aggressive of the Funds and the Conservative Allocation Fund is designed as the most conservative of the Funds.

In determining the asset allocation of the Funds, the Adviser will rely on the experience of its investment personnel and its evaluation of the overall financial markets, including, but not limited to, information about the economy, interest rates, and the long-term absolute and relative returns of various asset classes.  Consideration will also be given to the investment styles of the managers of the underlying funds and their historic patterns of performance relative to their asset class and to other underlying funds.  Periodic changes in allocations among the underlying funds will be based on information about the financial markets, changes within particular underlying funds, or the introduction of new Penn Series funds that would, in the Adviser’s opinion, enhance the return potential of the Funds.  These changes will be implemented as necessary, recognizing that these decisions tend to be long-term in nature, based on information about the financial markets and on a Fund’s investment objective.

The following chart shows each Fund’s target asset allocation among the various asset classes and which underlying funds may be used within each asset class as of the date of this prospectus.  The Adviser may deviate from the target asset allocations listed below.  In addition, market appreciation or depreciation may cause a Fund to be outside of its target asset allocation range.  Further, differences in the performance of the underlying funds and the size and frequency of purchase and redemption orders may affect a Fund’s actual allocations.  Accordingly, a Fund’s actual allocations may differ from this illustration.

Target Asset Allocation
Asset Classes and Underlying Funds	Aggressive Allocation Fund	Moderately Aggressive Allocation Fund	Moderate Allocation Fund	Moderately Conservative Allocation Fund	Conservative Allocation Fund
Equity Funds	85% - 100%	70% - 100%	50% - 70%	30% - 50%	20% - 40%
Penn Series Flexibly Managed Fund	0% -30%	0% -30%	0% -20%	0% -20%	0% -15%
Penn Series Large Growth Stock Fund	0% -30%	0% -30%	0% -20%	0% -20%	0% -15%
Penn Series Large Cap Value Fund	0% -30%	0% -30%	0% -20%	0% -20%	0% -15%
Penn Series Large Cap Growth Fund	0% -30%	0% -30%	0% -20%	0% -20%	0% -15%
Penn Series Large Core Growth Fund	0% -30%	0% -30%	0% -20%	0% -20%	0% -15%
Penn Series Large Core Value Fund	0% -30%	0% -30%	0% -20%	0% -20%	0% -15%
Penn Series Index 500 Fund	0% -30%	0% -30%	0% -20%	0% -20%	0% -15%
Penn Series Mid Cap Growth Fund	0% -30%	0% -30%	0% -20%	0% -20%	0% -15%
Penn Series Mid Cap Value Fund	0% -30%	0% -30%	0% -20%	0% -20%	0% -15%
Penn Series Mid Core Value Fund	0% -30%	0% -30%	0% -20%	0% -20%	0% -15%
Penn Series SMID Cap Growth Fund	0% -30%	0% -30%	0% -20%	0% -20%	0% -15%
Penn Series SMID Cap Value Fund	0% -30%	0% -30%	0% -20%	0% -20%	0% -15%
Penn Series Small Cap Growth Fund	0% -30%	0% -30%	0% -20%	0% -20%	0% -15%
Penn Series Small Cap Value Fund	0% -30%	0% -30%	0% -20%	0% -20%	0% -15%
Penn Series Small Cap Index Fund	0% -30%	0% -30%	0% -20%	0% -20%	0% -15%
Penn Series International Equity Fund	0% -30%	0% -30%	0% -20%	0% -20%	0% -15%

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Target Asset Allocation
Asset Classes and Underlying Funds	Aggressive Allocation Fund	Moderately Aggressive Allocation Fund	Moderate Allocation Fund	Moderately Conservative Allocation Fund	Conservative Allocation Fund
Penn Series Developed International Index Fund	0% -30%	0% -30%	0% -20%	0% -20%	0% -15%
Penn Series Emerging Markets Equity Fund	0% -30%	0% -30%	0% -20%	0% -20%	0% -15%
Penn Series REIT Fund	0% -30%	0% -30%	0% -20%	0% -20%	0% -15%
Fixed Income and Money Market Funds	0% - 15%	0% - 30%	30% - 50%	50% - 70%	60% - 80%
Penn Series Quality Bond Fund	0% - 15%	0% - 30%	0% - 50%	0% - 70%	0% - 80%
Penn Series Limited Maturity Bond Fund	0% - 15%	0% - 30%	0% - 50%	0% - 70%	0% - 80%
Penn Series High Yield Bond Fund	0% - 15%	0% - 30%	0% - 30%	0% - 30%	0% - 30%
Penn Series Money Market Fund	0% - 15%	0% - 30%	0% - 50%	0% - 70%	0% - 80%

The Adviser reserves the right to modify a Fund’s target asset allocations and to substitute other underlying funds and add additional underlying funds from time to time should circumstances warrant a change.  The Adviser may periodically rebalance each Fund’s investments in the underlying funds to bring the Fund back within its target range.

Each Fund’s investment performance is directly related to the investment performance of the underlying funds.  Because the underlying funds invest their assets directly in equity, fixed income, money market and other securities in accordance with their own investment objectives and policies, each investor should review the investment strategy of each underlying fund prior to investing in the Funds.  A description of the investment strategy of each underlying fund can be found in such underlying fund’s “Investment Summary” section of this Prospectus.

Principal Risks of Investing in the Funds

An investment in the Funds may be appropriate for investors who are willing to accept the risks and uncertainties of investing in funds which allocate their assets among various asset classes and market segments in the hope of achieving long-term capital growth and, with respect to each Fund except for the Aggressive Allocation Fund, current income.

The Funds are subject to asset allocation risk, which is the risk that the selection of the underlying funds and the allocation of the underlying funds’ assets among the various asset classes and market segments will cause the Funds to underperform other funds with a similar investment objective.

The Funds purchase shares of the underlying funds.  When the Funds invest in an underlying fund, in addition to directly bearing the expenses associated with their own operations, they will bear a pro rata portion of the underlying fund’s expenses.

Through their investments in the underlying funds, the Funds will be subject to the risks associated with the underlying funds’ investments. Please see “Overview of the Principal Risks of the Underlying Funds” section for a description of these risks.

Each Fund has a different level of risk and the amount of risk is relative to such Fund’s target asset allocation.  The following risk spectrum is designed to provide investors with a general overview of the relative risk characteristics of each Fund under normal market circumstances.

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Risk Spectrum

Each Fund may invest a portion of its assets directly in equity and fixed income securities and cash equivalents, including money market securities.  Each Fund’s direct investment in these securities is subject to the same or similar risks as those described for an underlying fund’s investment in the same security, and an overview of such risks is provided below.

As with investing in other securities whose prices increase and decrease in market value, you may lose money by investing in the Funds.

Overview of the Principal Risks of the Underlying Funds

The value of your investment in a Fund is based primarily on the prices of the underlying funds that the Fund purchases.  In turn, the price of each underlying fund is based on the value of its securities.  The prices of these securities change daily and each underlying fund’s performance reflects the risks of investing in a particular asset class or classes.  Certain of the underlying funds reflect the risks of equity investing, while others reflect the risks of investing in fixed income securities, foreign securities or a combination of these types of securities.  An overview of the principal risks of the underlying funds is provided below.  The degree to which the risks described below apply to a particular Fund varies according to its asset allocation, which is described in the investment strategy section above.  A complete description of the principal risks of each underlying fund can be found in such underlying fund’s “Investment Summary” section of this Prospectus.  Each investor should review the complete description of the principal risks of each underlying fund prior to investing in the Funds.

Equity risk.  The prices of equity securities in which the underlying funds invest rise and fall daily.  These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments.  The prices of securities issued by such companies may suffer a decline in response.  In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.

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Small-cap risk.  Historically, small-cap stocks have been riskier than large- and mid-cap stocks.  Accordingly, underlying funds that invest in small-cap securities may be more volatile than underlying funds that invest in large- and mid-cap securities.  Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns.  Small-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies.  In addition, smaller companies may have limited financial resources, product lines and markets, and their securities may trade less frequently and in more limited volumes than the securities of larger companies.  Further, smaller companies may have less publicly available information and, when available, it may be inaccurate or incomplete. These risks are even greater for the micro-cap companies that the underlying funds may own.  Micro-cap companies are followed by relatively few securities analysts and there tends to be less information about them.  Their securities generally have limited trading volumes and are subject to even more abrupt, erratic price movements. Micro-cap companies are even more vulnerable to adverse business and market developments.

Real estate investment trusts (REITs) risk.  Certain of the underlying funds invest in REITs.  An underlying fund’s investments in REITs will be subject to the risks associated with the direct ownership of real estate.  Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions.  REITs are more dependent upon specialized management skills, have limited diversification and are, therefore, generally dependent on their ability to generate cash flow to make distributions to shareholders.  In addition, REITs have their own expenses, and the underlying fund will bear a proportionate share of those expenses.

Interest rate risk.  An underlying fund’s investments in fixed income securities are subject to the risk that interest rates rise and fall over time.  As with any investment whose yield reflects current interest rates, an underlying fund’s yield will change over time.  During periods when interest rates are low, an underlying fund’s yield (and total return) also may be low.  Changes in interest rates also may affect an underlying fund’s share price: a sharp rise in interest rates could cause the fund’s share price to fall.  This risk is greater when the underlying fund holds bonds with longer maturities.  To the extent that the investment adviser (or sub-adviser) of an underlying fund anticipates interest rate trends imprecisely, the underlying fund could miss yield opportunities or its share price could fall.

Credit risk.  Certain of the underlying funds are subject to the risk that a decline in the credit quality of a portfolio investment could cause the fund’s share price to fall.  The underlying fund could lose money if the issuer or guarantor of a portfolio investment or the counterparty to a derivatives contract fails to make timely principal or interest payments or otherwise honor its obligations.  Below investment-grade bonds (junk bonds) involve greater risks of default or downgrade and are more volatile than investment-grade bonds.  Below investment-grade bonds also involve greater risk of price declines than investment-grade securities due to actual or perceived changes in an issuer’s creditworthiness.  In addition, issuers of below investment-grade bonds may be more susceptible than other issuers to economic downturns.  Such bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity.  Discontinuation of these payments could substantially adversely affect the market value of the bonds.

Prepayment and extension risk.  An underlying fund’s investments in fixed income securities are subject to the risk that the securities may be paid off earlier or later than expected.  Either situation could cause the underlying fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price. In addition, rising interest rates tend to extend the duration of certain fixed income securities, making them more sensitive to changes in interest rates.  As a result, in a period of rising interest rates, an underlying fund that holds these securities may exhibit additional volatility.  This is known as extension risk. When interest rates decline, borrowers may pay off their fixed income securities sooner than expected. This can reduce the returns of an underlying fund because the fund will have to reinvest that money at the lower prevailing interest rates. This is known as prepayment risk.

Foreign securities risk.  An underlying fund’s investments in securities of foreign issuers involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges).  In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. The securities of some foreign companies may be less liquid and, at times, more volatile than

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securities of comparable U.S. companies.  An underlying fund with foreign investments may also experience more rapid or extreme changes in value than a fund that invests solely in securities of U.S. companies because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries.  There also is the risk that the cost of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

Emerging markets risk.  Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries.  Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation.  It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country.  In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with an underlying fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

Currency risk.  As a result of an underlying fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the fund will be subject to currency risk.  This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged.  In either event, the dollar value of an investment in the underlying fund would be adversely affected.  Currencies in non-U.S. countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by U.S. or foreign governments, central banks or supranational agencies, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United State or abroad.

Derivative risk.  An underlying fund may use derivatives to gain market exposure, enhance returns or hedge against market declines.  Examples of derivatives are options, futures, options on futures and swaps.  An underlying fund’s use of derivative instruments involves risks different from or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index.  These risks could cause the underlying fund to lose more than the principal amount invested.  In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on the underlying fund.

Performance Information

The Funds are new and therefore have no performance information.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.  The information in this table and the Example that follows does not reflect charges and fees deducted under your insurance contract. These charges and fees will increase expenses.

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Annual Fund Operating Expenses

(expenses deducted from Fund assets)

	Aggressive Allocation Fund		Moderately Aggressive Allocation Fund		Moderate Allocation Fund		Moderately Conservative Allocation Fund		Conservative Allocation Fund
Investment Advisory Fees	0.10%		0.10%		0.10%		0.10%		0.10%
Distribution (12b-1) Fees	None		None		None		None		None
Other Expenses	2.87	%(a)	0.60	%(a)	0.49	%(a)	0.51	%(a)	0.53	%(a)
Acquired Fund Fees and Expenses	0.82	%(b)	0.78	%(b)	0.73	%(b)	0.66	%(b)	0.60	%(b)
Total Annual Fund Operating Expenses	3.79	%(c)	1.48	%(c)	1.32	%(c)	1.27	%(c)	1.23	%(c)
Less Fee Waivers	2.64	%(d)	0.37	%(d)	0.26	%(d)	0.28	%(d)	0.30	%(d)
Net Annual Fund Operating Expenses	1.15	%(c)	1.11	%(c)	1.06	%(c)	0.99	%(c)	0.93	%(c)

(a) “Other Expenses” are based on estimated amounts for the current fiscal year.

(b) “Acquired Fund Fees and Expenses” reflect estimated amount of the fees and expenses that will be incurred indirectly by the Fund through its investments in the underlying funds during the current fiscal year.

(c)  The total and net annual fund operating expenses in this fee table may not correlate to the expense ratios in the financial highlights in this prospectus (and the Fund’s financial statements) because the financial highlights include only the Fund’s direct operating expenses and do not include fees and expenses incurred indirectly by the Fund through its investments in other investment companies.

(d)  The Administrative and Corporate Services Agent and the Fund’s Investment Adviser have contractually agreed under an expense limitation agreement with the Company to waive a portion of their fees and/or reimburse expenses to the extent necessary to keep total operating expenses of each of the Aggressive Allocation Fund, Moderately Aggressive Allocation Fund, Moderate Allocation Fund, Moderately Conservative Allocation Fund and Conservative Allocation Fund from exceeding 0.33% of the average daily net assets per year.  This agreement is limited to the Fund’s direct operating expenses and, therefore, does not apply to “Acquired Fund Fees and Expenses.” Further, this agreement continues indefinitely so long as the Board of Directors, including a majority of the Directors who are not “interested persons” of the Company, approves it at least annually (currently, in February).

Example

This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Funds for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that a Fund’s operating expenses remain the same.  The figures below are based on a Fund’s “Total Annual Fund Operating Expenses,” which includes its “Acquired Fund Fees and Expenses”.  Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

	Aggressive Allocation Fund	Moderately Aggressive Allocation Fund	Moderate Allocation Fund	Moderately Conservative Allocation Fund	Conservative Allocation Fund
1 Year	$117	$113	$108	$101	$95
3 Years	$365	$353	$337	$315	$296

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Penn Series Funds, Inc.

ADDITIONAL INFORMATION

Temporary Investing:  When a Fund’s Adviser or Sub-Adviser believes that changes in economic, financial or political conditions warrant, each Fund, except for the Index 500 Fund, Small Cap Index Fund and Developed International Index Fund, may invest without limit in money market instruments and other short-term fixed income securities.  When a Fund engages in such activities, it may not achieve its investment objective.  If a Fund incorrectly predicts the effects of these changes, such defensive investments may adversely affect Fund performance.

Index 500 Fund:  “S&P 500 Index” and “500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Penn Series Funds, Inc.  The Index 500 Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Index 500 Fund.

Investment Objectives of the Funds:  Each Fund’s investment objective may be changed by the Company’s Board of Directors without the approval of shareholders.

MANAGEMENT

Investment Adviser

Independence Capital Management, Inc. Independence Capital Management, Inc. (“ICMI”) serves as investment adviser to each of the Funds.  ICMI is a wholly-owned subsidiary of Penn Mutual, a life insurance company that has been in the insurance and investment business since the late 1800s.  Penn Mutual and its subsidiaries currently have assets under management of over $49.1 billion. ICMI was organized in June 1989 and its offices are located at 600 Dresher Road, Horsham, Pennsylvania 19044.  As of December 31, 2008, ICMI serves as investment adviser for about $2.8 billion of investment assets.

ICMI provides day-to-day portfolio management services for the Money Market, Limited Maturity Bond and Quality Bond.

Peter M. Sherman, President and Portfolio Manager of Independence Capital Management, Inc., is the lead manager for the Money Market, Limited Maturity Bond and Quality Bond Funds.  He has served as portfolio manager of the Money Market and Quality Bond Funds since November 1992 and the Limited Maturity Bond Fund since its inception in May 2000.  Mr. Sherman, with over 30 years of investment experience, also serves as Executive Vice President and Chief Investment Officer of The Penn Mutual Life Insurance Company.

Assisting Mr. Sherman with his portfolio management responsibilities for the Money Market, Limited Maturity Bond and Quality Bond Funds are the following team members:

Joshua J. Myers, Vice President and Portfolio Manager of ICMI, oversees the Asset Backed, Commercial Mortgage Backed and Residential Mortgage Backed holdings.  Mr. Myers, who also serves as Assistant Vice President of The Penn Mutual Life Insurance Company, has ten years of investment experience.  Mr. Myers, who joined Penn Mutual in 2000, has been responsible for managing the structured products portfolio for the last seven years; prior to that he spent one year as an assistant portfolio manager.  Before joining Penn Mutual, Mr. Myers worked for Market Street Securities & Susquehanna Investment Group specializing in trading and analyzing equity derivatives.

Jennifer S. Ripper, Vice President and Portfolio Manager of ICMI, oversees the day-to-day management of the Asset Backed, Commercial Mortgage Backed and Residential Mortgage Backed holdings.  Ms. Ripper, who also serves as Portfolio Manager of The Penn Mutual Life Insurance Company, has over ten years of investment experience.  Prior to joining Penn Mutual in 2005, Ms. Ripper worked at Radian Group as a portfolio manager.

Christopher M. Beaulieu, Vice President and Assistant Portfolio Manager of ICMI, oversees the day-to-day management of the Money Market Fund as well as the corporate bond holdings.  Mr. Beaulieu also serves as Assistant Portfolio Manager of The Penn Mutual Life Insurance Company, which he joined in March 2006.  Prior to

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joining Penn Mutual, he was a trader at Citadel Investments on their Convertible Bond Arbitrage Team.  Additionally, he spent time with both UBS and JP Morgan in Fixed Income Sales.

ICMI provides day-to-day portfolio management services for the Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation, and Conservative Allocation Funds.

Peter M. Sherman, President and Portfolio Manager of Independence Capital Management, Inc., is a co-manager for the Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation, and Conservative Allocation Funds.  Mr. Sherman, with over 30 years of investment experience, also serves as Executive Vice President and Chief Investment Officer of The Penn Mutual Life Insurance Company.

Willard N. Woolbert, Senior Vice President of Independence Capital Management, Inc. is a co-manager for the Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation, and Conservative Allocation Funds.  Mr. Woolbert, who has over 35 years of experience in the investment management industry, also serves as Senior Vice President and Chief Investment Officer for The Pennsylvania Trust Company where he has worked since 1998.

Keith G. Huckerby, Vice President of Independence Capital Management, Inc., is a co-manager for the Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation, and Conservative Allocation Funds.  Mr. Huckerby, with over 13 years in the investment management industry, also serves as Assistant Vice President of The Penn Mutual Life Insurance Company where he has worked since 1994.

In addition, ICMI provides investment management services to the High Yield Bond, Flexibly Managed, Large Growth Stock, Large Cap Value, Large Cap Growth, Index 500, Mid Cap Growth, Mid Cap Value, Mid Core Value, Small Cap Value, Small Cap Growth, International Equity, REIT, Large Core Growth, Large Core Value, SMID Cap Growth, SMID Cap Value, Emerging Markets Equity, Small Cap Index and Developed International Index Funds through sub-advisers that are selected to manage the Funds.

Manager of Managers Structure. ICMI acts as “manager of manager” for certain of the Funds.  In this capacity, ICMI has hired sub-advisers to manage the assets of the High Yield Bond, Flexibly Managed, Large Growth Stock, Large Cap Value, Large Cap Growth, Index 500, Mid Cap Growth, Mid Cap Value, Mid Core Value, Small Cap Value, Small Cap Growth, International Equity, REIT, SMID Cap Growth, SMID Cap Value, Small Cap Index and Developed International Index Funds.  ICMI remains responsible for the performance of these Funds, as it recommends hiring or changing sub-advisers to the Company’s Board of Directors.  Each sub-adviser makes investment decisions for the Fund it manages.  ICMI oversees the sub-advisers to ensure compliance with the Fund’s investment policies and guidelines, and monitors each sub-adviser’s adherence to its investment style.

Shareholders of the High Yield Bond, Flexibly Managed, Large Growth Stock, Large Cap Value, Large Cap Growth, Index 500, Mid Cap Growth, Mid Cap Value, Mid Core Value, Small Cap Value, Small Cap Growth, International Equity, REIT, SMID Cap Growth, SMID Cap Value, Small Cap Index and Developed International Index Funds have authorized ICMI, subject to the supervision and approval of the Company’s Board of Directors, to hire and terminate sub-advisers without shareholder approval.

Shareholders of the Money Market, Quality Bond, Limited Maturity Bond, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation, and Conservative Allocation Funds have also authorized ICMI, subject to the supervision and approval of the Company’s Board of Directors, to hire and terminate sub-advisers without shareholder approval.

Shareholders of the Large Core Growth, Large Core Value, Balanced and Emerging Markets Equity Funds may, in the future, be asked to approve a proposal authorizing ICMI, subject to the supervision and approval of the Company’s Board of Directors, to hire and terminate sub-advisers without shareholder approval.

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Sub-Advisers

T. Rowe Price Associates, Inc.  T. Rowe Price Associates, Inc. (“Price Associates”) is sub-adviser to the Flexibly Managed, High Yield Bond and Large Growth Stock Funds.  As sub-adviser, Price Associates provides day-to-day portfolio management services to the Funds.  Price Associates was incorporated in 1947 as successor to the investment counseling firm founded by the late Mr. Thomas Rowe Price, Jr. in 1937. T. Rowe Price Group, Inc. owns 100% of the stock of Price Associates.  Its corporate home office is located at 100 East Pratt Street, Baltimore, Maryland, 21202.  Price Associates serves as investment adviser to a variety of individual and institutional investors accounts, including other mutual funds.  As of December 31, 2008, Price Associates and its affiliates managed more than $276.3 billion of assets for individual and institutional investors, retirement plans and financial intermediaries.

David Giroux is Chairman of the Investment Advisory Committee for the Flexibly Managed Fund.  Mr. Giroux is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc., and a Portfolio Manager in the Equity Division.  Prior to joining the firm in 1998, he worked as a Commercial Credit Analyst with Hillsdale National Bank.  He earned a B.A. in finance and political economy, magna cum laude, from Hillsdale College.  David has also earned the Chartered Financial Analyst accreditation.

Mark J. Vaselkiv is Chairman of the Investment Advisory Committee for the High Yield Bond Fund.  He is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc., and a Portfolio Manager in the Fixed Income Group, heading taxable high-yield bond management.  Prior to joining the firm in 1988, Mark was employed as a Vice President, analyzing and trading high-yield debt securities for Shenkman Capital Management, Inc., New York, and a Private Placement Credit Analyst in the Capital Markets Group of Prudential Insurance Company.  Mark earned a B.A. in Political Science from Wheaton College, Illinois, and an M.B.A. in finance from New York University.

P. Robert Bartolo is Chairman of the Investment Advisory Committee for the Large Growth Stock Fund.  Mr. Bartolo is a vice president of T. Rowe Price Group, Inc. and is a Portfolio Manager in the Equity Division.  He joined the firm in August 2002 after serving as a summer intern in 2001, analyzing satellite communications companies.  Prior to this, Mr. Bartolo was director of finance for MGM Mirage, Inc.  Mr. Bartolo earned a B.S. in Accounting from the University of Southern California and an M.B.A. from The Wharton School of the University of Pennsylvania. Mr. Bartolo is a Certified Public Accountant and has also earned the Chartered Financial Analyst accreditation.

Lord, Abbett & Co. LLC. Lord, Abbett & Co. LLC (“Lord Abbett”) is sub-adviser to the Mid Core Value Fund. As sub-adviser, Lord Abbett provides day-to-day portfolio management services to the Fund.  Lord Abbett is located at 90 Hudson Street, Jersey City, New Jersey, 07302-3973.  Founded in 1929, Lord Abbett manages one of the nation’s oldest mutual fund complexes, with approximately $70 billion in more than 53 mutual fund portfolios and other advisory accounts as of December 31, 2008.

The Fund is managed by a team of experienced portfolio managers responsible for investment decisions together with a team of research analysts who provide company, industry, sector and macroeconomic research and analysis.

The investment management team is headed by Robert P. Fetch, Partner and Director. Mr. Fetch joined Lord Abbett in 1995 and established Lord Abbett’s micro cap, small cap, small-mid cap and multi cap value investment strategies. Mr. Fetch has been a portfolio manager for the Fund since 2009. Assisting Mr. Fetch is Jeff Diamond, Portfolio Manager, who joined Lord Abbett in 2007 and has been a portfolio manager of the Fund since 2008. Mr. Diamond was formerly a Managing Director at Axia Capital Management, LLC (2004-2006). Messrs. Fetch and Diamond are jointly and primarily responsible for the day-to-day management of the Fund.

OppenheimerFunds, Inc. OppenheimerFunds, Inc. (“Oppenheimer”) is sub-adviser to the Large Cap Value Fund. As sub-adviser, Oppenheimer provides day-to-day portfolio management services to the Fund. Oppenheimer is located at Two World Financial Center, 225 Liberty Street, New York, New York 10281. Oppenheimer is a registered investment adviser and is a fully owned subsidiary of Oppenheimer Acquisition Corp. (OAC).  OAC is

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majority owned by Massachusetts Mutual Life Insurance Company (MML), which is in turn part of the MassMutual Financial Group. MML, one of the largest mutual life insurance companies in the United States, owns approximately 98% of the outstanding common stock of OAC, with the remainder owned by officers and directors of Oppenheimer and its subsidiaries. Oppenheimer and its controlled affiliates offer a broad range of products and services to individuals, corporations and institutions, including mutual funds, separately managed accounts, investment management for institutions, hedge fund products, qualified retirement plans and subadvisory investment-management services. As of December 31, 2008, Oppenheimer including subsidiaries and controlled affiliates, managed more than $145 billion in assets.

Mitch Williams, CFA, and John Damian are primarily responsible for the day-to-day management of the Large Cap Value Fund’s investments.  Mr. Williams has been a Vice President of Oppenheimer since July 2006 and was a Senior Research Analyst of Oppenheimer since April 2002.  Mr. Damian has been a Vice President of Oppenheimer since September 2001.

Heitman Real Estate Securities LLC. Heitman Real Estate Securities LLC (“Heitman”) is sub-adviser to the REIT Fund. As sub-adviser, Heitman provides day-to-day portfolio management services to the Fund. Heitman is located at 191 North Wacker Drive, Suite 2500, Chicago, Illinois, 60606. Heitman is a wholly-owned subsidiary of Heitman LLC, a limited liability company owned 50% by senior executives within the Heitman organization and 50% by Old Mutual (HFL) Inc., a wholly-owned subsidiary of Old Mutual (US) Holdings Inc. Heitman has provided investment management services to corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions as well as individuals since 1987. As of December 31, 2008, Heitman had approximately $2.1 billion in assets under management.

Timothy J. Pire and Larry S. Antonatos are equally and primarily responsible for the day-to-day management of the Fund. Timothy J. Pire, CFA, is Managing Director of Heitman with responsibility for Fund management, research and analysis of the publicly traded real estate securities and implementation of the investment strategy through Fund management.

Larry S. Antonatos is Executive Vice President of Heitman with responsibility for Fund management, research and analysis of the publicly traded real estate securities and implementation of the investment strategy through Fund management. Mr. Antonatos also oversees Heitman’s trading positions.

Wells Capital Management Incorporated. Wells Capital Management Incorporated (“Wells”) is sub-adviser to the Large Core Growth Fund and SMID Cap Growth Fund. As sub-adviser, Wells provides day-to-day portfolio management services to the Funds. Wells is located at 525 Market Street, 10th Floor, San Francisco, California, 94105. Wells is a wholly-owned subsidiary of Wells Fargo Bank, N.A., which in turn is wholly-owned by Wells Fargo & Company, a diversified financial services company. As of December 31, 2008, Wells and its affiliates had approximately $252 billion in assets under management.

Wells uses a team of investment managers and analysts acting together to manage the investments of the Large Core Growth Fund. Thomas Pence, CFA, heads the team and is primarily responsible for the day-to-day management of the Large Core Growth Fund. Mr. Pence is managing director and senior portfolio manager for the Fundamental Growth Equity team at Wells. Mr. Pence, founded the team in 1992 while employed with Conseco Capital Management.

Wells uses a team of investment managers and analysts acting together to manage the investments of the SMID Cap Growth Fund. Stuart Roberts and Jerome C. Philpott head the team and have joint and primary responsibility for the day-to-day management of the Fund. Mr. Roberts is a senior portfolio manager and Mr. Philpott serves as managing director and senior portfolio manager for Wells’ Montgomery Small Cap Growth Equity team. Mr. Roberts and Mr. Philpott have been with Wells since 1990 and 1991, respectively.

Turner Investment Partners, Inc.  Turner Investment Partners, Inc. (“Turner”) is sub-adviser to the Mid Cap Growth Fund and Large Cap Growth Fund. As sub-adviser, Turner provides investment management services to the Funds. Turner is located at 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania, 19312. As of December 31, 2008, Turner had approximately $15.4 billion in assets under management.

Christopher McHugh, Jason Schrotberger, CFA, and Tara Hedlund, CFA and CPA, are primarily responsible for the day-to-day portfolio management of the Mid Cap Growth Fund. Mr. McHugh acts as the lead manager for the Fund

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and Mr. Schrotberger and Ms. Hedlund act as co-managers for the Fund. Mr. McHugh is Vice President and Senior Portfolio Manager of Turner and co-founded Turner in 1990. Mr. Schrotberger is a Security Analyst/Portfolio Manager of Turner and joined Turner in 2001. Ms. Hedlund is a Security Analyst/Portfolio Manager of Turner and joined Turner in 2000.

Robert Turner, CFA, Mark Turner, Robb Parlanti, CFA, and Halie O’Shea are primarily responsible for the day-to-day portfolio management of the Large Cap Growth Fund. Mr. Robert Turner acts as the lead manager for the Fund and Mr. Mark Turner, Mr. Parlanti and Ms. O’Shea act as co-managers for the Fund. Mr. Robert Turner is Chairman and Chief Investment Officer and co-founded Turner in 1990. Mr. Mark Turner is President and Senior Portfolio Manager and co-founded Turner in 1990. Mr. Parlanti is a Senior Portfolio Manager/Security Analyst of Turner and joined Turner in 1993. Ms. O’Shea is a Security Analyst/Portfolio Manager of Turner and joined Turner in 2003.

Neuberger Berman Management LLC.  Neuberger Berman Management LLC (“Neuberger Berman”) is sub-adviser to the Mid Cap Value Fund.  As sub-adviser, Neuberger Berman provides investment management services to the Fund.  Neuberger Berman is located at 605 Third Avenue, 2nd Floor, New York, New York, 10158.  As of December 31, 2008, Neuberger Berman and its affiliates had approximately $165 billion in assets under management.  Neuberger Berman is a wholly-owned subsidiary of Neuberger Berman Holdings LLC.

S. Basu Mullick is a Vice President of Neuberger Berman and a Managing Director of Neuberger Berman, LLC.  Mr. Mullick has managed the Fund since 2005 and has been a portfolio manager at Neuberger Berman since 1998.

Oppenheimer Capital LLC. Oppenheimer Capital LLC (“Oppenheimer Capital”) is sub-adviser to the Small Cap Growth Fund.  As sub-adviser, Oppenheimer Capital provides day-to-day portfolio management services to the Fund.  Oppenheimer Capital is a Delaware limited liability company and is a registered investment adviser under the Investment Advisers Act of 1940. Its principal place of business is 1345 Avenue of Americas, New York, NY 10105. Oppenheimer Capital had assets under management of $8.8 billion as of December 31, 2008.

Michael Corelli is primarily responsible for the day-to-day management of the Small Cap Growth Fund. Mr. Corelli is portfolio manager for Oppenheimer Capital’s Small Cap Growth strategy, and has been a member of the Small Cap Growth team since its inception in early 1999. He spent four years as a senior analyst on the team prior to becoming portfolio manager in early 2003. Prior to joining the firm in 1999, he spent six years at Bankers Trust working on the small and mid cap growth strategies. Mr. Corelli holds a BA from Bucknell University.

Goldman Sachs Asset Management, L.P.  Goldman Sachs Asset Management, L.P. (“GSAM”) is sub-adviser to the Small Cap Value Fund.  As sub-adviser, GSAM provides day-to-day portfolio management services to the Fund.  GSAM is located at 32 Old Slip, New York, New York 10005 and was registered as an investment adviser in 1990.  GSAM is wholly-owned by The Goldman Sachs Group, Inc.  GSAM serves as investment manager for a wide range of clients including pension funds, foundations and insurance companies and individual investors.  GSAM, along with units of the Investment Management Division of Goldman, Sachs & Co. (“Goldman Sachs”), managed approximately $690.7 billion in assets as of December 31, 2008.  GSAM’s U.S. Value Team is responsible for the day-to-day management of the Fund.

GSAM’s portfolio managers, aided by research analysts, are organized by industry, focusing on a particular area of expertise.  While the entire team debates investment ideas and overall portfolio structure, the final buy/sell decision for a particular security resides primarily with the portfolio manager responsible for that particular industry.

Co-lead Portfolio Managers, James (Chip) Otness, Robert Crystal and Sally Pope Davis oversee the portfolio construction monitoring and investment research for the small cap value strategy.

James (Chip) B. Otness, CFA, Managing Director, is a Portfolio Manager on the US Value Team, where he oversees the portfolio construction and investment research for the firm’s small cap value accounts.  Chip joined GSAM in 2000.

Robert Crystal, Vice President, is a Portfolio Manager on the US Value Team.  Prior to joining GSAM in 2006, he was a Director at Brant Point Capital Management LLC from January 2003 to August 2005.  From April 1999 to

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January 2003 he was a Vice President at Schroder Investment Management.  Prior to that he was an Assistant Vice President at Wheat First Butcher Singer.

Sally Pope Davis, Vice President, is a Portfolio Manager on the US Value Team.  Prior to joining GSAM in 2001, she was a Relationship Manager for two years in Goldman Sachs Private Wealth Management.  Previously, she was a sell-side Bank Analyst for ten years in the Goldman Sachs Investment Research Department.

Dolores Bamford, CFA, Managing Director, is a Portfolio Manager on the US Value Team, where she has broad research responsibility across the value strategies.  Prior to her arrival at GSAM in 2002, Dolores was a Portfolio Manager at Putnam Investments for various products since 1991.

Scott Carroll, CFA, Managing Director, is a Portfolio Manager on the US Value Team, where he has broad research responsibilities across the value strategies.  Before joining GSAM in 2002, Scott spent over five years at Van Kampen Funds, where he had portfolio management and analyst responsibilities for a Growth and Income and Equity Income funds.

J. Kelly Flynn, Vice President, is a Portfolio Manager on the US Value Team, where he has broad research responsibilities across the value strategies.  Prior to joining GSAM in 2002, Kelly spent 3 years at Lazard Asset Management as a portfolio manager for small cap/mid cap value products.

Vontobel Asset Management, Inc. Vontobel Asset Management, Inc. (“Vontobel”) is sub-adviser to the International Equity Fund.  As sub-adviser, Vontobel provides day-to-day portfolio services to the Fund.  Vontobel is a wholly-owned subsidiary of Vontobel Holding AG, and an affiliate of Bank Vontobel AG, one of the largest private banks and brokerage firms in Switzerland.  Its principal place of business is located at 540 Broadway, 38th Floor, New York, NY 10036.  As of December 31, 2008, Vontobel managed assets of over $5.3 billion, a substantial part of which was invested outside of the United States.  The Vontobel group of companies has investments in excess of $58.6 billion under management.

Rajiv Jain is responsible for the day-to-day investment management of the International Equity Fund.  Mr. Jain is a Managing Director of Vontobel, having joined Vontobel in November of 1994 as an equity analyst and Associate Manager of Vontobel’s global equity portfolios.

Eaton Vance Management. Eaton Vance Management (“Eaton Vance”) is sub-adviser to the Large Core Value Fund.  As sub-adviser, Eaton Vance provides day-to-day portfolio services to the Fund.  Its principal place of business is located at Two International Place, Boston, MA 02110.  Eaton Vance is a wholly-owned subsidiary of Eaton Vance Corporation, a Maryland corporation and publicly-held holding company. As of December 31 2008, Eaton Vance and its subsidiaries managed over $120 billion on behalf of mutual funds, institutional clients and individuals.

Michael R. Mach is a Vice President of Eaton Vance and the lead portfolio manager of Eaton Vance’s Large-Cap Value Equity strategy.  Mr. Mach has primary responsibility for the day-to-day management of the Fund. Mr. Mach has been with Eaton Vance since 1999.

AllianceBernstein L.P. AllianceBernstein L.P. (“AllianceBernstein”) is sub-adviser to the SMID Cap Value Fund.  As sub-adviser, AllianceBernstein provides day-to-day portfolio services to the Fund.  AllianceBernstein is a Delaware limited partnership of which AllianceBernstein Corporation, an indirect wholly-owned subsidiary of AXA Financial, Inc. (“AXA Financial”), is a general partner. AXA Financial is a wholly-owned subsidiary of AXA.  AllianceBernstein’s principal place of business is located at 1345 Avenue of the Americas, New York, NY 10105. As of December 31, 2008, AllianceBernstein managed approximately $462 billion for individual and institutional clients.

The SMID Cap Value Fund is managed by AllianceBernstein’s U.S. Small/Mid Cap Value Equity Investment Policy Group, which is comprised of James MacGregor, Joseph Gerard Paul and Andrew Weiner. Mr. MacGregor joined AllianceBernstein in 1998 and is currently the Chief Investment Officer and Director of Research for U.S. Small/Mid Cap Value. Mr. Paul joined AllianceBernstein in 1987 and is currently a Senior Vice President and Global Head of Diversified Value Services. Mr. Weiner joined AllianceBernstein in 1997 and is currently a Senior

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Analyst covering capital equipment, consumer staples, and consumer cyclicals for Large Cap and Small Cap Value Equities.

Van Kampen Asset Management.  Van Kampen Asset Management (“Van Kampen”) is sub-adviser to the Emerging Markets Equity Fund.  As sub-adviser, Van Kampen provides day-to-day portfolio services to the Fund.  Van Kampen is a wholly owned subsidiary of Van Kampen Investments Inc. (“Van Kampen Investments”). Van Kampen has engaged its affiliate, Morgan Stanley Investment Management Company (“MSIM Company”), located at 23 Church Street, #16-01 Capital Square, Singapore 049481, to provide certain sub-advisory services to the Fund.  Van Kampen, together with its affiliated asset management companies, has more than $404 billion in assets under management or supervision as of December 31, 2008.  Van Kampen Investments and MSIM Company are each indirect wholly-owned subsidiaries of Morgan Stanley, a preeminent global financial services firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. Van Kampen’s principal office is located at 522 Fifth Avenue, New York, New York 10036.

The Fund is managed within Van Kampen’s Emerging Markets Equity team. The team works collaboratively when making portfolio decisions. Current members of the team who are jointly and primarily responsible for the day-to-day management of the Fund are: Ruchir Sharma, James Cheng, Paul Psaila, Eric Carlson, William Scott Piper and Ana Cristina Piedrahita.  The Emerging Markets Equity Team is comprised of dedicated portfolio managers/analysts that have extensive experience in analyzing emerging markets equity securities for investors.

Ruchir Sharma is a Managing Director of Van Kampen.  Mr. Sharma is the lead portfolio manager and is responsible for overall portfolio performance and construction.  Mr. Sharma focuses on country allocation, relying heavily on input from the regional co-portfolio manager teams who are responsible for stock selection for their respective regions.  Portfolio managers generally specialize by region, with the exception of a few specialized groups focusing on specific sector.  Mr. Sharma has been with Van Kampen in an investment management capacity since October 1996.

James Cheng, a Managing Director of MSIM Company, has been an investment management professional with MSIM Company since August 2006.  Prior to joining MSIM Company, Mr. Cheng worked in an investment management capacity at Invesco Asia Limited, Asia Strategic Investment Management Limited and Munich Re Asia Capital Management Limited.

Paul Psaila, a Managing Director of Van Kampen, has been associated with Van Kampen in an investment management capacity since 1994.  Eric Carlson, a Managing Director of Van Kampen, has been associated with MSIM Company in an investment management capacity since September 1997.  William Scott Piper, an Executive Director of Van Kampen, has been associated with Van Kampen in an investment management capacity since December 2002.  Ana Cristina Piedrahita, an Executive Director of Van Kampen, has been associated with Van Kampen in an investment management capacity since January 2002.

SSgA Funds Management, Inc. SSgA Funds Management, Inc. (“SSgA FM”) is sub-adviser to the Small Cap Index Fund, Developed International Index Fund and Index 500 Fund. As sub-adviser, SSgA FM provides day-to-day portfolio services to the Funds. Its principal place of business is located at State Street Financial Center, One Lincoln Street, Boston, MA 02111. SSgA FM is registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940 and is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. As of December 31, 2008, SSgA FM had over $118 billion in assets under management. SSgA FM, State Street Bank and Trust Company (“State Street”) and other advisory affiliates of State Street make up State Street Global Advisors (“SSgA”), the investment management arm of State Street Corporation. With over $1.44 trillion under management as of December 31, 2008, SSgA provides complete global investment management services from offices in North America, South American, Europe, Asia, Australia and the Middle East.

SSgA FM uses a team of investment managers and analysts acting together to manage the investments of the Funds. Lynn Blake and John Tucker have joint and primary responsibility for the day-to-day management of the Funds. Ms. Blake is a Principal of SSgA FM, Managing Director of SSgA and the Head of Non-US Markets in the Global Structured Products Group. Mr. Tucker is a Principal of SSgA FM, Managing Director of SSgA and Head of US

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Equity Markets in the Global Structured Products Group. Ms. Blake and Mr. Tucker have been with SSgA since 1987 and 1988, respectively.

Additional information about each Fund’s portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in each Fund (if any) is available in the Statement of Additional Information.

Expenses and Limitations

The Funds bear all expenses of their operations other than those incurred by its investment adviser and sub-advisers under the investment advisory agreement and investment sub-advisory agreements and those incurred by Penn Mutual under its administrative and corporate services agreement.  In particular, each Fund pays investment advisory fees, administrator’s fees, shareholder servicing fees and expenses, custodian and accounting fees and expenses, legal and auditing fees, expenses of printing and mailing prospectuses and shareholder reports, registration fees and expenses, proxy and annual meeting expenses, and directors’ fees and expenses.

The investment adviser, the investment sub-advisers and/or Penn Mutual have contractually agreed to waive fees or reimburse expenses to the extent a Fund’s total expense ratio (excluding interest, taxes, brokerage, other expenses which are capitalized in accordance with accounting principles generally accepted in the United States, and extraordinary expenses, but including investment advisory and administrative and corporate services fees) exceeds the expense limitation for the Fund.  Except for the Balanced Fund, these agreements are limited to a Fund’s direct operating expenses and, therefore, do not apply to acquired fund fees and expenses, which are indirect expenses incurred by a Fund through its investments in other investment companies, such as the underlying funds.  The contractual expense limitations for the Funds are as follows:

Fund	Expense Limitation
Money Market	0.80%
Limited Maturity Bond	0.90%*
Quality Bond	0.90%
High Yield Bond	0.90%
Flexibly Managed	1.00%
Balanced	0.62%
Large Growth Stock	1.00%
Large Cap Growth	1.00%
Large Core Growth	0.64%
Large Cap Value	1.00%
Large Core Value	0.54%
Index 500	0.40%**
Mid Cap Growth	1.00%
Mid Cap Value	1.00%
Mid Core Value	1.25%
SMID Cap Growth	1.05%
SMID Cap Value	1.14%
Small Cap Growth	1.15%
Small Cap Value	1.15%
Small Cap Index	0.55%
Developed International Index	0.59%
International Equity	1.50%
Emerging Markets Equity	1.58%
REIT	1.25%
Aggressive Allocation	0.33%
Moderately Aggressive Allocation	0.33%
Moderate Allocation	0.33%
Moderately Conservative Allocation	0.33%
Conservative Allocation	0.33%

*                      Penn Mutual currently intends to voluntarily waive its administrative and corporate services fees and reimburse expenses so that the Limited Maturity Bond Fund’s total expenses do not exceed 0.65%.  Penn Mutual may change or eliminate all or part of this voluntary waiver at any time.

**               Penn Mutual currently intends to voluntarily waive its administrative and corporate services fees and reimburse expenses so that the Index 500 Fund’s total expenses do not exceed 0.35%.  Penn Mutual may change or eliminate all or part of this voluntary waiver at any time.

All waivers of fees or reimbursements of expenses with respect to the Flexibly Managed and High Yield Bond Funds will be shared equally by the sub-adviser and Penn Mutual.  For the Money Market, Quality Bond, Large

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Growth Stock, Large Cap Value and Small Cap Value Funds, the Adviser will waive fees with regard to the entirety of the first 0.10% of excess above the expense limitations; Penn Mutual will waive fees or reimburse expenses for the entirety of any additional excess above the first 0.10%.  For the International Equity Fund, the sub-adviser will waive fees with regard to the entirety of the first 0.10% of excess above the expense limitations; Penn Mutual will waive fees or reimburse expenses for the entirety of any additional excess above the first 0.10%.  For the Limited Maturity Bond, Large Cap Growth, Index 500, Mid Cap Growth, Mid Cap Value, Mid Core Value, Small Cap Growth, and REIT Funds, Penn Mutual will waive fees or reimburse expenses for the entirety of any excess above the expense limitations.  For the Balanced, Large Core Growth, Large Core Value, SMID Cap Growth, SMID Cap Value, Small Cap Index, Developed International Index, Emerging Markets Equity, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation, and Conservative Allocation Funds, Penn Mutual and/or ICMI will waive their fees or reimburse expenses for the entirety of any excess above the expense limitations.

Under Penn Mutual’s administrative and corporate services agreement, to the extent Penn Mutual does not have an obligation to waive its fees or reimburse expenses of a Fund (e.g., the Fund is operating at or below its expense limitation), the Fund will reimburse Penn Mutual for amounts previously waived or reimbursed by Penn Mutual, if any, during the Fund’s preceding three fiscal years.  Penn Mutual, however, shall not be entitled to any reimbursement that would cause the Fund to exceed its expense limitation.

Under the expense limitation agreement among Penn Mutual, ICMI and the Company, on behalf of its Large Core Growth, Large Core Value, SMID Cap Growth, SMID Cap Value, Emerging Markets Equity, Small Cap Index, Developed International Index, Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation, and Conservative Allocation Funds, to the extent Penn Mutual and/or ICMI does not have an obligation to waive their fees or reimburse expenses of a Fund (e.g., the Fund is operating at or below its expense limitation), the Fund will reimburse Penn Mutual and/or ICMI for amounts previously waived or reimbursed by Penn Mutual and/or ICMI, if any, during the Fund’s preceding three fiscal years.  Penn Mutual and/or ICMI, however, shall not be entitled to any reimbursement that would cause the Fund to exceed its expense limitation.

For the year ended December 31, 2008, each of the following Funds paid ICMI a fee based on its average daily assets, at the following annual rate:  Money Market Fund: 0.18%; Limited Maturity Bond Fund: 0.30%; Quality Bond Fund: 0.32%; High Yield Bond Fund: 0.50%; Flexibly Managed Fund: 0.60%;  Large Growth Stock Fund: 0.64%; Large Cap Value Fund: 0.60%; Large Cap Growth Fund: 0.55%; Index 500 Fund: 0.07%; Mid Cap Growth Fund: 0.70%; Mid Cap Value Fund: 0.55%; Mid Core Value Fund 0.72%; Small Cap Growth Fund: 0.75%; Small Cap Value Fund: 0.85%; International Equity Fund: 0.85%; and REIT Fund: 0.70%.  ICMI pays the sub-advisers out of the investment advisory fee it receives.

Each of the Large Core Growth, Large Core Value, SMID Cap Growth, SMID Cap Value, Emerging Markets Equity, Small Cap Index, Developed International Index, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation, and Conservative Allocation Funds pays ICMI a fee based on the average daily assets of such Fund, at the annual rate set forth in the chart below.  ICMI pays the sub-advisers out of the investment advisory fee it receives.

Fund	Investment Advisory Fee
Large Core Growth Fund	0.56%
Large Core Value Fund	0.46%
SMID Cap Growth Fund	0.75%
SMID Cap Value Fund	0.95%
Small Cap Index Fund	0.30%
Developed International Index Fund	0.30%
Emerging Markets Equity Fund	1.18% on the first $2.5 billion of assets; and 1.00% on assets over $2.5 billion.

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Fund	Investment Advisory Fee
Aggressive Allocation Fund	0.10%
Moderately Aggressive Allocation Fund	0.10%
Moderate Allocation Fund	0.10%
Moderately Conservative Allocation Fund	0.10%
Conservative Allocation Fund	0.10%

ICMI does not receive a fee for the services it performs for the Balanced Fund.  However, ICMI is entitled to receive an annual management fee from each of the underlying funds for which the Balanced Fund invests.

A discussion regarding the basis for the Board of Directors’ approval of the Money Market, Limited Maturity Bond, Quality Bond, High Yield Bond, Flexibly Managed, Large Growth Stock, Large Cap Value, Large Cap Growth, Index 500, Mid Cap Growth, Mid Cap Value, Mid Core Value, Small Cap Growth, Small Cap Value, International Equity and REIT Funds’ investment advisory and sub-advisory agreements is available in the Funds’ June 30, 2008 Semi-Annual Report, which covers the period of January 1, 2008 to June 30, 2008.

A discussion regarding the basis for the Board of Directors’ approval of the Balanced, Large Core Growth, Large Core Value, SMID Cap Growth, SMID Cap Value, Small Cap Index, Developed International Index, Emerging Markets Equity, Aggressive Allocation Aggressive, Moderately Allocation, Moderate Allocation, Moderately Conservative Allocation, and Conservative Allocation Funds’ investment advisory and sub-advisory agreements is available in the Funds’ December 31, 2008 Annual Report, which covers the period January 1, 2008 through December 31, 2008.

PERFORMANCE INFORMATION FOR CERTAIN SUB-ADVISERS’ OTHER ACCOUNTS

Turner Investment Partners, Inc.  Turner has substantial experience in managing other accounts with substantially similar investment objectives, policies and principal investment strategies as the Penn Series Large Cap Growth Fund (the “Fund”).  The bar chart and table below are designed to show you how a composite of all similar Large Cap Growth accounts managed by Turner performed over various periods in the past.  The accounts comprising the Turner Core Growth Equity Composite have investment objectives, policies and principal investment strategies that are substantially similar to the Fund.

The returns of the Turner Core Growth Equity Composite reflect deductions of account fees and expenses (including advisory fees), and assume all dividends and distributions have been reinvested.  The returns of the Russell 1000 Growth Index assume all dividends and distributions have been reinvested.  This information is designed to demonstrate the historical track record of Turner. The information does not represent the historical performance of the Fund and should not be considered a prediction of its future performance.  Performance will vary based on many factors, including market conditions, the composition of the Fund’s holdings and the Fund’s expenses.

The Turner Core Growth Equity Composite includes accounts managed by Turner that pay lower expenses than those paid by shareholders of the Fund.  Higher expenses will reduce returns to investors.  None of the accounts comprising the Turner Core Growth Equity Composite have been registered under the Investment Company Act of 1940 and therefore they are not subject to certain investment restrictions and diversification rules imposed by the Investment Company Act of 1940.  If the accounts had been registered under the Investment Company Act of 1940, their performance and the composite performance might have been adversely affected.  In addition, the accounts comprising the Turner Core Growth Equity Composite were not subject to Subchapter M of the Internal Revenue Code.  If the accounts had been subject to Subchapter M, their performance and the composite performance might have been adversely affected.  The aggregate returns of the accounts in the Turner Core Growth Equity Composite may not reflect the returns of any particular account of Turner.  All returns are stated before the imposition of taxes.  After-tax returns would be lower than those shown.

The performance information shown below was not calculated in accordance with SEC standardized performance methodology.  If the performance information was calculated in accordance with SEC standardized performance methodology, the composite’s performance may have been different.

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Bar Chart

This chart shows changes in the Turner Core Growth Equity Composite’s performance from year to year for the past ten years.  The performance information shown is based on full calendar years.

During all periods shown in the bar chart, the Turner Core Growth Equity Composite’s highest quarterly return was 28.93%, for the quarter ended December 31, 1999, and its lowest quarterly return was -25.99%, for the quarter ended December 31, 2008.

Performance Table

This table shows how the Turner Core Growth Equity Composite’s average annual returns over one year, five years, ten years and since inception compare to those of a broad-based securities market index.

Average Annual Total Returns (for periods ending December 31, 2008)

	1 Year	5 Years	10 Years	Since Inception**
Turner Core Growth Equity Composite	-48.73%	-2.75%	-1.79%	7.98%
Russell 1000 Growth Index*	-38.44%	-3.42%	-4.27%	6.40%

*                 The Russell 1000 Growth  Index is a widely-recognized, capitalization-weighted index of the 1000 largest U.S. companies with higher growth rates and price-to-book ratios.  The index is a passive measure of equity market returns.  It does not factor in the costs of buying, selling and holding securities.

**          Inception date of the Composite is April 1, 1990.  Index returns are provided from April 1, 1990.

Van Kampen Asset Management.  Van Kampen and its affiliated investment advisory entities (“VKAM”) have substantial experience in managing investment companies and other pooled funds with substantially similar

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investment objectives, policies and principal investment strategies as the Penn Series Emerging Markets Equity Fund (the “Fund”).  The bar chart and table below are designed to show you how a composite of all similar Emerging Markets Equity pooled fund, fee-paying portfolios managed on a fully discretionary basis managed by VKAM performed over various periods in the past.  The MS Emerging Markets Strategy Composite doesn’t include Emerging Markets Equity separately managed accounts managed by VKAM.  VKAM believes that a composite comprised solely of pooled funds is more relevant to Fund shareholders because of the effect on performance that results from daily in-flows and out-flows that typically occur in pooled funds as compared to separately managed accounts.  The accounts comprising the MS Emerging Markets Strategy Composite have investment objectives, policies and principal investment strategies that are substantially similar to the Fund.

The returns of the MS Emerging Markets Strategy Composite reflect deductions of account fees and expenses (including advisory fees), and assume all dividends and distributions have been reinvested.  The returns of the MSCI Emerging Markets (Net) Index assume all dividends and distributions have been reinvested.  This information is designed to demonstrate the historical track record of VKAM. The information does not represent the historical performance of the Fund and should not be considered a prediction of its future performance.  Performance will vary based on many factors, including market conditions, the composition of the Fund’s holdings and the Fund’s expenses.

The MS Emerging Markets Strategy Composite includes accounts managed by VKAM that pay lower expenses than those paid by shareholders of the Fund.  Higher expenses will reduce returns to investors.  Certain of the accounts comprising the MS Emerging Markets Strategy Composite have not been registered under the Investment Company Act of 1940 and therefore they may not be subject to certain investment restrictions and diversification rules imposed by the Investment Company Act of 1940.  If all of the accounts had been registered under the Investment Company Act of 1940, their performance and the composite performance might have been adversely affected.  In addition, certain of the accounts comprising the MS Emerging Markets Strategy Composite were not subject to Subchapter M of the Internal Revenue Code.  If all of the accounts had been subject to Subchapter M, their performance and the composite performance might have been adversely affected.  The aggregate returns of the accounts in the MS Emerging Markets Strategy Composite may not reflect the returns of any particular account of VKAM.  All returns are stated before the imposition of taxes.  After-tax returns would be lower than those shown.

The performance information shown below was not calculated in accordance with SEC standardized performance methodology.  If the performance information was calculated in accordance with SEC standardized performance methodology, the composite’s performance may have been different.

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Bar Chart

This chart shows changes in the MS Emerging Markets Strategy Composite’s performance from year to year for the past ten years.  The performance information shown is based on full calendar years.

During all periods shown in the bar chart, the MS Emerging Markets Strategy Composite’s highest quarterly return was 51.96%, for the quarter ended December 31, 1999, and its lowest quarterly return was –30.06%, for the quarter ended December 31, 2008.

Performance Table

This table shows how the MS Emerging Markets Strategy Composite’s average annual returns over one year, five years, ten years and since inception, compare to those of a broad-based securities market index.

Average Annual Total Returns (for periods ending December 31, 2008)

	1 Year	5 Years	10 Years	Since Inception**
MS Emerging Markets Strategy Composite*	-56.75%	7.13%	9.55%	7.96%
MSCI Emerging Markets Index***	-53.33%	7.66%	9.05%	6.98%

*                 Performance information for the MS Emerging Markets Strategy Composite, which includes all pooled fund, fee-paying portfolios managed on a fully discretionary basis by VKAM, according to its investment strategy.  All composite returns over one year are annualized and net of fees.

**          Inception date of the Composite is November 30, 1991.  Index returns are provided from November 30, 1991.

***   The MSCI Emerging Markets (Net) Index is used from its inception January 1, 2001 and the MSCI Emerging Markets Free Index (Gross) is used prior.  Historical performance has been linked. The MSCI Emerging Markets (Net) Index is a free float-adjusted market capitalization index that is designed to measure market equity performance in 26 emerging market countries and is net of dividends and taxes.  The MSCI Emerging Markets Free Index (Gross) does not account for foreign dividend taxation.

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Eaton Vance Management.  Eaton Vance has substantial experience in managing investment companies and other accounts with substantially similar investment objectives, policies and principal investment strategies as the Penn Series Large Core Value Fund (the “Fund”).  The bar chart and table below are designed to show you how a composite of all similar Large Cap Value accounts managed by Eaton Vance performed over various periods in the past.  The accounts comprising the Eaton Vance Large Cap Value Master Composite have investment objectives, policies and principal investment strategies that are substantially similar to the Fund.

The returns of the Eaton Vance Large Cap Value Master Composite reflect deductions of account fees and expenses (including advisory fees), and assume all dividends and distributions have been reinvested.  The returns of the Russell 1000 Value Index assume all dividends and distributions have been reinvested.  This information is designed to demonstrate the historical track record of Eaton Vance. The information does not represent the historical performance of the Fund and should not be considered a prediction of its future performance.  Performance will vary based on many factors, including market conditions, the composition of the Fund’s holdings and the Fund’s expenses.

The Eaton Vance Large Cap Value Master Composite includes accounts managed by Eaton Vance that pay lower expenses than those paid by shareholders of the Fund.  Higher expenses will reduce returns to investors.  Certain of the accounts comprising the Eaton Vance Large Cap Value Master Composite have not been registered under the Investment Company Act of 1940 and therefore they are not subject to certain investment restrictions and diversification rules imposed by the Investment Company Act of 1940.  If all of the accounts had been registered under the Investment Company Act of 1940, their performance and the composite performance might have been adversely affected.  In addition, certain of the accounts comprising the Eaton Vance Large Cap Value Master Composite were not subject to Subchapter M of the Internal Revenue Code.  If all of the accounts had been subject to Subchapter M, their performance and the composite performance might have been adversely affected.  The aggregate returns of the accounts in the Eaton Vance Large Cap Value Master Composite may not reflect the returns of any particular account of Eaton Vance.  All returns are stated before the imposition of taxes.  After-tax returns would be lower than those shown.

The performance information shown below was not calculated in accordance with SEC standardized performance methodology.  If the performance information was calculated in accordance with SEC standardized performance methodology, the composite’s performance may have been different.

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Bar Chart

This chart shows changes in the Eaton Vance Large Cap Value Master Composite’s performance from year to year for the past ten years.  The performance information shown is based on full calendar years.

During all periods shown in the bar chart, the Eaton Vance Large Cap Value Master Composite’s highest quarterly return was 13.51%, for the quarter ended June 30, 2003, and its lowest quarterly return was -21.31%, for the quarter ended December 31, 2008.

Performance Table

This table shows how the Eaton Vance Large Cap Value Master Composite’s average annual returns over one year, five years, ten years and since inception compare to those of a broad-based securities market index.

Average Annual Total Returns (for periods ending December 31, 2008)

	1 Year	5 Years	10 Years	Since Inception**
Eaton Vance Large Cap Value Master Composite	-34.29%	2.26%	3.49%	8.91%
Russell 1000 Value Index*	-36.85%	-0.79%	1.36%	8.49%

*                 The Russell 1000 Value Index is a broad-based, unmanaged market index of 1000 U.S. value stocks.  The index is a passive measure of equity market returns.  It does not factor in the costs of buying, selling and holding securities.  Investors cannot invest directly in an index.

**          Inception date of the Composite is January 1, 1991.  Index returns are provided from January 1, 1991.

AllianceBernstein L.P.  AllianceBernstein has substantial experience in managing investment companies and other accounts with substantially similar investment objectives, policies and principal investment strategies as the Penn Series SMID Cap Value Fund (the “Fund”).  The bar chart and table below are designed to show you how a composite of all similar Bernstein U.S. Small & Mid Cap Value Composite accounts managed by AllianceBernstein performed over various periods in the past.  The accounts comprising the Bernstein U.S. Small & Mid Cap Value Composite have investment objectives, policies and principal investment strategies that are substantially similar to the Fund.

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The returns of the Bernstein U.S. Small & Mid Cap Value Composite reflect deductions of account fees and expenses (including advisory fees), and assume all dividends and distributions have been reinvested.  The returns of the Russell 2500 Value Index assume all dividends and distributions have been reinvested.  This information is designed to demonstrate the historical track record of AllianceBernstein. The information does not represent the historical performance of the Fund and should not be considered a prediction of its future performance.  Performance will vary based on many factors, including market conditions, the composition of the Fund’s holdings and the Fund’s expenses.

The Bernstein U.S. Small & Mid Cap Value Composite includes accounts managed by AllianceBernstein that pay lower expenses than those paid by shareholders of the Fund.  Higher expenses will reduce returns to investors.  Some of the accounts comprising the Bernstein U.S. Small & Mid Cap Value Composite have not been registered under the Investment Company Act of 1940 and therefore they are not subject to certain investment restrictions and diversification rules imposed by the Investment Company Act of 1940.  If such accounts had been registered under the Investment Company Act of 1940, their performance and the composite performance might have been adversely affected.  In addition, some of the accounts comprising the Bernstein U.S. Small & Mid Cap Value Composite were not subject to Subchapter M of the Internal Revenue Code.  If such accounts had been subject to Subchapter M, their performance and the composite performance might have been adversely affected.  The aggregate returns of the accounts in the Bernstein U.S. Small & Mid Cap Value Composite may not reflect the returns of any particular account of AllianceBernstein.  All returns are stated before the imposition of taxes.  After-tax returns would be lower than those shown.

The performance information shown below was not calculated in accordance with SEC standardized performance methodology.  If the performance information was calculated in accordance with SEC standardized performance methodology, the composite’s performance may have been different.

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Bar Chart

This chart shows changes in the Bernstein U.S. Small & Mid Cap Value Composite’s performance from year to year since inception. The performance information shown is based on full calendar years.

During all periods shown in the bar chart, the Bernstein U.S. Small & Mid Cap Value Composite’s highest quarterly return was 21.13%, for the quarter ended June 30, 2003, and its lowest quarterly return was -27.09%, for the quarter ended December 31, 2008.

Performance Table

This table shows how the Bernstein U.S. Small & Mid Cap Value Composite’s average annual returns over one year, five years and since inception compare to those of a broad-based securities market index.

Average Annual Total Returns (for periods ending December 31, 2008)

	1 Year	5 Years	Since Inception**
Bernstein U.S. Small & Mid Cap Value Composite	-34.46%	0.11%	6.49%
Russell 2500 Value Index*	-31.99%	-0.15%	4.51%

*                 The Russell 2500 Value Index is a widely recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of the 2,500 smallest U.S. companies out of the 3,000 largest U.S. companies.  The Index contains the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values than those in the Russell 2500 Growth Index.  The index is a passive measure of equity market returns.  It does not factor in the costs of buying, selling and holding securities.

**          Inception date of the Composite is December 31, 2000.  Index returns are provided from December 31, 2000.

Wells Capital Management Incorporated.  Wells has substantial experience in managing investment companies and other accounts with substantially similar investment objectives, policies and principal investment strategies as the Penn Series Large Core Growth Fund (the “Fund”).  The bar chart and table below are designed to show you how a composite of all similar Fundamental Large Cap Growth Equity accounts managed by Wells performed over various

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periods in the past.  The accounts comprising the Fundamental Large Cap Growth Equity Composite have investment objectives, policies and principal investment strategies that are substantially similar to the Fund.

The returns of the Fundamental Large Cap Growth Equity Composite reflect deductions of account fees and expenses (including advisory fees), and assume all dividends and distributions have been reinvested.  The returns of the Russell 1000® Growth Index assume all dividends and distributions have been reinvested.  This information is designed to demonstrate the historical track record of Wells. The information does not represent the historical performance of the Fund and should not be considered a prediction of its future performance.  Performance will vary based on many factors, including market conditions, the composition of the Fund’s holdings and the Fund’s expenses.

The Fundamental Large Cap Growth Equity Composite includes accounts managed by Wells that pay lower expenses than those paid by shareholders of the Fund.  Higher expenses will reduce returns to investors.  A majority of the accounts comprising the Fundamental Large Cap Growth Equity Composite have not been registered under the Investment Company Act of 1940 and therefore they are not subject to certain investment restrictions and diversification rules imposed by the Investment Company Act of 1940.  If these accounts had been registered under the Investment Company Act of 1940, their performance and the composite performance might have been adversely affected.  In addition, a majority of the accounts comprising the Fundamental Large Cap Growth Equity were not subject to Subchapter M of the Internal Revenue Code.  If these accounts had been subject to Subchapter M, their performance and the composite performance might have been adversely affected.  The aggregate returns of the accounts in the Fundamental Large Cap Growth Equity Composite may not reflect the returns of any particular account of Wells.  All returns are stated before the imposition of taxes.  After-tax returns would be lower than those shown.

The performance information shown below was not calculated in accordance with SEC standardized performance methodology.  If the performance information was calculated in accordance with SEC standardized performance methodology, the composite’s performance may have been different.

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Bar Chart

This chart shows changes in the Fundamental Large Cap Growth Equity Composite’s performance from year to year since inception.  The performance information shown is based on full calendar years.

During all periods shown in the bar chart, the Fundamental Large Cap Growth Equity Composite’s highest quarterly return was 15.11%, for the quarter ended June 30, 2003, and its lowest quarterly return was –26.57%, for the quarter ended December 31, 2008.

Performance Table

This table shows how the Fundamental Large Cap Growth Equity Composite’s average annual returns over one year, five years and since inception compare to those of a broad-based securities market index.

Time-Weighted Rates of Returns (for periods ending December 31, 2008)***

	1 Year	5 Years	Since Inception**
Fundamental Large Cap Growth Equity Composite – Net	-45.25%	-2.65%	-6.11%
Russell 1000® Growth Index*	-38.44%	-3.42%	-7.77%

*                 The Russell 1000 Growth Index is a widely-recognized, capitalization-weighted index of the 1000 largest U.S. companies with higher growth rates and price-to-book ratios.  The index is a passive measure of equity market returns.  It does not factor in the costs of buying, selling and holding securities.

**          Inception date of the Composite is November 1, 2000.  Index returns are provided from November 1, 2000.

***   Wells Capital Management (“Wells Capital”) is a registered investment adviser and a wholly owned subsidiary of Wells Fargo Bank, N.A. The firm was created in 1996 from an existing institutional business and investment management teams in place since 1981. During the fourth quarter of 1999, Norwest Investment Management Inc. and Wells Capital were combined under the name Wells Capital following the merger of Norwest Corporation and Wells Fargo & Co. In August 2001, Sutter Advisors LLC was created as a wholly owned subsidiary of

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Wells Capital. Wells Capital acquired three investment teams of Montgomery Asset Management in January 2003 and the firm Benson Associates in November 2003. In January 2005, Wells Fargo acquired assets of Strong Financial Corporation and several investment teams from Strong joined Wells Capital as part of the transaction. In all cases, the investment teams involved in each acquisition and merger remain autonomous teams within Wells Capital and since joining Wells Capital, substantially all the decision makers and the investment processes of each team remain intact.

The Fundamental Large Cap Growth Equity Composite (“Composite”), formerly named the Strong Fundamental Large Capitalization Growth Equity Composite, includes all fully discretionary accounts over $5 million managed in this style. Performance shown prior to January 1, 2005 represents performance achieved by the Fundamental Growth Equity Team while at Strong Capital Management. The Composite contains accounts investing primarily in the equities of medium –large capitalization growth companies at reasonable prices, with an objective of outperforming the Russell 1000 Growth Index. Prior to January 1, 2005, there was no minimum account size required for composite inclusion. The Composite was created November 1, 2000.

In March 2006, Erik Voss, Senior Portfolio Manager left Wells Capital.

Performance calculations are time-weighted rates of return and are net of transaction costs and non reclaimable withholding taxes, if any. Results reflect the reinvestment of dividends and other earnings. All returns and asset values are expressed in U.S. dollars. Additional information regarding Wells Capital’s policies and procedures for calculating and reporting returns is available upon request.

The Russell 1000 Growth Index returns are provided to represent the investment environment existing during the time periods shown and are not covered by the report of independent verifiers. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. For comparison purposes, the index is fully invested, which includes the reinvestment of income. The returns for the index do not include any transaction costs, management fees or other costs.

The net performance data shown are net of model investment advisory fees. Effective January 1, 2009, the published fee schedule for this strategy is:

First $25 Million	0.75%
Next $25 Million	0.65%
Next $50 Million	0.50%
Over $100 Million	0.40%
Minimum Annual Fee	$75,000

A model fee is utilized for the net composite returns, which is the maximum annual advisory fee based upon the fee schedule in effect during each respective performance period for each account in the Composite. Any changes to the fee schedule are reflected in the calculation of the net composite returns beginning with the period in which the fee schedule is revised. Actual fees may vary depending on, among other things, the applicable fee schedule and portfolio size. Wells Capital’s fee schedules are available upon request and may also be found in Part II of Form ADV.

Dispersion is calculated using the equal-weighted standard deviation of all accounts included in the composite for the entire year. For years where there are fewer than 5 accounts in the composite for the entire year, dispersion is not presented as it is not a meaningful statistical calculation.

Actual performance results may differ from composite returns, depending on the size of the account, investment guidelines and/or restrictions, inception date and other factors. Past performance is not indicative of future results. As with any investment vehicle, there is always the potential for gains as well as the possibility of losses. For a complete list and description of Wells Capital’s composites, please see https://www.wellscap.com/about/business_risk_compliance.html.

Oppenheimer Capital LLC.  Oppenheimer Capital has substantial experience in managing investment companies and other accounts with substantially similar investment objectives, policies and principal investment strategies as the Penn Series Small Cap Growth (the “Fund”).  The bar chart and table below are designed to show you how a composite of all similar Small Cap Growth accounts managed by Oppenheimer Capital performed over various periods in the past.  The accounts comprising the OpCap Small Cap Growth (unconstrained) Composite have investment objectives, policies and principal investment strategies that are substantially similar to the Fund.  Similar to the Fund, the accounts comprising the OpCap Small Cap Growth (unconstrained) Composite also have been registered under the Investment Company Act of 1940 and have been subject to Subchapter M of the Internal Revenue Code.

The returns of the OpCap Small Cap Growth (unconstrained) Composite reflects the deductions of fees and expenses (including advisory fees) and assume all dividends and distributions have been reinvested.  The returns of the Russell 2000 Growth Index assume all dividends and distributions have been reinvested.  This information is designed to demonstrate the historical track record of Oppenheimer Capital. The information does not represent the historical performance of the Fund and should not be considered a prediction of its future performance.  Performance will vary based on many factors, including market conditions, the composition of the Fund’s holdings and the Fund’s expenses.

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The OpCap Small Cap Growth (unconstrained) Composite may include accounts managed by Oppenheimer Capital that pay lower expenses than those paid by shareholders of the Fund.  Higher expenses will reduce returns to investors.  The aggregate returns of the accounts in the OpCap Small Cap Growth (unconstrained) Composite may not reflect the returns of any particular account of Oppenheimer Capital.  All returns are stated before the imposition of taxes.  After-tax returns would be lower than those shown.

The performance information shown below was not calculated in accordance with SEC standardized performance methodology.  If the performance information was calculated in accordance with SEC standardized performance methodology, the composite’s performance may have been different.

Bar Chart

This chart shows changes in the OpCap Small Cap Growth (unconstrained) Composite performance from year to year since inception.  The performance information shown is based on full calendar years.

During all periods shown in the bar chart, the OpCap Small Cap Growth (unconstrained) Composite’s highest quarterly return was 35.99%, for the quarter ended 12/31/01, and its lowest quarterly return was -30.90%, for the quarter ended 09/30/01.

Performance Table

This table shows how the OpCap Small Cap Growth (unconstrained) Composite’s average annual returns over one year, five years and since inception compare to those of a broad-based securities market index.

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Average Annual Net Total Returns (for periods ending December 31, 2008)

	1 Year	5 Years	Since Inception**
OpCap Small Cap Growth (unconstrained) Composite	-46.32%	-3.64%	1.38%
Russell 2000 Growth Index*	-38.54%	-2.35%	-0.61%

*                                         The Russell 2000 Growth Index is a widely-recognized, capitalization-weighted index that measures the performance of the smallest 2,000 companies in the Russell 3000 Index with higher growth rates and price-to-book ratios.  The index is a passive measure of equity market returns.  It does not factor in the costs of buying, selling and holding securities.

**                                  Inception date of the Composite is April 1, 1999.  Index returns are provided from April 1, 1999.

ACCOUNT POLICIES

Purchasing and Selling Fund Shares

Shares are offered on each day that the New York Stock Exchange (“NYSE”) is open for business (a “Business Day”).

The Funds offer their shares only to Penn Mutual and PIA for separate accounts they establish to fund variable life insurance and variable annuity contracts.  Penn Mutual or PIA purchases or redeems shares of the Funds based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders, and benefit payments.  The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to, and from, separate accounts.

The price per share will be the net asset value per share (“NAV”) next determined after receipt of the purchase order.  NAV for one share is the value of that share’s portion of all of the assets in a Fund.  Each Fund (except for the Money Market Fund) determines its NAV as of the close of business of the NYSE (normally 4:00 p.m. Eastern Time) on each day that the NYSE is open for business.  The NAV of the Money Market Fund is calculated at Noon (Eastern Time) on each day that the NYSE is open.

Frequent Trading Policies & Risks

The Funds presently are available only as investment options for certain variable annuity and variable life insurance contracts (collectively, the “variable contracts”) issued by The Penn Mutual Life Insurance Company and its subsidiary, The Penn Insurance & Annuity Company (collectively, the “Insurance Company”).  The Funds are intended for long-term investment through these variable contracts, and not as short-term trading vehicles.  Accordingly, contract owners that use market timing investment strategies or make frequent transfers should not choose the Funds as investment options under their variable contracts.

The trading activity of individual contract owners generally is not known to the Funds because, on a daily basis, the Insurance Company aggregates the orders of its contract owners and submits net purchase or redemption orders to each Fund.  As a result, the Funds’ ability to monitor the purchase, redemption, and exchange transactions of contract owners is severely limited.  Consequently, the Funds must rely on the Insurance Company, as the issuer and administrator of the variable contracts, to monitor contract owner transaction activity involving the Funds.  Because the Funds are available only through variable contracts issued by the Insurance Company, and because the Funds rely on the Insurance Company to apply limitations on trading activity, the Company’s Board of Directors has not adopted separate policies and procedures for the Funds with respect to frequent trading.  However, because the Insurance Company serves as an administrator to the Funds, the Board has reviewed and approved the Insurance Company’s policies and procedures regarding frequent trading by contract owners.

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As required by its policies and procedures, the Insurance Company discourages frequent trading by monitoring contract owner trading activity and imposing transaction or order submission limitations on the variable contracts.  The Company has entered into an agreement with the Insurance Company that requires the Insurance Company to provide the Company with certain contract owner transaction information to enable the Company to review the contract owner transaction activity involving the Funds.  If excessive trading is identified, the Company will work with the Insurance Company to restrict trading by the contract owner and may require the Insurance Company to prohibit the contract owner from future purchases or exchanges into a Fund.

However, despite their efforts, there is no guarantee that the Company or Insurance Company will be able to identify individual contract owners who may be engaging in frequent trading in the Funds.  As a result, the Company cannot assure that the Insurance Company and the Company will be able to prevent all instances of frequent trading of Fund shares.  The Funds do, however, reserve the right to reject any purchase order at any time in their sole discretion.

If frequent trading does occur, it could adversely affect the Funds and their long-term shareholders.  Frequent trading can reduce the long-term returns of a Fund by: increasing costs paid by the Fund (such as brokerage commissions); disrupting the Fund’s portfolio management strategies; and requiring the Fund to maintain higher cash balances to meet redemption requests.  Frequent trading also can have the effect of diluting the value of the shares of long-term shareholders in cases in which fluctuations in markets are not fully priced into the Fund’s net asset value.

With respect to a Fund that invests in foreign securities that trade primarily on markets that close prior to the time the Fund determines its NAV, frequent trading may have a greater potential to dilute the value of the Fund’s shares as compared to a fund investing in U.S. securities.  In instances where a significant event that affects the value of one or more foreign securities held by the Fund takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV, certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (sometimes referred to as “price” or “time zone” arbitrage).  This type of arbitrage may dilute the value of the Fund’s shares if the prices of the Fund’s foreign securities do not reflect their fair value.  The Company has procedures designed to determine the fair value of foreign securities for purposes of calculating its NAV when such an event has occurred.  However, because fair value pricing involves judgments which are inherently subjective, the use of fair value pricing may not always eliminate the risk of price arbitrage.  Like all mutual funds that invest in foreign securities, the International Equity, Large Growth Stock, Flexibly Managed, Large Cap Value, Small Cap Value, Large Core Growth, Large Core Value, SMID Cap Value, Developed International Index and Emerging Markets Equity Funds may be susceptible to the risks described above because they may invest a portion of their assets in such securities.

In addition, a Fund that invests in small/mid cap securities or high yield debt securities (“junk bonds”), which often trade in lower volumes and may be less liquid, may be more susceptible to the risks posed by frequent trading because frequent transactions in the Fund’s shares may have a greater impact on the market prices of these types of securities.  Like all mutual funds that invest in small/mid cap securities, the Small Cap Growth, Small Cap Value, SMID Cap Value, SMID Cap Growth, Small Cap Index, Mid Cap Growth, Mid Cap Value, Mid Core Value and REIT Funds may be susceptible to the risks described above because they invest in such securities.  The Limited Maturity Bond, Quality Bond, High Yield Bond and Large Core Value Funds invest in junk bonds and, therefore, they, like other mutual funds investing in such securities, also may be susceptible to the risks described above.

Please see the prospectuses of the relevant variable contracts for more information about the Insurance Company’s frequent trading policies and procedures.

How the Funds Calculate NAV

In calculating NAV, the Funds (except for the Money Market Fund) generally value their portfolio securities at their market prices.  If market prices are not readily available or they are determined to be unreliable, the Funds may determine fair value prices using methods approved by the Board of Directors.  The Funds’ determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject

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to the unavoidable risk that the value that a Fund assigns to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.

Although the Funds primarily value stocks of U.S. companies traded on U.S. exchanges at their market prices, there may be limited circumstances in which a Fund would price securities at fair value – for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV.  In valuing underlying fund investments, the Funds use the NAVs reported by the underlying funds.

With respect to any non-U.S. securities held by a Fund, the Fund may take factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security.  International securities markets may be open on days when the U.S. markets are closed.  In such cases, the value of any international securities owned by the Fund may be significantly affected on days when investors cannot buy or sell shares.  In addition, due to the difference in times between the close of the international markets and the time the Fund prices its shares, the value the Fund assigns to securities generally will not be the same as the quoted or published prices of those securities on their primary markets or exchanges.  In determining fair value prices, the Fund may consider the performance of securities on their primary exchanges, foreign currency appreciation/depreciation, securities market movements in the U.S., or other relevant information as related to the securities.

When valuing fixed income securities with remaining maturities of more than 60 days, the Funds use the value of the security provided by pricing services.  The values provided by a pricing service may be based upon market quotations for the same security, securities expected to trade in a similar manner or a pricing matrix.  When valuing fixed income securities with remaining maturities of 60 days or less, the Funds use the security’s amortized cost.  Amortized cost and the use of a pricing matrix in valuing fixed income securities are forms of fair value pricing.

The Money Market Fund values its assets by the amortized cost method, which approximates market value.

Fund portfolio securities that are listed on foreign exchanges may trade on weekends or other days when the Funds do not calculate NAV.  As a result, the value of these Funds’ investments may change on days when you cannot purchase or sell Fund shares.

Portfolio Holdings Information

The Company makes available quarterly on Penn Mutual’s website – www.pennmutal.com – a Quarterly Investment Update (“Quarterly Update”), which includes certain portfolio holdings information for each Fund.  The Quarterly Update can be found by clicking on the “Investment Tracker” link on Penn Mutual’s website and then the “Investment Options” link.  The Quarterly Update includes each Fund’s top ten holdings and, as applicable, information regarding a Fund’s asset and sector allocation, property types, and/or bond quality. The Quarterly Update is made available five weeks after the end of each quarter and is publicly available to all persons. The Quarterly Update generally remains accessible at least until the Company files its Form N-CSR or Form N-Q with the Securities and Exchange Commission for the period that includes the date as of which the website information is current (expected to be at least three months).  A description of the Funds’ policy and procedures with respect to the circumstances under which the Funds disclose their portfolio securities is available in the Statement of Additional Information.

Dividends and Distributions

The Funds distribute their net investment income annually as dividends and make distributions of net realized capital gains, if any, at least annually except for distributions from the Money Market Fund which will be made monthly.

Taxes

Below is a summary of some important tax issues that affect the Funds and their shareholders.  This summary is based on current tax laws, which may change.  The Funds expect all net investment income and net realized capital

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gains of the Funds to be distributed at least annually and that the Funds will not pay federal income taxes. The Funds do not expect to be subject to federal excise taxes with respect to undistributed income.

Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts.  Net investment income and net realized capital gains that the Funds distribute are not currently taxable to owners of variable annuity or variable life insurance contracts when left to accumulate in the contracts or under a qualified pension or retirement plan.

For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Funds and federal income taxation of owners of variable annuity or variable life insurance contracts, refer to the variable annuity or variable life insurance contract prospectus.

Because each investor’s tax circumstances are unique and the tax laws may change, you should consult your tax advisor about the federal, state, local and foreign income tax consequences applicable to your investment. More information about taxes is in the Statement of Additional Information.

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PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Funds’ financial performance for the past five years, or, if shorter, the period of a Fund’s operations.  Some of this information reflects financial information for a single Fund share.  The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions.  The information provided has been audited by KPMG LLP (“KPMG”), independent registered public accounting firm.  The KPMG report, along with each Fund’s financial statements and related notes thereto, for each such period appear in the Funds’ Statement of Additional Information.  You can obtain the Statement of Additional Information at no charge by calling 1-800-523-0650.  The total return information shown does not reflect expenses that apply to the separate account or the related insurance contracts. Inclusion of these charges would reduce the total return figures for all periods shown.

MONEY MARKET FUND

For a share outstanding throughout the period

	Year Ended December 31,
	2008(1)	2007	2006	2005	2004
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from investment operations:
Net investment income (loss)	0.03	0.05	0.05	0.03	0.01
Net realized and unrealized gain (loss) on investment transactions	—	—	—	—	—
Total from investment operations	0.03	0.05	0.05	0.03	0.01

Less distributions:
Net investment income	(0.03)	(0.05)	(0.05)	(0.03)	(0.01)
Total distributions	(0.03)	(0.05)	(0.05)	(0.03)	(0.01)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return(2),(3)	2.68%	4.98%	4.66%	2.81%	0.96%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$213,973	$96,017	$76,350	$72,885	$81,743
Ratio of total expenses to average net assets	0.46%	0.49%	0.50%	0.50%	0.53%
Ratio of net investment income (loss) to average net assets	2.57%	4.88%	4.57%	2.74%	0.92%

(1)  The average shares outstanding method has been applied for per share information.

(2)  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.  Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

(3)  The Fund’s total return calculation includes a payment by an affiliate. Excluding the effect of this payment from the Fund’s ending net asset value per share, total return for the year ended December 31, 2008 would have been 2.39%.

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LIMITED MATURITY BOND FUND

For a share outstanding throughout the period

	Year Ended December 31,
	2008(1)	2007	2006	2005	2004
Net asset value, beginning of period	$10.41	$10.28	$10.25	$10.45	$10.57

Income from investment operations:
Net investment income (loss)	0.34	0.41	0.45	0.37	0.37
Net realized and unrealized gain (loss) on investment transactions	0.18	0.13	0.01	(0.15)	(0.12)
Total from investment operations	0.52	0.54	0.46	0.22	0.25

Less distributions:
Net investment income	(0.36)	(0.41)	(0.43)	(0.42)	(0.37)
Total Distributions	(0.36)	(0.41)	(0.43)	(0.42)	(0.37)
Net asset value, end of period	$10.57	$10.41	$10.28	$10.25	$10.45
Total return(2)	5.03%	5.22%	4.49%	2.14%	2.32%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$75,660	$57,523	$42,867	$60,979	$46,219
Ratio of total expenses to average net assets	0.60%	0.60%	0.62%	0.61%	0.62%
Ratio of net investment income (loss) to average net assets	3.24%	4.55%	3.91%	3.42%	3.52%
Portfolio turnover rate	106%	39%	78%	300%	35%

(1)  The average shares outstanding method has been applied for per share information.

(2)  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.  Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

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QUALITY BOND FUND

For a share outstanding throughout the period

	Year Ended December 31,
	2008(1)	2007	2006	2005	2004
Net asset value, beginning of period	$10.50	$10.31	$10.18	$10.54	$10.51

Income from investment operations:
Net investment income (loss)	0.47	0.47	0.46	0.40	0.45
Net realized and unrealized gain (loss) on investment transactions	0.07	0.18	0.08	(0.14)	0.03
Total from investment operations	0.54	0.65	0.54	0.26	0.48

Less distributions:
Net investment income	(0.50)	(0.46)	(0.41)	(0.45)	(0.45)
Net realized gains	(0.18)	—	—	(0.17)	— (a)
Total distributions	(0.68)	(0.46)	(0.41)	(0.62)	(0.45)
Net asset value, end of period	$10.36	$10.50	$10.31	$10.18	$10.54
Total return(2)	5.10%	6.33%	5.25%	2.50%	4.59%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$221,730	$183,611	$160,670	$161,265	$172,734
Ratio of total expenses to average net assets	0.60%	0.59%	0.61%	0.62%	0.62%
Ratio of net investment income (loss) to average net assets	4.44%	4.71%	4.43%	3.72%	4.07%
Portfolio turnover rate	273%	55%	139%	614%	230%

(1)  The average shares outstanding method has been applied for per share information.

(2)  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.  Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

(a)  Distributions were less than one penny per share.

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HIGH YIELD BOND FUND

For a share outstanding throughout the period

	Year Ended December 31,
	2008(1)	2007	2006	2005	2004
Net asset value, beginning of period	$7.58	$7.88	$7.59	$7.91	$7.70

Loss from investment operations:
Net investment income (loss)	0.58	0.58	0.55	0.57	0.61
Net realized and unrealized gain (loss) on investment transactions	(2.40)	(0.30)	0.20	(0.33)	0.21
Total from investment operations	(1.82)	0.28	0.75	0.24	0.82

Less distributions:
Net investment income	(0.71)	(0.58)	(0.46)	(0.56)	(0.61)
Total distributions	(0.71)	(0.58)	(0.46)	(0.56)	(0.61)
Net asset value, end of period	$5.05	$7.58	$7.88	$7.59	$7.91
Total return (2)	(23.98)%	3.57%	9.97%	3.11%	10.71%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$57,995	$86,451	$88,203	$85,520	$85,957
Ratio of total expenses to average net assets	0.86%	0.84%	0.85%	0.86%	0.86%
Ratio of net investment income (loss) to average net assets	8.29%	6.97%	6.91%	7.01%	7.35%
Portfolio turnover rate	53%	67%	65%	64%	68%

(1)  The average shares outstanding method has been applied for per share information.

(2)  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.  Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

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FLEXIBLY MANAGED FUND

For a share outstanding throughout the period

	Year Ended December 31,
	2008(1)	2007	2006	2005	2004
Net asset value, beginning of period	$23.72	$25.12	$25.59	$25.96	$23.64
Loss from investment operations:
Net investment income (loss)	0.46	0.59	0.54	0.40	0.47
Net realized and unrealized gain (loss) on investment transactions	(6.99)	0.52	3.33	1.65	3.83
Total from investment operations	(6.53)	1.11	3.87	2.05	4.30

Less distributions:
Net investment income	(0.59)	(0.58)	(0.44)	(0.40)	(0.47)
Net realized gains	(0.27)	(1.93)	(3.90)	(2.02)	(1.51)
Total distributions	(0.86)	(2.51)	(4.34)	(2.42)	(1.98)
Net asset value, end of period	$16.33	$23.72	$25.12	$25.59	$25.96
Total return(2)	(27.83)%	4.47%	15.37%	7.84%	18.58%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$948,507	$1,440,753	$1,330,977	$1,080,197	$929,480
Ratio of net expenses to average net assets	0.85%	0.83%	0.83%	0.84%	0.85%
Ratio of total expenses to average net assets	0.85%	0.83%	0.84%	0.84%	0.85%
Ratio of net investment income (loss) to average net assets	2.15%	2.34%	2.16%	1.56%	2.02%
Portfolio turnover rate	103%	61%	57%	30%	22%

(1)  The average shares outstanding method has been applied for per share information.

(2)  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

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BALANCED FUND

For a share outstanding throughout the period

For the period August 25, 2008 through December 31, 2008(1)
Net asset value, beginning of period	$10.00
Loss from investment operations:
Net investment income (loss)	0.28
Capital gain distributions from affiliated funds	0.05
Net realized and unrealized gain (loss) on investment transactions	(1.81)
Total from investment operations	(1.48)

Less distributions:
Net investment income	(0.33)
Total distributions	(0.33)
Net asset value, end of period	$8.19
Total return(2)	(14.74)%#
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$56,422
Ratio of net expenses to average net assets(3)	0.22%*
Ratio of total expenses to average net assets(3)	0.26%*
Ratio of net investment income (loss) to average net assets	9.09%
Portfolio turnover rate	23%#

*	Annualized
#	Non-annualized
(1)	The average shares outstanding method has been applied for per share information.
(2)

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

(3)	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

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LARGE GROWTH STOCK FUND

For a share outstanding throughout the period

	Year Ended December 31,
	2008(1)	2007	2006	2005	2004
Net asset value, beginning of period	$15.96	$14.68	$13.02	$12.28	$11.02
Loss from investment operations:
Net investment income (loss)	0.03	0.06	0.05	0.02	0.05
Net realized and unrealized gain (loss) on investment transactions	(6.71)	1.28	1.64	0.73	1.26
Total from investment operations	(6.68)	1.34	1.69	0.75	1.31

Less distributions:
Net investment income	(0.03)	(0.06)	(0.03)	(0.01)	—
Net realized gains	—	—	—	—	(0.05)
Total distributions	(0.03)	(0.06)	(0.03)	(0.01)	(0.05)
Net asset value, end of period	$9.25	$15.96	$14.68	$13.02	$12.28
Total return(2)	(41.87)%	9.16%	13.01%	6.14%	11.90%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$89,852	$152,939	$132,371	$107,195	$95,242
Ratio of net expenses to average net assets	0.98%	0.94%	0.96%	0.98%	0.97%
Ratio of total expenses to average net assets	0.98%	0.94%	0.97%	0.98%	0.97%
Ratio of net investment income (loss) to average net assets	0.24%	0.37%	0.40%	0.15%	0.47%
Portfolio turnover rate	54%	55%	43%	44%	185%

(1)	The average shares outstanding method has been applied for per share information.
(2)

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

126

LARGE CAP GROWTH FUND

For a share outstanding throughout the period

	Year Ended December 31,
	2008(1)	2007	2006	2005	2004
Net asset value, beginning of period	$10.98	$11.05	$10.79	$10.76	$10.53
Loss from investment operations:
Net investment income (loss)	0.02	0.06	0.04	0.02	0.06
Net realized and unrealized gain (loss) on investment transactions	(4.79)	0.45	0.36	0.11	0.85
Total from investment operations	(4.77)	0.51	0.40	0.13	0.91

Less distributions:
Net investment income	(0.03)	(0.06)	(0.03)	(0.02)	(0.06)
Net realized gains	(0.16)	(0.52)	(0.11)	(0.08)	(0.62)
Total distributions	(0.19)	(0.58)	(0.14)	(0.10)	(0.68)
Net asset value, end of period	$6.02	$10.98	$11.05	$10.79	$10.76
Total return(2)	(43.82)%	4.71%	3.70%	1.20%	8.66%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$17,537	$29,551	$29,982	$27,247	$24,072
Ratio of net expenses to average net assets	0.96%	0.83%	0.86%	0.89%	0.96%
Ratio of total expenses to average net assets	0.96%	0.87%	0.88%	0.89%	0.96%
Ratio of net investment income (loss) to average net assets	0.19%	0.53%	0.35%	0.19%	0.59%
Portfolio turnover rate	287%	55%	38%	21%	114%

(1)	The average shares outstanding method has been applied for per share information.
(2)

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

127

LARGE CORE GROWTH FUND

For a share outstanding throughout the period

	For the period August 25, 2008 through December 31, 2008(1)

Net asset value, beginning of period	$10.00
Loss from investment operations:
Net investment income (loss)	0.02
Net realized and unrealized gain (loss) on investment transactions	(3.87)
Total from investment operations	(3.85)
Less distributions:
Net investment income	(0.01)
Total distributions	(0.01)
Net asset value, end of period	$6.14
Total return(2)	(38.45	)%#
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$100,096
Ratio of net expenses to average net assets	0.64	%*
Ratio of total expenses to average net assets	0.90	%*
Ratio of net investment income (loss) to average net assets	0.69	%*
Portfolio turnover rate	55	%#

*	Annualized
#	Non-annualized
(1)	The average shares outstanding method has been applied for per share information.
(2)

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

128

LARGE CAP VALUE FUND

For a share outstanding throughout the period

	Year Ended December 31,
	2008(1)	2007	2006	2005	2004
Net asset value, beginning of period	$17.65	$19.60	$17.56	$18.45	$17.59
Loss from investment operations:
Net investment income (loss)	0.20	0.26	0.27	0.23	0.26
Net realized and unrealized gain (loss) on investment transactions	(8.05)	0.45	2.93	0.33	1.98
Total from investment operations	(7.85)	0.71	3.20	0.56	2.24

Less distributions:
Net investment income	(0.25)	(0.29)	(0.21)	(0.21)	(0.26)
Net realized gains	(0.12)	(2.37)	(0.95)	(1.24)	(1.12)
Total distributions	(0.37)	(2.66)	(1.16)	(1.45)	(1.38)
Net asset value, end of period	$9.43	$17.65	$19.60	$17.56	$18.45
Total return(2)	(44.62)%	3.73%	18.27%	3.00%	12.85%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$106,616	$219,951	$234,269	$215,319	$224,481
Ratio of net expenses to average net assets	0.90%	0.86%	0.87%	0.88%	0.89%
Ratio of total expenses to average net assets	0.90%	0.87%	0.88%	0.88%	0.89%
Ratio of net investment income (loss) to average net assets	1.42%	1.25%	1.37%	1.15%	1.38%
Portfolio turnover rate	228%	92%	45%	45%	105%

(1)	The average shares outstanding method has been applied for per share information.
(2)

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

129

LARGE CORE VALUE FUND

For a share outstanding throughout the period

	For the period August 25, 2008 through December 31, 2008(1)

Net asset value, beginning of period	$10.00
Loss from investment operations:
Net investment income (loss)	0.07
Net realized and unrealized gain (loss) on investment transactions	(2.78)
Total from investment operations	(2.71)
Less distributions:
Net investment income	(0.07)
Total distributions	(0.07)
Net asset value, end of period	$7.22
Total return(2)	(27.05	)%#
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$114,167
Ratio of net expenses to average net assets	0.54	%*
Ratio of total expenses to average net assets	0.79	%*
Ratio of net investment income (loss) to average net assets	2.40	%*
Portfolio turnover rate	31	%#

*	Annualized
#	Non-annualized
(1)	The average shares outstanding method has been applied for per share information.
(2)

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

130

INDEX 500 FUND

For a share outstanding throughout the period

	Year Ended December 31,
	2008(1)	2007	2006	2005	2004
Net asset value, beginning of period	$10.11	$9.78	$8.58	$8.34	$7.67
Loss from investment operations:
Net investment income (loss)	0.17	0.17	0.15	0.14	0.13
Net realized and unrealized gain (loss) on investment transactions	(3.82)	0.33	1.17	0.24	0.67
Total from investment operations	(3.65)	0.50	1.32	0.38	0.80

Less distributions:
Net investment income	(0.18)	(0.17)	(0.12)	(0.14)	(0.13)
Total distributions	(0.18)	(0.17)	(0.12)	(0.14)	(0.13)
Net asset value, end of period	$6.28	$10.11	$9.78	$8.58	$8.34
Total return(2)	(36.08)%	5.09%	15.37%	4.48%	10.47%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$195,078	$254,462	$250,174	$234,122	$257,637
Ratio of net expenses to average net assets	0.35%	0.35%	0.35%	0.35%	0.29%
Ratio of total expenses to average net assets	0.37%	0.35%	0.37%	0.37%	0.37%
Ratio of net investment income (loss) to average net assets	2.02%	1.64%	1.61%	1.52%	1.70%
Portfolio turnover rate	6%	4%	6%	5%	1%

(1)	The average shares outstanding method has been applied for per share information.
(2)

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

131

MID CAP GROWTH FUND

For a share outstanding throughout the period

	Year Ended December 31,
	2008(1)	2007	2006	2005	2004
Net asset value, beginning of period:	$10.60	$8.47	$7.93	$7.05	$6.33
Loss from investment operations:
Net investment income (loss)	(0.02)	(0.04)	(0.01)	(0.03)	(0.04)
Net realized and unrealized gain (loss) on investment transactions	(5.16)	2.17	0.55	0.91	0.76
Total from investment operations	(5.18)	2.13	0.54	0.88	0.72
Net asset value, end of period	$5.42	$10.60	$8.47	$7.93	$7.05
Total return(2)	(48.87)%	25.15%	6.81%	12.48%	11.37%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$57,747	$112,637	$85,414	$81,174	$70,793
Ratio of net expenses to average net assets	1.00%	0.97%	0.96%	1.00%	1.00%
Ratio of total expenses to average net assets	1.02%	1.00%	1.02%	1.02%	1.03%
Ratio of net investment income (loss) to average net assets	(0.20)%	(0.46)%	(0.09)%	(0.43)%	(0.56)%
Portfolio turnover rate	162%	137%	153%	156%	169%

(1)	The average shares outstanding method has been applied for per share information.
(2)

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

132

MID CAP VALUE FUND

For a share outstanding throughout the period

	Year Ended December 31,
	2008(1)	2007	2006	2005	2004
Net asset value, beginning of period:	$13.12	$13.59	$12.97	$13.77	$13.05
Loss from investment operations:
Net investment income (loss)	0.10	0.11	0.11	0.09	0.05
Net realized and unrealized gain (loss) on investment transactions	(6.31)	0.38	1.36	1.63	2.88
Total from investment operations	(6.21)	0.49	1.47	1.72	2.93

Less distributions:
Net investment income	(0.10)	(0.13)	(0.09)	(0.09)	(0.05)
Net realized gains	—	(0.80)	(0.76)	(2.43)	(2.16)
Return of capital	—	(0.03)	—	—	—
Total distributions	(0.10)	(0.96)	(0.85)	(2.52)	(2.21)
Net asset value, end of period	$6.81	$13.12	$13.59	$12.97	$13.77
Total return(2)	(47.26)%	3.77%	11.41%	12.33%	23.17%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$60,507	$125,718	$125,362	$112,301	$98,448
Ratio of net expenses to average net assets	0.86%	0.79%	0.81%	0.85%	0.86%
Ratio of total expenses to average net assets	0.86%	0.83%	0.84%	0.85%	0.86%
Ratio of net investment income (loss) to average net assets	0.89%	0.73%	0.82%	0.67%	0.40%
Portfolio turnover rate	58%	73%	62%	100%	68%

(1)	The average shares outstanding method has been applied for per share information.
(2)

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

133

MID CORE VALUE FUND

For a share outstanding throughout the period

	Year Ended December 31,
	2008(1)	2007	2006	2005	2004
Net asset value, beginning of period	$11.78	$13.23	$13.15	$12.91	$10.57
Loss from investment operations:
Net investment income (loss)	0.14	0.07	0.08	0.07	0.05
Net realized and unrealized gain (loss) on investment transactions	(4.66)	0.03	1.48	1.00	2.51
Total from investment operations	(4.52)	0.10	1.56	1.07	2.56

Less distributions:
Net investment income	(0.16)	(0.07)	(0.06)	(0.06)	(0.05)
Net realized gains	(0.30)	(1.48)	(1.42)	(0.77)	(0.17)
Total distributions	(0.46)	(1.55)	(1.48)	(0.83)	(0.22)
Net asset value, end of period	$6.80	$11.78	$13.23	$13.15	$12.91
Total return(2)	(38.89)%	0.85%	12.23%	8.20%	24.25%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$29,895	$48,465	$43,616	$45,096	$30,485
Ratio of net expenses to average net assets	1.08%	1.04%	1.06%	1.07%	1.14%
Ratio of total expenses to average net assets	1.08%	1.05%	1.07%	1.07%	1.14%
Ratio of net investment income (loss) to average net assets	1.49%	0.57%	0.56%	0.58%	0.47%
Portfolio turnover rate	39%	40%	28%	25%	18%

(1)	The average shares outstanding method has been applied for per share information.
(2)

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

134

SMID CAP GROWTH FUND

For a share outstanding throughout the period

	For the period August 25, 2008 through December 31, 2008(1)
Net asset value, beginning of period	$10.00
Loss from investment operations:
Net investment income (loss)	(0.01)
Net realized and unrealized gain (loss) on investment transactions	(3.48)
Total from investment operations	(3.49)
Net asset value, end of period	$6.51
Total return(2)	(35.00	)%#
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$4,250
Ratio of net expenses to average net assets	1.05	%*
Ratio of total expenses to average net assets	1.69	%*
Ratio of net investment income (loss) to average net assets	(0.36	)%*
Portfolio turnover rate	21	%#

*	Annualized
#	Non-annualized
(1)	The average shares outstanding method has been applied for per share information.
(2)

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

135

SMID CAP VALUE FUND

For a share outstanding throughout the period

	For the period August 25, 2008 through December 31, 2008(1)
Net asset value, beginning of period	$10.00
Loss from investment operations:
Net investment income (loss)	0.04
Net realized and unrealized gain (loss) on investment transactions	(3.21)
Total from investment operations	(3.17)

Less distributions:
Net investment income	(0.03)
Total distributions	(0.03)
Net asset value, end of period	$6.80
Total return(2)	(31.64	)%#
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$4,752
Ratio of net expenses to average net assets	1.14	%*
Ratio of total expenses to average net assets	1.83	%*
Ratio of net investment income (loss) to average net assets	1.37	%*
Portfolio turnover rate	14	%#

*	Annualized
#	Non-annualized
(1)	The average shares outstanding method has been applied for per share information.
(2)

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

136

SMALL CAP GROWTH FUND

For a share outstanding throughout the period

	Year Ended December 31,
	2008(1)	2007	2006	2005	2004
Net asset value, beginning of period	$21.64	$20.09	$20.34	$19.14	$17.48

Income (loss) from investment operations:
Net investment income (loss)	(0.09)	(0.11)	(0.06)	(0.13)	(0.16)
Net realized and unrealized gain (loss) on investment transactions	(10.74)	1.66	(0.19)	1.33	1.82
Total from investment operations	(10.83)	1.55	(0.25)	1.20	1.66
Net asset value, end of period	$10.81	$21.64	$20.09	$20.34	$19.14
Total return (2)	(50.05)%	7.72%	(1.23)%	6.27%	9.50%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$48,008	$99,593	$106,380	$111,029	$113,579
Ratio of total expenses to average net assets	1.07%	1.02%	1.02%	1.02%	1.06%
Ratio of net investment income (loss) to average net assets	(0.59)%	(0.50)%	(0.27)%	(0.67)%	(0.87)%
Portfolio turnover rate	190%	107%	126%	137%	195%

(1)	The average shares outstanding method has been applied for per share information.

(2)

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

137

SMALL CAP VALUE FUND

For a share outstanding throughout the period

	Year Ended December 31,
	2008(1)	2007	2006	2005	2004
Net asset value, beginning of period	$14.07	$17.70	$16.37	$16.95	$18.20

Loss from investment operations:
Net investment income (loss)	0.09	0.12	0.05	0.07	0.01
Net realized and unrealized gain (loss) on investment transactions	(3.88)	(1.03)	2.77	0.56	2.55
Total from investment operations	(3.79)	(0.91)	2.82	0.63	2.56

Less distributions:
Net investment income	(0.11)	(0.12)	(0.05)	(0.07)	(0.01)
Net realized gains	(0.18)	(2.60)	(1.44)	(1.14)	(3.80)
Total distributions	(0.29)	(2.72)	(1.49)	(1.21)	(3.81)
Net asset value, end of period	$9.99	$14.07	$17.70	$16.37	$16.95
Total return(2)	(27.15)%	(5.30)%	17.43%	3.67%	14.88%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$109,336	$170,004	$182,142	$156,605	$165,714
Ratio of net expenses to average net assets	1.15%	1.14%	1.14%	1.14%	1.15%
Ratio of total expenses to average net assets	1.15%	1.14%	1.14%	1.14%	1.17%
Ratio of net investment income (loss) to average net assets	0.66%	0.64%	0.28%	0.40%	0.08%
Portfolio turnover rate	66%	67%	59%	46%	142%

(1)	The average shares outstanding method has been applied for per share information.

(2)

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.  Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

138

SMALL CAP INDEX FUND

For a share outstanding throughout the period

	For the period August 25, 2008 through December 31, 2008(1)
Net asset value, beginning of period	$10.00
Loss from investment operations:
Net investment income (loss)	0.04
Net realized and unrealized gain (loss) on investment transactions	(3.04)
Total from investment operations	(3.00)

Less distributions:
Net investment income	(0.04)
Total distributions	(0.04)
Net asset value, end of period	$6.96
Total return(2)	(29.96	)%#

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$8,208
Ratio of net expenses to average net assets	0.55	%*
Ratio of total expenses to average net assets	2.09	%*
Ratio of net investment income (loss) to average net assets	1.59	%*
Portfolio turnover rate	3	%#

*	Annualized
#	Non-annualized
(1)	The average shares outstanding method has been applied for per share information.
(2)

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.   Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

139

DEVELOPED INTERNATIONAL INDEX FUND

For a share outstanding throughout the period

	For the period August 25, 2008 through December 31, 2008(1)
Net asset value, beginning of period	$10.00
Loss from investment operations:
Net investment income (loss)	0.05
Net realized and unrealized gain (loss) on investment transactions	(2.90)
Total from investment operations	(2.85)

Less distributions:
Net investment income	(0.03)
Total distributions	(0.03)
Net asset value, end of period	$7.12
Total return(2)	(28.50	)%#

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$12,201
Ratio of net expenses to average net assets	0.59	%*
Ratio of total expenses to average net assets	4.65	%*
Ratio of net investment income (loss) to average net assets	2.06	%*
Portfolio turnover rate	—	%(a)

*	Annualized
#	Non-annualized
(1)	The average shares outstanding method has been applied for per share information.
(2)

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.  Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

(a)	Amounts designated as “—” are 0 or have been rounded to 0.

140

INTERNATIONAL EQUITY FUND

For a share outstanding throughout the period

	Year Ended December 31,
	2008(1)	2007	2006	2005	2004
Net asset value, beginning of period	$24.09	$24.27	$20.91	$17.98	$13.91

Loss from investment operations:
Net investment income (loss)	0.25	0.31	0.28	0.15	0.24
Net realized and unrealized gain (loss) on investment transactions	(10.01)	4.33	5.98	2.86	3.92
Total from investment operations	(9.76)	4.64	6.26	3.01	4.16

Less distributions:
Net investment income	(0.43)	(0.15)	(0.38)	(0.08)	(0.09)
Net realized gains	(0.78)	(4.67)	(2.52)	—	—
Total distributions	(1.21)	(4.82)	(2.90)	(0.08)	(0.09)
Net asset value, end of period	$13.12	$24.09	$24.27	$20.91	$17.98
Total return(2)	(41.28)%	20.05%	30.34%	16.77%	30.01%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$213,117	$381,328	$294,499	$200,947	$165,509
Ratio of net expenses to average net assets	1.27%	1.16%	1.19%	1.21%	1.22%
Ratio of total expenses to average net assets	1.27%	1.18%	1.20%	1.21%	1.22%
Ratio of net investment income (loss) to average net assets	1.33%	1.14%	1.10%	1.47%	1.61%
Portfolio turnover rate	108%	95%	52%	40%	40%

(1)	The average shares outstanding method has been applied for per share information.

(2)

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.  Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

141

EMERGING MARKETS EQUITY FUND

For a share outstanding throughout the period

	For the period August 25, 2008 through December 31, 2008(1)
Net asset value, beginning of period	$10.00
Loss from investment operations:
Net investment income (loss)	—
Net realized and unrealized gain (loss) on investment transactions	(3.99)
Total from investment operations	(3.99)

Less distributions:
Net investment income	(0.02)
Total distributions	(0.02)
Net asset value, end of period	$5.99
Total return(2)	(39.86	)%#

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$52,204
Ratio of net expenses to average net assets	1.58	%*
Ratio of total expenses to average net assets	1.83	%*
Ratio of net investment income (loss) to average net assets	0.04	%*
Portfolio turnover rate	37	%#

*	Annualized
#	Non-annualized
(1)	The average shares outstanding method has been applied for per share information.
(2)

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

142

REIT FUND

For a share outstanding throughout the period

	Year Ended December 31,
	2008(1)	2007	2006	2005	2004
Net asset value, beginning of period	$12.00	$18.10	$14.92	$14.33	$11.53

Income (loss) from investment operations:
Net investment income (loss)	0.25	0.30	0.24	0.20	0.37
Net realized and unrealized gain (loss) on investment transactions	(5.02)	(3.49)	4.57	1.66	3.69
Total from investment operations	(4.77)	(3.19)	4.81	1.86	4.06

Less distributions:
Net investment income	(0.41)	(0.33)	(0.19)	(0.30)	(0.41)
Net realized gains	—	(2.42)	(1.44)	(0.97)	(0.85)
Return of capital	—	(0.16)	—	—	—
Total distributions	(0.41)	(2.91)	(1.63)	(1.27)	(1.26)
Net asset value, end of period	$6.82	$12.00	$18.10	$14.92	$14.33
Total return(2)	(39.38)%	(17.87)%	32.41%	12.97%	35.53%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$33,240	$53,684	$71,790	$43,122	$31,247
Ratio of net expenses to average net assets	1.02%	0.99%	1.00%	1.02%	1.10%
Ratio of total expenses to average net assets	1.02%	0.99%	1.00%	1.02%	1.10%
Ratio of net investment income (loss) to average net assets	2.30%	1.37%	1.56%	1.41%	3.06%
Portfolio turnover rate	86%	85%	53%	54%	80%

(1)	The average shares outstanding method has been applied for per share information.

(2)

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

143

AGGRESSIVE ALLOCATION FUND

For a share outstanding throughout the period

	For the period August 25, 2008 through December 31, 2008(1)
Net asset value, beginning of period	$10.00
Loss from investment operations:
Net investment income (loss)	0.24
Capital gain distributions received from affiliated funds	0.03
Net realized and unrealized gain (loss) on investment transactions	(3.21)
Total from investment operations	(2.94)

Less distributions:
Net investment income	(0.10)
Net realized gains	(0.01)
Total distributions	(0.11)
Net asset value, end of period	$6.95
Total return(2)	(29.39	)%#
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$1,509
Ratio of net expenses to average net assets(3)	0.33	%*
Ratio of total expenses to average net assets(3)	2.97	%*
Ratio of net investment income (loss) to average net assets	9.66	%*
Portfolio turnover rate	21	%#

*	Annualized
#	Non-annualized
(1)	The average shares outstanding method has been applied for per share information.
(2)

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

(3)	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

144

MODERATELY AGGRESSIVE ALLOCATION FUND

For a share outstanding throughout the period

	For the period August 25, 2008 through December 31, 2008(1)
Net asset value, beginning of period	$10.00
Loss from investment operations:
Net investment income (loss)	0.39
Capital gain distributions received from affiliated funds	0.05
Net realized and unrealized gain (loss) on investment transactions	(2.65)
Total from investment operations	(2.21)

Less distributions:
Net investment income	(0.15)
Net realized gains	—	(a)
Total distributions	(0.15)
Net asset value, end of period	$7.64
Total return(2)	(22.06	)%#
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$11,656
Ratio of net expenses to average net assets(3)	0.33	%*
Ratio of total expenses to average net assets(3)	0.70	%*
Ratio of net investment income to average net assets	14.72	%*
Portfolio turnover rate	21	%#

*	Annualized
#	Non-annualized
(1)	The average shares outstanding method has been applied for per share information.
(2)

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

(3)	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.
(a)	Distributions were less than one penny per share.

145

MODERATE ALLOCATION FUND

For a share outstanding throughout the period

	For the period August 25, 2008 through December 31, 2008(1)
Net asset value, beginning of period	$10.00
Loss from investment operations:
Net investment income (loss)	0.40
Capital gain distributions received from affiliated funds	0.06
Net realized and unrealized gain (loss) on investment transactions	(2.34)
Total from investment operations	(1.88)

Less distributions:
Net investment income	(0.19)
Net realized gains	—	(a)
Total distributions	(0.19)
Net asset value, end of period	$7.93
Total return(2)	(18.77	)%#
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$13,244
Ratio of net expenses to average net assets(3)	0.33	%*
Ratio of total expenses to average net assets(3)	0.59	%*
Ratio of net investment income (loss) to average net assets	14.00	%*
Portfolio turnover rate	23	%#

*	Annualized
#	Non-annualized
(1)	The average shares outstanding method has been applied for per share information.
(2)

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

(3)	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.
(a)	Distributions were less than one penny per share.

146

MODERATELY CONSERVATIVE ALLOCATION FUND

For a share outstanding throughout the period

	For the period August 25, 2008 through December 31, 2008(1)
Net asset value, beginning of period	$10.00
Loss from investment operations:
Net investment income (loss)	0.34
Capital gain distributions received from affiliated funds	0.06
Net realized and unrealized gain (loss) on investment transactions	(1.74)
Total from investment operations	(1.34)

Less distributions:
Net investment income	(0.24)
Net realized gains	(0.02)
Total distributions	(0.26)
Net asset value, end of period	$8.40
Total return(2)	(13.48	)%#
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$8,313
Ratio of net expenses to average net assets(3)	0.33	%*
Ratio of total expenses to average net assets(3)	0.61	%*
Ratio of net investment income (loss) to average net assets	11.40	%*
Portfolio turnover rate	38	%#

*	Annualized
#	Non-annualized
(1)	The average shares outstanding method has been applied for per share information.
(2)

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

(3)	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

147

CONSERVATIVE ALLOCATION FUND

For a share outstanding throughout the period

	For the period August 25, 2008 through December 31, 2008(1)
Net asset value, beginning of period	$10.00
Loss from investment operations:
Net investment income (loss)	0.43
Capital gain distributions received from affiliated funds	0.07
Net realized and unrealized gain (loss) on investment transactions	(1.17)
Total from investment operations	(0.67)

Less distributions:
Net investment income	(0.28)
Net realized gains	—	(a)
Total distributions	(0.28)
Net asset value, end of period	$9.05
Total return(2)	(6.64	)%#
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$8,139
Ratio of net expenses to average net assets(3)	0.33	%*
Ratio of total expenses to average net assets(3)	0.63	%*
Ratio of net investment income (loss) to average net assets	13.26	%*
Portfolio turnover rate	27	%#

*	Annualized
#	Non-annualized
(1)	The average shares outstanding method has been applied for per share information.
(2)

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

(3)	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.
(a)	Distributions were less than one penny per share.

148

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149

Statement of Additional Information

In addition to this Prospectus, Penn Series has a Statement of Additional Information (“SAI”), dated May 1, 2009, which contains additional, more detailed information about the Funds.  The SAI is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.

Shareholder Reports

Penn Series publishes annual and semi-annual reports containing additional information about each Fund’s investments.  In Penn Series’ shareholder reports, you will find a discussion of the market conditions and the investment strategies that significantly affected each Fund’s performance during that period.

You may obtain the SAI and shareholder reports without charge by contacting the Fund at 1-800-523-0650 or by visiting Penn Mutual’s website at www.pennmutual.com.

Information about the Fund, including the SAI, and the annual and semi-annual reports, may be obtained from the Securities and Exchange Commission in any of the following ways:  (1) in person: you may review and copy documents in the Commission’s Public Reference Room in Washington, D.C. (for information call 1-202-551-8090); (2) on-line: you may retrieve information from the Commission’s web site at “http://www.sec.gov”; or (3) by mail: you may request documents, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing to Securities Exchange Commission, Public Reference Section, Washington, D.C. 20549-1520.

Proxy Voting Policy and Proxy Voting Records

You may obtain a description of the Company’s Proxy Voting Policies and Procedures and a description of the Proxy Voting Policies and Procedures of the investment adviser and each sub-adviser to the Company, free of charge, by calling 1-800-523-0650, or by visiting the website of The Penn Mutual Life Insurance Company at www.pennmutual.com, clicking on the Investment Options and Performance Tab at the top of the page and, under Related Information, clicking on the Penn Series Proxy Voting tab.

You may obtain the voting record of each Fund for the most recent twelve-month period ended June 30, free of charge, by visiting the website of The Penn Mutual Life Insurance Company at www.pennmutual.com and following the instructions noted above.  The voting record will be made available on the website of The Penn Mutual Life Insurance Company as soon as reasonably practicable after the information is filed by the Company with the SEC on Form N-PX.  The voting record will also be available on the website of the U. S. Securities and Exchange Commission at www.sec.gov.

Penn Series Funds, Inc.’s Investment Company Act registration number is 811-03459.

150

STATEMENT OF ADDITIONAL INFORMATION

PENN SERIES FUNDS, INC.

600 Dresher Road

Horsham, Pennsylvania 19044

Penn Series Funds, Inc. (“Penn Series”) is a no-load mutual fund with twenty-nine separate investment portfolios (the “Funds”).

MONEY MARKET FUND

LIMITED MATURITY BOND FUND

QUALITY BOND FUND

HIGH YIELD BOND FUND

FLEXIBLY MANAGED FUND

BALANCED FUND

LARGE GROWTH STOCK FUND (formerly named Growth Stock Fund)

LARGE CAP GROWTH FUND

LARGE CORE GROWTH FUND

LARGE CAP VALUE FUND

LARGE CORE VALUE FUND

INDEX 500 FUND

MID CAP GROWTH FUND

MID CAP VALUE FUND

MID CORE VALUE FUND (formerly named Strategic Value Fund)

SMID CAP GROWTH FUND

SMID CAP VALUE FUND

SMALL CAP GROWTH FUND

SMALL CAP VALUE FUND

SMALL CAP INDEX FUND

DEVELOPED INTERNATIONAL INDEX FUND

INTERNATIONAL EQUITY FUND

EMERGING MARKETS EQUITY FUND

REIT FUND

AGGRESSIVE ALLOCATION FUND

MODERATELY AGGRESSIVE ALLOCATION FUND

MODERATE ALLOCATION FUND

MODERATELY CONSERVATIVE ALLOCATION FUND

CONSERVATIVE ALLOCATION FUND

This Statement of Additional Information is not a Prospectus.  It should be read in conjunction with the Penn Series Prospectus dated May 1, 2009.  A copy of the Prospectus is available, without charge, by writing to The Penn Mutual Life Insurance Company, Customer Service Group - H3F, Philadelphia, PA, 19172.  Or, you may call, toll free, 1-800-523-0650.

The date of this Statement of Additional Information is May 1, 2009.

Table of Contents

Penn Series	4
Investment Objectives	4
Investment Policies	6
Securities and Investment Techniques	21
Investments in Equity Securities	21
Investments in Debt Securities	23
Investments in Foreign Equity Securities	28
Investments in Smaller Companies	29
Investments in Unseasoned Companies	29
Foreign Currency Transactions	29
Repurchase Agreements, Reverse Repurchase Agreements and Mortgage Dollar Rolls	31
Lending of Portfolio Securities	32
Illiquid Securities	32
Warrants	33
When-Issued Securities	33
The Quality Bond Fund’s Policy Regarding Industry Concentration	33
Options	34
Futures Contracts	34
Investment Companies	35
Real Estate Investment Trusts	35
Loan Participations and Assignments	36
Trade Claims	37
Swap Agreements	38
Investment Restrictions	39
General Information	52
Investment Advisory Services	52
Portfolio Managers	57
Administrative and Corporate Services	77
Accounting Services	79
Limitation on Fund Expenses	79
Portfolio Transactions	80
Portfolio Turnover	83
Directors and Officers	84
Code of Ethics	86
Proxy Voting Policy	86
Net Asset Value of Shares	87
Ownership of Shares	89
Tax Status	90
Voting Rights	92
Custodial Services	92
Independent Registered Public Accounting Firm	92
Legal Matters	92
Portfolio Holdings Information	92

PENN SERIES

Penn Series is an open-end management investment company that offers shares of diversified portfolios (each, a “Fund,” and collectively, the “Funds”) for variable annuity and variable life insurance contracts issued by The Penn Mutual Life Insurance Company (“Penn Mutual”) and its subsidiary, The Penn Insurance and Annuity Company (“PIA”).  Shares of each Fund will be purchased by Penn Mutual and PIA for the purpose of funding variable annuity contracts and variable life insurance policies and by qualified pension plans.  Penn Series was established as a Maryland corporation pursuant to Articles of Incorporation dated April 21, 1982.

INVESTMENT OBJECTIVES

The investment objectives of the Funds are as follows. There can be no assurance that these objectives will be achieved.  Each Fund’s investment objective may be changed by the Penn Series Board of Directors without the approval of shareholders.

Money Market Fund	Preserve shareholder capital, maintain liquidity and achieve the highest possible level of current income consistent therewith
Limited Maturity Bond Fund	Highest available current income consistent with liquidity and low risk to principal; total return is secondary
Quality Bond Fund	Highest income over the long term consistent with the preservation of principal
High Yield Bond Fund	High current income
Flexibly Managed Fund	Maximize total return (capital appreciation and income)
Balanced Fund	Long-term growth and current income
Large Growth Stock Fund	Long-term growth of capital and increase of future income
Large Cap Growth Fund	Long-term capital appreciation
Large Core Growth Fund	Long-term growth of capital (capital appreciation)
Large Cap Value Fund	Long-term growth of capital
Large Core Value Fund	Total return
Index 500 Fund	To seek a total return (capital appreciation and income) which corresponds to that of the S&P 500 Index
Mid Cap Growth Fund	Maximize capital appreciation
Mid Cap Value Fund	Growth of capital
Mid Core Value Fund	Capital appreciation
SMID Cap Growth Fund	Long-term returns
SMID Cap Value Fund	Long-term growth of capital
Small Cap Growth Fund	Capital appreciation
Small Cap Value Fund	Capital appreciation
Small Cap Index Fund	To replicate the returns and characteristics of a small cap index
Developed International Index Fund	To replicate the returns and characteristics of an international index composed of securities from developed countries
International Equity Fund	Capital appreciation

Emerging Markets Equity Fund	Capital appreciation
REIT Fund	High total return consistent with reasonable investment risks
Aggressive Allocation Fund	Long-term capital growth consistent with its asset allocation strategy
Moderately Aggressive Allocation Fund	Long-term capital growth and current income consistent with its asset allocation strategy
Moderate Allocation Fund	Long-term capital growth and current income consistent with its asset allocation strategy
Moderately Conservative Allocation Fund	Long-term capital growth and current income consistent with its asset allocation strategy
Conservative Allocation Fund	Long-term capital growth and current income consistent with its asset allocation strategy

INVESTMENT POLICIES

Information in this Statement of Additional Information supplements the discussion in the Penn Series Prospectus regarding investment policies and restrictions of the Funds.  Unless otherwise specified, the investment policies and restrictions are not fundamental policies and may be changed by the Board of Directors without shareholder approval.  Fundamental policies and restrictions of each Fund may not be changed without the approval of at least a majority of the outstanding shares of that Fund or, if it is less, 67% of the shares represented at a meeting of shareholders at which the holders of 50% or more of the shares are represented.

Money Market Fund

Investment Program.  The Fund invests in a diversified portfolio of money market securities, limited to those described below, which are rated within the two highest credit categories assigned by nationally recognized statistical rating organizations, or, if not rated, are of comparable investment quality as determined by Independence Capital Management, Inc. (“Investment Adviser”) which serves as investment adviser to the Fund.  Such securities include: (i) U.S. Government Obligations; (ii) U.S. Government Agency Securities; (iii) Bank Obligations; (iv) Commercial Paper; (v) Short-Term Corporate Debt Securities; (vi) Canadian Government Securities, limited to 10% of the Fund’s assets; (vii) Savings and Loan Obligations; (viii) Securities of Certain Supranational Organizations; (ix) Repurchase Agreements involving these securities other than Foreign Securities; (x) Foreign Securities—U.S. dollar-denominated money market securities issued by foreign issuers, foreign branches of U.S. banks and U.S. branches of foreign banks; and (xi) Asset Backed Securities. Certain of the securities may have adjustable rates of interest with periodic demand features. The Fund may also invest in securities of investment companies that invest in money market securities meeting the foregoing criteria.

Portfolio Quality.  The Fund will invest in U.S. dollar-denominated money market instruments determined by the Investment Adviser, under guidelines adopted by the Penn Series Board of Directors, to present minimum credit risk.  This determination will take into consideration such factors as liquidity, profitability, ability to generate funds and capital adequacy.  In addition, the Fund will observe investment restrictions contained in Rule 2a-7 promulgated by the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, including the following: (a) the Fund will not invest in a money market instrument if, as a result, more than the greater of 1% of the Fund’s total assets or $1,000,000 would be invested in securities of that issuer which are not rated in the highest rating category of nationally recognized statistical rating organizations (or, if not rated, are not of comparable quality); and (b) the Fund will not invest in a money market instrument if, as a result, more than 5% of the Fund’s total assets would be invested in securities which are not rated in the highest rating category of nationally recognized statistical rating organizations (or, if not rated, are not of comparable quality).

Limited Maturity Bond Fund

The Fund invests in a diversified portfolio of short to intermediate term debt securities.  The Fund will invest primarily in investment grade securities (e.g., AAA, AA, A or BBB by S&P) rated by at least one of the nationally recognized statistical rating organizations (S&P, Moody’s, Fitch Investors Service, Inc., or Dominion Bond Rating Service) or, if not rated, are of equivalent investment quality as determined by the Investment Adviser. The Fund may also invest up to 10% of its net assets in “high yield” securities which are rated BB or B by S&P (or securities with a comparable rating by another nationally recognized statistical rating organization), and are sometimes referred to as “junk bonds.” Under normal circumstances, at least 80% of the Fund’s total assets will be invested in income producing securities. At least 75% of the value of the Fund’s total assets (not including cash) will be invested in one or more of the following categories of investments: (i) Marketable Corporate Debt Securities; (ii) U.S. Government Obligations; (iii) U.S. Government Agency Securities; (iv) Bank Obligations; (v) Savings and Loan Obligations; (vi) Commercial Paper; (vii) Collateralized Mortgage Obligations; (viii) Securities of Certain Supranational Organizations; (ix) Repurchase Agreements involving these securities; (x) Private Placements (restricted securities); (xi) Asset Backed Securities; and (xii) Municipal Obligations. In addition, the Fund may, as part of this minimum 75% of its assets, write covered call options and purchase put options on its portfolio securities, purchase call or put options on securities indices and invest in interest rate futures contracts (and options thereon) for hedging purposes.

In addition to the investments described above, the Fund may invest up to 25% of the value of its total assets (not including cash) in convertible securities, which can be converted into or which carry warrants to purchase common stock or other equity interests, and preferred and common stocks.  The Fund may from time to time purchase these securities on a when-issued basis; the value of such income-producing securities may decline or increase prior to settlement date.

Quality Bond Fund

The Fund invests in a diversified portfolio primarily consisting of long, intermediate, and short-term marketable (i.e., securities for which market quotations are readily available) debt securities.  Except as provided below, the Fund will only purchase debt securities that are considered investment grade securities (e.g., AAA, AA, A, or BBB by S&P) by at least one of the nationally recognized statistical rating organizations (S&P, Moody’s, Fitch Investors Service, Inc., or Dominion Bond Rating Service) or, if not rated, are of equivalent investment quality as determined by the Investment Adviser.  The Fund may also invest up to 10% of its net assets in securities rated BB or B by S&P (or securities with a comparable rating by another nationally recognized statistical rating organization), which are sometimes referred to as “junk bonds.”  Under normal circumstances, at least 80% of the Fund’s total assets will be invested in debt securities. At least 75% of the value of the Fund’s total assets (not including cash) will be invested in one or more of the following categories of investments: (i) Marketable Corporate Debt Securities; (ii) U.S. Government Obligations; (iii) U.S. Government Agency Securities; (iv) Bank Obligations; (v) Savings and Loan Obligations; (vi) Commercial Paper; (vii) Collateralized Mortgage Obligations; (viii) Securities of Certain Supranational Organizations; (ix) Repurchase Agreements involving these securities; (x) Private Placements (restricted securities); (xi) Asset Backed Securities; and (xii) Municipal Obligations.  In addition, the Fund may, as part of this minimum 75% of its assets, write covered call options and purchase put options on its portfolio securities, purchase call or put options on securities indices and invest in interest rate futures contracts (and options thereon) for hedging purposes.  In addition to the above, the Fund may invest up to 25% of the value of its total assets (not including cash) in Convertible Securities, which can be converted into or which carry warrants to purchase common stock or other equity interests, and Preferred and Common Stocks.  The Fund may from time to time purchase these securities on a when-issued basis; the value of such income-producing securities may decline or increase prior to settlement date.

High Yield Bond Fund

The Fund will invest at least 80% of the value of its total assets in a widely diversified portfolio of high-yield corporate bonds, often called “junk bonds,” income-producing convertible securities and preferred stocks.  The Fund seeks to invest its assets in securities rated Ba or lower by Moody’s, or BB or lower by S&P, or, if not rated, of comparable investment quality as determined by the investment sub-adviser.

Because high yield bonds involve greater risks than higher quality bonds, they are referred to as “junk bonds.” The Fund may, from time to time, purchase bonds that are in default, rated Ca by Moody’s or D by S&P, if, in the opinion of the sub-adviser, there is potential for capital appreciation. Such bonds are regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation (see “Ratings of Corporate Debt Securities”). In addition, the Fund may invest its portfolio in medium quality investment grade securities (rated Baa by Moody’s or BBB by S&P) which provide greater liquidity than lower quality securities. Moreover, the Fund may, for temporary defensive purposes under extraordinary economic or financial market conditions, invest in higher quality securities.

Investments in the Fund’s portfolio may include: (i) Corporate Debt Securities; (ii) U.S. Government Obligations; (iii) U.S. Government Agency Securities; (iv) Bank Obligations; (v) Savings and Loan Obligations; (vi) Commercial Paper; (vii) Securities of Certain Supranational Organizations; (viii) Repurchase Agreements involving these securities; (ix) Private Placements (restricted securities); (x) Foreign Securities; (xi) Convertible Securities—debt securities convertible into or exchangeable for equity securities or debt securities that carry with them the right to acquire equity securities, as evidenced by warrants attached to such securities or acquired as part of units of the securities; (xii) Preferred Stocks—securities that represent an ownership interest in a corporation and that give the owner a prior claim over common stock on the company’s earnings and assets; (xiii) Loan Participation and Assignments; (xiv) Trade Claims; (xv) Deferrable Subordinate Securities and (xvi) Zero Coupon and Pay-in-Kind Bonds.  Zero Coupon and Pay-in-Kind Bonds can be more volatile than coupon bonds.  There is no limit on the Fund’s investment in these securities.  The Fund may purchase securities, from time to time, on a when-issued basis; the value of such securities may decline or increase prior to settlement date.

Credit Analysis.  Because investment in lower and medium quality fixed-income securities involves greater investment risk, including the possibility of default or bankruptcy, achievement of the Fund’s investment objectives will be more dependent on the sub-adviser’s credit analysis than would be the case if the Fund were investing in higher quality fixed-income securities. Although the ratings of Moody’s or S&P are used as preliminary indicators of investment quality, a credit rating assigned by such a commercial rating service will not measure the market risk of lower quality bonds and may not be a timely reflection of the condition and economic viability of an individual issuer.

The sub-adviser places primary significance on its own in-depth credit analysis and security research. The Fund’s investments will be selected from an approved list of securities deemed appropriate for the Fund by the sub-adviser, which maintains a credit rating system based upon comparative credit analyses of issuers within the same industry and individual credit analysis of each company. These analyses take into consideration such factors as a corporation’s present and potential liquidity, profitability, internal capability to generate funds, and adequacy of capital. Although some issuers do not seek to have their securities rated by Moody’s or S&P, such unrated securities will also be purchased by the Fund only after being subjected to analysis by the sub-adviser. Unrated securities are not necessarily of lower quality than rated securities, but the market for rated securities is usually broader.

Maturity.  The maturity of debt securities may be considered long (10 plus years), intermediate (1 to 10 years), or short-term (12 months or less). The proportion invested by the Fund in each category can be expected to vary depending upon the evaluation of market patterns and trends by the sub-adviser.  Normally, the Fund’s dollar weighted average maturity is expected to be in the 6 to 12 year range.

Yield and Price.  Lower to medium quality, long-term fixed-income securities typically yield more than higher quality, long-term fixed-income securities. Thus, the Fund’s yield normally can be expected to be higher than that of a fund investing in higher quality debt securities. The yields and prices of lower quality fixed income securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the fixed income markets, changes in perception of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality securities, which may result in greater price and yield volatility. For a given period of time, the Fund may have a high yield but a negative total return.

Deferrable Subordinated Securities.  Recently, securities have been issued which have long maturities and are deeply subordinated in the issuer’s capital structure.  They generally have 30-year maturities and permit the issuer to defer distributions for up to five years.  These characteristics give the issuer more financial flexibility than is typically the case with traditional bonds.  As a result, the securities may be viewed as possessing certain “equity-like” features by rating agencies and bank regulators.  However, the securities are treated as debt securities by market participants, and the fund intends to treat them as such as well.  These securities may offer a mandatory put or remarketing option that creates an effective maturity date significantly shorter than the stated one.  The High Yield Bond Fund will invest in these securities to the extent their yield, credit, and maturity characteristics are consistent with the Fund’s investment objective and program.

Hybrid Instruments.  The Fund may invest up to 10% of its total assets in hybrid instruments.  These instruments (a type of potentially high-risk derivative) can combine the characteristics of securities futures and options.  For example, the principal amount or interest rate of a hybrid could be tied (positively or negatively) to the price of some commodity, currency, or securities index or another interest rate (each a “benchmark”).  Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return.  Hybrids may or may not bear interest or pay dividends.  The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark.  These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid.  Under certain conditions, the redemption value of a hybrid could be zero.  Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest.  The purchase of hybrids also exposes the Fund to the credit risk of the issuer of the hybrid.  These risks may cause significant fluctuations in the net asset value of the Fund.

Other Investments.  The Fund may invest up to 20% of its total assets in dividend-paying preferred or common stocks (including up to 10% of net assets in warrants to purchase common stocks) that are considered by the sub-adviser to be consistent with the Fund’s current income and capital appreciation investment objectives.  In seeking higher income or a reduction in principal volatility, the Fund may write covered call options and purchase covered put options and spreads and purchase uncovered put options and uncovered call options; and the Fund may invest in interest rate futures contracts (and options thereon) for hedging purposes.  There are also special risks associated with investments in foreign securities whether denominated in U.S. dollars or foreign currencies.  These risks include potentially adverse political and economic developments overseas, greater volatility, less liquidity and the possibility that foreign currencies will decline against the dollar, lowering the value of securities denominated in those currencies.  Currency risk affects the Fund to the extent that it holds non-dollar foreign bonds.

Additional Risks of High Yield Investing.  There can be no assurance that the High Yield Bond Fund will achieve its investment objective. The high yield securities in which the Fund may invest are predominantly speculative with regard to the issuer’s continuing ability to meet principal and interest payments. The value of the lower quality securities in which the Fund may invest will be affected by the creditworthiness of individual issuers, general economic and specific industry conditions, and will fluctuate inversely with changes in interest rates. Furthermore, the share price and yield of the Fund are expected to be more volatile than the share price and yield of a fund investing in higher quality securities, which react primarily to movements in the general level of interest rates.  The sub-adviser carefully considers these factors and the Fund attempts to reduce risk by diversifying its portfolio, by analyzing the creditworthiness of individual issuers, and by monitoring trends in the economy, financial markets, and specific industries. Such efforts, however, will not eliminate risk. High yield bonds may be more susceptible than investment grade bonds to real or perceived adverse economic and competitive industry conditions.  High yield bond prices may decrease in response to a projected economic downturn because the advent of a recession could lessen the ability of highly leveraged issuers to make principal and interest payments on their debt securities.  Highly leveraged issuers also may find it difficult to obtain additional financing during a period of rising interest rates.  In addition, the secondary trading market for lower quality bonds may be less active and less liquid than the trading market for higher quality bonds.  As such, the prices at which lower quality bonds can be sold may be adversely affected and valuing such lower quality bonds can be a difficult task. If market quotations are not available, these securities will be valued by a method that, in the good faith belief of the Fund’s Board of Directors, accurately reflects fair value.

During 2008 the dollar weighted average ratings (computed monthly) of the debt obligations held by the Fund (excluding equities and reserves), expressed as a percentage of the Fund’s total net investments, were as follows:

Standard and Poor’s Ratings	Percentage of Total Net Investments*
AAA	0.00%
AA	0.00%
A	1.82%
BBB	9.59%
BB	28.68%
B	39.63%
CCC	9.87%
CC	0.03%
C	0.40%
D	0.00%
Unrated**	9.98%

* Unaudited. The portfolio also included 5.23% of its net assets in cash and 2.30% of its net assets in equity securities.

**T. Rowe Price Associates, Inc. has advised that in its view the unrated debt obligations were comparable in quality to debt obligations rated in the S&P categories as follows:  A:  0.00%; BBB:  0.00%; BB:  0.66%; B+: 0.62%; B: 0.00%; B-: 0.00%; CCC+: 0.84%; CCC: 0.06%; CC:  0.00%; C:  0.00%; D:  0.27%; Unrated:  0.00%.

Flexibly Managed Fund

In addition to investing in common stocks, the Fund may invest in the following securities:

•                  Equity-related securities, such as convertible securities (i.e., bonds or preferred stock convertible into or exchangeable for common stock), preferred stock, warrants, futures, and options.

•                  Corporate debt securities within the four highest credit categories assigned by nationally recognized statistical rating organizations, which include both high and medium-quality investment grade bonds. The Fund may also invest in non-investment grade corporate debt securities, which are sometimes referred to as “junk bonds,” if immediately after such investment the Fund would not have more than 15% of its total assets invested in such securities. The Fund’s investment in all corporate debt securities will be limited to 35% of net assets. The Fund’s convertible bond holdings will not be subject to these debt limits, but rather, will be treated as equity-related securities.  There is no limit on the Fund’s investments in convertible securities.  Medium-quality investment grade bonds are regarded as having an adequate capacity to pay principal and interest although adverse economic conditions or changing circumstances are more likely to lead to a weakening of such capacity than that for higher grade bonds.

•                  Short-term reserves (i.e., money market instruments), which may be used to reduce downside volatility during uncertain or declining equity market conditions.  The Fund’s reserves will be invested in shares of an internally managed fund of the sub-adviser or the following high-grade money market instruments: U.S. Government obligations, certificates of deposit, bankers’ acceptances, commercial paper, short-term corporate debt securities and repurchase agreements.

•                  The Fund may invest up to 10% of its total assets in hybrid instruments.  These instruments (a type of potentially high-risk derivative) can combine the characteristics of futures and options.  For example, the principal amount or interest rate of a hybrid could be tied (positively or negatively) to the price of some commodity, currency, or securities index or another interest rate (each a “benchmark”).  Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return.  Hybrids may or may not bear interest or pay dividends.  The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark.  These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid.  Under certain conditions, the redemption value of a hybrid could be zero.  Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest.  The purchase of hybrids also exposes the fund to the credit risk of the issuer of the hybrid.  These risks may cause significant fluctuations in the net asset value of the Fund.

•                  Securities of other investment companies subject to limitations prescribed by the Investment Company Act of 1940, as amended.

If the Fund’s position in money market securities maturing in one year or less equals 35% or more of the Fund’s total assets, the Fund will normally have 25% or more of its assets concentrated in securities of the banking industry.  Investments in the banking industry may be affected by general economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers.  In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions.  The sub-adviser believes that any risk to the Fund which might result from concentrating in the banking industry will be minimized by diversification of the Fund’s investments, the short maturity of money market instruments, and the sub-adviser’s credit research.

Balanced Fund

The Fund seeks to achieve its investment objective by using a “fund-of-funds” strategy.  Accordingly, the Fund invests in a combination of other Penn Series Funds (each, an “underlying fund” and, together, the “underlying funds”) in accordance with its target asset allocation.  These underlying funds invest their assets directly in equity, fixed income, money market and other securities in accordance with their own investment objectives and policies.  The underlying funds are managed using both indexed and active management strategies.  The Fund intends to invest primarily in a combination of underlying funds; however, the Fund may invest directly in equity and fixed income securities and cash equivalents, including money market securities.

Under normal circumstances, the Fund will invest 50% -70% of its assets in stock and other equity underlying funds, 30%-50% of its assets in bond and other fixed income funds, and 0%-20% of its assets in money market funds.  The Fund’s allocation strategy is designed to provide a mix of the growth opportunities of stock investing with the income opportunities of bonds and other fixed income securities.

The Fund’s underlying equity fund allocation will primarily track the performance of the large capitalization company portion of the U.S. stock market.  The Fund’s underlying fixed income fund allocation will be invested primarily in a broad range of investment grade fixed income securities (although up to 10% of the underlying fund may be invested in non-investment grade securities), and is intended to provide results consistent with the broad US fixed income market.

The following chart shows the Fund’s target asset allocation among the various asset classes.  Market appreciation or depreciation may cause the Fund to be outside of its target asset allocation range.  In addition, differences in the performance of the underlying funds and the size and frequency of purchase and redemption orders may affect the Fund’s actual allocations.  Accordingly, the Fund’s actual allocations may differ from this illustration.

Asset Classes and Underlying Funds	Target Asset Allocation
Equity Fund	50% - 70%
Penn Series Index 500 Fund
Fixed Income Fund	30% - 50%
Penn Series Quality Bond Fund
Money Market Fund	0% - 20%
Penn Series Money Market Fund

With respect to its direct investments, unless otherwise stated herein, the Fund may purchase any of the securities and/or engage in any of the investment practices identified in the “Securities and Investment Techniques” section of this SAI if, in the opinion of the adviser, such investment will be advantageous to the Fund.

Large Growth Stock Fund (formerly named Growth Stock Fund)

Under normal market conditions, the Fund invests at least 80% of its net assets in common stocks of large capitalization companies.  For purposes of this policy, large capitalization companies have market capitalization that fall within the market capitalization range of companies in the Russell 1000 Growth Index. The Fund may also invest in convertible securities, preferred stocks, and securities of foreign issuers which hold the prospect of contributing to the achievement of the Fund’s objectives. The Fund’s holdings are generally listed on a national securities exchange. While the Fund may invest in unlisted securities, such securities will usually have an established over-the-counter market. In addition, the Fund may increase its reserves for temporary defensive purposes or to enable it to take advantage of buying opportunities. The Fund’s reserves will be invested in money market instruments, such as U.S. Government obligations, certificates of deposit, bankers’ acceptances, commercial paper, and short-term corporate debt securities or shares of investment companies that invest in such instruments.  The Fund may write covered call options and purchase put options on its portfolio securities, purchase call or put options on securities indices and invest in stock index futures contracts (and options thereon) for hedging purposes.

As a matter of fundamental policy, the Fund will not purchase the securities of any company if, as a result, more than 25% of its total assets would be concentrated in any one industry.

Large Cap Growth Fund

Under normal circumstances, the Fund invests at least 80% of its net assets in common stocks of U.S. companies with large market capitalizations.  The sub-adviser is a research driven, fundamental investor, pursuing a growth strategy.  The sub-adviser seeks to add value primarily through stock selection and pursues a bottom-up strategy that blends fundamental, quantitative, and technical analysis. Ideal candidates for investment are growth companies believed to have favorable earnings prospects, reasonable valuations, and favorable trading volume and price patterns.

In choosing investments, the sub-adviser will focus on large-cap companies that have exhibited above average growth, strong financial records, or compelling valuations.  In addition, the sub-adviser also considers management expertise, industry leadership, growth in market share and sustainable competitive advantage.  The sub-adviser’s investment philosophy and process lead it to create equity portfolios that are typically fully invested and, in large part, maintain sector weightings that are neutral relative to a targeted benchmark; in this case, the S&P 500 Index. The sub-adviser believes it is difficult, if not impossible, to accurately anticipate the market’s moves to favor one sector above another, and that the practice of overweighting or underweighting sectors leads to erratic investment performance. By remaining fully invested with a full market weighting in every sector, the sub-adviser seeks to ensure that its portfolios are positioned to benefit from rapid changes in market sentiment.

The Fund may invest up to 25% of its total assets in foreign securities.  In addition to its main investments, the Fund may invest up to 20% of its net assets in investments of small to medium capitalization companies.  The Fund may also lend its portfolio securities up to 30% of its assets and borrow up to 5% of the value of its total assets (excluding borrowing from banks for temporary or emergency purposes, and not for direct investments in securities).

Large Core Growth Fund

The Fund attempts to achieve its investment objective by investing primarily in common and preferred stocks of large capitalization U.S. companies.  Under normal circumstances, the Fund invests at least 80% of its net assets in securities of large capitalization companies.  For this Fund, large capitalization companies are those with market capitalizations within the range of companies comprising the Russell 1000 Growth Index at the time of purchase.

The Fund invests principally in equity securities of large capitalization companies that offer the potential for capital growth, with an emphasis on identifying companies that have the prospect for improving sales and earnings growth rates, enjoy a competitive advantage and have effective management with a history of making investments that are in the best interests of shareholders. The sub-adviser employs a rigorous bottom-up research process to identify solid investment opportunities.  The sub-adviser seeks to construct a well diversified portfolio in order to reduce risk while enhancing return.

The Fund may also invest in U.S. dollar-denominated and U.S. exchange-traded foreign equities, American Depositary Receipts (ADRs), real estate investment trusts (REITs), shares of other investment companies and exchange-traded funds (ETFs), derivatives (such as options, futures and equity swaps), and cash instruments maturing in one year or less.  In addition, unless otherwise stated herein, the Fund may purchase any of the securities and/or engage in any of the investment practices identified in the “Securities and Investment Techniques” section of this SAI if, in the opinion of the sub-adviser, such investment will be advantageous to the Fund.

Large Cap Value Fund

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of large capitalization companies. For this Fund, large capitalization companies are those that, at the time of investment, have market capitalizations of more than $5 billion.  The Fund may also invest in convertible securities, preferred stocks, and securities of foreign issuers which hold the prospect of contributing to the achievement of the Fund’s objectives.  The Fund may invest an unlimited amount in foreign securities.  Generally, the Fund will not invest more than 25% of its assets in foreign securities.  The Fund’s holdings are generally listed on a national securities exchange.  In addition, the Fund may increase its reserves for temporary defensive purposes or to enable it to take advantage of buying opportunities. The Fund’s reserves will be invested in money market instruments, such as U.S. Government obligations, certificates of deposit, bankers’ acceptances, commercial paper, and short-term corporate debt securities or shares of investment companies that invest in such instruments.  The Fund may invest in derivatives including covered call options and purchase put options on its portfolio securities, purchase call or put options on securities indices and invest in stock index futures contracts (and options thereon) for hedging purposes.  As a matter of fundamental policy, the Fund will not purchase the securities of any company if, as a result, more than 25% of its total assets would be concentrated in any one industry.

Large Core Value Fund

The Fund invests primarily in value stocks of large capitalization companies.  Under normal circumstances, the Fund invests at least 80% of its net assets in securities of large capitalization companies.  For this Fund, large capitalization companies are those companies having market capitalizations equal to or greater than the median capitalization of companies included in the Russell 1000 Value Index.  Value stocks are stocks that, in the opinion of the sub-adviser, are inexpensive or undervalued relative to the overall stock market.

The Fund primarily invests in dividend-paying stocks.  The Fund may also invest in fixed income securities, such as convertible debt securities, of any credit quality (including securities rated below investment grade (“junk bonds”)), real estate investment trusts and non-income producing stocks.  The Fund may invest up to 25% of its total assets in foreign securities, some of which may be located in emerging market countries.  The Fund at times may engage in derivative transactions (such as options, futures contracts and options thereon, forward currency exchange contracts, covered short sales and equity swaps) to protect against stock price, interest rate or currency rate declines (“hedging”), to enhance returns, or as a substitute for the purchase or sale of securities or currencies.  In addition, unless otherwise stated herein, the Fund may purchase any of the securities and/or engage in any of the investment practices identified in the “Securities and Investment Techniques” section of this SAI if, in the opinion of the sub-adviser, such investment will be advantageous to the Fund.

Index 500 Fund

The Fund seeks to replicate the return of the S&P 500 Index (the “Index”), which is comprised of approximately 500 securities selected by Standards & Poor’s (most of which are common stocks listed on the New York Stock Exchange).  Under normal circumstances, the Fund will invest at least 80% of its net assets in securities listed in the Index. The sub-adviser’s policy is to be substantially invested in common stocks included in the S&P 500 Index and close substitutes (such as index futures contracts). The Fund may concentrate (invest 25% or more of the value of its assets) in the securities of issuers having their principal business activities in the same industry if the Index is also concentrated in such industry.  The sub-adviser may also enter into other derivatives transactions, including the purchase or sale of options or entering into swap transactions, to assist in replicating the performance of the Index.

The Index 500 Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”).  S&P makes  no representation or warranty, express or implied, to the owners of the Index 500 Fund or any member of the public regarding the advisability of investing in securities generally or in the Index 500 Fund particularly or the ability of the S&P 500 Index to track general stock market performance.  S&P’s only relationship to Penn Series is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to Penn Series or the Index 500 Fund.  S&P has no obligation to take the needs of Penn Series or the owners of the Index 500 Fund into consideration in determining, composing or calculating the S&P 500 Index.  S&P is not responsible for and has not participated in the determination of the prices and amount of the Index 500 Fund or the timing of the issuance or sale of the Index 500 Fund or in the determination or calculation of the equation by which the Index

500 Fund is to be converted into cash.  S&P has no obligation or liability in connection with the administration, marketing or trading of the Index 500 Fund.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS,  OR INTERRUPTIONS THEREIN.  S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY PENN SERIES, OWNERS OF THE INDEX 500 FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN.  S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN.  WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Mid Cap Growth Fund

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of mid-cap companies.  Mid-cap companies have market capitalization in the range of those companies included in the Russell Midcap Index.  The Fund seeks to purchase securities that are well diversified across economic sectors and to maintain sector concentrations that approximate the economic sector weightings comprising the Russell Midcap Growth Index (or such other appropriate index selected by the sub-adviser).  In addition, the Fund may increase its reserves for temporary defensive purposes or to enable it to take advantage of buying opportunities.  The Fund’s reserves will be invested in money market instruments, such as U.S. Government obligations, certificates of deposit, bankers’ acceptances, commercial paper, and short-term corporate debt securities or shares of investment companies that invest in such instruments.  The Fund may invest in derivatives including covered call options and purchase put options on its portfolio securities, purchase call or put options on securities indices and invest in stock index futures contracts (and options thereon) for hedging purposes.  As a matter of fundamental policy, the Fund will not purchase the securities of any company if, as a result, more than 25% of its total assets would be concentrated in any one industry.

Mid Cap Value Fund

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of mid-cap companies.  For this Fund, mid-cap companies are those that, at the time of investment, have capitalizations that fall within the range of the Russell Midcap Index.  Any remaining assets may be invested in securities issued by smaller capitalization companies and larger capitalization companies, warrants and rights to purchase common stocks, foreign securities and ADRs.  The Fund will invest primarily in a diversified portfolio of common stocks of issuers that have market capitalizations that fall in the range of the Russell Midcap Index that the sub-adviser believes to be undervalued relative to the stock market.  The sub-adviser selects securities that are undervalued in the marketplace either in relation to strong fundamentals, such as a low price-to-earnings ratio, consistent with cash flow, and successful track records through all parts of the market cycles.  In addition, the Fund may increase its reserves for temporary defensive purposes or to enable it to take advantage of buying opportunities. The Fund’s reserves will be invested in money market instruments, such as U.S. Government obligations, certificates of deposit, bankers’ acceptances, commercial paper, and short-term corporate debt securities or shares of investment companies that invest in such instruments. The Fund may invest in derivatives including covered call options and purchase put options on its portfolio securities, purchase call or put options on securities indices and invest in stock index futures contracts (and options thereon) for hedging purposes.  As a matter of fundamental policy, the Fund will not purchase the securities of any company if, as a result, more than 25% of its total assets would be concentrated in any one industry.

Mid Core Value Fund (formerly named Strategic Value Fund)

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of medium capitalization companies.  Medium capitalization companies have market capitalizations that, at the time of purchase, generally fall within the market capitalization range of companies in the Russell Midcap Index, a widely used benchmark for mid-cap stock performance, as of its most recent reconstitution.  The Fund will be subject to the risks associated with its investments.  The Fund may, but is not required to, use various strategies to change its investment exposure to adjust to changes in economic, social, political, and general market conditions, which affect security prices, interest rates, currency exchange rates, commodity prices and other factors.  For example, the Fund may seek to hedge against certain market risks.  These strategies may involve, with board approval, effecting transactions in derivative and similar instruments, including but not limited to options, futures, forward contracts, swap agreements, warrants, and rights.  If the sub-adviser judges market conditions incorrectly or uses a hedging strategy that does not correlate well with the Fund’s investments, it could result in a loss, even if the sub-adviser intended to lessen risk or enhance returns.  These strategies may involve a small investment of cash compared to the magnitude of the risk assumed, and could produce disproportionate gains or losses.  Also, these strategies could result in losses if the counterparty to a transaction does not perform as promised.  The Fund may also purchase convertible securities, depository receipts and foreign securities and is subject to the risks associated with such investing.  The Fund may invest in stock index future contracts in an effort to reduce volatility.  The Fund may also invest in debt securities.  The Fund may invest in securities of other investment companies subject to limitations prescribed by the Investment Company Act of 1940, as amended.  The sub-adviser selects securities that it believes are undervalued in the marketplace either in relation to strong fundamentals, such as a low price-to-earnings ratio, consistent with cash flow, and successful track records through all parts of the market cycles.

SMID Cap Growth Fund

The Fund attempts to achieve its investment objective by investing primarily in common stocks of small and medium capitalization U.S. companies.  Under normal conditions, the Fund invests at least 80% of its net assets in securities of small and medium capitalization companies.  For this Fund, small and medium capitalization companies are those with market capitalizations within the range of companies comprising the Russell 2500 Growth Index at the time of purchase.

The sub-adviser’s strategy seeks superior, long-term returns by identifying growth companies at an early or transitional stage of development, before the market discovers their potential.  The sub-adviser employs a bottom-up investment approach applying original idea generation, fundamental research, and security analysis emphasizing growth companies at attractive valuations.  The sub-adviser’s approach emphasizes the predictability of earnings in order to seek to deliver superior investment results with controlled risk.  The sub-adviser seeks to have the Fund broadly diversified across industry groups.

Unless otherwise stated herein, the Fund may purchase any of the securities and/or engage in any of the investment practices identified in the “Securities and Investment Techniques” section of this SAI if, in the opinion of the sub-adviser, such investment will be advantageous to the Fund.

SMID Cap Value Fund

The Fund invests primarily in a diversified portfolio of equity securities of small and medium capitalization U.S. companies, generally representing 60 to 125 companies. Under normal conditions, the Fund invests at least 80% of its net assets in securities of small and medium capitalization companies.  For this Fund, small and medium capitalization companies are those that, at the time of investment, fall within the capitalization range between the smallest company in the Russell 2500™ Value Index and the greater of $5 billion or the market capitalization of the largest company in the Russell 2500™ Value Index.  Because the Fund’s definition of small and medium capitalization companies is dynamic, the lower and upper limits on market capitalization will change with the markets.

The Fund invests in companies that are determined by the sub-adviser to be undervalued, using its fundamental value approach.  In selecting securities for the Fund, the sub-adviser uses its fundamental research to identify companies whose long-term earnings power is not reflected in the current market price of their securities. The sub-adviser’s fundamental value approach to equity investing generally defines value as the relationship between a security’s current price and its intrinsic economic value, as measured by long-term earnings prospects.

To the extent that companies involved in certain industries may from time to time constitute a material portion of the universe of small and medium capitalization companies, the Fund may also invest significantly in these industries (but not more than 25% of its total assets in any one industry).

The Fund may, but typically does not, enter into derivatives transactions, such as options, futures, forwards, and swap agreements.  The Fund may invest in securities issued by non-U.S. companies and enter into forward commitments.  In addition, unless otherwise stated herein, the Fund may purchase any of the securities and/or engage in any of the investment practices identified in the “Securities and Investment Techniques” section of this SAI if, in the opinion of the sub-adviser, such investment will be advantageous to the Fund.

Small Cap Growth Fund

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of small capitalization companies.  For this Fund, small capitalization companies are those that, at the time of investment, have a market capitalization of less than $3 billion.  The Fund will primarily invest in common stocks, and may also invest in bonds, convertible securities, preferred stocks and securities of foreign issuers which hold the prospect of contributing to the achievement of the Fund’s objective. The Fund may also invest in bonds rated below Baa by Moody’s or BBB by S&P (sometimes referred to as “junk bonds”), but presently does not expect such investments in any such bonds to exceed 5% of the Fund’s assets. The Fund may write covered call options and purchase put options on its portfolio securities, purchase put and call options on securities indices and invest in stock index futures contracts (and options thereon) for hedging and other non-speculative purposes.

Small Cap Value Fund

Under normal circumstances, the Fund invests at least 80% of its net assets in a diversified portfolio of equity investments in small-cap issuers with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of companies constituting the Russell 2000 Value Index at the time of investment.  The Fund is managed using a value oriented approach.  The Sub-Adviser evaluates securities using fundamental analysis and intends to purchase equity investments that are, in its view, underpriced relative to a combination of such companies’ long term earnings prospects, growth rate, free cash flow and/or dividend-paying ability.  Consideration will be given to the business quality of the issuer.  Factors positively affecting the Sub-Adviser’s view of that quality include the competitiveness and degree of regulation in the markets in which the company operates, the existence of a management team with a record of success, the position of the company in the markets in which it operates, the level of the company’s financial leverage and the sustainable return on capital invested in the business.  The Fund may also purchase securities of companies that have experienced difficulties and that, in the opinion of the Sub-Adviser, are available at attractive prices.  As a matter of fundamental policy, the Fund will not purchase the securities of any company if, as a result, more than 25% of its total assets would be concentrated in any one industry.

Small Cap Index Fund

Under normal circumstances, the Fund invests at least 80% of its net assets in securities listed in the Russell 2000® Index (the “Index”).  Under normal circumstances, however, the Fund intends to invest substantially all of its assets in securities of companies included in the Index and close substitutes (such as index futures contracts) that are designed to track the Index.  The Index measures the performance of the 2,000 smallest companies (based on total market capitalization) in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000® Index.

The Sub-Adviser seeks to replicate the returns of the Index by investing in the securities of the Index in approximately their Index weight.  However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those weightings.  In those circumstances, the Fund may purchase a sample of stocks in the Index in proportions expected to replicate generally the performance of the Index as a whole.  In addition, from time to time, stocks are added to or removed from the Index. The Fund may sell stocks that are represented in the Index, or purchase stocks that are not yet represented in the Index, in anticipation of their removal from or addition to the Index.

The Sub-Adviser may at times purchase or sell futures contracts, or options on those futures, in lieu of investment directly in the stocks making up the Index.  The Sub-Adviser might do so, for example, in order to increase the Fund’s investment exposure pending investment of cash in the stocks comprising the Index.  Alternatively, the Sub-Adviser might use futures or options on futures to reduce its investment exposure to the Index in situations where it intends to sell a portion of the stocks in the Fund’s portfolio but the sale has not yet been completed.  The Sub-Adviser may also enter into other derivatives transactions, including the purchase or sale of options or entering into swap transactions, to assist in replicating the performance of the Index.  In addition, unless otherwise stated herein, the Fund may purchase any of the securities and/or engage in any of the investment practices identified in the “Securities and Investment Techniques” section of this SAI if, in the opinion of the sub-adviser, such investment will be advantageous to the Fund.

Developed International Index Fund

Under normal circumstances, the Fund invests at least 80% of its net assets in securities listed in the Morgan Stanley Capital International® Europe, Australasia, Far East (MSCI EAFE) Index (the “Index”).  Under normal circumstances, however, the Fund intends to invest substantially all of its assets in securities of companies included in the Index (including ADRs and GDRs) and close substitutes (such as index futures contracts) that are designed to track the Index.  The Index is an arithmetic, market value-weighted average of the performance of approxiamtely 1,000 securities primarily from Europe, Australia, Asia and the Far East.

The Sub-Adviser seeks to replicate the returns of the Index by investing in the securities of the Index in approximately their Index weight.  However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those weightings.  In those circumstances, the Fund may purchase a sample of stocks in the Index in proportions expected to replicate generally the performance of the Index as a whole.  In addition, from time to time, stocks are added to or removed from the Index. The Fund may sell stocks that are represented in the Index, or purchase stocks that are not yet represented in the Index, in anticipation of their removal from or addition to the Index.

The Sub-Adviser may at times purchase or sell futures contracts, or options on those futures, in lieu of investment directly in the stocks making up the Index.  The Sub-Adviser might do so, for example, in order to increase the Fund’s investment exposure pending investment of cash in the stocks comprising the Index.  Alternatively, the Sub-Adviser might use futures or options on futures to reduce its investment exposure to the Index in situations where it intends to sell a portion of the stocks in the Fund’s portfolio but the sale has not yet been completed.  The Sub-Adviser may also enter into other derivatives transactions, including the purchase or sale of options or entering into swap transactions, to assist in replicating the performance of the Index.  In addition, unless otherwise stated herein, the Fund may purchase any of the securities and/or engage in any of the investment practices identified in the “Securities and Investment Techniques” section of this SAI if, in the opinion of the sub-adviser, such investment will be advantageous to the Fund.

International Equity Fund

Under normal circumstances, the Fund will invest at least 80% of its net assets invested in equity securities, such as common stocks, preferred stocks, convertible bonds, and warrants.  The Fund will invest primarily in companies operating in the countries in Europe and the Pacific Basin. The countries include the eleven Euro-zone countries (France, Germany, Italy, Spain, Portugal, Finland, Ireland, Belgium, the Netherlands, Luxembourg and Austria), the United Kingdom, Denmark, Sweden, Switzerland, Norway, Japan, Hong Kong, Australia, New Zealand and Singapore.  The Fund seeks to be well diversified and will have investments in at least ten countries and five sectors at all times.

The Fund may not always purchase securities on the principal market. For example, American Depositary Receipts (“ADRs”) may be purchased if trading conditions make them more attractive than the underlying security. ADRs are registered receipts typically issued in the U.S. by a bank or trust company evidencing ownership of an underlying foreign security. The Fund may invest in ADRs which are structured by a U.S. bank without the sponsorship of the underlying foreign issuer. In addition to the risks of foreign investment applicable to the underlying securities, such unsponsored ADRs may also be subject to the risks that the foreign issuer may not be obligated to cooperate with the U.S. bank, may not provide additional financial and other information to the bank or the investor, or that such information in the U.S. market may not be current.  The Fund may likewise utilize European Depositary Receipts (“EDRs”), which are receipts typically issued in Europe by a bank or trust company evidencing ownership of an underlying foreign security.  Unlike ADRs, EDRs are issued in bearer form.  For purposes of determining the country of origin, ADRs and EDRs will not be deemed to be domestic securities.

The Fund may also acquire fixed income investments where these fixed income securities are convertible into equity securities (and which may therefore reflect appreciation in the underlying equity security), and where anticipated interest rate movements, or factors affecting the degree of risk inherent in a fixed income security, are expected to change significantly so as to produce appreciation in the security consistent with the objective of the Fund. Fixed income securities in which the Fund may invest will be rated at the time of purchase Baa or higher by Moody’s Investor Service, Inc., or BBB or higher by Standard and Poor’s Ratings Group or, if they are foreign securities which are not subject to standard credit ratings, the fixed income securities will be “investment grade” issues (in the judgment of the sub-adviser) based on available information.

The Fund may invest in securities which may be considered to be “thinly-traded” if they are deemed to offer the potential for appreciation, but does not presently intend to invest more than 5% of its total assets in such securities. The trading volume of such securities is generally lower and their prices may be more volatile as a result, and such securities are less likely to be exchange-listed securities. The Fund may also invest, subject to restrictions, in options (puts and calls) and restricted securities.

Additional Risk Considerations.  Investments in foreign securities involve sovereign risk in addition to the credit and market risks normally associated with domestic securities.  Such foreign investments may also be affected favorably or unfavorably by changes in currency rates and exchange control regulations.  There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, the financial markets on which they are traded may be subject to less strict governmental supervision, and foreign brokerage commissions and custodian fees are generally higher than in the United States. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, imposition of withholding taxes on dividend or interest payments, and currency blockage (which would prevent cash from being brought back to the United States).  A contract owner who selects this Fund will incur the risks generally associated with investment in equity securities and, in addition, the risk of losses attributable to changes in currency exchange rates to the extent that those risks are not adequately hedged by the sub-adviser.

Emerging Markets Equity Fund

Under normal circumstances, at least 80% of the Fund’s assets will be invested in equity securities located in emerging market countries.  For this Fund, an issuer is considered to be located in an emerging market country if, at the time of investment: (i) its principal securities trading market is in an emerging market country, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services performed in emerging market countries, or (iii) it is organized under the laws of, or has a principal office in, an emerging market country.  The sub-adviser will base determinations as to a company’s eligibility on publicly available information and inquiries made to the company.

The sub-adviser considers emerging market countries to be countries that the international financial community, including the World Bank and the International Finance Corporation, considers to be emerging or developing countries on the basis of such factors as trade initiatives, per capita income and level of industrialization.  Emerging market countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.  Allocation of the Fund’s investments will depend upon the relative attractiveness of emerging countries and particular issuers.  There are no prescribed limits on the geographic distribution of the Fund’s investments.

The sub-adviser seeks to maximize returns by investing in growth-oriented equity securities of emerging country issuers.  The sub-adviser combines top-down country criteria to allocate the Fund’s assets among countries

(based on relative economic, political and social fundamentals, stock valuations, and investor sentiment) with bottom-up fundamental analysis of issuers (seeking to identify issuers with strong earnings growth potential).  Portfolio securities are typically sold when any one or more of these assessments materially changes.  The sub-adviser attempts to manage the overall risk of its investments through its emphasis on thorough macroeconomic and fundamental research.

The Fund invests primarily in equity securities, including common and preferred stocks, convertible securities, rights and warrants to purchase common stock, and depositary receipts.  The Fund may invest in securities of micro, small- and medium-capitalization companies.  The Fund may purchase and sell certain derivative instruments, such as options, futures contracts, options on futures contracts and, to the extent available, currency-related transactions involving options, futures contracts, forward contracts and swaps, for various portfolio management purposes, including to facilitate portfolio management and to mitigate risks.  The Fund may purchase securities of other investment companies.  The Fund may invest up to 20% of its net assets in debt securities, including up to 5% of its total assets in non-investment grade debt securities (“junk bonds”).  The Fund may invest up to 10% of its assets in foreign real estate companies.  In addition, unless otherwise stated herein, the Fund may purchase any of the securities and/or engage in any of the investment practices identified in the “Securities and Investment Techniques” section of this SAI if, in the opinion of the sub-adviser, such investment will be advantageous to the Fund.

REIT Fund

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of real estate investment trusts (“REITs”).  The sub-adviser analyzes and selects investments that it believes will provide a relatively high and stable yield and are good prospects for future growth in dividends.  Most REITs specialize in one or two product types, such as office buildings, shopping centers, industrial complexes, and hotels, or specialize in a particular geographic region.  The sub-adviser believes that, over the long term, publicly traded real estate securities’ performance is determined by the underlying real estate assets, real estate market cycle and management’s ability to operate and invest in these assets during each market cycle.  The sub-adviser’s primary objective is to generate long-term, superior, risk-adjusted returns by identifying and investing in publicly traded real estate companies which demonstrate the highest probability or growing cash flow per share without undue risk to achieve such growth.  As a value-oriented manager, the sub-adviser is committed to a strategy of investing in companies that offer growth at a reasonable price.

Penn Series Lifestyle Funds

The Penn Series Lifestyle Funds consist of the following five funds (each, a “Lifestyle Fund” and, collectively, the “Lifestyle Funds”):

Aggressive Allocation Fund	Moderately Aggressive Allocation Fund
Moderate Allocation Fund	Moderately Conservative Allocation Fund
Conservative Allocation Fund

The Lifestyle Funds seek to achieve their respective investment objectives by using a “fund-of-funds” strategy.  Accordingly, the Lifestyle Funds invest in a combination of other Penn Series Funds (each, an “underlying fund” and, together, the “underlying funds”) in accordance with their target asset allocations.  These underlying funds invest their assets directly in equity, fixed income, money market and other securities in accordance with their own investment objectives and policies.  The underlying funds are managed using both indexed and active management strategies.  The Lifestyle Funds intend to invest primarily in a combination of underlying funds; however, the Lifestyle Funds may invest directly in equity and fixed income securities and cash equivalents, including money market securities.

Each Lifestyle Fund has its own distinct target portfolio allocation and is designed to accommodate different investment goals and risk tolerances.  Through its investments in the underlying funds, each Lifestyle Fund’s target allocation is intended to allocate the Lifestyle Fund’s assets among various asset classes, such as equity securities, fixed income securities and money market securities.  The portfolios of the Aggressive Allocation Fund and Moderately Aggressive Allocation Fund are more heavily allocated to stocks, and reflect a more aggressive approach.  The portfolios of the Moderately Conservative Allocation Fund and Conservative Allocation Fund are more heavily allocated to bonds and cash investments, and reflect a more conservative approach.  The portfolio of the Moderate Allocation Fund is allocated among stock, bond and cash investments with a majority of it assets allocated to stocks, and is designed to offer investors an investment option that is less aggressive than the Aggressive Allocation Fund and Moderately Aggressive Allocation Fund, but more aggressive than the Moderately Conservative Allocation Fund and Conservative Allocation Fund.  The Aggressive Allocation Fund is designed as the most aggressive of the Lifestyle Funds and the Conservative Allocation Fund is designed as the most conservative of the Lifestyle Funds.

In determining the asset allocation of the Lifestyle Funds, the investment adviser will rely on the experience of its investment personnel and its evaluation of the overall financial markets, including, but not limited to, information about the economy, interest rates, and the long-term absolute and relative returns of various asset classes.  Consideration will also be given to the investment styles of the managers of the underlying funds and their historic patterns of performance relative to their asset class and to other underlying funds.  Periodic changes in allocations among the underlying funds will be based on information about the financial markets, changes within particular underlying funds, or the introduction of new Penn Series funds that would, in the investment adviser’s opinion, enhance the return potential of the Lifestyle Funds.  These changes will be implemented as necessary, recognizing that these decisions tend to be long-term in nature, based on information about the financial markets and on a Lifestyle Fund’s investment objective.

The following chart shows each Lifestyle Fund’s target asset allocation among the various asset classes and which underlying funds are used within each asset class as of the date of the Prospectus.  The adviser may deviate from the target asset allocations listed below.  In addition, market appreciation or depreciation may cause a Lifestyle Fund to be outside of its target asset allocation range.  Further, differences in the performance of the underlying funds and the size and frequency of purchase and redemption orders may affect a Lifestyle Fund’s actual allocations.  Accordingly, a Lifestyle Fund’s actual allocations may differ from this illustration.

Target Asset Allocation
Asset Classes and Underlying Funds	Aggressive Allocation Fund	Moderately Aggressive Allocation Fund	Moderate Allocation Fund	Moderately Conservative Allocation Fund	Conservative Allocation Fund
Fixed Income and Money Market Funds	0% - 15%	0% - 30%	30% - 50%	50% - 70%	60% - 80%
Penn Series Money Market Fund	0% - 15%	0% - 30%	0% - 50%	0% - 70%	0% - 80%
Penn Series Limited Maturity Bond Fund	0% - 15%	0% - 30%	0% - 50%	0% - 70%	0% - 80%
Penn Series Quality Bond Fund	0% - 15%	0% - 30%	0% - 50%	0% - 70%	0% - 80%
Penn Series High Yield Bond Fund	0% - 15%	0% - 30%	0% - 30%	0% - 30%	0% - 30%
Equity Funds	85% - 100%	70% - 100%	50% - 70%	30% - 50%	20% - 40%
Penn Series Flexibly Managed Fund	0% -30%	0% -30%	0% -20%	0% -20%	0% -15%
Penn Series Large Growth Stock Fund	0% -30%	0% -30%	0% -20%	0% -20%	0% -15%
Penn Series Large Cap Growth Fund	0% -30%	0% -30%	0% -20%	0% -20%	0% -15%
Penn Series Large Core Growth Fund	0% -30%	0% -30%	0% -20%	0% -20%	0% -15%
Penn Series Large Cap Value Fund	0% -30%	0% -30%	0% -20%	0% -20%	0% -15%
Penn Series Large Core Value Fund	0% -30%	0% -30%	0% -20%	0% -20%	0% -15%
Penn Series Index 500 Fund	0% -30%	0% -30%	0% -20%	0% -20%	0% -15%

Target Asset Allocation
Asset Classes and Underlying Funds	Aggressive Allocation Fund	Moderately Aggressive Allocation Fund	Moderate Allocation Fund	Moderately Conservative Allocation Fund	Conservative Allocation Fund
Penn Series Mid Cap Growth Fund	0% -30%	0% -30%	0% -20%	0% -20%	0% -15%
Penn Series Mid Cap Value Fund	0% -30%	0% -30%	0% -20%	0% -20%	0% -15%
Penn Series Mid Core Value Fund	0% -30%	0% -30%	0% -20%	0% -20%	0% -15%
Penn Series SMID Cap Growth Fund	0% -30%	0% -30%	0% -20%	0% -20%	0% -15%
Penn Series SMID Cap Value Fund	0% -30%	0% -30%	0% -20%	0% -20%	0% -15%
Penn Series Small Cap Growth Fund	0% -30%	0% -30%	0% -20%	0% -20%	0% -15%
Penn Series Small Cap Value Fund	0% -30%	0% -30%	0% -20%	0% -20%	0% -15%
Penn Series Small Cap Index Fund	0% -30%	0% -30%	0% -20%	0% -20%	0% -15%
Penn Series Developed International Index Fund	0% -30%	0% -30%	0% -20%	0% -20%	0% -15%
Penn Series International Equity Fund	0% -30%	0% -30%	0% -20%	0% -20%	0% -15%
Penn Series Emerging Markets Equity Fund	0% -30%	0% -30%	0% -20%	0% -20%	0% -15%
Penn Series REIT Fund	0% -30%	0% -30%	0% -20%	0% -20%	0% -15%

With respect to their direct investments, unless otherwise stated herein, the Lifestyle Funds may purchase any of the securities and/or engage in any of the investment practices identified in the “Securities and Investment Techniques” section of this SAI if, in the opinion of the adviser, such investment will be advantageous to the Lifestyle Funds.

SECURITIES AND INVESTMENT TECHNIQUES

Unless otherwise stated herein, the Funds may purchase any of the securities and/or engage in any of the investment practices identified in this section if, in the opinion of the adviser or sub-adviser (as applicable), such investment will be advantageous to the Fund.

Investments in Equity Securities

Equity securities in which the Funds, other than the Money Market Fund, may invest in include those described below.

Equity Securities.  Equity securities represent ownership interests in a company, and are commonly called “stocks.”  Equity securities historically have outperformed most other securities, although their prices can fluctuate based on changes in a company’s financial condition, market conditions and political, economic or even company-specific news.  When a stock’s price declines, its market value is lowered even though the intrinsic value of the company may not have changed.  Sometimes factors, such as economic conditions or political events, affect the value of stocks of companies of the same or similar industry or group of industries, and may affect the entire stock market.

Types of equity securities include common stocks, preferred stocks, convertible securities, warrants, ADRs, EDRs, and interests in real estate investment trusts.  For more information on real estate investment trusts, see the section entitled “Real Estate Investment Trusts.”  For more information on warrants, see the section entitled “Warrants.”

Common stocks.  Common stocks, which are probably the most recognized type of equity security, represent an equity or ownership interest in an issuer and usually entitle the owner to voting rights in the election of the corporation’s directors and any other matters submitted to the corporation’s shareholders for voting, as well as to receive dividends on such stock.  The market value of common stock can fluctuate widely, as it reflects increases and decreases in an issuer’s earnings.  In the event an issuer is liquidated or declares bankruptcy, the claims of bond owners, other debt holders and owners of preferred stock take precedence over the claims of common stock owners.

Preferred stocks.  Preferred stocks represent an equity or ownership interest in an issuer but do not ordinarily carry voting rights, though they may carry limited voting rights.  Preferred stocks normally have preference over the corporation’s assets and earnings, however.  For example, preferred stocks have preference over common stock in the payment of dividends.  Preferred stocks normally pay dividends at a specified rate.  However, preferred stock may be purchased where the issuer has omitted, or is in danger of omitting, payment of its dividend.  Such investments would be made primarily for their capital appreciation potential.  In the event an issuer is liquidated or declares bankruptcy, the claims of bond owners take precedence over the claims of preferred and common stock owners.  Certain classes of preferred stock are convertible into shares of common stock of the issuer.  By holding convertible preferred stock, a Fund can receive a steady stream of dividends and still have the option to convert the preferred stock to common stock.  Preferred stock is subject to many of the same risks as common stock and debt securities.

Convertible securities.  Convertible securities are typically preferred stocks or bonds that are exchangeable for a specific number of another form of security (usually the issuer’s common stock) at a specified price or ratio.  A convertible security generally entitles the holder to receive interest paid or accrued on bonds or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged.  A corporation may issue a convertible security that is subject to redemption after a specified date, and usually under certain circumstances.  A holder of a convertible security that is called for redemption would be required to tender it for redemption to the issuer, convert it to the underlying common stock or sell it to a third party.  The convertible structure allows the holder of the convertible bond to participate in share price movements in the company’s common stock.  The actual return on a convertible bond may exceed its stated yield if the company’s common stock appreciates in value and the option to convert to common stocks becomes more valuable. Convertible securities typically pay a lower interest rate than nonconvertible bonds of the same quality and maturity because of the convertible feature.  Convertible securities are also rated below investment grade (“high yield” or “junk bond”) or are not rated, and are subject to credit risk.

Prior to conversion, convertible securities have characteristics and risks similar to nonconvertible debt and equity securities.  In addition, convertible securities are often concentrated in economic sectors, which, like the stock market in general, may experience unpredictable declines in value, as well as periods of poor performance, which may last for several years.  There may be a small trading market for a particular convertible security at any given time, which may adversely impact market price and a Fund’s ability to liquidate a particular security or respond to an economic event, including deterioration of an issuer’s creditworthiness.

Convertible preferred stocks are nonvoting equity securities that pay a fixed dividend.  These securities have a convertible feature similar to convertible bonds, but do not have a maturity date.  Due to their fixed income features, convertible securities provide higher income potential than the issuer’s common stock, but typically are more sensitive to interest rate changes than the underlying common stock.  In the event of a company’s liquidation, bondholders have claims on company assets senior to those of shareholders; preferred shareholders have claims senior to those of common shareholders.

Convertible securities typically trade at prices above their conversion value, which is the current market value of the common stock received upon conversion, because of their higher yield potential than the underlying common stock.  The difference between the conversion value and the price of a convertible security will vary depending on the value of the underlying common stock and interest rates.  When the underlying value of the common stocks declines, the price of the issuer’s convertible securities will tend not to fall as much because the convertible security’s income potential will act as a price support.  While the value of a convertible security also tends to rise when the underlying common stock value rises, it will not rise as much because their conversion value is more narrow.  The value of convertible securities also is affected by changes in interest rates.  For example, when interest rates fall, the value of convertible securities may rise because of their fixed income component.

Initial Public Offering. The Funds may purchase shares issued as part of, or a short period after, a company’s initial public offering (“IPOs”), and may at times dispose of those shares shortly after their acquisition. A Fund’s purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated significantly over short periods of time.

American Depositary Receipts.  American Depositary Receipts (“ADRs”), as well as other “hybrid” forms of ADRs, including European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), are certificates evidencing ownership of shares of a foreign issuer.  Depositary receipts may be sponsored or unsponsored.  These certificates are issued by depositary banks and generally trade on an established market in the United States or elsewhere.  The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country.  The depositary bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions.  ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies.  However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Investments in the securities of foreign issuers may subject a Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the United States.

Although the two types of depositary receipt facilities (unsponsored or sponsored) are similar, there are differences regarding a holder’s rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer’s request.

Investments in Debt Securities

Debt securities in which the Funds may invest in include those described below.

U.S. Government Obligations.  The Funds may invest in bills, notes, bonds, and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in the length of their maturities.

U.S. Government Agency Securities.  The Funds may invest in debt securities issued or guaranteed by U.S. Government sponsored enterprises, federal agencies, and international institutions. These include securities issued by Fannie Mae, Government National Mortgage Association, Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Banks, and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, and the remainder are supported only by the credit of the instrumentality.

Long-Term, Medium to Lower Quality Corporate Debt Securities.  The Funds may invest in medium to lower quality corporate debt securities.  The High Yield Bond Fund will invest in outstanding convertible and nonconvertible corporate debt securities (e.g., bonds and debentures) that generally have maturities between 6 and 12 years.  This Fund will generally invest in long-term corporate obligations which are rated BBB or lower by Standard & Poor’s Ratings Group (“Standard & Poor’s”) or Baa or lower by Moody’s Investors Service, Inc. (“Moody’s”), or, if not rated, are of equivalent quality as determined by the Fund’s investment sub-adviser.  The Flexibly Managed Fund may invest up to 15% of its assets in lower quality corporate debt securities.  The Emerging Markets Equity Fund may invest up to 5% of its assets in high yield securities.

Please see the “Additional Risks of High Yield Investing” in the High Yield Bond Fund section above for more information about the risks of investing in high yield securities and junk bonds.

Investment Grade Corporate Debt Securities.  The Funds may invest in corporate debt securities of various maturities that are considered investment grade securities.  The Limited Maturity Bond and Quality Bond Funds will invest principally in corporate debt securities of various maturities that are considered investment grade securities by at least one of the established rating services (e.g., AAA, AA, A, or BBB by Standard & Poor’s) or, if not rated, are of equivalent quality as determined by the Funds’ investment adviser, Independence Capital Management, Inc. (“ICMI”).

Bank Obligations.  The Funds may invest in certificates of deposit, bankers’ acceptances, and other short-term debt obligations. Certificates of deposit are short-term obligations of commercial banks. A bankers’ acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions.

No Fund will invest in any security issued by a commercial bank unless:  (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank by any one Income Fund is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation, (ii) in the case of a U.S. Bank, it is a member of the Federal Deposit Insurance Corporation, and (iii) in the case of foreign banks, the security is, in the opinion of the Fund’s investment adviser, of an investment quality comparable with other debt securities which may be purchased by the Fund. These limitations do not prohibit investments in securities issued by foreign branches of U.S. banks, provided such U.S. banks meet the foregoing requirements.

Commercial Paper.  The Funds may invest in short-term promissory notes issued by corporations primarily to finance short-term credit needs. The Money Market Fund will only invest in commercial paper which is rated A-2 or better by Standard & Poor’s, Prime-2 or better by Moody’s or, if not rated, is of equivalent quality as determined by the investment adviser, and further will invest only in instruments permitted under the SEC Rule 2a-7 which governs money market fund investing.

Canadian Government Securities.  The Funds may invest in debt securities issued or guaranteed by the Government of Canada, a Province of Canada, or an instrumentality or political subdivision thereof. However, the Money Market Fund will only purchase these securities if they are marketable and payable in U.S. dollars.  The Money Market Fund will not purchase any such security if, as a result, more than 10% of the value of its total assets would be invested in such securities.

Savings and Loan Obligations.  The Funds may invest in negotiable certificates of deposit and other debt obligations of savings and loan associations. They will not invest in any security issued by a savings and loan association unless: (i) the savings and loan association has total assets of at least $1 billion, or, in the case of savings and loan associations which do not have total assets of at least $1 billion, the aggregate investment made in any one savings and loan association is limited to $100,000 and the principal amount of such investment is insured in full by the Savings Association Insurance Fund of the Federal Deposit Insurance Corporation; (ii) the savings and loan association issuing the security is a member of the Federal Home Loan Bank System; and (iii) the security is insured by the Savings Association Insurance Fund of the Federal Deposit Insurance Corporation.

No Fund will purchase any security of a small bank or savings and loan association which is not readily marketable if, as a result, more than 15% of the value of its total assets would be invested in such securities, other illiquid securities, and securities without readily available market quotations, such as restricted securities and repurchase agreements maturing in more than seven days.

Municipal Obligations.  The Funds may invest in Municipal Obligations.  The Limited Maturity Bond, Quality Bond and Large Cap Value Funds may invest in Municipal Obligations that meet such Fund’s quality standards. The two principal classifications of Municipal Obligations are “general obligation” securities and “revenue” securities. General obligation securities are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

Municipal Obligations may also include “moral obligation” bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Municipal Obligations may include variable and floating rate instruments. If such instruments are unrated, they will be determined by the adviser to be of comparable quality at the time of the purchase to rated instruments purchasable by a Fund.

To the extent a Fund’s assets are to a significant extent invested in Municipal Obligations that are payable from the revenues of similar projects, the Fund will be subject to the peculiar risks presented by the laws and economic conditions relating to such projects to a greater extent than it would be if its assets were not so invested.

Foreign Debt Securities.  The Funds may invest in foreign debt securities.  Subject to the particular Fund’s quality and maturity standards, the Limited Maturity Bond, Quality Bond, High Yield Bond and Money Market Funds may invest without limitation in the debt securities (payable in U.S. dollars) of foreign issuers in developed countries and in the securities of foreign branches of U.S. banks such as negotiable certificates of deposit (Eurodollars).  The High Yield Bond Fund may also invest up to 20% of its assets in non-U.S. dollar—denominated fixed-income securities principally traded in financial markets outside the United States.  The International Equity Fund may invest in debt securities of foreign issuers. The securities will be rated Baa or higher by Moody’s Investor Services, Inc. or BBB or higher by Standard and Poor’s Ratings Group or, if they have not been so rated, will be the equivalent of investment grade (Baa or BBB) as determined by the adviser or sub-adviser.  Investments in debt securities, including foreign debt securities, by the Large Cap Value Fund are subject to an aggregate limit of 10% of the Fund’s net assets.  The Small Cap Growth Fund may also invest up to 15% of its assets in U.S.-traded dollar denominated debt securities of foreign issuers, and up to 5% of its assets in non-dollar denominated fixed income securities issued by foreign issuers.  The Emerging Markets Equity Fund may invest up to 20% of its net assets in debt securities, including debt securities of foreign issuers.

For information on risks involved in investing in foreign securities, see information on “Investments in Foreign Equity Securities” below.

Prime Money Market Securities Defined.  Prime money market securities include: U.S. Government obligations; U.S. Government agency securities; bank or savings and loan association obligations issued by banks or savings and loan associations whose debt securities or parent holding companies’ debt securities or affiliates’

debt securities guaranteed by the parent holding company are rated AAA or A-1 or better by Standard & Poor’s, AAA or Prime-1 by Moody’s, or AAA by Fitch; commercial paper rated A-1 or better by Standard & Poor’s, Prime-1 by Moody’s, or, if not rated, issued by a corporation having an outstanding debt issue rated AAA by Standard & Poor’s, Moody’s, or Fitch; short-term corporate debt securities rated AAA by Standard & Poor’s, Moody’s, or Fitch; Canadian Government securities issued by entities whose debt securities are rated AAA by Standard & Poor’s, Moody’s, or Fitch; and repurchase agreements where the underlying security qualifies as a prime money market security as defined above.

Mortgage-Backed Securities.  Mortgage-backed securities are instruments that entitle the holder to a share of all interest and principal payments from mortgages underlying the security. The mortgages backing these securities include conventional fifteen- and thirty-year fixed-rate mortgages, graduated payment mortgages, adjustable rate mortgages and floating mortgages. Due to the possibility of prepayments of the underlying mortgage instruments, mortgage-backed securities generally do not have a known maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. An average life estimate is a function of an assumption regarding anticipated prepayment patterns, based upon current interest rates, current conditions in the relevant housing markets and other factors.  The assumption is necessarily subjective, and thus different market participants can produce different average life estimates with regard to the same security.  There can be no assurance that estimated average life will be a security’s actual average life.  Mortgage-backed securities are described in more detail below:

Government Pass-Through Securities. These are securities that are issued or guaranteed by a U.S. Government agency representing an interest in a pool of mortgage loans. The primary issuers or guarantors of these mortgage-backed securities are GNMA, Fannie Mae and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). GNMA, Fannie Mae and Freddie Mac each guarantee timely distributions of interest to certificate holders. GNMA and Fannie Mae also guarantee timely distributions of scheduled principal. In the past, Freddie Mac has only guaranteed the ultimate collection of principal of the underlying mortgage loan; however, Freddie Mac now issues mortgage-backed securities (“FHLMC Gold PCS”) which also guarantee timely payment of monthly principal reductions. Government and private guarantees do not extend to the securities’ value, which is likely to vary inversely with fluctuations in interest rates.

The market value and interest yield of these mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. These securities represent ownership in a pool of federally insured mortgage loans with a maximum maturity of 30 years. However, due to scheduled and unscheduled principal payments on the underlying loans, these securities have a shorter average maturity and, therefore, less principal volatility than a comparable 30-year bond. Since prepayment rates vary widely, it is not possible to accurately predict the average maturity of a particular mortgage-backed security. The scheduled monthly interest and principal payments relating to mortgages in the pool will be “passed through” to investors.

Government mortgage-backed securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, there will be monthly scheduled payments of principal and interest. In addition, there may be unscheduled principal payments representing prepayments on the underlying mortgages. Although these securities may offer yields higher than those available from other types of U.S. Government securities, mortgage-backed securities may be less effective than other types of securities as a means of “locking in” attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, the value of these securities likely will not rise as much as comparable debt securities due to the prepayment feature. In addition, these prepayments can cause the price of a mortgage-backed security originally purchased at a premium to decline in price to its par value, which may result in a loss.

Private Pass-Through Securities. Private pass-through securities are mortgage-backed securities issued by a non-governmental entity, such as a trust. While they are generally structured with one or more types of credit enhancement, private pass-through securities generally lack a guarantee by an entity having the credit status of a governmental agency or instrumentality. The two principal types of private mortgage-backed securities are collateralized mortgage obligations (“CMOs”) and real estate mortgage investment conduits (“REMICs”).

Commercial Mortgage-Backed Securities (“CMBS”). CMBS are generally multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. The commercial mortgage loans that underlie CMBS are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of the remaining principal balance or “balloon” is due and is repaid through the attainment of an additional loan of sale of the property.

CMOs. CMOs are securities collateralized by mortgages, mortgage pass-throughs, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage-backed bonds (general obligations of the issuers payable out of the issuers’ general funds and additionally secured by a first lien on a pool of single family detached properties). CMOs are rated in one of the two highest categories by S&P or Moody’s. Many CMOs are issued with a number of classes or series which have different expected maturities. Investors purchasing such CMOs are credited with their portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal based on a predetermined priority schedule. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-throughs to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by U.S. Government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

REMICs. REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by interests in real property. Guaranteed REMIC pass-through certificates (“REMIC Certificates”) issued by Fannie Mae or Freddie Mac represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or Fannie Mae, Freddie Mac or GNMA-guaranteed mortgage pass-through certificates. For Freddie Mac REMIC Certificates, Freddie Mac guarantees the timely payment of interest. GNMA REMIC Certificates are backed by the full faith and credit of the U.S. Government.

Adjustable Rate Mortgage Securities (“ARMS”). ARMS are a form of pass-through security representing interests in pools of mortgage loans whose interest rates are adjusted from time to time. The adjustments usually are determined in accordance with a predetermined interest rate index and may be subject to certain limits. While the value of ARMS, like other debt securities, generally varies inversely with changes in market interest rates (increasing in value during periods of declining interest rates and decreasing in value during periods of increasing interest rates), the value of ARMS should generally be more resistant to price swings than other debt securities because the interest rates of ARMS move with market interest rates. The adjustable rate feature of ARMS will not, however, eliminate fluctuations in the prices of ARMS, particularly during periods of extreme fluctuations in interest rates. Also, since many adjustable rate mortgages only reset on an annual basis, it can be expected that the prices of ARMS will fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable rate mortgages.

Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are securities that are created when a U.S. Government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the “principal-only” security (“PO”) receives the principal payments made by the underlying mortgage-backed security, while the holder of the “interest-only” security (“IO”) receives interest payments from the same underlying security. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.

Asset-Backed Securities.  The Funds may invest a portion of their assets in debt obligations known as “asset-backed securities.” The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit support provided to the securities.  The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors.  As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity.  Asset-backed securities may be classified as “pass through certificates” or “collateralized obligations.”

“Pass through certificates” are asset-backed securities which represent an undivided fractional ownership interest in an underlying pool of assets.  Pass through certificates usually provide for payments of principal and interest received to be passed through to their holders, usually after deduction for certain costs and expenses incurred in administering the pool.  Because pass through certificates represent an ownership interest in the underlying assets, the holders thereof bear directly the risk of any defaults by the obligers on the underlying assets not covered by any credit support.

Asset-backed securities issued in the form of debt instruments, also known as collateralized obligations, are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt.  Such assets are most often trade, credit card or automobile receivables.  The assets collateralizing such asset-backed securities are pledged to a trustee or custodian for the benefit of the holders thereof.  Such issuers generally hold no assets other than those underlying the asset-backed securities and any credit support provided.  As a result, although payments on such asset-backed securities are obligations of the issuers, in the event of defaults on the underlying assets not covered by any credit support, the issuing entities are unlikely to have sufficient assets to satisfy their obligations on the related asset-backed securities.

Zero Coupon and Pay-in-Kind Bonds.  The Funds may invest in zero coupon and pay-in-kind bonds.  A zero coupon security has no cash coupon payments.  Instead, the issuer sells the security at a substantial discount from its maturity value.  The interest received by the investor from holding this security to maturity is the difference between the maturity value and the purchase price.  The advantage to the investor is that reinvestment risk of the income received during the life of the bond is eliminated.  However, zero coupon bonds like other bonds retain interest rate and credit risk and usually display more price volatility than those securities that pay a cash coupon.

Pay-in-Kind (PIK) Instruments are securities that pay interest in either cash or additional securities, at the issuer’s option, for a specified period.  PIK’s, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow.  PIK bonds can be either senior or subordinated debt and trade flat (i.e., without accrued interest).  The price of PIK bonds is expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment.  PIK’s are usually less volatile than zero coupon bonds, but more volatile than cash pay securities.

For federal income tax purposes, these types of bonds will require the recognition of gross income each year even though no cash may be paid to the Fund until the maturity or call date of the bond.  A Fund will nonetheless be required to distribute substantially all of this gross income each year to comply with the Internal Revenue Code, and such distributions could reduce the amount of cash available for investment by the Fund.

Investments in Foreign Equity Securities

The Funds, other than the Money Market Fund, may invest in the equity securities of foreign issuers, including the securities of foreign issuers in emerging countries.  Certain of the Funds have adopted limitations with respect to their investments in the equity securities of foreign issuers as follows:  Large Growth Stock – 30%; Large Cap Value – 25%; Large Cap Growth – 25%, Mid Cap Growth – 25%; Mid Cap Value – 25%, Mid Core Value – 10%, Small Cap Value – 15%; Small Cap Growth – 15%; Flexibly Managed – 25% and REIT – 25%.  The International Equity Fund, under normal circumstances, will have at least 65% of its assets in such investments.  Under normal circumstances, at least 80% of the Emerging Markets Equity Fund’s assets will be invested in equity securities located in emerging market countries.  Under normal circumstances, the Developed International Index Fund invests at least 80% of its net assets in securities listed in the Morgan Stanley Capital International® Europe, Australasia, Far East (MSCI EAFE) Index.  The Large Core Value Fund may invest up to 25% of its total assets in foreign securities, some of which may be located in emerging market countries.  Because the Funds may invest in foreign securities, the Funds involve risks that are different in some respects from an investment in a fund which invests only in securities of U.S. domestic issuers.  Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.  There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to those applicable to U.S. companies.  Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than in the United States. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, imposition of withholding taxes on dividend or interest payments, and currency blockage (which would prevent cash from being brought back to the United States).  The sub-advisers for the Small Cap Growth, Large Core Growth, Large Core Value, Mid Core Value, Large Cap Value and the Mid Cap Value Funds do not consider ADRs and securities of companies domiciled outside the U.S. but whose principal trading market is in the U.S. to be “foreign securities.”

Emerging or developing markets exist in countries that are considered to be in the initial stages of industrialization.  The risks of investing in these markets are similar to the risks of international investing in general, although the risks are greater in emerging and developing markets.  Countries with emerging or developing securities markets tend to have economic structures that are less stable than countries with developed securities markets.  This is because their economies may be based on only a few industries and their securities markets may trade a small number of securities.  Prices on these exchanges tend to be volatile, and securities in these countries historically have offered greater potential for gain (as well as loss) than securities of companies located in developed countries.

Investments in Smaller Companies

The Funds, other than the Money Market Fund, may invest in securities of small- and mid-cap companies.  Small Cap Value, Small Cap Growth, SMID Cap Value, SMID Cap Growth and the Small Cap Index Funds may invest a substantial portion of their assets in securities issued by smaller capitalization companies.  Such companies may offer greater opportunities for capital appreciation than larger companies, but investments in such companies may involve certain special risks.  Such companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group.  While the markets in securities of such companies have grown rapidly in recent years, such securities may trade less frequently and in smaller volume than more widely held securities.  The values of these securities may fluctuate more sharply than those of other securities, and a Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices.  There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, and it may take a longer period of time for the prices of such securities to reflect the full value of their issuers’ underlying earnings potential or assets.  Some securities of smaller issuers may be restricted as to resale or may otherwise be highly illiquid.  The ability of a Fund to dispose of such securities may be greatly limited, and a Fund may have to continue to hold such securities during periods when they would otherwise be sold.

Investments in Unseasoned Companies

The Funds, other than the Money Market Fund, may invest in companies (including predecessors) which have operated less than three years.  The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case.  In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

Foreign Currency Transactions

As a means of reducing the risks associated with investing in securities denominated in foreign currencies, a Fund, other than the Money Market Fund, may purchase or sell foreign currency on a forward basis (“forward contracts”), enter into foreign currency futures and options on futures contracts (“forex futures”) and foreign currency options (“forex options”).  These investment techniques may be used to either hedge against anticipated future changes in currency prices that otherwise might adversely affect the value of the Fund’s investments or to provide a Fund with exposure to a particular currency.

Forward contracts involve an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers.  A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

Forex futures are standardized contracts for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract.  Forex futures traded in the United States are traded on regulated futures exchanges.  A Fund will incur brokerage fees when it purchases or sells forex futures and it will be required to maintain margin deposits.  Parties to a forex future must make initial margin deposits to secure performance of the contract, which generally range from 2% to 5% of the contract price.  There also are requirements to make “variation” margin deposits as the value of the futures contract fluctuates.

When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to “lock in” the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.  When the adviser or sub-adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract to sell, for a fixed amount of dollars, the amount of the foreign currency approximating the value of some or all of the Fund’s portfolio securities denominated in such foreign currency.  The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures.  The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.  The Large Growth Stock Fund, Large Cap Value Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Small Cap Value Fund, Small Cap Growth Fund and High Yield Bond Fund do not intend to enter into such forward contracts under these circumstance on a regular or continuous basis, and will not do so if, as a result, the Fund will have more than 15% of the value of its total assets committed to the consummation of such contracts.  The Large Growth Stock Fund, Large Cap Value Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Small Cap Value Fund, Small Cap Growth Fund and High Yield Bond Fund will also not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate them to deliver an amount of foreign currency in excess of the value of the Fund’s portfolio securities or other assets denominated in that currency.  The International Equity Fund and Emerging Markets Equity Fund may enter into a forward contract to buy or sell foreign currency (or another currency which acts as a proxy for that currency) approximating the value of some or all of the Fund’s portfolio securities denominated in such currency. In certain circumstances the adviser or sub-adviser to the International Equity Fund and Emerging Markets Equity Fund may commit a substantial portion of the portfolio to the consummation of forward contracts.  The Developed International Index Fund may use forward contracts and forex futures to gain exposure to a particular currency.  The REIT Fund may use currency forward contracts to manage risks and to facilitate transactions in foreign securities.  Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies.  A Fund’s custodian bank will place cash or liquid equity or debt securities in a separate account of the Fund or “earmark” such securities in an amount equal to the value of the Fund’s total assets committed to the consummation of forward foreign currency exchange contracts entered into under the second circumstance, as set forth above.  If the value of the securities “earmarked” or placed in the separate account declines, additional cash or securities will be “earmarked” or placed in the account on a daily basis so that the value of the “earmarked” cash or securities or the separate account will equal the amount of the Fund’s commitments with respect to such contracts.

At the maturity of a forward contract, a Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If a Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between a Fund’s entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase.  Should forward prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

It also should be realized that this method of protecting the value of a Fund’s portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result from the value of such currency increase.

Although the Funds value their assets daily in terms of U.S. dollars, they do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis.  They will do so from time to time, and investors should be aware of the costs of currency conversion.  Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies.  Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Repurchase Agreements, Reverse Repurchase Agreements and Mortgage Dollar Rolls

Each Fund may enter into repurchase agreements through which an investor (such as a Fund) purchases a security (known as the “underlying security”) from a well-established securities dealer or a bank that is a member of the Federal Reserve System.  Concurrently, the bank or securities dealer agrees to repurchase the underlying security at a future point at the same price, plus specified interest. Repurchase agreements are generally for a short period of time, often less than a week.  The Limited Maturity Bond and Quality Bond Funds will only enter into a repurchase agreement where the underlying securities are (excluding maturity limitations) rated within the four highest credit categories assigned by established rating services (AAA, Aa, A, or Baa by Moody’s or AAA, AA, A, or BBB by Standard & Poor’s), or, if not rated, of equivalent investment quality as determined by the investment adviser.  With the exception of the Money Market Fund, the underlying security must be rated within the top three credit categories, or, if not rated, must be of equivalent investment quality as determined by the investment adviser or sub-adviser.  In the case of the Money Market Fund, the underlying security must be rated within the top credit category or, if not rated, must be of comparable investment quality as determined by the investment adviser and the repurchase agreement must meet the other quality and diversification standards of Rule 2a-7 under the Investment Company Act of 1940, as amended.  In addition, each Fund will only enter into a repurchase agreement where (i) the market value of the underlying security, including interest accrued, will be at all times equal to or exceed the value of the repurchase agreement, and (ii) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent. In the event of a bankruptcy or other default of a seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while a Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

The Funds may engage in reverse repurchase agreements to facilitate portfolio liquidity, a practice common in the mutual fund industry, or for arbitrage transactions as discussed below.  In a reverse repurchase agreement, a Fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price.  The Funds generally retain the right to interest and principal payments on the security.  If a Fund uses the cash it obtains to invest in other securities, this may be considered a form of leverage and may expose the Fund to a greater risk. Leverage tends to magnify the effect of any decrease or increase in the value on a Fund’s portfolio’s securities. Because a Fund receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing.

When required by guidelines of the SEC, the Funds will set aside permissible liquid assets earmarked or in a segregated account to secure its obligations to repurchase the security.

The reverse repurchase agreements entered into by the Funds may be used as arbitrage transactions in which the Funds will maintain an offsetting position in short duration investment-grade debt obligations.  Since the Funds will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage.  However, since such securities or repurchase agreements will be high quality and short duration, the investment adviser or sub-adviser believes that such arbitrage transactions present lower risks to the Funds than those associated with other types of leverage.

Mortgage “dollar rolls” or “covered rolls,” are transactions in which a Fund sells securities (usually mortgage-backed securities) and simultaneously contracts to repurchase typically in 30 or 60 days, substantially similar, but not identical, securities on a specified future date. During the roll period, a Fund forgoes principal and interest paid on such securities. A Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. At the end of the roll commitment period, a Fund may or may not take delivery of the securities it has contracted to purchase.  Mortgage dollar rolls may be renewed prior to cash settlement and initially may involve only a firm commitment agreement by the Fund to buy a security.  A “covered roll” is a specific type of mortgage dollar roll for which there is an offsetting cash position or cash equivalent securities position that matures on or before the forward settlement date of the mortgage dollar roll transaction. As used herein the term “mortgage dollar roll” refers to mortgage dollar rolls that are not “covered rolls.”  If the broker-dealer to whom a Fund sells the security becomes insolvent, the Fund’s right to repurchase the security may be restricted. Other risks involved in entering into mortgage dollar rolls include the risk that the value of the security may change adversely over the term of the mortgage dollar roll and that the security a Fund is required to repurchase may be worth less than the security that the Fund originally held.  To avoid senior security concerns, a Fund will “cover” any mortgage dollar roll as required by the 1940 Act.

Lending of Portfolio Securities

For the purpose of realizing additional income, each Fund may make secured loans of portfolio securities amounting to not more than 30% of its total assets.  This policy is a fundamental policy for all the Funds, except for the Large Core Growth, Large Core Value, SMID Cap Growth, SMID Cap Value, Emerging Market Equity, Small Cap Index, Developed International Index, Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds.  Securities loans are made to unaffiliated broker-dealers or institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent.  The collateral received will consist of government securities, letters of credit or such other collateral as may be permitted under its investment program and by regulatory agencies and approved by the Board of Directors.  While the securities are being lent, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower.  Each Fund has a right to call each loan and obtain the securities within such period of time which coincides with the normal settlement period for purchases and sales of such securities in the respective markets.  No Fund will have the right to vote securities while they are being lent, but it will call a loan in anticipation of any material vote.  Efforts to recall such securities promptly may be unsuccessful, especially for foreign securities or thinly traded securities such as small-cap stocks.  In addition, because recalling a security may involve expenses to a Fund, it is expected that a Fund will do so only where the items being voted upon are, in the judgment of the investment adviser or sub-adviser, either material to the economic value of the security or threaten to materially impact the issuer’s corporate governance policies or structure.  The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.  Loans will only be made to firms deemed by the adviser to be of good standing and will not be made unless, in the judgment of the adviser, the consideration to be earned from such loans would justify the risk.

Illiquid Securities

Illiquid securities generally are those which may not be sold in the ordinary course of business within seven days at approximately the value at which the Fund has valued them.

The Funds may purchase securities which are not registered under the Securities Act of 1933 but which can be sold to qualified institutional buyers in accordance with Rule 144A under that Act or securities that are offered in an exempt non-public offering under the Act, including unregistered equity securities offered at a discount in a private placement that are issued by companies that have outstanding, publicly traded equity securities of the same class (a “private investment in public equity,” or a “PIPE”).  Any such security will not be considered illiquid so long as it is determined by the adviser or sub-adviser, acting under guidelines approved and monitored by the Board of Directors, that an adequate trading market exists for that security.  In making that determination, the adviser or sub-adviser will consider, among other relevant factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades. A Fund’s treatment of Rule 144A securities as liquid could have the effect of increasing the level of fund illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.  The adviser or sub-adviser will continue to monitor the liquidity of any Rule 144A security which has been determined to be liquid.  If a security is no longer liquid because of changed conditions, the holdings of illiquid securities will be reviewed to determine if any steps are required to assure compliance with applicable limitations on investments in illiquid securities.

Warrants

The Funds may invest in warrants.  The Limited Maturity Bond, Index 500, Mid Cap Growth and Mid Cap Value Funds may, consistent with their investment objectives and policies, invest an unlimited amount in warrants.  The Flexibly Managed, Large Growth Stock and High Yield Bond Funds may invest in warrants if, after such investment, no more than 10% of the value of a Fund’s net assets would be invested in warrants.  The Large Cap Value, Small Cap Value, Mid Core Value, Small Cap Growth, International Equity, Quality Bond and Money Market Funds may invest in warrants; however, not more than 5% of any such Fund’s assets (measured at the time of purchase) will be invested in warrants other than warrants acquired in units or attached to other securities.  Of such 5%, not more than 2% of such assets at the time of purchase may be invested in warrants that are not listed on the New York or American Stock Exchange.  Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time.  They do not represent ownership of the securities, but only the right to buy them.  They have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone.  The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

When-Issued Securities

The Funds, other than the Money Market Fund, may from time to time purchase securities on a “when-issued” basis.  The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date.  Normally, the settlement date occurs within one month of the purchase.  During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund purchasing the when-issued security. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund’s other assets.  While when-issued securities may be sold prior to the settlement date, the Funds intend to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons.  At the time the particular Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value.  The advisers do not believe that the net asset value or income of the Funds will be adversely affected by the respective Fund’s purchase of securities on a when-issued basis.  The Funds will maintain cash and marketable securities equal in value to commitments for when-issued securities.  Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

The Quality Bond Fund’s Policy Regarding Industry Concentration

When the market for corporate debt securities is dominated by issues in the gas utility, gas transmission utility, electric utility, telephone utility, or petroleum industries, the Quality Bond Fund will as a matter of fundamental policy concentrate 25% or more, but not more than 50%, of its assets in any one such industry, if the Fund has cash for such investment (i.e., will not sell portfolio securities to raise cash) and, if in Independence Capital Management, Inc.’s judgment, the return available and the marketability, quality, and availability of the debt securities of such industry justifies such concentration in light of the Fund’s investment objective.  Domination would exist with respect to any one such industry, when, in the preceding 30-day period, more than 25% of all new-issue corporate debt offerings (within the four highest grades of Moody’s or S&P and with maturities of 10 years or less) of $25,000,000 or more consisted of issues in such industry.  Although the Fund will normally purchase corporate debt securities in the secondary market as opposed to new offerings, Independence Capital Management, Inc. believes that the new issue-based dominance standard, as defined above, is appropriate because it is easily determined and represents an accurate correlation to the secondary market. Investors should understand that concentration in any industry may result in increased risk. Investments in any of these industries may be affected by environmental conditions, energy conservation programs, fuel shortages, difficulty in obtaining adequate return on capital in financing operations and large construction programs, and the ability of the capital markets to absorb debt issues. In addition, it is possible that the public service commissions which have jurisdiction over these industries may not grant future increases in rates sufficient to offset increases in operating expenses.  These industries also face numerous legislative and regulatory uncertainties at both federal and state government levels. Independence Capital Management, Inc. believes that any risk to the Fund which might result from concentration in any industry will be minimized by the Fund’s practice of diversifying its investments in other respects.  The Quality Bond Fund’s policy with respect to industry concentration is a fundamental policy.  See INVESTMENT RESTRICTIONS below.

Options

Each Fund, other than the Money Market Fund, may write covered call and buy put options on its portfolio securities and purchase call or put options on securities and securities indices.  The aggregate market value of the portfolio securities covering call or put options will not exceed 25% of a Fund’s total assets. Such options may be exchange-traded or dealer options.  An option gives the owner the right to buy or sell securities at a predetermined exercise price for a given period of time.  Although options will primarily be used to minimize principal fluctuations, or to generate additional premium income for the Funds, they do involve certain risks.  Writing covered call options involves the risk of not being able to effect closing transactions at a favorable price or participate in the appreciation of the underlying securities or index above the exercise price.  The High Yield Bond Fund may engage in other options transactions described in INVESTMENT RESTRICTIONS below, including the purchase of spread options, which give the owner the right to sell a security that it owns at a fixed dollar spread or yield spread in relation to another security that the owner does not own, but which is used as a benchmark.

A Fund will write call options only if they are “covered.”  This means that a Fund will own the security or currency subject to the option or an option to purchase the same underlying security or currency, having an exercise price equal to or less than the exercise price of the “covered” option, or will earmark or segregate cash, U.S. Government securities or other liquid debt obligations having a value equal to the fluctuating market value of the optioned securities.

Options trading is a highly specialized activity which entails greater than ordinary investment risks.  Options on particular securities may be more volatile than the underlying securities, and therefore, on a percentage basis, more risky than an investment in the underlying securities themselves.

There are several risks associated with transactions in options on securities and indices.  For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives.  In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange (“Exchange”), may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

Futures Contracts

Each Fund, other than the Money Market Fund, may invest in futures contracts and options thereon (interest rate futures contracts, currency futures or stock index futures contracts, as applicable).  Each Fund will limit its use of futures contracts so that: (i) no more than 5% of the Fund’s total assets will be committed to initial margin deposits or premiums on options and (ii) immediately after entering into such contracts, no more than 30% of the Fund’s total assets would be represented by such contracts.  Such futures contracts may be entered into for speculative purposes, to hedge risks associated with the Fund’s securities investments or to provide an efficient means of regulating its exposure to the market.  When buying or selling futures contracts, a Fund must place a deposit with its broker equal to a fraction of the contract amount.  This amount is known as “initial margin” and must be in the form of liquid debt instruments, including cash, cash-equivalents and U.S. government securities. Subsequent payments to and from the broker, known as “variation margin” may be made daily, if necessary, as the value of the futures contracts fluctuates.  This process is known as “marking-to-market.”  The margin amount will be returned to a Fund upon termination of the futures contracts assuming all contractual obligations are satisfied. Because margin requirements are normally only a fraction of the amount of the futures contracts in a given transaction, futures trading can involve a great deal of leverage.  In order to avoid this, a Fund will earmark or segregate assets for any outstanding futures contracts as may be required under the federal securities laws.

Successful use of futures by a Fund is subject, first, to the investment adviser’s or sub-adviser’s ability to correctly predict movements in the direction of the market.  For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have approximately equal offsetting losses in its futures positions.

Even if the investment adviser or sub-adviser has correctly predicted market movements, the success of a futures position may be affected by imperfect correlations between the price movements of the futures contract and the securities being hedged.  A Fund may purchase or sell futures contracts on any stock index or interest rate index or instrument whose movements will, in the investment adviser’s or sub-adviser’s judgment, have a significant correlation with movements in the prices of all or portions of the Fund’s portfolio securities.  The correlation between price movements in the futures contract and in the portfolio securities probably will not be perfect, however, and may be affected by differences in historical volatility or temporary price distortions in the futures markets.  To attempt to compensate for such differences, the Fund could purchase or sell futures contracts with a greater or lesser value than the securities it wished to hedge or purchase.  Despite such efforts, the correlation between price movements in the futures contract and the portfolio securities may be worse than anticipated, which could cause the Fund to suffer losses even if the investment adviser had correctly predicted the general movement of the market.

A Fund which engages in the purchase or sale of futures contracts may also incur risks arising from illiquid markets.  The ability of a Fund to close out a futures position depends on the availability of a liquid market in the futures contract, and such a market may not exist for a variety of reasons, including daily limits on price movements in futures markets.  In the event a Fund is unable to close out a futures position because of illiquid markets, it would be required to continue to make daily variation margin payments, and could suffer losses due to market changes in the period before the futures position could be closed out.

The trading of futures contracts is also subject to the risks of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

Options on futures contracts are subject to risks similar to those described above, and also to a risk of loss due to an imperfect correlation between the option and the underlying futures contract.

Investment Companies

Each Fund may invest in securities issued by other investment companies; including those of affiliated investment companies.  Securities of investment companies will be acquired by a Fund within the limits prescribed by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rule or regulations may be amended or interpreted from time to time.  The Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds will invest substantially all their assets in other Penn Series Funds.  The High Yield Bond, Large Growth Stock and Flexibly Managed Funds also may invest cash reserves in shares of a T. Rowe Price internally-managed money market fund.  In addition to the advisory fees and other expenses a Fund bears directly in connection with its own operations, as a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company’s advisory fees and other expenses.

The Funds may invest in Exchange Traded Funds (“ETFs”).  These are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. The fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs.

Except for the Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocations Funds, each Fund is prohibited from acquiring any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(G) or Section 12(d)(1)(F) of the 1940 Act.

Real Estate Investment Trusts

The Funds may invest in shares of REITs.  REITs are pooled investment vehicles which invest primarily in real estate or real estate related loans.  REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs.  Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents.  Equity REITs can also realize capital gains by selling properties that have appreciated in value.  Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.  Like regulated investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Internal Revenue Code.  The Funds will indirectly bear their proportionate share of any expenses paid by REITs in which they invest in addition to the expenses paid by the Funds.  Investing in REITs involves certain unique risks.  Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended.  REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects.  REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the Act.  REITs (especially mortgage REITs) are also subject to interest rate risks.

Investing in foreign real estate companies makes a Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general.  In addition, foreign real estate companies depend upon specialized management skills, may not be diversified, may have less trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets.  Foreign real estate companies have their own expenses, and a Fund will bear a proportionate share of those expenses.

Loan Participations and Assignments

The Funds may invest in loan participations and assignments (collectively “participations”).  Such participations will typically be participating interests in loans made by a syndicate of banks, represented by an agent bank which has negotiated and structured the loan, to corporate borrowers to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buyouts and other corporate activities.  Such loans may also have been made to governmental borrowers, especially governments of developing countries (LDC debt).  LDC debt will involve the risk that the governmental entity responsible for the repayment of the debt may be unable or unwilling to do so when due.  The loans underlying such participations may be secured or unsecured, and the Fund may invest in loans collateralized by mortgages on real property or which have no collateral.  The loan participations themselves may extend for the entire term of the loan or may extend only for short “strips” that correspond to a quarterly or monthly floating rate interest period on the underlying loan.  Thus, a term or revolving credit that extends for several years may be subdivided into shorter periods.

The loan participations in which the Funds will invest will also vary in legal structure.  Occasionally, lenders assign to another institution both the lender’s rights and obligations under a credit agreement.  Since this type of assignment relieves the original lender of its obligations, it is called a novation.  More typically, a lender assigns only its right to receive payments of principal and interest under a promissory note, credit agreement or similar document.  A true assignment shifts to the assignee the direct debtor-creditor relationship with the underlying borrower.  Alternatively, a lender may assign only part of its rights to receive payments pursuant to the underlying instrument or loan agreement.  Such partial assignments, which are more accurately characterized as “participating interests,” do not shift the debtor-creditor relationship to the assignee, who must rely on the original lending institution to collect sums due and to otherwise enforce its rights against the agent bank which administers the loan or against the underlying borrower.

Because the Funds are allowed to purchase debt securities, including debt securities at private placement, the Fund will treat loan participations as securities and not subject to its fundamental investment restriction prohibiting the Fund from making loans.

There may not be a liquid public market for the loan participations.  Hence, the Funds may be required to consider loan participations as illiquid securities and subject them to the Funds’ restriction on investing no more than 15% of assets in securities for which there is no readily available market.  The Funds would initially impose a limit of no more than 5% of total assets in illiquid loan participations.  The Large Cap Growth Fund currently does not intend to invest more than 5% of its assets in loan participations.

Where required by applicable SEC positions, the Funds will treat both the corporate borrower and the bank selling the participation interest as an issuer for purposes of its fundamental investment restriction which prohibits investing more than 5% of Fund assets in the securities of a single issuer.

Various service fees received by the Funds from loan participations may be treated as non-interest income depending on the nature of the fee (commitment, takedown, commission, service or loan origination).  To the extent the service fees are not interest income, they will not qualify as income under Section 851(b) of the Internal Revenue Code.  Thus the sum of such fees plus any other non-qualifying income earned by the Fund cannot exceed 10% of total income.

Trade Claims

The Funds may invest up to 5% of their total assets in trade claims.  Trade claims are non-securitized rights of payment arising from obligations other than borrowed funds.  Trade claims typically arise when, in the ordinary course of business, vendors and suppliers extend credit to a company by offering payment terms.  Generally, when a company files for bankruptcy protection payments on these trade claims cease and the claims are subject to a compromise along with the other debts of the company.  Trade claims typically are bought and sold at a discount reflecting the degree of uncertainty with respect to the timing and extent of recovery.  In addition to the risks otherwise associated with low-quality obligations, trade claims have other risks, including the possibility that the amount of the claim may be disputed by the obligor.

Over the last few years a market for the trade claims of bankrupt companies has developed.  Many vendors are either unwilling or lack the resources to hold their claim through the extended bankruptcy process with an uncertain outcome and timing.  Some vendors are also aggressive in establishing reserves against these receivables, so that the sale of the claim at a discount may not result in the recognition of a loss.

Trade claims can represent an attractive investment opportunity because these claims typically are priced at a discount to comparable public securities.  This discount is a reflection of a less liquid market, a smaller universe of potential buyers and the risks peculiar to trade claim investing.  It is not unusual for trade claims to be priced at a discount to public securities that have an equal or lower priority claim.

As noted above, investing in trade claims does carry some unique risks which include:

Establishing the Amount of the Claim.  Frequently, the supplier’s estimate of its receivable will differ from the customer’s estimate of its payable.  Resolution of these differences can result in a reduction in the amount of the claim.  This risk can be reduced by only purchasing scheduled claims (claims already listed as liabilities by the debtor) and seeking representations from the seller.

Defenses to Claims.  The debtor has a variety of defenses that can be asserted under the bankruptcy code against any claim.  Trade claims are subject to these defenses, the most common of which for trade claims relates to preference payments.  Preference payments are all payments made by the debtor during the 90 days prior to the bankruptcy filing.  These payments are presumed to have benefited the receiving creditor at the expense of the other creditors.  The receiving creditor may be required to return the payment unless it can show the payments were received in the ordinary course of business. While none of these defenses can result in any additional liability of the purchaser of the trade claim, they can reduce or wipe out the entire purchased claim.  This risk can be reduced by seeking representations and indemnification from the seller.

Documentation/Indemnification.  Each trade claim purchased requires documentation that must be negotiated between the buyer and seller.  This documentation is extremely important since it can protect the purchaser from losses such as those described above.  Legal expenses in negotiating a purchase agreement can be fairly high.  Additionally, it is important to note that the value of an indemnification depends on the seller’s credit.

Volatile Pricing Due to Illiquid Market.  There are only a handful of brokers for trade claims and the quoted price of these claims can be volatile.  Accordingly, trade claims may be illiquid investments.

No Current Yield/Ultimate Recovery.  Trade claims are almost never entitled to earn interest.  As a result, the return on such an investment is very sensitive to the length of the bankruptcy, which is uncertain.  Although not unique to trade claims, it is worth noting that the ultimate recovery on the claim is uncertain and there is no way to calculate a conventional yield to maturity on this investment.  Additionally, the exit for this investment is a plan of reorganization which may include the distribution of new securities.  These securities may be as illiquid as the original trade claim investment.

Tax Issue.  Although the issue is not free from doubt, it is likely that trade claims would be treated as non-securities investments. As a result, any gains would be considered “non-qualifying” under the Internal Revenue Code.  A Fund may have up to 10% of its gross income (including capital gains) derived from non-qualifying sources.

Swap Agreements

Swap Agreements are privately negotiated over-the-counter derivative products in which two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities (referred to as the “underlying”) and a predetermined amount (referred to as the “notional amount”). The underlying for a swap may be an interest rate (fixed or floating), a currency exchange rate, a commodity price index, a security, group of securities or a securities index, a combination of any of these, or various other rates, assets or indices. Swap agreements generally do not involve the delivery of the underlying or principal, and a party’s obligations generally are equal to only the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the swap agreement.

Swap agreements can be structured to increase or decrease a Fund’s exposure to long or short term interest rates, corporate borrowing rates and other conditions, such as changing security prices and inflation rates. They also can be structured to increase or decrease a Fund’s exposure to specific issuers or specific sectors of the bond market such as mortgage securities.  For example, if a Fund agreed to pay a longer-term fixed rate in exchange for a shorter-term floating rate while holding longer-term fixed rate bonds, the swap would tend to decrease the Fund’s exposure to longer-term interest rates.  Swap agreements tend to increase or decrease the overall volatility of a Fund’s investments and its share price and yield.  Changes in interest rates, or other factors determining the amount of payments due to and from the Fund, can be the most significant factors in the performance of a swap agreement. If a swap agreement calls for payments from a Fund, the Fund must be prepared to make such payments when they are due. In order to help minimize risks, the Funds will earmark or segregate appropriate assets for any accrued but unpaid net amounts owed under the terms of a swap agreement entered into on a net basis.  All other swap agreements will require the Funds to earmark or segregate assets in the amount of the accrued amounts owed under the swap.  The Funds could sustain losses if a counterparty does not perform as agreed under the terms of the swap. The Funds will enter into swap agreements with counterparties deemed creditworthy by the investment adviser or sub-adviser.

In addition, the Funds may invest in swaptions, which are privately-negotiated option-based derivative products.  Swaptions give the holder the right to enter into a swap.  The Funds may use a swaption in addition to or in lieu of a swap involving a similar rate or index.

INVESTMENT RESTRICTIONS

Except as otherwise specified, the investment restrictions described below have been adopted as fundamental policies of the respective Funds.  Fundamental policies may not be changed without the approval of the lesser of:  (1) 67% of a Fund’s shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the Fund’s outstanding shares.  Operating policies are subject to change by Penn Series’ Board of Directors without shareholder approval.  Policies and investment limitations that state a maximum percentage of assets that may be invested in a security or other asset, or that set forth a quality standard shall be measured immediately after and as a result of a Fund’s acquisition of such security or asset, unless otherwise noted. Except with respect to limitations on borrowing and futures and option contracts, any subsequent change in net assets or other circumstances does not require a Fund to sell an investment if it could not then make the same investment.  With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances cause a Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable.

Money Market Fund

Investment restrictions (1) through (4), (6), (8) through (12), and (16) described below have been adopted by the Money Market Fund and are fundamental policies, except as otherwise indicated.  Restrictions (5), (7), and (13) through (15) are operating policies subject to change by the Board of Directors without shareholder approval.

The Fund may not: (1) purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result: (a) Percent Limit on Assets Invested in Any One Issuer. More than 5% of the value of the Fund’s total assets would be invested in the securities of a single issuer (including repurchase agreements with any one issuer); (b) Percent Limit on Share Ownership of Any One Issuer. More than 10% of the outstanding voting securities of any issuer would be held by the Fund; (c) Industry Concentration. Twenty-five percent or more of the value of the Fund’s total assets would be invested in the securities of issuers having their principal business activities in the same industry; provided that this limitation does not apply to obligations issued or guaranteed by the U.S. Government, or its agencies or instrumentalities, or to certificates of deposit, or bankers’ acceptances; (d) Unseasoned Issuers. More than 5% of the value of the Fund’s total assets would be invested in the securities of issuers which at the time of purchase had been in operation for less than three years, including predecessors and unconditional guarantors; (2) Equity Securities.  Purchase any common stocks or other equity securities, or securities convertible into equity securities; (3) Restricted or Illiquid Securities. Purchase restricted securities, illiquid securities, or securities without readily available market quotations, or invest more than 10% of the value of its total assets in repurchase agreements maturing in more than seven days and in the obligations of small banks and savings and loan associations which do not have readily available market quotations; (4) Real Estate. Purchase or sell real estate (although it may purchase money market securities secured by real estate or interests therein, or issued by companies which invest in real estate or interests therein); (5) Investment Companies. Purchase securities of open-end and closed-end investment companies, except to the extent permitted by the Investment Company Act of 1940 and any rules adopted thereunder; (6)

Commodities. Purchase or sell commodities or commodity contracts; (7) Oil and Gas Programs. Purchase participations or other direct interests in oil, gas, or other mineral exploration or development programs; (8) Purchases on Margin. Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities; (9) Loans. Make loans, although the Fund may (i) purchase money market securities and enter into repurchase agreements, and (ii) lend portfolio securities provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 30% of the value of the Fund’s total assets; (10) Borrowing. Borrow money, except that the Fund may borrow from banks as a temporary measure for extraordinary or emergency purposes, and then only from banks in amounts not exceeding the lesser of 10% of its total assets valued at cost or 5% of its total assets valued at market.  The Fund will not borrow in order to increase income (leveraging), but only to facilitate redemption requests which might otherwise require untimely disposition of portfolio securities.  Interest paid on any such borrows will reduce net investment income; (11) Mortgaging. Mortgage, pledge, hypothecate or, in any other manner, transfer as security for indebtedness any security owned by the Fund, except as may be necessary in connection with permissible borrows, in which event such mortgaging, pledging, or hypothecating may not exceed 15% of the Fund’s assets, valued at cost; provided, however, that as a matter of operating policy, which may be changed without shareholder approval, the Fund will limit any such mortgaging, pledging, or hypothecating to 10% of its net assets, valued at market; (12) Underwriting. Underwrite securities issued by other persons, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase of government securities directly from the issuer in accordance with the Fund’s investment objectives, program, and restrictions; (13) Control of Portfolio Companies. Invest in companies for the purpose of exercising management or control; (14) Puts, Calls, Etc. Invest in puts, calls, straddles, spreads, or any combination thereof; or (15) Senior Securities. Issue any class of securities senior to any other class of securities.

Limited Maturity Bond Fund

Investment restrictions (1) through (9) have been adopted by the Limited Maturity Bond Fund as fundamental policies.

The Fund may not:  (1) Diversification. With respect to 75% of its assets, invest more than 5% of the value of the Fund’s total assets in the securities of a single issuer or purchase more than 10% of the outstanding voting securities of any one issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities; (2) Industry Concentration. Purchase  securities of any issuer if, as a result, more than twenty-five percent  of the value of the Fund’s total assets would be invested in the securities of issuers having their principal activities in the same industry; provided, however, that (i) there are no limitations on the amount that may be invested in the securities of the U.S. Government and instrumentalities; (ii) the Fund may invest in the securities of open-end management investment companies to the extent  permitted by applicable law; (iii) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (iv) financial services companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (v) asset backed securities will be classified according to the underlying assets securing such securities; (3) Real Estate. Purchase or sell real estate although it may purchase or sell securities of companies whose business involves the purchase or sale of real estate and may purchase and sell securities that are secured by interests in real estate; (4) Investment Companies. Purchase securities of open-end and closed-end investment companies, except to the extent permitted by the Investment Company Act of 1940 and any rules adopted thereunder; (5) Commodities.  Purchase or sell commodities or commodity contracts, unless acquired as a result of ownership of securities or other instruments (except this shall not prevent the Fund from entering into interest rate futures contracts or options thereon or from investing in securities or other instruments backed by the physical commodities); (6) Borrowing. Borrow money except to the extent permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time; (7) Underwriting. Act as an underwriter of securities within the meaning of the Federal securities laws, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities; (8)  Senior Securities. Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowing as described in (6) above or as permitted by rule, regulation or order of the SEC.  Restrictions on senior securities do not apply to certain techniques (such as reverse repurchase agreements) entered into in compliance with applicable laws and interpretations thereof; and (9) Lending.  Make loans, except that the Fund may purchase or hold debt instruments and may enter into repurchase agreements and make loans of portfolio securities in accordance with its investment objectives and policies.

Quality Bond Fund

Investment restrictions (1), (2), (4) through (9), (13) and (14) have been adopted by the Quality Bond Fund as fundamental policies, except as otherwise indicated.  Restrictions (3) and (10) through (12) are operating policies subject to change by the Board of Directors without shareholder approval.

The Fund may not:  (1)(a)  Diversification.  With respect to 75% of its assets, invest more than 5% of the value of the Fund’s total assets in the securities of a single issuer or purchase more than 10% of the outstanding voting securities of any one issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities; (b) Industry Concentration.  Twenty-five percent or more of the value of the Fund’s total assets would be invested in the securities of issuers having their principal activities in the same industry; provided, however, that the Fund will invest 25% or more of its assets, but not more than 50%, in any one of the gas utility, gas transmission utility, electric utility, telephone utility, and petroleum industries under certain circumstances (see The Quality Bond Fund’s Policy Regarding Industry Concentration above), but this limitation does not apply to bank certificates of deposit; (c) Unseasoned Issuers.  More than 5% of the value of the Fund’s total assets would be invested in the securities (taken at cost) of issuers which at the time of purchase had been in operation less than three years (for this purpose, the period of operation of any issuer shall include the period of operation of any predecessor or unconditional guarantor of the issuer) and in equity securities which are not readily marketable for reasons other than restrictions against sale to the public without registration under the Securities Act of 1933; (d) Restricted Securities. More than 10% of the value of the total assets of the Fund would be invested in securities which are subject to legal or contractual restrictions on resale; or (e) Warrants. More than 2% of the value of the total assets of the Fund would be invested in warrants which are not listed on the New York Stock Exchange or the American Stock Exchange, or more than 5% of the value of the total assets of the Fund would be invested in warrants whether or not so listed, such warrants in each case to be valued at the lesser of cost or market, but assigning no value to warrants acquired by the Fund in units with or attached to debt securities; (2) Real Estate. Purchase or sell real estate (although it may purchase securities of companies whose business involves the purchase or sale of real estate); (3) Investment Companies. Purchase securities of open-end and closed-end investment companies, except to the extent permitted by the Investment Company Act of 1940 and any rules adopted thereunder; (4) Commodities.  Purchase or sell commodities or commodity contracts, except that the Fund may enter into interest rate futures contracts, subject to (14) below; (5) Short Sales and Purchases on Margin. Purchase securities on margin or effect short sales of securities, but the Fund may make margin deposits in connection with interest rate futures transactions subject to (14) below; (6) Loans. Make loans (although it may acquire publicly-distributed bonds, debentures, notes, and other debt securities, may enter into repurchase agreements, may lend portfolio securities, and may purchase debt securities at private placement within the limits imposed above on the acquisition of restricted securities); (7) Borrowing. Borrow money, except the Fund may (i) borrow money for temporary administrative purposes and then only in amounts not exceeding the lesser of 10% of its total assets valued at cost, or 5% of its total assets valued at market and, in any event, only if immediately thereafter there is an asset coverage of at least 300%, and (ii) enter into interest rate futures contracts; (8) Mortgaging. Mortgage, pledge, or hypothecate securities, except (i) in connection with permissible borrows where the market value of the securities mortgaged, pledged, or hypothecated does not exceed 15% of the Fund’s assets taken at cost; provided, however, that as a matter of operating policy, the Fund will limit any such mortgaging, pledging, or hypothecating to 10% of its net assets, taken at market, in order to comply with certain state investment restrictions, and (ii) interest rate futures contracts; (9) Underwriting. Act as an underwriter of securities, except insofar as it might be deemed to be such for purposes of the Securities Act of 1933 upon the disposition of certain portfolio securities acquired within the limitations of restriction (e) above; (10) Control of Portfolio Companies. Invest in companies for the purpose of exercising management or control; (11) Puts, Calls, Etc. Invest in puts, calls, straddles, spreads, or any combination thereof, except the Fund reserves the right to write covered call options and purchase put and call options; (12) Oil and Gas Programs. Purchase participations or other direct interests in oil, gas, or other mineral exploration or development programs; (13) Senior Securities. Issue any class of securities senior to any other class of securities; or (14) Futures Contracts. Enter into an interest rate futures contract if, as a result thereof, (i) the then current aggregate futures market prices of financial instruments required to be delivered under open futures contract sales plus the then current aggregate purchase prices of financial instruments required to be purchased under open futures contract purchases would exceed 30% of the Fund’s total assets (taken at market value at the time of entering into the contract); or (ii) more than 5% of the Fund’s total assets (taken at market value at the time of entering into the contract) would be committed to margin on such futures contracts or to premiums on options thereon.

High Yield Bond Fund

Investment restrictions (1), (2), (4), (6), (8) through (12), and (15) through (16) have been adopted by the High Yield Bond Fund as fundamental policies, except as otherwise indicated. Restrictions (3), (5), (7), (13) through (14), and (17) through (19) are operating policies subject to change by the Board of Directors without shareholder approval.

The Fund may not: (1) purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result: (a) Percent Limit on Assets Invested in Any One Issuer. With respect to 75% of the Fund’s total assets, more than 5% of the value of the Fund’s total assets would be invested in the securities of a single issuer (including repurchase agreements with any one issuer); (b) Percent Limit on Share Ownership of Any One Issuer. With respect to 75% of the Fund’s total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Fund; (c) Industry Concentration. Twenty-five percent or more of the value of the Fund’s total assets would be invested in the securities of issuers having their principal business activities in the same industry; provided, however, that the Fund will normally concentrate 25% or more of its assets in the securities of the banking industry when the Fund’s position in issues maturing in one year or less equals 35% or more of the Fund’s total assets; (2) Equity Securities. Invest more than 20% of the Fund’s total assets in common stocks (including up to 10% in warrants); (3) Restricted or Illiquid Securities. Invest more than 15% of its net assets in repurchase agreements maturing in more than seven days and restricted securities, illiquid securities and securities without readily available market quotations; (4) Real Estate. Purchase or sell real estate, including limited partnership interests therein, unless acquired as a result of ownership of securities or other instruments (this restriction shall not prevent the Fund from investing in securities of other instruments backed by real estate or in securities of companies engaged in the real estate business); (5) Investment Companies. Purchase securities of open-end or closed-end investment companies except (i) in compliance with the Investment Company Act of 1940 and any rules adopted thereunder or (ii) securities of the T. Rowe Price Reserve Investment Fund, an internally-managed money market fund of T. Rowe Price; (6) Commodities.  Purchase or sell commodities or commodity contracts, except that it may enter into interest rate futures contracts, subject to (16) below; (7) Oil and Gas Programs. Purchase participations or other direct interests in or enter into leases with respect to oil, gas, or other mineral exploration or development programs if, as a result, more than 5% of the Fund’s total assets would be invested in such programs; (8) Purchases on Margin. Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities; except that it may make margin deposits in connection with interest rate futures contracts, subject to (16) below; (9) Loans. Make loans, although the Fund may (i) purchase money market securities and enter into repurchase agreements, and (ii) lend portfolio securities provided that no such loan may be made if as a result the aggregate of such loans would exceed 30% of the value of the Fund’s total assets; provided, however, that the Fund may acquire publicly distributed bonds, debentures, notes and other debt securities and may purchase debt securities at private placement within the limits imposed on the acquisition of restricted securities; (10) Borrowing. Borrow money, except the Fund may borrow from banks as a temporary measure for extraordinary or emergency purposes, and then only in amounts not exceeding 15% of its total assets valued at market; the Fund will not borrow in order to increase income (leveraging), but only to facilitate redemption requests which might otherwise require untimely disposition of portfolio securities.  Interest paid on any such borrows will reduce net investment income; the Fund may enter into interest rate futures contracts as set forth in (16) below; (11) Mortgaging. Mortgage, pledge, hypothecate or, in any other manner, transfer as security for indebtedness any security owned by the Fund, except (i) as may be necessary in connection with permissible borrows, in which event such mortgaging, pledging, or hypothecating may not exceed 15% of the Fund’s assets, valued at cost; provided, however, that as a matter of operating policy, which may be changed without shareholder approval, the Fund will limit any such mortgaging, pledging, or hypothecating to 10% of its net assets, valued at market, and (ii) it may enter into interest rate futures contracts; (12) Underwriting. Underwrite securities issued by other persons, except: (i) to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase of government securities directly from the issuer in accordance with the Fund’s investment objectives, program, and restrictions; and (ii) the later disposition of restricted securities acquired within the limits imposed on the acquisition of restricted securities; (13) Control of Portfolio Companies. Invest in companies for the purpose of exercising management or control; (14) Puts, Calls, Etc. Invest in puts, calls, straddles, spreads, or any combination thereof, except to the extent permitted by the Prospectus and Statement of Additional Information; (15) Senior Securities. Issue any class of securities senior to any other class of securities; (16) Futures Contracts. Enter into an interest rate futures contract if, as a result thereof, (i) the then current aggregate futures market prices of financial instruments required to be delivered under open futures contract sales plus the then current aggregate purchase prices of financial instruments required to be purchased under open futures contract purchases would exceed 30% of the Fund’s total assets (taken at market value at the time of entering into the contract) or (ii) more than 5% of the Fund’s total assets (taken at market value at the time of entering into the contract) would be committed to margin on such futures contracts or to premiums on options thereon; (17) Purchases when Borrowings Outstanding. Purchase additional securities when money borrowed exceeds 5% of the Fund’s total assets; (18) Short Sales. Effect short sales of securities; or (19) Warrants. Invest in warrants if, as a result, more than 10% of the value of the net assets of the Fund would be invested in warrants.

Flexibly Managed Fund

Investment restrictions (1), (3), (5), (7) through (11), (13), and (14) are fundamental policies of the Flexibly Managed Fund, except as otherwise indicated. Restrictions (2), (4), (6) and (12) are operating policies and are subject to change by the Board of Directors without shareholder approval.

The Flexibly Managed Fund may not: (1) purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result:  (a) Percent Limit on Assets Invested in Any One Issuer. With respect to 75% of the Fund’s total assets, more than 5% of the value of the Fund’s total assets would be invested in the securities of a single issuer (including repurchase agreements with any one issuer); (b) Percent Limit on Share Ownership of Any One Issuer. With respect to 75% of the Fund’s total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Fund; (c) Industry Concentration. Twenty-five percent or more of the value of the Fund’s total assets would be invested in the securities of issuers having their principal business activities in the same industry; provided, however, that the Fund will normally concentrate 25% or more of its assets in the banking industry when the Fund’s position in issues maturing in one year or less equals 35% or more of the Fund’s total assets; (2) Restricted or Illiquid Securities. Purchase a security if, as a result, more than 15% of the value of the Fund’s net assets would be invested in repurchase agreements maturing in more than seven days and restricted securities, illiquid securities, and securities without readily available market quotations; (3) Real Estate. Purchase or sell real estate, including limited partnership interests therein, unless acquired as a result of ownership of securities or other instruments (this restriction shall not prevent the Fund from investing in securities of other instruments backed by real estate or in securities of companies engaged in the real estate business); (4) Investment Companies. Purchase securities of open-end and closed-end investment companies, except (i) to the extent permitted by the Investment Company Act of 1940 and any rules adopted thereunder, or (ii) securities of the T. Rowe Price Reserve Investment Fund, an internally-managed money market fund of T. Rowe Price; (5) Commodities. Purchase or sell commodities or commodity contracts; except that it may enter into futures contracts, subject to (14) below; (6) Oil and Gas Programs. Purchase participations or other direct interests in oil, gas, or other mineral exploration or development programs if, as a result thereof, more than 5% of its total assets would be invested in such programs; (7) Short Sales and Purchases on Margin. Effect short sales of securities or purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities; except that it may make margin deposits in connection with futures contracts, subject to (14) below; (8) Loans. Make loans, although the Fund may (i) purchase money market securities and enter into repurchase agreements, and (ii) lend portfolio securities provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 30% of the value of the Fund’s total assets; provided, however, that the Fund may acquire publicly distributed bonds, debentures, notes and other debt securities and may purchase debt securities at private placement within the limits imposed on the acquisition of restricted securities; (9) Borrowing. Borrow money, except the Fund may borrow from banks as a temporary measure for extraordinary or emergency purposes, and then only in amounts not exceeding 15% of its total assets valued at market; the Fund will not borrow in order to increase income (leveraging), but only to facilitate redemption requests which might otherwise require untimely disposition of portfolio securities.  Interest paid on any such borrowings will reduce net investment income.  The Fund may enter into futures contracts as set forth in (14) below; (10) Mortgaging. Mortgage, pledge, hypothecate or, in any other manner, transfer as security for indebtedness any security owned by the Fund, except (i) as may be necessary in connection with permissible borrows, in which event such mortgaging, pledging, or hypothecating may not exceed 15% of the Fund’s assets, valued at cost; provided, however, that as a matter of operating policy, which may be changed without shareholder approval, the Fund will limit any such mortgaging, pledging, or hypothecating to 10% of its net assets, valued at market, and (ii) it may enter into futures contracts; (11) Underwriting. Underwrite securities issued by other persons, except: (i) to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase of government securities directly from the issuer in accordance with the Fund’s investment objectives, program, and restrictions; and (ii) the later disposition of restricted securities acquired within the limits imposed on the acquisition of restricted securities; (12) Control of Portfolio Companies. Invest in companies for the purpose of exercising management or control; (13) Senior Securities. Issue any class of securities senior to any other class of securities; or (14) Futures Contracts. Enter into a futures contract if, as a result thereof, (i) the then current aggregate futures market prices of securities required to be delivered under open futures contract sales plus the then current aggregate purchase prices of securities required to be purchased under open futures contract purchases would exceed 30% of the Fund’s total assets (taken at market value at the time of entering into the contract) or (ii) more than 5% of the Fund’s total assets (taken at market value at the time of entering into the contract) would be committed to margin on such futures contracts or to premiums on options thereon.

Large Growth Stock Fund

Investment restrictions (1) through (14) and (19) and (20) described below have been adopted by the Large Growth Stock Fund and are fundamental policies, except as otherwise indicated.  Restrictions (15) through (18) are operating policies which are subject to change by the Board of Directors without shareholder approval.

The Fund may not: (1) Diversification.  With respect to 75% of its assets, invest more than 5% of the value of the Fund’s total assets in the securities of a single issuer or purchase more than 10% of the outstanding voting securities of any one issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities;  (2) Unseasoned Issuers.  Purchase the securities of any issuer engaged in continuous operation for less than three years; (3) Industry Concentration.  Purchase any securities which would cause more than 25% of its total assets at the time of such purchase to be concentrated in the securities of issuers engaged in any one industry; (4) Real Estate.  Purchase or sell real estate, although it may invest in the securities of companies whose business involves the purchase or sale of real estate; (5) Commodities.  Purchase or sell commodities or commodity contracts; except that it may enter into futures contracts subject to (20) below; (6) Investment Companies.  Acquire the securities of any investment company, except securities purchased in regular transactions in the open market or acquired pursuant to a plan of merger or consolidation (to the extent permitted by the Investment Company Act of 1940 and any rules adopted thereunder); (7) Short Sales and Purchases on Margin. Effect short sales of securities or purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities, and except for margin deposits made in connection with futures contracts, subject to (20) below; (8) Loans. Make loans, except that it may (i) acquire publicly distributed bonds, debentures, notes, and other debt securities, and (ii) lend portfolio securities provided that no such loan may be made if as a result the aggregate of such loans would exceed 30% of the value of the Fund’s total assets; (9) Borrowing.  Borrow money, except the Fund may borrow from banks as a temporary measure for extraordinary or emergency purposes, and then only in amounts not exceeding 15% of its total assets valued at market.  The Fund will not borrow in order to increase income (leveraging), but only to facilitate redemption requests which might otherwise require untimely disposition of portfolio securities. Interest paid on such borrows will reduce net investment income. The Fund may also enter into futures contracts as set forth in (20) below; (10) Underwriting.  Act as an underwriter of securities, except insofar as it might technically be deemed to be an underwriter for purposes of the Securities Act of 1933 upon disposition of certain securities; (11) Securities of Adviser. Purchase or retain the securities of its investment adviser, or of any corporation of which any officer, director, or member of the investment committee of the investment adviser is a director; (12) Allocation of Principal Business to Officers and Directors. Deal with any of its officers or directors, or with any firm of which any of its officers or directors is a member, as principal in the purchase or sale of portfolio securities; (13) Allocation of Brokerage Business to Adviser. Pay commissions on portfolio transactions to its investment adviser or to any officer or director of its investment adviser; (14) Control of Portfolio Companies. Invest in companies for the purpose of exercising management or control; (15) Illiquid Securities. Purchase a security if, as a result, more than 15% of its net assets would be invested in illiquid securities; (16) Puts, Calls, Etc. Invest in puts, calls, straddles, spreads, or any combination thereof, except that the Fund reserves the right to write covered call options and purchase put and call options; (17) Oil and Gas Programs. Purchase participations or other direct interests in oil, gas, or other mineral exploration or development programs; (18) Mortgaging. Mortgage, pledge, or hypothecate or, in any other manner, transfer as security for indebtedness any security owned by the Large Growth Stock Fund, except (i) as may be necessary in connection with permissible borrows, in which event such mortgaging, pledging, or hypothecating may not exceed 15% of the Fund’s assets, valued at cost; provided, however, that as a matter of operating policy, which may be changed without shareholder approval, the Fund will limit any such mortgaging, pledging, or hypothecating to 10% of its net assets, valued at market, and (ii) it may enter into futures contracts; (19) Senior Securities. Issue any class of securities senior to any other class of securities; or (20) Futures

Contracts. Enter into a futures contract if, as a result thereof, (i) the then current aggregate futures market prices of securities required to be delivered under open futures contract sales plus the then current aggregate purchase prices of securities required to be purchased under open futures contract purchases would exceed 30% of the Fund’s total assets (taken at market value at the time of entering into the contract) or (ii) more than 5% of the Fund’s total assets (taken at market value at the time of entering into the contract) would be committed to margin on such futures contracts or to premiums on options thereon.

Large Cap Growth Fund

Investment restrictions (1) through (7) have been adopted by the Large Cap Growth Fund as fundamental policies.

The Fund may not:  (1) Diversification. With respect to 75% of its assets, invest more than 5% of the value of the Fund’s total assets in the securities of a single issuer or purchase more than 10% of the outstanding voting securities of any one issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities; (2) Industry Concentration. Purchase securities of any issuer if, as a result, more than twenty-five percent of the value of the Fund’s total assets would be invested in the securities of issuers having their principal activities in the same industry; provided, however, that (i) there are no limitations on the amount that may be invested in the securities of the U.S. Government and instrumentalities; (ii) the Fund may invest in the securities of open-end management investment companies to the extent permitted by applicable law; (iii) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (iv) financial services companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (v) asset backed securities will be classified according to the underlying assets securing such securities; (3) Real Estate. Purchase or sell real estate although it may purchase or sell securities of companies whose business involves the purchase or sale of real estate and may purchase and sell securities that are secured by interests in real estate; (4) Borrowing. Borrow money except to the extent permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time; (5) Underwriting. Act as an underwriter of securities within the meaning of the Federal securities laws, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities; (6)  Senior Securities. Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowing as described in (4) above or as permitted by rule, regulation or order of the SEC.  Restrictions on senior securities do not apply to certain techniques (such as reverse repurchase agreements) entered into in compliance with applicable laws and interpretations thereof; and (7) Lending.  Make loans, except that the Fund may purchase or hold debt instruments and may enter into repurchase agreements and make loans of portfolio securities in accordance with its investment objectives and policies.

Large Cap Value Fund

Investment restrictions (1), (2), (3), (5), (7) through (11), and (14) are fundamental policies of the Large Cap Value Fund, except as otherwise indicated. Restrictions (4), (6), (12) and (13) are operating policies and are subject to change by the Board of Directors without shareholder approval.

The Fund may not: (1) (a) Diversification.  With respect to 75% of its assets, invest more than 5% of the value of the Fund’s total assets in the securities of a single issuer or purchase more than 10% of the outstanding voting securities of any one issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities; (b) Industry Concentration. Twenty-five percent or more of the value of the Fund’s total assets would be invested in the securities of issuers having their principal business activities in the same industry; (c) Unseasoned Issuers.  More than 5% of the value of the Large Cap Value Fund’s total assets would be invested in the securities of issuers which at the time of purchase had been in operation for less than three years, including predecessors and unconditional guarantors; (2) Restricted or Not Readily Marketable Securities. Purchase a security if, as a result, more than 10% of the Fund’s total assets would be invested in:  (a) securities with legal or contractual restrictions on resale, (b) repurchase agreements maturing in more than seven (7) days, and (c) other securities that are not readily marketable; (3) Real Estate. Purchase or sell real estate (although it may purchase money market securities secured by real estate or interests therein, or issued by companies which invest in real estate or interests therein); (4) Investment Companies. Purchase securities of open-end and closed-end investment companies, except to the extent permitted by the Investment Company Act of 1940 and any rules adopted thereunder; (5) Commodities. Purchase or sell commodities or commodity contracts; except that it may enter into futures contracts subject to (14) below; (6) Oil and Gas Programs. Purchase participations or other direct interests in oil, gas, or other mineral exploration or development programs; (7) Short Sales and Purchases on Margin. Effect short sales of securities or purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities, except that it may make margin deposits in connection with futures contracts, subject to (14) below; (8) Loans. Make loans, although the Fund may (i) purchase money market securities and enter into repurchase agreements, and (ii) lend portfolio securities provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 30% of the value of the Fund’s total assets; provided, however, that the Fund may acquire publicly distributed bonds, debentures, notes and other debt securities and may purchase debt securities at private placement within the limits imposed on the acquisition of restricted securities; (9) Borrowing. Borrow money, except from banks as a temporary measure for extraordinary or emergency purposes, and then only in amounts not exceeding 15% of its total assets valued at market. The Fund will not borrow in order to increase income (leveraging), but only to facilitate redemption requests which might otherwise require untimely disposition of portfolio securities; interest paid on any such borrows will reduce net investment income; the Fund may also enter into futures contracts as set forth in (14) below; (10) Mortgaging. Mortgage, pledge, or hypothecate or, in any other manner, transfer as security for indebtedness any security owned by the Fund, except (i) as may be necessary in connection with permissible borrows, in which event such mortgaging, pledging, or hypothecating may not exceed 15% of the Fund’s assets, valued at cost; provided, however, that as a matter of operating policy, which may be changed without shareholder approval, the Fund will limit any such mortgaging, pledging, or hypothecating to 10% of its net assets, valued at market; and (ii) it may enter into futures contracts; (11) Underwriting. Underwrite securities issued by other persons except: (i) to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase of government securities directly from the issuer in accordance with the Fund’s investment objectives, program, and restrictions; and (ii) the later disposition of restricted securities acquired within the limits imposed on the acquisition of restricted securities; (12) Control of Portfolio Companies. Invest in companies for the purpose of exercising management or control; (13) Senior Securities. Issue any class of securities senior to any other class of securities; or (14) Futures Contracts. Enter into a futures contract if, as a result thereof, (i) the then current aggregate futures market prices of securities required to be delivered under open futures contract sales plus the then current aggregate purchase prices of securities required to be purchased under open futures contract purchases would exceed 30% of the Fund’s total assets (taken at market value at the time of entering into the contract) or (ii) more than 5% of the Fund’s total assets (taken at market value at the time of entering into the contract) would be committed to margin on such futures contracts or to premiums on options thereon.

Index 500 Fund

Investment restrictions (1) through (9) have been adopted by the Index 500 Fund as fundamental policies.

The Fund may not:  (1) Diversification. With respect to 75% of its assets, invest more than 5% of the value of the Fund’s total assets in the securities of a single issuer or purchase more than 10% of the outstanding voting securities of any one issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities; (2) Industry Concentration. Purchase securities of any issuer if, as a result, more than twenty-five percent of the value of the Fund’s total assets would be invested in the securities of issuers having their principal activities in the same industry; provided, however, that (i) there are no limitations on the amount that may be invested in the securities of the U.S. Government and instrumentalities; (ii) the Fund may invest in the securities of open-end management investment companies to the extent  permitted by applicable law; (iii) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (iv) financial services companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (v) asset backed securities will be classified according to the underlying assets securing such securities; (3) Real Estate. Purchase or sell real estate although it may purchase or sell securities of companies whose business involves the purchase or sale of real estate and may purchase and sell securities that are secured by interests in real estate; (4) Investment Companies. Purchase securities of open-end and closed-end investment companies, except to the extent permitted by the Investment Company Act of 1940 and any rules adopted thereunder; (5) Commodities.  Purchase or sell commodities or commodity contracts, unless acquired as a result of ownership of securities or other instruments (except this shall not prevent the Fund from entering into interest rate futures contracts or options thereon or from investing in securities or other instruments backed by the physical commodities); (6) Borrowing. Borrow money except to the extent permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time; (7) Underwriting. Act as an underwriter of securities within the meaning of the Federal securities laws, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities; (8)  Senior Securities. Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowing as described in (6) above or as permitted by rule, regulation or order of the SEC.  Restrictions on senior securities do not apply to certain techniques (such as reverse repurchase agreements) entered into in compliance with applicable laws and interpretations thereof; and (9) Lending.  Make loans, except that the Fund may purchase or hold debt instruments and may enter into repurchase agreements and make loans of portfolio securities in accordance with its investment objectives and policies.

Mid Cap Growth Fund

Investment restrictions (1) through (9) have been adopted by the Mid Cap Growth Fund as fundamental policies.

The Fund may not:  (1) Diversification. With respect to 75% of its assets, invest more than 5% of the value of the Fund’s total assets in the securities of a single issuer or purchase more than 10% of the outstanding voting securities of any one issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities; (2) Industry Concentration. Purchase securities of any issuer if, as a result, more than twenty-five percent of the value of the Fund’s total assets would be invested in the securities of issuers having their principal activities in the same industry; provided, however, that (i) there are no limitations on the amount that may be invested in the securities of the U.S. Government and instrumentalities; (ii) the Fund may invest in the securities of open-end management investment companies to the extent  permitted by applicable law; (iii) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (iv) financial services companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (v) asset backed securities will be classified according to the underlying assets securing such securities; (3) Real Estate. Purchase or sell real estate although it may purchase or sell securities of companies whose business involves the purchase or sale of real estate and may purchase and sell securities that are secured by interests in real estate; (4) Investment Companies. Purchase securities of open-end and closed-end investment companies, except to the extent permitted by the Investment Company Act of 1940 and any rules adopted thereunder; (5) Commodities.  Purchase or sell commodities or commodity contracts, unless acquired as a result of ownership of securities or other instruments (except this shall not prevent the Fund from entering into interest rate futures contracts or options thereon or from investing in securities or other instruments backed by the physical commodities); (6) Borrowing. Borrow money except to the extent permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time; (7) Underwriting. Act as an underwriter of securities within the meaning of the Federal securities laws, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities; (8)  Senior Securities. Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowing as described in (6) above or as permitted by rule, regulation or order of the SEC.  Restrictions on senior securities do not apply to certain techniques (such as reverse repurchase agreements) entered into in compliance with applicable laws and interpretations thereof; and (9) Lending.  Make loans, except that the Fund may purchase or hold debt instruments and may enter into repurchase agreements and make loans of portfolio securities in accordance with its investment objectives and policies.

Mid Cap Value Fund

Investment restrictions (1) through (9) have been adopted by the Mid Cap Value Fund Bond Fund as fundamental policies.

The Fund may not:  (1) Diversification. With respect to 75% of its assets, invest more than 5% of the value of the Fund’s total assets in the securities of a single issuer or purchase more than 10% of the outstanding voting securities of any one issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities; (2) Industry Concentration. Purchase securities of any issuer if, as a result, more than twenty-five percent of the value of the Fund’s total assets would be invested in the securities of issuers having their principal activities in the same industry; provided, however, that (i) there are no limitations on the amount that may be invested in the securities of the U.S. Government and instrumentalities; (ii) the Fund may invest in the securities of open-end management investment companies to the extent  permitted by applicable law; (iii) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (iv) financial services companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (v) asset backed securities will be classified according to the underlying assets securing such securities; (3) Real Estate. Purchase or sell real estate although it may purchase or sell securities of companies whose business involves the purchase or sale of real estate and may purchase and sell securities that are secured by interests in real estate; (4) Investment Companies. Purchase securities of open-end and closed-end investment companies, except to the extent permitted by the Investment Company Act of 1940 and any rules adopted thereunder; (5) Commodities.  Purchase or sell commodities or commodity contracts, unless acquired as a result of ownership of securities or other instruments (except this shall not prevent the Fund from entering into interest rate futures contracts or options thereon or from investing in securities or other instruments backed by the physical commodities); (6) Borrowing. Borrow money except to the extent permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time; (7) Underwriting. Act as an underwriter of securities within the meaning of the Federal securities laws, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities; (8)  Senior Securities. Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowing as described in (6) above or as permitted by rule, regulation or order of the SEC.  Restrictions on senior securities do not apply to certain techniques (such as reverse repurchase agreements) entered into in compliance with applicable laws and interpretations thereof; and (9) Lending.  Make loans, except that the Fund may purchase or hold debt instruments and may enter into repurchase agreements and make loans of portfolio securities in accordance with its investment objectives and policies.

Mid Core Value Fund

Investment restrictions (1) through (3), (5) and (7) through (9) have been adopted by the Mid Core Value Fund as fundamental policies. Restrictions (4) (6) and (10) through (15) are operating policies and are subject to change by the Board of Directors without shareholder approval.

The Fund may not:  (1) Diversification. With respect to 75% of its assets, invest more than 5% of the value of the Fund’s total assets in the securities of a single issuer or purchase more than 10% of the outstanding voting securities of any one issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities; (2) Industry Concentration. Purchase securities of any issuer if, as a result, more than twenty-five percent of the value of the Fund’s total assets would be invested in the securities of issuers having their principal activities in the same industry; provided, however, that (i) there are no limitations on the amount that may be invested in the securities of the U.S. Government and instrumentalities; (ii) the Fund may invest in the securities of open-end management investment companies to the extent  permitted by applicable law; (iii) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (iv) financial services companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (v) asset backed securities will be classified according to the underlying assets securing such securities; (3) Real Estate. Purchase or sell real estate although it may purchase or sell securities of companies whose business involves the purchase or sale of real estate and may purchase and sell securities that are secured by interests in real estate; (4) Investment Companies. Purchase securities of open-end and closed-end investment companies, except to the extent permitted by the Investment Company Act of 1940 and any rules adopted thereunder; (5) Borrowing. Borrow money except to the extent permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time (the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities); (6) Short Sales.  Make short sales of securities or maintain a short position except to the extent permitted by applicable law; (7) Underwriting. Act as an underwriter of securities within the meaning of the Federal securities laws, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities or in connection with a merger or acquisition; (8) Senior Securities. Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowing as described in (5) above or as permitted by rule, regulation or order of the SEC.  Restrictions on senior securities do not apply to certain techniques (such as reverse repurchase agreements) entered into in compliance with applicable laws and interpretations thereof; (9) Lending.  Make loans, except that the Fund may purchase or hold debt instruments and may enter into repurchase agreements and make loans of portfolio securities in accordance with its investment objectives and policies;  (10) Illiquid Securities.  Invest more than 15% of its net assets (at the time of investment) in illiquid securities, except for qualifying for resale under Rule 144 of the Securities Act of 1933; (11) Unseasoned Issuers. Purchase the securities of any issuer engaged in continuous operation for less than three years; (12) Warrants. Invest in warrants if, at the time of the acquisition, its investment in warrants would exceed 5% of the Fund’s total assets; (13) Real Estate. Invest in real estate limited partnership interests or interests in oil, gas or other mineral leases; (14) Derivatives. Write, purchase or sell puts, calls, straddles, spreads or combination thereof; and (15) Transaction with Fund Officers.  Buy from or sell to any of its officers, trustees, employees, or its investment adviser or any of its officers, trustees, partners or employees, any securities other than shares of the Fund.

Small Cap Growth Fund

Investment restrictions (1) through (9) are fundamental policies of the Small Cap Growth Fund, except as otherwise indicated. Restrictions (10) through (14) are non-fundamental operating policies and are subject to change by the Board of Directors without shareholder approval.

The Fund may not: (1) Diversification. Make an investment unless, when considering all its other investments, 75% of the value of the Fund’s assets would consist of cash, cash items, obligations of the U.S. Government, its agencies or instrumentalities and other securities; for purposes of this restriction, “other securities” are limited for each issuer to not more than 5% of the value of the Fund’s assets and to not more than 10% of the issuer’s outstanding voting securities held by Penn Series as a whole; (2) Industry Concentration.  Invest more than twenty-five percent or more of the value of the Fund’s total assets in the securities of issuers having their principal business activities in the same industry; (3) Real Estate. Invest in real estate or interests in real estate, but may purchase readily marketable securities of companies holding real estate or interests therein, and securities which are secured by real estate or interests therein; (4) Commodities. Invest in physical commodities or physical commodity contracts, but it may purchase and sell financial futures contracts and options thereon; (5) Purchases on Margin. Purchase securities on margin, except that it may make margin deposits in connection with financial futures contracts or options; (6) Loans. Make loans, although the Fund may (i) purchase money market securities and enter into repurchase agreements, and (ii) lend portfolio securities provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 30% of the value of the Fund’s total assets; provided, however, that the Fund may acquire publicly distributed bonds, debentures, notes and other debt securities and may purchase debt securities at private placement within the limits imposed on the acquisition of restricted securities; (7) Borrowing. Borrow money, except the Fund may borrow from banks as a temporary measure for extraordinary or emergency purposes, and then only in amounts not exceeding 15% of its total assets valued at market; the Fund will not borrow in order to increase income (leveraging), but only to facilitate redemption requests which might otherwise require untimely disposition of portfolio securities; (8) Underwriting. Underwrite securities issued by other persons except: (i) to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase of government securities directly from the issuer in accordance with the Fund’s investment objectives, program, and restrictions; and (ii) the later disposition of restricted securities acquired within the limits imposed on the acquisition of restricted securities; (9) Senior Securities. Issue any class of securities senior to any other class of securities. Entering into repurchase agreements, borrowing money in accordance with restriction (7) above, or lending portfolio securities in accordance with restriction (6) above, shall not be considered for purposes of the present restriction a senior security; (10) Control of Portfolio Companies. Invest in companies for the purpose of exercising management or control; (11) Oil and Gas Programs. Invest in oil, gas or mineral exploration or developmental programs, except that it may invest in the securities of companies which operate, invest in, or sponsor such programs; (12) Illiquid Securities. Purchase a security if, as a result, more than 15% of its net assets would be invested in illiquid securities; (13) Short Sales. Effect short sales of securities, except short sales “against the box;” (14) Mortgaging.  Mortgage, pledge, hypothecate or, in any other manner, transfer as security for indebtedness any security owned by the Fund, except as may be necessary in connection with permissible borrows (including reverse repurchase agreements) financial options and other hedging activities.

Small Cap Value Fund

Investment restrictions (1) through (9) are fundamental policies of the Small Cap Value Fund, except as otherwise indicated. Restrictions (10) through (14) are non-fundamental operating policies and are subject to change by the Board of Directors without shareholder approval.

The Fund may not: (1) Diversification. Make an investment unless, when considering all its other investments, 75% of the value of the Fund’s assets would consist of cash, cash items, obligations of the U.S. Government, its agencies or instrumentalities and other securities; for purposes of this restriction, “other securities” are limited for each issuer to not more than 5% of the value of the Fund’s assets and to not more than 10% of the issuer’s outstanding voting securities held by Penn Series as a whole; (2) Industry Concentration.  Invest more than twenty-five percent or more of the value of the Fund’s total assets in the securities of issuers having their principal business activities in the same industry; (3) Real Estate. Invest in real estate or interests in real estate, but may purchase readily marketable securities of companies holding real estate or interests therein, and securities which are secured by real estate or interests therein; (4) Commodities. Invest in physical commodities or physical commodity contracts, but it may purchase and sell financial futures contracts and options thereon; (5) Purchases on Margin. Purchase securities on margin, except that it may make margin deposits in connection with financial futures contracts or options; (6) Loans. Make loans, although the Fund may (i) purchase money market securities and enter into repurchase agreements, and (ii) lend portfolio securities provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 30% of the value of the Fund’s total assets; provided, however, that the Fund may acquire publicly distributed bonds, debentures, notes and other debt securities and may purchase debt securities at private placement within the limits imposed on the acquisition of restricted securities; (7) Borrowing. Borrow money, except the Fund may borrow from banks as a temporary measure for extraordinary or emergency purposes, and then only in amounts not exceeding 15% of its total assets valued at market; the Fund will not borrow in order to increase income (leveraging), but only to facilitate redemption requests which might otherwise require untimely disposition of portfolio securities; (8) Underwriting. Underwrite securities issued by other persons except: (i) to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase of government securities directly from the issuer in accordance with the Fund’s investment objectives, program, and restrictions; and (ii) the later disposition of restricted securities acquired within the limits imposed on the acquisition of restricted securities; (9) Senior Securities. Issue any class of securities senior to any other class of securities. Entering into repurchase agreements, borrowing money in accordance with restriction (7) above, or lending portfolio securities in accordance with restriction (6) above, shall not be considered for purposes of the present restriction a senior security; (10) Control of Portfolio Companies. Invest in companies for the purpose of exercising management or control; (11) Oil and Gas Programs. Invest in oil, gas or mineral exploration or developmental programs, except that it may invest in the securities of companies which operate, invest in, or sponsor such programs; (12) Illiquid Securities. Purchase a security if, as a result, more than 15% of its net assets would be invested in illiquid securities; (13) Short Sales. Effect short sales of securities, except short sales “against the box;” (14) Mortgaging.  Mortgage, pledge, hypothecate or, in any other manner, transfer as security for indebtedness any security owned by the Fund, except as may be necessary in connection with permissible borrows (including reverse repurchase agreements) financial options and other hedging activities.

International Equity Fund

Investment restrictions (1), (2), (3), (5), (7) through (11), (13), and (14) are fundamental policies of the International Equity Fund, except as otherwise indicated. Restrictions (4), (6) and (12) are operating policies and are subject to change by the Board of Directors without shareholder approval.

The Fund may not: (1) (a)  Diversification.  With respect to 75% of its assets invest more than 5% of the value of the Fund’s total assets in the securities of a single issuer or purchase more than 10% of the outstanding voting securities of any one issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities; (b) Industry Concentration. Twenty-five percent or more of the value of the Fund’s total assets would be invested in the securities of issuers having their principal business activities in the same industry; (c) Unseasoned Issuers. More than 5% of the value of the Fund’s total assets would be invested in the securities of issuers which at the time of purchase had been in operation for less than three years, including predecessors and unconditional guarantors; (2) Restricted or Not Readily Marketable Securities. Purchase a

security if, as a result, more than 10% of the Fund’s total assets would be invested in:  (a) securities with legal or contractual restrictions on resale; (b) repurchase agreements maturing in more than seven (7) days; and (c) other securities that are not readily marketable; (3) Real Estate. Purchase or sell real estate (although it may purchase money market securities secured by real estate or interests therein, or issued by companies which invest in real estate or interests therein); (4) Investment Companies. Purchase securities of open-end and closed-end investment companies, except to the extent permitted by the Investment Company Act of 1940 and any rules adopted thereunder; (5) Commodities. Purchase or sell commodities or commodity contracts; except that it may enter into futures contracts subject to (14) below; (6) Oil and Gas Programs. Purchase participations or other direct interests in oil, gas, or other mineral exploration or development programs; (7) Short Sales and Purchases on Margin. Effect short sales of securities or purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities, except that it may make margin deposits in connection with futures contracts, subject to (14) below; (8) Loans. Make loans, although the Fund may (i) purchase money market securities and enter into repurchase agreements, and (ii) lend portfolio securities provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 30% of the value of the Fund’s total assets; provided, however, that the Fund may acquire publicly distributed bonds, debentures, notes and other debt securities and may purchase debt securities at private placement within the limits imposed on the acquisition of restricted securities; (9) Borrowing. Borrow money, except from banks as a temporary measure for extraordinary or emergency purposes, and then only in amounts not exceeding 15% of its total assets valued at market. The Fund will not borrow in order to increase income (leveraging), but only to facilitate redemption requests which might otherwise require untimely disposition of portfolio securities. Interest paid on any such borrows will reduce net investment income. The Fund may also enter into futures contracts as set forth in (14) below; (10) Mortgaging. Mortgage, pledge, or hypothecate or, in any other manner, transfer as security for indebtedness any security owned by the Fund, except (i) as may be necessary in connection with permissible borrows, in which event such mortgaging, pledging, or hypothecating may not exceed 15% of the Fund’s assets, valued at cost; provided, however, that as a matter of operating policy, which may be changed without shareholder approval, the Fund will limit any such mortgaging, pledging, or hypothecating to 10% of its net assets, valued at market; and (ii) it may enter into futures contracts; (11) Underwriting. Underwrite securities issued by other persons except: (i) to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase of government securities directly from the issuer in accordance with the Fund’s investment objectives, program, and restrictions; and (ii) the later disposition of restricted securities acquired within the limits imposed on the acquisition of restricted securities; (12) Control of Portfolio Companies. Invest in companies for the purpose of exercising management or control; (13) Senior Securities. Issue any class of securities senior to any other class of securities; or (14) Futures Contracts. Enter into a futures contract if, as a result thereof, (i) the then current aggregate futures market prices of securities required to be delivered under open futures contract sales plus the then current aggregate purchase prices of securities required to be purchased under open futures contract purchases would exceed 30% of the Fund’s total assets (taken at market value at the time of entering into the contract) or (ii) more than 5% of the Fund’s total assets (taken at market value at the time of entering into the contract) would be committed to margin on such futures contracts or to premiums on options thereon.

REIT Fund

Investment restrictions (1) through (8) have been adopted by the REIT Fund as fundamental policies. Restriction (9) is a non-fundamental operating policy and is subject to change by the Board of Directors without shareholder approval.

The Fund may not:  (1) Diversification. With respect to 75% of its assets, invest more than 5% of the value of the Fund’s total assets in the securities of a single issuer or purchase more than 10% of the outstanding voting securities of any one issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities; (2) Real Estate. Purchase or sell real estate although it may purchase or sell securities of companies whose business involves the purchase or sale of real estate (including securities issued by real estate investment trusts) and may purchase and sell securities that are secured by interests in real estate; (3) Investment Companies. Purchase securities of open-end and closed-end investment companies, except to the extent permitted by the Investment Company Act of 1940 and any rules adopted thereunder; (4) Commodities.  Purchase or sell commodities or commodity contracts, unless acquired as a result of ownership of securities or other instruments (except this shall not prevent the Fund from entering into interest rate futures contracts or options thereon or from investing in securities or other instruments backed by the physical commodities); (5) Borrowing. Borrow money except to the extent permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time; (6) Underwriting. Act as an underwriter of securities within the meaning of the Federal securities laws, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities; (7)  Senior Securities. Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowing as described in (5) above or as permitted by rule, regulation or order of the SEC.  Restrictions on senior securities do not apply to certain techniques (such as reverse repurchase agreements) entered into in compliance with applicable laws and interpretations thereof; (8) Lending. Make loans, except that the Fund may purchase or hold debt instruments and may enter into repurchase agreements and make loans of portfolio securities in accordance with its investment objectives and policies, any applicable exemptive orders; and (9) Illiquid Securities and Restricted Securities. Invest more than 15% of its net assets in illiquid or restricted securities (this restriction does not apply to any Rule 144A restricted security).

Balanced, Large Core Growth, Large Core Value, SMID Cap Growth, SMID Cap Value, Developed International Index, Emerging Market Equity, Small Cap Index, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds

Investment restrictions (1) through (8) have been adopted by the above Funds as fundamental policies. Restriction (9) is a non-fundamental operating policy and is subject to change by the Board of Directors without shareholder approval.

Each of the above Funds may not:  (1) Diversification. With respect to 75% of its total assets, purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s voting securities would be held by the Fund; (2) Real Estate. Purchase or sell real estate although it may purchase or sell securities of companies whose business involves the purchase or sale of real estate (including securities issued by real estate investment trusts) and may purchase and sell securities that are secured by interests in real estate; (3) Commodities.  Purchase or sell commodities or commodity contracts, except as permitted by the 1940 Act or the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time (this limitation shall not prevent the Fund from purchasing or selling futures contracts, options contracts, equity index participations and index participation contracts or from investing in securities or other instruments backed by physical commodities); (4) Borrowing. Borrow money, except to the extent permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time; (5) Underwriting. Act as an underwriter of securities within the meaning of the Federal securities laws, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities; (6)  Senior Securities. Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings as described in (4) above or as permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.  Restrictions on senior securities do not apply to certain techniques (such as reverse repurchase agreements) entered into in compliance with applicable laws and interpretations thereof; (7) Lending. Make loans, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time; (8) Industry Concentration.  Invest twenty-five percent or more of the value of its total assets in the securities of issuers having their principal business activities in the same industry (except that the Small Cap Index and Developed International Index Fund may purchase securities to the extent that the index the Fund is designed to track is also so concentrated); and (9) Illiquid Securities. Invest more than 15% of its net assets in illiquid securities.

In addition to the restrictions set forth above each Fund may be subject to investment restrictions imposed under the insurance laws and regulations of Pennsylvania and other states. These restrictions are non-fundamental and, in the event of amendments to the applicable statutes or regulations, each Fund will comply, without the approval of the shareholders, with the requirements as so modified.

Section 817(h) of the Internal Revenue Code requires that the assets of each Fund be adequately diversified so that Penn Mutual or its affiliated insurance companies, and not the variable contract owners, are considered the owners for federal income tax purposes of the assets held in the separate accounts. Each Fund ordinarily must satisfy the diversification requirements within one year after contract owner funds are first allocated to the particular Fund. In order to meet the diversification requirements of regulations issued under Section 817(h), each Fund will meet the following test: no more than 55% of the assets will be invested in any one investment; no more than 70% of the assets will be invested in any two investments; no more than 80% of the assets will be invested in any three investments; and no more than 90% will be invested in any four investments. Each Fund must meet the above diversification requirements within 30 days of the end of each calendar quarter.

In addition to the foregoing, the Money Market Fund will restrict its investments in accordance with the portfolio quality, diversification and maturity standards contained in Rule 2a-7 under the Investment Company Act of 1940. See “Investment Policies — Money Market Fund” above for certain of the restrictions contained in the Rule.

GENERAL INFORMATION

Investment Advisory Services

Independence Capital Management, Inc.  Independence Capital Management, Inc. (“ICMI”), a wholly-owned Penn Mutual subsidiary, serves as investment adviser to all of the Funds and performs day-to-day investment management services for the Money Market, Limited Maturity Bond, Quality Bond, Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds.  See “INVESTMENT ADVISER” in the Prospectus for information regarding ICMI and investment advisory and management services provided to the Funds by ICMI.

The Money Market, Limited Maturity Bond, Quality Bond, Large Growth Stock, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds pay ICMI, on a monthly basis, an advisory fee based on the average daily net assets of each Fund at the following annual rates:  Money Market Fund, 0.20%; Limited Maturity Bond Fund, 0.30%; Quality Bond Fund, 0.35%; Large Growth Stock Fund, 0.65%; Aggressive Allocation Fund, 0.10%; Moderately Aggressive Allocation Fund, 0.10%; Moderate Allocation Fund, 0.10%; Moderately Conservative Allocation Fund, 0.10%; and Conservative Allocation Fund, 0.10%.  The advisory fees for the Money Market, Quality Bond, and Large Growth Stock Funds will be reduced by 0.05% with respect to average daily net assets in excess of $100,000,000.  ICMI does not receive a fee for the services it performs for the Balanced Fund.  However, ICMI is entitled to receive an annual management fee from each of the underlying funds for which the Balanced Fund invests.

For providing investment advisory and management services to the High Yield Bond, Flexibly Managed, Large Cap Value, Large Cap Growth, Index 500, Mid Cap Growth, Mid Core Value Fund, Small Cap Value, International Equity, REIT, Large Core Growth, Large Core Value, SMID Cap Growth, SMID Cap Value, Small Cap Index, and Developed International Index, the Funds pay ICMI, on a monthly basis, an advisory fee based on average daily net assets of each Fund, at the following annual rates:  High Yield Bond, 0.50%; Flexibly Managed, 0.60%; Large Cap Value 0.60%; Large Cap Growth, 0.55%; Index 500, 0.07%; Mid Cap Growth, 0.70%; Mid Core Value Fund, 0.72%; Small Cap Value, 0.85%; International Equity, 0.85%; REIT, 0.70%; Large Core Growth, 0.56%; Large Core Value, 0.46%; SMID Cap Growth, 0.75%; SMID Cap Value, 0.95%; Small Cap Index, 0.30%; and Developed International Index, 0.30%.

For providing investment advisory and management services to the Mid Cap Value Fund, the Fund pays ICMI, on a monthly basis, an advisory fee based on average daily net assets of the Fund, at the following annual rates: 0.55% of the first $250,000,000; 0.525% of the next $250,000,000; 0.50% of the next $250,000,000; 0.475% of the next $250,000,000; 0.45% of the next $500,000,000; and 0.425% of average daily net assets in excess of $1,500,000,000.

For providing investment advisory and management services to the Small Cap Growth Fund, the Fund pays ICMI, on a monthly basis, an advisory fee based on average daily net assets of the Fund, at the following annual rates: 0.80% of the first $25,000,000 of average daily net assets; 0.75% of the next $25,000,000 of average daily net assets; and 0.70% of the average daily net assets in excess of $50,000,000.

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For providing investment advisory and management services to the Emerging Markets Equity Fund, the Fund pays ICMI, on a monthly basis, an advisory fee based on the average daily net assets of the Fund, at the following annual rates: 1.18% of the first $2,500,000,000; and 1.00% of average daily net assets in excess of $2,500,000,000.

Wells Capital Management Incorporated.  Wells Capital Management Incorporated (“Wells”) serves as sub-adviser to the Large Core Growth Fund and SMID Cap Growth Fund and performs day-to-day investment management services to the Funds.  See “SUB-ADVISERS” in the Prospectus for more information regarding the investment advisory services provided to the Funds.  Wells is a wholly-owned subsidiary of Wells Fargo Bank, N.A. which in turn is wholly-owned by Wells Fargo & Company, a diversified financial services company.  For providing sub-advisory services to the Large Core Growth Fund, ICMI pays Wells on a monthly basis, a sub-advisory fee based on the average daily net assets of the Large Core Growth Fund, at an annual rate of 0.45% of the first $150,000,000 of average daily net assets; 0.425% of the next $150,000,000 of average daily net assets; and 0.35% of average daily net assets in excess of $300,000,000.  For providing sub-advisory services to the SMID Cap Growth Fund, ICMI pays Wells on a monthly basis, a sub-advisory fee based on average daily net assets of the SMID Cap Growth Fund, at an annual rate of 0.45% of the first $50,000,000 of average daily net assets; 0.425% of the next $50,000,000 of average daily net assets and 0.40% of average daily net assets in excess of $100,000,000.

Turner Investment Partners, Inc.  Turner Investment Partners, Inc. (“Turner”) serves as sub-adviser to the Mid Cap Growth Fund and Large Cap Growth Fund and performs day-to-day investment management services to the Funds.  See “SUB-ADVISERS” in the Prospectus for more information regarding the investment advisory services provided to the Funds.  For providing sub-advisory services to the Mid Cap Growth Fund, ICMI pays Turner, on a monthly basis, based on the average daily net assets of the Fund, a sub-advisory fee at an annual rate of 0.45%.  For providing sub-advisory services to the Large Cap Growth Fund, ICMI pays Turner, on a monthly basis, based on the average daily net assets of the Fund, a sub-advisory fee at an annual rate of 0.40% of the first $100,000,000 of average daily net assets and 0.35% of average daily net assets in excess of $100,000,000.

Neuberger Berman Management LLC.  Neuberger Berman Management Inc. (“Neuberger Berman”) serves as sub-adviser to the Mid Cap Value Fund and performs day-to-day investment management services to the Fund.  See “SUB-ADVISERS” in the Prospectus for more information regarding the investment advisory services provided to the Fund.  For providing sub-advisory service to the Fund, ICMI pays Neuberger Berman, on a monthly basis, a sub-advisory fee based on average daily net assets of the Fund, at an annual rate of 0.43%.

Goldman Sachs Asset Management, L.P.  Goldman Sachs Asset Management, L.P. (“GSAM”) serves as sub-adviser to the Small Cap Value Fund and performs day-to-day investment management services for the Fund. GSAM is wholly-owned by The Goldman Sachs Group, Inc.  See “SUB-ADVISERS” in the Prospectus for more information regarding the sub-advisory services provided to the Fund.  For providing sub-advisory service to the Fund, ICMI pays GSAM, on a monthly basis, a sub-advisory fee based on average daily net assets of the Fund, at an annual rate of 0.75% of the first $50,000,000 of average daily net assets; 0.70% with respect to the next $50,000,000 of average daily net assets; and 0.65% of average daily net assets in excess of $100,000,000.

T. Rowe Price Associates, Inc.  T. Rowe Price Associates, Inc. (“T. Rowe Price”) serves as sub-adviser to the Flexibly Managed, Large Growth Stock, and High Yield Bond Funds and performs day-to-day investment management services for the Funds.  See “SUB-ADVISERS” in the Prospectus for more information regarding the sub-advisory services provided to the Funds.  For providing sub-advisory services to the Funds, ICMI pays T. Rowe Price, on a monthly basis, fees based on the average daily net assets of each Fund.  The fees for the Flexibly Managed and High Yield Bond Funds are paid at the following rates: 0.50% with respect to the first $250,000,000 of the combined total average daily net assets of the two Funds and 0.40% with respect to the next $250,000,000 of combined total average daily net assets of the two Funds; provided, that the fees shall be paid at the rate of 0.40% with respect to all average daily net assets of the two Funds at such time as the combined total average daily net assets of the two Funds exceed $500,000,000.  The fees for the Large Growth Stock Fund are paid at the following rates:  0.40% with respect to the first $500,000,000 of the average daily net assets of the Fund; and 0.35% of the average daily net assets of the Fund in excess of $500,000,000.

T. Rowe Price has agreed to waive its monthly compensation due it under the Investment Sub-Advisory Agreement to the extent necessary to reduce its effective monthly sub-advisory fees for the Funds by the following percentages based on the combined average daily net assets of the Funds, and the certain other Penn Mutual accounts sub-advised by T. Rowe Price:

54

Combined Asset Levels	Percentage Fee Waiver

Between $750 million and $1.5 billion	5% fee reduction
Between $1.5 billion and $3 billion	7.5% fee reduction
Above $3 billion	10% fee reduction

Lord, Abbett & Co. LLC.  Lord, Abbett & Co. LLC (“Lord Abbett”) serves as sub-adviser to the Mid Core Value Fund and performs day-to-day investment management services for the Fund. See “SUB-ADVISERS” in the Prospectus for more information regarding the sub-advisory services provided to the Fund.  For providing sub-advisory services to the Fund, ICMI pays Lord Abbett, on a monthly basis, fees based on the average daily net assets of the Fund.  The fees for the Mid Core Value Fund are paid at the following rates: 0.45% with respect to the first $200,000,000 of the average daily net assets of the Fund; 0.40% with respect to the next $300,000,000 of the average daily net assets of the Fund; and 0.375% with respect to the average daily net assets of the Fund in excess of $500,000,000.

Heitman Real Estate Securities LLC.  Heitman Real Estate Securities LLC (“Heitman”) serves as sub-adviser to the REIT Fund and performs day-to-day investment management services for the Fund.  See “SUB-ADVISERS” in the Prospectus for more information regarding the sub-advisory services provided to the Fund.  For providing sub-advisory services to the Fund, ICMI pays Heitman, on a monthly basis, an advisory fee based on the average daily net assets of the Fund, at an annual rate of 0.40%.

Vontobel Asset Management, Inc.  Vontobel Asset Management, Inc. (“Vontobel”) serves as sub-adviser to the International Equity Fund and performs the day-to-day investment management services for the Fund. See “SUB-ADVISERS” in the Prospectus for information regarding the sub-advisory services provided to the Fund.  For providing sub-advisory services to the Fund, ICMI pays Vontobel, on a monthly basis, an advisory fee based on average daily net assets of the Fund. The fees are paid at the following rates: 0.50% with respect to the first $227,000,000 of the average daily net assets of the Fund; and 0.35% with respect to the average daily net assets of the Fund in excess of $227,000,000.

AllianceBernstein L.P.  AllianceBernstein L.P. (“Alliance”) serves as the sub-adviser to the SMID Cap Value Fund and performs day-to-day investment management services for the Fund.  See “SUB-ADVISERS” in the Prospectus for more information regarding the sub-advisory services provided to the Fund.  For providing sub-advisory services to the Fund, ICMI pays Alliance, on a monthly basis, an advisory fee based on average daily net assets of the Fund.  The fees are paid at the following annual rates: 0.95% with respect to the first $25,000,000 of the average daily net assets of the Fund; 0.75% with respect to the next $25,000,000 of the average daily net assets of the Fund; 0.65% with respect to the next $50,000,000 of the average daily net assets of the Fund; and 0.55% with respect to the average daily net assets of the Fund in excess of $100,000,000.

Eaton Vance Management.  Eaton Vance Management (“Eaton Vance”) serves as the sub-adviser to the Large Core Value Fund and performs day-to-day investment management services for the Fund. See “SUB-ADVISERS” in the Prospectus for more information regarding the sub-advisory services provided to the Fund.  For providing sub-advisory services to the Fund, ICMI pays Eaton Vance, on a monthly basis, an advisory fee based on average daily net assets of the Fund. The fees are paid at the following annual rates: 0.35% with respect to the first $150,000,000 of the average daily net assets of the Fund; 0.30% with respect to the next $250,000,000 of the average daily net assets of the Fund; and 0.25% with respect to the average daily net assets of the Fund in excess of $400,000,000.

SSgA Funds Management, Inc.  SSgA Funds Management, Inc. (“SSgA FM”) serves as the sub-adviser to the Small Cap Index Fund, the Developed International Index Fund and the Index 500 Fund and performs day-to-day investment management services for the Funds. See “SUB-ADVISERS” in the Prospectus for more information regarding the sub-advisory services provided to the Funds.  For providing sub-advisory services to the Funds, ICMI pays SSgA FM, on a monthly basis, an advisory fee based on the average daily net assets of each Fund.  The Developed International Index Fund fees are paid at the following annual rates: 0.15% with respect to the first $50,000,000 of the average daily net assets of the Fund; 0.10% with respect to the next $50,000,000 of the average daily net assets of the Fund; and 0.05% with respect to the average daily net assets of the Fund in excess of $100,000,000.  The Small Cap Index Fund fees are paid at the following annual rates: 0.08% with respect to the first $50,000,000 of the average daily net assets of the Fund; 0.06% with respect to the next $50,000,000 of the

55

average daily net assets of the Fund; and 0.04% with respect to the average daily net assets of the Fund in excess of $100,000,000.  The Index 500 Fund fees are paid at the following annual rates: 0.05% with respect to the first $150,000,000 of the average daily net assets of the Fund; 0.04% with respect to the next $150,000,000 of the average daily net assets of the Fund; and 0.02% with respect to the average daily net assets of the Fund in excess of $300,000,000.

Van Kampen Asset Management.  Van Kampen Asset Management (“Van Kampen”) serves as the sub-adviser to the Emerging Markets Equity Fund and performs day-to-day investment management services for the Fund.  Van Kampen has engaged its affiliate, Morgan Stanley Investment Management Company (“MSIM Company”), located at 23 Church Street, #16-01 Capital Square, Singapore 049481, to provide certain sub-advisory services to the Fund.  See “SUB-ADVISERS” in the Prospectus for more information regarding the sub-advisory services provided to the Fund.  For providing sub-advisory services to the Fund, ICMI pays Van Kampen, on a monthly basis, an advisory fee based on average daily net assets of the Fund.  The fees are paid at the following annual rates: 0.80% with respect to the first $150,000,000 of the average daily net assets of the Fund; and 0.75% with respect to the average daily net assets of the Fund in excess of $150,000,000.  Van Kampen compensates MSIM Company from the investment advisory fee paid to Van Kampen by ICMI.

Oppenheimer Capital LLC. Oppenheimer Capital LLC (“Oppenheimer Capital”) serves as sub-adviser to the Small Cap Growth Fund.  As sub-adviser, Oppenheimer Capital performs day-to-day portfolio management services to the Fund.  See “SUB-ADVISERS” in the Prospectus for more information regarding the investment advisory services provided to the Fund.  For providing sub-advisory services to the Fund, ICMI pays Oppenheimer Capital, on a monthly basis, based on the average daily net assts of the Fund, a sub-advisory fee at an annual rate of 0.50% of the first $50,000,000 of average daily net assets; 0.45% of the next $50,000,000 of average daily net assets and 0.40% of average daily net assets in excess of $100,000,000.

OppenheimerFunds, Inc. OppenheimerFunds, Inc. (“Oppenheimer”) serves as sub-adviser to the Large Cap Value Fund.  As sub-adviser, Oppenheimer performs day-to-day portfolio management services to the Fund.  See “SUB-ADVISERS” in the Prospectus for more information regarding the investment advisory services provided to the Fund.  For providing sub-advisory services to the Fund, ICMI pays Oppenheimer, on a monthly basis, based on the average daily net assets of the Fund, a sub-advisory fee at an annual rate of 0.35%.

In the years 2008, 2007, and 2006, the advisory fees paid to ICMI by each of the Funds were as follows:

Fund	2008	2007	2006
Money Market Fund	$290,493	$179,865	$152,089
Limited Maturity Bond Fund	203,527	151,611	136,823
Quality Bond Fund	673,580	568,000	515,353
High Yield Bond Fund(1)	378,293	449,943	426,811
Flexibly Managed Fund(2)	7,511,951	8,585,327	7,148,637
Balanced Fund*	N/A	N/A	N/A
Large Growth Stock Fund (3)	811,121	927,637	746,440
Large Cap Growth Fund (4)	131,555	166,607	156,698
Large Core Growth Fund*(5)	229,764	N/A	N/A
Large Cap Value Fund(6)	992,522	1,391,881	1,347,741
Large Core Value Fund*(7)	203,378	N/A	N/A
Index 500 Fund(8)	157,479	180,620	165,732

(1)	In 2008, 2007 and 2006, ICMI paid sub-advisory fees to T. Rowe Price Associates, Inc. of $295,034, $349,167, and $333,566, respectively.
(2)	In 2008, 2007 and 2006, ICMI paid sub-advisory fees to T. Rowe Price Associates, Inc. of $4,881,787, $5,551,770, and $4,655,437, respectively.
(3)	In 2008, 2007 and 2006, ICMI paid sub-advisory fees to T. Rowe Price Associates, Inc. of $495,428, $567,520, and $453,537, respectively.
(4)

From August 1, 2008 to December 31, 2008, ICMI paid sub-advisory fees to Turner Investment Partners, Inc. of $33,136. In 2008, 2007 and 2006, ICMI paid sub-advisory fees to ABN AMRO Asset Management Inc. of $66,450, $128,742, and $121,085, respectively.

(5)	From August 25, 2008 to December 31, 2008, ICMI paid sub-advisory fees to Wells Capital Management Inc. of $184,563.
(6)

From August 25, 2008 to December 31, 2008, ICMI paid sub-advisory fees to OppenheimerFunds, Inc. of $151,359. In 2008, 2007 and 2006, ICMI paid sub-advisory fees to Lord, Abbett & Co. LLC of $427,323, $795,941, and $773,870, respectively.

(7)	From August 25, 2008 to December 31, 2008, ICMI paid sub-advisory fees to Eaton Vance Management of $154,397.

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Mid Cap Growth Fund(9)	621,158	679,896	601,379
Mid Cap Value Fund(10)	528,248	722,944	663,207
Mid Core Value Fund(11)	289,128	341,666	310,417
SMID Cap Growth Fund*(12)	10,972	N/A	N/A
SMID Cap Value Fund*(13)	14,481	N/A	N/A
Small Cap Growth Fund(14)	530,062	761,863	834,488
Small Cap Value Fund(15)	1,226,358	1,581,116	1,439,203
Small Cap Index Fund*(16)	8,809	N/A	N/A
Developed International Index Fund*(17)	10,045	N/A	N/A
International Equity Fund(18)	2,583,158	2,853,684	2,070,977
Emerging Markets Equity Fund*(19)	255,402	N/A	N/A
REIT Fund(20)	324,084	488,326	394,416
Aggressive Allocation Fund*	217	N/A	N/A
Moderately Aggressive Allocation Fund*	1,405	N/A	N/A
Moderate Allocation Fund*	1,950	N/A	N/A
Moderately Conservative Allocation Fund*	1,850	N/A	N/A
Conservative Allocation Fund*	1,735	N/A	N/A

* Commencement of operations was August 25, 2008

Portfolio Managers

This section includes information about the Funds’ portfolio managers, including information about other accounts they manage, the dollar range of Fund shares they own (if any) and how they are compensated.

Independence Capital Management, Inc.:  Investment adviser to the Money Market, Limited Maturity Bond, Quality Bond, Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds (collectively, the “Funds”).

Compensation.  Peter Sherman, Joshua Myers, Jennifer Ripper, Christopher Beaulieu and Keith Huckerby are compensated by the Funds’ adviser, Independence Capital Management, Inc., through an Administrative Service and Support Agreement with its parent, The Penn Mutual Life Insurance Company.  Willard N. Woolbert is compensated by the Funds’ adviser, Independence Capital Management, Inc., through an Administrative Service and Support Agreement with Pennsylvania Trust Company.

Peter Sherman, Joshua Myers, Jennifer Ripper, Christopher Beaulieu and Keith Huckerby receive their compensation based upon three components.  The first component is base salary, which is fixed and reviewed annually.  The second component of compensation is in the form of a small performance bonus, which is based upon relative performance of the individual portfolios managed by the portfolio managers versus an appropriate

(8)

From August 25, 2008 to December 31, 2008, ICMI paid sub-advisory fees to SSgA Funds Management, Inc. of $35,164. In 2008, 2007 and 2006, ICMI paid sub-advisory fees to Wells Capital Management Incorporated of $70,985, $117,408, and $111,028, respectively.

(9)	In 2008, 2007 and 2006, ICMI paid sub-advisory fees to Turner Investment Partners, Inc. of $403,551, $484,462, and $429,557, respectively.
(10)	In 2008, 2007 and 2006, ICMI paid sub-advisory fees to Neuberger Berman Management LLC. of $412,994, $565,211, and $518,507, respectively.
(11)	In 2008, 2007 and 2006, ICMI paid sub-advisory fees to Lord, Abbett & Co. LLC of $180,705, $213,541, and $194,011, respectively.
(12)	From August 25, 2008 to December 31, 2008, ICMI paid sub-advisory fees to Wells Capital Management Inc. of $6,583.
(13)	From August 25, 2008 to December 31, 2008, ICMI paid sub-advisory fees to AllianceBernstein L.P. of $14,481.
(14)

From August 25, 2008 to December 31, 2008, ICMI paid sub-advisory fees to Oppenheimer Capital LLC of $92,097. In 2008, 2007 and 2006, ICMI paid sub-advisory fees to Bjurman, Barry & Associates of $259,115, $517,402, and $569,277, respectively.

(15)	In 2008, 2007 and 2006, ICMI paid sub-advisory fees to Goldman Sachs Asset Management, L.P. of $1,012,803, $1,284,089, and $1,175,567, respectively.
(16)	From August 25, 2008 to December 31, 2008, ICMI paid sub-advisory fees to SSgA Funds Management, Inc. of $2,349.
(17)	From August 25, 2008 to December 31, 2008, ICMI paid sub-advisory fees to SSgA Funds Management, Inc. of $5,023.
(18)	In 2008, 2007 and 2006, ICMI paid sub-advisory fees to Vontobel Asset Management, Inc. of $1,398,075, $1,515,546, and $1,195,792, respectively.
(19)	From August 25, 2008 to December 31, 2008, ICMI paid sub-advisory fees to Van Kampen Asset Management, Inc. of $173,153.
(20)	In 2008, 2007 and 2006, ICMI paid sub-advisory fees to Heitman Real Estate Securities LLC of $185,191, $279,043, and $239,605, respectively.

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market benchmark for each portfolio measured over both a one- and three- year time period (pre-tax).  With respect to, the third component of compensation is in the form of a bonus based upon a multiple of base salary and tied to specific measures of profitability goals, sales goals and expense management goals of The Penn Mutual Life Insurance Company.

Willard N. Woolbert receives compensation based upon two components. The first component is base salary, which is fixed and reviewed annually. The second component of compensation is in the form of a bonus, which is tied to profitability goals of Pennsylvania Trust Company.

Peter M. Sherman, in his capacity as Executive Vice President and Chief Investment Officer of Penn Mutual, and Willard N. Woolbert, in his capacity as Senior Vice President and Chief Investment Officer of Pennsylvania Trust Company, are also eligible to participate in a deferred compensation plan that is only made available to certain individuals.  Participation in the deferred compensation plan, while exclusive to only some individuals at Penn Mutual, is not solely related to fund management.

Fund Shares Owned by Portfolio Managers.  The following table shows the dollar amount range of the portfolio managers’ “beneficial ownership” of shares of the Funds as of December 31, 2008.  Dollar amount ranges disclosed are established by the SEC.  “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

Portfolio Manager	Fund	Dollar Range of Fund Shares
Peter M. Sherman	Money Market Fund	$50,001 - $100,000
	Limited Maturity Bond Fund	NONE
	Quality Bond Fund	NONE
	Aggressive Allocation Fund	NONE
	Moderately Aggressive Allocation Fund	NONE
	Moderate Allocation Fund	NONE
	Moderately Conservative Allocation Fund	NONE
	Conservative Allocation Fund	NONE
Joshua J. Myers	Money Market Fund	NONE
	Limited Maturity Bond Fund	NONE
	Quality Bond Fund	$10,001 - $50,000
Jennifer S. Ripper	Money Market Fund	NONE
	Limited Maturity Bond Fund	NONE
	Quality Bond Fund	$1 - $10,000
Christopher Beaulieu	Money Market Fund	NONE
	Limited Maturity Bond Fund	NONE
	Quality Bond Fund	$1 - $10,000
Keith G. Huckerby	Balanced Fund	NONE
	Aggressive Allocation Fund	NONE
	Moderately Aggressive Allocation Fund	NONE
	Moderate Allocation Fund	NONE
	Moderately Conservative Allocation Fund	NONE
	Conservative Allocation Fund	NONE
Willard N. Woolbert	Balanced Fund	NONE
	Aggressive Allocation Fund	NONE
	Moderately Aggressive Allocation Fund	NONE
	Moderate Allocation Fund	NONE
	Moderately Conservative Allocation Fund	NONE
	Conservative Allocation Fund	NONE

Other Accounts.  In addition to the Funds, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below.  None of the accounts listed below are subject to a performance-based advisory fee.  The information below is provided as of December 31, 2008.

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	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name*	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Money Market, Quality Bond and Limited Maturity Bond Funds

Joshua J. Myers	0	$0	0	$0	1	$6.2 billion
Jennifer S. Ripper	0	$0	0	$0	1	$6.2 billion
Christopher Beaulieu	0	$0	0	$0	1	$6.2 billion
Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds
Willard N. Woolbert	0	$0	0	$0	220	$154.1 million
Keith G. Huckerby	0	$0	0	$0	0	$0

Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation, Conservative Allocation, Money Market, Quality Bond and Limited Maturity Bond Funds
Peter M. Sherman	0	$0	0	$0	1	$6.2 billion

Conflicts of Interests.  The Portfolio Managers manage multiple accounts, including the Funds.  The Portfolio Managers make decisions for each portfolio taking into account the investment objectives, policies, guidelines and other relevant considerations that are applicable to that portfolio.  Independence Capital Management, Inc. believes that its written policies and procedures are reasonably designed to minimize potential conflicts of interest and to prevent material conflicts of interest that may arise when managing portfolios for multiple accounts with similar investment objectives.

Independence Capital Management, Inc. does not believe that any material conflicts of interest exist in connection with the Portfolio Managers’ management of the investments of the Funds and the investments of the Other Accounts referenced in the Table above.

T. Rowe Price Associates (“T. Rowe Price”):  Investment Sub-Adviser to the Flexibly Managed, High Yield Bond and Large Growth Stock Funds (collectively, the “Funds”).

Compensation.  T. Rowe Price compensates each Fund’s portfolio manager.  Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is determined based on the following factors:

Investment performance over one-, three-, five-, and 10-year periods is the most important input. We evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad based index (ex. S&P 500) and an applicable Lipper index (ex. Large-Cap Growth), though other benchmarks may be used as well. Investment results are also measured against comparably managed funds of competitive investment management firms.  Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds.   Compensation is viewed with a long term time horizon.  The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor. In reviewing relative performance for fixed-income funds, a fund’s expense ratio is usually taken into account.

Contribution to our overall investment process is an important consideration as well.  Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts, and being good corporate citizens are important components of our long term success and are highly valued.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees.  Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

This compensation structure is used for all portfolios managed by the portfolio manager.

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Fund Shares Owned by Portfolio Managers.  The portfolio managers did not beneficially own any shares of the Funds, as of December 31, 2008.

Other Accounts.  In addition to the Funds, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below.  None of the accounts listed below are subject to a performance-based advisory fee.  The information below is provided as of December 31, 2008.  Total assets are based on T. Rowe Price internal records as of December 31, 2008.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets [Note: not including Funds] (in Millions)	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)
Flexibly Managed Fund
David Giroux	3	$9,838.1	1	$69.6	0	$0
High Yield Bond Fund
Mark Vaselkiv	8	$5,800.4	7	$1,155.9	19	$2,560.1
Large Growth Stock Fund
P. Robert Bartolo	12	$18,072.1	1	$131.4	8	$434.3

Conflicts of Interests.  T. Rowe Price is not aware of any material conflicts of interest that may arise in connection with a portfolio manager’s management of a Fund’s investments and the investments of the other accounts listed above. Portfolio managers at T. Rowe Price typically manage multiple accounts.  These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), and commingled trust accounts.  Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio.  Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio.  T. Rowe Price has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients.  Also, as disclosed in the “Compensation” section above, our portfolio managers’ compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.

Lord, Abbett & Co. LLC (“Lord Abbett”):  Investment Sub-Adviser to the Mid Core Value Fund (the “Fund”).

Compensation: When used in this section, the term “fund” refers to the Fund, as well as any other registered investment companies, pooled investment vehicles and accounts managed by a portfolio manager.  Each portfolio manager receives compensation from Lord Abbett consisting of salary, bonus and profit sharing plan contributions.  The level of base compensation takes into account the portfolio manager’s experience, reputation and competitive market rates.

Fiscal year-end bonuses, which can be a substantial percentage of overall compensation, are determined after an evaluation of various factors.  These factors include the portfolio managers’ investment results and style consistency, the dispersion among funds with similar objectives, the risk taken to achieve the fund returns and similar factors.  In considering the portfolio manager’s investment results, Lord Abbett’s senior management may evaluate the Fund’s performance against one or more benchmarks from among the Fund’s primary benchmark and any supplemental benchmarks as disclosed in the prospectus, indexes disclosed as performance benchmarks by the portfolio manager’s other accounts, and other indexes within the one or more of the Fund’s peer groups maintained by rating agencies, as well as the Fund’s peer group.  In particular, investment results are evaluated based on an assessment of the portfolio manager’s three- and five-year investment returns on a pre-tax basis versus both the benchmark and the peer groups.  Finally, there is a component of the bonus that reflects leadership and management of the investment team.  The evaluation does not follow a formulaic approach, but rather is reached following a review of these factors.  No part of the bonus payment is based on the portfolio manager’s assets under

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management, the revenues generated by those assets, or the profitability of the portfolio manager’s team.  Lord Abbett does not manage hedge funds.  In addition, Lord Abbett may designate a bonus payment of a manager for participation in the firm’s senior incentive compensation plan, which provides for a deferred payout over a five-year period.  The plan’s earnings are based on the overall asset growth of the firm as a whole. Lord Abbett believes this incentive focuses portfolio managers on the impact their fund’s performance has on the overall reputation of the firm as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates.

Lord Abbett provides a 401(k) profit-sharing plan for all eligible employees.  Contributions to a portfolio manager’s profit-sharing account are based on a percentage of the portfolio manager’s total base and bonus paid during the fiscal year, subject to a specified maximum amount.  The assets of this profit-sharing plan are entirely invested in Lord Abbett-sponsored funds.

Fund Shares Owned by Portfolio Managers.  The portfolio managers did not beneficially own any shares of the Fund as of December 31, 2008.

Other Accounts.  The following table indicates for the Fund as of December 31, 2008:  (1) the number of other accounts managed by each portfolio manager who is jointly and primarily responsible for the day-to-day management of the Fund within certain categories of investment vehicles; and (2) the total assets in such accounts managed within each category.  For each of the categories a footnote to the table also provides the number of accounts and the total assets in the accounts with respect to which the management fee is based on the performance of the account.  Included in the Registered Investment Companies or mutual funds category are those U.S. registered funds managed or sub-advised by Lord Abbett, including funds underlying variable annuity contracts and variable life insurance policies offered through insurance companies.  The Other Pooled Investment Vehicles category includes collective investment funds, offshore funds and similar non-registered investment vehicles.  Lord Abbett does not manage any hedge funds.  The Other Accounts category encompasses Retirement and Benefit Plans (including both defined contribution and defined benefit plans) sponsored by various corporations and other entities, individually managed institutional accounts of various corporations, other entities and individuals, and separately managed accounts in so-called wrap fee programs sponsored by financial intermediaries (which include broker-dealers, registered investment advisers, banks, trust companies, certified financial planners, third-party administrators, recordkeepers, trustees, custodians, financial consultants and insurance companies) unaffiliated with Lord Abbett.  (The data shown below is approximate.)

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)
Robert P. Fetch	12	$7,250.8	3	$313.4	700	$1,902.1	*
Jeff Diamond	8	$4,113	0	$0	962*	$470.7	*

*

Included in the number of accounts and total assets are 3 accounts with respect to which the management fee is based on the performance of the account; such accounts total approximately $411.0 million in total assets

Conflicts of Interest:  Conflicts of interest may arise in connection with the portfolio managers’ management of the investments of the Fund and the investments of the other accounts included in the table above.  Such conflicts may arise with respect to the allocation of investment opportunities among the Fund and other accounts with similar investment objectives and policies.  An portfolio manager potentially could use information concerning the Fund’s transactions to the advantage of other accounts and to the detriment of the Fund.  To address these potential conflicts of interest, Lord Abbett has adopted and implemented a number of policies and procedures.  Lord Abbett has adopted Policies and Procedures for Evaluating Best Execution of Equity Transactions, as well as Trading Practices/Best Execution Procedures.  The objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and allocation of investment opportunities on behalf of all accounts managed by Lord Abbett.  In addition, Lord Abbett’s Code of Ethics sets forth general principles for the conduct of employee personal securities transactions in a manner that avoids any actual or potential conflicts of interest with the interests of Lord Abbett’s clients including the Fund.  Moreover, Lord Abbett’s Insider Trading and Receipt of Material Non-Public Information Policy and Procedure sets forth procedures for personnel to follow when they have inside information.  Lord Abbett is not affiliated with a full service broker-dealer and therefore does not execute any

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portfolio transactions through such an entity, a structure that could give rise to additional conflicts.  Lord Abbett does not conduct any investment bank functions and does not manage any hedge funds.  Lord Abbett does not believe that any material conflicts of interest exist in connection with the portfolio manager’s management of the investments of the Fund and the investments of the other accounts referenced in the table above.

Heitman Real Estate Securities LLC (“Heitman”): Investment Sub-Adviser to the REIT Fund (the “Fund”).

Compensation. Heitman compensates the Fund’s portfolio managers. The portfolio managers are a part of the 18 senior employees of Heitman and Heitman LLC who hold a 50% equity interest in the business. The expansion of the firm’s equity ownership group was done to accomplish two goals: to put in place incentives for peak client service and portfolio performance and to provide the basis for retention of key personnel. The total compensation of these partners is tied directly to the performance of the investments under their individual management and the degree to which client objectives have been met.

Compensation for the portfolio management team is aligned with the interests of Heitman’s clients. Compensation comes in the form of salaries, set to market at least annually, and bonus compensation drawn from the profits of the enterprise. Bonuses for Heitman’s publicly traded real estate securities investment professionals are determined according to the following criteria: performance versus benchmark, performance versus peer group managers, stock selection ability, and subjective review of performance.

These measures are evaluated over one and three year periods and the resulting bonuses have typically ranged from 0% to 150% of base salary. Heitman participates in several annual compensation surveys including, the McClagan, NAREIM and FPL surveys. Based on these studies, Heitman’s compensation structure is competitive with the industry standard.

Fund Shares Owned by Portfolio Managers. The portfolio managers did not beneficially own any shares of the Fund, as of December 31, 2008.

Other Accounts. In addition to the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. The information below is provided as of December 31, 2008.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Larry S. Antonatos**	4	308.4	4	790.8	2,430*	744.5	*
Timothy J. Pire**	4	308.4	8	873.5	2,432	766.8	*

*	One account ($53 million) is subject to a performance-based advisory fee.
**

Portfolio management is performed by a team of two portfolio managers, Timothy J. Pire and Larry S. Antonatos, each of whom has equal responsibility for the $1.84 billion in total assets under management.

Conflicts of Interests. Heitman attempts to minimize conflicts of interest. Heitman’s portfolio trading policy prohibits any allocation of trades in a manner that proprietary accounts, affiliated accounts or any particular client or group of clients receives more favorable treatment than other clients. Heitman often purchases and sells the same security at the same price and time for more than one client because (i) Heitman generally recommends similar strategies for its various accounts, (ii) Heitman only recommends a limited number of real estate related securities, and (iii) numerous clients have similar investment objectives and similar portfolios. Heitman typically allocates trades among the client accounts on a pro-rata basis.

Goldman Sachs Asset Management, L.P. (“GSAM”):  Investment Sub-Adviser to the Small Cap Value Fund (the “Fund”).

Compensation:  GSAM compensates the Fund’s portfolio managers.  GSAM and the GSAM Value Team’s (the “Value Team”) compensation package for its portfolio managers is comprised of a base salary and a performance bonus.  The performance bonus is a function of each portfolio manager’s individual performance and his or her contribution to overall team performance.  Portfolio Managers are rewarded for their ability to outperform a

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benchmark while managing risk appropriately.  Compensation is also influenced by the Value Team’s total revenues for the past year which in part is derived from advisory fees and for certain accounts, performance based fees.  Anticipated compensation levels among competitor firms may also be considered, but is not a principal factor. The performance bonus is significantly influenced by 3 Year period of investment performance.  The following criteria are considered:  individual performance (relative, absolute), team performance (relative, absolute), consistent performance that aligns with clients’ objectives, and achievement of top rankings (relative and competitive).

Other Compensation.  In addition to base salary and performance bonus, GSAM  has a number of additional benefits/deferred compensation programs for all portfolio managers in place including (i) a 401K program that enables employees to direct a percentage of their pretax salary  and bonus income into a tax-qualified  retirement plan; (ii) a profit sharing program to  which Goldman Sachs makes a pretax contribution; and (iii) investment opportunity programs in which certain professionals are eligible to participate subject to certain net worth requirements.  Portfolio Managers may also receive grants of restricted stock units and/or stock options as part of their compensation.

Certain GSAM Portfolio Managers may also participate in the firm’s Partner Compensation Plan, which covers many of the firm’s senior executives.  In general, under the Partner Compensation Plan, participants receive a base salary and a bonus (which may be paid in cash or in the form of an equity-based award) that is linked to Goldman Sachs’ overall financial performance.

Fund Shares Owned by Portfolio Managers:  The portfolio managers did not beneficially own any shares of the Fund, as of December 31, 2008.  Due to GSAM’s internal policies, GSAM portfolio managers are generally prohibited from purchasing shares of sub-advised funds for which they have primary responsibility.

Other Accounts.  In addition to the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below.  The information below is provided as of December 31, 2008.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets	Number of Accounts	Total Assets (in millions)
Dolores Bamford	47	$1,0122.8	2	$148.8	217	$8821.1
James (Chip) Otness	7	$1,188.3	2	$148.8	15	$760.8
Sally Pope Davis	7	$1,188.3	2	$148.8	15	$760.8
Robert Crystal	7	$1,188.3	2	$148.8	15	$760.8
Scott Carroll	47	$10,122.8	2	$148.8	217	$8,821.1
J. Kelly Flynn	15	$6,510.3	2	$148.8	44	$2,452.3
Performance Fee Based Accounts
Dolores Bamford	0	$0	2	$148.8	3	$147.2
James (Chip) Otness	0	$0	2	$148.8	1	$95.6
Sally Pope Davis	0	$0	2	$148.8	1	$95.6
Robert Crystal	0	$0	2	$148.8	1	$95.6
Scott Carroll	0	$0	2	$148.8	3	$147.2
J. Kelly Flynn	0	$0	2	$148.8	1	$95.6

Conflicts of Interests.  GSAM’s portfolio managers are often responsible for managing one or more funds as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds.  A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Fund and may also have a performance-based fee.  The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.

GSAM has a fiduciary responsibility to manage all client accounts in a fair and equitable manner.  It seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a

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fair and timely manner.  To this end, GSAM has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management.  In addition, GSAM has adopted policies limiting the circumstances under which cross-trades may be effected between a fund and another client account.  GSAM conducts periodic reviews of trades for consistency with these policies.

Vontobel Asset Management, Inc. (“Vontobel”):  Investment Sub-Adviser to the International Equity Fund.

Compensation.  The portfolio manager for the International Equity Fund (“Fund”) is compensated by the Fund’s sub-adviser, Vontobel. The firm’s portfolio managers have been strong contributors to the growth of the firm given their long tenure and the investment results they have produced. In recognition of their long-standing contribution to the growth of the business they receive a base salary which is excess of market averages. In addition, they receive a percentage share in the advisory fee revenue that the assets under management in their strategies generate. The firm renegotiated the terms of employment with the Fund’s portfolio manager in 2005. As a result, part of his revenue share is now deferred for a period of three years.

The portfolio manager does not receive any compensation directly from the Fund or the Fund’s investment adviser.

Fund Shares Owned by Portfolio Manager.  The portfolio manager did not beneficially own any shares of the Fund, as of December 31, 2008.

Other Accounts.  In addition to the Fund, the portfolio manager is responsible for the day-to-day management of certain other accounts, as listed below.  The information below is provided as of December 31, 2008.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets	Number of Accounts	Total Assets (in millions)
Rajiv Jain	4	$1,122	18	$2,618	8*	$944

*              Of these Other Accounts, 2 accounts with approximately $185,059,630 million in assets had performance based advisory fees.

Conflicts of Interests.  The portfolio manager is responsible for the day-to-day management of all international equity products which Vontobel Asset Management, Inc. offers.  The portfolio manager has a team of analysts that conduct screening of companies that must meet Vontobel’s strict investment criteria.  This screening process yields an investment universe of approximately 250 companies.  Each portfolio is built using the aforementioned investment universe of companies.  Vontobel sees no conflicts of interest in managing the above mentioned portfolios within the guidelines set forth by the Fund.

Neuberger Berman Management LLC (“Neuberger Berman”):  Investment Sub-Adviser to the Mid Cap Value Fund (the “Fund”).

Compensation.  A portion of the compensation paid to each portfolio manager for management of the mutual funds in the fund family is determined by comparisons to pre-determined peer groups and benchmarks, as opposed to a system dependent on a percent of management fees. The portfolio managers are paid a base salary that is not dependent on performance.  Each portfolio manager also has a “target bonus,” which is set each year and can be increased or decreased prior to payment based in part on performance measured against the relevant peer group and benchmark.  Performance is measured on a three-year rolling average in order to emphasize longer-term performance.  There is also a subjective component to determining the bonus, which consists of the following factors: (i) the individual’s willingness to work with the marketing and sales groups; (ii) his or her effectiveness in building a franchise; and (iii) client servicing.  Senior management determines this component in appropriate cases.  There are additional components that comprise the portfolio managers’ compensation packages, including:  (i) whether the portfolio manager was a partner/principal of Neuberger Berman prior to Neuberger Berman Holdings LLC’s initial public offering; (ii) for more recent hires, incentives that may have been negotiated at the time the portfolio manager joined the Neuberger Berman complex; and (iii) the total amount of assets for which the portfolio manager is responsible.

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Certain portfolio managers may manage products other than mutual funds, such as high net worth separate accounts.  For the management of these accounts, a portfolio manager will generally receive a percentage of pre-tax revenue determined on a monthly basis less third party payouts (e.g., a “finder’s fee” or “referral fee” paid to a third party).  To determine the percentage of revenue a portfolio manager receives, the aggregate fees collected on the accounts for which the portfolio manager are responsible are compared to a predetermined benchmark of fees that is grown 4% per annum.

Neuberger Berman’s portfolio managers have always had a degree of independence that they would not get at other firms that have, for example, investment committees.  Neuberger Berman believes that its portfolio managers are retained not only through compensation and opportunities for advancement, but also by a collegial and stable money management environment.

Neuberger Berman believes the measurement versus the peer groups on a three-year rolling average basis creates a meaningful disincentive to try and beat the peer group and benchmark in any given year by taking undue risks in portfolio management.  The incentive is to be a solid performer over the longer-term, not necessarily to be a short-term winner in any given year

Fund Shares Owned by Portfolio Manager.  The portfolio manager did not beneficially own any shares of the Fund, as of December 31, 2008.

Other Accounts.  In addition to the Fund, the portfolio manager is responsible for the day-to-day management of certain other accounts, as listed below. None of the accounts listed below are subject to a performance-based advisory fee.  The information below is provided as of December 31, 2008.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets	Number of Accounts	Total Assets (in millions)
S. Basu Mullick	4	$2,403	0	0	5	$744

Conflict of Interest:  While the portfolio manager’s management of other accounts may give rise to the conflicts of interest discussed below, Neuberger Berman believes that it has designed policies and procedures to appropriately address those conflicts. From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund and the management of other accounts, which might have similar investment objectives or strategies as the Fund or track the same index the Fund tracks.  Other accounts managed by the portfolio manager may hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund.

As a result of the portfolio manager’s day-to-day management of the Fund, the portfolio manager knows the size, timing and possible market impact of the Fund’s trades.  While it is theoretically possible that the portfolio manager could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund, Neuberger Berman has policies and procedures to address such a conflict.

From time to time, a particular investment opportunity may be suitable for both the Fund and other types of accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully.  Similarly, there may be limited opportunity to sell an investment held by the Fund and another account.  Neuberger Berman has adopted policies and procedures reasonably designed to fairly allocate investment opportunities.  Typically, when the Fund and one or more of the other mutual funds or other accounts managed by Neuberger Berman are contemporaneously engaged in purchasing or selling the same securities from or to third parties, transactions are averaged as to price and allocated, in terms of amount, in accordance with a formula considered to be equitable to the funds and accounts involved.  Although in some cases this arrangement may have a detrimental effect on the price or volume of the securities as to the Fund, in other cases it is believed that the Fund’s ability to participate in volume transactions may produce better executions for it.

Turner Investment Partners, Inc. (“Turner”):  Investment Sub-Adviser to the Mid Cap Growth Fund and Large Cap Growth Fund (collectively, the “Funds”).

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Compensation.  Turner compensates each Fund’s portfolio managers.  Turner’s investment professionals receive a base salary commensurate with their level of experience. Turner’s goal is to maintain competitive base salaries through review of industry standards, market conditions, and salary surveys. Bonus compensation, which is a multiple of base salary, is based on the performance of each individual’s sector and portfolio assignments relative to appropriate market benchmarks. In addition, each employee is eligible for equity awards. Turner believes this compensation provides incentive to attract and retain highly qualified people.

The objective performance criteria noted above accounts for 90% of the bonus calculation. The remaining 10% is based upon subjective, “good will” factors including teamwork, interpersonal relations, the individual’s contribution to overall success of the firm, media and client relations, presentation skills, and professional development.  Portfolio managers/analysts are reviewed on an annual basis. The Chief Investment Officer, Robert E. Turner, CFA, is responsible for setting base salaries, bonus targets, and making all subjective judgments related to an investment professionals’ compensation.

Fund Shares Owned by Portfolio Managers.  The portfolio managers did not beneficially own any shares of the Funds as of December 31, 2008.

Other Accounts.  In addition to the Funds, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below.  The information below is provided as of December 31, 2008.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Mid Cap Growth Fund
Christopher McHugh	14	$2.4 billion	32	$268 million	28	$1.1 billion
	3*	$375 million*	1*	$21 million*	2*	$79 million*

Jason Schrotberger	14	$2.3 billion	30	$251 million	58	$1.9 billion
	1*	$18 million*	1*	$21 million*	5*	$302 million*

Tara Hedlund	9	$1.9 billion	21	$195 million	16	$499 million
	1*	$18 million*	0*	$0*	1*	$63 million*
Large Cap Growth Fund
Robert E. Turner	16	$1.6 billion	40	$730 million	106	$6.0 billion
	2*	$357 million*	1*	$21 million*	5*	$360 million*
Mark Turner	13	$1.5 billion	34	$660 million	102	$5.4 billion
	1*	$327 million*	0*	$0*	5*	$360 million*
Robb J. Parlanti	11	$1.1 billion	27	$656 million	92	$5.4 billion
	0*	$0*	0*	$0*	3*	$341 million*
Halie O’Shea	5	$634 million	19	$491 million	69	$4.1 billion
	0*	$0*	0*	$0*	3*	$341 million*

*      These accounts are subject to performance-based advisory fees.

Conflicts of Interests.  As is typical for many money managers, potential conflicts of interest may arise related to Turner’s management of accounts including the Funds where not all accounts are able to participate in a desired IPO, or other limited opportunity, relating to use of soft dollars and other brokerage practices, related to the voting of proxies, employee personal securities trading, and relating to a variety of other circumstances. In all cases, however, Turner believes it has written policies and procedures in place reasonably designed to prevent violations of the federal securities laws and to prevent material conflicts of interest from arising.

Wells Capital Management Incorporated (“Wells Capital”):  Investment Sub-Adviser to the Large Core Growth and SMID Cap Growth Funds (collectively, the “Funds”).

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Compensation.  Wells Capital compensates each Fund’s portfolio manager.  Wells Capital believes that the quality of an investment firm is derived from the intelligence, experience and leadership capabilities of its people.  Recruitment and retention are therefore key components of a firm’s success.  Wells Capital has designed compensation programs to be competitive with those offered by our key competitors in the investment industry.

Compensation for portfolio managers is focused on annual and historical portfolio performance as compared to the portfolio’s objectives, and by contribution to client retention, asset growth and business relationships.  Research analysts are also evaluated based on the performance of the sectors that they cover in the portfolio and their security recommendations.  Investment team compensation structure is directly linked to the value added to clients’ portfolios as measured by the performance metrics described here.

Long-tenured investment professionals with proven success may also participate in a revenue sharing program that is tied to the success of their respective investment portfolios, which we believe provides direct participation in the growth and success of the company and its clients.  Revenue sharing is one example of a powerful incentive program which helps retain and attract the caliber of investment talent that we believe characterizes Wells Capital’s investment teams.

Wells Capital encourages professional development of all its employees to enhance their knowledge and expertise and further their value to our firm.  We encourage our professionals to pursue their Masters in Business Administration, the Chartered Financial Analyst designation and other recognized industry programs, where employees may be rewarded for their achievements and reimbursed for their educational fees.  Executives also participate in executive/management training seminars and conferences.

Fund Shares Owned by Portfolio Manager.  The portfolio manager did not beneficially own any shares of the Funds as of December 31, 2008.

Other Accounts.  In addition to the Funds, the portfolio manager is responsible for the day-to-day management of certain other accounts, as listed below.  The information below is provided as of December 31, 2008.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)
Large Core Growth Fund
Thomas Pence	12	$3,284	4	$48	194	$5,239
SMID Cap Growth Fund
Stuart Roberts	8	$1,065	2	$36	15	$933
Jerome C. Philpott	8	$1,065	2	$36	17	$933
Performance Fee Based Accounts
Large Core Growth Fund
Thomas Pence	0	$0	0	$0	0	$0
SMID Cap Growth Fund
Stuart Roberts	0	$0	0	$0	3	$275
Jerome C. Philpott	0	$0	0	$0	3	$275

Conflicts of Interests.  Wells Capital’s portfolio managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds.  While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Wells Capital has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

AllianceBernstein L.P.  Investment Sub-Adviser to the SMID Cap Value Fund (the “Fund”).

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Compensation.  AllianceBernstein’s compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients.  Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management.  Investment professionals’ annual compensation is comprised of the following:

(i)           Fixed base salary:  This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals.  The base salary does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

(ii)        Discretionary incentive compensation in the form of an annual cash bonus:  AllianceBernstein’s overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors.  In evaluating this component of an investment professional’s compensation, AllianceBernstein considers the contribution to his/her team or discipline as it relates to that team’s overall contribution to the long-term investment success, business results and strategy of AllianceBernstein.  Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance.  There are no specific formulas used to determine this part of an investment professional’s compensation and the compensation is not tied to any pre-determined or specified level of performance.  AllianceBernstein also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of the AllianceBernstein’s  leadership criteria.

(iii)     Discretionary incentive compensation in the form of awards under the AllianceBernstein’s  Partners Compensation Plan (“deferred awards”):  The Adviser’s overall profitability determines the total amount of deferred awards available to investment professionals.  The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus.  There is no fixed formula for determining these amounts.  Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or AllianceBernstein  terminates his/her employment.  AllianceBernstein also permits deferred award recipients to allocate up to 50% of their award to investments in the AllianceBernstein’s  publicly traded equity securities.

Fund Shares Owned by Portfolio Managers.  The portfolio managers did not beneficially own any shares of the Fund, as of December 31, 2008.

Other Accounts.  In addition to the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below.  The information below is provided as of December 31, 2008.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Joseph Gerard Paul	114	$32,551	132	$15,380	37,319	$74,841
James MacGregor	9	2,212	4	$151	49	$728
Performance Fee Based Accounts
Joseph Gerard Paul	3	$6,350	3	$202	110	$6,887
James MacGregor	0	$0	0	$0	0	$0

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Conflicts of Interests.

Investment Professional Conflict of Interest Disclosure. As an investment adviser and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty.  We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities.  Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably.  We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

Employee Personal Trading.  AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase and/or notionally in connection with deferred incentive compensation awards. AllianceBernstein’s Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein.  The Code also requires preclearance of all securities transactions (except transactions in open-end mutual funds) and imposes a one-year holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients.  AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients.  Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account.  The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations.  Among other things, AllianceBernstein’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage.  In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably.  No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts.  Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client’s account, nor is it directly tied to the level or change in level of assets under management.

Allocating Investment Opportunities.  AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities.  These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts.  Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities.  Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

AllianceBernstein’s procedures are also designed to prevent potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account.  An investment professional may perceive that he or she has an incentive to devote more time to

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developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.

To address these conflicts of interest, AllianceBernstein’s policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities.  These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

Eaton Vance Management.  Investment Sub-Adviser to the Large Core Value Fund (the “Fund”).

Compensation.

Structure.  Compensation paid by Eaton Vance to its portfolio managers and other investment professionals has three primary components:  (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of Eaton Vance Corp.’s nonvoting common stock and restricted shares of Eaton Vance Corp.’s nonvoting common stock.  Eaton Vance’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to all Eaton Vance employees.  Compensation of Eaton Vance’s investment professionals is reviewed primarily on an annual basis.  Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of Eaton Vance Corp.

Methods to Determine Compensation.  Eaton Vance compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus appropriate peer groups or benchmarks.  In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance.  Risk-adjusted performance measures include, but are not limited to, the Sharpe Ratio.  Performance is normally based on periods ending on the September 30th preceding fiscal year end.  Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc.  When a fund’s peer group as determined by Lipper or Morningstar is deemed by Eaton Vance not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group.  In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods.  Performance is evaluated on a pre-tax basis.  For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts.  Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

Eaton Vance seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry.  Eaton Vance participates in investment-industry compensation surveys, and utilizes survey data as a factor in determining salary, bonus, and stock-based compensation levels for portfolio managers and other investment professionals.  Salaries, bonuses, and stock-based compensation are also influenced by the operating performance of Eaton Vance and its parent company.  The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income.  While the salaries of Eaton Vance’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein.  For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Fund Shares Owned by Portfolio Manager.  The portfolio manager did not beneficially own any shares of the Fund, as of December 31, 2008.

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Other Accounts.  In addition to the Fund, the portfolio manager is responsible for the day-to-day management of certain other accounts, as listed below. None of the accounts listed below are subject to a performance-based advisory fee. The information below is provided as of December 31, 2008.

	Registered Investment Companies(2)		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets in Millions	Number of Accounts	Total Assets in Millions	Number of Accounts	Total Assets in Millions
Michael R. Mach(1)	9	$12,163.70	4	$1,841.5	57	$5,387.2

(1)  Certain of the funds that Mr. Mach serves as portfolio manager may invest in underlying portfolios that he also serves as portfolio manager.

(2)  Numbers provided include certain investment companies structured as fund of funds which invest in funds in the Eaton Vance complex advised by other portfolio managers.

Conflicts of Interests.  It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments on the one hand and the investments of other accounts for which the portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he advises.  In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his discretion in a manner that he believes is equitable to all interested persons.  Eaton Vance has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies which govern Eaton Vance’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocation, cross trades and best execution.

SSgA Funds Management, Inc.  Investment Sub-Adviser to the Small Cap Index, Developed International Index and Index 500 Funds (collectively, the “Funds”).

Compensation.  The compensation of SSgA FM’s investment professionals is based on a number of factors. The first factor considered is external market. Through a compensation survey process, SSgA FM seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and other incentives. The second factor taken into consideration is the size of the pool available for compensation. SSgA FM is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of SSgA FM and its affiliates. The discretionary determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group. The pool is then allocated on a discretionary basis to individual employees based on their individual performance. There is no fixed formula for determining these amounts, nor is anyone’s compensation directly tied to the investment performance or asset value of a product or strategy. The same process is followed in determining equity incentive allocations.

Fund Shares Owned by Portfolio Managers.  The portfolio managers did not beneficially own any shares of the Funds as of December 31, 2008.

Other Accounts.  In addition to the Funds, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. None of the accounts listed below are subject to a performance-based advisory fee. The following table reflects the accounts managed by the Global Structured Products Team as of December 31, 2008.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name*	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Small Cap Index, Developed International Index and Index 500 Funds
Lynn Blake*	96	$43,061	209	$271,558	209	$151.188
John Tucker*	96	$43,061	209	$271,558	209	$151.188

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*Please note that the passive equity assets are managed on a team basis.  This table refers to accounts of State Street Global Advisors (“SSgA”).   SSgA FM and other advisory affiliates of State Street Corporation make up SSgA, the investment arm of State Street Corporation.

Conflicts of Interests. A portfolio manager may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the Funds.  Potential conflicts may arise out of (a) the portfolio manager’s execution of different investment strategies for various accounts or (b) the allocation of investment opportunities among the portfolio manager’s accounts with the same strategy.

A potential conflict of interest may arise as a result of the portfolio manager’s responsibility for multiple accounts with similar investment guidelines.  Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity.  Similar conflicts may arise when multiple accounts seek to dispose of the same investment.  The portfolio manager may also manage accounts whose objectives and policies differ from that of the Funds.  These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager.  For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while the Funds maintained their positions in that security.

A potential conflict may arise when the portfolio manager is responsible for accounts that have different advisory fees — the difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities.  Another potential conflict may arise when the portfolio manager has an investment in one or more accounts that participates in transactions with other accounts.  His or her investment(s) may create an incentive for the portfolio manager to favor one account over another.  SSgA FM has adopted policies and procedures reasonably designed to address these potential material conflicts.  For instance, portfolio managers within SSgA FM are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources.  Additionally, SSgA FM and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation.  The potential conflicts described are applicable to SSgA FM as our portfolio managers manage several accounts with similar guidelines and differing fee schedules.

Van Kampen Asset Management.  Investment Sub-Adviser to the Emerging Markets Equity Fund (the “Fund”).

PORTFOLIO MANAGER COMPENSATION STRUCTURE

Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio managers.

BASE SALARY COMPENSATION. Generally, portfolio managers receive base salary compensation based on the level of their position with the Investment Adviser.

DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation.

Discretionary compensation can include:

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•           Cash Bonus.

•           Morgan Stanley’s Long Term Incentive Compensation awards - a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock or other investments that are subject to vesting and other conditions.

•           Investment Management Alignment Plan (IMAP) awards - a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Investment Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of the IMAP deferral into a combination of the designated funds they manage that are included in the IMAP fund menu.

•           Voluntary Deferred Compensation Plans - voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount: (1) across a range of designated investment funds, including funds advised by the Investment Adviser or its affiliates; and/or (2) in Morgan Stanley stock units.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

•           Investment performance. A portfolio manager’s compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against a fund’s/account’s primary benchmark (as set forth in the fund’s prospectus), indices and/or peer groups where applicable. Generally, the greatest weight is placed on the three- and five-year periods.

•           Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

•           Contribution to the business objectives of the Investment Adviser.

•           The dollar amount of assets managed by the portfolio manager.

•           Market compensation survey research by independent third parties.

•           Other qualitative factors, such as contributions to client objectives.

•           Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the investment team(s) of which the portfolio manager is a member.

Fund Shares Owned by Portfolio Manager.  The portfolio managers did not beneficially own any shares of the Fund, as of December 31, 2008.

Other Accounts.  In addition to the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. The information below is provided as of December 31, 2008.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Ruchir Sharma	14	$4,092.6	5	$1,678.6	23*	$7,289.2
James Cheng	8	$2,958.3	1	$3.3	5**	$3,931.6
Paul Psaila	7	$2,011.1	None	N/A	10	$565.3
Eric Carlson	4	$1,601.5	None	N/A	None	N/A
William Scott Piper	2	$328.4	None	N/A	5***	$1,053.9

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	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Ana Cristina Piedrahita	3	$1,587.0	None	N/A	5***	$1,053.9

* Of these Other Accounts, 4 accounts with approximately $1,111 million in assets had performance based advisory fees.

** Of these Other Accounts, 1 account with approximately $302.8 million in assets had performance based advisory fees.

*** Of these Other Accounts, 2 accounts with approximately $701.2 million in assets had performance based advisory fees.

Conflicts of Interests. Because the portfolio managers manage assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund.  In addition, a conflict of interest could exist to the extent the Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Adviser’s employee benefits and/or deferred compensation plans.  The portfolio manager may have an incentive to favor these accounts over others.  If the Adviser manages accounts that engage in short sales of securities of the type in which the Fund invests, the Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.  The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

Oppenheimer Capital LLC (“Oppenheimer Capital”):  Investment Sub-Adviser to the Small Cap Growth Fund (the “Fund”).

Compensation.  Oppenheimer Capital compensates the Fund’s portfolio manager.

Compensation Structure of Portfolio Managers

Oppenheimer Capital believes that its compensation program is competitively positioned to attract and retain high caliber investment professionals. As more fully described below, the portfolio manager receives a fixed base salary, a variable bonus opportunity, and a benefits package.  Key investment professionals are also eligible to participate in the Firm’s long-term incentive program.  Total cash compensation, as described below, is set for the portfolio manager relative to his or her performance and the market. Portfolio manager compensation is reviewed and modified each year as appropriate to reflect changes in the market, as well as to adjust drivers of compensation to promote good sustained fund performance. Oppenheimer Capital attempts to keep its compensation levels at or above the median for similar positions in its local area.

The portfolio manager’s compensation may consist of the following elements:

Base salary. The portfolio manager is paid a fixed base salary that is set at a level determined by Oppenheimer Capital. In setting the base salary, the firm’s intentions are to be competitive in light of the portfolio manager’s experience and responsibilities. Firm management evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation.

Annual bonus and Long Term Incentive Plan. The portfolio manager is eligible for an annual bonus in addition to a base salary. The bonus typically forms the majority of the individual’s cash compensation and is based in part on pre-tax performance against the Fund’s relevant benchmark or peer group ranking of the portfolio over a one or three year period, with some consideration for longer time periods. In addition to any bonus, the Firm utilizes two long-term incentive plans.  The first plan is an Allianz Global Investors Plan for key employees. The plan provides awards that are based on the Compound Annual Growth Rate (CAGR) of Oppenheimer Capital over a period between one year or over a three year period as well as the collective earnings growth of all the asset management

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companies of Allianz Global Investors.  The second plan is a deferred retention award for key investment professionals.  The deferred retention award typically vests over a three year period and is invested in the fund(s) that the individual manages.

Participation in group retirement plans. Portfolio managers are eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation until such time as designated under the plan.

Fund Shares Owned by Portfolio Manager.  The portfolio manager did not beneficially own any shares of the Fund as of December 31, 2008.

Other Accounts.  In addition to the Fund, the portfolio manager is responsible for the day-to-day management of certain other accounts, as listed below.  The accounts listed below are not subject to performance-based advisory fees.  The information below is provided as of December 31, 2008.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Michael Corelli	4	$317.7	0	$0	8	$69.6

Conflicts of Interests.  The potential for conflicts of interests exists when a portfolio manager is responsible for managing other accounts that have similar investment objectives and strategies as the Fund.  Potential conflicts include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.  Typically, client portfolios having similar strategies are managed by portfolio managers in the same group using similar objectives, approach and philosophy. Therefore, portfolio holdings, relative position size and industry and sector exposures tend to be similar across portfolios with similar strategies, which minimizes the potential for conflicts of interest.

Oppenheimer Capital may receive more compensation with respect to certain accounts managed in a similar style than that received with respect to the Fund or may receive compensation based in part on the performance of certain similarly managed accounts.  This may create a potential conflict of interest for Oppenheimer Capital or its portfolio manager by providing an incentive to favor these types of accounts when for example, placing securities transactions.  Similarly, it could be viewed as having a conflict of interest to the extent that Oppenheimer Capital or an affiliate has a proprietary investment in an account managed in a similar strategy, or the portfolio manager has personal investments in similarly managed strategies.  Potential conflicts of interest many arise with both the aggregation and allocation of investment opportunities because of market factors or investment restrictions imposed upon Oppenheimer Capital by law, regulation, contract or internal policies.  The allocation of aggregated trades, in particular those that were partially completed due to limited availability, could also raise a conflict of interest, as Oppenheimer Capital could have an incentive to allocate securities that are expected to increase in value to favored accounts, for example, initial public offerings of limited availability.  Another potential conflict of interest may arise when transactions for one account occurs after transactions in a different account in the same or different strategy thereby increasing the value of the securities when a purchase follows a purchase of size in another account or similarly decreasing the value if it is a sale.  Oppenheimer Capital also manages accounts that may engage in short sales of securities of the type in which the Fund invests, Oppenheimer Capital could be seen as harming the performance of the Fund for the benefit of the accounts engaging in the short sales if the short sales cause the market value of the securities to fall.

Oppenheimer Capital or its affiliates may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments due to liquidity or other concerns or regulatory restrictions.  Such policies may preclude the Fund from purchasing a particular security or financial instrument, even if such security or financial instrument would otherwise meet the Fund’s objectives.

Oppenheimer Capital and its affiliates’ objectives are to meet their fiduciary obligation with respect to all clients.  Oppenheimer Capital and its affiliates have policies and procedures that are reasonably designed to seek to manage

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conflicts.  Oppenheimer Capital and its affiliates monitor a variety of areas, including compliance with fund guidelines, trade allocations, and compliance with the respective Code of Ethics.  Allocation policies and procedures are designed to achieve a fair and equitable allocation of investment opportunities among its clients over time.

Orders for the same equity security traded through a single trading desk or system are typically aggregated on a continual basis throughout each trading day consistent with Oppenheimer Capital’s best execution obligation for its clients.  If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis.  Partially completed orders generally will be allocated on a pro-rata average price basis, subject to certain limited exceptions.

OppenheimerFunds, Inc. (“Oppenheimer”):  Investment Sub-Adviser to the Large Cap Value Fund (the “Fund”).

Compensation.  Oppenheimer compensates the Fund’s portfolio managers.  Under Oppenheimer’s compensation program for its portfolio managers and portfolio analysts, their compensation is based primarily on the investment performance results of the funds and accounts they manage, rather than on the financial success of Oppenheimer. This is intended to align the portfolio managers and analysts’ interests with the success of the funds and accounts and their shareholders. The portfolio manager’s compensation consists of three elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and appreciation rights in regard to the common stock of Oppenheimer’s holding company parent. Senior portfolio managers may also be eligible to participate in Oppenheimer’s deferred compensation plan. To help Oppenheimer attract and retain talent, the base pay component of each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions. The annual discretionary bonus is determined by senior management of Oppenheimer and is based on a number of factors, including a fund’s pre-tax performance for periods of up to five years, measured against an appropriate Lipper benchmark selected by management. The Lipper benchmark with respect to the Fund is Lipper — Large Cap Value Funds. Other factors considered include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The portfolio manager’s compensation is not based on the total value of the Fund’s portfolio assets, although the Fund’s investment performance may increase those assets. The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between the Fund and other funds and accounts managed by the portfolio manager. The compensation structure of the other funds and accounts managed by the portfolio managers are the same as the compensation structure of the Fund, described above.

Fund Shares Owned by Portfolio Manager.  The portfolio managers did not beneficially own any shares of the Fund as of December 31, 2008.

Other Accounts.  In addition to the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below.  The accounts listed below are not subject to performance-based advisory fees.  The information below is provided as of December 31, 2008.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Mitch Williams	9	$4,851	1	3	4	143
John Damian	13	7,091	3	245	1	104

Conflicts of Interests.  As of December 31, 2008, and as indicated above, the portfolio managers also manage other funds and accounts. Potentially, at times, those responsibilities could conflict with the interests of the Fund. That may occur whether the investment strategies of the other funds or accounts are the same as, or different from, the Fund’s investment objectives and strategies. For example, the portfolio manager may need to allocate investment opportunities between the Fund and another fund or account having similar objectives or strategies, or they may need to execute transactions for another fund or account that could have a negative impact on the value of

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securities held by the Fund. Not all funds and accounts advised by the portfolio managers have the same management fee. If the management fee structure of another fund or account is more advantageous to the portfolio manager than the fee structure of the Fund, the portfolio manager could have an incentive to favor the other fund or account. However, the sub-adviser’s compliance procedures and Code of Ethics recognize the portfolio manager’s fiduciary obligations to treat all of his clients, including the Fund, fairly and equitably, and are designed to preclude the portfolio manager from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so. At various times, the Fund’s portfolio managers may manage other funds or accounts with investment objectives and strategies that are similar to those of the Fund, or may manage funds or accounts with investment objectives and strategies that are different from those of the Fund.

Administrative and Corporate Services

Penn Mutual provides administrative and corporate services to Penn Series and receives a fee from Penn Series for those services equal to the annual rate of 0.15% of each Fund’s average daily net assets.  The administrative and corporate services include: (a) maintenance of records pertaining to Penn Series’ affairs, except those that are required to be maintained by Penn Series’ investment adviser or sub-adviser, accounting services agent, custodian, or transfer agent; (b) preparation of certain filings, reports and proxy statements required by the federal securities laws; (c) preparation of Penn Series’ federal and state tax returns and any other filings required for tax purposes other than those required to be made by Penn Series’ custodian, transfer agent, accounting services agent, or investment adviser; (d) such services as Penn Series’ Board of Directors may require in connection with its oversight of Penn Series’ investment adviser or sub-adviser, accounting services agent, custodian, or transfer agent, including the periodic collection and presentation of data concerning the investment performance of Penn Series’ various investment portfolios; (e) the organization of all meetings of Penn Series’ Board of Directors; (f) the organization of all meetings of Penn Series’ shareholders; (g) the collection and presentation of any financial or other data required by Penn Series’ Board of Directors, accountants, or counsel; (h) the preparation and negotiation of any amendments to, or substitutes for, the present agreements with Penn Series’ investment adviser or sub-adviser, accounting services agent, custodian, or transfer agent; and (i) various shareholder services functions, including: maintaining accounts; processing purchase, exchange and redemption requests; forwarding shareholder communications from the Funds; and maintaining toll free telephone lines.  Penn Mutual also bears certain expenses in connection with the services it renders as administrative and corporate services agent, including all rent and other expense involved in the provision of office space for Penn Series and in connection with Penn Mutual’s performance of its services as administrative and corporate services agent.

For fiscal years 2008, 2007, and 2006, the administrative fees paid to Penn Mutual by each of the Funds were as follows:

Fund	2008	2007	2006
Money Market Fund	$240,548	$135,018	$114,067
Limited Maturity Bond Fund	$101,764	$75,806	$68,411
Quality Bond Fund	$311,790	$259,000	$232,676
High Yield Bond Fund	$113,488	$134,983	$128,043
Flexibly Managed Fund	$1,877,988	$2,146,332	$1,787,159
Balanced Fund*	$32,959	N/A	N/A
Large Growth Stock Fund	$190,616	$219,409	$174,110
Large Cap Growth Fund	$35,879	$45,438	$42,736
Large Core Growth Fund*	$61,554	N/A	N/A
Large Cap Value Fund	$248,131	$347,970	$336,935
Large Core Value Fund*	$66,319	N/A	N/A
Index 500 Fund	$337,456	$387,042	$355,139
Mid Cap Growth Fund	$133,105	$148,374	$128,867
Mid Cap Value Fund	$144,068	$197,167	$180,875
Mid Core Value Fund	$60,235	$71,180	$64,670
SMID Cap Growth Fund*	$2,194	N/A	N/A
SMID Cap Value Fund*	$2,286	N/A	N/A
Small Cap Growth Fund	$105,701	$155,221	$170,783

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Fund	2008	2007	2006
Small Cap Value Fund	$216,416	$279,020	$253,977
Small Cap Index Fund*	$4,404	N/A	N/A
Developed International Index Fund*	$5,023	N/A	N/A
International Equity Fund	$455,858	$503,591	$365,467
Emerging Markets Equity Fund*	$32,466	N/A	N/A
REIT Fund	$69,447	$104,641	$84,518
Aggressive Allocation Fund*	$326	N/A	N/A
Moderately Aggressive Allocation Fund*	$2,107	N/A	N/A
Moderate Allocation Fund*	$2,926	N/A	N/A
Moderately Conservative Allocation Fund*	$2,774	N/A	N/A
Conservative Allocation Fund*	$2,602	N/A	N/A

*  Commencement of operations was August 25, 2008.

In 2008, 2007, and 2006, administrative fees were waived pursuant to the terms of the administrative and corporate service agreement as follows:

Fund	2008	2007	2006
Money Market Fund	N/A	N/A	N/A
Limited Maturity Bond Fund	N/A	N/A	N/A
Quality Bond Fund	N/A	N/A	N/A
High Yield Bond Fund	N/A	N/A	N/A
Flexibly Managed Fund	N/A	N/A	N/A
Balanced Fund*	N/A	N/A	N/A
Large Growth Stock Fund	N/A	N/A	N/A
Large Cap Growth Fund	N/A	N/A	N/A
Large Core Growth Fund*	N/A	N/A	N/A
Large Cap Value Fund	N/A	N/A	N/A
Large Core Value Fund*	N/A	N/A	N/A
Index 500 Fund	$43,804	N/A	$39,449
Mid Cap Growth Fund	$14,725	$433	$17,492
Mid Cap Value Fund	N/A	N/A	N/A
Mid Core Value Fund	N/A	N/A	N/A
SMID Cap Growth Fund*	N/A	N/A	N/A
SMID Cap Value Fund*	N/A	N/A	N/A
Small Cap Growth Fund	N/A	N/A	N/A
Small Cap Value Fund	N/A	N/A	N/A
Small Cap Index Fund*	N/A	N/A	N/A
Developed International Index Fund*	N/A	N/A	N/A
International Equity Fund	N/A	N/A	N/A
Emerging Markets Equity Fund*	N/A	N/A	N/A
REIT Fund	N/A	N/A	N/A
Aggressive Allocation Fund*	N/A	N/A	N/A
Moderately Aggressive Allocation Fund*	N/A	N/A	N/A
Moderate Allocation Fund*	N/A	N/A	N/A
Moderately Conservative Allocation Fund*	N/A	N/A	N/A
Conservative Allocation Fund*	N/A	N/A	N/A

*  Commencement of operations was August 25, 2008.

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Accounting Services

PNC Global Investment Servicing Inc. (“PNC”) serves as the accounting services agent to Penn Series.  PNC provides certain accounting and related services to Penn Series, including: (a) the maintenance for each Fund’s daily trial balance, general ledger, subsidiary records, capital stock accounts (other than those maintained by the transfer agent for Penn Series), investment ledger and all other books, accounts and other documents which Penn Series is required to maintain and keep current pursuant to Rule 31a-1(a) and (b) under the 1940 Act (other than those documents listed in subparagraph (4) of Rule 31a-1(b)); (b) the daily valuation of the securities held by, and the net asset value per share of, each Fund; (c) the preparation of such financial information as may reasonably be necessary for reports to shareholders, the Board of Directors and officers, the Securities and Exchange Commission and other federal and state regulatory agencies; and (d) the maintenance of all records for each Fund that may reasonably be required in connection with the audits of such Fund. The fee for the accounting services is based on a predetermined percentage of daily average net assets of each Fund.

For fiscal years 2008, 2007, and 2006, the accounting fees paid by each of the Funds were as follows:

Fund	2008	2007	2006
Money Market Fund	$100,161	$62,945	$56,304
Limited Maturity Bond Fund	$47,490	$35,376	$33,995
Quality Bond Fund	$123,930	$106,333	$101,613
High Yield Bond Fund	$52,961	$62,992	$63,194
Flexibly Managed Fund	$390,398	$426,177	$382,343
Balanced Fund*	$603	N/A	N/A
Large Growth Stock Fund	$83,001	$93,137	$82,092
Large Cap Growth Fund	$27,501	$27,499	$27,499
Large Core Growth Fund*	$27,428	N/A	N/A
Large Cap Value Fund	$102,673	$135,990	$136,366
Large Core Value Fund*	$29,150	N/A	N/A
Index 500 Fund	$132,485	$149,014	$142,434
Mid Cap Growth Fund	$61,763	$67,494	$63,625
Mid Cap Value Fund	$65,863	$85,722	$84,346
Mid Core Value Fund	$30,012	$33,218	$31,928
SMID Cap Growth Fund*	$1,382	N/A	N/A
SMID Cap Value Fund*	$1,382	N/A	N/A
Small Cap Growth Fund	$49,363	$71,670	$80,982
Small Cap Value Fund	$92,086	$113,007	$108,714
Small Cap Index Fund*	$1,382	N/A	N/A
Developed International Index Fund*	$2,413	N/A	N/A
International Equity Fund	$202,343	$221,437	$170,241
Emerging Markets Equity Fund*	$17,315	N/A	N/A
REIT Fund	$34,008	$48,833	$41,602
Aggressive Allocation Fund*	$603	N/A	N/A
Moderately Aggressive Allocation Fund*	$603	N/A	N/A
Moderate Allocation Fund*	$603	N/A	N/A
Moderately Conservative Allocation Fund*	$603	N/A	N/A
Conservative Allocation Fund*	$603	N/A	N/A

*  Commencement of operations was August 25, 2008.

Limitation on Fund Expenses

See “EXPENSES AND LIMITATIONS” in the Prospectus for information on limitations on expenses of the Funds.

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Portfolio Transactions

Decisions with respect to the purchase and sale of portfolio securities on behalf of each Fund are made by the respective investment adviser or sub-adviser of that Fund.  Each Fund’s adviser or sub-adviser is responsible for implementing these decisions, including the negotiation of commissions and the allocation of principal business and portfolio brokerage.  Most purchases and sales of portfolio debt securities are transacted with the issuer or with a primary market maker acting as principal for the securities on a net basis, with no brokerage commission being paid by a Fund.  Transactions placed through dealers serving as primary market makers reflect the spread between the bid and the asked prices.  Occasionally, a Fund may make purchases of underwritten debt issues at prices which include underwriting fees.

With respect to the Flexibly Managed, Large Growth Stock, Large Cap Value, Large Cap Growth, Mid Cap Growth, Mid Cap Value, Mid Core Value, Small Cap Growth and International Equity Funds, at the request of Penn Series the investment sub-adviser has agreed to place a portion of the Fund’s portfolio transactions with a broker-dealer who has agreed to refund commissions credits directly back to the Fund or alternatively pay designated Fund expenses.  The arrangement is intended to benefit investors by reducing Fund expenses borne by investors.  Portfolio transactions will not be placed with the broker-dealer selected by Penn Series unless the purchase or sale transaction initiated by the investment adviser or sub-adviser is consistent with its obligation to seek best execution and is based on its normal negotiated commission schedule.

In purchasing and selling portfolio securities, the policies of the investment advisers and sub-adviser are to seek quality execution at the most favorable prices through responsible broker-dealers and, in the case of agency transactions, at competitive commission rates.  In selecting broker-dealers to execute a Fund’s portfolio transactions, the investment advisers and sub-advisers will consider such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing broker-dealers, and the brokerage and research services they provide to the adviser, sub-adviser or the Fund.

Any of the investment advisers or sub-advisers may effect principal transactions on behalf of a Fund with a broker-dealer who furnishes brokerage and/or research services, designate any such broker-dealer to receive selling concessions, discounts or other allowances, or otherwise deal with any such broker-dealer in connection with the acquisition of securities in underwritings. Additionally, purchases and sales of fixed income securities may be transacted with the issuer, the issuer’s underwriter, or with a primary market maker acting as principal or agent.  A Fund does not usually pay brokerage commissions for these purchases and sales, although the price of the securities generally includes compensation which is not disclosed separately.  The prices the Fund pays to underwriters of newly-issued securities usually include a commission paid by the issuer to the underwriter.  Transactions placed through dealers who are serving as primary market makers reflect the spread between the bid and asked prices.

The investment advisers and sub-advisers may receive a wide range of research services from broker-dealers, including information on securities markets, the economy, individual companies, statistical information, accounting and tax law interpretations, technical market action, pricing and appraisal services, and credit analyses.  Research services are received primarily in the form of written reports, telephone contacts, personal meetings with security analysts, corporate and industry spokespersons, economists, academicians, and government representatives, and access to various computer-generated data.  Research services received from broker-dealers are supplemental to each investment adviser’s and sub-adviser’s own research efforts and, when utilized, are subject to internal analysis before being incorporated into the investment process.

With regard to payment of brokerage commissions, the investment advisers and sub-advisers have adopted brokerage allocation policies embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934, as amended, which permit investment advisers to cause a fund or portfolio to pay a commission in excess of the rate another broker or dealer would have charged for the same transaction, if the adviser determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided. The determination to pay commissions may be made in terms of either the particular transaction involved or the overall responsibilities of the adviser or sub-adviser with respect to the accounts over which it exercises investment discretion.  In some cases, research services are generated by third parties, but are provided to the advisers and sub-advisers by or through brokers and dealers.  The advisers and sub-advisers may receive research service in connection with selling concessions and designations in fixed price offerings in which the Fund participates.

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In allocating brokerage business the advisers and sub-advisers annually assess the contribution of the brokerage and research services provided by broker-dealers, and allocate a portion of the brokerage business of their clients on the basis of these assessments.  The advisers and sub-advisers seek to evaluate the brokerage and research services they receive from broker-dealers and make judgements as to the level of business which would recognize such services.  In addition, broker-dealers sometimes suggest a level of business they would like to receive in return for the various brokerage and research services they provide.  Actual brokerage received by any firm may be less than the suggested allocations, but can (and often does) exceed the suggestions because total brokerage is allocated on the basis of all the considerations described above.  In no instance is a broker-dealer excluded from receiving business because it has not been identified as providing research services.  The advisers and sub-advisers cannot readily determine the extent to which net prices or commission rates charged by broker-dealers reflect the value of their research services.  However, commission rates are periodically reviewed to determine whether they are reasonable in relation to the services provided.  In some instances, the advisers and sub-advisers receive research services they might otherwise have had to perform for themselves.  The advisers and sub-advisers may use research services furnished by broker-dealers in servicing all of their investment advisory accounts, including the Funds, and accordingly, not all such services may necessarily be used by the advisers and sub-advisers in connection with the Funds.

For fiscal years 2008, 2007, and 2006, the Quality Bond Fund engaged in portfolio transactions involving broker-dealers totaling $1,940,198,114, $948,539,320, and $1,877,401,856,  respectively.  For fiscal years 2008, 2007, and 2006, the High Yield Bond Fund engaged in portfolio transactions involving broker-dealers totaling $77,210,059, $105,025,943, and $103,643,717, respectively, and the Money Market Fund engaged in portfolio transactions involving broker-dealers totaling $1,647,445,770, $949,562,479, and $441,182,652, respectively.  For fiscal years 2008, 2007, and 2006, the Limited Maturity Bond Fund engaged in portfolio transactions involving broker-dealers totaling $147,641,876, $922,414,387, and $1,348,132,075, respectively.  The entire amounts for each of these years represented principal transactions as to which the Funds have no knowledge of the profits or losses realized by the respective broker-dealers.

For fiscal years 2008, 2007, and 2006, the total brokerage commissions paid by the Flexibly Managed Fund, including the discounts received by securities dealers in connection with underwritings, were $2,480,106, $1,281,089, and $1,594,534, respectively.  Also during 2008, 2007, and 2006, of the total brokerage commissions paid by the Flexibly Managed Fund, $2,961, $10,550, and $8,289, respectively, was paid to Janney Montgomery Scott LLC, an affiliate of The Penn Mutual Life Insurance Company.  Brokerage commissions paid to Janney Montgomery Scott LLC represented 0.0112% of the Fund’s total commissions and involved 0.0008% of the dollar amount of total brokerage transactions in 2008.

For fiscal years 2008, 2007, and 2006, the total brokerage commissions paid by the Large Growth Stock Fund, including the discounts received by securities dealers in connection with underwritings, were $107,246, $140,132, and $100,009, respectively.  Also, during 2008 and 2007, of the total brokerage commissions paid by the Large Growth Stock Fund, $83 and $144, respectively, was paid to Janney Montgomery Scott LLC, an affiliate of The Penn Mutual Life Insurance Company.  Brokerage commissions paid to Janney Montgomery Scott LLC represented 0.0007% of the Fund’s total commissions and involved 0.0010% of the dollar amount of total brokerage transactions in 2008.

For fiscal years 2008, 2007, and 2006, the total brokerage commissions paid by the Large Cap Value Fund were $400,395, $185,917 and $116,982, respectively.

For the fiscal years ended December 31, 2008, 2007, and 2006, the total brokerage commissions paid by the Large Cap Growth Fund, including the discounts received by securities dealers in connection with underwritings, were $82,030, $38,186, and $28,984, respectively.  During 2008, the sub-adviser directed transactions of $63,789,043 (with related commissions of $26,964) to brokers who provided research services.

For the fiscal years ended December 31, 2008, 2007, and 2006, the total brokerage commissions paid by the Index 500 Fund, including the discounts received by securities dealers in connection with underwritings, were $25,294, $6,737, and $8,152, respectively.

For the fiscal years ended December 31, 2008, 2007, and 2006, the total brokerage commissions paid by the Mid Cap Growth Fund, including the discounts received by securities dealers in connection with underwritings,

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were $227,451, $174,203, and $222,155, respectively.  During 2008, the sub-adviser directed transactions of $45,378,239 (with related commissions of $30,825) to brokers who provided research services.

For the fiscal years ended December 31, 2008, 2007, and 2006, the total brokerage commissions paid by the Mid Cap Value Fund were $160,162, $241,977, and $202,192, of which $7,249, $18,631, and $17,822, were paid to Neuberger Berman, LLC and Lehman Brothers Inc., affiliates of the sub-adviser.  Brokerage commissions paid to Neuberger Berman, LLC and Lehman Brothers Inc. represented 4.53% of the Fund’s total commissions and involved 5.23% of the dollar amount of total brokerage transactions in 2008.  During 2008, the sub-adviser directed transactions of $16,435,559 (with related commissions of $24,576) to brokers who provided research services.

For the fiscal years ended December 31, 2008, 2007, and 2006, the total brokerage commissions paid by the Mid Core Value Fund were $30,661, $23,631, and $27,941, respectively.

For fiscal years ended December 31, 2008, 2007, and 2006, the total brokerage commissions paid by the Small Cap Growth Fund, including the discounts received by securities-dealers in connection with underwritings, were $415,702, $296,754, and $472,911, respectively.  During 2008, the sub-advisers directed transactions of $47,236 (with related commissions of $75,059) to brokers who provided research services.

For fiscal years ended December 31, 2008, 2007 and 2006, the total brokerage commissions paid by the Small Cap Value Fund, including the discounts received by securities dealers in connection with underwritings, were $313,041, $526,857 and $457,339, respectively.  During 2008 and 2007, of the total brokerage commissions paid by the Small Cap Value Fund, $3,456 and $3,037, respectively, was paid to Goldman Sachs & Co., an affiliate of Goldman Sachs Asset Management, L.P.  Brokerage commissions paid to Goldman Sachs & Co. represented 1.1% of the Fund’s total commissions and involved 1.27% of the dollar amount of total brokerage transactions in 2008.

For fiscal years 2008, 2007, and 2006, the total brokerage commissions paid by the International Equity Fund, including the discounts received by securities dealers in connection with underwritings, were $924,587, $925,494, and $553,226, respectively.  During 2008, the sub-adviser allocated transactions of $98,391,272 (with related commissions of $101,134) to brokers who provided research services.

For the fiscal years ended December 31, 2008, 2007, and 2006, the total brokerage commissions paid by the REIT Fund, including the discounts received by securities dealers in connection with underwritings, were $91,817, $100,862, and $75,473, respectively.  During 2008, the sub-adviser directed transactions of $23,843,702 (with related commissions of $23,740) to brokers who provided research services.

For the period between August 25, 2008 (the Fund’s inception date) and December 31, 2008, the total brokerage commissions paid by the Large Core Growth Fund, including the discounts received by securities dealers in connection with underwritings, were $56,547.  During 2008, the sub-adviser directed transactions of $83,225,010 (with related commissions of $54,314) to brokers who provided research services.

For the period between August 25, 2008 (the Fund’s inception date) and December 31, 2008, the total brokerage commissions paid by the Large Core Value Fund, including the discounts received by securities dealers in connection with underwritings, were $126,496.

For the period between August 25, 2008 (the Fund’s inception date) and December 31, 2008, the total brokerage commissions paid by the SMID Cap Growth Fund, including the discounts received by securities dealers in connection with underwritings, were $3,158.  During 2008, the sub-adviser directed transactions of $1,269,743 (with related commissions of $2,973) to brokers who provided research services.

For the period between August 25, 2008 (the Fund’s inception date) and December 31, 2008, the total brokerage commissions paid by the SMID Cap Value Fund, including the discounts received by securities dealers in connection with underwritings, were $4,088.  During 2008, the sub-adviser directed transactions of $969,362 (with related commissions of $786) to brokers who provided research services.

For the period between August 25, 2008 (the Fund’s inception date) and December 31, 2008, the total brokerage commissions paid by the Emerging Markets Equity Fund, including the discounts received by securities dealers in connection with underwritings, were $106,571.

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For the period between August 25, 2008 (the Fund’s inception date) and December 31, 2008, the total brokerage commissions paid by the Small Cap Index Fund, including the discounts received by securities dealers in connection with underwritings, were $2,030.

For the period between August 25, 2008 (the Fund’s inception date) and December 31, 2008, the total brokerage commissions paid by the Developed International Index Fund, including the discounts received by securities dealers in connection with underwritings, were $6,796.

For the period between August 25, 2008 (the Funds’ inception date) and December 31, 2008, the Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds did not pay brokerage commissions, including discounts received by securities dealers in connection with underwritings.

Some of the investment adviser’s and sub-adviser’s other clients have investment objectives and programs similar to those of the Funds.  An investment adviser or sub-adviser may occasionally make recommendations to other clients which result in their purchasing or selling securities simultaneously with a Fund.  As a result, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities.  It is each of the investment adviser’s and sub-adviser’s policy not to favor one client over another in making recommendations or in placing orders.  If two or more of an investment adviser’s or sub-adviser’s clients are purchasing a given security at the same time from the same broker-dealer, the investment adviser or sub-adviser will average the price of the transactions and allocate the average among the clients participating in the transaction.

Portfolio Turnover

For reporting purposes, a Fund’s portfolio turnover rate is calculated by dividing the value of purchases or sales of portfolio securities for the fiscal year, whichever is less, by the monthly average value of portfolio securities the fund owned during the fiscal year.  When making the calculation, all securities whose maturities at the time of acquisition were one year or less (“short-term securities”) are excluded.

A 100% portfolio turnover rate would occur, for example, if all portfolio securities (aside from short-term securities) were sold and either repurchased or replaced once during the fiscal year.  Typically, funds with high turnover (such as 100% or more) tend to generate higher transaction costs, such as brokerage commissions, which may lower fund performance. A fund’s portfolio turnover rate is in the financial highlights table in its Prospectus.

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With respect to the increase in the portfolio turnover rates for the Large Cap Growth, Large Cap Value and Small Cap Growth Funds in the fiscal year end 2008 as compared to fiscal year end 2007, this increase was related to the change in sub-advisers for the Funds.

With respect to the Limited Maturity and Quality Bond Funds, the portfolio turnover ratio was higher in 2008 than 2007 due to the management team looking for inefficiencies in the market, and the sale of securities when they feel they are fully priced.

The increase in the portfolio turnover rate for the Flexibly Managed Fund from 2007 to 2008 was the result of reducing the Fund’s exposure to certain asset classes and substantial volatility in the markets.

Directors and Officers

The business and affairs of Penn Series, which include all twenty nine portfolios, are managed under the direction of its Board of Directors.  The Board of Directors currently has five members.  Four of the members are not “interested persons” of Penn Series as defined in the Investment Company Act of 1940, as amended.  One of the members is an employee of Penn Mutual and is, therefore, an “interested person.”  The address for each Penn Series Director and Officer is c/o The Penn Mutual Life Insurance Company, 600 Dresher Road, Horsham, PA 19044.

 Directors Who Are Not Interested Persons of Penn Series

Name and Year of Birth	Position with Penn Series	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Funds Overseen by Director	Other Directorships Held by Director
Eugene Bay (born 1937)	Director	No set term; served since 1993.	President, Colgate Rochester Crozer Divinity School; Trustee, College of Wooster; Pastor Emeritus, Bryn Mawr Presbyterian Church, Bryn Mawr, PA (1987 – October 2004).	29	N/A
David B. Pudlin (born 1949)	Director	No set term; served since 2009.	Attorney, Hangley Aronchick Segal & Pudlin (law firm)	29	N/A
Charles E. Mather III (born 1934)	Director	No set term; served since 2002.	Insurance Broker/Consultant, Mather & Co., a division of Bollinger Inc.; Insurance Broker, Mather & Co. (1960 - Nov. 2006).	29	Director, The Finance Company of Pennsylvania (investment company)
M. Donald Wright (born 1935)	Director	No set term; served since 1988.	Accountant, Wright Consultants, Bryn Mawr, PA (financial planning and consulting).	29	N/A

Directors Who Are Interested Persons of Penn Series

Name and Year of Birth	Position with Penn Series	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Funds Overseen by Director	Other Directorships Held by Director
Robert E. Chappell (born 1944)	Director	No set term; served since 1998.	Chairman of the Board (since 1997), Chief Executive Officer (since 1995), and President (since 2008), The Penn Mutual Life Insurance Company.	29	Director, Quaker Chemical Corporation

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Officers of Penn Series

Name and Year of Birth	Position with Penn Series	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
Peter M. Sherman (born 1952)	President	No set term; served since 2000.	Chairman and President of Independence Capital Management Inc.; Executive Vice President and Chief Investment Officer, The Penn Mutual Life Insurance Company (since 1998).
Kathleen P. Vandy (born 1960)	Secretary	No set term; served since 2008.	Corporate Counsel, The Penn Mutual Life Insurance Company (1999 to present); Secretary of Independence Capital Management Inc. (since May 2008)
Barbara S. Wood (born 1952)	Chief Compliance Officer	No set term; served since 2004.	Senior Vice President, Chief Financial Officer, Treasurer, and Chief Compliance Officer of the Pennsylvania Trust Company (since 1991).
Rick DeCarolis (born 1961)	Treasurer	No set term; served since 2009.	Vice President and Controller, The Penn Mutual Life Insurance Company (since June 2008); Chief Financial Officer, HTH Worldwide
John Heiple (born 1973)	Assistant Treasurer	No set term; served since 2004.	Supervisor, Variable Products Financial Reporting (since 2003), The Penn Mutual Life Insurance Company.
Patricia M. Chiarlanza (born 1965)	Assistant Treasurer	No set term; served since 2001.

Treasurer of Independence Capital Management, Inc. (since 2008); Assistant Treasurer, The Penn Mutual Life Insurance Company (since May 2001), Intermediate/Senior Supervisor/Manager (May 1991 – present) The Penn Mutual Life Insurance Company.

Mr. Pudlin’s wife is an executive officer of PNC Financial Services Group, Inc. (“PNC”).  PNC is the parent company of PNC Global Investment Servicing Inc. (“PNC Global”), the Company’s accounting agent, and PFPC Trust Company (“PFPC”), the Company’s custodian.  For fiscal years 2007 and 2008, the fees paid by the Company to PNC Global were $2,584,113 and $2,791,296, respectively.  For fiscal years 2007 and 2008, the custodial fees paid by the Company to PFPC were $906,980 and $1,221,926, respectively.

Standing Committees of Board of Directors

The Board of Directors has an Executive Committee currently consisting of Messrs. Chappell, Mather, and Pudlin.  Subject to limits under applicable law, during intervals between meetings of the Board, the Committee may exercise the powers of the Board.  The Executive Committee did not meet during the Company’s last fiscal year and did not exercise any power of the Board.

The Board of Directors has an Audit Committee currently consisting of Messrs. Wright, Pudlin and Mather.  The Audit Committee is charged with exercising vigilant and informed oversight of Penn Series’ financial reporting process, including internal controls, and reporting its findings to the Board.  The Audit Committee held 4 meetings during the Company’s last fiscal year.

The Board of Directors has a Nominating Committee currently consisting of Messrs. Wright, Pudlin and Bay.  The principal responsibility of the Nominating Committee is to consider the qualifications of and to nominate qualified individuals to stand for election to the Board.  The Nominating Committee would consider nominees recommended by shareholders, if such nominations were submitted in writing and addressed to the Nominating Committee at the Company’s office in conjunction with a shareholder meeting to consider the election of Directors.  The Nominating Committee meets periodically, as necessary, and met once during the Company’s last fiscal year.

Beneficial Ownership of Equity Securities of Penn Series Funds

The following table provides information on beneficial ownership of shares of funds of the Company by members of the Board of Directors (by virtue of their owning or having an interest in variable annuity contracts or variable life insurance policies issued by Penn Mutual and its subsidiary, The Penn Insurance and Annuity Company).  This information is provided as of December 31, 2008.

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Name of Director	Dollar Range of Fund Shares (Fund)	Aggregate Dollar Range of All Fund Shares (Funds)
Independent Directors
Eugene Bay	None	$0
David B. Pudlin	None	$0
Charles E. Mather III	None	$0
M. Donald Wright	None	$0
Interested Director
Robert E. Chappell	Flexibly Managed Fund: Over $100,000 Mid Cap Value Fund: $10,001-$50,000 Small Cap Value Fund: $10,001-$50,000 International Equity Fund: $50,001-$100,000 Emerging Markets Equity Fund: $10,001-$50,000	Over $100,000

Compensation of Directors for Fiscal Year Ended December 31, 2008

Name and Position	Aggregate Compensation from Penn Series	Pension or Retirement Benefits Accrued as Part of fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Penn Series to Directors
Eugene Bay Director	$40,000	N/A	N/A	$40,000
James S. Greene Director*	$46,000	N/A	N/A	$46,000
David B. Pudlin Director**	$8,000	N/A	N/A	$8,000
Charles E. Mather III Director	$46,000	N/A	N/A	$46,000
M. Donald Wright Director	$51,000	N/A	N/A	$51,000

* Retired from the Board on January 30, 2009.

** Appointed to the Board on November 20, 2008.

Interested Directors and Officers of Penn Series receive no compensation from Penn Series for their services.

Code of Ethics

Rule 17j-1 under the 1940 Act governs personal securities activities of directors, officers and employees (“access persons”) of investment companies, its investment advisers and/or sub-advisers.  Under Rule 17j-1, Penn Series, ICMI and each sub-adviser are required to adopt Codes of Ethics in order to ensure that the interests of shareholders are placed ahead of personal interests.  In compliance with Rule 17j-1, Penn Series’ Code of Ethics is designed to prevent unlawful practices in connection with the purchase and sale of securities by access persons.  Access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes and are prohibited from engaging in transactions during certain periods of time.  In addition, certain access persons are required to obtain approval before investing in private placements and are not permitted to purchase securities in initial public offerings.

Copies of the current Codes of Ethics for Penn Series, ICMI and each sub-adviser are on file with the SEC.

Proxy Voting Policy

The Board of Directors has delegated proxy voting responsibilities with respect to securities held by each Fund to such Fund’s investment adviser/sub-adviser, subject to the Board’s general oversight.  Each investment

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adviser/sub-adviser has adopted its own proxy voting policies and procedures for this purpose (the “Procedures”), which are attached to this Statement of Additional Information as Appendix A.  The Procedures may be changed as necessary to remain current with regulatory requirements and internal policies and procedures.

Variable annuity contract and variable life insurance policy owners that participate in the investment results of the Funds may obtain the voting record of a Fund for the most recent twelve-month period ended June 30, free of charge by visiting the website of The Penn Mutual Life Insurance Company at www.pennmutual.com, clicking on the Investment Options and Performance Tab at the top of the page and, under Related Information, clicking on the Penn Series Proxy Voting tab and you will be directed to each Fund’s proxy voting record.  The voting record will be made available on the website of The Penn Mutual Life Insurance Company as soon as reasonably practicable after the information is filed by the Company with the SEC on SEC Form N-PX.  The voting record will also be available on the website of the U. S. Securities and Exchange Commission (“SEC”) at www.sec.gov.

Net Asset Value of Shares

The following information supplements the information on net asset value of shares set forth in “Account Policies” in the Prospectus.

The purchase and redemption price of each Fund’s shares is equal to that Fund’s net asset value per share.  Each Fund determines its net asset value per share by subtracting the Fund’s liabilities (including accrued expenses and dividends payable) from its total assets (the market value of the securities the Fund holds plus cash and other assets, including income accrued but not yet received) and dividing the result by the total number of shares outstanding. The net asset value per share of each Fund is calculated every day the New York Stock Exchange (“Exchange”) is open for trading.  The Exchange is closed when the following holidays are observed: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Securities listed on a securities exchange or an automated quotation system for which quotations are readily available, including securities traded over the counter, are valued at the last quoted sale price on the principal exchange or market on which they are traded on the valuation date or, if there is no such reported sale on the valuation date, at the most recent quoted bid price.  In valuing underlying fund investments, the Funds use the net asset values reported by the underlying funds.

Debt securities held in the Funds may be valued on the basis of valuations provided by a pricing service when such prices are believed to reflect the fair value of such securities.  Use of the pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

Securities for which market quotations are not readily available or they are determined to be unreliable are valued at fair value under procedures approved by the Board of Directors.

The Money Market Fund uses the amortized cost method of valuation.  Under the amortized cost method of valuing portfolio securities, the security is valued at cost on the date of purchase and thereafter a proportionate amortization of any discount or premium until maturity of the security is assumed.  The value of the security for purposes of determining net asset value normally does not change in response to fluctuating interest rates.  While the amortized cost method is believed to provide certainty in portfolio valuation, it may result in periods during which values are higher or lower than the amount the Money Market Fund would receive if the security was sold.

In accordance with Rule 2a-7 under the Investment Company Act of 1940, the Penn Series Board of Directors has established procedures reasonably designed, taking into account current conditions and the Money Market Fund’s objectives, to stabilize the net asset value per share of the Fund, as computed for purposes of distribution and redemption, at $1.00. Penn Series will maintain a dollar weighted average portfolio maturity in the Money Market Fund appropriate to the objective of maintaining a stable net asset value per share, and to that end the Fund will neither purchase any instrument with a remaining maturity of more than 397 days nor maintain a dollar weighted average portfolio maturity which exceeds 90 days, each as calculated in accordance with Rule 2a-7. The

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Board of Directors will review, at such intervals as it determines appropriate, the extent, if any, to which the net asset value per share calculated by using available market quotations deviates from the $1.00 per share.  In the event such deviation exceeds ½ of 1%, the Board will promptly consider what action, if any, should be initiated.  If the Board believes that the extent of any deviation from the Money Market Fund’s $1.00 amortized cost price per share may result in material dilution or other unfair results to prospective or existing shareholders or contract holders, it has agreed to take such steps as it considers appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results.  These steps may include redeeming shares in kind; selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten the average portfolio maturity of the Money Market Fund; reducing or withholding dividends; utilizing a net asset value per share as determined by using available market quotations; or reducing the number of shares outstanding by requesting shareholders to contribute to capital shares of the Money Market Fund.

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Ownership of Shares

The outstanding shares of each of the Funds of Penn Series are owned by Penn Mutual and its subsidiary, PIA and are held in their Separate Accounts pursuant to variable annuity contracts and variable life insurance policies.

On March 31, 2009, the outstanding shares of Penn Series were owned as follows:*

Fund	Percentage of Outstanding Shares Owned by Penn Mutual and Held in Separate Accounts Pursuant to Variable Life Insurance Contracts	Percentage of Outstanding Shares Owned by Penn Mutual and Held in a Separate Account Pursuant to Variable Annuity Contracts	Percentage of Outstanding Shares Owned by Penn Insurance and Annuity and Held in a Separate Account Pursuant to Variable Annuity Contracts	Percentage of Outstanding Shares Owned by Penn Mutual and Held in General Accounts
Money Market Fund	20.1%	77.1%	2.8%	0.0%
Limited Maturity Bond Fund	17.8%	81.0%	1.2%	0.0%
Quality Bond Fund	18.5%	79.7%	1.8%	0.0%
High Yield Bond Fund	26.8%	69.7%	3.5%	0.0%
Flexibly Managed Fund	17.9%	78.9%	3.2%	0.0%
Balanced Fund	37.3%	58.4%	4.3%	0.0%
Large Growth Stock Fund	21.9%	76.6%	1.5%	0.0%
Large Cap Growth Fund	32.8%	66.3%	0.9%	0.0%
Large Core Growth Fund	44.0%	51.1%	4.9%	0.0%
Large Cap Value Fund	33.3%	62.3%	4.4%	0.0%
Large Core Value Fund	27.6%	68.2%	4.2%	0.0%
Index 500 Fund	41.0%	57.2%	1.8%	0.0%
Mid Cap Growth Fund	33.9%	64.4%	1.7%	0.0%
Mid Cap Value Fund	35.2%	61.9%	2.9%	0.0%
Mid Core Value Fund	19.4%	79.8%	0.8%	0.0%
SMID Cap Growth Fund	0.9%	26.5%	0.0%	72.6%
SMID Cap Value Fund	6.8%	23.0%	0.0%	20.2%
Small Cap Growth Fund	40.5%	56.6%	2.9%	0.0%
Small Cap Value Fund	32.7%	64.6%	2.7%	0.0%
Small Cap Index Fund	1.9%	11.6%	0.0%	86.5%
Developed International Index Fund	2.5%	36.3%	0.0%	61.2%
International Equity Fund	28.0%	69.8%	2.2%	0.0%
Emerging Markets Equity Fund	30.6%	67.6%	1.8%	0.0%
REIT Fund	25.0%	74.4%	0.6%	0.0%
Aggressive Allocation Fund	13.7%	83.0%	0.0%	3.3%
Moderately Aggressive Allocation Fund	7.9%	91.4%	0.0%	0.7%
Moderate Allocation Fund	5.9%	93.4%	0.1%	0.6%
Moderately Conservative Allocation Fund	7.4%	91.5%	0.0%	1.1%
Conservative Allocation Fund	3.2%	95.1%	0.2%	1.5%

*                                         Unaudited

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Tax Status

The following is only a summary of certain federal income and excise tax considerations generally affecting the Funds and their shareholders that are not described in the Funds’ Prospectus.  No attempt is made to present a detailed explanation of the tax treatment of Funds or their shareholders and the discussion here and in the Funds’ Prospectus is not intended as a substitute for careful tax planning.  Shareholders are urged to consult their tax advisers with specific reference to their own tax situations, including their state and local tax liabilities.

The following general discussion of certain Federal income and excise tax consequences is based on the Internal Revenue Code of 1986, as amended (the “Code”), and the regulations issued thereunder as in effect on the date of this Statement of Additional Information.  New legislation, certain administrative changes, or court decisions may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Each Fund within Penn Series is treated as a separate corporation for federal income tax purposes, and thus the provisions of the Code will be applied to each Fund separately, rather than to Penn Series as a whole.

Shares of the Funds will be purchased by Penn Mutual and PIA for their separate accounts under variable annuity contracts and variable life insurance policies.  Under the provisions of the Code currently in effect, net income and realized capital gains that the Funds distribute are not currently taxable to owners of variable annuity or variable life insurance contracts when left to accumulate in the contracts or under a qualified pension or retirement plan.  Section 817(h) of the Code provides that the investments of a separate account underlying a variable insurance contract (or the investments of a mutual fund, the shares of which are owned by the variable separate account) must be “adequately diversified” in order for the contract to be treated as an annuity or as life insurance for federal income tax purposes.  The Treasury Department has issued regulations explaining these diversification requirements.  Each Fund intends to comply with such requirements.  For information on federal income taxation of a life insurance company with respect to its receipt of distributions from a Fund and federal income taxation of owners of variable life insurance contracts or variable life insurance policies, please refer to the contract prospectus.

It is the policy of each of the Funds to continue to qualify for and to elect the favorable tax treatment accorded regulated investment companies under Subchapter M of the Code.  By following such policy, each of the Funds expects that it will not be subject to Federal income taxes on net investment income and net realized capital gain (the excess of net long-term capital gain over net short-term capital loss) distributed to shareholders.

In order to continue to qualify as a regulated investment company each Fund must, among other things, (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership; and (2) diversify its holdings so that at the end of each quarter of each taxable year (i) at least 50% of the market value of the Fund’s total assets is represented by cash or cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited, in respect of any one issuer, to a value not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer, the securities of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.

If a Fund qualifies as a regulated investment company under the Code, it will not be subject to Federal income tax on the part of its net investment income and net realized capital gains, if any, which it distributes each year to the shareholders, provided the Fund distributes at least (a) 90% of its net investment income (generally, dividends, taxable interest, and the excess, if any, of net short-term capital gains over net long-term capital losses less certain operating expenses) and (b) 90% of its net tax exempt interest income (the excess of its tax-exempt interest income over certain deductions attributable to that income) (the “Distribution Requirement”).

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Although each Fund intends to distribute substantially all of its net investment income and capital gains for any taxable year, a Fund will be subject to federal income taxation to the extent any such income or gains are not distributed.

If for any taxable year, a Fund does not qualify as a regulated investment company under Subchapter M of the Code, all of its taxable income will be subject to tax at regular corporate tax rates, and in such event, may have an effect on the ability of variable separate accounts which invest in such a Fund to meet the diversification tests of Section 817(h) of the Code.

Generally, a regulated investment company must distribute substantially all of its ordinary income and capital gains in accordance with a calendar year distribution requirement in order to avoid a nondeductible 4% excise tax.  However, the excise tax does not apply to a regulated investment company whose only shareholders are certain tax-exempt trusts or segregated asset accounts of life insurance companies held in connection with variable contracts.  In order to avoid this excise tax, each Fund intends to qualify for this exemption or to make its distributions in accordance with the calendar year distribution requirement.

A Fund’s transactions in certain futures contracts, options, forward contracts, foreign currencies, foreign debt securities, and certain other investment and hedging activities will be subject to special tax rules.  In a given case, these rules may accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s assets, convert short-term capital losses into long-term capital losses, or otherwise affect the character of the Fund’s income.  These rules could therefore affect the amount, timing, and character of income earned and in turn, affect the application of the Distribution Requirement to a particular Fund.  Further, because a Fund may be required to recognize income without a corresponding receipt of cash, a Fund may be required, in order to satisfy the Distribution Requirement, to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources.  Each Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of the Fund.

In general, gains from “foreign currencies” and from foreign currency options, foreign currency futures, and forward foreign exchange contracts (“forward contracts”) relating to investments in stock, securities, or foreign currencies will be qualifying income for purposes of determining whether the Fund qualifies as a RIC.  It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument for purposes of the RIC diversification requirements applicable to a Fund.

Under the Code, special rules are provided for certain transactions in a foreign currency other than the taxpayer’s functional currency (i.e., unless certain special rules apply, currencies other than the U.S. Dollar). In general, foreign currency gains or losses from forward contracts, from futures contracts that are not “regulated futures contracts,” and from unlisted options will be treated as ordinary income or loss under the Code.  Also, certain foreign exchange gains derived with respect to foreign fixed-income securities are also subject to special treatment.  In general, any such gains or losses will increase or decrease the amount of a Fund’s investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of a Fund’s net capital gain.  Additionally, if such losses exceed other investment company taxable income during a taxable year, a Fund would not be able to make any ordinary dividend distributions.

Each Fund that invests in foreign securities may be subject to foreign withholding taxes with respect to its dividend and interest income from foreign countries, thus reducing the net amount available for distribution to a Fund’s shareholders.  The United States has entered into tax treaties with many foreign countries that may entitle a Fund to a reduced rate of, or exemption from, taxes on such income.  It is impossible to determine the effective rate of foreign tax in advance because the amount of a Fund’s assets to be invested within various countries is not known.  The investment yield of any Fund that invests in foreign securities or currencies will be reduced by these foreign taxes.  The foreign tax credit, if any, allowable with respect to such foreign taxes will not benefit owners of variable annuity or variable life insurance contracts who allocate investments to such Funds.

With respect to investments in zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, a Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period.  Because each Fund distributes all of its net investment income to its shareholders, a Fund may

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have to sell Fund securities to distribute such imputed income which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in taxable gain or loss.

Rules relating to U.S. state and local taxation of dividend and capital gains distributions from regulated investment companies often differ from the rules for U.S. federal income taxation described above.  Shareholders are urged to consult with their tax advisers as to the consequences of these and other U.S. state and local tax rules regarding an investment in a Fund.

Voting Rights

Penn Series is an open-end management investment company.  Each Fund is “diversified” as defined in the 1940 Act.  The shares of the Funds have equal voting rights, except that certain issues will be voted on separately by the shareholders of each Fund.  Penn Mutual and PIA own all the outstanding shares of Penn Series, either in their separate accounts registered under the 1940 Act or in their unregistered separate accounts or general accounts.  Pursuant to the 1940 Act, however, Penn Mutual and PIA will vote the shares held in registered separate accounts in accordance with voting instructions received from variable contract owners or payees having the right to give such instructions.  Fund shares for which contract owners or payees are entitled to give voting instructions, but as to which no voting instructions are received, and shares owned by Penn Mutual and PIA in their general and unregistered separate accounts, will be voted in proportion to the shares for which voting instructions have been received.  Under state insurance law and federal regulations, there are certain circumstances under which Penn Mutual and PIA may disregard such voting instructions.  If voting instructions are ever so ignored, contract owners will be advised of that action in the next semi-annual report.

Penn Series currently does not intend to hold annual meetings of shareholders unless required to do so under applicable law.  The law provides shareholders with the right under certain circumstances to call a meeting of shareholders to consider removal of one or more directors.  As required by law, Penn Series will assist in variable contract owner and payee communication on such matters.

Custodial Services

PFPC Trust Company, 301 Bellevue Parkway, Wilmington, Delaware 19809, is custodian of the assets of the Funds of Penn Series.  The custodial services performed by PFPC Trust Company are those customarily performed for registered investment companies by qualified financial institutions.  Penn Series has authorized PFPC Trust Company to deposit certain portfolio securities in a central depository system as allowed by federal law.

Independent Registered Public Accounting Firm

KPMG LLP serves as the independent registered public accounting firm of Penn Series.  Their offices are located at 1601 Market Street, Philadelphia Pennsylvania 19103.

Legal Matters

Morgan, Lewis & Bockius LLP of Philadelphia, Pennsylvania, has provided advice on certain matters relative to the federal securities laws and the offering of shares of Penn Series.

Portfolio Holdings Information

The Board of Directors has approved a policy and procedures that govern the timing and circumstances regarding the disclosure of Fund portfolio holdings information to contract/policy owners and third parties.  These policies and procedures recognize the conflict of interest that exists between the Fund’s shareholders, and those of the Advisor and/or any affiliated persons of the Fund.  Therefore, except as noted below, the Company does not disclose a Fund’s portfolio holdings nor does the Company have any on-going arrangement with any party to make such information available on a selective basis.  The Company’s Chief Compliance Officer reports as necessary to the Board regarding the implementation of the Company’s policies and procedures.

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The Board exercises on-going oversight of the disclosure of portfolio holdings by overseeing the implementation and enforcement of the Funds’ policies and procedures by the Company’s Chief Compliance Officer and by considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters.

Only the Company’s Chief Compliance Officer may authorize the disclosure of portfolio holdings information.  Upon receipt of a request for portfolio holdings information, the Chief Compliance Officer must determine that (i) disclosure is in the best interests of the Fund and its shareholders and (ii) there is a legitimate business purpose for the disclosure.  Any authorized disclosure of portfolio holdings information must be subject to the recipient’s agreement to keep that information confidential and refrain from trading on that information.  The Board will receive periodic updates, at least annually, regarding entities which were authorized to be provided portfolio holdings information.

The Company makes available quarterly on Penn Mutual’s website - www.pennmutal.com - a Quarterly Investment Update (“Quarterly Update”), which includes certain portfolio holdings information for each Fund. The Quarterly Update can be found by clicking on the “Investment Tracker” link on Penn Mutual’s website and then the “Investment Options” link.  The Quarterly Update includes each Fund’s top ten holdings and, as applicable, information regarding a Fund’s asset and sector allocation, property types, and/or bond quality. The Quarterly Update is made available five weeks after the end of each quarter and is publicly available to all persons. The Quarterly Update generally remains accessible at least until the Company files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the website information is current (expected to be at least three months).

Pursuant to applicable law, the Funds are required to disclose their complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter (currently, each March 31, June 30, September 30, and December 31).  The Funds disclose a complete schedule of investments in each Semi-Annual Report and Annual Report to Fund shareholders or, following the first and third fiscal quarters, in quarterly holdings reports filed with the SEC on Form N-Q.  Semi-Annual and Annual Reports are distributed to Fund shareholders.  Quarterly holdings reports filed with the SEC on Form N-Q are not distributed to Fund shareholders, but are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.

In addition, the Company’s service providers, such as ICMI, Wells, Turner, Neuberger Berman, GSAM, T. Rowe Price, Lord Abbett, Heitman, Vontobel, Alliance, Eaton Vance, SSgA FM, Van Kampen, Oppenheimer, Oppenheimer Capital, PFPC Trust Company, PNC and Penn Mutual, may receive portfolio holdings information as frequently as daily in connection with their services to the Funds.  KPMG LLP, Morgan, Lewis & Bockius LLP, the Company’s financial printer (currently, Merrill Corporation), the proxy voting service providers used by ICMI and the Company’s sub-advisers as identified in the proxy voting policies included in Appendix A attached hereto and the Company’s pricing information vendors (currently, FT Interactive Data, Standards & Poor’s, J.J. Kenney, and Bridge, L.P.) may receive portfolio holdings information, as necessary, in connection with their services to the Funds. These service providers will be subject to a duty of confidentiality with respect to any portfolio holdings information received whether imposed by the provisions of the service provider’s contract with the Company or by the nature of its relationship with the Company.

No compensation or other consideration will be paid to or received by any party, including the Company, its investment advisers and its affiliates or the recipient of portfolio holdings information, in connection with the disclosure of a Fund’s portfolio holdings information.

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RATINGS OF COMMERCIAL PAPER

Moody’s Investor Services, Inc. Commercial Paper Ratings:

PRIME 1

Issues rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: Leading market positions in well-established industries. High rates of return on funds employed. Conservative capitalization structure with moderate reliance on debt and ample asset protection. Board margins in earnings coverage of fixed financial charges and high internal cash generation. Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME 2

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME 3

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Standard & Poor’s Rating Group Commercial Paper Ratings:

A-1

This is the highest category and indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2

Capacity for timely payment on issues with this designation is satisfactory and the obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.

A-3

Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B	Issues rated B are regarded as having significant speculative characteristics for timely payment.
C	This rating is assigned to short-term debt obligations that are currently vulnerable to nonpayment.
D

Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Fitch Investors Service, Inc.:

Fitch 1 — Highest grade. Commercial paper assigned this rating is regarded as having the strongest degree of assurance for timely payment. Fitch 2—Very good grade. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issues.

RATINGS OF CORPORATE DEBT SECURITIES

The quality of a bond is measured by credit risk—the continuing ability of the issuer to meet interest and principal payments. Issuers who are believed to be good credit risks receive high quality ratings, and those believed to be poor credit risks receive low quality ratings. As a result of the greater credit risk involved, medium and low

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quality bonds typically offer a higher yield than bonds of high quality.

Moody’s Investors Service, Inc.

AAA

Bonds which are rated AAA are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

Bonds which are rated Aa are judged to be of high quality by all standards. Together with the AAA group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in AAA securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than AAA securities.

A

Bonds which are rated A possess many favorable investment attributes and are generally considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa

Bonds which are rated Baa are considered medium-grade obligations i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

Bonds which are rated Ba are judged to have the following speculative elements: their future cannot be considered as well-assured; the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future; and uncertainty of position characterizes bonds in this class.

B

Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa	Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca	Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C	Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a rating in the lower end of the generic rating category.

Standard & Poor’s Ratings Group

AAA	This is the highest rating assigned by Standard & Poor’s to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA

Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only to a small degree.

A	Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more

95

susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB

Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.  BB indicates the lowest degree of speculation and C the highest degree of speculation.  While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

Debt rated D is in payment default.  The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.  The D rating also will be used upon the filing of a bankruptcy petition of the taking of a similar action if payments on an obligation are jeopardized.

FINANCIAL STATEMENTS OF PENN SERIES

The following pages include audited financial statements and financial highlights as of December 31, 2008 for the Funds.

96

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

MONEY MARKET FUND

	Par (000)	Value†
AGENCY OBLIGATIONS — 18.6%
Federal Home Loan Bank Bonds — 2.9%
3.240%, 04/07/09	$2,000	$2,001,561
3.000%, 04/15/09	250	250,754
2.375%, 04/21/09	2,000	2,006,120
6.525%, 06/17/09	1,050	1,077,922
3.050%, 06/18/09	950	960,232
		6,296,589
Federal Home Loan Bank Discount Notes — 12.4%
0.126%, 01/02/09	11,000	10,999,756
2.050%, 01/05/09	5,500	5,498,747
3.250%, 01/14/09	3,000	3,000,000
1.500%, 01/15/09	4,500	4,497,375
2.750%, 01/28/09	2,075	2,070,720
3.580%, 03/30/09	250	250,035
3.250%, 04/02/09	250	249,823
		26,566,456
Federal Home Loan Mortgage Corporation — 2.4%
5.750%, 03/15/09	4,000	4,031,995
3.375%, 04/15/09	1,000	1,003,249
		5,035,244
Federal National Mortgage Association — 0.9%
6.077%, 02/17/09	2,000	2,011,206
TOTAL AGENCY OBLIGATIONS (Cost $39,909,495)		39,909,495
COMMERCIAL PAPER — 8.9%
Aerospace & Defense — 1.9%
Rockwell Collins, Inc. 1.000%, 01/12/09	4,000	3,998,778
Diversified Financial Services — 5.1%
Caterpillar Financial Services Corp. 1.230%, 01/12/09	5,000	4,998,121
National Rural Utilities Cooporative Finance Corp. 0.750%, 01/06/09	6,000	5,999,375
		10,997,496
Oil & Gas — 1.9%
ConocoPhillips 1.000%, 01/20/09	4,000	3,997,889
TOTAL COMMERCIAL PAPER (Cost $18,994,163)		18,994,163
CORPORATE BONDS — 45.3%
Agriculture — 2.2%
Cargill, Inc. 144A @ 3.625%, 03/04/09	4,715	4,709,891
Banks — 5.4%
Bank of America Corp.
5.875%, 02/15/09	2,000	2,005,963
3.375%, 02/17/09	152	151,985

	Par (000)	Value†
Banks — (continued)
Chase Manhattan Corp. 6.500%, 01/15/09	$224	$224,230
Citigroup, Inc. 3.625%, 02/09/09	3,000	3,000,409
Deutsche Bank Financial, Inc. 7.500%, 04/25/09	995	1,007,791
First Chicago Corp. 6.375%, 01/30/09	1,500	1,503,746
JPMorgan Chase & Co. 6.000%, 02/15/09	1,275	1,278,608
Mellon Funding Corp. 3.250%, 04/01/09	2,000	2,001,028
The Bank of New York Mellon Corp. 3.625%, 01/15/09	500	500,096
		11,673,856
Beverages — 1.4%
The Coca-Cola Co. 5.750%, 04/30/09	3,000	3,017,254
Biotechnology — 1.4%
Pioneer Hi-Bred International, Inc. 5.750%, 01/15/09	3,000	3,001,430
Chemicals — 0.1%
E. I. Du Pont de Nemours & Co. 6.875%, 10/15/09	264	273,367
Computers — 3.6%
International Business Machines Corp.
5.500%, 01/15/09	1,403	1,403,727
5.400%, 01/26/09	2,250	2,254,576
5.375%, 02/01/09	3,593	3,599,700
4.375%, 06/01/09	505	509,982
		7,767,985
Diversified Financial Services — 10.0%
American Honda Finance Corp. 144A @ 4.500%, 05/26/09	3,100	3,114,328
Caterpillar Financial Services Corp.
4.350%, 03/04/09	3,600	3,609,422
4.500%, 06/15/09	909	912,621
General Electric Capital Corp. 3.125%, 04/01/09	2,000	2,001,554
HSBC Finance Corp. 5.875%, 02/01/09	500	500,792
John Deere Capital Corp.
3.750%, 01/13/09	750	749,718
6.000%, 02/15/09	1,500	1,503,813
4.875%, 03/16/09	4,501	4,512,240
4.625%, 04/15/09	450	449,444
John Hancock Global Funding II 144A @ 3.500%, 01/30/09	2,000	2,000,559
Toyota Motor Credit Corp.
3.720%, 04/27/09	370	369,407
5.375%, 06/30/09	1,620	1,628,446
		21,352,344

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

MONEY MARKET FUND

	Par (000)	Value†
CORPORATE BONDS — (continued)
Electric — 1.8%
Consolidated Edison Co. of New York, Inc. 4.700%, 06/15/09	$1,900	$1,902,094
Florida Power & Light Co. 5.875%, 04/01/09	1,000	1,003,115
FPL Group Capital, Inc. 7.375%, 06/01/09	1,000	1,011,574
		3,916,783
Electrical Components & Equipment — 0.7%
Emerson Electric Co. 5.850%, 03/15/09	1,571	1,578,078
Food — 3.0%
Pepsi Bottling Holdings, Inc. 144A @ 5.625%, 02/17/09	6,471	6,491,467
Insurance — 0.9%
New York Life Global Funding 144A @ 3.875%, 01/15/09	1,825	1,825,611
Oil & Gas — 6.3%
Atlantic Richfield Co. 5.900%, 04/15/09	600	604,225
BP Canada Finance Co. 3.625%, 01/15/09	3,500	3,500,293
ConocoPhillips 6.375%, 03/30/09	1,500	1,512,147
StatoilHydro ASA
6.360%, 01/15/09	3,403	3,407,427
5.750%, 03/10/09	2,091	2,100,257
Texaco Capital, Inc. 5.500%, 01/15/09	2,379	2,380,658
		13,505,007
Oil & Gas Services — 3.6%
Baker Hughes, Inc.
6.250%, 01/15/09	4,795	4,799,828
6.000%, 02/15/09	2,932	2,939,584
		7,739,412
Pharmaceuticals — 3.0%
Abbott Laboratories
3.500%, 02/17/09	2,990	2,992,329
5.375%, 05/15/09	3,023	3,046,301
Pfizer, Inc. 3.300%, 03/02/09	500	499,585
		6,538,215
Retail — 0.7%
Target Corp. 5.375%, 06/15/09	900	907,933
Wal-Mart Stores, Inc. 5.748%, 06/01/09	500	505,651
		1,413,584
Telecommunications — 1.2%
AT&T Corp. 6.000%, 03/15/09	1,259	1,265,983

	Par (000)	Value†
Telecommunications — (continued)
Verizon California, Inc. 5.500%, 01/15/09	$1,200	$1,200,854
		2,466,837
TOTAL CORPORATE BONDS (Cost $97,271,121)		97,271,121
VARIABLE RATE DEMAND NOTES — 5.4%
Aerospace & Defense — 0.9%
United Technologies Corp. 2.273%, 06/01/09•	2,000	1,991,378
Diversified Financial Services — 0.5%
IBM International Group Capital LLC 2.225%, 02/13/09•	1,000	999,077
Miscellaneous Manufacturing — 0.3%
Honeywell International, Inc. 3.585%, 07/27/09•	650	648,055
Oil & Gas — 0.9%
ConocoPhillips Australia Funding Co. 4.420%, 04/09/09•	2,000	2,000,407
Retail — 0.5%
Target Corp 2.631%, 08/07/09•	1,000	982,767
Telecommunications — 2.3%
Cisco Systems, Inc. 2.233%, 02/20/09•	5,000	4,992,419
TOTAL VARIABLE RATE DEMAND NOTES (Cost $11,614,103)		11,614,103
	Number of Shares
SHORT-TERM INVESTMENTS — 21.8%
BlackRock Liquidity Funds FedFund - Institutional Shares	6,264,128	6,264,128
BlackRock Liquidity Funds MuniFund Portfolio - Institutional Shares	9,904,778	9,904,778
BlackRock Liquidity Funds TempFund - Institutional Shares	10,621,614	10,621,614
Evergreen Institutional Municipal Money Market Fund - Institutional Shares	9,932,171	9,932,171
Evergreen Prime Cash Management Money Market Fund - Institutional Shares	10,139,968	10,139,968
TOTAL SHORT-TERM INVESTMENTS (Cost $46,862,659)		46,862,659
TOTAL INVESTMENTS — 100.0% (Cost $214,651,541)		$214,651,541

†  See Security Valuation Note.

•  Variable Rate Security.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

MONEY MARKET FUND

@  Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other "accredited investors". Unless otherwise indicated, the security is considered liquid.

LLC — Limited Liability Company.

Maturity Schedule	Market Value	% of Portfolio	(Cumulative)
1 —7 days	$69,360,537	32.3%	32.3%
8 —14 days	12,746,617	5.9%	38.2%
15 —30 days	38,569,020	18.0%	56.2%
31 —60 days	32,467,353	15.1%	71.3%
61 —90 days	24,069,633	11.2%	82.5%
91 —120 days	17,965,731	8.4%	90.9%
121 —150 days	6,160,629	2.9%	93.8%
over 150 days	13,312,021	6.2%	100.0%
	$214,651,541	100.0%

Average Weighted Maturity — 40 days

Summary of inputs used to value the Fund's net assets as of December 31, 2008 is as follows (See Security Valuation Note):

Valuation Inputs	Investments in Securities (Market Value)
Level 1 — Quoted Prices	$46,862,659
Level 2 — Other Significant Observable Inputs	167,788,882
Level 3 — Significant Unobservable Inputs	—
Total	$214,651,541

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

LIMITED MATURITY BOND FUND

	Par (000)	Value†
AGENCY OBLIGATIONS — 26.6%
Federal Home Loan Bank Bonds — 6.4%
3.625%, 02/08/11	$5,000	$5,001,205
Federal Home Loan Mortgage Corporation — 11.4%
3.125%, 02/12/10	2,500	2,553,070
3.200%, 03/10/10	4,700	4,719,420
4.750%, 03/05/12	1,500	1,627,659
		8,900,149
Federal National Mortgage Association — 8.8%
2.375%, 05/20/10	2,400	2,447,093
5.000%, 10/15/11	4,000	4,369,596
		6,816,689
TOTAL AGENCY OBLIGATIONS (Cost $20,278,990)		20,718,043
ASSET BACKED SECURITIES — 3.3%
Bear Stearns Mortgage Funding Trust 0.631%, 10/25/36•	825	128,810
Conseco Financial Corp.
7.650%, 04/15/19	226	196,558
7.250%, 09/15/26	103	98,294
Enterprise Mortgage Acceptance Co. LLC 144A @
6.630%, 01/15/25	1,153	896,520
6.223%, 01/15/27•	956	707,943
Equity One ABS, Inc. 4.145%, 04/25/34	24	15,529
FMAC Loan Receivables Trust 144A @ 6.850%, 09/15/19	150	153,598
Popular ABS Mortgage Pass-Through Trust 4.628%, 09/25/34	49	37,301
SACO I, Inc. 144A @~ 1.371%, 06/25/35•	1,000	333,870
TOTAL ASSET BACKED SECURITIES (Cost $3,818,368)		2,568,423
RESIDENTIAL MORTGAGE BACKED SECURITIES — 4.5%
Collateralized Mortgage Obligations — 0.8%
6.000%, 09/25/37	1,100	616,430
Fannie Mae Pool — 3.7%
5.160%, 12/01/33•	1,200	1,206,006
3.500%, 04/01/34•	677	672,360
5.988%, 07/01/36•	993	1,016,603
		2,894,969
TOTAL RESIDENTIAL MORTGAGE BACKED SECURITIES (Cost $3,971,877)		3,511,399
COMMERCIAL MORTGAGE BACKED SECURITIES — 5.6%
Asset Securitization Corp. 7.400%, 10/13/26	65	65,078
Bear Stearns Commercial Mortgage Securities
6.080%, 02/15/35	205	202,529
5.570%, 03/11/39•	1,030	899,596

	Par (000)	Value†
JPMorgan Chase Commercial Mortgage Securities Corp.
5.464%, 10/12/35	$246	$242,504
4.545%, 01/15/42	1,500	1,347,060
LB-UBS Commercial Mortgage Trust 4.821%, 04/15/30	1,549	1,470,905
PNC Mortgage Acceptance Corp. 5.910%, 03/12/34	89	88,228
TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost $4,677,226)		4,315,900
CORPORATE BONDS — 1.5%
Diversified Financial Services — 0.9%
General Electric Capital Corp.• 1.506%, 03/02/09	700	682,500
Food — 0.6%
General Mills, Inc. 5.650%, 09/10/12	500	510,368
TOTAL CORPORATE BONDS (Cost $1,192,675)		1,192,868
U.S. TREASURY OBLIGATIONS — 51.8%
U.S. Treasury Inflation Indexed Bonds 0.625%, 04/15/13	7,200	7,055,767
U.S. Treasury Notes
2.125%, 04/30/10	6,700	6,860,170
2.625%, 05/31/10	6,000	6,181,170
4.625%, 12/31/11	2,700	2,990,039
3.625%, 12/31/12	6,000	6,611,250
4.250%, 08/15/13	6,500	7,390,195
3.125%, 08/31/13	3,000	3,234,609
TOTAL U.S. TREASURY OBLIGATIONS (Cost $38,368,349)		40,323,200
	Number of Shares
SHORT-TERM INVESTMENTS — 6.7%
BlackRock Liquidity Funds FedFund - Institutional Shares	450,768	450,768
BlackRock Liquidity Funds MuniFund Portfolio - Institutional Shares	2,725,389	2,725,389
Evergreen Institutional Municipal Money Market Fund - Institutional Shares	2,002,702	2,002,702
TOTAL SHORT-TERM INVESTMENTS (Cost $5,178,859)		5,178,859
TOTAL INVESTMENTS — 100.0% (Cost $77,486,344)		$77,808,692

†  See Security Valuation Note.

•  Variable Rate Security.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

LIMITED MATURITY BOND FUND

@  Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other "accredited investors". Unless otherwise indicated, the security is considered liquid.

~  Fair valued security. The total market value of fair valued securities at December 31, 2008 is $333,870.

LLC — Limited Liability Company.

Summary of inputs used to value the Fund's net assets as of December 31, 2008 is as follows (See Security Valuation Note):

Valuation Inputs	Investments in Securities (Market Value)
Level 1 — Quoted Prices	$5,178,859
Level 2 — Other Significant Observable Inputs	72,629,833
Level 3 — Significant Unobservable Inputs	—
Total	$77,808,692

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

QUALITY BOND FUND

	Par (000)	Value†
AGENCY OBLIGATIONS — 9.8%
Federal Home Loan Mortgage Corporation — 2.6%
4.750%, 03/05/12	$5,600	$6,076,593
Federal National Mortgage Association — 7.2%
3.250%, 04/09/13	8,500	8,857,000
5.000%, 04/15/15	6,750	7,648,918
		16,505,918
TOTAL AGENCY OBLIGATIONS (Cost $21,158,663)		22,582,511
ASSET BACKED SECURITIES — 3.9%
Atherton Franchisee Loan Funding 144A @ 7.230%, 04/15/12	696	670,903
Bear Stearns Mortgage Funding Trust 0.631%, 10/25/36•	1,650	257,620
Conseco Financial Corp. 7.240%, 11/15/28	785	238,917
Enterprise Mortgage Acceptance Co. LLC 144A @
6.630%, 01/15/25	3,658	2,844,132
6.833%, 01/15/27•	1,913	1,415,886
FMAC Loan Receivables Trust 144A @ 6.850%, 09/15/19	1,104	1,126,384
Railcar Leasing LLC 144A @ 7.125%, 01/15/13	1,381	1,342,374
SACO I, Inc. 144A @~ 1.371%, 06/25/35•	3,000	1,001,610
TOTAL ASSET BACKED SECURITIES (Cost $12,239,064)		8,897,826
COMMERCIAL MORTGAGE BACKED SECURITIES — 7.1%
Bear Stearns Commercial Mortgage Securities 4.830%, 08/15/38	4,000	3,712,456
JPMorgan Chase Commercial Mortgage Securities Corp.
5.464%, 10/12/35	986	970,017
4.545%, 01/15/42	5,000	4,490,201
LB-UBS Commercial Mortgage Trust 4.821%, 04/15/30	2,324	2,206,357
Morgan Stanley Capital I 4.590%, 04/14/40	5,000	4,561,273
PNC Mortgage Acceptance Corp. 5.910%, 03/12/34	356	352,912
TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost $17,368,398)		16,293,216
CORPORATE BONDS — 15.4%
Aerospace & Defense — 0.4%
United Technologies Corp. 5.400%, 05/01/35	1,000	942,407
Agriculture — 0.8%
Altria Group, Inc. 9.700%, 11/10/18	1,000	1,080,830

	Par (000)	Value†
Agriculture — (continued)
Cargill, Inc. 144A @ 6.125%, 09/15/36	$1,000	$803,342
		1,884,172
Biotechnology — 0.4%
Genentech, Inc. 5.250%, 07/15/35	1,000	947,964
Computers — 1.0%
Hewlett-Packard Co. 6.125%, 03/01/14	1,000	1,063,002
International Business Machines Corp. 6.500%, 01/15/28	1,000	1,125,925
		2,188,927
Cosmetics & Personal Care — 0.5%
Procter & Gamble Co. 4.600%, 01/15/14	1,000	1,047,903
Diversified Financial Services — 1.3%
General Electric Capital Corp.
6.150%, 08/07/37	1,000	1,002,616
5.875%, 01/14/38	1,000	978,860
Unilever Capital Corp. 5.900%, 11/15/32	1,000	999,023
		2,980,499
Electric — 2.8%
Commonwealth Edison Co. 6.150%, 09/15/17	500	464,924
Consolidated Edison Co. of New York, Inc. 7.125%, 12/01/18	1,000	1,075,272
Consumers Energy Co. 6.125%, 03/15/19	1,000	990,570
Enel Finance International SA 144A @ 6.250%, 09/15/17	1,000	844,457
Oklahoma Gas & Electric Co. 6.350%, 09/01/18	1,000	961,588
Pacificorp
5.750%, 04/01/37	1,000	987,928
6.250%, 10/15/37	1,000	1,057,131
		6,381,870
Electronics — 1.1%
Fisher Scientific International, Inc. 6.125%, 07/01/15	700	616,875
Koninklijke Philips Electronics NV 6.875%, 03/11/38	2,000	1,898,340
		2,515,215
Food — 0.7%
Kraft Foods, Inc. 6.750%, 02/19/14	500	518,883
Safeway, Inc. 6.250%, 03/15/14	1,000	1,005,185
		1,524,068

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

QUALITY BOND FUND

	Par (000)	Value†
CORPORATE BONDS — (continued)
Gas — 0.3%
Nakilat, Inc. 144A @ 6.067%, 12/31/33	$1,000	$670,220
Healthcare Products — 0.4%
Covidien International Finance SA 6.000%, 10/15/17	1,000	986,506
Household Products & Wares — 0.5%
Kimberly-Clark Corp. 6.625%, 08/01/37	1,000	1,121,990
Insurance — 0.4%
AXA SA 144A @ 6.379%, 12/14/49•	2,000	894,628
Machinery — Construction & Mining — 0.5%
Atlas Copco AB 144A @ 5.600%, 05/22/17	1,100	1,033,345
Media — 0.5%
Comcast Cable Holdings LLC 9.875%, 06/15/22	1,000	1,187,537
Miscellaneous Manufacturing — 0.8%
Siemens Financieringsmaatschappij NV 144A @ 6.125%, 08/17/26	2,000	1,944,900
Oil & Gas — 0.5%
Shell International Finance BV 6.375%, 12/15/38	1,000	1,124,989
Pharmaceuticals — 0.9%
GlaxoSmithKline Capital, Inc. 5.375%, 04/15/34	1,000	973,632
Merck & Co., Inc. 6.400%, 03/01/28	1,000	1,103,584
		2,077,216
Pipelines — 0.3%
DCP Midstream LLC 144A @ 6.750%, 09/15/37	1,000	754,712
Retail — 0.4%
Wal-Mart Stores, Inc. 5.250%, 09/01/35	1,000	995,662
Software — 0.4%
Fiserv, Inc. 6.800%, 11/20/17	1,000	885,753
Telecommunications — 0.5%
Verizon Wireless 144A @ 8.500%, 11/15/18	1,000	1,171,677
TOTAL CORPORATE BONDS (Cost $36,408,361)		35,262,160

	Par (000)	Value†
RESIDENTIAL MORTGAGE BACKED SECURITIES — 41.5%
Collateralized Mortgage Obligations — 6.1%
Countrywide Home Loan Mortgage Pass Through Trust 6.000%, 09/25/37	$3,600	$2,017,407
Fannie Mae REMICs 6.000%, 03/25/33	5,000	5,131,278
Freddie Mac REMICs 6.000%, 02/15/32	3,552	3,614,710
National City Mortgage Capital Trust 6.000%, 03/25/38	4,304	3,139,217
		13,902,612
Fannie Mae Pool — 34.1%
4.500%, 03/01/23	361	369,827
4.500%, 03/01/23	92	94,035
4.500%, 04/01/23	238	243,281
4.500%, 04/01/23	66	67,293
4.500%, 04/01/23	47	47,657
4.500%, 05/01/23	224	229,449
4.500%, 05/01/23	24	24,599
4.500%, 06/01/23	672	687,346
4.500%, 06/01/23	773	791,018
4.500%, 07/01/23	616	630,092
4.500%, 07/01/23	85	86,657
4.500%, 07/01/23	807	825,640
4.500%, 07/01/23	158	162,028
5.000%, 07/01/23	5,848	6,011,030
4.500%, 08/01/23	527	539,032
4.500%, 08/01/23	283	289,646
4.500%, 08/01/23	872	892,422
3.500%, 04/01/34•	2,030	2,017,081
5.988%, 07/01/36•	3,312	3,388,677
5.939%, 08/01/36•	3,199	3,280,470
5.617%, 12/01/36•	3,590	3,670,203
6.211%, 05/01/37•	1,942	1,997,082
5.500%, 06/01/38	14,792	15,178,151
5.500%, 07/01/38	4,527	4,645,590
5.553%, 09/01/38•	4,975	5,075,723
6.000%, 09/01/38	21,819	22,484,848
5.500%, 02/01/48	4,478	4,464,831
		78,193,708
Freddie Mac Non Gold Pool — 1.3%
5.631%, 08/01/37•	2,913	2,972,466
Ginnie Mae Pool — 0.0%
9.000%, 10/15/30	9	9,671
9.000%, 11/15/30	25	27,589
9.000%, 11/15/30	16	17,213
		54,473
TOTAL RESIDENTIAL MORTGAGE BACKED SECURITIES (Cost $96,657,589)		95,123,259

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

QUALITY BOND FUND

	Par (000)	Value†
U.S. TREASURY OBLIGATIONS — 8.8%
U. S. Treasury Inflation Indexed Bond 1.750%, 01/15/28	$6,500	$6,210,293
U.S. Treasury Note 8.875%, 08/15/17	9,450	14,067,950
TOTAL U.S. TREASURY OBLIGATIONS (Cost $18,369,822)		20,278,243
	Number of Shares
SHORT-TERM INVESTMENTS — 13.5%
BlackRock Liquidity Funds FedFund - Institutional Shares	4,827,096	4,827,096
BlackRock Liquidity Funds MuniFund Portfolio - Institutional Shares	10,001,769	10,001,769
BlackRock Liquidity Funds TempFund - Institutional Shares	10,758,987	10,758,987
Evergreen Institutional Municipal Money Market Fund - Institutional Shares	5,452,345	5,452,345
TOTAL SHORT-TERM INVESTMENTS (Cost $31,040,197)		31,040,197
TOTAL INVESTMENTS — 100.0% (Cost $233,242,094)		$229,477,412

†  See Security Valuation Note.

@  Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other "accredited investors". Unless otherwise indicated, the security is considered liquid.

•  Variable Rate Security.

~  Fair valued security. The total market value of fair valued securities at December 31, 2008 is $1,001,610.

LLC — Limited Liability Company.

REMICS — Real Estate Mortgage Investment Conduits.

Summary of inputs used to value the Fund's net assets as of December 31, 2008 is as follows (See Security Valuation Note):

Valuation Inputs	Investments in Securities (Market Value)
Level 1 — Quoted Prices	$31,040,197
Level 2 — Other Significant Observable Inputs	198,437,215
Level 3 — Significant Unobservable Inputs	—
Total	$229,447,412

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

HIGH YIELD BOND FUND

	Number of Shares	Value†
COMMON STOCKS — 1.2%
Apparel — 0.0%
Anvil Holdings, Inc.^*	831	$2,161
Banks — 0.2%
JPMorgan Chase & Co.	2,250	70,943
The Goldman Sachs Group, Inc.	800	67,512
		138,455
Diversified Financial Services — 0.1%
Merrill Lynch & Co., Inc.	526	6,117
Merrill Lynch & Co., Inc. Restricted~	3,086	34,130
		40,247
Electrical Components & Equipment — 0.1%
General Cable Corp.*	3,400	60,146
Entertainment — 0.1%
Lakes Entertainment, Inc.*	12,500	50,250
Food — 0.2%
B&G Foods, Inc.	12,800	132,480
Great Atlantic & Pacific Tea Co.*	198	1,241
		133,721
Media — 0.0%
Sirius XM Radio, Inc.*	26,105	3,133
Mining — 0.1%
Freeport-McMoRan Copper & Gold, Inc.	1,500	36,660
Telecommunications — 0.4%
GeoEye, Inc.^*	3,610	63,017
Loral Space & Communications, Inc.*	6,496	89,548
Sprint Nextel Corp.*	38,834	70,455
		223,020
TOTAL COMMON STOCKS (Cost $1,794,546)		687,793
PREFERRED STOCKS — 1.1%
Banks — 0.7%
Bank of America Corp. CONV	250	162,500
Citigroup, Inc. CONV	7,925	221,821
		384,321
Media — 0.1%
Spanish Broadcasting System, Inc. PIK^	182	46,072
Telecommunications — 0.3%
Lucent Technologies Capital Trust I CONV	600	204,000
TOTAL PREFERRED STOCKS (Cost $1,405,081)		634,393
	Par (000)
CORPORATE BONDS — 92.3%
Advertising — 1.5%
Affinity Group, Inc. PIK^ 10.875%, 02/15/12	$22	11,251

	Par (000)	Value†
Advertising — (continued)
Lamar Media Corp. 6.625%, 08/15/15	$250	$180,625
6.625%, 08/15/15	125	90,312
Visant Corp. 7.625%, 10/01/12	175	143,500
Visant Holding Corp. STEP 10.250%, 12/01/13	550	407,000
		832,688
Aerospace & Defense — 2.4%
BE Aerospace, Inc. 8.500%, 07/01/18	150	135,000
GenCorp, Inc.^ 9.500%, 08/15/13	600	480,000
L-3 Communications Corp. 6.375%, 10/15/15	450	420,750
TransDigm, Inc. 7.750%, 07/15/14	200	164,000
Vought Aircraft Industries, Inc. 8.000%, 07/15/11	225	151,875
		1,351,625
Agriculture — 1.1%
Altria Group, Inc. 9.700%, 11/10/18	150	162,125
British American Tobacco International Finance Plc 144A @ 9.500%, 11/15/18	150	166,742
Reynolds American, Inc. 7.250%, 06/01/13	350	314,162
		643,029
Airlines — 0.1%
Airtran Holdings, Inc. CONV 7.000%, 07/01/23	140	77,000
Auto Manufacturers — 0.5%
Daimler Finance North America LLC 6.500%, 11/15/13	200	156,003
Ford Motor Co. 7.450%, 07/16/31	225	63,000
General Motors Corp. 7.200%, 01/15/11	125	26,250
8.375%, 07/15/33	325	56,875
		302,128
Auto Parts & Equipment — 1.3%
Allison Transmission, Inc. PIK 144A @ 11.250%, 11/01/15	450	177,750
Commercial Vehicle Group, Inc. 8.000%, 07/01/13	225	105,750
Cooper-Standard Automotive, Inc. 8.375%, 12/15/14	250	43,750
Tenneco, Inc. 8.625%, 11/15/14	150	57,000
The Goodyear Tire & Rubber Co. 8.625%, 12/01/11	235	195,050

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

HIGH YIELD BOND FUND

	Par (000)	Value†
CORPORATE BONDS — (continued)
Auto Parts & Equipment — (continued)
TRW Automotive, Inc. 144A @ 7.000%, 03/15/14	$125	$66,250
7.250%, 03/15/17	125	63,750
United Components, Inc. 9.375%, 06/15/13	100	42,000
		751,300
Banks — 0.8%
FBOP Corp. 144A @^‡ 10.000%, 01/15/09	150	150,283
Morgan Stanley 6.000%, 04/28/15	325	280,387
		430,670
Building Materials — 1.0%
AMH Holdings, Inc. STEP 12.523%, 03/01/14+	125	69,375
Gibraltar Industries, Inc. 8.000%, 12/01/15	450	252,000
Texas Industries, Inc. 7.250%, 07/15/13	275	212,437
U.S. Concrete, Inc. 8.375%, 04/01/14	100	54,000
		587,812
Chemicals — 1.1%
Nalco Co. 7.750%, 11/15/11	450	432,000
PolyOne Corp. 8.875%, 05/01/12	150	77,250
Terra Capital, Inc. 7.000%, 02/01/17	150	110,250
		619,500
Coal — 1.8%
Arch Western Finance LLC 6.750%, 07/01/13	175	152,250
Foundation PA Coal Co. 7.250%, 08/01/14	425	348,500
International Coal Group, Inc. 10.250%, 07/15/14	225	168,750
Peabody Energy Corp. 7.375%, 11/01/16	300	282,000
4.750%, 12/15/41 CONV	100	60,000
		1,011,500
Commercial Services — 4.1%
ARAMARK Corp. 5.000%, 06/01/12	200	156,000
6.693%, 02/01/15•	275	207,625
Deluxe Corp. 7.375%, 06/01/15	300	180,000
Education Management LLC 8.750%, 06/01/14	125	95,000
10.250%, 06/01/16	125	90,625

	Par (000)	Value†
Commercial Services — (continued)
FTI Consulting, Inc. 7.625%, 06/15/13	$200	$173,250
7.750%, 10/01/16	225	185,062
iPayment, Inc. 9.750%, 05/15/14	225	112,500
Mac-Gray Corp. 7.625%, 08/15/15	300	276,000
Sunstate Equipment Co. LLC 144A @ 10.500%, 04/01/13	225	117,000
The Hertz Corp. 8.875%, 01/01/14	175	107,625
10.500%, 01/01/16	600	273,750
United Rentals North America, Inc. 6.500%, 02/15/12	225	177,750
1.875%, 10/15/23 CONV	115	81,219
Valassis Communications, Inc. 8.250%, 03/01/15	325	84,500
		2,317,906
Computers — 1.0%
Seagate Technology HDD Holdings 6.375%, 10/01/11	125	86,250
Sungard Data Systems, Inc. 9.125%, 08/15/13	475	410,875
10.625%, 05/15/15 144A @	75	64,125
Unisys Corp. 12.500%, 01/15/16	100	28,000
		589,250
Distribution & Wholesale — 0.8%
ACE Hardware Corp. 144A @ 9.125%, 06/01/16	425	280,500
Nebraska Book Co., Inc. 8.625%, 03/15/12	325	146,250
WESCO International, Inc. CONV 2.625%, 10/15/25	26	20,313
		447,063
Diversified Financial Services — 5.1%
AAC Group Holding Corp. STEP 144A @ 10.250%, 10/01/12	100	66,000
Chukchansi Economic Development Authority 144A @^ 6.095%, 11/15/12•	50	24,875
E*TRADE Financial Corp. 8.000%, 06/15/11	100	45,500
12.500%, 11/30/17 144A @	505	242,250
Ford Motor Credit Co. LLC 9.269%, 04/15/09•	500	482,500
Hawker Beechcraft Acquisition Co. LLC 8.500%, 04/01/15	400	164,000
8.875%, 04/01/15 PIK	100	34,000
9.750%, 04/01/17	25	6,750
Icahn Enterprises LP 7.125%, 02/15/13	275	189,750

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

HIGH YIELD BOND FUND

	Par (000)	Value†
CORPORATE BONDS — (continued)
Diversified Financial Services — (continued)
iPayment Investors LP PIK 144A @^ 12.750%, 07/15/14	$224	$145,037
KAR Holdings, Inc. 7.193%, 05/01/14•	125	53,125
10.000%, 05/01/15	325	107,250
Local TV Finance LLC PIK 144A @^ 9.250%, 06/15/15	100	22,000
Nuveen Investments, Inc. 5.000%, 09/15/10	75	40,688
5.500%, 09/15/15	450	68,062
10.500%, 11/15/15 144A @	225	49,781
Rainbow National Services LLC 144A @ 8.750%, 09/01/12	75	67,500
Sears Roebuck Acceptance Corp. 7.000%, 02/01/11	100	63,137
6.750%, 08/15/11	75	46,414
SLM Corp. 3.675%, 07/27/09•	375	353,474
5.450%, 04/25/11	300	236,809
Smurfit Kappa Funding Plc 7.750%, 04/01/15	100	54,500
UCI Holdco, Inc. PIK 9.996%, 12/15/13	220	37,363
Vanguard Health Holding Co. I LLC STEP 11.250%, 10/01/15	50	39,250
Vanguard Health Holding Co. II LLC 9.000%, 10/01/14	300	250,500
		2,890,515
Electric — 6.3%
CMS Energy Corp. 8.500%, 04/15/11	50	49,240
Energy Future Holdings Corp. 144A @ 10.875%, 11/01/17	675	479,250
11.250%, 11/01/17 PIK	700	339,500
Mirant Americas Generation LLC 8.300%, 05/01/11	250	242,500
Mirant North America LLC 7.375%, 12/31/13	375	360,000
NRG Energy, Inc. 7.250%, 02/01/14	100	93,500
7.375%, 02/01/16	350	325,500
NV Energy, Inc.^ 7.803%, 06/15/12	25	23,399
PNM Resources, Inc. 9.250%, 05/15/15	250	198,750
Reliant Energy, Inc. 7.625%, 06/15/14	275	228,250
6.750%, 12/15/14	150	135,000
7.875%, 06/15/17	575	465,750
Texas Competitive Electric Holdings Co. LLC PIK 144A @ 10.500%, 11/01/16	250	125,000

	Par (000)	Value†
Electric — (continued)
The AES Corp. 9.500%, 06/01/09	$25	$24,812
9.375%, 09/15/10	200	190,000
8.875%, 02/15/11	300	280,500
7.750%, 03/01/14	25	22,000
		3,582,951
Electrical Components & Equipment — 0.1%
General Cable Corp. 6.258%, 04/01/15•	100	46,750
Electronics — 0.9%
Celestica, Inc. 7.875%, 07/01/11	225	204,750
Flextronics International Ltd. 6.500%, 05/15/13	150	118,500
6.250%, 11/15/14	100	74,500
NXP b.v. 7.503%, 10/15/13•	250	83,125
7.875%, 10/15/14	125	48,750
		529,625
Engineering & Construction — 0.7%
Dycom Industries, Inc. 8.125%, 10/15/15	175	123,375
Esco Corp. 144A @ 5.871%, 12/15/13•	100	64,000
8.625%, 12/15/13	325	227,500
		414,875
Entertainment — 1.9%
Isle of Capri Casinos, Inc. 7.000%, 03/01/14	275	116,875
Penn National Gaming, Inc. 6.750%, 03/01/15	200	152,000
Pinnacle Entertainment, Inc. 8.250%, 03/15/12	250	190,000
7.500%, 06/15/15	200	116,000
Pokagon Gaming Authority 144A @ 10.375%, 06/15/14	350	301,000
Shingle Springs Tribal Gaming Authority 144A @ 9.375%, 06/15/15	375	187,500
Speedway Motorsports, Inc. 6.750%, 06/01/13	50	36,000
		1,099,375
Environmental Control — 2.3%
Allied Waste Industries, Inc. CONV 4.250%, 04/15/34	41	36,695
Allied Waste North America, Inc. 7.875%, 04/15/13	225	213,750
7.250%, 03/15/15	500	465,000
6.875%, 06/01/17	275	255,750
Casella Waste Systems, Inc. 9.750%, 02/01/13	400	320,000
		1,291,195

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

HIGH YIELD BOND FUND

	Par (000)	Value†
CORPORATE BONDS — (continued)
Food — 0.9%
B&G Foods, Inc. 8.000%, 10/01/11	$275	$233,750
Del Monte Corp. 8.625%, 12/15/12	275	266,750
		500,500
Forest Products & Paper — 2.5%
Boise Cascade LLC^ 7.125%, 10/15/14	195	109,200
Domtar Corp. 5.375%, 12/01/13	75	46,500
7.125%, 08/15/15	300	195,000
9.500%, 08/01/16	25	16,250
Georgia-Pacific LLC 8.125%, 05/15/11	150	141,000
7.000%, 01/15/15 144A @	200	170,000
7.700%, 06/15/15	200	152,000
International Paper Co. 7.400%, 06/15/14	300	245,913
NewPage Corp. 10.000%, 05/01/12	175	77,000
Rock-Tenn Co. 8.200%, 08/15/11	125	118,750
9.250%, 03/15/16 144A @	125	116,250
		1,387,863
Healthcare Products — 1.5%
Bausch & Lomb, Inc. 144A @ 9.875%, 11/01/15	375	281,250
Biomet, Inc. 11.625%, 10/15/17	325	277,875
Boston Scientific Corp. 6.000%, 06/15/11	200	190,000
Universal Hospital Services, Inc. 5.943%, 06/01/15•	125	76,250
8.500%, 06/01/15 PIK	50	35,500
		860,875
Healthcare Services — 4.3%
Centene Corp. 7.250%, 04/01/14	200	158,000
Community Health Systems, Inc. 8.875%, 07/15/15	275	253,000
CRC Health Corp. 10.750%, 02/01/16	100	60,250
DaVita, Inc. 6.625%, 03/15/13	175	166,250
7.250%, 03/15/15	400	380,000
HCA, Inc. 9.250%, 11/15/16	500	458,750
9.625%, 11/15/16 PIK	25	19,500
Health Management Associates, Inc. 6.125%, 04/15/16	300	186,000
HealthSouth Corp. 10.750%, 06/15/16	200	183,500

	Par (000)	Value†
Healthcare Services — (continued)
IASIS Healthcare LLC 8.750%, 06/15/14	$125	$96,875
Symbion, Inc. PIK 11.000%, 08/23/15	128	66,697
U.S. Oncology Holdings, Inc. PIK 8.334%, 03/15/12	208	131,095
U.S. Oncology, Inc. 9.000%, 08/15/12	100	91,000
10.750%, 08/15/14	100	81,500
United Surgical Partners International, Inc. 8.875%, 05/01/17	150	102,750
		2,435,167
Home Builders — 1.0%
Centex Corp. 5.800%, 09/15/09	75	71,250
4.550%, 11/01/10	75	62,250
7.875%, 02/01/11	25	22,125
D.R. Horton, Inc. 4.875%, 01/15/10	175	158,812
K. Hovnanian Enterprises, Inc. 11.500%, 05/01/13	175	133,000
Lennar Corp. 7.625%, 03/01/09	50	49,500
Toll Corp. 8.250%, 02/01/11	25	23,000
8.250%, 12/01/11	50	45,500
		565,437
Home Furnishings — 0.0%
Simmons Co. 7.875%, 01/15/14	50	14,500
Insurance — 0.7%
HUB International Holdings, Inc. 144A @ 9.000%, 12/15/14	250	152,812
10.250%, 06/15/15	475	209,594
USI Holdings Corp. 144A @ 9.750%, 05/15/15	125	49,844
		412,250
Iron & Steel — 1.2%
ArcelorMittal 5.375%, 06/01/13	175	131,976
ArcelorMittal USA, Inc. 6.500%, 04/15/14	75	53,327
Metals USA Holdings Corp. PIK 10.883%, 07/01/12	25	7,000
Ryerson, Inc. 144A @ 12.250%, 11/01/15	225	138,937
Steel Dynamics, Inc. 7.375%, 11/01/12	175	127,750
6.750%, 04/01/15	150	103,500
Tube City IMS Corp. 9.750%, 02/01/15	250	87,500
		649,990

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

HIGH YIELD BOND FUND

	Par (000)	Value†
CORPORATE BONDS — (continued)
Leisure Time — 0.4%
Leslie's Poolmart 7.750%, 02/01/13	$275	$220,000
Lodging — 1.6%
Gaylord Entertainment Co. 8.000%, 11/15/13	125	86,250
6.750%, 11/15/14	325	201,500
Harrah's Operating Co., Inc. 144A @ 10.000%, 12/15/15	62	26,040
10.750%, 02/01/16	225	64,125
Little Traverse Bay Bands of Odawa Indians 144A @^ 10.250%, 02/15/14	50	31,500
Wynn Las Vegas LLC 6.625%, 12/01/14	650	490,750
		900,165
Machinery — Construction & Mining — 0.1%
Terex Corp. 7.375%, 01/15/14	75	65,250
Machinery — Diversified — 0.7%
Columbus Mckinnon Corp. 8.875%, 11/01/13	300	252,000
Stewart & Stevenson LLC 10.000%, 07/15/14	200	124,000
The Manitowoc Co., Inc. 7.125%, 11/01/13	50	38,000
		414,000
Media — 6.7%
Allbritton Communications Co. 7.750%, 12/15/12	225	110,531
Barrington Broadcasting Group LLC^ 10.500%, 08/15/14	100	38,875
Bonten Media Acquisition Co. PIK 144A @^ 9.000%, 06/01/15	100	30,000
CanWest MediaWorks, Inc. 8.000%, 09/15/12	288	126,499
Cengage Learning Acquisitions, Inc. 144A @
10.500%, 01/15/15	100	41,000
13.251%, 07/15/15 STEP	200	58,000
Clear Channel Communications, Inc. 4.500%, 01/15/10	50	30,000
CSC Holdings, Inc.
7.625%, 04/01/11	100	94,250
7.625%, 07/15/18	275	214,500
DirecTV Holdings LLC
8.375%, 03/15/13	50	49,750
7.625%, 05/15/16	325	315,250
Echostar DBS Corp.
6.375%, 10/01/11	175	162,750
6.625%, 10/01/14	425	354,875
7.750%, 05/31/15	25	21,250
ION Media Networks, Inc. CONV^ 11.000%, 07/31/13	1	2

	Par (000)	Value†
Media — (continued)
Kabel Deutschland GmbH 10.625%, 07/01/14	$200	$178,000
Lighthouse International Co. SA 144A @ 8.000%, 04/30/14	275	181,575
Local Insight Regatta Holdings, Inc.^ 11.000%, 12/01/17	225	58,500
Mediacom Broadband LLC 8.500%, 10/15/15	250	162,812
Nexstar Broadcasting, Inc.^ 7.000%, 01/15/14	175	75,469
Nexstar Finance Holdings LLC STEP^ 11.375%, 04/01/13	208	89,585
Nielsen Finance LLC 10.000%, 08/01/14	125	100,000
R.H. Donnelley Corp.
6.875%, 01/15/13	300	40,500
8.875%, 10/15/17	125	18,750
Shaw Communications, Inc. 8.250%, 04/11/10	75	73,875
Sinclair Broadcast Group, Inc. CONV 3.000%, 05/15/27	225	120,375
Sinclair Television Group, Inc 8.000%, 03/15/12	311	234,027
Time Warner, Inc.
2.405%, 11/13/09•	125	120,316
5.500%, 11/15/11	125	117,452
Univision Communications, Inc.
7.850%, 07/15/11	50	26,250
9.750%, 03/15/15 PIK 144A @	475	59,375
Viacom, Inc. 5.750%, 04/30/11	125	113,524
Videotron Ltee
6.875%, 01/15/14	300	265,500
6.375%, 12/15/15	75	58,875
9.125%, 04/15/18 144A @	25	23,250
XM Satellite Radio Holdings, Inc. 144A @ 13.000%, 08/01/13	250	57,500
		3,823,042
Metal Fabricate/Hardware — 0.3%
Metals USA, Inc. 11.125%, 12/01/15	250	147,500
Mining — 1.3%
Freeport-McMoRan Copper & Gold, Inc.
8.250%, 04/01/15	250	212,500
8.375%, 04/01/17	500	410,000
Novelis, Inc.
7.250%, 02/15/15	225	130,500
		753,000
Miscellaneous Manufacturing — 2.5%
AGY Holding Corp. 11.000%, 11/15/14	125	75,000
American Railcar Industries, Inc. 7.500%, 03/01/14	300	198,000

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

HIGH YIELD BOND FUND

	Par (000)	Value†
CORPORATE BONDS — (continued)
Miscellaneous Manufacturing — (continued)
Bombardier, Inc. 144A @
6.750%, 05/01/12	$50	$44,375
6.300%, 05/01/14	200	164,500
8.000%, 11/15/14	25	22,000
7.450%, 05/01/34	200	127,000
Koppers Holdings, Inc. STEP 8.655%, 11/15/14+	350	271,250
Koppers, Inc. 9.875%, 10/15/13	100	92,000
RBS Global, Inc. 9.500%, 08/01/14	175	130,375
SPX Corp. 144A @ 7.625%, 12/15/14	200	174,000
Trinity Industries, Inc. 6.500%, 03/15/14	125	104,687
		1,403,187
Office Furnishings — 0.0%
Interface, Inc. 9.500%, 02/01/14	25	20,000
Oil & Gas — 4.1%
Compton Petroleum Finance Corp. 7.625%, 12/01/13	350	105,000
Connacher Oil and Gas Ltd. 144A @ 10.250%, 12/15/15	275	110,000
Encore Acquisition Co.
6.250%, 04/15/14	50	34,000
7.250%, 12/01/17	275	177,375
Forest Oil Corp. 7.250%, 06/15/19	400	292,000
Hilcorp Energy I LP 144A @ 7.750%, 11/01/15	350	246,750
OPTI Canada, Inc.
7.875%, 12/15/14	300	153,000
8.250%, 12/15/14	425	229,500
PetroHawk Energy Corp.
9.125%, 07/15/13	300	243,000
7.875%, 06/01/15 144A @	50	37,000
Plains Exploration & Production Co. 7.000%, 03/15/17	100	68,500
Quicksilver Resources, Inc. 8.250%, 08/01/15	200	127,000
Range Resources Corp.
7.375%, 07/15/13	25	21,812
6.375%, 03/15/15	200	162,000
7.500%, 05/15/16	50	43,375
SandRidge Energy, Inc.
8.625%, 04/01/15 PIK	75	39,375
8.000%, 06/01/18 144A @	300	166,500
Venoco, Inc.
8.750%, 12/15/11	100	48,000
		2,304,187

	Par (000)	Value†
Oil & Gas Services — 0.9%
Cie Generale de Geophysique-Veritas
7.500%, 05/15/15	$25	$15,500
7.750%, 05/15/17	375	217,500
Complete Production Services, Inc. 8.000%, 12/15/16	300	189,000
Key Energy Services, Inc.
8.375%, 12/01/14	100	66,000
		488,000
Packaging and Containers — 1.4%
Ball Corp. 6.875%, 12/15/12	75	74,250
BWAY Corp. 10.000%, 10/15/10	250	212,500
Clondalkin Acquisition BV 144A @ 3.996%, 12/15/13•	150	75,750
Crown Americas LLC
7.625%, 11/15/13	175	173,250
7.750%, 11/15/15	50	49,750
Graham Packaging Co., Inc. 9.875%, 10/15/14	275	169,125
Stone Container Finance‡ 7.375%, 07/15/14	150	27,750
		782,375
Pharmaceuticals — 0.7%
Omnicare, Inc.
6.750%, 12/15/13	100	85,000
6.875%, 12/15/15	350	287,000
		372,000
Pipelines — 2.6%
Copano Energy LLC 8.125%, 03/01/16	275	199,375
Dynegy Holdings, Inc.
7.500%, 06/01/15	375	262,500
7.750%, 06/01/19	800	552,000
El Paso Corp. 12.000%, 12/12/13	400	392,000
Williams Cos., Inc.
8.125%, 03/15/12	75	69,094
7.750%, 06/15/31	25	17,125
		1,492,094
Real Estate Investment Trusts — 1.4%
BF Saul Reit 7.500%, 03/01/14	150	135,750
Felcor Lodging LP 8.500%, 06/01/11	125	92,500
Host Hotels & Resorts LP 6.750%, 06/01/16	575	419,750
Ventas Realty LP 6.500%, 06/01/16	200	146,500
		794,500

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

HIGH YIELD BOND FUND

	Par (000)	Value†
CORPORATE BONDS — (continued)
Retail — 4.2%
AmeriGas Partners LP
7.250%, 05/20/15	$150	$122,250
7.125%, 05/20/16	325	260,000
Couche-Tard U.S. LP 7.500%, 12/15/13	325	256,750
CVS Caremark Corp 2.503%, 06/01/10•	75	69,008
Dollar General Corp. PIK 11.875%, 07/15/17	150	128,250
Dollarama Group LP 8.875%, 08/15/12	50	37,500
Ferrellgas Escrow LLC 6.750%, 05/01/14	175	120,750
Ferrellgas Partners LP 8.750%, 06/15/12	450	315,000
GameStop Corp. 8.000%, 10/01/12	350	325,500
Home Depot, Inc. 2.046%, 12/16/09•	125	118,092
O'Charley's, Inc. 9.000%, 11/01/13	200	96,000
Sally Holdings LLC
9.250%, 11/15/14	225	193,500
10.500%, 11/15/16	25	17,000
The Neiman-Marcus Group, Inc.
9.000%, 10/15/15 PIK	275	121,000
10.375%, 10/15/15	100	43,000
The Pantry, Inc. 7.750%, 02/15/14	250	172,500
		2,396,100
Semiconductors — 0.8%
Avago Technologies Ltd. 10.125%, 12/01/13	200	152,250
Freescale Semiconductor, Inc. 8.875%, 12/15/14	475	209,000
9.125%, 12/15/14 PIK	100	23,000
Spansion, Inc. 144A @ 11.250%, 01/15/16	125	8,750
STATS ChipPAC Ltd. 6.750%, 11/15/11	100	74,250
		467,250
Software — 0.7%
First Data Corp. 9.875%, 09/24/15	475	287,375
Serena Software, Inc. 10.375%, 03/15/16	75	38,063
SS&C Technologies, Inc. 11.750%, 12/01/13	75	65,906
		391,344
Storage & Warehousing — 0.4%
Mobile Mini, Inc. 9.750%, 08/01/14	275	195,250

	Par (000)	Value†
Telecommunications — 13.1%
Alltel Corp.
7.000%, 07/01/12	$550	$547,250
6.500%, 11/01/13	100	98,000
American Tower Corp. 7.500%, 05/01/12	100	98,500
Broadview Networks Holdings, Inc. 11.375%, 09/01/12	225	155,250
Canadian Satellite Radio Holdings, Inc.^ 12.750%, 02/15/14	125	29,375
Centennial Communications Corp.
9.633%, 01/01/13•	150	145,500
10.000%, 01/01/13	125	129,375
Citizens Communications Co. 7.125%, 03/15/19	175	117,250
Cricket Communications, Inc.
9.375%, 11/01/14	475	427,500
10.000%, 07/15/15 144A @	100	91,500
Digicel Group Ltd. 144A @ 8.875%, 01/15/15	475	308,750
Digicel Ltd. 144A @ 9.250%, 09/01/12	400	340,000
Fairpoint Communications, Inc. 144A @ 13.125%, 04/01/18	125	60,000
GC Impsat Holdings I PLC 144A @ 9.875%, 02/15/17	250	150,000
GCI, Inc. 7.250%, 02/15/14	250	195,000
Intelsat Corp. 144A @ 9.250%, 06/15/16	250	227,500
Intelsat Ltd. 7.625%, 04/15/12	25	16,750
iPCS, Inc.
5.318%, 05/01/13•	200	142,000
6.443%, 05/01/14 PIK	250	152,500
Level 3 Communications, Inc. CONV
6.000%, 09/15/09	52	47,320
6.000%, 03/15/10	48	33,600
Level 3 Financing, Inc. 12.250%, 03/15/13	175	105,875
Lucent Technologies, Inc. 6.500%, 01/15/28	150	58,500
MetroPCS Wireless, Inc. 9.250%, 11/01/14	575	514,625
Nextel Communications, Inc. CONV 5.250%, 01/15/10	80	69,300
Nordic Telephone Co. Holdings ApS 144A @ 8.875%, 05/01/16	425	297,500
Nortel Networks Ltd.‡ 9.003%, 07/15/11	275	68,750
Qwest Corp.
7.875%, 09/01/11	225	207,000
8.875%, 03/15/12	50	46,250
Sprint Capital Corp.
7.625%, 01/30/11	350	292,250
8.375%, 03/15/12	175	140,000

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

HIGH YIELD BOND FUND

	Par (000)	Value†
CORPORATE BONDS — (continued)
Telecommunications — (continued)
Sprint Nextel Corp. 6.000%, 12/01/16	$600	$423,000
Telesat Canada 144A @ 11.000%, 11/01/15	275	196,625
Valor Telecommunications Enterprises Finance Corp. 7.750%, 02/15/15	150	125,250
Verizon Communications, Inc.
5.500%, 02/15/18	150	144,277
8.750%, 11/01/18	145	170,117
Verizon Wireless 144A @ 8.500%, 11/15/18	245	287,061
West Corp. 9.500%, 10/15/14	250	137,500
Wind Acquisition Finance SA 144A @ 10.750%, 12/01/15	425	365,500
Windstream Corp.
8.125%, 08/01/13	25	23,000
8.625%, 08/01/16	250	221,250
		7,406,550
Textiles — 0.3%
Invista 144A @ 9.250%, 05/01/12	250	175,000
Transportation — 0.9%
Bristow Group, Inc.
6.125%, 06/15/13	225	162,000
7.500%, 09/15/17	250	167,500
Kansas City Southern de Mexico SA de CV 9.375%, 05/01/12	100	91,500
Kansas City Southern Railway 13.000%, 12/15/13	50	50,125
Swift Transportation Co., Inc. 144A @ 12.500%, 05/15/17	150	13,688
		484,813
Trucking and Leasing — 0.3%
Greenbrier Cos., Inc. 8.375%, 05/15/15	225	160,031
TOTAL CORPORATE BONDS (Cost $71,560,300)		52,298,977
	Number of Shares
WARRANTS — 0.0%
Anvil Holdings, Inc., Class A^*	10,264	$821
Anvil Holdings, Inc., Class B^*	9,238	3,695
GeoEye Inc.^*	612	6,053
iPCS, Inc. 144A @^*	300	0
MDP Acquisitions Plc 144A @^*	100	1,278
Pathmark Stores, Inc.^*	2,350	0
TOTAL WARRANTS (Cost $89,011)		11,847

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 5.4%
T. Rowe Price Reserve Investment Fund
(Cost $3,067,892)	3,067,892	$3,067,892
TOTAL INVESTMENTS — 100.0% (Cost $77,916,830)		$56,700,902

†  See Security Valuation Note.

*  Non-income producing security.

+  Effective Yield. For those bonds that become coupon paying at a future date, the interest rate disclosed represents that annualized effective yield from the date of acquisition to maturity.

@  Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other "accredited investors". Unless otherwise indicated, the security is considered liquid.

^  Illiquid security. The total market value of illiquid securities at December 31, 2008 is $1,442,448.

‡  Defaulted Security.

•  Variable Rate Security.

~  Fair valued security. The total market value of fair valued securities at December 31, 2008 is $34,130.

CONV — Convertible Security.

LLC — Limited Liability Company.

LP — Limited Partnership.

PIK — Payment in Kind Security.

Plc — Public Limited Company.

STEP — Step Coupon Bond.

Summary of inputs used to value the Fund's net assets as of December 31, 2008 is as follows (See Security Valuation Note):

Valuation Inputs	Investments in Securities (Market Value)
Level 1 — Quoted Prices	$4,313,768
Level 2 — Other Significant Observable Inputs	52,387,134
Level 3 — Significant Unobservable Inputs	—
Total	$56,700,902

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

FLEXIBLY MANAGED FUND

	Number of Shares	Value†
COMMON STOCKS — 65.8%
Aerospace & Defense — 0.7%
Rockwell Collins, Inc.	177,600	$6,942,384
Auto Manufacturers — 0.8%
Honda Motor Co. Ltd.	211,300	4,500,413
Toyota Motor Corp.	77,600	2,565,326
		7,065,739
Auto Parts & Equipment — 0.8%
Toyota Industries Corp.	52,100	1,122,289
TRW Automotive Holdings Corp.*	606,300	2,182,680
WABCO Holdings, Inc.	245,400	3,874,866
		7,179,835
Banks — 2.3%
First Horizon National Corp.	540	5,710
JPMorgan Chase & Co.	160,800	5,070,024
State Street Corp.	50,900	2,001,897
Wells Fargo & Co.	516,400	15,223,472
		22,301,103
Biotechnology — 0.6%
Millipore Corp.*	106,800	5,502,336
Commercial Services — 2.5%
H&R Block, Inc.	478,000	10,860,160
The Western Union Co.	876,500	12,569,010
		23,429,170
Computers — 0.7%
Dell, Inc.*	660,100	6,759,424
Cosmetics & Personal Care — 0.4%
Procter & Gamble Co.	62,582	3,868,819
Distribution & Wholesale — 1.3%
Marubeni Corp.	706,000	2,702,963
Mitsubishi Corp.	533,600	7,557,943
Mitsui & Co. Ltd.	216,000	2,220,559
		12,481,465
Diversified Financial Services — 4.2%
Ameriprise Financial, Inc.	346,700	8,098,912
BlackRock, Inc.	31,800	4,265,970
Franklin Resources, Inc.	147,100	9,382,038
Invesco Ltd.	454,200	6,558,648
Lazard Ltd., Class A	324,600	9,653,604
Merrill Lynch & Co., Inc. Restricted~	190,340	2,104,780
		40,063,952
Electric — 4.4%
Entergy Corp.	86,400	7,182,432
FPL Group, Inc.	27,900	1,404,207
PG&E Corp.	230,900	8,938,139
PPL Corp.	432,700	13,279,563
Public Service Enterprise Group, Inc.	213,500	6,227,795
Xcel Energy, Inc.	255,400	4,737,670
		41,769,806

	Number of Shares	Value†
Electronics — 2.5%
Tyco Electronics Ltd.	1,483,525	$24,047,940
Food — 0.4%
General Mills, Inc.	53,714	3,263,126
The J.M. Smucker Co.	10,161	440,581
		3,703,707
Forest Products & Paper — 0.3%
International Paper Co.	238,900	2,819,020
Gas — 1.1%
Sempra Energy	241,500	10,295,145
Healthcare Products — 2.8%
Baxter International, Inc.	174,200	9,335,378
Becton, Dickinson & Co.	30,800	2,106,412
Covidien Ltd.	403,625	14,627,370
DENTSPLY International, Inc.	35,200	994,048
		27,063,208
Household Products & Wares — 1.5%
Fortune Brands, Inc.	346,300	14,295,264
Housewares — 0.1%
Newell Rubbermaid, Inc.	84,500	826,410
Insurance — 1.6%
AON Corp.	183,700	8,391,416
MetLife, Inc.	26,700	930,762
White Mountains Insurance Group Ltd.	21,800	5,822,998
		15,145,176
Lodging — 1.9%
Choice Hotels International, Inc.	111,800	3,360,708
Marriott International, Inc., Class A	777,682	15,125,915
		18,486,623
Machinery — Diversified — 0.3%
Roper Industries, Inc.	55,000	2,387,550
Media — 4.7%
Cablevision Systems Corp., Class A	727,133	12,247,732
Discovery Communications, Inc., Class A*	49,315	700,651
Discovery Communications, Inc., Class C*	38,048	511,685
DISH Network Corp., Class A*	84,133	934,887
Time Warner Cable, Inc., Class A*	108,433	2,329,470
Time Warner, Inc.	2,779,633	27,964,788
		44,689,213
Miscellaneous Manufacturing — 8.1%
3M Co.	61,100	3,515,694
Danaher Corp.	555,839	31,466,046
Honeywell International, Inc.	541,400	17,774,162
Illinois Tool Works, Inc.	312,400	10,949,620
Tyco International Ltd.	639,625	13,815,900
		77,521,422
Oil & Gas — 7.4%
CNX Gas Corp.*	344,000	9,391,200
Exxon Mobil Corp.	239,900	19,151,217

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

FLEXIBLY MANAGED FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Oil & Gas — (continued)
Japan Petroleum Exploration Co.	54,400	$2,391,760
Murphy Oil Corp.	232,500	10,311,375
Royal Dutch Shell Plc ADR	207,600	10,990,344
StatoilHydro ASA	421,200	7,044,482
Sunoco, Inc.	24,800	1,077,808
Total SA ADR	188,000	10,396,400
		70,754,586
Oil & Gas Services — 0.7%
Schlumberger Ltd.	165,528	7,006,800
Pharmaceuticals — 2.6%
Allergan, Inc.	242,954	9,795,905
Cardinal Health, Inc.	76,200	2,626,614
Wyeth	332,300	12,464,573
		24,887,092
Pipelines — 0.9%
Spectra Energy Corp.	448,095	7,053,015
The Williams Cos., Inc.	117,600	1,702,848
		8,755,863
Real Estate — 0.2%
The St. Joe Co.*	72,100	1,753,472
Retail — 3.6%
Home Depot, Inc.	47,700	1,098,054
Kohl's Corp.*	247,200	8,948,640
Lowe's Cos., Inc.	598,300	12,875,416
TJX Cos., Inc.	163,200	3,357,024
Wal-Mart Stores, Inc.	148,000	8,296,880
		34,576,014
Semiconductors — 4.0%
Altera Corp.	290,400	4,852,584
Analog Devices, Inc.	662,600	12,602,652
Texas Instruments, Inc.	854,938	13,268,638
Xilinx, Inc.	423,500	7,546,770
		38,270,644
Software — 0.7%
Microsoft Corp.	342,800	6,664,032
Telecommunications — 1.7%
AT&T, Inc.	302,475	8,620,538
Cisco Systems, Inc.*	186,700	3,043,210
Sprint Nextel Corp.*	2,606,400	4,769,712
		16,433,460
TOTAL COMMON STOCKS (Cost $749,825,759)		627,746,674
PREFERRED STOCKS — 4.4%
Banks — 1.5%
Bank of America Corp. CONV	11,200	7,280,000
Citigroup, Inc. CONV	232,500	6,507,675
Fifth Third Bancorp CONV	4,000	324,320
		14,111,995

	Number of Shares	Value†
Diversified Financial Services — 0.3%
Affiliated Managers Group, Inc. CONV	163,900	$3,001,419
Electric — 0.4%
NRG Energy, Inc. CONV	3,000	3,416,250
Finance — 0.0%
Federal National Mortgage Association CONV	70	87,500
Housewares — 0.8%
Newell Financial Trust I CONV~	299,300	7,569,896
Insurance — 1.2%
Aspen Insurance Holdings Ltd. CONV	131,975	5,521,950
MetLife, Inc. CONV	607,000	6,246,950
		11,768,900
Telecommunications — 0.2%
Crown Castle International Corp. CONV	51,000	1,826,437
TOTAL PREFERRED STOCKS (Cost $67,290,605)		41,782,397
	Par (000)
CORPORATE BONDS — 13.9%
Biotechnology — 0.7%
Millipore Corp. CONV 3.750%, 06/01/26	$8,191	7,146,647
Coal — 0.6%
Peabody Energy Corp.
6.875%, 03/15/13	425	402,687
4.750%, 12/15/36 CONV	8,924	5,354,400
		5,757,087
Diversified Financial Services — 0.6%
Ford Motor Credit Co. LLC 9.203%, 04/15/12•	2,328	2,246,520
SLM Corp. 3.675%, 07/27/09•	2,000	1,885,194
Teco Finance, Inc. 7.000%, 05/01/12	1,675	1,533,133
		5,664,847
Electric — 0.2%
Cilcorp, Inc. 8.700%, 10/15/09	1,000	920,000
Southern Power Co. 6.250%, 07/15/12	650	664,436
		1,584,436
Electronics — 0.3%
Newport Corp. CONV 2.500%, 02/15/12	3,930	2,299,050
NXP b.v. 7.503%, 10/15/13•	1,075	357,437
		2,656,487

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

FLEXIBLY MANAGED FUND

	Par (000)	Value†
CORPORATE BONDS — (continued)
Environmental Control — 0.0%
Allied Waste Industries, Inc. CONV 4.250%, 04/15/34	$146	$130,670
Allied Waste North America, Inc. 7.875%, 04/15/13	125	118,750
		249,420
Food — 0.1%
HJ Heinz Finance Co. 6.625%, 07/15/11	930	953,774
Forest Products & Paper — 0.1%
International Paper Co. 7.400%, 06/15/14	900	737,738
Healthcare Products — 1.2%
Henry Schein, Inc. CONV 3.000%, 08/15/34	7,768	7,670,900
Medtronic, Inc. CONV 1.500%, 04/15/11	4,242	3,945,060
		11,615,960
Healthcare Services — 0.4%
LifePoint Hospitals, Inc. CONV 3.250%, 08/15/25	5,003	3,595,906
Household Products & Wares — 0.1%
Fortune Brands, Inc. 5.125%, 01/15/11	930	893,271
Insurance — 0.7%
Marsh & McLennan Cos., Inc. 7.125%, 06/15/09	1,991	1,985,706
USF&G Corp. CONV 1.375%, 03/03/09+	4,784	4,718,220
		6,703,926
Lodging — 0.1%
Wynn Las Vegas LLC 6.625%, 12/01/14	1,735	1,309,925
Media — 1.9%
Cablevision Systems Corp. 8.334%, 04/01/09•	1,625	1,620,938
CSC Holdings, Inc. 7.625%, 04/01/11	3,625	3,416,562
Echostar DBS Corp. 6.625%, 10/01/14	650	542,750
Liberty Media LLC CONV 3.125%, 03/30/23	4,408	3,162,740
Time Warner, Inc. 2.405%, 11/13/09•	5,070	4,880,002
Viacom, Inc.
2.271%, 06/16/09•	1,860	1,824,935
5.750%, 04/30/11	3,286	2,984,306
		18,432,233

	Par (000)	Value†
Mining — 1.4%
Freeport-McMoRan Copper & Gold, Inc. 7.084%, 04/01/15•	$8,150	$5,379,000
Newmont Mining Corp. CONV
1.250%, 07/15/14	4,495	4,809,650
1.625%, 07/15/17	3,006	3,193,875
		13,382,525
Miscellaneous Manufacturing — 0.0%
Actuant Corp. CONV 2.000%, 11/15/23	272	273,700
Oil & Gas Services — 0.8%
Cameron International Corp., CONV 2.500%, 06/15/26	42	41,475
Oil States International, Inc. CONV 2.375%, 07/01/25	6,702	5,152,162
Schlumberger Ltd. CONV 2.125%, 06/01/23	1,810	2,251,188
		7,444,825
Pharmaceuticals — 0.7%
Allergan, Inc. CONV 1.500%, 04/01/26	1,766	1,768,208
Valeant Pharmaceuticals International CONV 4.000%, 11/15/13	4,764	4,120,860
Wyeth 6.950%, 03/15/11	930	968,487
		6,857,555
Pipelines — 0.4%
Dynegy Holdings, Inc. 7.500%, 06/01/15	1,200	840,000
Williams Cos., Inc. 8.125%, 03/15/12	2,800	2,579,500
		3,419,500
Real Estate Investment Trusts — 0.4%
General Growth Properties, Inc. CONV 144A @ 3.980%, 04/15/27	4,170	317,963
Host Hotels & Resorts LP CONV 144A @ 2.625%, 04/15/27	5,153	3,330,126
Kilroy Realty LP CONV 144A @ 3.250%, 04/15/12	557	362,050
		4,010,139
Retail — 0.8%
Group 1 Automotive, Inc. CONV STEP 2.250%, 06/15/36	7,957	3,441,402
Penske Auto Group, Inc.
7.750%, 12/15/16	2,125	988,125
3.500%, 04/01/26 CONV	5,006	2,797,103
		7,226,630
Semiconductors — 1.5%
Linear Technology Corp. CONV 3.000%, 05/01/27	11,765	8,514,919

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

FLEXIBLY MANAGED FUND

	Par (000)	Value†
CORPORATE BONDS — (continued)
Semiconductors — (continued)
Xilinx, Inc. CONV 3.125%, 03/15/37	$8,074	$5,480,227
		13,995,146
Telecommunications — 0.9%
American Tower Corp.
7.500%, 05/01/12	75	73,875
7.125%, 10/15/12	1,425	1,403,625
JDS Uniphase Corp. CONV 1.000%, 05/15/26	5,290	2,856,600
Lucent Technologies, Inc. CONV 2.875%, 06/15/25	5,059	2,358,758
Sprint Capital Corp.
8.375%, 03/15/12	2,650	2,120,000
6.900%, 05/01/19	300	213,000
		9,025,858
TOTAL CORPORATE BONDS (Cost $166,880,168)		132,937,535
LOAN AGREEMENTS — 6.5%
Biotechnology — 0.1%
Invitrogen Corp.^‡ 5.250%, 06/11/15	748	699,497
Engineering & Construction — 1.2%
CSC Holdings, Inc.^‡
2.195%, 02/24/12	1,460	1,271,554
1.750%-2.945%, 05/02/14	12,455	10,581,762
		11,853,316
Entertainment — 0.1%
Cedar Fair LP^‡ 3.436%, 08/30/12	742	472,811
Food — 1.2%
Wm. Wrigley Jr. Co.^‡ 3.500%-7.750%, 07/17/14	11,750	11,221,250
Forest Products & Paper — 1.3%
Georgia-Pacific Corp.^‡
2.581%-5.762%, 12/20/10	885	780,319
2.000%-5.762%, 12/20/12	13,972	11,422,096
		12,202,415
Healthcare Products — 0.6%
Advanced Medical Optics, Inc.^‡ 1.750%-4.863%, 04/02/14	3,491	2,205,318
Boston Scientific Corp.^‡ 2.411%-4.476%, 04/21/11	3,358	2,898,823
Fresenius SE^‡ 6.750%, 08/20/14	750	681,248
		5,785,389
Healthcare Services — 0.3%
HCA, Inc.^‡ 5.762%, 11/18/12	3,687	3,099,040

	Number of Shares	Value†
Lodging — 0.3%
MGM Mirage^‡ 2.011%-5.135%, 10/03/11	$5,750	$3,105,000
Media — 1.4%
DIRECTV Holdings LLC^‡ 2.250%-5.250%, 04/13/13	2,738	2,439,200
Discovery Communications^‡ 2.000%-5.762%, 05/14/14	2,494	2,057,278
Lamar Media Corp.^‡ 2.938%, 03/31/14	750	637,500
The Weather Channel, Inc.^‡ 7.250%, 10/15/15	9,227	8,150,376
		13,284,354
TOTAL LOAN AGREEMENTS (Cost $67,367,481)		61,723,072
	Number of Contracts
PURCHASED OPTIONS — 0.0%
Call Options — 0.0%
Automatic Data Processing, Inc., $50, 01/16/10*	43	7,740
Danaher Corp., $80, 01/16/10*	46	10,120
International Paper Co., $35, 01/16/10*	47	470
Johnson & Johnson, $65, 01/16/10*	141	57,810
Johnson & Johnson, $70, 01/16/10*	87	22,098
Northrop Grumman Corp., $80, 01/16/10*	17	425
Wellpoint, Inc., $50, 01/16/10*	144	79,200
Wellpoint, Inc., $55, 01/17/09*	576	5,760
TOTAL PURCHASED OPTIONS (Cost $549,893)		183,623
	Number of Shares
SHORT-TERM INVESTMENTS — 9.6%
T. Rowe Price Reserve Investment Fund
(Cost $91,708,221)	91,708,221	91,708,221
	Number of Contracts
WRITTEN OPTIONS — (0.2)%
Call Options — (0.2)%
3M Co., $90, 01/17/09*	(422)	(2,110)
Aon Corp., $50, 01/17/09*	(1,531)	(22,965)
AT&T, Inc., $30, 01/16/10*	(115)	(38,525)
AT&T, Inc., $30, 01/16/10*	(795)	(278,250)
AT&T, Inc., $42.5, 01/17/09*	(902)	(902)
AT&T, Inc., $45, 01/17/09*	(902)	(3,608)
Baxter International, Inc., $70, 01/17/09*	(587)	(2,935)
Baxter International, Inc., $75, 02/21/09*	(486)	(2,430)
Cardinal Health, Inc., $60, 01/17/09*	(338)	(1,690)
Danaher Corp., $90, 01/17/09*	(521)	(2,605)
Dell, Inc., $27.5, 01/17/09*	(1,295)	(1,295)
Exxon Mobil Corp., $80, 01/16/10*	(630)	(771,750)
Exxon Mobil Corp., $85, 01/16/10*	(588)	(596,232)

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

FLEXIBLY MANAGED FUND

	Number of Contracts	Value†
WRITTEN OPTIONS — (continued)
Call Options — (continued)
Fortune Brands, Inc., $65, 01/17/09*	(567)	$(2,835)
Kohl's Corp., $55, 01/17/09*	(757)	(3,785)
Lowe's Cos., Inc., $27.5, 01/17/09*	(1,418)	(4,254)
PG&E Corp., $40, 03/21/09*	(575)	(120,750)
TJX Cos., Inc., $35, 01/17/09*	(1,017)	(14,238)
TJX Cos., Inc., $40, 01/17/09*	(351)	(1,755)
Wal-Mart Stores, Inc., $55, 01/17/09*	(683)	(143,430)
Wal-Mart Stores, Inc., $60, 01/17/09*	(683)	(15,026)
Wyeth, $50, 01/17/09*	(766)	(3,830)
Xilinx, Inc., $30, 01/17/09*	(1,266)	(6,330)
TOTAL WRITTEN OPTIONS (Premiums $(4,572,168))		(2,041,530)
TOTAL INVESTMENTS — 100.0% (Cost $1,139,049,959)		$954,039,993

†  See Security Valuation Note.

*  Non-income producing security.

+  Effective Yield. For those bonds that become coupon paying at a future date, the interest rate disclosed represents that annualized effective yield from the date of acquisition to maturity.

^  Illiquid security. The total market value of illiquid securities at December 31, 2008 is $61,723,072.

•  Variable Rate Security.

~  Fair valued security. The total market value of fair valued securities at December 31, 2008 is $9,674,676.

@  Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other "accredited investors". Unless otherwise indicated, the security is considered liquid.

‡  Loan Agreements in which the Fund invests generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the Prime Rate offered by one or more major U.S. banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate ("LIBOR") or (iii) the Certificate of Deposit rate. Rate shown represents the actual rate at December 31, 2008. Loan Agreements, while exempt from registration under the Security Act of 1933, as amended (the "1933 Act"), contain certain restrictions on resale and cannot be sold publicly. Floating rate Loan Agreements often require repayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturity shown.

ADR — American Depository Receipt.

CONV — Convertible Security.

LLC — Limited Liability Company.

LP — Limited Partnership.

Plc — Public Limited Company.

STEP — Step Coupon Bond.

Summary of inputs used to value the Fund's net assets as of December 31, 2008 is as follows (See Security Valuation Note):

Valuation Inputs	Investments in Securities (Market Value)	Other Financial Instruments (Options)
Level 1 — Quoted Prices	$717,349,773	$(690,859)
Level 2 — Other Significant Observable Inputs	238,548,127	(1,167,048)
Level 3 — Significant Unobservable Inputs	—	—
Total	$955,897,900	$(1,857,907)

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

LARGE GROWTH STOCK FUND

	Number of Shares	Value†
COMMON STOCKS — 96.9%
Aerospace & Defense — 0.2%
General Dynamics Corp.	3,400	$195,806
Apparel — 0.9%
NIKE, Inc., Class B	15,000	765,000
Banks — 1.4%
Northern Trust Corp.	6,900	359,766
State Street Corp.	8,900	350,037
The Goldman Sachs Group, Inc.	5,800	489,462
		1,199,265
Beverages — 2.8%
PepsiCo, Inc.	31,500	1,725,255
The Coca-Cola Co.	16,800	760,536
		2,485,791
Biotechnology — 7.0%
Amgen, Inc.*	9,600	554,400
Celgene Corp.*	10,900	602,552
Genentech, Inc.*	23,800	1,973,258
Gilead Sciences, Inc.*	60,400	3,088,856
		6,219,066
Chemicals — 1.8%
Monsanto Co.	6,200	436,170
Praxair, Inc.	20,000	1,187,200
		1,623,370
Commercial Services — 3.6%
Automatic Data Processing, Inc.	32,700	1,286,418
Mastercard, Inc., Class A	100	14,293
McKesson Corp.	15,100	584,823
Moody's Corp.	21,500	431,935
The Western Union Co.	61,000	874,740
Visa, Inc., Class A	200	10,490
		3,202,699
Computers — 7.0%
Accenture Ltd., Class A	48,000	1,573,920
Apple, Inc.*	36,800	3,140,880
Dell, Inc.*	32,500	332,800
EMC Corp.*	32,300	338,181
Research In Motion Ltd.*	19,400	787,252
		6,173,033
Cosmetics & Personal Care — 1.7%
Procter & Gamble Co.	24,212	1,496,786
Diversified Financial Services — 1.1%
BlackRock, Inc.	2,900	389,035
Franklin Resources, Inc.	7,300	465,594
Redecard SA	12,200	134,451
		989,080
Electronics — 0.8%
Dolby Laboratories, Inc., Class A*	20,300	665,028
Food — 2.7%
Groupe Danone	14,816	895,179
Nestle SA	24,823	982,945

	Number of Shares	Value†
Food — (continued)
SYSCO Corp.	21,100	$484,034
		2,362,158
Healthcare Products — 7.2%
Alcon, Inc.	6,600	588,654
Baxter International, Inc.	12,200	653,798
Becton, Dickinson and Co.	13,400	916,426
Covidien Ltd.	24,950	904,188
DENTSPLY International, Inc.	11,400	321,936
Intuitive Surgical, Inc.*	1,600	203,184
Medtronic, Inc.	48,100	1,511,302
St. Jude Medical, Inc.*	18,800	619,648
Stryker Corp.	15,400	615,230
		6,334,366
Healthcare Services — 3.0%
Aetna, Inc.	30,200	860,700
Humana, Inc.*	5,600	208,768
WellPoint, Inc.*	37,900	1,596,727
		2,666,195
Internet — 9.5%
Amazon.com, Inc.*	57,700	2,958,856
Expedia, Inc.*	36,077	297,274
Google, Inc., Class A*	8,500	2,615,025
McAfee, Inc.*	20,100	694,857
priceline.com, Inc.*	4,800	353,520
TENCENT Holdings Ltd.	73,200	475,634
VeriSign, Inc.*	51,800	988,344
		8,383,510
Lodging — 0.0%
Wynn Resorts Ltd.*	500	21,130
Machinery — Diversified — 0.8%
Deere & Co.	18,200	697,424
Media — 2.8%
Shaw Communications, Inc., Class B	42,300	747,864
The McGraw-Hill Cos., Inc.	73,700	1,709,103
		2,456,967
Mining — 0.6%
BHP Billiton Ltd.	25,295	537,371
Miscellaneous Manufacturing — 3.5%
Danaher Corp.	54,500	3,085,245
Oil & Gas — 4.4%
Chevron Corp.	7,400	547,378
EOG Resources, Inc.	10,100	672,458
Exxon Mobil Corp.	24,500	1,955,835
Petroleo Brasileiro SA ADR	36,800	751,088
		3,926,759
Oil & Gas Services — 3.0%
Baker Hughes, Inc.	2,500	80,175
Cameron International Corp.*	16,400	336,200
Schlumberger Ltd.	40,500	1,714,365

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

LARGE GROWTH STOCK FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Oil & Gas Services — (continued)
Smith International, Inc.	22,100	$505,869
		2,636,609
Pharmaceuticals — 8.0%
Allergan, Inc.	27,200	1,096,704
Elan Corp. Plc ADR*	45,000	270,000
Express Scripts, Inc.*	20,700	1,138,086
Medco Health Solutions, Inc.*	59,100	2,476,881
Novo Nordisk A/S, Class B	6,210	320,336
Teva Pharmaceutical Industries Ltd. ADR	9,900	421,443
Wyeth	37,000	1,387,870
		7,111,320
Retail — 4.1%
Costco Wholesale Corp.	21,100	1,107,750
CVS Caremark Corp.	30,179	867,345
TJX Cos., Inc.	21,100	434,027
Yum! Brands, Inc.	39,400	1,241,100
		3,650,222
Semiconductors — 1.4%
Broadcom Corp., Class A*	12,500	212,125
Intel Corp.	27,500	403,150
Marvell Technology Group Ltd.*	100,100	667,667
		1,282,942
Software — 5.4%
Adobe Systems, Inc.*	13,100	278,899
Autodesk, Inc.*	39,700	780,105
Electronic Arts, Inc.*	16,300	261,452
Fiserv, Inc.*	15,600	567,372
Microsoft Corp.	113,775	2,211,786
salesforce.com, Inc.*	20,100	643,401
		4,743,015
Telecommunications — 9.0%
American Tower Corp., Class A*	51,900	1,521,708
Cisco Systems, Inc.*	77,300	1,259,990
Crown Castle International Corp.*	77,900	1,369,482
Juniper Networks, Inc.*	36,600	640,866
Leap Wireless International, Inc.*	17,700	475,953
MetroPCS Communications, Inc.*	57,200	849,420
QUALCOMM, Inc.	51,900	1,859,577
		7,976,996
Toys, Games & Hobbies — 1.3%
Nintendo Co. Ltd.	2,900	1,108,240
Transportation — 1.9%
Expeditors International of Washington, Inc.	26,800	891,636
Union Pacific Corp.	3,500	167,300
United Parcel Service, Inc., Class B	11,600	639,856
		1,698,792
TOTAL COMMON STOCKS (Cost $112,957,375)		85,694,185

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 3.1%
BlackRock Liquidity Funds TempCash - Institutional Shares	102,086	$102,086
BlackRock Liquidity Funds TempFund - Institutional Shares	102,086	102,086
T. Rowe Price Reserve Investment Fund	2,516,837	2,516,837
TOTAL SHORT-TERM INVESTMENTS (Cost $2,721,009)		2,721,009
TOTAL INVESTMENTS — 100.0% (Cost $115,678,384)(a)		$88,415,194

†  See Security Valuation Note.

*  Non-income producing security.

ADR — American Depository Receipt.

Plc — Public Limited Company.

COMMON STOCKS COUNTRY DIVERSIFICATION	% of Market Value	Value†
United States	87.6%	$77,496,037
France	3.0%	2,609,544
Bermuda	2.5%	2,241,587
Switzerland	1.8%	1,571,599
Japan	1.3%	1,108,240
Brazil	1.0%	885,539
Other	2.8%	2,502,648
	100.0%	$88,415,194

Summary of inputs used to value the Fund's net assets as of December 31, 2008 is as follows (See Security Valuation Note):

Valuation Inputs	Investments in Securities (Market Value)
Level 1 — Quoted Prices	$84,095,489
Level 2 — Other Significant Observable Inputs	4,319,705
Level 3 — Significant Unobservable Inputs	—
Total	$88,415,194

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

LARGE CAP VALUE FUND

	Number of Shares	Value†
COMMON STOCKS — 94.0%
Aerospace & Defense — 1.6%
Goodrich Corp.	46,900	$1,736,238
Agriculture — 2.2%
Philip Morris International, Inc.	55,000	2,393,050
Auto Manufacturers — 1.8%
Navistar International Corp.*	90,900	1,943,442
Banks — 10.8%
Bank of America Corp.	129,850	1,828,288
Credit Suisse Group AG ADR	80,530	2,275,778
JPMorgan Chase & Co.	51,180	1,613,705
Julius Baer Holding AG	92,725	3,593,772
Morgan Stanley	136,720	2,192,989
		11,504,532
Beverages — 2.5%
Molson Coors Brewing Co., Class B	15,200	743,584
PepsiCo, Inc.	34,610	1,895,590
		2,639,174
Chemicals — 6.6%
Lubrizol Corp.	130,740	4,757,629
The Mosaic Co.	65,330	2,260,418
		7,018,047
Computers — 2.0%
Research In Motion Ltd.*	52,960	2,149,117
Diversified Financial Services — 2.8%
National Financial Partners Corp.	96,800	294,272
SLM Corp.*	307,000	2,732,300
		3,026,572
Electric — 8.0%
American Electric Power Co., Inc.	79,200	2,635,776
Exelon Corp.	43,720	2,431,269
PG&E Corp.	90,600	3,507,126
		8,574,171
Electronics — 0.9%
Thermo Fisher Scientific, Inc.*	27,090	922,956
Entertainment — 0.8%
Cinemark Holdings, Inc.	119,610	888,702
Food — 4.0%
Campbell Soup Co.	38,700	1,161,387
The Kroger Co.	116,000	3,063,560
		4,224,947
Healthcare Services — 5.0%
Aetna, Inc.	95,410	2,719,185
WellPoint, Inc.*	62,060	2,614,588
		5,333,773
Insurance — 4.7%
Assurant, Inc.	15,100	453,000
Everest Re Group Ltd.	59,920	4,562,309
		5,015,309

	Number of Shares	Value†
Media — 5.8%
Cablevision Systems Corp., Class A	31,100	$523,724
Liberty Global, Inc., Class C*	79,010	1,199,372
News Corp., Class A	329,014	2,990,737
Time Warner Cable, Inc., Class A*	69,250	1,485,413
		6,199,246
Miscellaneous Manufacturing — 4.3%
Siemens AG ADR	14,050	1,064,287
Tyco International Ltd.	165,610	3,577,176
		4,641,463
Oil & Gas — 11.6%
Chevron Corp.	72,500	5,362,825
Devon Energy Corp.	63,690	4,185,070
Petroleo Brasileiro S.A. ADR	139,350	2,844,133
		12,392,028
Pharmaceuticals — 8.9%
Abbott Laboratories	57,080	3,046,360
Schering-Plough Corp.	193,900	3,302,117
Wyeth	84,500	3,169,595
		9,518,072
Semiconductors — 1.2%
Lam Research Corp.*	20,640	439,219
Varian Semiconductor Equipment Associates, Inc.*	44,490	806,159
		1,245,378
Telecommunications — 6.8%
AT&T, Inc.	142,877	4,071,994
QUALCOMM, Inc.	87,450	3,133,334
		7,205,328
Transportation — 1.0%
United Parcel Service, Inc., Class B	18,820	1,038,111
Trucking and Leasing — 0.7%
Aircastle Ltd.	156,810	749,552
TOTAL COMMON STOCKS (Cost $123,949,327)		100,359,208
SHORT-TERM INVESTMENTS — 6.0%
BlackRock Liquidity Funds TempCash - Institutional Shares	3,204,182	3,204,182
BlackRock Liquidity Funds TempFund - Institutional Shares	3,204,181	3,204,181
TOTAL SHORT-TERM INVESTMENTS (Cost $6,408,363)		6,408,363
TOTAL INVESTMENTS — 100.0% (Cost $130,357,690)		$106,767,571

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

LARGE CAP VALUE FUND

†  See Security Valuation Note.

*  Non-income producing security.

ADR — American Depository Receipt.

Summary of inputs used to value the Fund's net assets as of December 31, 2008 is as follows (See Security Valuation Note):

Valuation Inputs	Investments in Securities (Market Value)
Level 1 — Quoted Prices	$103,173,799
Level 2 — Other Significant Observable Inputs	3,593,772
Level 3 — Significant Unobservable Inputs	—
Total	$106,767,571

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

LARGE CAP GROWTH FUND

	Number of Shares	Value†
COMMON STOCKS — 97.5%
Agriculture — 0.7%
Archer-Daniels-Midland Co.	3,880	$111,860
Banks — 3.4%
JPMorgan Chase & Co.	9,510	299,850
Wells Fargo & Co.	9,730	286,841
		586,691
Beverages — 3.3%
PepsiCo, Inc.	10,360	567,417
Biotechnology — 7.3%
Genentech, Inc.*	2,460	203,959
Genzyme Corp.*	3,620	240,259
Gilead Sciences, Inc.*	13,260	678,117
Myriad Genetics, Inc.*	2,040	135,170
		1,257,505
Chemicals — 2.6%
Monsanto Co.	4,598	323,469
The Sherwin-Williams Co.	2,110	126,073
		449,542
Commercial Services — 3.3%
Apollo Group, Inc., Class A*	1,310	100,372
Robert Half International, Inc.	7,440	154,901
The Western Union Co.	3,570	51,194
Visa, Inc., Class A	5,040	264,348
		570,815
Computers — 5.1%
Apple, Inc.*	4,889	417,276
Hewlett-Packard Co.	9,960	361,449
SanDisk Corp.*	10,730	103,008
		881,733
Cosmetics & Personal Care — 0.3%
Colgate-Palmolive Co.	840	57,574
Diversified Financial Services — 6.0%
BlackRock, Inc.	3,250	435,987
T. Rowe Price Group, Inc.	8,740	309,746
The Charles Schwab Corp.	17,520	283,298
		1,029,031
Energy — Alternate Sources — 1.1%
First Solar, Inc.*	1,350	186,246
Food — 1.7%
SYSCO Corp.	5,130	117,682
The Kroger Co.	6,410	169,288
		286,970
Healthcare Products — 4.2%
Baxter International, Inc.	8,854	474,486
Covidien Ltd.	4,330	156,919
Intuitive Surgical, Inc.*	740	93,973
		725,378

	Number of Shares	Value†
Healthcare Services — 1.7%
DaVita, Inc.*	3,210	$159,120
UnitedHealth Group, Inc.	4,940	131,404
		290,524
Home Builders — 2.4%
NVR, Inc.*	450	205,312
Pulte Homes, Inc.	18,630	203,626
		408,938
Household Products & Wares — 2.4%
Clorox Co.	2,780	154,457
Kimberly-Clark Corp.	5,030	265,282
		419,739
Insurance — 1.7%
Marsh & McLennan Cos., Inc.	12,330	299,249
Internet — 4.2%
F5 Networks, Inc.*	5,560	127,102
Google, Inc., Class A*	1,928	593,149
		720,251
Lodging — 0.4%
Wynn Resorts Ltd.*	1,780	75,223
Media — 3.4%
Cablevision Systems Corp., Class A	11,480	193,323
Comcast Corp., Class A	22,650	382,332
		575,655
Mining — 0.9%
BHP Billiton Ltd. ADR	3,720	159,588
Miscellaneous Manufacturing — 3.5%
General Electric Co.	19,000	307,800
Siemens AG ADR	3,950	299,212
		607,012
Oil & Gas — 7.4%
Occidental Petroleum Corp.	3,860	231,562
PetroHawk Energy Corp.*	12,010	187,716
Southwestern Energy Co.*	12,470	361,256
Transocean, Inc.*	6,360	300,510
Valero Energy Corp.	8,860	191,730
		1,272,774
Oil & Gas Services — 3.9%
Cameron International Corp.*	11,708	240,014
Schlumberger Ltd.	10,326	437,100
		677,114
Pharmaceuticals — 1.0%
Express Scripts, Inc.*	3,180	174,836
Pipelines — 1.2%
Enbridge, Inc.	6,560	213,003

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

LARGE CAP GROWTH FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Retail — 8.2%
Costco Wholesale Corp.	2,850	$149,625
CVS Caremark Corp.	12,922	371,378
Guess?, Inc.	5,734	88,017
Kohl's Corp.*	6,040	218,648
Lowe's Cos., Inc.	8,740	188,085
Staples, Inc.	10,930	195,866
Urban Outfitters, Inc.*	5,030	75,349
Yum! Brands, Inc.	4,140	130,410
		1,417,378
Semiconductors — 6.5%
Applied Materials, Inc.	25,100	254,263
Broadcom Corp., Class A*	10,240	173,773
Intel Corp.	32,060	470,000
Lam Research Corp.*	10,180	216,630
		1,114,666
Software — 0.6%
Adobe Systems, Inc.*	4,580	97,508
Telecommunications — 6.2%
China Mobile Ltd. ADR	6,150	312,727
MetroPCS Communications, Inc.*	17,270	256,460
QUALCOMM, Inc.	14,115	505,740
		1,074,927
Transportation — 2.1%
Union Pacific Corp.	4,599	219,832
United Parcel Service, Inc., Class B	2,580	142,313
		362,145
Water — 0.8%
Aqua America, Inc.	6,720	138,365
TOTAL COMMON STOCKS (Cost $21,255,382)		16,809,657
SHORT-TERM INVESTMENTS — 2.5%
BlackRock Liquidity Funds TempCash - Institutional Shares	216,357	216,357
BlackRock Liquidity Funds TempFund - Institutional Shares	216,357	216,357
TOTAL SHORT-TERM INVESTMENTS (Cost $432,714)		432,714
TOTAL INVESTMENTS — 100.0% (Cost $21,688,096)		$17,242,371

†  See Security Valuation Note.

*  Non-income producing security.

ADR — American Depository Receipt.

Summary of inputs used to value the Fund's net assets as of December 31, 2008 is as follows (See Security Valuation Note):

Valuation Inputs	Investments in Securities (Market Value)
Level 1 — Quoted Prices	$17,242,371
Level 2 — Other Significant Observable Inputs	—
Level 3 — Significant Unobservable Inputs	—
Total	$17,242,371

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

INDEX 500 FUND

	Number of Shares	Value†
COMMON STOCKS — 97.7%
Advertising — 0.1%
Interpublic Group of Cos., Inc.*	9,234	$36,567
Omnicom Group, Inc.	7,667	206,395
		242,962
Aerospace & Defense — 2.4%
Boeing Co.	17,903	763,921
General Dynamics Corp.	9,497	546,932
Goodrich Corp.	3,147	116,502
L-3 Communications Holdings, Inc.	2,900	213,962
Lockheed Martin Corp.	7,909	664,989
Northrop Grumman Corp.	8,092	364,464
Raytheon Co.	9,976	509,175
Rockwell Collins, Inc.	3,945	154,210
United Technologies Corp.	23,042	1,235,051
		4,569,206
Agriculture — 2.1%
Altria Group, Inc.	49,878	751,163
Archer-Daniels-Midland Co.	15,599	449,719
Lorillard, Inc.	4,203	236,839
Philip Morris International, Inc.	48,871	2,126,377
Reynolds American, Inc.	4,151	167,327
UST, Inc.	3,592	249,213
		3,980,638
Airlines — 0.1%
Southwest Airlines Co.	17,817	153,583
Apparel — 0.4%
Coach, Inc.*	8,277	171,913
Jones Apparel Group, Inc.	1,694	9,927
NIKE, Inc., Class B	9,523	485,673
Polo Ralph Lauren Corp.	1,428	64,846
V.F. Corp.	2,108	115,455
		847,814
Auto Manufacturers — 0.2%
Ford Motor Co.*	54,967	125,875
General Motors Corp.	11,077	35,446
PACCAR, Inc.	8,744	250,078
		411,399
Auto Parts & Equipment — 0.2%
Johnson Controls, Inc.	14,311	259,888
The Goodyear Tire & Rubber Co.*	4,706	28,095
		287,983
Banks — 7.5%
Bank of America Corp.	120,903	1,702,314
BB&T Corp.	13,199	362,445
Capital One Financial Corp.	9,041	288,317
Citigroup, Inc.	131,522	882,513
Comerica, Inc.	3,844	76,303
Fifth Third Bancorp	14,046	116,020
First Horizon National Corp.	5,363	56,683
Huntington Bancshares, Inc.	9,465	72,502
JPMorgan Chase & Co.	90,164	2,842,871

	Number of Shares	Value†
Banks — (continued)
KeyCorp	12,199	$103,935
M&T Bank Corp.	1,908	109,538
Marshall & Ilsley Corp.	6,371	86,900
Morgan Stanley	26,563	426,070
National City Corp.	46,376	83,941
Northern Trust Corp.	5,447	284,007
PNC Financial Services Group, Inc.	8,266	405,034
Regions Financial Corp.	16,894	134,476
State Street Corp.	10,347	406,947
SunTrust Banks, Inc.	8,488	250,736
The Bank of New York Mellon Corp.	27,780	787,007
The Goldman Sachs Group, Inc.	10,523	888,036
U.S. Bancorp	42,356	1,059,324
Wachovia Corp.	52,827	292,662
Wells Fargo & Co.	91,520	2,698,010
Zions Bancorporation	2,904	71,177
		14,487,768
Beverages — 2.5%
Brown-Forman Corp., Class B	2,462	126,768
Coca-Cola Enterprises, Inc.	7,928	95,374
Constellation Brands, Inc., Class A*	5,023	79,213
Dr. Pepper Snapple Group, Inc.*	6,000	97,500
Molson Coors Brewing Co., Class B	3,738	182,863
PepsiCo, Inc.	37,733	2,066,636
The Coca-Cola Co.	47,685	2,158,700
The Pepsi Bottling Group, Inc.	3,548	79,866
		4,886,920
Biotechnology — 2.2%
Amgen, Inc.*	25,501	1,472,683
Biogen Idec, Inc.*	7,133	339,745
Celgene Corp.*	11,028	609,628
Genzyme Corp.*	6,430	426,759
Gilead Sciences, Inc.*	22,249	1,137,814
Life Technologies Corp.*	3,959	92,284
Millipore Corp.*	1,277	65,791
		4,144,704
Building Materials — 0.1%
Masco Corp.	8,877	98,801
Chemicals — 1.8%
Air Products & Chemicals, Inc.	5,221	262,460
CF Industries Holdings, Inc.	1,500	73,740
E.I. du Pont de Nemours & Co.	21,523	544,532
Eastman Chemical Co.	1,491	47,280
Ecolab, Inc.	4,333	152,305
International Flavors & Fragrances, Inc.	1,575	46,809
Monsanto Co.	13,137	924,188
PPG Industries, Inc.	4,010	170,144
Praxair, Inc.	7,526	446,743
Rohm & Haas Co.	3,054	188,707
Sigma-Aldrich Corp.	2,822	119,201
The Dow Chemical Co.	22,104	333,549
The Sherwin-Williams Co.	2,434	145,431
		3,455,089

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

INDEX 500 FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Coal — 0.2%
Consol Energy, Inc.	4,476	$127,924
Massey Energy Co.	1,574	21,706
Peabody Energy Corp.	6,612	150,423
		300,053
Commercial Services — 1.2%
Apollo Group, Inc., Class A*	2,443	187,183
Automatic Data Processing, Inc.	12,143	477,706
Convergys Corp.*	2,417	15,493
Donnelley (R.R.) & Sons Co.	5,353	72,694
Equifax, Inc.	3,334	88,418
H&R Block, Inc.	8,066	183,259
Mastercard, Inc., Class A	1,725	246,554
McKesson Corp.	6,625	256,586
Monster Worldwide, Inc.*	2,431	29,391
Moody's Corp.	5,073	101,916
Paychex, Inc.	7,775	204,327
Robert Half International, Inc.	4,007	83,426
The Western Union Co.	17,878	256,370
Total System Services, Inc.	5,077	71,078
		2,274,401
Computers — 4.3%
Affiliated Computer Services, Inc., Class A*	2,485	114,186
Apple, Inc.*	21,350	1,822,222
Cognizant Technology Solutions Corp., Class A*	7,152	129,165
Computer Sciences Corp.*	3,757	132,021
Dell, Inc.*	42,442	434,606
EMC Corp.*	49,548	518,768
Hewlett-Packard Co.	59,054	2,143,070
International Business Machines Corp.	32,473	2,732,928
Lexmark International, Inc., Class A*	1,721	46,295
NetApp, Inc.*	8,221	114,847
SanDisk Corp.*	4,397	42,211
Sun Microsystems, Inc.*	19,196	73,329
Teradata Corp.*	4,616	68,455
		8,372,103
Cosmetics & Personal Care — 2.9%
Avon Products, Inc.	10,250	246,307
Colgate-Palmolive Co.	12,235	838,587
Procter & Gamble Co.	71,953	4,448,134
The Estee Lauder Cos., Inc., Class A	2,937	90,930
		5,623,958
Distribution & Wholesale — 0.2%
Fastenal Co.	3,200	111,520
Genuine Parts Co.	4,005	151,629
Grainger (W.W.), Inc.	1,472	116,053
		379,202
Diversified Financial Services — 1.6%
American Express Co.	27,665	513,186
Ameriprise Financial, Inc.	5,346	124,883
CIT Group, Inc.	5,529	25,102
CME Group, Inc.	1,612	335,473
Discover Financial Services	11,778	112,244

	Number of Shares	Value†
Diversified Financial Services — (continued)
E*TRADE Financial Corp.*	10,512	$12,089
Federated Investors, Inc., Class B	1,695	28,747
Franklin Resources, Inc.	3,652	232,924
IntercontinentalExchange, Inc.*	1,680	138,499
Invesco Ltd.	9,467	136,703
Janus Capital Group, Inc.	2,866	23,014
Legg Mason, Inc.	3,461	75,830
Merrill Lynch & Co., Inc.	38,665	450,061
NYSE Euronext	6,585	180,297
SLM Corp.*	11,534	102,653
T. Rowe Price Group, Inc.	6,381	226,143
The Charles Schwab Corp.	22,769	368,175
The Nasdaq Omx Group, Inc.*	3,100	76,601
		3,162,624
Electric — 3.8%
Allegheny Energy, Inc.	4,187	141,772
Ameren Corp.	5,098	169,559
American Electric Power Co., Inc.	9,857	328,041
CMS Energy Corp.	5,807	58,709
Consolidated Edison, Inc.	6,434	250,476
Constellation Energy Group, Inc.	4,490	112,654
Dominion Resources, Inc.	14,109	505,667
DTE Energy Co.	3,992	142,395
Duke Energy Corp.	30,743	461,452
Dynegy, Inc., Class A*	9,721	19,442
Edison International	7,874	252,913
Entergy Corp.	4,647	386,305
Exelon Corp.	15,735	875,023
FirstEnergy Corp.	7,264	352,885
FPL Group, Inc.	9,785	492,479
Integrys Energy Group, Inc.	1,995	85,745
Pepco Holdings, Inc.	5,540	98,390
PG&E Corp.	8,790	340,261
Pinnacle West Capital Corp.	2,569	82,542
PPL Corp.	8,998	276,149
Progress Energy, Inc.	6,313	251,573
Public Service Enterprise Group, Inc.	12,249	357,303
Scana Corp.	2,800	99,680
Southern Co.	18,411	681,207
TECO Energy, Inc.	5,423	66,974
The AES Corp.*	16,444	135,499
Wisconsin Energy Corp.	2,700	113,346
Xcel Energy, Inc.	10,930	202,751
		7,341,192
Electrical Components & Equipment — 0.4%
Emerson Electric Co.	18,476	676,407
Molex, Inc.	2,723	39,456
		715,863
Electronics — 0.5%
Agilent Technologies, Inc.*	8,645	135,121
Amphenol Corp., Class A	3,900	93,522
FLIR Systems, Inc.*	3,300	101,244
Jabil Circuit, Inc.	4,092	27,621
PerkinElmer, Inc.	3,116	43,343

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

INDEX 500 FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Electronics — (continued)
Thermo Fisher Scientific, Inc.*	10,182	$346,901
Tyco Electronics Ltd.	11,453	185,653
Waters Corp.*	2,258	82,756
		1,016,161
Engineering & Construction — 0.2%
Fluor Corp.	4,370	196,082
Jacobs Engineering Group, Inc.*	2,983	143,482
		339,564
Entertainment — 0.0%
International Game Technology, Inc.	7,957	94,609
Environmental Control — 0.4%
Republic Services, Inc.	7,914	196,188
Stericycle, Inc.*	2,000	104,160
Waste Management, Inc.	11,800	391,052
		691,400
Food — 2.1%
Campbell Soup Co.	5,216	156,532
ConAgra Foods, Inc.	11,202	184,833
Dean Foods Co.*	3,972	71,377
General Mills, Inc.	8,055	489,341
Heinz (H.J.) Co.	7,666	288,242
Kellogg Co.	6,166	270,379
Kraft Foods, Inc., Class A	35,463	952,182
McCormick & Co., Inc.	3,308	105,393
Safeway, Inc.	10,570	251,249
Sara Lee Corp.	17,219	168,574
SUPERVALU, Inc.	5,553	81,074
SYSCO Corp.	14,452	331,529
The Hershey Co.	4,087	141,982
The J.M. Smucker Co.	2,834	122,882
The Kroger Co.	15,745	415,825
Tyson Foods, Inc., Class A	5,349	46,857
Whole Foods Market, Inc.	2,743	25,894
		4,104,145
Forest Products & Paper — 0.2%
International Paper Co.	10,367	122,331
MeadWestvaco Corp.	3,399	38,035
Weyerhaeuser Co.	4,833	147,938
		308,304
Gas — 0.3%
Centerpoint Energy, Inc.	8,722	110,072
Equitable Resources, Inc.	3,100	104,005
Nicor, Inc.	883	30,675
NiSource, Inc.	7,065	77,503
Sempra Energy	5,798	247,169
		569,424
Hand & Machine Tools — 0.1%
Black & Decker Corp.	1,496	62,548
Snap-On, Inc.	1,128	44,421
The Stanley Works	2,033	69,325
		176,294

	Number of Shares	Value†
Healthcare Products — 4.3%
Bard (C.R.), Inc.	2,442	$205,763
Baxter International, Inc.	15,175	813,228
Becton, Dickinson and Co.	5,775	394,952
Boston Scientific Corp.*	36,048	279,012
Covidien Ltd.	11,974	433,938
DENTSPLY International, Inc.	3,400	96,016
Hospira, Inc.*	3,912	104,920
Intuitive Surgical, Inc.*	957	121,529
Johnson & Johnson	67,141	4,017,046
Medtronic, Inc.	27,273	856,918
Patterson Cos., Inc.*	2,374	44,513
St. Jude Medical, Inc.*	8,230	271,261
Stryker Corp.	6,073	242,616
Varian Medical Systems, Inc.*	3,057	107,117
Zimmer Holdings, Inc.*	5,429	219,440
		8,208,269
Healthcare Services — 1.3%
Aetna, Inc.	11,585	330,172
CIGNA Corp.	6,694	112,794
Coventry Health Care, Inc.*	2,967	44,149
DaVita, Inc.*	2,649	131,311
Humana, Inc.*	4,110	153,221
Laboratory Corp. of America Holdings*	2,777	178,867
Quest Diagnostics, Inc.	3,887	201,774
Tenet Healthcare Corp.*	9,374	10,780
UnitedHealth Group, Inc.	29,541	785,791
WellPoint, Inc.*	12,195	513,775
		2,462,634
Home Builders — 0.1%
Centex Corp.	2,416	25,706
Horton (D.R.), Inc.	5,376	38,008
KB Home	1,507	20,525
Lennar Corp., Class A	2,736	23,721
Pulte Homes, Inc.	4,179	45,677
		153,637
Home Furnishings — 0.0%
Harman International Industries, Inc.	1,138	19,039
Whirlpool Corp.	1,669	69,013
		88,052
Household Products & Wares — 0.5%
Avery Dennison Corp.	2,783	91,088
Clorox Co.	3,397	188,737
Fortune Brands, Inc.	3,707	153,025
Kimberly-Clark Corp.	10,087	531,988
		964,838
Housewares — 0.0%
Newell Rubbermaid, Inc.	7,117	69,604
Insurance — 2.6%
AFLAC, Inc.	11,400	522,576
American International Group, Inc.	65,709	103,163
AON Corp.	6,544	298,930
Assurant, Inc.	2,373	71,190

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

INDEX 500 FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Insurance — (continued)
Chubb Corp.	8,651	$441,201
Cincinnati Financial Corp.	4,092	118,955
Genworth Financial, Inc., Class A	8,469	23,967
Hartford Financial Services Group, Inc.	7,257	119,160
Lincoln National Corp.	6,173	116,299
Loews Corp.	8,684	245,323
Marsh & McLennan Cos., Inc.	12,309	298,739
MBIA, Inc.*	4,152	16,899
MetLife, Inc.	19,185	668,789
Principal Financial Group, Inc.	6,265	141,401
Prudential Financial, Inc.	10,230	309,560
The Allsate Corp.	12,976	425,094
The Progressive Corp.	16,356	242,232
The Travelers Cos., Inc.	14,131	638,721
Torchmark Corp.	2,257	100,888
Unum Group	8,476	157,654
XL Capital Ltd., Class A	7,749	28,671
		5,089,412
Internet — 1.8%
Akamai Technologies, Inc.*	4,391	66,260
Amazon.com, Inc.*	7,647	392,138
eBay, Inc.*	26,628	371,727
Expedia, Inc.*	4,088	33,685
Google, Inc., Class A*	5,747	1,768,064
McAfee, Inc.*	3,600	124,452
Symantec Corp.*	20,238	273,618
VeriSign, Inc.*	4,909	93,664
Yahoo!, Inc.*	33,220	405,284
		3,528,892
Investment Companies — 0.0%
American Capital Ltd.	3,969	12,860
Iron & Steel — 0.3%
AK Steel Holding Corp..	2,192	20,429
Allegheny Technologies, Inc.	1,978	50,498
Nucor Corp.	7,635	352,737
United States Steel Corp.	2,603	96,832
		520,496
Leisure Time — 0.2%
Carnival Corp.	10,545	256,455
Harley-Davidson, Inc.	5,728	97,204
		353,659
Lodging — 0.2%
Marriott International, Inc., Class A	7,279	141,576
Starwood Hotels & Resorts Worldwide, Inc.	4,852	86,851
Wyndham Worldwide Corp.	3,460	22,663
Wynn Resorts Ltd.*	1,300	54,938
		306,028
Machinery — Construction & Mining — 0.3%
Caterpillar, Inc.	14,528	648,966

	Number of Shares	Value†
Machinery — Diversified — 0.4%
Cummins, Inc.	4,574	$122,263
Deere & Co.	10,232	392,090
Flowserve Corp.	1,300	66,950
Rockwell Automation, Inc.	3,671	118,353
The Manitowoc Co., Inc.	2,543	22,023
		721,679
Media — 2.4%
CBS Corp., Class B	16,525	135,340
Comcast Corp., Class A	70,534	1,190,614
Gannett Co., Inc.	4,474	35,792
Meredith Corp.	724	12,395
News Corp., Class A	54,960	499,587
Scripps Networks Interactive, Inc., Class A	2,356	51,832
The DIRECTV Group, Inc.*	12,900	295,539
The McGraw-Hill Cos., Inc.	7,686	178,238
The New York Times Co., Class A	2,813	20,619
The Walt Disney Co.	44,877	1,018,259
The Washington Post Co., Class B	113	44,098
Time Warner, Inc.	85,614	861,277
Viacom, Inc., Class B*	14,981	285,538
		4,629,128
Metal Fabricate/Hardware — 0.1%
Precision Castparts Corp.	3,425	203,719
Mining — 0.6%
Alcoa, Inc.	19,548	220,110
Freeport-McMoRan Copper & Gold, Inc.	9,198	224,799
Newmont Mining Corp.	10,983	447,008
Titanium Metals Corp.	1,912	16,845
Vulcan Materials Co.	2,641	183,761
		1,092,523
Miscellaneous Manufacturing — 4.1%
3M Co.	16,880	971,275
Cooper Industries Ltd., Class A	4,304	125,806
Danaher Corp.	6,084	344,415
Dover Corp.	4,605	151,597
Eastman Kodak Co.	5,639	37,105
Eaton Corp.	4,020	199,834
General Electric Co.	253,625	4,108,725
Honeywell International, Inc.	17,808	584,637
Illinois Tool Works, Inc.	9,773	342,544
Ingersoll-Rand Co., Class A	7,718	133,907
ITT Corp.	4,454	204,839
Leggett & Platt, Inc.	3,254	49,428
Pall Corp.	3,145	89,412
Parker Hannifin Corp.	4,081	173,606
Textron, Inc.	6,076	84,274
Tyco International Ltd.	11,435	246,996
		7,848,400
Office & Business Equipment — 0.2%
Pitney Bowes, Inc.	5,161	131,502
Xerox Corp.	21,192	168,900
		300,402

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

INDEX 500 FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Oil & Gas — 11.4%
Anadarko Petroleum Corp.	11,259	$434,034
Apache Corp.	8,127	605,705
Cabot Oil & Gas Corp.	2,622	68,172
Chesapeake Energy Corp.	12,510	202,287
Chevron Corp.	49,070	3,629,708
ConocoPhillips	35,980	1,863,764
Devon Energy Corp.	10,529	691,861
ENSCO International, Inc.	3,524	100,046
EOG Resources, Inc.	5,958	396,684
Exxon Mobil Corp.	122,782	9,801,687
Hess Corp.	6,797	364,591
Marathon Oil Corp.	16,851	461,043
Murphy Oil Corp.	4,617	204,764
Nabors Industries Ltd.*	6,908	82,689
Noble Corp.	6,558	144,866
Noble Energy, Inc.	4,169	205,198
Occidental Petroleum Corp.	19,758	1,185,282
Pioneer Natural Resources Co.	2,900	46,922
Questar Corp.	4,290	140,240
Range Resources Corp.	3,823	131,473
Rowan Cos., Inc.	2,203	35,028
Southwestern Energy Co.*	8,290	240,161
Sunoco, Inc.	2,986	129,772
Tesoro Corp.	2,694	35,480
Valero Energy Corp.	12,540	271,366
XTO Energy, Inc.	13,902	490,324
		21,963,147
Oil & Gas Services — 1.3%
Baker Hughes, Inc.	7,426	238,152
BJ Services Co.	7,250	84,607
Cameron International Corp.*	5,339	109,449
Halliburton Co.	20,969	381,216
National-Oilwell Varco, Inc.*	10,023	244,962
Schlumberger Ltd.	28,944	1,225,200
Smith International, Inc.	5,221	119,509
Weatherford International Ltd.*	16,396	177,405
		2,580,500
Packaging and Containers — 0.2%
Ball Corp.	2,513	104,516
Bemis Co., Inc.	2,549	60,360
Owens-Illinois, Inc.*	4,000	109,320
Pactiv Corp.*	3,358	83,547
Sealed Air Corp.	4,033	60,253
		417,996
Pharmaceuticals — 6.5%
Abbott Laboratories	37,496	2,001,161
Allergan, Inc.	7,416	299,013
AmerisourceBergen Corp.	3,650	130,159
Bristol-Myers Squibb Co.	47,333	1,100,492
Cardinal Health, Inc.	8,782	302,716
Cephalon, Inc.*	1,600	123,264
Eli Lilly & Co.	23,954	964,628
Express Scripts, Inc.*	5,913	325,097
Forest Laboratories, Inc.*	7,462	190,057
King Pharmaceuticals, Inc.*	6,325	67,171

	Number of Shares	Value†
Pharmaceuticals — (continued)
Medco Health Solutions, Inc.*	12,113	$507,656
Merck & Co., Inc.	51,699	1,571,650
Mylan, Inc.*	7,956	78,685
Pfizer, Inc.	162,869	2,884,410
Schering-Plough Corp.	38,925	662,893
Watson Pharmaceuticals, Inc.*	2,643	70,224
Wyeth	31,888	1,196,119
		12,475,395
Pipelines — 0.3%
El Paso Corp.	17,041	133,431
Spectra Energy Corp.	14,784	232,700
The Williams Cos., Inc.	13,934	201,764
		567,895
Real Estate — 0.0%
CB Richard Ellis Group, Inc., Class A*	3,401	14,692
Retail — 6.2%
Abercrombie & Fitch Co., Class A	1,700	39,219
AutoNation, Inc.*	2,619	25,876
Autozone, Inc.*	841	117,294
Bed Bath & Beyond, Inc.*	6,366	161,824
Best Buy Co., Inc.	8,168	229,602
Big Lots, Inc.*	1,597	23,141
Costco Wholesale Corp.	10,377	544,793
CVS Caremark Corp.	34,367	987,708
Darden Restaurants, Inc.	3,640	102,575
Family Dollar Stores, Inc.	3,533	92,105
GameStop Corp., Class A*	3,564	77,196
Home Depot, Inc.	40,604	934,704
J.C. Penney Co., Inc.	5,444	107,247
Kohl's Corp.*	7,301	264,296
Limited Brands, Inc.	5,860	58,834
Lowe's Cos., Inc.	35,540	764,821
Macy's, Inc.	10,327	106,884
McDonald's Corp.	26,978	1,677,762
Nordstrom, Inc.	3,437	45,746
Office Depot, Inc.*	5,343	15,922
Radioshack Corp.	2,567	30,650
Sears Holding Corp.*	1,369	53,213
Staples, Inc.	17,137	307,095
Starbucks Corp.*	17,744	167,858
Target Corp.	18,332	633,004
The Gap, Inc.	11,482	153,744
Tiffany & Co.	3,164	74,765
TJX Cos., Inc.	10,109	207,942
Wal-Mart Stores, Inc.	53,826	3,017,486
Walgreen Co.	23,679	584,161
Yum! Brands, Inc.	11,269	354,974
		11,962,441
Savings & Loans — 0.2%
Hudson City Bancorp, Inc.	12,657	202,006
People's United Financial, Inc.	8,100	144,423
Sovereign Bancorp, Inc.*	13,674	40,748
		387,177

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

INDEX 500 FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Semiconductors — 2.1%
Advanced Micro Devices, Inc.*	11,868	$25,635
Altera Corp.	7,465	124,740
Analog Devices, Inc.	7,076	134,585
Applied Materials, Inc.	32,221	326,399
Broadcom Corp., Class A*	10,751	182,444
Intel Corp.	135,575	1,987,529
KLA-Tencor Corp.	4,327	94,285
Linear Technology Corp.	5,441	120,355
LSI Corp.*	12,472	41,033
MEMC Electronic Materials, Inc.*	5,556	79,340
Microchip Technology, Inc.	4,718	92,143
Micron Technology, Inc.*	14,886	39,299
National Semiconductor Corp.	4,223	42,526
Novellus Systems, Inc.*	1,953	24,100
NVIDIA Corp.*	13,754	110,995
QLogic Corp.*	2,593	34,850
Teradyne, Inc.*	3,357	14,167
Texas Instruments, Inc.	31,881	494,793
Xilinx, Inc.	6,864	122,316
		4,091,534
Software — 3.6%
Adobe Systems, Inc.*	12,705	270,489
Autodesk, Inc.*	5,481	107,702
BMC Software, Inc.*	4,837	130,164
CA, Inc.	9,639	178,611
Citrix Systems, Inc.*	4,591	108,210
Compuware Corp.*	5,119	34,553
Dun & Bradstreet Corp.	1,200	92,640
Electronic Arts, Inc.*	7,730	123,989
Fidelity National Information Services, Inc.	4,259	69,294
Fiserv, Inc.*	4,007	145,735
IMS Health, Inc.	4,648	70,464
Intuit, Inc.*	7,780	185,086
Microsoft Corp.	184,715	3,590,860
Novell, Inc.*	6,923	26,930
Oracle Corp.*	93,913	1,665,077
salesforce.com, Inc.*	2,700	86,427
		6,886,231
Telecommunications — 6.3%
American Tower Corp., Class A*	9,459	277,338
AT&T, Inc.	142,343	4,056,775
CenturyTel, Inc.	2,563	70,047
Ciena Corp.*	1,765	11,826
Cisco Systems, Inc.*	142,380	2,320,794
Citizens Communications Co.	8,044	70,305
Corning, Inc.	37,815	360,377
Embarq Corp.	3,586	128,953
Harris Corp.	3,300	125,565
JDS Uniphase Corp.*	4,496	16,410
Juniper Networks, Inc.*	13,171	230,624
Motorola, Inc.	54,526	241,550
QUALCOMM, Inc.	39,971	1,432,161
Qwest Communications International, Inc.	37,570	136,755
Sprint Nextel Corp.*	68,583	125,507

	Number of Shares	Value†
Telecommunications — (continued)
Tellabs, Inc.*	7,776	$32,037
Verizon Communications, Inc.	68,276	2,314,556
Windstream Corp.	11,251	103,509
		12,055,089
Textiles — 0.0%
Cintas Corp.	3,455	80,260
Toys, Games & Hobbies — 0.1%
Hasbro, Inc.	2,712	79,109
Mattel, Inc.	8,881	142,096
		221,205
Transportation — 2.1%
Burlington Northern Santa Fe Corp.	6,736	509,983
C.H. Robinson Worldwide, Inc.	4,139	227,769
CSX Corp.	9,922	322,167
Expeditors International of Washington, Inc.	5,273	175,433
FedEx Corp.	7,566	485,359
Norfolk Southern Corp.	8,952	421,192
Ryder System, Inc.	1,125	43,627
Union Pacific Corp.	12,310	588,418
United Parcel Service, Inc., Class B	24,174	1,333,438
		4,107,386
Diversified Operations — 0.0%
Leucadia National Corp.*	4,360	86,328
TOTAL COMMON STOCKS (Cost $255,939,518)		188,136,638
REAL ESTATE INVESTMENT TRUSTS — 0.9%
Apartments — 0.1%
Apartment Investment & Management Co., Class A	2,270	26,222
AvalonBay Communities, Inc.	1,706	103,350
Equity Residential	6,192	184,645
		314,217
Forest Products & Paper — 0.1%
Plum Creek Timber Co.	4,147	144,067
Healthcare — 0.1%
HCP, Inc.	5,650	156,900
Hotels & Resorts — 0.1%
Host Hotels & Resorts, Inc.	12,818	97,032
Industrial — 0.0%
Prologis	5,929	82,354
Mixed Industrial/Office — 0.1%
Vornado Realty Trust	3,144	189,740
Office Property — 0.1%
Boston Properties, Inc.	2,742	150,810
Regional Malls — 0.1%
Simon Property Group, Inc.	5,397	286,743

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

INDEX 500 FUND

	Number of Shares	Value†
REAL ESTATE INVESTMENT TRUSTS — (continued)
Storage & Warehousing — 0.1%
Public Storage	3,016	$239,772
Strip Centers — 0.1%
Developers Diversified Realty Corp.	2,343	11,434
Kimco Realty Corp.	5,564	101,710
		113,144
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $2,821,530)		1,774,779
RIGHTS — 0.0%
Seagate Tax Refund Rights*~
(Cost $0)	4	328
	Par (000)
U.S. TREASURY OBLIGATIONS — 0.2%
U.S. Treasury Bills 0.090%, 06/11/09	$15	14,991
0.100%, 06/11/09	23	22,987
0.190%, 06/11/09	290	289,830
TOTAL U.S. TREASURY OBLIGATIONS (Cost $327,737)		327,808
	Number of Shares
SHORT-TERM INVESTMENTS — 1.2%
BlackRock Liquidity Funds TempCash - Institutional Shares	1,152,678	1,152,678
BlackRock Liquidity Funds TempFund - Institutional Shares	1,152,678	1,152,678
TOTAL SHORT-TERM INVESTMENTS (Cost $2,305,356)		2,305,356
TOTAL INVESTMENTS — 100.0% (Cost $261,394,141)		$192,544,909

†  See Security Valuation Note.

*  Non-income producing security.

~  Fair valued security. The total market value of fair valued securities at December 31, 2008 is $328.

Summary of inputs used to value the Fund's net assets as of December 31, 2008 is as follows (See Security Valuation Note):

Valuation Inputs	Investments in Securities (Market Value)
Level 1 — Quoted Prices	$192,216,773
Level 2 — Other Significant Observable Inputs	327,808
Level 3 — Significant Unobservable Inputs	328
Total	$192,544,909

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Investments in Securities (Market Value)
Balance as of 12/31/2007	$—
Transfers in and/or out of Level 3	328
Balance as of 12/31/2008	$328

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

MID CAP GROWTH FUND

	Number of Shares	Value†
COMMON STOCKS — 99.1%
Airlines — 1.0%
Continental Airlines, Inc., Class B*	30,520	$551,191
Apparel — 1.1%
Deckers Outdoor Corp.*	7,970	636,564
Banks — 1.3%
Northern Trust Corp.	14,220	741,431
Beverages — 1.3%
Brown-Forman Corp., Class B	7,310	376,392
Hansen Natural Corp.*	9,910	332,282
		708,674
Biotechnology — 3.9%
Alexion Pharmaceuticals, Inc.*	20,360	736,828
Illumina, Inc.*	22,700	591,335
Myriad Genetics, Inc.*	6,570	435,328
United Therapeutics Corp.*	6,490	405,950
		2,169,441
Building Materials — 0.7%
Martin Marietta Materials, Inc.	4,110	398,999
Chemicals — 3.7%
Airgas, Inc.	12,670	494,004
Ecolab, Inc.	15,420	542,013
Sigma-Aldrich Corp.	8,630	364,531
The Sherwin-Williams Co.	11,480	685,930
		2,086,478
Coal — 1.6%
Consol Energy, Inc.	30,790	879,978
Commercial Services — 5.7%
Apollo Group, Inc., Class A*	13,730	1,051,992
FTI Consulting, Inc.*	8,180	365,482
ITT Educational Services, Inc.*	4,920	467,302
Quanta Services, Inc.*	22,410	443,718
Robert Half International, Inc.	32,750	681,855
VistaPrint Ltd.*	11,370	211,596
		3,221,945
Computers — 0.7%
SanDisk Corp.*	40,060	384,576
Cosmetics & Personal Care — 1.2%
Alberto-Culver Co.	27,200	666,672
Diversified Financial Services — 4.3%
BlackRock, Inc.	2,230	299,155
IntercontinentalExchange, Inc.*	7,520	619,949
Lazard Ltd., Class A	20,430	607,588
T. Rowe Price Group, Inc.	25,560	905,846
		2,432,538
Electric — 1.0%
PPL Corp.	18,200	558,558
Electrical Components & Equipment — 1.1%
Ametek, Inc.	20,945	632,749

	Number of Shares	Value†
Energy — Alternate Sources — 1.5%
Covanta Holding Corp.*	24,680	$541,973
First Solar, Inc.*	2,300	317,308
		859,281
Engineering & Construction — 0.8%
Jacobs Engineering Group, Inc.*	8,750	420,875
Environmental Control — 2.3%
Clean Harbors, Inc.*	6,910	438,370
Stericycle, Inc.*	16,060	836,405
		1,274,775
Healthcare Products — 2.1%
DENTSPLY International, Inc.	13,820	390,277
Henry Schein, Inc.*	10,140	372,037
Intuitive Surgical, Inc.*	3,160	401,288
		1,163,602
Healthcare Services — 2.3%
Aetna, Inc.	14,080	401,280
Covance, Inc.*	7,870	362,256
DaVita, Inc.*	10,350	513,050
		1,276,586
Home Builders — 3.0%
Pulte Homes, Inc.	78,330	856,147
Toll Brothers, Inc.*	38,610	827,412
		1,683,559
Household Products & Wares — 1.2%
Church & Dwight Co., Inc.	3,000	168,360
Clorox Co.	9,420	523,375
		691,735
Insurance — 1.9%
AON Corp.	12,780	583,790
W. R. Berkley Corp.	15,230	472,130
		1,055,920
Internet — 4.5%
F5 Networks, Inc.*	44,420	1,015,441
McAfee, Inc.*	35,880	1,240,372
priceline.com, Inc.*	3,710	273,241
		2,529,054
Iron & Steel — 0.5%
Cliffs Natural Resources, Inc.	10,160	260,198
Leisure Time — 1.3%
WMS Industries, Inc.*	27,715	745,534
Lodging — 1.3%
Wynn Resorts Ltd.*	16,840	711,658
Media — 0.7%
Cablevision Systems Corp., Class A	23,000	387,320
Metal Fabricate/Hardware — 1.2%
Precision Castparts Corp.	11,540	686,399

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

MID CAP GROWTH FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Mining — 0.6%
Compass Minerals International, Inc.	5,790	$339,641
Miscellaneous Manufacturing — 1.1%
ESCO Technologies, Inc.*	14,700	601,965
Oil & Gas — 4.4%
Goodrich Petroleum Corp.*	18,840	564,258
Questar Corp.	17,880	584,497
Range Resources Corp.	17,385	597,870
Southwestern Energy Co.*	25,690	744,240
		2,490,865
Oil & Gas Services — 2.8%
Cameron International Corp.*	27,550	564,775
Dresser-Rand Group, Inc.*	21,870	377,257
Smith International, Inc.	26,130	598,116
		1,540,148
Packaging and Containers — 0.9%
Pactiv Corp.*	21,080	524,470
Pharmaceuticals — 4.6%
Allergan, Inc.	11,700	471,744
Amerisourcebergen Corp.	8,030	286,350
Express Scripts, Inc.*	22,170	1,218,907
Herbalife Ltd.	13,390	290,295
Omnicare, Inc.	11,220	311,467
		2,578,763
Retail — 9.2%
Darden Restaurants, Inc.	15,680	441,862
Dollar Tree, Inc.*	8,980	375,364
Gamestop Corp., Class A*	29,470	638,320
Guess?, Inc.	37,670	578,235
Kohl's Corp.*	28,380	1,027,356
Staples, Inc.	28,550	511,616
Urban Outfitters, Inc.*	42,530	637,100
Yum! Brands, Inc.	30,770	969,255
		5,179,108
Savings & Loans — 2.2%
Hudson City Bancorp, Inc.	49,050	782,838
People's United Financial, Inc.	25,680	457,874
		1,240,712
Semiconductors — 8.1%
Altera Corp.	45,870	766,488
Broadcom Corp., Class A*	59,270	1,005,812
Cavium Networks, Inc.*	26,120	274,521
KLA-Tencor Corp.	25,460	554,773
Lam Research Corp.*	35,770	761,185
PMC-Sierra, Inc.*	100,660	489,208
Varian Semiconductor Equipment Associates, Inc.*	36,582	662,866
		4,514,853

	Number of Shares	Value†
Software — 4.1%
Activision Blizzard, Inc.*	73,570	$635,645
Adobe Systems, Inc.*	16,790	357,459
Citrix Systems, Inc.*	22,430	528,675
Intuit, Inc.*	20,220	481,034
Omniture, Inc.*	27,940	297,282
		2,300,095
Telecommunications — 5.3%
American Tower Corp., Class A*	21,600	633,312
Atheros Communications, Inc.*	27,990	400,537
Juniper Networks, Inc.*	64,000	1,120,640
MetroPCS Communications, Inc.*	40,570	602,464
Polycom, Inc.*	17,270	233,318
		2,990,271
Transportation — 2.6%
C.H. Robinson Worldwide, Inc.	14,470	796,284
Expeditors International of Washington, Inc.	8,480	282,130
J.B. Hunt Transport Services, Inc.	14,490	380,652
		1,459,066
TOTAL COMMON STOCKS (Cost $69,463,598)		55,576,247
SHORT-TERM INVESTMENTS — 0.9%
BlackRock Liquidity Funds TempCash - Institutional Shares
(Cost $510,727)	510,727	510,727
TOTAL INVESTMENTS — 100.0% (Cost $69,974,325)		$56,086,974

†  See Security Valuation Note.

*  Non-income producing security.

Summary of inputs used to value the Fund's net assets as of December 31, 2008 is as follows (See Security Valuation Note):

Valuation Inputs	Investments in Securities (Market Value)
Level 1 — Quoted Prices	$56,086,974
Level 2 — Other Significant Observable Inputs	—
Level 3 — Significant Unobservable Inputs	—
Total	$56,086,974

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

MID CAP VALUE FUND

	Number of Shares	Value†
COMMON STOCKS — 92.4%
Aerospace & Defense — 2.9%
Empresa Brasileira de Aeronautic S.A. ADR	45,300	$734,313
L-3 Communications Holdings, Inc.	13,400	988,652
		1,722,965
Auto Parts & Equipment — 1.2%
WABCO Holdings, Inc.	43,900	693,181
Banks — 4.6%
First Horizon National Corp.	69,351	733,040
KeyCorp	66,900	569,988
Morgan Stanley	42,300	678,492
Zions Bancorporation	31,100	762,261
		2,743,781
Beverages — 3.4%
Constellation Brands, Inc., Class A*	87,900	1,386,183
Dr. Pepper Snapple Group, Inc.*	38,500	625,625
		2,011,808
Commercial Services — 2.8%
Lender Processing Services, Inc.	38,450	1,132,353
Moody's Corp.	28,500	572,565
		1,704,918
Computers — 2.1%
Affiliated Computer Services, Inc., Class A*	27,300	1,254,435
Diversified Financial Services — 5.8%
Invesco Ltd.	88,500	1,277,940
Jefferies Group, Inc.	81,600	1,147,296
Legg Mason, Inc.	48,600	1,064,826
		3,490,062
Electric — 10.5%
CMS Energy Corp.	73,100	739,041
DPL, Inc.	47,100	1,075,764
Dynegy, Inc., Class A*	194,300	388,600
Entergy Corp.	9,600	798,048
FirstEnergy Corp.	20,500	995,890
NRG Energy, Inc.*	51,400	1,199,162
NV Energy, Inc.	49,000	484,610
PPL Corp.	19,900	610,731
		6,291,846
Electrical Components & Equipment — 0.4%
Energizer Holdings, Inc.*	4,500	243,630
Electronics — 1.3%
Avnet, Inc.*	44,200	804,882
Engineering & Construction — 1.7%
Chicago Bridge & Iron Co. NV	71,200	715,560
McDermott International, Inc.*	29,300	289,484
		1,005,044
Food — 2.9%
ConAgra Foods, Inc.	44,900	740,850
Smithfield Foods, Inc.*	29,600	416,472
The J.M. Smucker Co.	12,800	555,008
		1,712,330

	Number of Shares	Value†
Hand & Machine Tools — 0.3%
Kennametal, Inc.	7,600	$168,644
Healthcare Products — 0.7%
Covidien Ltd.	11,600	420,384
Healthcare Services — 4.9%
Aetna, Inc.	35,900	1,023,150
CIGNA Corp.	34,900	588,065
Coventry Health Care, Inc.*	41,550	618,264
Pediatrix Medical Group, Inc.*	23,300	738,610
		2,968,089
Home Builders — 1.9%
NVR, Inc.*	2,500	1,140,625
Home Furnishings — 1.0%
Whirlpool Corp.	14,700	607,845
Insurance — 7.8%
Assurant, Inc.	47,000	1,410,000
PartnerRe Ltd.	13,200	940,764
StanCorp Financial Group, Inc.	30,700	1,282,339
W. R. Berkley Corp.	33,100	1,026,100
		4,659,203
Iron & Steel — 1.8%
Cliffs Natural Resources, Inc.	22,800	583,908
United States Steel Corp.	14,000	520,800
		1,104,708
Leisure Time — 1.1%
Harley-Davidson, Inc.	39,900	677,103
Machinery — Construction & Mining — 1.6%
Terex Corp.*	56,300	975,116
Media — 2.3%
Cablevision Systems Corp., Class A	22,600	380,584
The McGraw-Hill Cos., Inc.	43,800	1,015,722
		1,396,306
Metal Fabricate/Hardware — 0.5%
Sterlite Industries (India) Ltd. ADR	50,300	277,656
Mining — 1.7%
Freeport-McMoRan Copper & Gold, Inc.	21,900	535,236
Teck Cominco Ltd., Class B	102,400	503,808
		1,039,044
Miscellaneous Manufacturing — 2.0%
Eaton Corp.	15,900	790,389
SPX Corp.	10,200	413,610
		1,203,999
Oil & Gas — 9.5%
Apache Corp.	8,300	618,599
Denbury Resources, Inc.*	59,900	654,108
Noble Corp.	17,600	388,784
Noble Energy, Inc.	22,400	1,102,528
Southwestern Energy Co.*	31,700	918,349

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

MID CAP VALUE FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Oil & Gas — (continued)
Talisman Energy, Inc.	112,395	$1,122,826
Whiting Petroleum Corp.*	27,400	916,804
		5,721,998
Oil & Gas Services — 1.7%
National-Oilwell Varco, Inc.*	22,300	545,012
Oceaneering International, Inc.*	16,300	474,982
		1,019,994
Pharmaceuticals — 4.7%
AmerisourceBergen Corp.	16,700	595,522
NBTY, Inc.*	66,900	1,046,985
Shire Plc ADR	26,300	1,177,714
		2,820,221
Retail — 3.3%
Darden Restaurants, Inc.	3,500	98,630
J.C. Penney Co., Inc.	46,200	910,140
Macy's, Inc.	93,000	962,550
		1,971,320
Semiconductors — 1.2%
International Rectifier Corp.*	52,700	711,450
Software — 1.9%
Fidelity National Information Services, Inc.	25,100	408,377
IMS Health, Inc.	46,800	709,488
		1,117,865
Telecommunications — 1.6%
Anixter International, Inc.*	31,900	960,828
Transportation — 1.3%
Eagle Bulk Shipping, Inc.	65,000	443,300
Ship Finance International Ltd.	28,697	317,102
		760,402
TOTAL COMMON STOCKS (Cost $89,591,009)		55,401,682
REAL ESTATE INVESTMENT TRUSTS — 6.0%
Building & Real Estate — 1.9%
Annaly Capital Management, Inc.	70,300	1,115,661
Mixed Industrial/Office — 1.8%
Vornado Realty Trust	17,900	1,080,265
Office Property — 2.0%
Alexandria Real Estate Equities, Inc.	4,900	295,666
Boston Properties, Inc.	16,400	902,000
		1,197,666
Strip Centers — 0.3%
Developers Diversified Realty Corp.	36,000	175,680
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $4,985,627)		3,569,272

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 1.6%
BlackRock Liquidity Funds FedFund - Institutional Shares	493,723	$493,723
BlackRock Liquidity Funds TempFund - Institutional Shares	493,723	493,723
TOTAL SHORT-TERM INVESTMENTS (Cost $987,446)		987,446
TOTAL INVESTMENTS — 100.0% (Cost $95,564,082)		$59,958,400

†  See Security Valuation Note.

*  Non-income producing security.

ADR — American Depository Receipt.

Plc — Public Limited Company.

Summary of inputs used to value the Fund's net assets as of December 31, 2008 is as follows (See Security Valuation Note):

Valuation Inputs	Investments in Securities (Market Value)
Level 1 — Quoted Prices	$59,958,400
Level 2 — Other Significant Observable Inputs	—
Level 3 — Significant Unobservable Inputs	—
Total	$59,958,400

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

MID CORE VALUE FUND

	Number of Shares	Value†
COMMON STOCKS — 95.5%
Advertising — 1.6%
Interpublic Group of Cos., Inc.*	115,800	$458,568
Agriculture — 1.0%
Archer-Daniels-Midland Co.	10,300	296,949
Auto Parts & Equipment — 1.1%
ArvinMeritor, Inc.	17,900	51,015
The Goodyear Tire & Rubber Co.*	45,800	273,426
		324,441
Banks — 6.3%
Capital One Financial Corp.	11,800	376,302
Comerica, Inc.	18,200	361,270
Fifth Third Bancorp	46,400	383,264
M&T Bank Corp.	6,300	361,683
Zions Bancorporation	13,600	333,336
		1,815,855
Beverages — 1.8%
Coca-Cola Enterprises, Inc.	41,800	502,854
Building Materials — 0.8%
Owens Corning, Inc.*	13,600	235,280
Chemicals — 2.4%
Eastman Chemical Co.	12,100	383,691
Valspar Corp.	16,800	303,912
		687,603
Commercial Services — 1.5%
Donnelley (R.R.) & Sons Co.	31,152	423,044
Distribution & Wholesale — 3.1%
Genuine Parts Co.	13,800	522,468
Grainger (W.W.), Inc.	4,800	378,432
		900,900
Electric — 7.1%
Ameren Corp.	20,400	678,504
CMS Energy Corp.	67,900	686,469
Northeast Utilities, Inc.	28,900	695,334
		2,060,307
Electrical Components & Equipment — 1.1%
Hubbell, Inc., Class B	10,000	326,800
Engineering & Construction — 1.1%
KBR, Inc.	21,223	322,590
Environmental Control — 2.1%
Republic Services, Inc.	23,895	592,357
Food — 7.4%
Dean Foods Co.*	24,400	438,468
Safeway, Inc.	24,200	575,234
Smithfield Foods, Inc.*	37,800	531,846
The Kroger Co.	21,800	575,738
		2,121,286

	Number of Shares	Value†
Gas — 2.5%
NiSource, Inc.	50,600	$555,082
Southwest Gas Corp.	6,700	168,974
		724,056
Hand & Machine Tools — 1.9%
Snap-On, Inc.	14,100	555,258
Healthcare Products — 1.3%
Covidien Ltd.	10,500	380,520
Healthcare Services — 1.2%
HealthSouth Corp.*	32,600	357,296
Insurance — 4.7%
ACE Ltd.	12,700	672,084
Conseco, Inc.*	47,800	247,604
PartnerRe Ltd.	6,300	449,001
		1,368,689
Internet — 2.0%
McAfee, Inc.*	16,800	580,776
Machinery — Diversified — 1.0%
Cummins, Inc.	10,200	272,646
Media — 0.3%
Gannett Co., Inc.	11,200	89,600
Metal Fabricate/Hardware — 1.9%
Timken Co.	27,800	545,714
Miscellaneous Manufacturing — 3.2%
Eaton Corp.	6,100	303,231
Pentair, Inc.	3,600	85,212
Textron, Inc.	18,400	255,208
Tyco International Ltd.	12,300	265,680
		909,331
Oil & Gas — 3.7%
EOG Resources, Inc.	6,800	452,744
Range Resources Corp.	11,400	392,046
Transocean, Inc.*	4,827	228,076
		1,072,866
Oil & Gas Services — 1.3%
Halliburton Co.	20,981	381,434
Packaging and Containers — 4.6%
Ball Corp.	17,000	707,030
Pactiv Corp.*	25,100	624,488
		1,331,518
Pharmaceuticals — 5.7%
King Pharmaceuticals, Inc.*	79,300	842,166
Mylan, Inc.*	81,200	803,068
		1,645,234
Retail — 5.7%
Brinker International, Inc.	39,250	413,695
Darden Restaurants, Inc.	13,500	380,430

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

MID CORE VALUE FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Retail — (continued)
Foot Locker, Inc.	30,100	$220,934
Macy's, Inc.	26,100	270,135
OfficeMax, Inc.	45,400	346,856
		1,632,050
Semiconductors — 0.4%
Marvell Technology Group Ltd.*	19,000	126,730
Software — 1.1%
Sybase, Inc.*	12,290	304,423
Telecommunications — 14.6%
ADC Telecommunications, Inc.*	50,800	277,876
CenturyTel, Inc.	22,700	620,391
Embarq Corp.	25,400	913,384
JDS Uniphase Corp.*	89,775	327,679
Qwest Communications International, Inc.	244,700	890,708
Tellabs, Inc.*	108,700	447,844
Windstream Corp.	81,100	746,120
		4,224,002
TOTAL COMMON STOCKS (Cost $41,567,601)		27,570,977
SHORT-TERM INVESTMENTS — 4.5%
BlackRock Liquidity Funds TempCash - Institutional Shares	656,129	656,129
BlackRock Liquidity Funds TempFund - Institutional Shares	656,128	656,128
TOTAL SHORT-TERM INVESTMENTS (Cost $1,312,257)		1,312,257
TOTAL INVESTMENTS — 100.0% (Cost $42,879,858)		$28,883,234

†  See Security Valuation Note.

*  Non-income producing security.

Summary of inputs used to value the Fund's net assets as of December 31, 2008 is as follows (See Security Valuation Note):

Valuation Inputs	Investments in Securities (Market Value)
Level 1 — Quoted Prices	$28,883,234
Level 2 — Other Significant Observable Inputs	—
Level 3 — Significant Unobservable Inputs	—
Total	$28,883,234

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

SMALL CAP GROWTH FUND

	Number of Shares	Value†
COMMON STOCKS — 98.5%
Aerospace & Defense — 2.6%
AeroVironment, Inc.*	11,755	$432,702
Orbital Sciences Corp.*	41,100	802,683
		1,235,385
Airlines — 3.8%
Copa Holdings S.A., Class A	36,564	1,108,620
UAL Corp.*	61,300	675,526
		1,784,146
Apparel — 1.5%
Deckers Outdoor Corp.*	5,025	401,346
Under Armour, Inc., Class A*	13,489	321,578
		722,924
Beverages — 0.9%
Green Mountain Coffee Roasters, Inc.*	11,000	425,700
Biotechnology — 5.3%
AMAG Pharmaceuticals, Inc.*	10,975	393,454
Cubist Pharmaceuticals, Inc.*	15,299	369,624
Halozyme Therapeutics, Inc.*	67,495	377,972
Illumina, Inc.*	24,193	630,227
United Therapeutics Corp.*	11,175	698,996
		2,470,273
Chemicals — 1.1%
Intrepid Potash, Inc.*	24,028	499,062
Commercial Services — 10.3%
Aegean Marine Petroleum Network, Inc.	96,925	1,643,848
AerCap Holdings N.V.*	205,125	617,426
American Public Education, Inc.*	8,294	308,454
FTI Consulting, Inc.*	11,300	504,884
Huron Consulting Group, Inc.*	6,175	353,642
VistaPrint Ltd.*	72,842	1,355,590
		4,783,844
Computers — 1.6%
BluePhoenix Solutions Ltd.*	122,300	227,478
CACI International, Inc., Class A*	11,250	507,262
		734,740
Distribution & Wholesale — 1.0%
Titan Machinery, Inc.*	34,187	480,669
Diversified Financial Services — 4.5%
CIT Group, Inc.	100,100	454,454
Evercore Partners, Inc., Class A	26,925	336,293
Greenhill & Co., Inc.	12,200	851,194
Nelnet, Inc., Class A	32,402	464,321
		2,106,262
Entertainment — 2.5%
Pinnacle Entertainment, Inc.*	151,623	1,164,465
Environmental Control — 1.6%
Clean Harbors, Inc.*	5,500	348,920
EnergySolutions, Inc.	73,034	412,642
		761,562

	Number of Shares	Value†
Food — 2.0%
Smart Balance, Inc.*	92,175	$626,790
SunOpta, Inc.*	193,139	303,228
		930,018
Healthcare Products — 4.0%
ev3, Inc.*	55,490	338,489
Hansen Medical, Inc.*	43,872	316,756
Hologic, Inc.*	54,900	717,543
Immucor, Inc.*	17,700	470,466
		1,843,254
Healthcare Services — 2.6%
Alliance Imaging, Inc.*	13,892	110,719
IPC The Hospitalist Co., Inc.*	40,950	689,189
Psychiatric Solutions, Inc.*	15,600	434,460
		1,234,368
Insurance — 2.2%
Fidelity National Financial, Inc., Class A	32,075	569,331
RenaissanceRe Holdings Ltd.	8,700	448,572
		1,017,903
Internet — 1.6%
Sapient Corp.*	170,149	755,462
Leisure Time — 1.0%
Life Time Fitness, Inc.*	35,625	461,344
Lodging — 0.9%
Ameristar Casinos, Inc.	47,227	408,041
Oil & Gas — 13.2%
Carrizo Oil & Gas, Inc.*	28,574	460,042
EXCO Resources, Inc.*	159,369	1,443,883
GMX Resources, Inc.*	34,500	873,540
Goodrich Petroleum Corp.*	12,250	366,888
PetroHawk Energy Corp.*	101,437	1,585,460
Quicksilver Resources, Inc.*	255,639	1,423,909
		6,153,722
Pharmaceuticals — 11.1%
BioMarin Pharmaceuticals, Inc.*	80,919	1,440,358
Cardiome Pharma Corp.*	185,900	845,845
Durect Corp.*	292,579	991,843
Indevus Pharmaceuticals, Inc.*	379,308	1,191,027
Pozen, Inc.*	145,502	733,330
		5,202,403
Retail — 4.2%
BJ's Restaurants, Inc.*	58,173	626,523
Buffalo Wild Wings, Inc.*	14,453	370,720
MSC Industrial Direct Co., Inc., Class A	10,475	385,794
Texas Roadhouse, Inc., Class A*	72,800	564,200
		1,947,237
Semiconductors — 2.9%
Microsemi Corp.*	30,425	384,572
Netlogic Microsystems, Inc.*	43,327	953,627
		1,338,199

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

SMALL CAP GROWTH FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Software — 10.7%
Ariba, Inc.*	70,538	$508,579
Commvault Systems, Inc.*	28,866	387,093
Concur Technologies, Inc.*	14,225	466,865
InnerWorkings, Inc.*	116,038	760,049
Omniture, Inc.*	51,575	548,758
Phase Forward, Inc.*	30,249	378,717
Taleo Corp., Class A*	47,300	370,359
The Ultimate Software Group, Inc.*	38,313	559,370
Wind River Systems, Inc.*	111,800	1,009,554
		4,989,344
Telecommunications — 0.8%
Switch & Data Facilities Co., Inc.*	52,785	390,081
Transportation — 4.6%
Celadon Group, Inc.*	55,613	474,379
Knight Transportation, Inc.	54,200	873,704
Old Dominion Freight Line, Inc.*	17,036	484,845
Vitran Corp., Inc.*	49,917	309,485
		2,142,413
TOTAL COMMON STOCKS (Cost $61,191,728)		45,982,821
SHORT-TERM INVESTMENTS — 1.5%
BlackRock Liquidity Funds TempCash - Institutional Shares	341,016	341,016
BlackRock Liquidity Funds TempFund - Institutional Shares	341,015	341,015
TOTAL SHORT-TERM INVESTMENTS (Cost $682,031)		682,031
TOTAL INVESTMENTS — 100.0% (Cost $61,873,759)		$46,664,852

†  See Security Valuation Note.

*  Non-income producing security.

Summary of inputs used to value the Fund's net assets as of December 31, 2008 is as follows (See Security Valuation Note):

Valuation Inputs	Investments in Securities (Market Value)
Level 1 — Quoted Prices	$46,664,852
Level 2 — Other Significant Observable Inputs	—
Level 3 — Significant Unobservable Inputs	—
Total	$46,664,852

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

SMALL CAP VALUE FUND

	Number of Shares	Value†
COMMON STOCKS — 90.3%
Aerospace & Defense — 0.6%
AAR Corp.*	36,687	$675,408
Airlines — 1.5%
AirTran Holdings, Inc.*	351,130	1,559,017
Apparel — 0.3%
K-Swiss, Inc., Class A	32,143	366,430
Auto Manufacturers — 0.4%
Wabash National Corp.	87,866	395,397
Auto Parts & Equipment — 0.2%
Tenneco, Inc.*	67,060	197,827
Banks — 15.2%
Bancorp, Inc.*	7,331	27,491
Bank of Hawaii Corp.	5,489	247,938
Bank of the Ozarks, Inc.	34,735	1,029,545
Boston Private Financial Holdings, Inc.	38,772	265,200
Bridge Capital Holdings*	11,793	44,813
City Holding Co.	14,242	495,337
CoBiz Financial, Inc.	54,661	532,398
Cullen Frost Bankers, Inc.	10,820	548,358
East West Bancorp, Inc.	22,623	361,289
F.N.B. Corp.	64,648	853,354
First Community Bancorp	17,620	473,978
First Financial Bankshares, Inc.	29,320	1,618,757
Glacier Bancorp, Inc.	69,383	1,319,665
Hancock Holding Co.	25,030	1,137,864
Home Bancshares, Inc.	9,012	242,873
IBERIABANK Corp.	12,619	605,712
Pinnacle Financial Partners, Inc.*	15,454	460,684
Prosperity Bancshares, Inc.	43,186	1,277,874
SCBT Financial Corp.	10,970	378,465
Seacoast Banking Corp. of Florida	29,085	191,961
Signature Bank*	57,065	1,637,195
Southcoast Financial Corp.*	16,921	70,730
Sterling Bancorp	18,582	260,705
Sterling Bancshares, Inc.	24,949	151,690
Sterling Financial Corp.	23,374	205,691
Summit State Bank	12,468	57,353
Texas Capital Bancshares, Inc.*	27,713	370,246
The South Financial Group, Inc.	37,849	163,508
Trico Bancshares	14,146	353,226
UMB Financial Corp.	14,788	726,682
United Community Banks, Inc.	9,834	133,548
		16,244,130
Biotechnology — 0.3%
Charles River Laboratories International, Inc.*	12,450	326,190
Building Materials — 1.6%
Comfort Systems USA, Inc.	103,761	1,106,092
Universal Forest Products, Inc.	23,857	641,992
		1,748,084
Chemicals — 3.6%
H.B. Fuller Co.	65,284	1,051,725
KMG Chemicals, Inc.	47,655	236,845

	Number of Shares	Value†
Chemicals — (continued)
Minerals Technologies, Inc.	17,395	$711,456
PolyOne Corp.*	201,300	634,095
Sensient Technologies Corp.	52,531	1,254,440
		3,888,561
Commercial Services — 5.2%
Aaron Rents, Inc.	62,626	1,667,104
Aegean Marine Petroleum Network, Inc.	45,954	779,380
Hillenbrand, Inc.	24,590	410,161
Interactive Data Corp.	33,687	830,722
On Assignment, Inc.*	49,041	278,063
Resources Connection, Inc.*	24,864	407,272
RSC Holdings, Inc.*	135,766	1,156,726
		5,529,428
Computers — 1.4%
Electronics for Imaging, Inc.*	95,461	912,607
MTS Systems Corp.	22,075	588,078
		1,500,685
Cosmetics & Personal Care — 0.7%
Elizabeth Arden, Inc.*	61,419	774,493
Distribution & Wholesale — 2.2%
Fossil, Inc.*	42,407	708,197
School Specialty, Inc.*	18,879	360,966
Watsco, Inc.	33,084	1,270,426
		2,339,589
Diversified Financial Services — 2.6%
BGC Partners, Inc., Class A	41,844	115,489
Compass Diversified Holdings	40,378	454,253
Financial Federal Corp.	41,683	969,963
KBW, Inc.*	22,606	519,938
Knight Capital Group, Inc., Class A*	41,670	672,971
		2,732,614
Electric — 6.8%
Cleco Corp.	59,881	1,367,083
CMS Energy Corp.	48,309	488,404
El Paso Electric Co.*	128,369	2,322,195
MGE Energy, Inc.	10,028	330,924
NV Energy, Inc.	94,078	930,431
The Empire District Electric Co.	28,197	496,267
Unisource Energy Corp.	7,646	224,487
Westar Energy, Inc.	53,274	1,092,650
		7,252,441
Environmental Control — 0.9%
Waste Connections, Inc.*	30,804	972,482
Food — 1.2%
Nash Finch Co.	9,419	422,819
Ralcorp Holdings, Inc.*	15,290	892,936
		1,315,755
Forest Products & Paper — 0.1%
Caraustar Industries, Inc.*	151,271	69,585

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

SMALL CAP VALUE FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Gas — 0.7%
Southern Union Co.	1	$5
Southwest Gas Corp.	28,207	711,381
		711,386
Hand & Machine Tools — 0.3%
Franklin Electric Co., Inc.	12,147	341,452
Healthcare Products — 4.0%
American Medical Systems Holdings, Inc.*	69,047	620,732
Cardiac Science Corp.*	112,259	841,942
Edwards Lifesciences Corp.*	10,506	577,305
Hill-Rom Holdings, Inc.	19,406	319,423
Kinetic Concepts, Inc.*	8,720	167,249
Orthofix International NV*	25,360	388,769
PSS World Medical, Inc.*	36,785	692,294
Symmetry Medical, Inc.*	91,313	727,765
		4,335,479
Healthcare Services — 0.7%
Healthways, Inc.*	22,639	259,896
Lincare Holdings, Inc.*	18,850	507,630
		767,526
Home Builders — 1.4%
M.D.C. Holdings, Inc.	9,218	279,305
The Ryland Group, Inc.	67,130	1,186,187
		1,465,492
Home Furnishings — 0.1%
Ethan Allen Interiors, Inc.	9,878	141,947
Household Products & Wares — 0.6%
Prestige Brands Holdings, Inc.*	61,456	648,361
Insurance — 9.8%
AMBAC Financial Group, Inc.	81,500	105,950
American Equity Investment Life Holding Co.	157,505	1,102,535
Aspen Insurance Holdings Ltd.	46,719	1,132,936
Assured Guaranty Ltd.	15,528	177,019
Donegal Group, Inc., Class A	31,540	528,926
Max Capital Group Ltd.	86,403	1,529,333
Meadowbrook Insurance Group, Inc.	184,902	1,190,769
ProAssurance Corp.*	32,828	1,732,662
RLI Corp.	15,690	959,600
The Navigators Group, Inc.*	7,961	437,139
Tower Group, Inc.	28,050	791,290
Willis Group Holdings Ltd.	30,510	759,089
		10,447,248
Internet — 0.4%
F5 Networks, Inc.*	16,580	379,019
Investment Companies — 0.5%
Ares Capital Corp.	29,521	186,868
Gladstone Capital Corp.	20,594	166,605
Highland Distressed Opportunities, Inc.	20,098	43,211
PennantPark Investment Corp.	47,067	169,912
		566,596

	Number of Shares	Value†
Iron & Steel — 0.2%
Olympic Steel, Inc.	9,293	$189,298
Lodging — 0.3%
Choice Hotels International, Inc.	10,900	327,654
Machinery — Diversified — 1.7%
Applied Industrial Technologies, Inc.	62,901	1,190,087
Tennant Co.	39,977	615,646
		1,805,733
Media — 0.5%
Factset Research Systems, Inc.	11,262	498,231
Metal Fabricate/Hardware — 1.3%
Commercial Metals Co.	31,530	374,261
Mueller Industries, Inc.	41,874	1,050,200
		1,424,461
Mining — 0.8%
Kaiser Aluminum Corp.	40,530	912,736
Miscellaneous Manufacturing — 1.1%
Actuant Corp., Class A	64,234	1,221,731
Oil & Gas — 1.5%
Cabot Oil & Gas Corp.	19,890	517,140
Goodrich Petroleum Corp.*	10,000	299,500
Petroleum Development Corp.*	32,173	774,404
		1,591,044
Oil & Gas Services — 1.5%
Core Laboratories NV	13,964	835,885
Dril-Quip, Inc.*	36,868	756,163
		1,592,048
Pharmaceuticals — 0.4%
Medarex, Inc.*	77,527	432,601
Retail — 4.3%
Advance Auto Parts, Inc.	11,620	391,013
Aeropostale, Inc.*	26,650	429,065
Asbury Automotive Group, Inc.	88,348	403,750
Big Lots, Inc.*	35,772	518,336
California Pizza Kitchen, Inc.*	55,070	590,350
Casey's General Stores, Inc.	32,885	748,792
CEC Entertainment, Inc.*	15,281	370,564
First Cash Financial Services, Inc.*	21,710	413,793
Gymboree Corp.*	17,435	454,879
The Cheesecake Factory*	27,198	274,700
		4,595,242
Savings & Loans — 2.2%
Berkshire Hills Bancorp, Inc.	12,850	396,551
Brookline Bancorp, Inc.	58,579	623,866
Dime Community Bancshares	15,240	202,692
NewAlliance Bancshares, Inc.	48,316	636,322
Provident Financial Services, Inc.	17,530	268,209
WSFS Financial Corp.	5,846	280,550
		2,408,190

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

SMALL CAP VALUE FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Semiconductors — 2.8%
Atmel Corp.*	136,277	$426,547
ATMI, Inc.*	10,390	160,318
Emulex Corp.*	76,081	531,045
FormFactor, Inc.*	23,684	345,786
MKS Instruments, Inc.*	28,780	425,656
ON Semiconductor Corp.*	125,813	427,764
Semtech Corp.*	56,084	632,067
		2,949,183
Software — 4.0%
Ariba, Inc.*	59,625	429,896
Avid Technology, Inc.*	58,900	642,599
JDA Software Group, Inc.*	40,052	525,883
Lawson Software, Inc.*	202,362	959,196
Monotype Imaging Holdings Inc*	38,210	221,618
Parametric Technology Corp.*	66,194	837,354
Progress Software Corp.*	15,813	304,558
Solera Holdings, Inc.*	14,950	360,295
		4,281,399
Telecommunications — 3.0%
ADC Telecommunications, Inc.*	64,913	355,074
Alaska Communications Systems Group, Inc.	16,111	151,121
Anixter International, Inc.*	18,361	553,033
Plantronics, Inc.	51,384	678,269
Polycom, Inc.*	19,372	261,716
Premiere Global Services, Inc.*	37,719	324,761
RCN Corp.*	10,435	61,566
Syniverse Holdings, Inc.*	33,634	401,590
Tekelec*	28,146	375,468
		3,162,598
Textiles — 0.6%
G&K Services, Inc., Class A	32,723	661,659
Transportation — 0.8%
Forward Air Corp.	8,927	216,658
Heartland Express, Inc.	38,189	601,859
		818,517
TOTAL COMMON STOCKS (Cost $129,384,900)		96,564,947
REAL ESTATE INVESTMENT TRUSTS — 8.8%
Apartments — 1.2%
American Campus Communities, Inc.	60,856	1,246,331
Building Materials — 2.6%
MFA Mortgage Investments, Inc.	234,746	1,382,654
National Retail Properties, Inc.	78,455	1,348,642
		2,731,296
Healthcare — 1.4%
Cogdell Spencer, Inc.	26,864	251,447
Omega Healthcare Investors, Inc.	78,226	1,249,269
		1,500,716

	Number of Shares	Value†
Mixed Industrial/Office — 1.2%
Digital Realty Trust, Inc.	40,735	$1,338,145
Office Property — 1.6%
BioMed Realty Trust, Inc.	60,485	708,884
Parkway Properties, Inc.	56,169	1,011,042
		1,719,926
Storage & Warehousing — 0.2%
U-Store-It Trust	58,620	260,859
Strip Centers — 0.6%
Acadia Realty Trust	46,319	660,972
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $12,816,210)		9,458,245
SHORT-TERM INVESTMENTS — 0.9%
BlackRock Liquidity Funds TempCash - Institutional Shares	485,059	485,059
RBB Sansom Street Fund Money Market Portfolio	485,059	485,059
TOTAL SHORT-TERM INVESTMENTS (Cost $970,118)		970,118
TOTAL INVESTMENTS — 100.0% (Cost $143,171,228)		$106,993,310

†  See Security Valuation Note.

*  Non-income producing security.

Summary of inputs used to value the Fund's net assets as of December 31, 2008 is as follows (See Security Valuation Note):

Valuation Inputs	Investments in Securities (Market Value)
Level 1 — Quoted Prices	$106,993,310
Level 2 — Other Significant Observable Inputs	—
Level 3 — Significant Unobservable Inputs	—
Total	$106,993,310

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

INTERNATIONAL EQUITY FUND

	Number of Shares	Value†
COMMON STOCKS — 96.2%
Australia — 5.3%
Coca-Cola Amatil Ltd.	307,900	$1,978,596
QBE Insurance Group Ltd.	210,963	3,812,800
Woolworths Ltd.	272,506	5,081,203
		10,872,599
Brazil — 5.2%
Banco Itau Holding Financeira S.A. ADR	312,525	3,625,290
Companhia de Bebidas das Americas ADR	41,500	1,838,865
Petroleo Brasileiro S.A. ADR	17,200	351,052
Petroleo Brasileiro SA ADR	91,100	2,231,039
Souza Cruz SA	137,052	2,591,764
		10,638,010
Canada — 1.0%
Canadian Natural Resources Ltd.	53,700	2,120,595
Denmark — 3.2%
Novo Nordisk A/S, Class B	125,275	6,462,172
France — 6.7%
Air Liquide	30,387	2,782,821
Cie Generale d'Optique Essilor International SA	81,375	3,822,587
Schlumberger Ltd.	6,074	251,379
Schlumberger Ltd.	37,463	1,585,809
Total SA	97,396	5,354,747
		13,797,343
Germany — 1.0%
RWE AG	23,905	2,123,169
China — 2.1%
China Mobile Ltd.	92,911	942,686
China Mobile Ltd. ADR	36,000	1,830,600
CNOOC Ltd.	1,573,708	1,496,872
		4,270,158
India — 11.4%
Bharti Airtel Ltd.*	265,654	3,915,957
HDFC Bank Ltd.	80,152	1,656,613
HDFC Bank Ltd. ADR	64,515	4,605,081
Hindustan Unilever Ltd.	555,982	2,874,577
Housing Development Finance Corp.	168,800	5,165,598
ITC Ltd.	783,500	2,771,501
United Spirits Ltd.	132,493	2,422,316
		23,411,643
Japan — 8.4%
Nintendo Co. Ltd.	6,900	2,636,847
SECOM Co. Ltd.	151,600	7,822,936
Tokio Marine Holdings, Inc.	226,500	6,711,066
		17,170,849
Luxembourg — 0.0%
Reinet Investments SCA*	4,983	48,486

	Number of Shares	Value†
Mexico — 2.0%
America Movil, S.A.B. de CV, Series L ADR	51,185	$1,586,223
Fomento Economico Mexicano S.A.B. de CV ADR	83,800	2,524,894
		4,111,117
Netherlands — 4.6%
Core Laboratories NV	108,758	6,510,254
Unilever NV	118,384	2,869,386
		9,379,640
Norway — 1.1%
Orkla ASA	328,663	2,186,828
Singapore — 0.9%
Jardine Matheson Holdings Ltd.	100,755	1,868,254
South Korea — 1.0%
KT&G Corp.*	33,582	2,124,182
Spain — 9.0%
Enagas	448,700	9,907,870
Red Electrica de Espana	166,700	8,497,817
		18,405,687
Switzerland — 9.2%
Lindt & Spruengli AG	1,240	2,320,128
Nestle S.A.	198,910	7,876,467
Novartis AG	41,800	2,093,405
Roche Holding AG	43,189	6,686,396
		18,976,396
United Kingdom — 17.0%
BG Group Plc	223,543	3,094,189
British American Tobacco Plc	422,125	10,927,334
Diageo Plc	254,256	3,572,515
Imperial Tobacco Group Plc	218,175	5,827,674
Reckitt Benckiser Group Plc	129,341	4,846,531
Tesco Plc	1,284,568	6,688,786
		34,957,029
United States — 7.1%
Philip Morris International, Inc.	269,078	11,707,584
Synthes, Inc.	22,200	2,782,430
		14,490,014
TOTAL COMMON STOCKS (Cost $243,288,425)		197,414,171
WARRANTS — 0.0%
Reinet Investments SCA*
(Cost $0)	4,983	1,177

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

INTERNATIONAL EQUITY FUND

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 3.8%
BlackRock Liquidity Funds TempCash - Institutional Shares	3,900,139	$3,900,139
BlackRock Liquidity Funds TempFund - Institutional Shares	3,900,139	3,900,139
TOTAL SHORT-TERM INVESTMENTS (Cost $7,800,278)		7,800,278
TOTAL INVESTMENTS — 100.0% (Cost $251,088,703)		$205,215,626

†  See Security Valuation Note.

*  Non-income producing security.

ADR — American Depository Receipt.

Plc — Public Limited Company.

COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value	Value†
Agriculture	18.2%	$35,950,039
Banks	5.0%	9,886,984
Beverages	6.3%	12,337,186
Chemicals	1.4%	2,782,821
Commercial Services	4.0%	7,822,936
Diversified Financial Services	2.6%	5,165,598
Diversified Operations	1.0%	1,868,254
Electric	5.4%	10,620,986
Food	13.7%	27,022,798
Gas	5.0%	9,907,870
Healthcare Products	3.4%	6,605,017
Household Products & Wares	3.9%	7,721,108
Insurance	5.3%	10,523,866
Investment Companies	—%	48,486
Oil & Gas	7.4%	14,648,494
Oil & Gas Services	4.2%	8,347,442
Pharmaceuticals	7.7%	15,241,973
Telecommunications	4.2%	8,275,466
Toys, Games & Hobbies	1.3%	2,636,847
	100.0%	$197,414,171

Summary of inputs used to value the Fund's net assets as of December 31, 2008 is as follows (See Security Valuation Note):

Valuation Inputs	Investments in Securities (Market Value)
Level 1 — Quoted Prices	$54,237,244
Level 2 — Other Significant Observable Inputs	150,978,382
Level 3 — Significant Unobservable Inputs	—
Total	$205,215,626

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

REIT FUND

	Number of Shares	Value†
REAL ESTATE INVESTMENT TRUSTS — 98.5%
Apartments — 16.6%
American Campus Communities, Inc.	32,775	$671,232
AvalonBay Communities, Inc.	21,400	1,296,412
Camden Property Trust	12,300	385,482
Equity Residential	59,200	1,765,344
Essex Property Trust, Inc.	9,900	759,825
UDR, Inc.	10,300	142,037
		5,020,332
Building & Real Estate — 0.6%
National Retail Properties, Inc.	10,400	178,776
Healthcare — 15.8%
HCP, Inc.	53,500	1,485,695
Health Care REIT, Inc.	27,550	1,162,610
Nationwide Health Properties, Inc.	27,300	784,056
Ventas, Inc.	40,300	1,352,871
		4,785,232
Hotels & Resorts — 3.0%
Host Hotels & Resorts, Inc.	120,919	915,357
Industrial — 5.5%
AMB Property Corp.	43,625	1,021,698
EastGroup Properties, Inc.	9,100	323,778
Equity Lifestyle Properties, Inc.	8,700	333,732
		1,679,208
Mixed Industrial/Office — 14.7%
Digital Realty Trust, Inc.	40,000	1,314,000
Entertainment Properties Trust	10,000	298,000
Liberty Property Trust	26,200	598,146
Vornado Realty Trust	22,600	1,363,910
Washington Real Estate Investment Trust	30,900	874,470
		4,448,526
Office Property — 12.8%
Alexandria Real Estate Equities, Inc.	17,875	1,078,577
Boston Properties, Inc.	23,900	1,314,500
Brandywine Realty Trust	17,000	131,070
Corporate Office Properties Trust	23,100	709,170
Douglas Emmett, Inc.	50,300	656,918
		3,890,235
Regional Malls — 11.3%
Simon Property Group, Inc.	51,300	2,725,569
Taubman Centers, Inc.	28,100	715,426
		3,440,995
Storage & Warehousing — 7.7%
Public Storage	29,415	2,338,492

	Number of Shares	Value†
Strip Centers — 10.5%
Acadia Realty Trust	21,100	$301,097
Developers Diversified Realty Corp.	14,900	72,712
Federal Realty Investment Trust	16,000	993,280
Regency Centers Corp.	25,850	1,207,195
Tanger Factory Outlet Centers, Inc.	16,400	616,968
		3,191,252
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $40,199,912)		29,888,405
SHORT-TERM INVESTMENTS — 1.5%
BlackRock Liquidity Funds TempCash - Institutional Shares	222,271	222,271
BlackRock Liquidity Funds TempFund - Institutional Shares	222,270	222,270
TOTAL SHORT-TERM INVESTMENTS (Cost $444,541)		444,541
TOTAL INVESTMENTS — 100.0% (Cost $40,644,453)		$30,332,946

†  See Security Valuation Note.

Summary of inputs used to value the Fund's net assets as of December 31, 2008 is as follows (See Security Valuation Note):

Valuation Inputs	Investments in Securities (Market Value)
Level 1 — Quoted Prices	$30,332,946
Level 2 — Other Significant Observable Inputs	—
Level 3 — Significant Unobservable Inputs	—
Total	$30,332,946

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

LARGE CORE GROWTH FUND

	Number of Shares	Value†
COMMON STOCKS — 98.5%
Aerospace & Defense — 1.3%
Lockheed Martin Corp.	15,360	$1,291,469
Banks — 6.8%
JPMorgan Chase & Co.	60,830	1,917,970
PNC Financial Services Group, Inc.	49,603	2,430,547
State Street Corp.	28,308	1,113,353
The Goldman Sachs Group, Inc.	15,589	1,315,556
		6,777,426
Biotechnology — 6.7%
Celgene Corp.*	48,730	2,693,794
Gilead Sciences, Inc.*	77,470	3,961,816
		6,655,610
Chemicals — 2.5%
Praxair, Inc.	41,530	2,465,221
Commercial Services — 2.6%
Apollo Group, Inc., Class A*	34,075	2,610,826
Computers — 8.2%
Apple, Inc.*	12,010	1,025,054
EMC Corp.*	202,722	2,122,499
Hewlett-Packard Co.	55,934	2,029,845
International Business Machines Corp.	35,220	2,964,115
		8,141,513
Cosmetics & Personal Care — 2.5%
Procter & Gamble Co.	40,560	2,507,419
Distribution & Wholesale — 0.9%
Fastenal Co.	26,410	920,389
Electronics — 3.0%
Thermo Fisher Scientific, Inc.*	87,793	2,991,108
Energy — Alternate Sources — 2.4%
First Solar, Inc.*	17,640	2,433,614
Engineering & Construction — 0.6%
Foster Wheeler Ltd.*	25,530	596,891
Healthcare Products — 2.2%
Covidien Ltd.	39,320	1,424,957
St. Jude Medical, Inc.*	23,150	763,024
		2,187,981
Healthcare Services — 1.3%
Laboratory Corp. of America Holdings*	19,890	1,281,115
Insurance — 7.9%
AON Corp.	53,735	2,454,615
MetLife, Inc.	67,850	2,365,251
The Travelers Cos., Inc.	66,453	3,003,675
		7,823,541
Internet — 4.0%
Equinix, Inc.*	26,220	1,394,642
Google, Inc., Class A*	8,300	2,553,495
		3,948,137
Media — 2.3%
The DIRECTV Group, Inc.*	97,820	2,241,056

	Number of Shares	Value†
Oil & Gas — 5.2%
Occidental Petroleum Corp.	17,210	$1,032,428
Petroleo Brasileiro S.A. ADR	92,140	2,256,509
Pioneer Natural Resources Co.	31,230	505,301
Transocean, Inc.*	30,230	1,428,367
		5,222,605
Oil & Gas Services — 1.7%
National-Oilwell Varco, Inc.*	41,960	1,025,502
Weatherford International Ltd.*	62,323	674,335
		1,699,837
Pharmaceuticals — 2.0%
Teva Pharmaceutical Industries Ltd. ADR	47,443	2,019,649
Retail — 17.8%
CVS Caremark Corp.	117,890	3,388,159
GameStop Corp., Class A*	59,774	1,294,705
Kohl's Corp.*	69,120	2,502,144
Lowe's Cos., Inc.	65,370	1,406,762
McDonald's Corp.	54,660	3,399,305
Wal-Mart Stores, Inc.	67,110	3,762,187
Yum! Brands, Inc.	61,950	1,951,425
		17,704,687
Semiconductors — 3.5%
Applied Materials, Inc.	75,013	759,882
Broadcom Corp., Class A*	79,470	1,348,606
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	180,410	1,425,239
		3,533,727
Software — 2.5%
Activision Blizzard, Inc.*	111,340	961,978
Oracle Corp.*	83,720	1,484,355
		2,446,333
Telecommunications — 10.6%
American Tower Corp., Class A*	85,546	2,508,209
Cisco Systems, Inc.*	137,970	2,248,911
NII Holdings, Inc.*	88,520	1,609,294
QUALCOMM, Inc.	116,380	4,169,895
		10,536,309
TOTAL COMMON STOCKS (Cost $131,491,628)		98,036,463
SHORT-TERM INVESTMENTS — 1.5%
BlackRock Liquidity Funds TempCash - Institutional Shares	763,151	763,151
BlackRock Liquidity Funds TempFund - Institutional Shares	763,151	763,151
TOTAL SHORT-TERM INVESTMENTS (Cost $1,526,302)		1,526,302
TOTAL INVESTMENTS — 100.0% (Cost $133,017,930)		$99,562,765

†  See Security Valuation Note.

*  Non-income producing security.

ADR — American Depository Receipt.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

LARGE CORE GROWTH FUND

Summary of inputs used to value the Fund's net assets as of December 31, 2008 is as follows (See Security Valuation Note):

Valuation Inputs	Investments in Securities (Market Value)
Level 1 — Quoted Prices	$99,562,765
Level 2 — Other Significant Observable Inputs	—
Level 3 — Significant Unobservable Inputs	—
Total	$99,562,765

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

LARGE CORE VALUE FUND

	Number of Shares	Value†
COMMON STOCKS — 95.6%
Aerospace & Defense — 5.8%
General Dynamics Corp.	32,650	$1,880,313
Lockheed Martin Corp.	24,114	2,027,505
United Technologies Corp.	49,121	2,632,886
		6,540,704
Agriculture — 1.6%
Philip Morris International, Inc.	41,571	1,808,754
Apparel — 0.6%
NIKE, Inc., Class B	13,289	677,739
Auto Parts & Equipment — 0.7%
Johnson Controls, Inc.	46,245	839,809
Banks — 9.8%
Bank of America Corp.	126,603	1,782,570
JPMorgan Chase & Co.	85,506	2,696,004
PNC Financial Services Group, Inc.	27,123	1,329,027
The Goldman Sachs Group, Inc.	9,745	822,381
U.S. Bancorp	64,773	1,619,973
Wells Fargo & Co.	92,928	2,739,517
		10,989,472
Biotechnology — 2.1%
Amgen, Inc.*	41,500	2,396,625
Chemicals — 1.1%
Air Products & Chemicals, Inc.	13,978	702,674
The Dow Chemical Co.	33,884	511,310
		1,213,984
Coal — 0.5%
Peabody Energy Corp.	25,444	578,851
Computers — 4.3%
Hewlett-Packard Co.	69,353	2,516,820
International Business Machines Corp.	27,449	2,310,108
		4,826,928
Diversified Financial Services — 1.5%
Franklin Resources, Inc.	26,118	1,665,806
Electric — 5.7%
Edison International	52,003	1,670,336
FirstEnergy Corp.	41,042	1,993,820
PG&E Corp.	14,425	558,392
Public Service Enterprise Group, Inc.	75,144	2,191,951
		6,414,499
Electrical Components & Equipment — 0.5%
Emerson Electric Co.	16,320	597,475
Electronics — 0.5%
Thermo Fisher Scientific, Inc.*	16,195	551,764
Environmental Control — 0.8%
Waste Management, Inc.	28,025	928,748
Food — 5.2%
Nestle SA ADR	77,454	3,074,924
The Kroger Co.	105,000	2,773,050
		5,847,974

	Number of Shares	Value†
Healthcare Products — 3.3%
Boston Scientific Corp.*	75,301	$582,830
Johnson & Johnson	52,000	3,111,160
		3,693,990
Healthcare Services — 0.9%
Aetna, Inc.	37,203	1,060,285
Household Products & Wares — 1.6%
Kimberly-Clark Corp.	35,000	1,845,900
Insurance — 8.9%
AFLAC, Inc.	54,506	2,498,555
Chubb Corp.	46,246	2,358,546
MetLife, Inc.	64,807	2,259,172
The Travelers Cos., Inc.	64,545	2,917,434
		10,033,707
Iron & Steel — 0.5%
Nucor Corp.	12,351	570,616
Machinery — Construction & Mining — 1.1%
Caterpillar, Inc.	28,545	1,275,105
Machinery — Diversified — 0.6%
Deere & Co.	18,788	719,956
Media — 4.0%
Comcast Corp., Class A	115,052	1,942,078
The Walt Disney Co.	55,000	1,247,950
Time Warner, Inc.	130,000	1,307,800
		4,497,828
Mining — 0.7%
BHP Billiton Ltd. ADR	19,083	818,661
Miscellaneous Manufacturing — 0.6%
General Electric Co.	43,549	705,494
Oil & Gas — 12.6%
Anadarko Petroleum Corp.	29,315	1,130,093
Apache Corp.	11,313	843,158
Chevron Corp.	36,513	2,700,867
ConocoPhillips	46,625	2,415,175
Devon Energy Corp.	8,574	563,398
Exxon Mobil Corp.	38,616	3,082,715
Occidental Petroleum Corp.	35,221	2,112,908
Transocean, Inc.*	10,323	487,762
XTO Energy, Inc.	23,298	821,720
		14,157,796
Oil & Gas Services — 0.5%
Schlumberger Ltd.	13,557	573,868
Pharmaceuticals — 6.0%
Abbott Laboratories	15,910	849,117
Merck & Co., Inc.	50,000	1,520,000
Pfizer, Inc.	144,288	2,555,340
Schering-Plough Corp.	104,000	1,771,120
		6,695,577

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

LARGE CORE VALUE FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Retail — 6.0%
Best Buy Co., Inc.	48,000	$1,349,280
CVS Caremark Corp.	77,849	2,237,380
Staples, Inc.	80,950	1,450,624
TJX Cos., Inc.	26,975	554,876
Wal-Mart Stores, Inc.	19,998	1,121,088
		6,713,248
Telecommunications — 6.0%
AT&T, Inc.	107,504	3,063,864
Cisco Systems, Inc.*	35,858	584,486
Verizon Communications, Inc.	89,987	3,050,559
		6,698,909
Transportation — 1.6%
Burlington Northern Santa Fe Corp.	23,431	1,773,961
TOTAL COMMON STOCKS (Cost $133,254,484)		107,714,033
REAL ESTATE INVESTMENT TRUSTS — 2.0%
Apartments — 0.7%
AvalonBay Communities, Inc.	13,335	807,834
Office Property — 0.6%
Boston Properties, Inc.	12,225	672,375
Regional Malls — 0.7%
Simon Property Group, Inc.	13,895	738,241
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $3,804,656)		2,218,450
SHORT-TERM INVESTMENTS — 2.4%
BlackRock Liquidity Funds TempCash - Institutional Shares	1,332,967	1,332,967
BlackRock Liquidity Funds TempFund - Institutional Shares	1,332,967	1,332,967
TOTAL SHORT-TERM INVESTMENTS (Cost $2,665,934)		2,665,934
TOTAL INVESTMENTS — 100.0% (Cost $139,725,074)		$112,598,417

†  See Security Valuation Note.

*  Non-income producing security.

ADR — American Depository Receipt.

Summary of inputs used to value the Fund's net assets as of December 31, 2008 is as follows (See Security Valuation Note):

Valuation Inputs	Investments in Securities (Market Value)
Level 1 — Quoted Prices	$112,598,417
Level 2 — Other Significant Observable Inputs	—
Level 3 — Significant Unobservable Inputs	—
Total	$112,598,417

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

SMID CAP GROWTH FUND

	Number of Shares	Value†
COMMON STOCKS — 93.0%
Aerospace & Defense — 1.2%
Esterline Technologies Corp.*	1,400	$53,046
Apparel — 0.4%
Deckers Outdoor Corp.*	200	15,974
Biotechnology — 0.6%
Celera Corp.*	2,200	24,486
Chemicals — 1.5%
Ecolab, Inc.	1,300	45,695
Rockwood Holdings, Inc.*	1,700	18,360
		64,055
Commercial Services — 18.9%
Alliance Data Systems Corp.*	800	37,224
Apollo Group, Inc., Class A*	600	45,972
FTI Consulting, Inc.*	800	35,744
Gartner, Inc.*	3,700	65,971
Global Cash Access Holdings, Inc.*	10,354	22,986
Live Nation, Inc.*	7,122	40,880
Monster Worldwide, Inc.*	1,700	20,553
Navigant Consulting, Inc.*	1,900	30,153
Resources Connection, Inc.*	7,533	123,391
TeleTech Holdings, Inc.*	5,567	46,485
The Advisory Board Co.*	1,400	31,220
Total System Services, Inc.	1,500	21,000
VistaPrint Ltd.*	8,376	155,877
Watson Wyatt Worldwide, Inc., Class A	992	47,437
Weight Watchers International, Inc.	1,100	32,362
Wright Express Corp.*	5,200	65,520
		822,775
Computers — 5.3%
IHS, Inc., Class A*	1,500	56,130
SYKES Enterprises, Inc.*	6,745	128,965
Synaptics, Inc.*	2,777	45,987
		231,082
Electrical Components & Equipment — 1.6%
GrafTech International Ltd.*	2,200	18,304
Greatbatch, Inc.*	1,900	50,274
		68,578
Electronics — 3.7%
Dolby Laboratories, Inc., Class A*	1,400	45,864
Mettler-Toledo International, Inc.*	400	26,960
PerkinElmer, Inc.	1,400	19,474
Thomas & Betts Corp.*	700	16,814
Varian, Inc.*	1,600	53,616
		162,728
Engineering & Construction — 1.0%
URS Corp.*	1,100	44,847
Entertainment — 4.0%
Cinemark Holdings, Inc.	2,800	20,804
National CineMedia, Inc.	6,115	62,006
Penn National Gaming, Inc.*	1,400	29,932

	Number of Shares	Value†
Entertainment — (continued)
Regal Entertainment Group, Class A	2,600	$26,546
Shuffle Master, Inc.*	6,800	33,728
		173,016
Hand & Machine Tools — 1.0%
Regal-Beloit Corp.	1,100	41,789
Healthcare Products — 7.1%
Boston Scientific Corp.*	4,400	34,056
DENTSPLY International, Inc.	900	25,416
Gen-Probe, Inc.*	700	29,988
Inverness Medical Innovations, Inc.*	2,334	44,136
Patterson Cos., Inc.*	1,300	24,375
Sirona Dental Systems, Inc.*	3,700	38,850
SonoSite, Inc.*	2,600	49,608
Symmetry Medical, Inc.*	3,800	30,286
Varian Medical Systems, Inc.*	1,000	35,040
		311,755
Healthcare Services — 0.5%
Coventry Health Care, Inc.*	1,500	22,320
Internet — 6.2%
Equinix, Inc.*	500	26,595
GSI Commerce, Inc.*	11,052	116,267
Orbitz Worldwide, Inc.*	6,479	25,138
priceline.com, Inc.*	1,000	73,650
Sapient Corp.*	6,900	30,636
		272,286
Leisure Time — 3.0%
Polaris Industries, Inc.	1,500	42,975
WMS Industries, Inc.*	3,316	89,200
		132,175
Machinery — Diversified — 1.7%
Chart Industries, Inc.*	1,600	17,008
Gardner Denver, Inc.*	2,500	58,350
		75,358
Miscellaneous Manufacturing — 5.5%
Actuant Corp., Class A	3,700	70,374
Acuity Brands, Inc.	611	21,330
ITT Corp.	1,500	68,985
Polypore International, Inc.*	3,300	24,948
SPX Corp.	600	24,330
Textron, Inc.	2,100	29,127
		239,094
Oil & Gas — 4.3%
Concho Resources, Inc.*	2,100	47,922
Goodrich Petroleum Corp.*	1,000	29,950
Helmerich & Payne, Inc.	1,200	27,300
PetroHawk Energy Corp.*	2,300	35,949
Range Resources Corp.	600	20,634
Whiting Petroleum Corp.*	800	26,768
		188,523

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

SMID CAP GROWTH FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Pharmaceuticals — 2.1%
BioMarin Pharmaceuticals, Inc.*	2,700	$48,060
Mylan, Inc.*	4,500	44,505
		92,565
Real Estate — 0.5%
CB Richard Ellis Group, Inc., Class A*	4,900	21,168
Retail — 2.0%
Advance Auto Parts, Inc.	1,200	40,380
GameStop Corp., Class A*	1,000	21,660
Phillips-Van Heusen Corp.	1,200	24,156
		86,196
Semiconductors — 5.3%
Intersil Corp., Class A	3,100	28,489
Microsemi Corp.*	5,315	67,182
PMC-Sierra, Inc.*	19,200	93,312
Silicon Laboratories, Inc.*	1,700	42,126
		231,109
Software — 9.4%
Lawson Software, Inc.*	8,400	39,816
Omniture, Inc.*	8,002	85,141
SkillSoft Plc ADR*	20,730	148,012
Solera Holdings, Inc.*	5,600	134,960
		407,929
Telecommunications — 4.6%
Cbeyond, Inc.*	4,400	70,312
NII Holdings, Inc.*	4,400	79,992
SBA Communications Corp., Class A*	3,100	50,592
		200,896
Transportation — 1.6%
HUB Group, Inc., Class A*	1,200	31,836
Kirby Corp.*	1,400	38,304
		70,140
TOTAL COMMON STOCKS (Cost $5,682,508)		4,053,890
SHORT-TERM INVESTMENTS — 7.0%
BlackRock Liquidity Funds TempCash - Institutional Shares	153,287	153,287
BlackRock Liquidity Funds TempFund - Institutional Shares	153,286	153,286
TOTAL SHORT-TERM INVESTMENTS (Cost $306,573)		306,573
TOTAL INVESTMENTS — 100.0% (Cost $5,989,081)		$4,360,463

†  See Security Valuation Note.

*  Non-income producing security.

ADR — American Depository Receipt.

Plc — Public Limited Company.

Summary of inputs used to value the Fund's net assets as of December 31, 2008 is as follows (See Security Valuation Note):

Valuation Inputs	Investments in Securities (Market Value)
Level 1 — Quoted Prices	$4,360,463
Level 2 — Other Significant Observable Inputs	—
Level 3 — Significant Unobservable Inputs	—
Total	$4,360,463

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

SMID CAP VALUE FUND

	Number of Shares	Value†
COMMON STOCKS — 87.6%
Agriculture — 2.3%
Bunge Ltd.	925	$47,887
Universal Corp.	2,150	64,221
		112,108
Airlines — 2.0%
Alaska Air Group, Inc.*	1,500	43,875
Continental Airlines, Inc., Class B*	1,300	23,478
SkyWest, Inc.	1,500	27,900
		95,253
Auto Parts & Equipment — 0.6%
ArvinMeritor, Inc.	4,900	13,965
Autoliv, Inc.	600	12,876
		26,841
Banks — 4.8%
Central Pacific Financial Corp.	2,300	23,092
Popular, Inc.	3,100	15,996
Susquehanna Bancshares, Inc.	1,900	30,229
Synovus Financial Corp.	2,000	16,600
The South Financial Group, Inc.	3,800	16,416
Trustmark Corp.	2,600	56,134
Webster Financial Corp.	3,000	41,340
Whitney Holding Corp.	1,850	29,581
		229,388
Beverages — 0.9%
The Pepsi Bottling Group, Inc.	2,000	45,020
Building Materials — 0.4%
Quanex Building Products Corp.	1,800	16,866
Chemicals — 4.1%
Arch Chemicals, Inc.	1,500	39,105
Celanese Corp., Series A	2,400	29,832
Chemtura Corp.	9,700	13,580
Cytec Industries, Inc.	2,000	42,440
Methanex Corp.	1,200	13,488
Rockwood Holdings, Inc.*	3,800	41,040
Westlake Chemical Corp.	1,100	17,919
		197,404
Commercial Services — 2.3%
Convergys Corp.*	4,700	30,127
Hertz Global Holdings, Inc.*	4,600	23,322
Kelly Services, Inc., Class A	4,300	55,943
		109,392
Computers — 2.9%
Insight Enterprises, Inc.*	4,300	29,670
Lexmark International, Inc., Class A*	1,300	34,970
SanDisk Corp.*	4,000	38,400
Western Digital Corp.*	2,975	34,064
		137,104
Distribution & Wholesale — 2.7%
Ingram Micro, Inc., Class A*	3,650	48,874
Tech Data Corp.*	1,600	28,544
United Stationers, Inc.*	1,550	51,909
		129,327

	Number of Shares	Value†
Electric — 2.8%
Northeast Utilities	3,100	$74,586
Portland General Electric Co.	1,600	31,152
Reliant Energy, Inc.*	4,700	27,166
		132,904
Electrical Components & Equipment — 0.8%
EnerSys*	3,300	36,300
Electronics — 4.2%
Arrow Electronics, Inc.*	2,900	54,636
AU Optronics Corp. ADR	7,950	61,056
Avnet, Inc.*	2,200	40,062
Benchmark Electronics, Inc.*	3,400	43,418
		199,172
Food — 6.4%
Del Monte Foods Co.	10,700	76,398
Ruddick Corp.	3,025	83,641
Smithfield Foods, Inc.*	5,000	70,350
SUPERVALU, Inc.	2,400	35,040
Tyson Foods, Inc., Class A	4,500	39,420
		304,849
Gas — 1.4%
Atmos Energy Corp.	2,850	67,545
Hand & Machine Tools — 0.9%
Regal-Beloit Corp.	1,100	41,789
Healthcare Services — 4.1%
AMERIGROUP Corp.*	2,350	69,372
LifePoint Hospitals, Inc.*	2,175	49,677
Molina Healthcare, Inc.*	1,500	26,415
Universal Health Services, Inc., Class B	1,300	48,841
		194,305
Home Builders — 0.9%
Thor Industries, Inc.	3,300	43,494
Insurance — 9.0%
Arch Capital Group Ltd.*	975	68,347
Aspen Insurance Holdings Ltd.	3,600	87,300
Fidelity National Financial, Inc., Class A	2,500	44,375
Old Republic International Corp.	2,400	28,608
PartnerRe Ltd.	575	40,980
Platinum Underwriters Holdings Ltd.	2,550	92,004
Reinsurance Group of America, Inc.	625	26,763
StanCorp Financial Group, Inc.	1,000	41,770
		430,147
Iron & Steel — 1.3%
Reliance Steel & Aluminum Co.	2,200	43,868
Steel Dynamics, Inc.	1,500	16,770
		60,638
Leisure Time — 1.2%
Callaway Golf Co.	6,225	57,830

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

SMID CAP VALUE FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Lodging — 0.4%
Boyd Gaming Corp.	4,200	$19,866
Machinery — Construction & Mining — 1.8%
Terex Corp.*	4,850	84,002
Machinery — Diversified — 1.7%
Briggs & Stratton Corp.	2,700	47,493
Gardner Denver, Inc.*	1,500	35,010
		82,503
Media — 0.2%
Gannett Co., Inc.	1,400	11,200
Metal Fabricate/Hardware — 2.5%
Commercial Metals Co.	4,700	55,789
Mueller Industries, Inc.	2,600	65,208
		120,997
Miscellaneous Manufacturing — 1.7%
Acuity Brands, Inc.	900	31,419
AptarGroup, Inc.	1,125	39,645
Cooper Industries Ltd., Class A	400	11,692
		82,756
Oil & Gas — 5.5%
Cimarex Energy Co.	2,325	62,263
Denbury Resources, Inc.*	3,000	32,760
Frontier Oil Corp.	4,900	61,887
Helmerich & Payne, Inc.	2,025	46,069
Whiting Petroleum Corp.*	1,775	59,392
		262,371
Oil & Gas Services — 0.8%
Oil States International, Inc.*	1,950	36,446
Packaging and Containers — 1.7%
Owens-Illinois, Inc.*	1,775	48,511
Sonoco Products Co.	1,375	31,845
		80,356
Pharmaceuticals — 0.9%
Omnicare, Inc.	1,625	45,110
Retail — 4.0%
AutoNation, Inc.*	1,600	15,808
Foot Locker, Inc.	6,350	46,609
J.C. Penney Co., Inc.	2,650	52,205
Limited Brands, Inc.	2,350	23,594
The Men's Wearhouse, Inc.	4,050	54,837
		193,053
Savings & Loans — 2.6%
Astoria Financial Corp.	1,100	18,128
First Niagara Financial Group, Inc.	2,300	37,191
Provident Financial Services, Inc.	1,200	18,360
Washington Federal, Inc.	3,450	51,612
		125,291

	Number of Shares	Value†
Semiconductors — 2.9%
Amkor Technology, Inc.*	4,800	$10,464
Siliconware Precision Industries Co. ADR	15,000	66,900
Teradyne, Inc.*	7,500	31,650
Zoran Corp.*	4,200	28,686
		137,700
Telecommunications — 1.3%
Anixter International, Inc.*	1,175	35,391
CommScope, Inc.*	1,650	25,641
		61,032
Textiles — 0.8%
Mohawk Industries, Inc.*	900	38,673
Transportation — 2.1%
Arkansas Best Corp.	1,275	38,390
Con-way, Inc.	1,350	35,910
Werner Enterprises, Inc.	1,500	26,010
		100,310
Trucking and Leasing — 0.7%
GATX Corp.	1,100	34,067
TOTAL COMMON STOCKS (Cost $5,462,143)		4,183,409
REAL ESTATE INVESTMENT TRUSTS — 4.1%
Apartments — 1.5%
Home Properties, Inc.	1,050	42,630
Mid-America Apartment Communities, Inc.	850	31,586
		74,216
Hotels & Resorts — 0.3%
Sunstone Hotel Investors, Inc.	2,200	13,618
Mixed Industrial/Office — 0.9%
Digital Realty Trust, Inc.	1,300	42,705
Office Property — 0.6%
Alexandria Real Estate Equities, Inc.	500	30,170
Regional Malls — 0.3%
Taubman Centers, Inc.	500	12,730
Strip Centers — 0.5%
Tanger Factory Outlet Centers, Inc.	600	22,572
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $274,728)		196,011

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

SMID CAP VALUE FUND

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 8.3%
BlackRock Liquidity Funds TempCash - Institutional Shares	198,767	$198,767
BlackRock Liquidity Funds TempFund - Institutional Shares	198,767	198,767
TOTAL SHORT-TERM INVESTMENTS (Cost $397,534)		397,534
TOTAL INVESTMENTS — 100.0% (Cost $6,134,405)		$4,776,954

†  See Security Valuation Note.

*  Non-income producing security.

ADR — American Depository Receipt.

Summary of inputs used to value the Fund's net assets as of December 31, 2008 is as follows (See Security Valuation Note):

Valuation Inputs	Investments in Securities (Market Value)
Level 1 — Quoted Prices	$4,776,954
Level 2 — Other Significant Observable Inputs	—
Level 3 — Significant Unobservable Inputs	—
Total	$4,776,954

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

EMERGING MARKETS FUND

	Number of Shares	Value†
COMMON STOCKS — 94.1%
Brazil — 9.2%
Banco Bradesco S.A. (Preference)	9,600	$92,995
Banco Bradesco S.A. ADR	31,700	312,879
Banco do Brasil S.A.	14,900	93,796
Banco Itau Holding Financeira S.A. ADR	36,300	421,080
Companhia de Bebidas das Americas ADR	7,000	310,170
Companhia Vale do Rio Doce ADR	64,100	682,665
Cyrela Brazil Realty S.A.	30,500	120,326
NET Servicos de Comunicacao S.A.*	51,300	292,357
PDG Realty SA Empreendimentos e Participacoes	21,600	103,276
Perdigao S.A.	27,200	346,882
Petroleo Brasileiro S.A.	27,000	264,442
Petroleo Brasileiro S.A. ADR	35,400	722,514
Unibanco Holdings S.A.	11,000	70,047
Unibanco Holdings S.A. GDR	8,970	579,641
Usinas Siderurgicas de Minas Gerais S.A. (Preference)	7,600	165,623
Vivo Participacoes S.A. ADR	10,800	135,432
		4,714,125
Colombia — 0.7%
Bancolombia S.A. ADR	15,100	352,585
Czech Republic — 2.4%
CEZ	13,109	557,686
Komercni Banka, A.S.	2,271	369,974
Telefonica O2 Czech Republic A.S.	14,021	322,624
		1,250,284
Hong Kong — 18.6%
Anhui Conch Cement Co. Ltd.*	110,000	511,586
Beijing Enterprises Holdings Ltd.	38,000	155,597
BYD Electronic International Co. Ltd.	247,000	87,544
China Coal Energy Co. Ltd., Class H	155,000	125,264
China Communications Services Corp. Ltd., Class H	310,000	195,928
China Construction Bank Corp., Class H	1,420,000	790,048
China Life Insurance Co. Ltd.	347,000	1,066,151
China Mobile Ltd.	229,000	2,323,461
China Resources Power Holdings Co. Ltd	150,000	291,650
China Unicom Hong Kong Ltd.	150,000	182,403
Datang International Power Generation Co. Ltd., Class H	360,000	192,138
Dongfeng Motor Co. Ltd.	1,204,000	393,092
Focus Mesia Holding Ltd. ADR*	22,900	208,161
GOME Electrical Appliances Holding Ltd.	3,019,000	436,283
Industrial & Commercial Bank of China, Class H	1,286,000	682,759
Maanshan Iron & Steel Co. Ltd.	556,000	200,139
Petrochina Co. Ltd., Class H	1,012,000	899,321
Ping An Insurance Group Co. of China Ltd., Class H	86,000	422,631
Shanghai Industrial Holdings Ltd.	173,000	398,738
		9,562,894
Hungary — 0.7%
Richter Gedeon Nyrt	2,347	351,470

	Number of Shares	Value†
India — 8.9%
Ambuja Cements Ltd. GDR*	139,002	$199,857
Dr. Reddy's Laboratories Ltd. ADR	13,500	132,300
HDFC Bank Ltd. ADR	15,800	1,127,804
Infosys Technologies Ltd. ADR	25,900	636,363
ITC Ltd. GDR	147,940	521,370
Larsen & Toubro GDR	31,428	499,127
Mahindra & Mahindra Ltd. GDR*	41,042	231,239
Reliance Communications Ltd. GDR	90,000	419,706
Reliance Industries Ltd. GDR*	5,262	266,286
State Bank of India Ltd.	9,795	518,218
Tata Communications Ltd. ADR	2,300	49,151
		4,601,421
Indonesia — 2.8%
Astra International Tbk PT	156,000	153,317
Bank Central Asia Tbk PT	1,043,000	315,396
Bank Mandiri (Persero) Tbk PT	680,500	129,174
Bank Rakyat Indonesia (Persero) Tbk PT	481,000	204,546
Bumi Resources Tbk PT	717,500	60,525
Perusahaan Gas Negara PT	503,500	88,024
Telekomunikasi Indonesia Tbk PT	789,500	504,587
		1,455,569
Luxembourg — 0.7%
Millicom International Cellular S.A.	8,100	363,771
Malaysia — 1.0%
Bumiputra-Commerce Holdings BHD	21,000	35,577
Digi.Com BHD	26,600	167,828
Sime Darby BHD	88,200	133,172
Tenaga Nasional BHD	87,300	158,333
		494,910
Mexico — 6.1%
America Movil, S.A.B. de CV, Series L ADR	37,700	1,168,323
Corporacion GEO, S.A.B. de C.V., Class B*	64,600	72,770
Empresas ICA, S.A.B. de C.V.*	73,500	121,275
Fomento Economico Mexicano S.A.B. de CV ADR	21,500	647,795
Grupo Financiero Banorte, S.A.B. de C.V.	129,492	233,765
Grupo Televisa S.A. ADR	27,700	413,838
Urbi Desarrollos Urbanos, S.A.B. de C.V.*	63,900	87,209
Wal-Mart de Mexico S.A.B. de C.V.	106,700	285,078
Wal-Mart de Mexico S.A.B. de C.V. ADR	4,600	124,200
		3,154,253
Nigeria — 0.1%
Guaranty Trust Bank Plc GDR	12,932	45,003
Panama — 0.7%
Copa Holdings S.A., Class A	12,500	379,000
Poland — 4.2%
Bank Pekao S.A.	15,212	652,558
Bank Zachodni WBK S.A.	5,340	201,456
KGHM Polska Miedz S.A.	4,790	45,703
PBG S.A.*	2,162	143,520
Polimex Mostostal S.A.	42,945	44,385

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

EMERGING MARKETS FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Poland — (continued)
Polish Oil & Gas Co.	34,441	$41,951
Powszechna Kasa Oszczednosci Bank Palski S.A.	57,180	690,497
Telekomunikacja Polska S.A.	53,116	344,984
		2,165,054
Russia — 4.3%
Gazprom OAO ADR	28,256	402,648
LUKOIL ADR	27,311	903,994
Mobile Telesystems OJSC ADR	5,900	157,412
Rosneft Oil Co. GDR*	1,300	4,875
Rosneft Oil Co. OAO GDR	118,700	445,125
Vimpel-Communications OJSC ADR	41,200	294,992
		2,209,046
South Africa — 7.2%
AngloGold Ashanti Ltd.	12,980	360,003
AngloGold Ashanti Ltd. ADR	1,560	43,228
Harmony Gold Mining Co. Ltd.*	21,800	235,992
Harmony Gold Mining Co. Ltd. ADR*	3,900	42,783
Massmart Holdings Ltd.	39,661	363,665
Mr. Price Group Ltd.	88,500	237,398
MTN Group Ltd.	88,168	1,039,514
Naspers Ltd., Class N	29,268	529,466
Raubex Group Ltd.	50,800	119,333
Sasol Ltd.	8,416	255,945
Tiger Brands Ltd.	31,464	487,062
		3,714,389
South Korea — 11.8%
Amorepacific Corp.*	484	253,107
Cheil Industries, Inc.*	9,190	298,630
Cheil Worldwide, Inc.	1,625	253,691
Hyundai Development Co.*	6,090	161,239
Hyundai Motor Co.*	6,378	204,078
KB Financial Group, Inc.*	4,240	113,444
KT&G Corp.*	1,320	83,495
LG Chem Ltd.*	7,040	405,255
LG Electronics, Inc.*	3,134	190,306
LG Telecom Ltd.*	11,480	91,370
NHN Corp.*	5,447	575,826
Samsung Electronics Co. Ltd.	3,740	1,363,568
Samsung Electronics Co. Ltd. (Preference)	875	181,823
Samsung Fire & Marine Insurance Co. Ltd.	2,848	432,781
Shinhan Financial Group Co. Ltd.*	11,690	278,156
SK Telecom Co. Ltd.	3,032	503,970
SK Telecom Co. Ltd. ADR	6,200	112,716
SSCP Co. Ltd.*	12,015	70,276
Woongjin Coway Co. Ltd.*	24,150	517,894
		6,091,625
Taiwan — 7.4%
Acer, Inc.	239,000	312,650
ASUSTeK Computer, Inc.	291,936	329,448
Cathay Financial Holding Co. Ltd.	253,000	285,045
Chinatrust Financial Holding Co. Ltd.	517,859	221,640

	Number of Shares	Value†
Taiwan — (continued)
Chunghwa Telecom Co. Ltd.	138,620	$223,290
First Financial Holding Co. Ltd.	317,000	169,334
HON HAI Precision Industry Co. Ltd.	238,500	470,265
HTC Corp.	40,000	401,514
Taiwan Fertilizer Co. Ltd.	27,000	43,254
Taiwan Semiconductor Manufacturing Co. Ltd.	597,000	814,595
Wistron Corp.	138,000	105,448
Yuanta Financial Holding Co. Ltd.	918,000	417,972
		3,794,455
Thailand — 1.7%
Advanced Info Service PCL	69,800	157,542
Bangkok Bank PCL	78,400	157,520
Kasikornbank PCL	141,200	184,648
Kasikornbank PCL	2,800	3,672
PTT Exploration & Production PCL	43,800	134,909
PTT PCL	20,100	99,402
Siam Commercial Bank PCL	88,500	124,684
		862,377
Turkey — 4.5%
Akbank T.A.S.	144,081	453,944
Anadolu Efes Biracilik Ve Malt Sanayii A.S.	36,860	247,523
Haci Omer Sabanci Hodling A.S.	84,537	194,499
Turkcell Iletisim Hizmet A.S.	87,211	504,208
Turkiye Garanti Bankasi A.S.*	328,485	565,411
Turkiye Halk Bankasi A.S.	54,114	161,978
Turkiye Is Bankasi, Class C	77,814	211,897
		2,339,460
United Kingdom — 1.1%
SABMiller Plc	32,067	562,377
TOTAL COMMON STOCKS (Cost $70,620,989)		48,464,068
SHORT-TERM INVESTMENTS — 5.9%
BlackRock Liquidity Funds TempCash - Institutional Shares	1,523,013	1,523,013
BlackRock Liquidity Funds TempFund - Institutional Shares	1,523,012	1,523,012
TOTAL SHORT-TERM INVESTMENTS (Cost $3,046,025)		3,046,025
TOTAL INVESTMENTS — 100.0% (Cost $73,667,014)		$51,510,093

†  See Security Valuation Note.

*  Non-income producing security.

ADR — American Depository Receipt

GDR — Global Depository Receipt

OJSC — Open Joint Stock Company

PCL — Public Company Limited

Plc — Public Limited Company

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

EMERGING MARKETS FUND

COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value	Value†
Advertising	0.9%	$461,852
Agriculture	1.2%	604,865
Airlines	0.8%	379,000
Auto Manufacturers	1.7%	828,409
Banks	19.7%	9,549,787
Beverages	3.6%	1,767,865
Building Materials	1.5%	711,443
Chemicals	1.4%	684,408
Coal	0.4%	185,789
Computers	2.4%	1,149,060
Cosmetics & Personal Care	0.5%	253,107
Diversified Financial Services	3.0%	1,434,311
Electric	2.5%	1,199,807
Electrical Components & Equipment	0.6%	277,850
Electronics	1.0%	470,265
Engineering & Construction	1.9%	927,640
Environmental Control	1.1%	517,894
Food	1.7%	833,944
Gas	0.2%	88,024
Holding Companies	1.8%	882,006
Home Builders	0.7%	321,218
Insurance	4.5%	2,206,608
Internet	1.2%	575,826
Iron & Steel	0.4%	200,139
Media	2.5%	1,235,661
Mining	2.9%	1,410,374
Miscellaneous Manufacturing	0.6%	298,630
Oil & Gas	9.2%	4,441,412
Pharmaceuticals	1.0%	483,770
Real Estate	0.5%	223,602
Retail	3.3%	1,599,941
Semiconductors	4.9%	2,359,986
Software	1.3%	636,363
Telecommunications	19.1%	9,263,212
	100.0%	$48,464,068

Summary of inputs used to value the Fund's net assets as of December 31, 2008 is as follows (See Security Valuation Note):

Valuation Inputs	Investments in Securities (Market Value)
Level 1 — Quoted Prices	$20,203,472
Level 2 — Other Significant Observable Inputs	31,306,621
Level 3 — Significant Unobservable Inputs	—
Total	$51,510,093

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — 91.1%
Advertising — 0.1%
Harte-Hanks, Inc.	400	$2,496
inVentiv Health, Inc.*	293	3,381
Marchex Inc., Class B	430	2,507
		8,384
Aerospace & Defense — 1.7%
AAR Corp.*	411	7,566
AeroVironment, Inc.*	148	5,448
Argon ST, Inc.*	185	3,489
Cubic Corp.	165	4,488
Curtiss-Wright Corp.	456	15,226
Ducommun, Inc.	177	2,956
Esterline Technologies Corp.*	292	11,064
GenCorp, Inc.*	637	2,344
HEICO Corp.	228	8,853
Herley Industries, Inc.*	285	3,500
Kaman Corp.	266	4,823
LMI Aerospace, Inc.*	100	1,137
Moog, Inc., Class A*	441	16,127
National Presto Industries, Inc.	63	4,851
Orbital Sciences Corp.*	657	12,831
Teledyne Technologies, Inc.*	372	16,573
TransDigm Group, Inc.*	325	10,910
Triumph Group, Inc.	174	7,388
		139,574
Agriculture — 0.4%
Alico, Inc.	38	1,558
Alliance One International, Inc.*	1,147	3,372
Cadiz, Inc.*	263	3,290
Griffin Land & Nurseries, Inc.	40	1,474
Star Scientific, Inc.*	600	2,298
Tejon Ranch Co.*	143	3,538
The Andersons, Inc.	148	2,439
Universal Corp.	260	7,766
Vector Group Ltd.	280	3,814
		29,549
Airlines — 1.0%
AirTran Holdings, Inc.*	1,170	5,195
Alaska Air Group, Inc.*	401	11,729
Allegiant Travel Co.*	160	7,771
Hawaiian Holdings, Inc.*	622	3,968
JetBlue Airways Corp.*	1,727	12,262
Republic Airways Holdings, Inc.*	563	6,007
SkyWest, Inc.	581	10,807
UAL Corp.*	1,303	14,359
US Airways Group, Inc.*	1,120	8,658
		80,756
Apparel — 1.2%
American Apparel, Inc.*	574	1,142
Carter's, Inc.*	565	10,882
Cherokee, Inc.	100	1,735
Columbia Sportswear Co.	120	4,244
Crocs, Inc.*	1,103	1,368

	Number of Shares	Value†
Apparel — (continued)
Deckers Outdoor Corp.*	134	$10,703
G-III Apparel Group Ltd.*	100	639
Iconix Brand Group, Inc.*	514	5,027
K-Swiss, Inc., Class A	274	3,124
Maidenform Brands, Inc.*	338	3,431
Oxford Industries, Inc.	208	1,824
Quiksilver, Inc.*	1,094	2,013
Skechers U.S.A., Inc., Class A*	283	3,628
Steven Madden Ltd.*	195	4,157
The Warnaco Group, Inc.*	449	8,814
Timberland Co., Class A*	413	4,770
True Religion Apparel, Inc.*	187	2,326
Under Armour, Inc., Class A*	345	8,225
Unifi, Inc.*	461	1,300
Volcom, Inc.*	267	2,910
Weyco Group, Inc.	100	3,305
Wolverine World Wide, Inc.	485	10,204
		95,771
Auto Manufacturers — 0.1%
Force Protection, Inc.*	700	4,186
Wabash National Corp.	563	2,533
		6,719
Auto Parts & Equipment — 0.4%
American Axle & Manufacturing Holdings, Inc.	906	2,618
ArvinMeritor, Inc.	618	1,761
ATC Technology Corp.*	199	2,911
Commercial Vehicle Group, Inc.*	447	416
Cooper Tire & Rubber Co.	511	3,148
Dana Holding Corp.*	872	645
Dorman Products, Inc.*	128	1,690
Exide Technologies*	640	3,386
Fuel Systems Solutions, Inc.*	104	3,407
Hayes Lemmerz International, Inc.*	1,830	824
Lear Corp.*	542	764
Modine Manufacturing Co.	272	1,325
Spartan Motors, Inc.	300	1,419
Superior Industries International, Inc.	266	2,798
Tenneco, Inc.*	405	1,195
Titan International, Inc.	294	2,425
Visteon Corp.*	1,454	509
		31,241
Banks — 8.6%
1st Source Corp.	226	5,340
Ameris Bancorp	100	1,185
Ames National Corp.	69	1,831
Arrow Financial Corp.	204	5,129
BancFirst Corp.	105	5,557
Banco Latinoamericano de Exportaciones S.A., Class E	267	3,834
BancTrust Financial Group, Inc.	162	2,391
Bank Mutual Corp.	455	5,251
Bank of the Ozarks, Inc.	135	4,001
Banner Corp.	151	1,421

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Banks — (continued)
Boston Private Financial Holdings, Inc.	600	$4,104
Bryn Mawr Bank Corp.	80	1,608
Camden National Corp.	148	3,993
Capital City Bank Group, Inc.	119	3,242
Capitol Bancorp Ltd.	132	1,030
Cardinal Financial Corp.	300	1,707
Cascade Bancorp	200	1,350
Cass Information Systems, Inc.	100	3,046
Cathay General Bancorp	503	11,946
CenterState Banks of Florida, Inc.	100	1,699
Central Pacific Financial Corp.	455	4,568
Chemical Financial Corp.	238	6,635
Citizens & Northern Corp.	90	1,778
Citizens Republic Bancorp, Inc.	1,327	3,954
City Bank	100	520
City Holding Co.	159	5,530
CoBiz Financial, Inc.	200	1,948
Columbia Banking System, Inc.	337	4,020
Community Bank System, Inc.	313	7,634
Community Trust Bancorp, Inc.	147	5,402
CVB Financial Corp.	679	8,080
East West Bancorp, Inc.	649	10,365
Enterprise Financial Services Corp.	100	1,524
F.N.B. Corp.	874	11,537
Farmers Capital Bank Corp.	71	1,734
Financial Institutions, Inc.	280	4,018
First Bancorp	100	1,835
First Bancorp, Inc.	100	1,989
First BanCorp.	744	8,288
First Busey Corp.	331	6,037
First Commonwealth Financial Corp.	926	11,464
First Community Bancshares, Inc.	92	3,208
First Financial Bancorp	377	4,671
First Financial Bankshares, Inc.	221	12,201
First Financial Corp.	116	4,755
First Merchants Corp.	240	5,330
First Midwest Bancorp, Inc.	481	9,606
FirstMerit Corp.	837	17,234
Frontier Financial Corp.	514	2,241
Glacier Bancorp, Inc.	633	12,040
Green Bankshares, Inc.	120	1,626
Guaranty Bancorp*	869	1,738
Hancock Holding Co.	278	12,638
Hanmi Financial Corp.	400	824
Harleysville National Corp.	430	6,209
Heartland Financial USA, Inc.	217	4,468
Heritage Commerce Corp.	100	1,124
Home Bancshares, Inc.	200	5,390
IBERIABANK Corp.	173	8,304
Independent Bank Corp.	180	4,709
International Bancshares Corp.	506	11,046
Lakeland Bancorp, Inc.	439	4,943
Lakeland Financial Corp.	226	5,383
MainSource Financial Group, Inc.	261	4,046
MB Financial, Inc.	344	9,615

	Number of Shares	Value†
Banks — (continued)
Nara Bancorp, Inc.	439	$4,315
National Penn Bancshares, Inc.	774	11,231
NBT Bancorp, Inc.	336	9,395
Old National Bancorp	731	13,275
Old Second Bancorp, Inc.	280	3,248
Oriental Financial Group, Inc.	274	1,658
Pacific Capital Bancorp.	503	8,491
Pacific Continental Corp.	100	1,497
PacWest Bancorp	223	5,999
Park National Corp.	114	8,179
Peapack-Gladstone Financial Corp.	167	4,449
Pennsylvania Commerce Bancorp, Inc.*	100	2,666
Peoples Bancorp, Inc.	236	4,515
Pinnacle Financial Partners, Inc.*	296	8,824
PremierWest Bancorp	200	1,338
PrivateBancorp, Inc.	225	7,304
Prosperity Bancshares, Inc.	424	12,546
Provident Bankshares Corp.	644	6,221
Renasant Corp.	246	4,189
Republic Bancorp, Inc., Class A	100	2,720
S&T Bancorp, Inc.	237	8,413
Sandy Spring Bancorp, Inc.	271	5,916
SCBT Financial Corp.	139	4,796
Seacoast Banking Corp. of Florida	200	1,320
Shore Bancshares, Inc.	212	5,086
Sierra Bancorp	81	1,701
Signature Bank*	356	10,214
Simmons First National Corp., Class A	175	5,157
Smithtown Bancorp, Inc.	252	4,040
Southside Bancshares, Inc.	218	5,123
Southwest Bancorp, Inc.	293	3,797
State Bancorp, Inc.	329	3,204
StellarOne Corp.	279	4,715
Sterling Bancorp	315	4,419
Sterling Bancshares, Inc.	731	4,444
Sterling Financial Corp.	502	4,418
Suffolk Bancorp	143	5,138
Sun Bancorp, Inc.*	200	1,498
Susquehanna Bancshares, Inc.	892	14,192
SVB Financial Group*	283	7,423
SY Bancorp, Inc.	173	4,758
Texas Capital Bancshares, Inc.*	290	3,874
The Colonial BancGroup, Inc.	1,957	4,051
The South Financial Group, Inc.	746	3,223
Tompkins Financial Corp.	100	5,795
TowneBank	270	6,693
Trico Bancshares	127	3,171
TrustCo Bank Corp.	767	7,294
Trustmark Corp.	482	10,406
UCBH Holdings, Inc.	1,204	8,284
UMB Financial Corp.	321	15,774
Umpqua Holdings Corp.	613	8,870
Union Bankshares Corp.	214	5,307
United Bankshares, Inc.	393	13,055
United Community Banks, Inc.	385	5,227

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Banks — (continued)
Univest Corp. of Pennsylvania	172	$5,528
Washington Trust Bancorp, Inc.	197	3,891
WesBanco, Inc.	308	8,381
West Bancorporation, Inc.	200	2,450
West Coast Bancorp	145	956
Westamerica Bancorporation	295	15,089
Western Alliance Bancorp*	200	2,018
Wilshire Bancorp, Inc.	200	1,816
Wintrust Financial Corp.	221	4,546
Yadkin Valley Financial Corp.	125	1,781
		711,186
Beverages — 0.2%
Boston Beer Co., Inc., Class A*	111	3,153
Coca-Cola Bottling Co. Consolidated	44	2,022
Farmer Bros. Co.	73	1,821
Green Mountain Coffee Roasters, Inc.*	156	6,037
Peet's Coffee & Tea, Inc.*	189	4,394
		17,427
Biotechnology — 3.7%
Acorda Therapeutics, Inc.*	370	7,589
Affymax, Inc.*	107	1,069
Alexion Pharmaceuticals, Inc.*	824	29,821
Alnylam Pharmaceuticals, Inc.*	363	8,977
AMAG Pharmaceuticals, Inc.*	153	5,485
American Oriental Bioengineering, Inc.*	594	4,033
Arena Pharmaceuticals, Inc.*	784	3,269
Ariad Pharmaceuticals, Inc.*	1,517	1,289
Arqule, Inc.*	459	1,937
Bio-Rad Laboratories, Inc., Class A*	199	14,987
Cambrex Corp.*	314	1,451
Celera Corp.*	798	8,882
Cell Genesys, Inc.*	1,645	362
Cougar Biotechnology, Inc.*	144	3,744
Cubist Pharmaceuticals, Inc.*	557	13,457
Dendreon Corp.*	841	3,852
Discovery Laboratories, Inc.*	1,000	1,120
Emergent BioSolutions, Inc.*	139	3,629
Enzo Biochem, Inc.*	357	1,746
Enzon Pharmaceuticals, Inc.*	529	3,084
Exelixis, Inc.*	934	4,689
Facet Biotech Corp.*	243	2,330
Geron Corp.*	1,118	5,221
GTx, Inc.*	279	4,698
Halozyme Therapeutics, Inc.*	662	3,707
Human Genome Sciences, Inc.*	1,885	3,996
Idera Pharmaceuticals, Inc.*	343	2,634
Immunogen, Inc.*	917	3,934
Immunomedics, Inc.*	734	1,248
Incyte Corp. Ltd.*	585	2,217
InterMune, Inc.*	277	2,931
Lexicon Pharmaceuticals, Inc.*	912	1,277
Ligand Pharmaceuticals, Inc., Class B*	1,489	4,080
Martek Biosciences Corp.	326	9,881

	Number of Shares	Value†
Biotechnology — (continued)
Maxygen, Inc.*	299	$2,667
Momenta Pharmaceuticals, Inc.*	327	3,793
Myriad Genetics, Inc.*	466	30,877
Novavax, Inc.*	678	1,281
NPS Pharmaceuticals, Inc.*	657	4,080
OSI Pharmaceuticals, Inc.*	614	23,977
PDL BioPharma, Inc.	1,217	7,521
Regeneron Pharmaceuticals, Inc.*	616	11,310
Repligen Corp.*	349	1,319
RTI Biologics, Inc.*	516	1,424
Sangamo Biosciences, Inc.*	489	1,702
Seattle Genetics, Inc.*	534	4,774
SEQUENOM, Inc.*	676	13,412
The Medicines Co.*	515	7,586
United Therapeutics Corp.*	235	14,699
XOMA Ltd.*	2,371	1,470
ZymoGenetics, Inc.*	596	1,788
		306,306
Building Materials — 0.7%
AAON, Inc.	228	4,761
Apogee Enterprises, Inc.	245	2,538
Comfort Systems USA, Inc.	336	3,582
Drew Industries, Inc.*	291	3,492
Gibraltar Industries, Inc.	230	2,746
Interline Brands, Inc.*	307	3,263
Louisiana-Pacific Corp.	885	1,381
LSI Industries, Inc.	214	1,470
NCI Building Systems, Inc.*	161	2,624
Quanex Building Products Corp.	300	2,811
Simpson Manufacturing Co., Inc.	373	10,355
Texas Industries, Inc.	248	8,556
Trex Co., Inc.*	266	4,378
U.S. Concrete, Inc.*	464	1,559
Universal Forest Products, Inc.	145	3,902
		57,418
Chemicals — 1.5%
A. Schulman, Inc.	304	5,168
Aceto Corp.	226	2,262
American Vanguard Corp.	329	3,849
Arch Chemicals, Inc.	264	6,882
Balchem Corp.	184	4,583
Ferro Corp.	372	2,623
H.B. Fuller Co.	498	8,023
ICO, Inc.*	332	1,049
Innophos Holdings, Inc.	134	2,655
Innospec, Inc.	307	1,808
Landec Corp.*	200	1,316
Minerals Technologies, Inc.	180	7,362
NewMarket Corp.	114	3,980
Olin Corp.	803	14,518
OM Group, Inc.*	328	6,924
Penford Corp.	121	1,225
PolyOne Corp.*	793	2,498

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Chemicals — (continued)
Quaker Chemical Corp.	148	$2,435
Rockwood Holdings, Inc.*	347	3,748
Sensient Technologies Corp.	467	11,152
ShengdaTech, Inc.*	550	1,936
Solutia, Inc.*	879	3,956
Spartech Corp.	436	2,729
Stepan Co.	82	3,853
Symyx Technologies, Inc.*	445	2,643
W.R. Grace & Co.*	622	3,713
Westlake Chemical Corp.	250	4,073
Zep, Inc.	265	5,117
Zoltek Cos., Inc.*	305	2,742
		124,822
Coal — 0.1%
International Coal Group, Inc.*	1,106	2,544
James River Coal Co.*	220	3,373
Westmoreland Coal Co.*	115	1,276
		7,193
Commercial Services — 5.5%
Aaron Rents, Inc.	452	12,032
ABM Industries, Inc.	451	8,592
Administaff, Inc.	185	4,011
Advance America Cash Advance Centers, Inc.	989	1,869
Albany Molecular Research, Inc.*	282	2,747
American Public Education, Inc.*	110	4,091
AMN Healthcare Services, Inc.*	270	2,284
Arbitron, Inc.	280	3,718
Bankrate, Inc.*	145	5,510
Bowne & Co., Inc.	382	2,246
Capella Education Co.*	149	8,755
CBIZ, Inc.*	584	5,052
CDI Corp.	195	2,523
Cenveo, Inc.*	532	2,367
Chemed Corp.	237	9,425
Coinstar, Inc.*	306	5,970
Consolidated Graphics, Inc.*	120	2,717
Corinthian Colleges, Inc.*	1,038	16,992
Cornell Cos, Inc.*	178	3,309
Corvel Corp.*	81	1,780
CoStar Group, Inc.*	213	7,016
CRA International, Inc.*	122	3,285
Cross Country Healthcare, Inc.*	324	2,848
Deluxe Corp.	557	8,333
Dollar Financial Corp.*	304	3,131
DynCorp International, Inc., Class A*	319	4,839
Electro Rent Corp.	370	4,129
Emergency Medical Services Corp., Class A*	148	5,418
Euronet Worldwide, Inc.*	418	4,853
ExlService Holdings, Inc.*	200	1,714
First Advantage Corp., Class A*	116	1,641
Forrester Research, Inc.*	142	4,006
Gartner, Inc.*	604	10,769
Global Cash Access Holdings, Inc.*	821	1,823

	Number of Shares	Value†
Commercial Services — (continued)
Grand Canyon Education, Inc.*	100	$1,878
Great Lakes Dredge & Dock Corp.	651	2,702
H&E Equipment Services, Inc.*	194	1,496
Healthcare Services Group	457	7,280
Heartland Payment Systems, Inc.	217	3,797
Heidrick & Struggles International, Inc.	162	3,489
Hill International, Inc.*	256	1,802
HMS Holdings Corp.*	260	8,195
Huron Consulting Group, Inc.*	206	11,798
ICF International, Inc.*	75	1,843
Interactive Data Corp.	358	8,828
Jackson Hewitt Tax Service, Inc.	287	4,503
K12, Inc.*	67	1,256
Kelly Services, Inc., Class A	242	3,148
Kendle International, Inc.*	109	2,803
Kenexa Corp.*	217	1,732
Kforce, Inc.*	453	3,479
Korn/Ferry International*	397	4,534
Landauer, Inc.	97	7,110
LECG Corp.*	262	1,758
Live Nation, Inc.*	649	3,725
MAXIMUS, Inc.	188	6,601
McGrath Rentcorp	286	6,109
Midas, Inc.*	100	1,049
Monro Muffler Brake, Inc.	232	5,916
MPS Group, Inc.*	1,003	7,553
Multi-Color Corp.	213	3,370
Navigant Consulting, Inc.*	503	7,983
Net 1 UEPS Technologies, Inc.*	496	6,795
Odyssey Marine Exploration, Inc.*	1,020	3,284
On Assignment, Inc.*	552	3,130
Parexel International Corp.*	560	5,438
PharmaNet Development Group, Inc.*	192	175
PHH Corp.*	554	7,052
Pre-Paid Legal Services, Inc.*	110	4,102
Rent-A-Center, Inc.*	660	11,649
Resources Connection, Inc.*	475	7,780
RiskMetrics Group, Inc.*	210	3,127
Rollins, Inc.	422	7,630
RSC Holdings, Inc.*	496	4,226
Sotheby's	763	6,783
Spherion Corp.*	923	2,040
Standard Parking Corp.*	93	1,799
Steiner Leisure Ltd.*	135	3,985
Stewart Enterprises, Inc., Class A	656	1,975
SuccessFactors, Inc.*	408	2,342
Team, Inc.*	197	5,457
TeleTech Holdings, Inc.*	345	2,881
The Advisory Board Co.*	155	3,457
The GEO Group, Inc.*	523	9,430
The Hackett Group, Inc.*	801	2,339
TNS, Inc.*	216	2,028
TrueBlue, Inc.*	366	3,503
Universal Technical Institute, Inc.*	288	4,945

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Commercial Services — (continued)
Valassis Communications, Inc.*	528	$697
Viad Corp.	221	5,468
VistaPrint Ltd.*	533	9,919
Watson Wyatt Worldwide, Inc., Class A	434	20,754
Wright Express Corp.*	336	4,234
		453,956
Computers — 2.2%
3D Systems Corp.*	200	1,588
3PAR, Inc.*	482	3,678
Agilysys, Inc.	376	1,613
CACI International, Inc., Class A*	325	14,654
Ciber, Inc.*	602	2,896
Cogo Group, Inc.*	306	1,487
Compellent Technologies, Inc.*	200	1,946
Data Domain, Inc.*	352	6,618
Echelon Corp.*	366	2,983
Electronics for Imaging, Inc.*	461	4,407
Hutchinson Technology, Inc.*	320	1,114
iGate Corp.*	200	1,302
Imation Corp.	238	3,230
Immersion Corp.*	300	1,767
Insight Enterprises, Inc.*	418	2,884
Integral Systems, Inc.*	210	2,530
Jack Henry & Associates, Inc.	861	16,712
Magma Design Automation, Inc.*	893	911
Manhattan Associates, Inc.*	397	6,276
Maxwell Technologies, Inc.*	375	1,901
Mentor Graphics Corp.*	798	4,126
Mercury Computer Systems, Inc.*	247	1,559
Micros Systems, Inc.*	849	13,856
MTS Systems Corp.	260	6,926
NCI, Inc., Class A*	100	3,013
Ness Technologies, Inc.*	394	1,686
Netezza Corp.*	365	2,424
NetScout Systems, Inc.*	352	3,034
Palm, Inc.*	943	2,895
Perot Systems Corp., Class A*	999	13,656
Quantum Corp.*	2,961	1,066
Rackable Systems, Inc.*	466	1,836
Radiant Systems, Inc.*	300	1,011
RadiSys Corp.*	423	2,339
Rimage Corp.*	112	1,502
Riverbed Technology, Inc.*	604	6,879
Silicon Storage Technology, Inc.*	1,437	3,291
SRA International, Inc., Class A*	444	7,659
STEC, Inc.*	492	2,096
Stratasys, Inc.*	260	2,795
Super Micro Computer, Inc.*	200	1,266
SYKES Enterprises, Inc.*	351	6,711
Synaptics, Inc.*	335	5,548
Syntel, Inc.	148	3,422
		181,093

	Number of Shares	Value†
Cosmetics & Personal Care — 0.2%
Chattem, Inc.*	171	$12,231
Elizabeth Arden, Inc.*	241	3,039
Inter Parfums, Inc.	151	1,160
		16,430
Distribution & Wholesale — 1.0%
Beacon Roofing Supply, Inc.*	477	6,621
BMP Sunstone Corp.*	262	1,459
Brightpoint, Inc.*	604	2,627
Core-Mark Holding Co., Inc.*	163	3,508
FGX International Holdings Ltd.*	200	2,748
Fossil, Inc.*	481	8,033
Houston Wire & Cable Co.	269	2,504
MWI Veterinary Supply, Inc.*	125	3,370
Owens & Minor, Inc.	436	16,415
Pool Corp.	499	8,967
ScanSource, Inc.*	225	4,336
School Specialty, Inc.*	154	2,944
United Stationers, Inc.*	289	9,679
Watsco, Inc.	232	8,909
		82,120
Diversified Financial Services — 1.7%
Advanta Corp., Class B	641	1,340
BGC Partners, Inc., Class A	391	1,079
Calamos Asset Management, Inc., Class A	236	1,746
Cohen & Steers, Inc.	175	1,923
Diamond Hill Investment Group, Inc.*	23	1,495
Duff & Phelps Corp., Class A*	108	2,065
Encore Capital Group, Inc.*	148	1,066
Evercore Partners, Inc., Class A	116	1,449
FBR Capital Markets Corp.*	314	1,526
FCStone Group, Inc.*	252	1,116
Federal Agricultural Mortgage Corp., Class C	165	578
Financial Federal Corp.	272	6,329
GAMCO Investors, Inc., Class A	101	2,759
GFI Group, Inc.	1,024	3,625
Greenhill & Co., Inc.	177	12,349
Interactive Brokers Group, Inc., Class A*	430	7,693
Kayne Anderson Energy Development Co.	214	1,607
KBW, Inc.*	282	6,486
Knight Capital Group, Inc., Class A*	998	16,118
LaBranche & Co., Inc.*	759	3,636
Ladenburg Thalmann Financial Services, Inc.*	1,200	864
MarketAxess Holdings, Inc.*	501	4,088
National Financial Partners Corp.	357	1,085
Nelnet, Inc., Class A	200	2,866
NewStar Financial, Inc.*	300	1,197
Ocwen Financial Corp.*	326	2,993
optionsXpress Holdings, Inc.	381	5,090
Penson Worldwide, Inc.*	273	2,080
Piper Jaffray Cos.*	175	6,958
Portfolio Recovery Associates, Inc.*	129	4,365
Sanders Morris Harris Group, Inc.	211	1,264
Stifel Financial Corp.*	257	11,784
SWS Group, Inc.	267	5,060

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Diversified Financial Services — (continued)
The First Marblehead Corp.*	1,331	$1,717
TradeStation Group, Inc.*	510	3,290
Westwood Holdings Group, Inc.	101	2,869
World Acceptance Corp.*	142	2,806
		136,361
Electric — 2.5%
Allete, Inc.	255	8,229
Avista Corp.	559	10,833
Black Hills Corp.	462	12,455
Central Vermont Public Service Corp.	203	4,844
CH Energy Group, Inc.	163	8,377
Cleco Corp.	594	13,561
El Paso Electric Co.*	421	7,616
IDACORP, Inc.	447	13,164
ITC Holdings Corp.	509	22,233
MGE Energy, Inc.	220	7,260
NorthWestern Corp.	412	9,670
Ormat Technologies, Inc.	153	4,876
Otter Tail Corp.	348	8,119
Pike Electric Corp.*	200	2,460
PNM Resources, Inc.	859	8,659
Portland General Electric Co.	710	13,824
The Empire District Electric Co.	359	6,318
UIL Holdings Corp.	248	7,447
UniSource Energy Corp.	353	10,364
Westar Energy, Inc.	1,126	23,094
		203,403
Electrical Components & Equipment — 1.0%
Advanced Battery Technologies, Inc.*	523	1,391
Advanced Energy Industries, Inc.*	299	2,975
American Superconductor Corp.*	452	7,372
Belden, Inc.	459	9,584
Capstone Turbine Corp.*	1,978	1,662
Encore Wire Corp.	250	4,740
Ener1, Inc.*	706	5,048
Energy Conversion Devices, Inc.*	454	11,445
EnerSys*	213	2,343
Evergreen Solar, Inc.*	1,156	3,688
GrafTech International Ltd.*	1,277	10,625
Graham Corp.	100	1,082
Greatbatch, Inc.*	203	5,371
InSteel Industries, Inc.	291	3,285
Littelfuse, Inc.*	173	2,872
Powell Industries, Inc.*	99	2,873
Ultralife Corp.*	142	1,904
Universal Display Corp.*	330	3,119
Valence Technology, Inc.*	595	1,083
Vicor Corp.	233	1,540
		84,002
Electronics — 2.2%
American Science & Engineering, Inc.	95	7,026
Analogic Corp.	114	3,110
Axsys Technologies, Inc.*	92	5,047

	Number of Shares	Value†
Electronics — (continued)
Badger Meter, Inc.	155	$4,498
Bel Fuse, Inc., Class B	169	3,583
Benchmark Electronics, Inc.*	705	9,003
Brady Corp., Class A	520	12,454
Checkpoint Systems, Inc.*	337	3,316
China Security & Surveillance Technology, Inc.*	322	1,426
Cogent, Inc.*	442	5,998
Coherent, Inc.*	207	4,442
CTS Corp.	367	2,022
Cymer, Inc.*	322	7,055
Daktronics, Inc.	293	2,742
Dionex Corp.*	182	8,163
Electro Scientific Industries, Inc.*	332	2,254
FARO Technologies, Inc.*	196	3,305
FEI Co.*	386	7,280
ICx Technologies, Inc.*	163	1,289
II-VI, Inc.*	207	3,952
L-1 Identity Solutions, Inc.*	780	5,257
LaBarge, Inc.*	100	1,435
Measurement Specialties, Inc.*	270	1,876
Methode Electronics, Inc.	393	2,649
Microvision, Inc.*	803	1,349
Newport Corp.*	513	3,478
NVE Corp.*	100	2,613
OSI Systems, Inc.*	200	2,770
Park Electrochemical Corp.	174	3,299
Plexus Corp.*	424	7,187
Rofin-Sinar Technologies, Inc.*	315	6,483
Rogers Corp.*	192	5,332
Sanmina-SCI Corp.*	4,700	2,209
Taser International, Inc.*	788	4,161
Technitrol, Inc.	369	1,284
TTM Technologies, Inc.*	403	2,100
Varian, Inc.*	294	9,852
Watts Water Technologies, Inc., Class A	329	8,215
Woodward Governor Co.	610	14,042
Zygo Corp.*	182	1,258
		184,814
Energy — Alternate Sources — 0.1%
Clean Energy Fuels Corp.*	343	2,072
Comverge, Inc.*	258	1,264
FuelCell Energy, Inc.*	600	2,328
GT Solar International, Inc.*	300	867
Headwaters, Inc.*	354	2,389
Plug Power, Inc.*	1,702	1,736
		10,656
Engineering & Construction — 1.0%
Dycom Industries, Inc.*	355	2,918
EMCOR Group, Inc.*	670	15,028
ENGlobal Corp.*	285	926
Exponent, Inc.*	166	4,993
Granite Construction, Inc.	412	18,099
Insituform Technologies, Inc., Class A*	268	5,277
Layne Christensen Co.*	168	4,034

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Engineering & Construction — (continued)
Michael Baker Corp.*	142	$5,241
Orion Marine Group, Inc.*	414	3,999
Perini Corp.*	525	12,275
Stanley, Inc.*	88	3,188
Sterling Construction Co., Inc.*	100	1,854
VSE Corp.	45	1,765
		79,597
Entertainment — 0.6%
Bally Technologies, Inc.*	575	13,817
Churchill Downs, Inc.	114	4,608
Cinemark Holdings, Inc.	320	2,378
National CineMedia, Inc.	404	4,096
Pinnacle Entertainment, Inc.*	548	4,209
Shuffle Master, Inc.*	967	4,796
Speedway Motorsports, Inc.	216	3,480
Steinway Musical Instruments, Inc.*	74	1,296
Vail Resorts, Inc.*	332	8,831
		47,511
Environmental Control — 1.1%
American Ecology Corp.	153	3,095
Calgon Carbon Corp.*	541	8,310
Casella Waste Systems, Inc., Class A*	368	1,501
Clean Harbors, Inc.*	193	12,244
Darling International, Inc.*	705	3,870
Energy Recovery, Inc.*	174	1,319
EnergySolutions, Inc.	260	1,469
Fuel Tech, Inc.*	231	2,446
Met-Pro Corp.	333	4,436
Metalico, Inc.*	381	591
Mine Safety Appliances Co.	324	7,747
Rentech, Inc.*	2,079	1,414
Tetra Tech, Inc.*	582	14,055
Waste Connections, Inc.*	843	26,614
Waste Services, Inc.*	256	1,684
		90,795
Food — 2.5%
American Dairy, Inc.*	84	1,263
Arden Group, Inc., Class A	12	1,512
B&G Foods, Inc., Class A	300	1,620
Cal-Maine Foods, Inc.	114	3,272
Calavo Growers, Inc.	100	1,150
Chiquita Brands International, Inc.*	392	5,794
Diamond Foods, Inc.	187	3,768
Flowers Foods, Inc.	794	19,342
Fresh Del Monte Produce, Inc.*	448	10,044
Great Atlantic & Pacific Tea Co.*	306	1,919
Hain Celestial Group, Inc.*	435	8,304
Imperial Sugar Co.	100	1,434
Ingles Markets, Inc., Class A	204	3,588
J&J Snack Foods Corp.	142	5,095
Lancaster Colony Corp.	214	7,340
Lance, Inc.	295	6,767
M&F Worldwide Corp.*	111	1,715

	Number of Shares	Value†
Food — (continued)
Nash Finch Co.	119	$5,342
Ralcorp Holdings, Inc.*	602	35,157
Ruddick Corp.	500	13,825
Sanderson Farms, Inc.	221	7,638
Seaboard Corp.	4	4,776
Smart Balance, Inc.*	829	5,637
Spartan Stores, Inc.	197	4,580
Tootsie Roll Industries, Inc.	253	6,479
TreeHouse Foods, Inc.*	324	8,826
United Natural Foods, Inc.*	486	8,661
Village Super Market, Inc., Class A	36	2,066
Weis Markets, Inc.	127	4,271
Winn-Dixie Stores, Inc.*	555	8,936
Zhongpin, Inc.*	199	2,388
		202,509
Forest Products & Paper — 0.3%
AbitibiBowater, Inc.*	691	325
Buckeye Technologies, Inc.*	507	1,845
Clearwater Paper Corp.*	116	973
Deltic Timber Corp.	86	3,935
Neenah Paper, Inc.	274	2,422
P.H. Glatfelter Co.	372	3,460
Schweitzer-Mauduit International, Inc.	268	5,365
Wausau Paper Corp.	558	6,384
		24,709
Gas — 1.5%
Chesapeake Utilities Corp.	155	4,879
New Jersey Resources Corp.	427	16,803
Nicor, Inc.	464	16,119
Northwest Natural Gas Co.	273	12,075
Piedmont Natural Gas Co.	779	24,671
South Jersey Industries, Inc.	331	13,190
Southwest Gas Corp.	510	12,862
The Laclede Group, Inc.	218	10,211
WGL Holdings, Inc.	514	16,803
		127,613
Hand & Machine Tools — 0.4%
Baldor Electric Co.	483	8,621
Franklin Electric Co., Inc.	208	5,847
K-Tron International, Inc.*	32	2,557
Regal-Beloit Corp.	319	12,119
Thermadyne Holdings Corp.*	240	1,649
		30,793
Healthcare Products — 4.2%
Abaxis, Inc.*	227	3,639
ABIOMED, Inc.*	364	5,977
Accuray, Inc.*	607	3,132
Affymetrix, Inc.*	605	1,809
Align Technology, Inc.*	561	4,909
American Medical Systems Holdings, Inc.*	746	6,707
AngioDynamics, Inc.*	301	4,121
ArthroCare Corp.*	239	1,140

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Healthcare Products — (continued)
Atrion Corp.	17	$1,651
BioMimetic Therapeutics, Inc.*	200	1,844
Bruker Corp.*	435	1,757
Cantel Medical Corp.*	200	2,934
Cardiac Science Corp.*	447	3,352
Cepheid, Inc.*	603	6,259
Conceptus, Inc.*	281	4,277
CONMED Corp.*	304	7,278
CryoLife, Inc.*	333	3,233
Cyberonics, Inc.*	208	3,447
Cynosure, Inc., Class A*	195	1,780
Datascope Corp.	103	5,381
ev3, Inc.*	624	3,806
Exactech, Inc.*	83	1,398
Genomic Health, Inc.*	209	4,071
Haemonetics Corp.*	266	15,029
Hanger Orthopedic Group, Inc.*	275	3,990
Hansen Medical, Inc.*	200	1,444
ICU Medical, Inc.*	160	5,302
Immucor, Inc.*	756	20,094
Insulet Corp.*	359	2,771
Integra LifeSciences Holdings Corp.*	188	6,687
Invacare Corp.	338	5,246
IRIS International, Inc.*	266	3,708
Kensey Nash Corp.*	67	1,300
Luminex Corp.*	422	9,014
Masimo Corp.*	497	14,826
Medical Action Industries, Inc.*	152	1,520
Mentor Corp.	355	10,980
Meridian Bioscience, Inc.	410	10,443
Merit Medical Systems, Inc.*	245	4,393
Micrus Endovascular Corp.*	200	2,322
Natus Medical, Inc.*	236	3,056
NuVasive, Inc.*	384	13,306
OraSure Technologies, Inc.*	967	3,559
Orthofix International NV*	192	2,943
Orthovita, Inc.*	700	2,373
Palomar Medical Technologies, Inc.*	340	3,920
PSS World Medical, Inc.*	627	11,800
Quidel Corp.*	252	3,294
Sirona Dental Systems, Inc.*	182	1,911
Somanetics Corp.*	194	3,203
Sonosite, Inc.*	144	2,748
Spectranetics Corp.*	565	1,475
Stereotaxis, Inc.*	311	1,368
STERIS Corp.	595	14,215
SurModics, Inc.*	221	5,585
Symmetry Medical, Inc.*	284	2,263
Synovis Life Technologies, Inc.*	200	3,748
Thoratec Corp.*	586	19,039
TomoTherapy, Inc.*	844	2,009
Vital Images, Inc.*	311	4,326
VNUS Medical Technologies, Inc.*	220	3,568
Volcano Corp.*	492	7,380

	Number of Shares	Value†
Healthcare Products — (continued)
West Pharmaceutical Services, Inc.	315	$11,898
Wright Medical Group, Inc.*	380	7,763
Zoll Medical Corp.*	174	3,287
		343,008
Healthcare Services — 2.2%
Air Methods Corp.*	158	2,526
Alliance Imaging, Inc.*	258	2,056
Almost Family, Inc.*	114	5,128
Amedisys, Inc.*	257	10,624
AMERIGROUP Corp.*	577	17,033
Amsurg Corp.*	348	8,122
Assisted Living Concepts, Inc., Class A*	689	2,859
Bio-Reference Labs, Inc.*	186	4,879
Centene Corp.*	446	8,791
Emeritus Corp.*	240	2,407
Genoptix, Inc.*	145	4,942
Gentiva Health Services, Inc.*	298	8,719
HealthSouth Corp.*	856	9,382
HealthSpring, Inc.*	505	10,085
Healthways, Inc.*	297	3,410
IPC The Hospitalist Co., Inc.*	71	1,195
Kindred Healthcare, Inc.*	225	2,930
LHC Group, Inc.*	170	6,120
Life Sciences Research, Inc.*	141	1,325
Magellan Health Services, Inc.*	418	16,369
MedCath Corp.*	229	2,391
Molina Healthcare, Inc.*	153	2,694
National Healthcare Corp.	101	5,115
Odyssey HealthCare, Inc.*	508	4,699
Psychiatric Solutions, Inc.*	598	16,654
RehabCare Group, Inc.*	248	3,760
Res-Care, Inc.*	253	3,800
Skilled Healthcare Group, Inc., Class A*	298	2,515
Sun Healthcare Group, Inc.*	353	3,124
Sunrise Senior Living, Inc.*	355	596
The Ensign Group, Inc.	99	1,657
Triple-S Management Corp., Class B*	131	1,507
U.S. Physical Therapy, Inc.*	239	3,186
		180,600
Holding Companies — 0.1%
Compass Diversified Holdings	392	4,410
Home Builders — 0.3%
Beazer Homes USA, Inc.*	721	1,139
Cavco Industries, Inc.*	130	3,496
Champion Enterprises, Inc.*	999	560
Hovanian Enterprises, Inc., Class A*	708	1,218
M/I Homes, Inc.	128	1,349
Meritage Homes Corp.*	276	3,359
Skyline Corp.	73	1,459
Standard Pacific Corp.*	1,576	2,805
The Ryland Group, Inc.	402	7,103
Winnebago Industries, Inc.	424	2,557
		25,045

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Home Furnishings — 0.4%
American Woodmark Corp.	100	$1,823
Audiovox Corp.*	210	1,052
DTS, Inc.*	152	2,789
Ethan Allen Interiors, Inc.	273	3,923
Furniture Brands International, Inc.	534	1,180
Kimball International, Inc., Class B	444	3,823
La-Z-Boy, Inc.	662	1,436
Sealy Corp.	745	1,870
Tempur-Pedic International, Inc.	829	5,878
TiVo, Inc.*	1,110	7,948
Universal Electronics, Inc.*	182	2,952
		34,674
Household Products & Wares — 0.6%
ACCO Brands Corp.*	568	1,960
American Greetings Corp., Class A	429	3,247
Blyth, Inc.	313	2,454
Central Garden and Pet Co., Class A*	932	5,499
CSS Industries, Inc.	80	1,419
Ennis, Inc.	301	3,645
Helen of Troy Ltd.*	317	5,503
Prestige Brands Holdings, Inc.*	501	5,286
The Standard Register Co.	200	1,786
Tupperware Brands Corp.	613	13,915
WD-40 Co.	156	4,413
		49,127
Insurance — 4.6%
AMBAC Financial Group, Inc.	2,519	3,275
American Equity Investment Life Holding Co.	549	3,843
American Physicians Capital, Inc.	115	5,531
American Safety Insurance Holdings Ltd*	125	1,651
AMERISAFE, Inc.*	278	5,707
AmTrust Financial Services, Inc.	200	2,320
Argo Group International Holdings Ltd.*	354	12,008
Aspen Insurance Holdings Ltd.	918	22,261
Assured Guaranty Ltd.	579	6,601
Baldwin & Lyons, Inc., Class B	93	1,692
CastlePoint Holdings Ltd.	452	6,129
Citizens, Inc.*	669	6,489
CNA Surety Corp.*	168	3,226
Crawford & Co., Class B*	232	3,373
Delphi Financial Group, Inc., Class A	444	8,187
Donegal Group, Inc., Class A	100	1,677
eHealth, Inc.*	333	4,422
EMC Insurance Group, Inc.	100	2,565
Employers Holdings, Inc.	523	8,629
Enstar Group Ltd.*	46	2,720
FBL Financial Group, Inc., Class A	227	3,507
First Mercury Financial Corp.*	153	2,182
Flagstone Reinsurance Holdings Ltd.	391	3,820
FPIC Insurance Group, Inc.*	96	4,203
Greenlight Capital Re Ltd., Class A*	248	3,222
Harleysville Group, Inc.	132	4,584
Horace Mann Educators Corp.	333	3,060

	Number of Shares	Value†
Insurance — (continued)
Infinity Property & Casualty Corp.	158	$7,383
IPC Holdings Ltd.	587	17,551
Kansas City Life Insurance Co.	107	4,638
Life Partners Holdings, Inc.	60	2,618
Maiden Holdings Ltd.	730	2,285
Max Capital Group Ltd.	543	9,611
Meadowbrook Insurance Group, Inc.	703	4,527
Montpelier Re Holdings Ltd.	969	16,270
National Interstate Corp.	70	1,251
National Western Life Insurance Co., Class A	21	3,553
Odyssey Re Holdings Corp.	258	13,367
Platinum Underwriters Holdings Ltd.	519	18,726
PMA Capital Corp., Class A*	515	3,646
Presidential Life Corp.	277	2,740
ProAssurance Corp.*	340	17,945
Radian Group, Inc.	1,463	5,384
RLI Corp.	187	11,437
Safety Insurance Group, Inc.	168	6,394
SeaBright Insurance Holdings, Inc.*	399	4,684
Selective Insurance Group	561	12,864
State Auto Financial Corp.	161	4,840
Stewart Information Services Corp.	269	6,319
The Navigators Group, Inc.*	143	7,852
The Phoenix Cos., Inc.	1,002	3,277
The PMI Group, Inc.	700	1,365
Tower Group, Inc.	239	6,742
United America Indemnity Ltd., Class A*	328	4,202
United Fire & Casualty Co.	208	6,463
Universal American Corp.*	382	3,369
Validus Holdings Ltd.	666	17,423
Willis Group Holdings Ltd.	98	2,438
Zenith National Insurance Corp.	368	11,618
		379,666
Internet — 2.6%
Art Technology Group, Inc.*	1,166	2,250
AsiaInfo Holdings, Inc.*	361	4,274
Avocent Corp.*	468	8,382
Blue Coat Systems, Inc.*	298	2,503
Blue Nile, Inc.*	119	2,914
Cogent Communications Group, Inc.*	514	3,356
comScore, Inc.*	214	2,729
Constant Contact, Inc.*	279	3,697
CyberSource Corp.*	739	8,861
DealerTrack Holdings, Inc.*	391	4,649
Digital River, Inc.*	431	10,689
drugstore.com, Inc.*	900	1,116
EarthLink, Inc.*	1,162	7,855
eResearchTechnology, Inc.*	385	2,553
Global Sources Ltd.*	201	1,095
Gsi Commerce, Inc.*	310	3,261
i2 Technologies, Inc.*	159	1,016
InfoSpace, Inc.*	413	3,118
Internap Network Services Corp.*	600	1,500
Internet Brands, Inc., Class A*	300	1,746

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Internet — (continued)
Internet Capital Group, Inc.*	528	$2,878
Interwoven, Inc.*	484	6,098
j2 Global Communications, Inc.*	464	9,299
Keynote Systems, Inc.*	157	1,210
Liquidity Services, Inc.*	200	1,666
LoopNet, Inc.*	443	3,021
Mercadolibre, Inc.*	223	3,659
ModusLink Global Solutions, Inc.*	432	1,249
Move, Inc.*	1,923	3,077
NetFlix, Inc.*	510	15,244
NIC, Inc.	400	1,840
NutriSystem, Inc.	274	3,998
Online Resources Corp.*	556	2,635
Orbitz Worldwide, Inc.*	400	1,552
Overstock.com, Inc.*	240	2,587
PC-Tel, Inc.	228	1,498
Perficient, Inc.*	300	1,434
Rackspace Hosting, Inc.*	198	1,065
RealNetworks, Inc.*	790	2,789
S1 Corp.*	623	4,915
Sapient Corp.*	795	3,530
Shutterfly, Inc.*	213	1,489
SonicWALL, Inc.*	774	3,081
Sourcefire, Inc.*	200	1,120
Stamps.com, Inc.*	157	1,543
TeleCommunication Systems, Inc., Class A*	630	5,412
Terremark Worldwide, Inc.*	713	2,774
The Knot, Inc.*	551	4,584
thinkorswim Group, Inc.*	482	2,709
TIBCO Software, Inc.*	1,910	9,913
United Online, Inc.	826	5,014
ValueClick, Inc.*	1,207	8,256
VASCO Data Security International, Inc.*	355	3,667
Vignette Corp.*	378	3,557
Vocus, Inc.*	139	2,531
Websense, Inc.*	478	7,156
		215,614
Investment Companies — 0.6%
Apollo Investment Corp.	1,555	14,477
Ares Capital Corp.	1,036	6,558
BlackRock Kelso Capital Corp.	148	1,459
Capital Southwest Corp.	38	4,110
Gladstone Capital Corp.	312	2,524
Gladstone Investment Corp.	300	1,473
Harris & Harris Group, Inc.*	300	1,185
Hercules Technology Growth Capital, Inc.	490	3,881
MCG Capital Corp.	1,346	956
Medallion Financial Corp.	177	1,351
MVC Capital, Inc.	323	3,543
NGP Capital Resources Co.	307	2,570
Prospect Capital Corp.	357	4,273
		48,360

	Number of Shares	Value†
Iron & Steel — 0.0%
Olympic Steel, Inc.	98	$1,996
Universal Stainless & Alloy Products, Inc.*	133	1,927
		3,923
Leisure Time — 0.5%
Ambassadors Group, Inc.	260	2,392
Brunswick Corp.	760	3,200
Callaway Golf Co.	713	6,624
Life Time Fitness, Inc.*	301	3,898
Polaris Industries, Inc.	379	10,858
WMS Industries, Inc.*	476	12,804
		39,776
Lodging — 0.2%
Ameristar Casinos, Inc.	306	2,644
Gaylord Entertainment. Co.*	360	3,902
Marcus Corp.	276	4,480
Monarch Casino & Resort, Inc.*	136	1,584
Morgans Hotel Group Co.*	273	1,272
		13,882
Machinery — Construction & Mining — 0.1%
Astec Industries, Inc.*	158	4,950
Machinery — Diversified — 1.4%
Albany International Corp., Class A	248	3,184
Altra Holdings, Inc.*	275	2,175
Applied Industrial Technologies, Inc.	434	8,211
Briggs & Stratton Corp.	525	9,235
Cascade Corp.	93	2,777
Chart Industries, Inc.*	238	2,530
Cognex Corp.	369	5,461
Columbus McKinnon Corp.*	174	2,375
DXP Enterprises, Inc.*	86	1,257
Flow International Corp.*	708	1,713
Gerber Scientific, Inc.*	300	1,533
Hurco Cos., Inc.*	69	828
Intermec, Inc.*	643	8,539
Intevac, Inc.*	424	2,150
iRobot Corp.*	346	3,124
Kadant, Inc.*	199	2,683
Lindsay Corp.	100	3,179
Middleby Corp.*	146	3,981
NACCO Industries, Inc., Class A	50	1,871
Nordson Corp.	328	10,591
Raser Technologies, Inc.*	580	2,163
Robbins & Myers, Inc.	299	4,835
Sauer-Danfoss, Inc.	151	1,321
Tecumseh Products Co., Class A*	182	1,744
Tennant Co.	155	2,387
The Gorman-Rupp Co.	113	3,517
TurboChef Technologies, Inc.*	300	1,473
Wabtec Corp.	488	19,398
		114,235

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Media — 0.4%
Belo Corp., Class A	799	$1,246
Charter Communications, Inc., Class A*	4,652	381
CKX, Inc.*	591	2,169
Courier Corp.	100	1,790
Cox Radio, Inc., Class A*	430	2,584
DG FastChannel, Inc.*	226	2,820
Dolan Media, Co.*	296	1,951
Fisher Communications, Inc.	100	2,064
Lee Enterprises, Inc.	500	205
Martha Stewart Living Omnimedia, Inc., Class A*	271	705
McClatchy Co., Class A	527	422
Media General, Inc., Class A	400	700
Mediacom Communications Corp., Class A*	621	2,670
Outdoor Channel Holdings, Inc.*	180	1,348
R.H. Donnelley Corp.*	1,471	544
RHI Entertainment, Inc.*	100	812
Scholastic Corp.	195	2,648
Sinclair Broadcast Group, Inc., Class A	717	2,223
World Wrestling Entertainment, Inc., Class A	291	3,224
		30,506
Metal Fabricate/Hardware — 0.9%
A.M. Castle & Co.	235	2,545
Ampco-Pittsburgh Corp.	113	2,452
CIRCOR International, Inc.	139	3,823
Dynamic Materials Corp.	156	3,012
Furmanite Corp.*	408	2,199
Haynes International, Inc.*	101	2,487
Kaydon Corp.	375	12,881
L.B. Foster Co., Class A*	128	4,004
Ladish Co., Inc.*	179	2,479
Mueller Industries, Inc.	379	9,505
Mueller Water Products, Inc., Class A	1,495	12,558
NN, Inc.	300	687
Northwest Pipe Co.*	91	3,878
RBC Bearings, Inc.*	299	6,064
Sun Hydraulics Corp.	148	2,788
Worthington Industries, Inc.	619	6,821
		78,183
Mining — 0.9%
Allied Nevada Gold Corp.*	880	4,453
AMCOL International Corp.	278	5,824
Brush Engineered Materials, Inc.*	174	2,213
Coeur d'Alene Mines Corp.*	4,755	4,184
Compass Minerals International, Inc.	334	19,592
General Moly, Inc.*	690	814
Hecla Mining Co.*	1,884	5,275
Horsehead Holding Corp.*	406	1,908
Kaiser Aluminum Corp.	128	2,883
Royal Gold, Inc.	336	16,535
RTI International Metals, Inc.*	200	2,862
Stillwater Mining Co.*	656	3,241
USEC, Inc.*	977	4,387
		74,171

	Number of Shares	Value†
Miscellaneous Manufacturing — 1.9%
A. O. Smith Corp.	256	$7,557
Actuant Corp., Class A	554	10,537
Acuity Brands, Inc.	438	15,291
Ameron International Corp.	99	6,229
AZZ, Inc.*	108	2,711
Barnes Group, Inc.	508	7,366
Blount International, Inc.*	384	3,640
Ceradyne, Inc.*	279	5,666
CLARCOR, Inc.	514	17,055
Colfax Corp.*	199	2,068
EnPro Industries, Inc.*	163	3,511
ESCO Technologies, Inc.*	265	10,852
Federal Signal Corp.	409	3,358
FreightCar America, Inc.	149	2,722
GenTek, Inc.*	187	2,814
Griffon Corp.*	640	5,971
Hexcel Corp.*	1,059	7,826
Koppers Holdings, Inc.	175	3,784
LSB Industries, Inc.*	209	1,739
Matthews International Corp., Class A	332	12,178
Metabolix, Inc.*	200	2,544
Movado Group, Inc.	200	1,878
Myers Industries, Inc.	397	3,176
PMFG, Inc.*	186	1,778
Polypore International, Inc.*	177	1,338
Raven Industries, Inc.	129	3,109
Standex International Corp.	201	3,988
Tredegar Corp.	258	4,690
		155,376
Office Furnishings — 0.3%
Herman Miller, Inc.	611	7,962
HNI Corp.	473	7,492
Interface, Inc., Class A	440	2,042
Knoll, Inc.	516	4,654
		22,150
Oil & Gas — 2.3%
Alon USA Energy, Inc.	100	915
Arena Resources, Inc.*	369	10,365
Atlas America, Inc.	305	4,529
ATP Oil & Gas Corp.*	250	1,463
Berry Petroleum Co., Class A	367	2,775
Bill Barrett Corp.*	376	7,945
BPZ Resources, Inc.*	518	3,315
Brigham Exploration Co.*	399	1,277
Bronco Drilling Co., Inc.*	313	2,022
Callon Petroleum Co.*	249	647
Carrizo Oil & Gas, Inc.*	236	3,800
Cheniere Energy, Inc.*	528	1,505
Clayton Williams Energy, Inc.*	57	2,590
Comstock Resources, Inc.*	477	22,538
Concho Resources, Inc.*	581	13,258
Contango Oil & Gas Co.*	141	7,938
CVR Energy, Inc.*	402	1,608
Delta Petroleum Corp.*	544	2,590

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Oil & Gas — (continued)
Energy Partners Ltd.*	424	$572
Energy XXI Bermuda Ltd.	1,037	819
EXCO Resources, Inc.*	1,483	13,436
FX Energy, Inc.*	589	1,643
Gasco Energy, Inc.*	1,893	738
GMX Resources, Inc.*	173	4,380
Goodrich Petroleum Corp.*	236	7,068
Gran Tierra Energy, Inc.*	2,274	6,367
Gulfport Energy Corp.*	363	1,434
Harvest Natural Resources, Inc.*	446	1,918
McMoran Exploration Co.*	597	5,851
Oilsands Quest Sask, Inc.*	1,572	1,148
Panhandle Oil and Gas, Inc., Class A	138	2,484
Parallel Petroleum Corp.*	382	768
Parker Drilling Co.*	977	2,833
Penn Virginia Corp.	403	10,470
Petroleum Development Corp.*	133	3,201
Petroquest Energy, Inc.*	384	2,596
Pioneer Drilling Co.*	441	2,456
Precision Drilling Trust	301	2,524
Rex Energy Corp.*	228	670
Rosetta Resources, Inc.*	445	3,151
Stone Energy Corp.*	279	3,075
Swift Energy Co.*	313	5,262
TXCO Resources, Inc.*	415	618
Vaalco Energy, Inc.*	657	4,888
Venoco, Inc.*	286	775
Warren Resources, Inc.*	548	1,091
Western Refining, Inc.	301	2,336
		185,652
Oil & Gas Services — 0.7%
Allis-Chalmers Energy, Inc.*	343	1,886
Basic Energy Services, Inc.*	356	4,642
Cal Dive International, Inc.*	472	3,073
CARBO Ceramics, Inc.	210	7,461
Complete Production Services, Inc.*	399	3,252
Dawson Geophysical Co.*	77	1,371
Dril-Quip, Inc.*	329	6,748
Flotek Industries, Inc.*	289	728
Gulf Island Fabrication, Inc.	115	1,657
Hornbeck Offshore Services, Inc.*	194	3,170
ION Geophysical Corp.*	728	2,497
Lufkin Industries, Inc.	152	5,244
Matrix Service Co.*	227	1,741
Natco Group, Inc., Class A*	170	2,581
Natural Gas Services Group, Inc.*	190	1,925
Newpark Resources, Inc.*	773	2,860
RPC, Inc.	274	2,674
Superior Well Services, Inc.*	148	1,480
T-3 Energy Services, Inc.*	108	1,020
Trico Marine Services, Inc.*	195	872
Union Drilling, Inc.*	447	2,320
Willbros Group, Inc.*	325	2,753
		61,955

	Number of Shares	Value†
Packaging and Containers — 0.4%
AEP Industries, Inc.*	65	$1,143
Graphic Packaging Holding Co.*	1,751	1,996
Rock-Tenn Co., Class A	400	13,672
Silgan Holdings, Inc.	265	12,669
		29,480
Pharmaceuticals — 2.9%
Adolor Corp.*	495	822
Akorn, Inc.*	1,018	2,341
Alkermes, Inc.*	951	10,128
Allos Therapeutics, Inc.*	533	3,262
Ardea Biosciences, Inc.*	100	1,197
Array Biopharma, Inc.*	592	2,398
Auxilium Pharmaceuticals, Inc.*	421	11,973
Cadence Pharmaceuticals, Inc.*	200	1,446
Catalyst Health Solutions, Inc.*	339	8,255
China Sky One Medical, Inc.*	100	1,599
CV Therapeutics, Inc.*	665	6,125
Cypress Bioscience, Inc.*	718	4,911
Durect Corp.*	880	2,983
Dyax Corp.*	1,039	3,782
I-Flow Corp.*	227	1,090
Idenix Pharmaceuticals, Inc.*	300	1,737
Indevus Pharmaceuticals, Inc.*	718	2,254
Inspire Pharmaceuticals, Inc.*	473	1,703
Isis Pharmaceuticals, Inc.*	1,039	14,733
KV Pharmaceutical Co., Class A*	295	850
MannKind Corp.*	541	1,856
Medarex, Inc.*	1,375	7,672
Medicis Pharmaceutical Corp., Class A	598	8,312
Medivation, Inc.*	223	3,249
Nabi Biopharmaceuticals*	813	2,724
Nektar Therapeutics*	1,128	6,272
Neogen Corp.*	185	4,621
Neurocrine Biosciences, Inc.*	415	1,328
Noven Pharmaceuticals, Inc.*	385	4,235
Obagi Medical Products, Inc.*	191	1,425
Omega Protein Corp.*	361	1,448
Onyx Pharmaceuticals, Inc.*	590	20,154
Optimer Pharmaceuticals, Inc.*	280	3,391
Orexigen Therapeutics, Inc.*	415	2,316
Osiris Therapeutics, Inc.*	137	2,625
Pain Therapeutics, Inc.*	479	2,836
Par Pharmaceutical Cos., Inc.*	322	4,318
Pharmasset, Inc.*	232	3,041
PharMerica Corp.*	314	4,920
Pozen, Inc.*	402	2,026
Progenics Pharmaceuticals, Inc.*	401	4,134
Questcor Pharmaceuticals, Inc.*	462	4,301
Rigel Pharmaceuticals, Inc.*	316	2,528
Salix Pharmaceuticals Ltd.*	701	6,190
Savient Pharmaceuticals, Inc.*	456	2,640
Synutra International, Inc.*	104	1,146
Theravance, Inc.*	565	7,000
USANA Health Sciences, Inc.*	64	2,191

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Pharmaceuticals — (continued)
Valeant Pharmaceuticals International*	721	$16,511
Viropharma, Inc.*	817	10,637
Vivus, Inc.*	602	3,203
XenoPort, Inc.*	258	6,471
		239,310
Pipelines — 0.0%
Crosstex Energy, Inc.	341	1,330
Real Estate — 0.2%
Avatar Holdings, Inc.*	62	1,644
Consolidated-Tomoka Land Co.	120	4,583
Forestar Real Estate Group, Inc.*	316	3,008
Hilltop Holdings, Inc.*	465	4,529
Stratus Properties, Inc.*	100	1,246
Thomas Properties Group, Inc.	489	1,267
		16,277
Retail — 4.3%
99 Cents Only Stores*	573	6,263
Aeropostale, Inc.*	717	11,544
AFC Enterprises*	531	2,490
America's Car-Mart, Inc.*	100	1,381
Asbury Automotive Group, Inc.	401	1,833
Bebe Stores, Inc.	498	3,720
Big 5 Sporting Goods Corp.	524	2,730
BJ's Restaurants, Inc.*	200	2,154
Blockbuster, Inc., Class A*	2,061	2,597
Bob Evans Farms, Inc.	334	6,824
Borders Group, Inc.*	839	336
Brown Shoe Co., Inc.	364	3,083
Buffalo Wild Wings, Inc.*	151	3,873
Cabela's, Inc.*	407	2,373
California Pizza Kitchen, Inc.*	346	3,709
Casey's General Stores, Inc.	493	11,226
Cash America International, Inc.	303	8,287
CEC Entertainment, Inc.*	188	4,559
Charlotte Russe Holding, Inc.*	193	1,253
Charming Shoppes, Inc.*	1,006	2,455
Chico's FAS, Inc.*	1,897	7,929
Christopher & Banks Corp.	541	3,030
Citi Trends, Inc.*	245	3,606
CKE Restaurants, Inc.	460	3,993
Coldwater Creek, Inc.*	759	2,163
Collective Brands, Inc.*	654	7,665
Cracker Barrel Old Country Store, Inc.	199	4,097
Denny's Corp.*	1,879	3,739
Dillard's, Inc., Class A	477	1,894
DineEquity, Inc.	240	2,774
Domino's Pizza, Inc.*	357	1,681
Dress Barn, Inc.*	385	4,135
DSW, Inc., Class A*	143	1,782
Ezcorp, Inc., Class A*	408	6,206
First Cash Financial Services, Inc.*	271	5,165
Fred's, Inc., Class A	328	3,529
Gaiam, Inc., Class A*	193	892

	Number of Shares	Value†
Retail — (continued)
Genesco, Inc.*	168	$2,843
Group 1 Automotive, Inc.	222	2,391
Gymboree Corp.*	297	7,749
Haverty Furniture Cos., Inc.	181	1,689
Hibbett Sports, Inc.*	236	3,707
Hot Topic, Inc.*	440	4,079
J. Crew Group, Inc.*	361	4,404
Jack in the Box, Inc.*	582	12,856
Jo-Ann Stores, Inc.*	214	3,315
Jos. A. Bank Clothiers, Inc.*	187	4,890
Krispy Kreme Doughnuts, Inc.*	632	1,062
Landry's Restaurants, Inc.	130	1,508
Luby's, Inc.*	300	1,257
Lululemon Athletica, Inc.*	244	1,935
Nu Skin Enterprises, Inc., Class A	422	4,401
Pacific Sunwear of California, Inc.*	842	1,339
Papa John's International, Inc.*	191	3,520
PetMed Express, Inc.*	341	6,012
PF Chang's China Bistro, Inc.*	209	4,376
Pier 1 Imports, Inc.*	1,218	451
Pricesmart, Inc.	221	4,566
Red Robin Gourmet Burgers, Inc.*	171	2,878
Regis Corp.	465	6,756
Ruby Tuesday, Inc.*	678	1,058
Rush Enterprises, Inc., Class A*	370	3,171
Sally Beauty Holdings, Inc.*	802	4,563
Sonic Automotive, Inc., Class A	464	1,847
Sonic Corp.*	644	7,837
Stage Stores, Inc.	320	2,640
Susser Holdings Corp.*	100	1,329
Systemax, Inc.	120	1,292
Talbots, Inc.	394	942
Texas Roadhouse, Inc., Class A*	509	3,945
The Buckle, Inc.	283	6,175
The Cato Corp., Class A	288	4,349
The Cheesecake Factory*	574	5,797
The Childrens Place Retail Stores, Inc.*	201	4,358
The Finish Line, Class A	429	2,402
The Men's Wearhouse, Inc.	540	7,312
The Pantry, Inc.*	270	5,791
The Pep Boys - Manny, Moe, & Jack	549	2,267
The Steak N Shake Co.*	300	1,785
The Wet Seal, Inc., Class A*	1,081	3,211
Tractor Supply Co.*	329	11,890
Tween Brands, Inc.*	457	1,974
Ulta Salon Cosmetics & Fragrance, Inc.*	200	1,656
Wendy's/Arby's Group, Inc., Class A	3,993	19,725
World Fuel Services Corp.	299	11,063
Zale Corp.*	303	1,009
Zumiez, Inc.*	355	2,645
		356,987
Savings & Loans — 1.7%
Abington Bancorp, Inc.	492	4,551
BankFinancial Corp.	330	3,363
Beneficial Mutual Bancorp, Inc.*	414	4,657

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Savings & Loans — (continued)
Berkshire Hills Bancorp, Inc.	176	$5,431
Brookline Bancorp, Inc.	543	5,783
Clifton Savings Bancorp, Inc.	119	1,411
Danvers Bancorp, Inc.	180	2,407
Dime Community Bancshares	301	4,003
ESSA Bancorp, Inc.	363	5,129
First Financial Holdings, Inc.	219	4,432
First Financial Northwest, Inc.	527	4,922
First Niagara Financial Group, Inc.	1,204	19,469
FirstFed Financial Corp.*	125	219
Flushing Financial Corp.	281	3,361
Guaranty Financial Group, Inc.*	1,000	2,610
Investors Bancorp, Inc.*	455	6,111
Kearny Financial Corp.	363	4,646
NewAlliance Bancshares, Inc.	1,121	14,764
Northfield Bancorp, Inc.	200	2,250
Northwest Bancorp, Inc.	179	3,827
OceanFirst Financial Corp.	99	1,643
Oritani Financial Corp.*	100	1,685
Provident Financial Services, Inc.	609	9,318
Provident New York Bancorp	366	4,538
Rockville Financial, Inc.	100	1,397
Roma Financial Corp.	102	1,284
United Financial Bancorp, Inc.	190	2,877
ViewPoint Financial Group	113	1,814
Westfield Financial, Inc.	484	4,995
WSFS Financial Corp.	90	4,319
		137,216
Semiconductors — 2.3%
Actel Corp.*	347	4,067
Advanced Analogic Technologies, Inc.*	500	1,510
Amkor Technology, Inc.*	939	2,047
Applied Micro Circuits Corp.*	582	2,287
ATMI, Inc.*	277	4,274
Axcelis Technologies, Inc.*	1,001	510
Brooks Automation, Inc.*	591	3,434
Cabot Microelectronics Corp.*	248	6,465
Cavium Networks, Inc.*	268	2,817
CEVA, Inc.*	217	1,519
Cirrus Logic, Inc.*	818	2,192
Cohu, Inc.	291	3,536
Diodes, Inc.*	240	1,454
DSP Group, Inc.*	265	2,125
Emcore Corp.*	874	1,136
Emulex Corp.*	910	6,352
Entegris, Inc.*	1,008	2,208
Exar Corp.*	620	4,135
FormFactor, Inc.*	524	7,650
Hittite Microwave Corp.*	213	6,275
IXYS Corp.	366	3,023
Kopin Corp.*	775	1,581
Kulicke & Soffa Industries, Inc.*	949	1,613
Lattice Semiconductor Corp.*	1,978	2,987
Macrovision Solutions Corp.*	844	10,677

	Number of Shares	Value†
Semiconductors — (continued)
Mattson Technology, Inc.*	910	$1,283
Micrel, Inc.	526	3,845
Microsemi Corp.*	768	9,708
Microtune, Inc.*	622	1,269
MKS Instruments, Inc.*	528	7,809
Monolithic Power Systems, Inc.*	222	2,799
Netlogic Microsystems, Inc.*	142	3,125
Omnivision Technologies, Inc.*	454	2,383
Pericom Semiconductor Corp.*	339	1,858
PMC-Sierra, Inc.*	2,282	11,090
Power Integrations, Inc.	328	6,521
Rudolph Technologies, Inc.*	529	1,867
Semtech Corp.*	644	7,258
Sigma Designs, Inc.*	264	2,508
Silicon Image, Inc.*	684	2,873
Skyworks Solutions, Inc.*	1,592	8,820
Spansion, Inc., Class A*	1,679	318
Standard Microsystems Corp.*	174	2,843
Supertex, Inc.*	160	3,842
Techwell, Inc.*	200	1,300
Tessera Technologies, Inc.*	504	5,988
Transmeta Corp.*	123	2,239
TriQuint Semiconductor, Inc.*	1,252	4,307
Ultratech, Inc.*	325	3,887
Veeco Instruments, Inc.*	282	1,788
Volterra Semiconductor Corp.*	323	2,309
Zoran Corp.*	514	3,511
		193,222
Software — 4.0%
Accelrys, Inc.*	300	1,308
ACI Worldwide, Inc.*	309	4,913
Actuate Corp.*	826	2,445
Acxiom Corp.	533	4,323
Advent Software, Inc.*	146	2,916
Allscripts Healthcare Solutions, Inc.	1,513	15,009
American Reprographics Co.*	322	2,222
Ariba, Inc.*	907	6,539
Athenahealth, Inc.*	222	8,352
Avid Technology, Inc.*	263	2,869
Blackbaud, Inc.	397	5,359
Blackboard, Inc.*	327	8,577
Bottomline Technologies, Inc.*	433	3,074
Commvault Systems, Inc.*	371	4,975
Computer Programs & Systems, Inc.	181	4,851
Concur Technologies, Inc.*	441	14,474
CSG Systems International, Inc.*	314	5,486
DemandTec, Inc.*	210	1,695
Digi International, Inc.*	429	3,479
DivX, Inc.*	300	1,569
Double-Take Software, Inc.*	193	1,731
Ebix, Inc.*	68	1,625
Eclipsys Corp.*	694	9,848
Epicor Software Corp.*	575	2,760
EPIQ Systems, Inc.*	429	7,169

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Software — (continued)
Fair Isaac Corp.	516	$8,700
FalconStor Software, Inc.*	626	1,740
infoGROUP, Inc.	373	1,768
Informatica Corp.*	1,067	14,650
InnerWorkings, Inc.*	424	2,777
JDA Software Group, Inc.*	257	3,374
Lawson Software, Inc.*	1,104	5,233
Mantech International Corp., Class A*	203	11,001
MedAssets, Inc.*	288	4,205
MicroStrategy, Inc., Class A*	83	3,082
MSC.Software Corp.*	389	2,598
Omnicell, Inc.*	296	3,614
Omniture, Inc.*	670	7,129
OpenTV Corp., Class A*	1,036	1,274
OPNET Technologies, Inc.*	142	1,400
Parametric Technology Corp.*	1,227	15,522
PegaSystems, Inc.	152	1,879
Phase Forward, Inc.*	383	4,795
Phoenix Technologies Ltd.*	438	1,533
Progress Software Corp.*	424	8,166
Quality Systems, Inc.	188	8,201
Quest Software, Inc.*	715	9,002
RightNow Technologies, Inc.*	318	2,458
Schawk, Inc.	140	1,604
Seachange International, Inc.*	595	4,290
Smith Micro Software, Inc.*	300	1,668
Solera Holdings, Inc.*	545	13,134
SPSS, Inc.*	150	4,044
Sybase, Inc.*	808	20,014
Synchronoss Technologies, Inc.*	374	3,987
SYNNEX Corp.*	209	2,368
Take-Two Interactive Software, Inc.	859	6,494
Taleo Corp., Class A*	205	1,605
The Ultimate Software Group, Inc.*	226	3,300
THQ, Inc.*	899	3,767
Trident Microsystems, Inc.*	722	1,365
Tyler Technologies, Inc.*	409	4,900
VeriFone Holdings, Inc.*	577	2,827
Wind River Systems, Inc.*	643	5,806
		332,842
Storage & Warehousing — 0.1%
Mobile Mini, Inc.*	385	5,552
Telecommunications — 3.7%
3Com Corp.*	4,222	9,626
Acme Packet, Inc.*	301	1,583
Adaptec, Inc.*	1,227	4,049
Adtran, Inc.	680	10,118
Airvana, Inc.*	271	1,659
Alaska Communications Systems Group, Inc.	455	4,268
Anaren, Inc.*	157	1,876
Anixter International, Inc.*	284	8,554
Applied Signal Technology, Inc.	128	2,296
Arris Group, Inc.*	1,279	10,168
Aruba Networks, Inc.*	785	2,002

	Number of Shares	Value†
Telecommunications — (continued)
Atheros Communications, Inc.*	664	$9,502
Atlantic Tele-Network, Inc.	148	3,929
BigBand Networks, Inc.*	400	2,208
Black Box Corp.	144	3,761
Cbeyond, Inc.*	300	4,794
Centennial Communications Corp.*	641	5,166
Cincinnati Bell, Inc.*	1,996	3,852
Comtech Telecommunications Corp.*	246	11,272
Consolidated Communications Holdings, Inc.	320	3,802
EMS Technologies, Inc.*	204	5,277
Extreme Networks, Inc.*	806	1,886
Fairpoint Communications, Inc.	746	2,447
Finisar Corp.*	3,257	1,238
General Communication, Inc., Class A*	469	3,794
GeoEye, Inc.*	209	4,019
Global Crossing Ltd.*	271	2,152
Globecomm Systems, Inc.*	489	2,685
Harmonic, Inc.*	843	4,729
Harris Stratex Networks, Inc., Class A*	537	2,771
Hughes Communications, Inc.*	115	1,833
ICO Global Communications Holdings Ltd.*	1,751	1,979
Infinera Corp.*	981	8,790
InterDigital, Inc.*	464	12,760
Iowa Telecommunications Services, Inc.	272	3,884
iPCS, Inc.*	233	1,598
IPG Photonics Corp.*	242	3,190
Ixia*	573	3,312
Knology, Inc.*	504	2,601
Loral Space & Communications, Inc.*	100	1,453
MasTec, Inc.*	378	4,377
MRV Communications, Inc.*	1,845	1,421
Netgear, Inc.*	317	3,617
Neutral Tandem, Inc.*	249	4,039
Novatel Wireless, Inc.*	300	1,392
NTELOS Holdings Corp.	299	7,373
Oplink Communications, Inc.*	190	1,634
PAETEC Holding Corp.*	1,458	2,100
Parkervision, Inc.*	453	1,119
Plantronics, Inc.	520	6,864
Polycom, Inc.*	914	12,348
Powerwave Technologies, Inc.*	1,157	579
Preformed Line Products Co.	32	1,473
Premiere Global Services, Inc.*	677	5,829
RCN Corp.*	375	2,212
RF Micro Devices, Inc.*	2,311	1,803
SAVVIS, Inc.*	342	2,356
Shenandoah Telecommunications Co.	288	8,078
ShoreTel, Inc.*	831	3,731
Sonus Networks, Inc.*	1,761	2,782
Starent Networks Corp.*	372	4,438
Switch & Data Facilities Co., Inc.*	328	2,424
Sycamore Networks, Inc.*	2,024	5,445
Symmetricom, Inc.*	500	1,975
Syniverse Holdings, Inc.*	501	5,982
Tekelec*	681	9,085

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Telecommunications — (continued)
tw telecom, inc.*	1,564	$13,247
USA Mobility, Inc.*	414	4,790
Utstarcom, Inc.*	1,454	2,690
Viasat, Inc.*	229	5,514
		307,600
Textiles — 0.1%
G&K Services, Inc., Class A	208	4,206
Unifirst Corp.	116	3,444
		7,650
Toys, Games & Hobbies — 0.3%
JAKKS Pacific, Inc.*	245	5,054
Leapfrog Enterprises, Inc.*	576	2,016
Marvel Entertainment, Inc.*	565	17,374
RC2 Corp.*	188	2,006
		26,450
Transportation — 1.9%
American Commercial Lines, Inc.*	459	2,249
Arkansas Best Corp.	238	7,166
Atlas Air Worldwide Holdings, Inc.*	108	2,041
Bristow Group, Inc.*	312	8,358
Celadon Group, Inc.*	366	3,122
DHT Maritime, Inc.	524	2,903
Dynamex, Inc.*	166	2,449
Eagle Bulk Shipping, Inc.	356	2,428
Forward Air Corp.	328	7,961
Genco Shipping & Trading Ltd.	266	3,937
General Maritime Corp.	410	4,428
Genesee & Wyoming, Inc., Class A*	306	9,333
Golar LNG Ltd.	300	2,028
Gulfmark Offshore, Inc.*	237	5,638
Heartland Express, Inc.	556	8,763
Horizon Lines, Inc., Class A	403	1,406
HUB Group, Inc., Class A*	365	9,683
International Shipholding Corp.	68	1,722
Knight Transportation, Inc.	714	11,510
Knightsbridge Tankers Ltd.	173	2,534
Marten Transport Ltd.*	234	4,437
Nordic American Tanker Shipping	366	12,353
Old Dominion Freight Line, Inc.*	323	9,193
Pacer International, Inc.	284	2,962
Patriot Transportation Holding, Inc.*	18	1,261
PHI, Inc.*	128	1,793
Saia, Inc.*	258	2,802
Ship Finance International Ltd.	398	4,398
TBS International Ltd., Class A*	173	1,735
Teekay Tankers Ltd., Class A	251	3,188
Werner Enterprises, Inc.	542	9,398
YRC Worldwide, Inc.*	496	1,424
		154,603

	Number of Shares	Value†
Trucking and Leasing — 0.1%
Aircastle Ltd.	389	$1,860
Amerco, Inc.*	121	4,178
Greenbrier Cos., Inc.	247	1,697
TAL International Group, Inc.	193	2,721
		10,456
Water — 0.4%
American States Water Co.	174	5,738
California Water Service Group	196	9,100
Connecticut Water Service, Inc.	185	4,368
Consolidated Water Co., Inc.	212	2,650
Middlesex Water Co.	281	4,842
Pico Holdings, Inc.*	146	3,881
SJW Corp.	172	5,150
Southwest Water Co.	411	1,323
		37,052
TOTAL COMMON STOCKS (Cost $10,354,024)		7,493,998
REAL ESTATE INVESTMENT TRUSTS — 5.6%
Apartments — 0.5%
American Campus Communities, Inc.	401	8,212
Associated Estates Realty Corp.	165	1,506
Education Realty Trust, Inc.	463	2,417
Home Properties, Inc.	340	13,804
Mid-America Apartment Communities, Inc.	305	11,334
Post Properties, Inc.	437	7,211
		44,484
Building & Real Estate — 1.4%
Agree Realty Corp.	178	3,227
Alexander's, Inc.	22	5,608
American Capital Agency Corp.	105	2,243
Anthracite Capital, Inc.	863	1,924
Anworth Mortgage Asset Corp.	972	6,250
Capstead Mortgage Corp.	584	6,290
Chimera Investment Corp.	1,500	5,175
Equity Lifestyle Properties, Inc.	204	7,825
Getty Realty Corp.	233	4,907
Gramercy Capital Corp.	782	1,001
Hatteras Financial Corp.	200	5,320
MFA Mortgage Investments, Inc.	2,081	12,257
National Retail Properties, Inc.	771	13,253
Newcastle Investment Corp.	703	591
NorthStar Realty Finance Corp.	646	2,526
RAIT Financial Trust	818	2,127
Realty Income Corp.	1,087	25,164
Redwood Trust, Inc.	290	4,324
Sun Communities, Inc.	252	3,528
		113,540
Diversified Financial Services — 0.0%
Friedman Billings Ramsey Group, Inc., Class A*	2,612	444

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

SMALL CAP INDEX FUND

	Number of Shares	Value†
REAL ESTATE INVESTMENT TRUSTS — (continued)
Forest Products & Paper — 0.1%
Potlatch Corp.	409	$10,638
Healthcare — 0.9%
Care Investment Trust, Inc.	100	779
Cogdell Spencer, Inc.	135	1,264
Healthcare Realty Trust, Inc.	580	13,618
LTC Properties, Inc.	251	5,090
Medical Properties Trust, Inc.	974	6,146
National Health Investors, Inc.	285	7,817
Omega Healthcare Investors, Inc.	809	12,920
Senior Housing Properties Trust	1,165	20,877
Universal Health Realty Income Trust	136	4,476
		72,987
Hotels & Resorts — 0.2%
Ashford Hospitality Trust, Inc.	1,163	1,337
DiamondRock Hospitality Co.	828	4,198
FelCor Lodging Trust, Inc.	622	1,145
Hersha Hospitality Trust	671	2,013
LaSalle Hotel Properties	345	3,812
Strategic Hotels & Resorts, Inc.	676	1,136
Sunstone Hotel Investors, Inc.	454	2,810
		16,451
Industrial — 0.3%
DCT Industrial Trust, Inc.	1,760	8,906
EastGroup Properties, Inc.	244	8,682
First Industrial Realty Trust, Inc.	351	2,650
First Potomac Realty Trust	295	2,743
Monmouth Real Estate Investment Corp.	162	1,134
		24,115
Mixed Industrial/Office — 0.8%
CapLease, Inc.	612	1,059
Colonial Properties Trust	385	3,207
Cousins Properties, Inc.	386	5,346
Entertainment Properties Trust	334	9,953
Investors Real Estate Trust	612	6,555
Lexington Realty Trust	822	4,110
Mission West Properties, Inc.	490	3,748
One Liberty Properties, Inc.	266	2,341
PS Business Parks, Inc.	155	6,922
Washington Real Estate Investment Trust	543	15,367
Winthrop Realty Trust	311	3,371
		61,979
Office Property — 0.6%
BioMed Realty Trust, Inc.	817	9,575
Corporate Office Properties Trust	412	12,649
Franklin Street Properties Corp.	617	9,101
Highwoods Properties, Inc.	659	18,030
Maguire Properties, Inc.*	470	686
Parkway Properties, Inc.	135	2,430
		52,471

	Number of Shares	Value†
Regional Malls — 0.0%
Glimcher Realty Trust	492	$1,383
Pennsylvania Real Estate Investment Trust	298	2,220
		3,603
Storage & Warehousing — 0.2%
Extra Space Storage, Inc.	843	8,700
Sovran Self Storage, Inc.	226	8,136
U-Store-It Trust	439	1,953
		18,789
Strip Centers — 0.6%
Acadia Realty Trust	324	4,624
Cedar Shopping Centers, Inc.	365	2,584
Equity One, Inc.	340	6,018
Inland Real Estate Corp.	592	7,684
Kite Realty Group Trust	300	1,668
Ramco-Gershenson Properties Trust	212	1,310
Saul Centers, Inc.	108	4,266
Tanger Factory Outlet Centers, Inc.	352	13,242
Urstadt Biddle Properties, Inc., Class A	279	4,445
		45,841
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $640,557)		465,342
	Par (000)
U.S. TREASURY OBLIGATIONS — 0.3%
U.S. Treasury Bills
0.020%, 06/11/09	$5	4,997
0.000%, 03/12/09	1	1,000
0.170%, 06/11/09	2	1,999
0.190%, 06/11/09	16	15,990
TOTAL U.S. TREASURY OBLIGATIONS (Cost $23,984)		23,986
	Number of Shares
SHORT-TERM INVESTMENTS — 3.0%
BlackRock Liquidity Funds TempCash - Institutional Shares	121,765	121,765
BlackRock Liquidity Funds TempFund - Institutional Shares	121,765	121,765
TOTAL SHORT-TERM INVESTMENTS (Cost $243,530)		243,530
TOTAL INVESTMENTS — 100.0% (Cost $11,262,095)		$8,226,856

†  See Security Valuation Note.

*  Non-income producing security.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

SMALL CAP INDEX FUND

Summary of inputs used to value the Fund's net assets as of December 31, 2008 is as follows (See Security Valuation Note):

Valuation Inputs	Investments in Securities (Market Value)
Level 1 — Quoted Prices	$8,202,870
Level 2 — Other Significant Observable Inputs	23,986
Level 3 — Significant Unobservable Inputs	—
Total	$8,226,856

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

DEVELOPED INTERNATIONAL INDEX FUND

	Number of Shares	Value (000)†
COMMON STOCKS — 98.4%
Australia — 5.8%
AGL Energy Ltd.	393	$4,190
Alumina Ltd.	1,251	1,260
Amcor Ltd.	1,079	4,385
AMP Ltd.	3,297	12,571
Asciano Group	1,138	1,211
ASX Ltd.	167	3,904
Australia & New Zealand Banking Group Ltd.	3,141	33,911
AXA Asia Pacific Holdings Ltd.	1,168	4,060
Bendigo & Adelaide Bank Ltd.	482	3,729
BHP Billiton Ltd.	5,163	109,684
BlueScope Steel Ltd.	640	1,572
Boral Ltd.	909	2,944
Brambles Ltd.	2,561	13,306
CFS Retail Property Trust	2,698	3,546
Coca-Cola Amatil Ltd.	679	4,363
Cochlear Ltd.	109	4,223
Commonwealth Bank of Australia	2,149	44,217
Computershare Ltd.	619	3,382
Crown Ltd.	903	3,782
CSL Ltd.	722	17,026
CSR Ltd.	2,371	2,933
Dexus Property Group	4,018	2,301
Fairfax Media Ltd.	2,037	2,337
Fortescue Metals Group Ltd.*	1,092	1,489
Foster's Group Ltd.	4,085	15,711
Goodman Group	4,842	2,493
GPT Group	8,252	5,381
Harvey Norman Holdings Ltd.	3,095	5,744
Incitec Pivot Ltd.	2,752	4,824
Insurance Australia Group Ltd.	4,471	12,185
Leighton Holdings Ltd.	127	2,468
Lend Lease Corp. Ltd.	652	3,285
Lion Nathan Ltd.	2,048	11,765
Macquarie Airports Management Ltd.	2,896	4,875
Macquarie Group Ltd.	209	4,242
Macquarie Infrastructure Group	2,154	2,582
Macquarie Office Trust	35,372	6,076
Metcash Ltd.	1,453	4,449
Mirvac Group	2,107	1,886
National Australia Bank Ltd.	2,831	41,620
Newcrest Mining Ltd.	713	16,971
OneSteel Ltd.	910	1,574
Orica Ltd.	252	2,473
Origin Energy Ltd.	1,350	15,226
OZ Minerals Ltd.	3,095	1,100
Perpetual Ltd.	308	8,056
Qantas Airways Ltd.	1,747	3,218
QBE Insurance Group Ltd.	1,623	29,333
Rio Tinto Ltd.	418	11,201
Santos Ltd.	451	4,726
Sims Group Ltd.	179	2,191
Sonic Healthcare Ltd.	423	4,309
Stockland Corp. Ltd.	1,215	3,456
Suncorp-Metway Ltd.	684	4,032
Tabcorp Holdings Ltd.	699	3,420

	Number of Shares	Value (000)†
Australia — (continued)
Tatts Group Ltd.	2,178	$4,253
Telstra Corp. Ltd.	6,980	18,686
Toll Holdings Ltd.	827	3,573
Transurban Group	1,032	3,904
Wesfarmers Ltd.	1,137	14,351
Wesfarmers Ltd. PPS	165	2,082
Westfield Group	2,899	26,319
Westpac Banking Corp.	3,950	47,375
Woodside Petroleum Ltd.	717	18,554
Woolworths Ltd.	1,857	34,626
WorleyParsons Ltd.	163	1,626
		702,547
Austria — 0.3%
Erste Group Bank AG	650	15,134
Oestrreichische Elektrizitatswirtschafts AG	67	3,098
OMV AG	148	3,933
Raiffeisen International Bank-Holding AG	43	1,195
Strabag SE	80	1,869
Telekom Austria AG	276	4,016
voestalpine AG	92	1,988
Wienerberger AG	204	3,480
		34,713
Belgium — 0.9%
Belgacom S.A.	294	11,239
Colruyt S.A.	63	13,538
Compagnie Nationale a Poartefeuille S.A.	69	3,365
Delhaize Group	82	5,069
Dexia S.A.	379	1,718
Fortis N.V.	4,335	5,717
Groupe Bruxelles Lambert S.A.	64	5,127
InBev N.V.	958	22,239
KBC Ancora SCA	70	1,214
KBC Group N.V.	139	4,177
Mobistar S.A.	172	12,407
Solvay S.A.	190	14,109
UCB S.A.	128	4,175
Umicore	132	2,608
		106,702
Bermuda — 0.1%
Frontline Ltd.	113	3,318
Seadrill Ltd.	496	4,042
		7,360
Denmark — 0.8%
A.P. Moller - Maersk A/S, A Shares	1	5,473
A.P. Moller - Maersk A/S, B Shares	1	5,382
Carlsberg A/S, B Shares	100	3,269
Danisco A/S	50	2,042
Danske Bank A/S	300	3,022
DSV A/S	300	3,265
FLSmidth & Co. A/S	100	3,510
Jyske Bank A/S*	85	1,984
Novo Nordisk A/S, B Shares	711	36,676

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

DEVELOPED INTERNATIONAL INDEX FUND

	Number of Shares	Value (000)†
COMMON STOCKS — (continued)
Denmark — (continued)
Novozymes A/S, B Shares	50	$4,010
Topdanmark A/S*	50	6,548
Vestas Wind Systems A/S*	260	15,300
William Demant Holding A/S*	138	5,778
		96,259
Finland — 1.4%
Elisa Oyj	250	4,352
Fortum Oyj	690	14,997
Kesko Oyj, B Shares	200	5,039
Kone Oyj, B Shares	169	3,790
Metso Oyj	100	1,225
Neste Oil Oyj	209	3,146
Nokia Oyj	5,864	92,020
Nokian Renkaat Oyj	130	1,477
Outokumpu Oyj	200	2,380
Rautaruukki Oyj	200	3,493
Sampo Oyj, A Shares	585	11,073
Stora Enso Oyj, R Shares	1,265	10,021
UPM-Kymmene Oyj	665	8,524
Wartsila Oyj	100	3,022
		164,559
France — 10.3%
Accor	330	16,256
Aeroports de Paris	61	4,153
Air France-KLM S.A.	206	2,657
Alcatel-Lucent*	3,650	7,901
Alstom	298	17,759
Atos Origin S.A.	94	2,366
AXA	2,315	51,962
BNP Paribas	1,222	52,747
Bouygues S.A.	315	13,363
Cap Gemini S.A.	241	9,319
Carrefour S.A.	971	37,533
Casino Guichard-Perracho	52	3,963
Christian Dior S.A.	46	2,601
Cie Generale d'Optique Essilor International SA	337	15,831
Cie Generale de Geophysique - Veritas*	126	1,886
CNP Assurances S.A.	42	3,052
Compagnie de Saint-Gobain	359	16,963
Compagnie Generale des Establissements Michelin, B Shares	279	14,741
Credit Agricole S.A.	1,605	18,028
Dassault Systemes	83	3,763
Eiffage S.A.	78	4,089
Electricite de France	323	18,786
Eurazeo	50	2,351
Eutelsat Communications	184	4,346
France Telecom	2,640	73,584
GDF Suez	1,613	80,065
Groupe Danone	660	39,877
Hermes International	115	16,100
Klepierre	148	3,640
L'Air Liquide S.A.	379	34,709

	Number of Shares	Value (000)†
France — (continued)
L'Oreal S.A.	374	$32,639
Lafarge S.A.	228	13,945
Lagardere S.C.A.	89	3,616
LVMH Moet Hennessy Louis Vuitton S.A.	388	26,003
M6-Metropole Television	646	12,524
Natixis S.A.	2,899	5,143
Neopost S.A.	48	4,355
Pernod Ricard S.A.	272	20,206
Peugeot S.A.	427	7,300
PPR S.A.	53	3,470
Publicis Groupe S.A.	157	4,052
Renault S.A.	154	4,019
SAFRAN	281	3,794
Sanofi-Aventis	1,620	103,620
Schneider Electric S.A.	418	31,122
SCOR SE	222	5,129
Societe BIC	120	6,904
Societe Generale	711	36,071
Societe Television Francaise 1	821	12,029
Sodexo	75	4,168
SUEZ Environment*	593	10,015
Technip	195	5,987
Thales	90	3,769
Total SA	3,252	178,792
Unibail-Rodamco Co.	102	15,238
Valeo S.A.	141	2,100
Vallourec S.A.	77	8,755
Veolia Environment S.A.	623	19,651
Vinci S.A.	658	27,767
Vivendi	1,939	63,200
Wendel Investissement	45	2,251
Zodiac S.A.	98	3,578
		1,255,603
Germany — 8.5%
adidas AG	249	9,492
Allianz SE	671	71,395
BASF SE	1,420	55,172
Bayer AG	1,144	66,659
Bayerische Motoren Werke AG	574	17,625
Beiersdorf AG	85	5,035
Celesio AG	129	3,490
Commerzbank AG	1,132	10,755
Continental AG	123	4,951
Daimler AG	1,311	49,952
Deutsche Bank AG	854	33,772
Deutsche Boerse AG	324	23,441
Deutsche Lufthansa AG	233	3,831
Deutsche Post AG	1,332	22,529
Deutsche Postbank AG	82	1,775
Deutsche Telekom AG	4,116	62,231
E.ON AG	2,826	110,969
Fraport AG Frankfurt Airport Services Worldwide	78	3,529
Fresenius Medical Care AG & Co. KGaA	317	14,573

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

DEVELOPED INTERNATIONAL INDEX FUND

	Number of Shares	Value (000)†
COMMON STOCKS — (continued)
Germany — (continued)
Fresenius SE (Preference)	71	$4,167
GEA Group AG	167	2,900
Hannover Ruckversicherung AG	119	3,784
HeidelbergCement AG	45	1,969
Henkel AG & Co. KGaA	135	3,519
Henkel AG & Co. KGaA (Preference)	307	9,618
Hochtief AG	67	3,455
Hypo Real Estate Holding AG	204	901
Infineon Technologies AG*	1,412	1,900
K+S AG	228	13,031
Linde AG	167	14,016
MAN AG	183	10,265
Merck KGaA	129	11,540
Metro AG	90	3,579
Muenchener Ruckversicherung AG	309	47,972
Porsche Automobil Holding SE (Preference)	166	12,994
Q-Cells Ag*	51	1,907
RWE AG	669	59,419
RWE AG (Preference)	57	4,301
Salzgitter AG	33	2,565
SAP AG	1,299	47,137
Siemens AG	1,342	101,030
SolarWorld AG	104	2,328
ThyssenKrupp AG	641	17,844
TUI AG	246	2,922
Volkswagen AG	202	70,258
Volkswagen AG (Preference)	90	4,851
Wacker Chemie AG	28	2,998
		1,034,346
Greece — 0.5%
Alpha Bank	280	2,620
Coca-Cola Hellenic Bottling Co. S.A.	190	2,763
EFG Eurobank Ergasias S.A.	1,641	13,069
Hellenic Telecommunications Organization S.A.	240	3,987
Marfin Investment Group S.A.*	757	3,060
National Bank of Greece S.A.	820	15,228
OPAP S.A.	380	10,936
Piraeus Bank S.A.	225	2,008
Public Power Corp. S.A.	180	2,893
Titan Cement Co. S.A.	130	2,516
		59,080
Hong Kong — 1.8%
BOC Hong Kong (Holdings) Ltd.	3,500	4,006
Cheung Kong (Holdings) Ltd.	2,000	19,079
Chinese Estates Holdings Ltd.	3,000	3,432
CLP Holdings Ltd.	3,500	23,796
Esprit Holdings Ltd.	2,000	11,397
Hang Lung Group Ltd.	1,000	3,055
Hang Lung Properties Ltd.	2,000	4,391
Hang Seng Bank Ltd.	1,300	17,163
Henderson Land Development Co. Ltd.	1,000	3,740
Hong Kong Exchanges and Clearing Ltd.	2,000	19,202
HongKong Electric Holdings Ltd.	2,500	14,075

	Number of Shares	Value (000)†
Hong Kong — (continued)
Hopewell Holdings Ltd.	1,000	$3,318
Hutchison Whampoa Ltd.	3,000	15,145
Kerry Properties Ltd.	1,009	2,714
Kingboard Chemical Holdings Ltd.	1,500	2,719
Li & Fung Ltd.	2,000	3,456
MTR Corp. Ltd.	1,500	3,493
New World Development Ltd.	3,000	3,072
NWS Holdings Ltd.	2,000	2,996
PCCW Ltd.	8,000	3,841
Shangri-La Asia Ltd.	2,000	2,313
Sino Land Co. Ltd.	4,000	4,189
Sun Hung Kai Properties Ltd.	3,000	25,244
Swire Pacific Ltd., Class A	1,500	10,391
The Bank of East Asia Ltd.	1,200	2,531
The Hong Kong & China Gas Co. Ltd.	4,000	6,066
The Link Real Estate Investment Trust	2,000	3,327
Wharf Holdings Ltd.	1,000	2,768
Wheelock & Co. Ltd.	2,000	4,408
		225,327
Ireland — 0.2%
Allied Irish Banks Plc	568	1,359
Anglo Irish Bank Corp. Plc	3,146	757
Bank of Ireland	645	744
CRH Plc	676	17,129
Elan Corp. Plc*	400	2,361
Kerry Group Plc, Class A	174	3,172
Ryanair Holdings Plc*	862	3,556
		29,078
Italy — 3.5%
A2A SpA	1,615	2,904
Alleanza Assicurazioni SpA	522	4,291
Assicurazioni Generali SpA	1,512	41,746
Atlantia SpA	560	10,505
Banca Carige SpA	3,770	9,175
Banca Monte dei Paschi di Siena SpA	7,196	15,713
Banca Popolare di Milano	517	3,108
Banco Popolare S.C.	453	3,212
Enel SpA	6,156	39,654
Eni SpA	4,011	96,519
Fiat SpA	1,280	8,569
Finmeccanica SpA	636	9,851
Fondiaria-SAI SpA	169	3,085
Intesa Sanpaolo SpA	11,702	42,510
Intesa Sanpaolo SpA, RNC	1,026	2,654
Luxottica Group SpA	206	3,768
Mediaset SpA	711	4,097
Mediobanco SpA	359	3,692
Parmalat SpA	1,829	3,068
Prysmian SpA	213	3,373
Saipem SpA	344	5,867
Snam Rete Gas SpA	786	4,391
Telecom Italia SpA	16,588	27,290
Telecom Italia SpA, RSP	9,833	11,195
Terna SpA	1,245	4,109

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

DEVELOPED INTERNATIONAL INDEX FUND

	Number of Shares	Value (000)†
COMMON STOCKS — (continued)
Italy — (continued)
UniCredit SpA	18,072	$45,948
Unione di Banche Italiane ScpA	793	11,630
Unipol Gruppo Finanziario SpA	7,824	8,625
		430,549
Japan — 25.0%
Acom Co. Ltd.	80	3,381
Advantest Corp.	200	3,260
Aeon Co. Ltd.	1,200	12,085
Aisin Seiki Co. Ltd.	200	2,865
Ajinomoto Co., Inc.	1,000	10,914
All Nippon Airways Co. Ltd.	2,000	7,882
Amada Co. Ltd.	1,000	4,864
Asahi Breweries Ltd.	700	12,103
Asahi Glass Co. Ltd.	1,000	5,700
Asahi Kasei Corp.	1,000	4,414
Astellas Pharma, Inc.	700	28,653
Benesse Corp.	100	4,376
Bridgestone Corp.	900	13,500
Brother Industries Ltd.	400	2,386
Canon, Inc.	1,700	53,864
Casio Computer Co. Ltd.	400	2,524
Central Japan Railway Co.	3	26,018
Chubu Electric Power Co., Inc.	1,000	30,458
Chugai Pharmaceutical Co. Ltd.	300	5,832
Chuo Mitsui Trust Holdings, Inc.	1,000	4,917
Citizen Holdings Co. Ltd.	800	2,884
Credit Saison Co. Ltd.	200	2,776
Dai Nippon Printing Co. Ltd.	1,000	11,055
Daiichi Sankyo Co. Ltd.	1,000	23,648
Daikin Industries Ltd.	400	10,519
Daito Trust Construction Co. Ltd.	100	5,249
Daiwa House Industry Co. Ltd.	1,000	9,805
Daiwa Securities Group, Inc.	2,000	12,007
Dena Co. Ltd.	1	3,239
Denso Corp.	800	13,555
Dentsu, Inc.	3	5,858
East Japan Railway Co.	5	38,003
Eisai Co. Ltd.	400	16,692
Electric Power Development Co. Ltd.	200	7,861
Elpida Memory, Inc.*	200	1,237
FamilyMart Co. Ltd.	100	4,343
Fanuc Ltd.	300	21,502
Fast Retailing Co. Ltd.	100	14,673
Fuji Heavy Industries Ltd.	1,000	2,748
FUJIFILM Holdings Corp.	700	15,627
Fujitsu Ltd.	3,000	14,586
Fukuoka Financial Group, Inc.	1,000	4,371
Furukawa Electric Co. Ltd.	1,000	4,880
Gunma Bank Ltd.	1,000	6,402
Hankyu Hanshin Holdings, Inc.	2,000	11,550
HASEKO Corp.	2,000	2,132
Hirose Electric Co. Ltd.	100	10,118
Hitachi Construction Machinery Co. Ltd.	200	2,391
Hitachi Ltd.	5,000	19,405

	Number of Shares	Value (000)†
Japan — (continued)
Hitamitsu Pharmaceutical Co. Ltd.	100	$4,088
Hokkaido Electric Power Co., Inc.	300	7,585
Hokuhoku Financial Group, Inc.	2,000	4,734
Hokuriku Electric Power Co.	200	5,658
Honda Motor Co. Ltd.	2,400	51,117
Hoya Corp.	700	12,226
IBIDEN Co. Ltd.	200	4,147
IHI Corp.	3,000	3,827
INPEX Holdings, Inc.	1	7,972
Isetan Mitsukoshi Holdings Ltd.*	500	4,315
Isuzu Motors Ltd.	1,000	1,292
ITOCHU Corp.	2,000	10,090
J. Front Retailing Co. Ltd.	1,000	4,138
Japan Airlines Corp.*	2,000	4,718
Japan Real Estate Investment Corp.	1	8,933
Japan Tobacco, Inc.	7	23,186
JFE Holdings, Inc.	700	18,603
Joyo Bank Ltd.	1,000	5,687
JS Group Corp.	600	9,272
JSR Corp.	300	3,375
JTEKT Corp.	400	3,117
Kajima Corp.	2,000	7,044
Kamigumi Co. Ltd.	1,000	8,885
Kao Corp.	1,000	30,375
Kawasaki Heavy Industries Ltd.	2,000	4,037
Kawasaki Kisen Kaisha Ltd.	1,000	4,690
KDDI Corp.	4	28,561
Keihin Electric Express Railway Co. Ltd.	1,000	8,831
Keio Corp.	1,000	6,017
Keyence Corp.	100	20,551
Kintetsu Corp.	2,000	9,201
Kirin Holdings Co. Ltd.	1,000	13,295
Kobe Steel Ltd.	5,000	9,186
Komatsu Ltd.	1,300	16,583
Konami Corp.	200	5,185
Konica Minolta Holdings, Inc.	500	3,890
Kubota Corp.	2,000	14,481
Kuraray Co. Ltd.	500	3,917
Kurita Water Industries Ltd.	200	5,407
Kyocera Corp.	300	21,719
Kyowa Hakko Kogyo Co. Ltd.	1,000	10,498
Kyushu Electric Power Co., Inc.	600	15,929
Lawson, Inc.	100	5,767
Makita Corp.	200	4,475
Marubeni Corp.	2,000	7,657
Marui Group Co. Ltd.	600	3,506
Mazda Motor Corp.	1,000	1,696
Mitsubishi Chemical Holdings Corp.	2,500	11,078
Mitsubishi Corp.	1,900	26,912
Mitsubishi Electric Corp.	3,000	18,800
Mitsubishi Estate Co. Ltd.	2,000	33,038
Mitsubishi Gas Chemical Co., Inc.	1,000	4,103
Mitsubishi Heavy Industries Ltd.	5,000	22,346
Mitsubishi Materials Corp.	1,000	2,531
Mitsubishi Motors Corp.*	5,000	6,849

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

DEVELOPED INTERNATIONAL INDEX FUND

	Number of Shares	Value (000)†
COMMON STOCKS — (continued)
Japan — (continued)
Mitsubishi Tanabe Pharma Corp.	1,000	$15,094
Mitsubishi UFJ Financial Group, Inc.	17,000	106,848
Mitsui & Co. Ltd.	3,000	30,841
Mitsui Chemicals, Inc.	1,000	3,716
Mitsui Fudosan Co. Ltd.	1,000	16,672
Mitsui OSK Lines Ltd.	2,000	12,361
Mitsui Sumitomo Insurance Group Holdings, Inc.	600	19,081
Mitsumi Electric Co. Ltd.	100	1,751
Mizuho Financial Group, Inc.	14	39,799
Mizuho Trust & Banking Co. Ltd.	3,000	3,806
Murata Manufacturing Co. Ltd.	400	15,685
Namco Bandai Holdings, Inc.	400	4,384
NEC Corp.	2,000	6,766
NGK Insulators Ltd.	1,000	11,332
Nidec Corp.	100	3,911
Nikon Corp.	1,000	12,003
Nintendo Co. Ltd.	200	76,430
Nippon Building Fund, Inc.	1	10,992
Nippon Express Co. Ltd.	2,000	8,430
Nippon Mining Holdings, Inc.	1,000	4,339
Nippon Oil Corp.	3,000	15,211
Nippon Paper Group, Inc.	2	7,898
Nippon Sheet Glass Co. Ltd.	1,000	3,311
Nippon Steel Corp.	7,000	23,004
Nippon Telegraph & Telephone Corp.	8	41,302
Nippon Yusen K.K.	2,000	12,329
Nipponkoa Insurance Co. Ltd.	1,000	7,780
Nissan Motor Co. Ltd.	4,000	14,391
Nisshin Seifun Group, Inc.	500	6,603
Nisshin Steel Co. Ltd.	2,000	4,122
Nissin Food Products Co. Ltd.	200	6,970
Nitori Co. Ltd.	100	7,782
Nitto Denko Corp.	200	3,829
Nomura Holdings, Inc.	2,900	24,146
Nomura Research Institute Ltd.	200	3,815
NSK Ltd.	1,000	3,777
NTN Corp.	1,000	3,022
NTT Data Corp.	2	8,058
NTT DoCoMo, Inc.	22	43,303
Obayashi Corp.	1,000	5,977
Odakyu Electric Railway Co. Ltd.	1,000	8,805
Oji Paper Co. Ltd.	1,000	5,879
OMRON Corp.	300	4,031
Ono Pharmaceutical Co. Ltd.	100	5,206
Oriental Land Co. Ltd.	100	8,210
ORIX Corp.	140	7,994
Osaka Gas Co. Ltd.	3,000	13,873
Panasonic Corp.	3,000	36,877
Panasonic Electric Works Co. Ltd.	1,000	8,917
Rakuten, Inc.*	9	5,730
Resona Holdings, Inc.	8	11,835
Ricoh Co. Ltd.	1,000	12,817
Rohm Co. Ltd.	100	5,049
Sankyo Co. Ltd.	100	5,045

	Number of Shares	Value (000)†
Japan — (continued)
Sanyo Electric Co. Ltd.*	2,000	$3,741
SBI Holdings, Inc.	24	3,705
SECOM Co. Ltd.	300	15,481
Sega Sammy Holdings, Inc.	400	4,664
Seiko Epson Corp.	200	3,182
Sekisui Chemical Co. Ltd.	1,000	6,243
Sekisui House Ltd.	1,000	8,822
Seven & I Holdings Co. Ltd.	1,200	41,246
Sharp Corp.	2,000	14,417
Shikoku Electric Power Co., Inc.	300	10,115
Shimadzu Corp.	1,000	6,295
Shimano, Inc.	100	3,937
Shimizu Corp.	1,000	5,870
Shin-Etsu Chemical Co. Ltd.	600	27,691
Shinsei Bank Ltd.	2,000	3,165
Shionogi & Co. Ltd.	1,000	25,825
Shiseido Co. Ltd.	1,000	20,565
Showa Denko K.K.	2,000	2,897
Showa Shell Sekiyu K.K.	500	4,955
SMC Corp.	100	10,302
Softbank Corp.	1,000	18,161
Sojitz Corp.	1,800	3,008
Sompo Japan Insurance, Inc.	1,000	7,405
Sony Corp.	1,500	32,808
Sony Financial Holdings, Inc.	1	3,816
Stanley Electric Co. Ltd.	300	3,168
SUMCO Corp.	200	2,541
Sumitomo Chemical Co. Ltd.	3,000	10,284
Sumitomo Corp.	1,700	15,078
Sumitomo Electric Industries Ltd.	1,600	12,386
Sumitomo Heavy Industries Ltd.	1,000	4,000
Sumitomo Metal Industries Ltd.	5,000	12,351
Sumitomo Metal Mining Co. Ltd.	1,000	10,698
Sumitomo Mitsui Financial Group, Inc.	10	41,478
Sumitomo Realty & Development Co. Ltd.	1,000	15,032
Suruga Bank Ltd.	1,000	9,935
Suzuken Co. Ltd.	100	2,981
Suzuki Motor Corp.	300	4,193
T&D Holdings, Inc.	300	12,698
Taisei Corp.	2,000	5,513
Taiyo Nippon Sanso Corp.	1,000	7,719
Takashimaya Co. Ltd.	1,000	7,600
Takeda Pharmaceutical Co. Ltd.	1,200	62,547
TDK Corp.	100	3,695
Teijin Ltd.	2,000	5,681
Terumo Corp.	200	9,369
The 77 Bank Ltd.	2,000	10,886
The Bank of Kyoto Ltd.	1,000	11,207
The Bank of Yokohama Ltd.	2,000	11,798
The Chiba Bank Ltd.	1,000	6,254
The Chugoku Electric Power Co., Inc.	500	13,165
The Hachijuni Bank Ltd.	1,000	5,750
The Iyo Bank Ltd.	1,000	12,447
The Japan Steel Works Ltd.	1,000	14,001
The Kansai Electric Power Co., Inc.	1,200	34,759

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

DEVELOPED INTERNATIONAL INDEX FUND

	Number of Shares	Value (000)†
COMMON STOCKS — (continued)
Japan — (continued)
The Nishi-Nippon City Bank Ltd.	1,000	$2,909
The Shizuoka Bank Ltd.	1,000	11,621
The Sumitomo Trust & Banking Co. Ltd.	2,000	11,822
Tobu Railway Co. Ltd.	1,000	5,975
Toho Co. Ltd.	200	4,304
Toho Gas Co. Ltd.	1,000	6,599
Tohoku Electric Power Co., Inc.	600	16,231
Tokio Marine Holdings, Inc.	1,000	29,629
Tokyo Electric Power Co., Inc.	1,900	63,425
Tokyo Electron Ltd.	200	7,041
Tokyo Gas Co. Ltd.	4,000	20,275
Tokyu Corp.	1,000	5,042
Tokyu Land Corp.	1,000	3,833
TonenGeneral Sekiyu K.K.	1,000	10,020
Toppan Printing Co. Ltd.	1,000	7,725
Toray Industries, Inc.	2,000	10,178
Toshiba Corp.	4,000	16,459
Toyo Seikan Kaisha Ltd.	300	5,200
Toyota Industries Corp.	200	4,308
Toyota Motor Corp.	4,100	135,539
Toyota Tsusho Corp.	300	3,230
Ube Industries Ltd.	1,000	2,809
Unicharm Corp.	100	7,523
West Japan Railway Co.	3	13,669
Yahoo! Japan Corp.	22	9,027
Yakult Honsha Co. Ltd.	200	4,279
Yamada Denki Co. Ltd.	170	11,883
Yamaguchi Financial Group, Inc.	1,000	11,246
Yamaha Corp.	300	2,789
Yamaha Motor Co. Ltd.	300	3,157
Yamato Holdings Co. Ltd.	1,000	13,077
		3,053,725
Luxembourg — 0.4%
ArcelorMittal	1,206	29,233
Reinet Investments SCA*	61	594
SES S.A.	226	4,380
Tenaris S.A.	888	9,229
		43,436
Netherlands — 4.6%
Aegon N.V.	2,677	16,899
Akzo Nobel N.V.	554	22,851
ASML Holding N.V.	787	14,187
Corio N.V.	70	3,223
European Aeronautic Defence & Sapce Co. N.V.	569	9,636
Fugro N.V.	69	1,983
Heineken Holdings N.V.	123	3,514
Heineken N.V.	423	12,951
ING Groep N.V.	2,853	31,400
James Hardie Industries N.V.	1,387	4,543
Koninklijke Ahold N.V.	1,948	24,005
Koninklijke DSM N.V.	100	2,566
Koninklijke KPN N.V.	2,718	39,516
Koninklijke Philips Electronics N.V.	1,645	32,615
Randstad Holding N.V.	174	3,551

	Number of Shares	Value (000)†
Netherlands — (continued)
Reed Elsevier N.V.	1,064	$12,650
Royal Dutch Shell Plc	485	13,263
Royal Dutch Shell Plc, A Shares	4,126	108,403
Royal Dutch Shell Plc, B Shares	5,023	127,325
SBM Offshore N.V.	221	2,904
SNS REAAL Groep N.V.	301	1,654
TNT N.V.	438	8,508
Unilever NV	2,437	59,068
Wolters Kluwer N.V.	212	4,020
		561,235
New Zealand — 0.1%
Auckland International Airport Ltd.	5,735	5,441
Fletcher Building Ltd.	1,029	3,467
Telecom Corp. of New Zealand Ltd.	2,796	3,758
		12,666
Norway — 0.5%
Aker Solutions ASA	240	1,587
DnB NOR ASA	400	1,587
Norsk Hydro ASA	467	1,903
Orkla ASA	1,643	10,932
Renewable Energy Corp. ASA*	169	1,619
StatoilHydro ASA	1,949	32,597
Telenor ASA	1,419	9,573
Yara International ASA	200	4,399
		64,197
Portugal — 0.3%
Banco Comercial Portugues S.A.*	2,923	3,337
Banco Espirito Santo S.A.	379	3,530
BRISA	510	3,823
CIMPOR - Cimentos de Portugal SGPS S.A.	2,109	10,240
Energias de Portugal S.A.	3,088	11,617
Portugal Telecom, SGPS S.A.	477	4,082
		36,629
Singapore — 1.0%
CapitaLand Ltd.	2,000	4,364
Capitamall Trust Management Ltd.	3,000	3,338
City Developments Ltd.	1,000	4,474
ComfortDelGro Corp. Ltd.	4,000	4,052
DBS Group Holdings Ltd.	1,000	5,890
Fraser & Neave Ltd.	2,000	4,135
Keppel Corp. Ltd.	1,000	3,036
Olam International Ltd.	3,000	2,419
Oversea-Chinese Banking Corp.	4,000	13,908
SembCorp Industries Ltd.	2,000	3,263
Singapore Airlines Ltd.	1,000	7,865
Singapore Exchange Ltd.	1,000	3,562
Singapore Press Holdings Ltd.	2,000	4,337
Singapore Technologies Engineering Ltd.	2,000	3,312
Singapore Telecommunications Ltd.	13,000	23,167
United Overseas Bank Ltd.	3,000	27,111
Wilmar International Ltd.	1,000	1,959
		120,192

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

DEVELOPED INTERNATIONAL INDEX FUND

	Number of Shares	Value (000)†
COMMON STOCKS — (continued)
Spain — 4.5%
Abertis Infraestructuras S.A.	243	$4,355
Acciona S.A.	26	3,306
Acerinox S.A.	263	4,275
ACS Actividades de Construccion y Servicios S.A.	261	12,120
Banco Bilbao Vizcaya Argentaria, Chile S.A.	5,035	62,386
Banco de Sabadell S.A.	1,701	11,645
Banco Popular Espanol S.A.	1,110	9,628
Banco Santander S.A.	13,777	133,095
Bankinter S.A.	504	4,559
Cintra Concesiones de Infraestructuras de Transporte S.A.	477	3,620
Criteria CaixaCorp S.A.	2,021	8,062
Enagas S.A.	197	4,350
Gamesa Corporacion Tecnologica S.A.	127	2,316
Gas Natural SDG S.A.	107	2,911
Grifols S.A.	170	2,979
Grupo Ferrovial S.A.	101	2,817
Iberdrola Renovables S.A.*	2,539	11,069
Iberdrola S.A.	5,338	49,759
Inditex S.A.	375	16,699
Indra Sistemas S.A.	195	4,476
Mapfre S.A.	1,111	3,788
Red Electrica de Espana S.A.	86	4,384
Repson YPF S.A.	1,214	25,919
Telefonica S.A.	6,277	141,682
Union Fenosa S.A.	618	15,484
Zardoya Otis S.A.	251	4,511
		550,195
Sweden — 1.9%
Alfa Laval AB	400	3,571
Assa Abloy AB, B Shares	400	4,652
Atlas Copco AB, A Shares	2,082	18,318
Atlas Copco AB, B Shares	402	3,148
Electrolux AB, B Shares	398	3,483
Getinge AB*	44	508
Getinge AB, B Shares	400	4,854
Hennes & Mauritz AB, B Shares	800	31,820
Husqvarna AB, B Shares	623	3,352
Investor AB, B Shares	400	6,101
Lundin Petroleum AB*	525	2,817
Millicom International Cellular S.A.	126	5,953
Modern Times Group AB, B Shares	91	1,992
Nordea Bank AB	3,500	24,947
Sandvik AB	2,138	13,733
Scania AB, B Shares	300	3,053
Securitas AB, B Shares	400	3,368
Skandinaviska Enskilda Banken AB, A Shares	400	3,229
Skanska AB, B Shares	500	5,128
SKF AB, B Shares	300	3,053
Ssab Svenskt Stal AB, A Shares	200	1,774
Svenska Cellulosa AB, B Shares	400	3,473
Svenska Handelsbanken AB, A Shares	400	6,614
Swedbank AB, A Shares	300	1,772

	Number of Shares	Value (000)†
Sweden — (continued)
Swedish Match AB	500	$7,218
Tele2 AB, B Shares	316	2,860
Telefonaktiebolaget LM Ericsson, B Shares	4,356	33,959
TeliaSonera AB	3,500	17,626
Volvo AB, B Shares	2,541	14,460
		236,836
Switzerland — 8.1%
ABB Ltd.*	3,475	52,994
Actelion Ltd.*	158	8,938
Adecco S.A.	107	3,663
Aryzta AG*	142	4,563
Baloise Holding AG	53	4,002
Compagnie Financiere Richemont SA	925	17,625
Credit Suisse Group AG	1,585	44,419
Geberit AG	35	3,785
Givaudan S.A.	13	10,273
Holcim Ltd.	297	17,190
Julius Baer Holding AG	345	13,371
Kuehne & Nagel International AG	67	4,339
Lindt & Spruengli AG	3	5,613
Logitech International S.A.*	189	2,966
Lonza Group AG	73	6,768
Nestle S.A.	5,845	231,451
Nobel Biocare Holding AG	161	3,325
Novartis AG	3,636	182,096
Pargesa Holding S.A.	49	3,275
Roche Holding AG	1,047	162,094
Schindler Holding AG	75	3,441
SGS S.A.	10	10,459
Sonova Holding AG	68	4,133
STMicroelectronics N.V.	500	3,353
Straumann Holding AG	19	3,368
Sulzer AG	43	2,481
Swiss Life Holding AG*	25	1,734
Swiss Reinsurance	502	24,581
Swisscom AG	41	13,300
Syngenta AG	145	28,169
The Swatch Group AG	26	3,667
UBS AG*	4,379	63,712
Zurich Financial Services AG	219	47,847
		992,995
United Kingdom — 17.8%
3i Group Plc	305	1,194
AMEC Plc	338	2,440
Anglo American Plc	1,937	45,204
Antofagasta Plc	475	2,975
Associated British Foods Plc	339	3,569
AstraZeneca Plc	2,243	91,762
Aviva Plc	4,387	24,859
BAE Systems Plc	5,450	29,660
Balfour Beatty Plc	658	3,183
Banco Santander S.A.*	68	635
Barclays Plc	11,711	26,618

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

DEVELOPED INTERNATIONAL INDEX FUND

	Number of Shares	Value (000)†
COMMON STOCKS — (continued)
United Kingdom — (continued)
Berkeley Group Holdings Plc*	282	$3,576
BG Group Plc	5,244	72,585
BHP Billiton Plc	3,442	66,760
BP Plc	29,333	226,434
British Airways Plc	1,104	2,918
British American Tobacco Plc	2,699	70,397
British American Tobacco Plc	274	6,116
British Energy Group Plc	1,477	16,551
British Land Co. Plc	374	2,997
British Sky Broadcasting Group Plc	1,968	13,898
BT Group Plc	12,725	25,591
Bunzl Plc	402	3,430
Burberry Group Plc	604	1,956
Cable & Wireless Plc	4,131	9,342
Cadbury Plc	1,714	15,146
Cairn Energy Plc*	196	5,740
Carnival Plc	144	3,180
Centrica Plc	8,300	31,953
Cobham Plc	1,192	3,563
Compass Group Plc	3,147	15,696
Diageo Plc	3,949	55,487
Drax Group Plc	574	4,660
Eurasian Natural Resources Corp.	276	1,321
Experian Plc	1,921	12,112
Firstgroup Plc	471	2,979
Friends Provident Plc	2,970	3,796
G4S Plc	1,282	3,818
GKN Plc	1,128	1,571
GlaxoSmithKline Plc	8,184	152,204
Hammerson Plc	657	5,089
Hays Plc	2,914	2,944
HBOS Plc	7,867	8,144
Home Retail Group Plc	1,112	3,432
HSBC Holdings Plc	18,351	179,605
ICAP Plc	573	2,419
Imperial Tobacco Group Plc	1,538	41,081
Intercontinental Hotels Group Plc	377	3,110
International Power Plc	1,159	4,039
Invensys Plc*	1,012	2,558
Investec Plc	753	3,109
ITV Plc	6,405	3,696
J. Sainsbury Plc	843	4,023
Johnson Matthey Plc	169	2,689
Kazakhmys Plc	211	720
Kingfisher Plc	2,201	4,336
Ladbrokes Plc	1,213	3,258
Land Securities Group Plc	562	7,556
Legal & General Group Plc	11,040	12,340
Liberty International Plc	311	2,153
Lloyds TSB Group Plc	6,971	13,194
Logica Plc	2,077	2,088
London Stock Exchange Group Plc	323	2,423
Lonmin Plc	123	1,639
Man Group Plc	2,757	9,484

	Number of Shares	Value (000)†
United Kingdom — (continued)
Marks & Spencer Group Plc	2,787	$8,736
Meggitt Plc	1,223	2,840
National Grid Plc	3,698	36,542
Next Plc	269	4,227
Old Mutual Plc	10,977	8,823
Pearson Plc	1,378	12,988
Prudential Plc	3,931	23,862
Reckitt Benckiser Group Plc	912	34,173
Reed Elsevier Plc	1,823	13,384
Rexam Plc	667	3,414
Rio Tinto Plc	1,386	30,806
Rolls-Royce Group Plc*	2,397	11,726
Rolls-Royce Group Plc, Class C	75,504	109
Royal Bank of Scotland Group Plc	26,301	19,361
RSA Insurance Group Plc	5,743	11,444
SABMiller Plc	1,465	24,601
Schroders Plc	441	5,548
Scottish & Southern Energy Plc	1,450	25,565
Segro Plc	658	2,346
Serco Group Plc	621	4,065
Severn Trent Plc	745	12,911
Shire Plc	1,027	15,128
Smith & Nephew Plc	1,668	10,653
Smiths Group Plc	1,023	13,145
Stagecoach Group Plc	947	1,948
Standard Chartered Plc	2,922	37,390
Standard Life Plc	3,983	11,627
Tate & Lyle Plc	614	3,578
Tesco Plc	11,683	60,834
The Capita Group Plc	1,783	19,126
The Sage Group Plc	1,309	3,241
Thomas Cook Group Plc	1,173	3,000
Thomson Reuters Plc	186	4,145
Tomkins Plc	1,971	3,549
TUI Travel Plc	1,257	4,261
Tullow Oil Plc	1,131	10,828
Unilever Plc	1,934	44,424
United Business Media Ltd.	477	3,524
United Utilities Group Plc	2,274	20,648
Vedanta Resources Plc	149	1,338
Vodafone Group Plc	80,592	165,024
Whitbread Plc	234	3,119
WM Morrison Supermarkets Plc	3,951	16,015
Wolseley Plc	668	3,721
WPP Group Plc	1,357	7,935
Xstrata Plc	905	8,468
		2,167,145
United States — 0.1%
Synthes, Inc.	103	12,909
TOTAL COMMON STOCKS (Cost $14,587,959)		11,998,283

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

DEVELOPED INTERNATIONAL INDEX FUND

	Number of Shares	Value (000)†
RIGHTS — 0.0%
Australia — 0.0%
Macquarie Office Trust	35,372	$987
Belgium — 0.0%
Fortis N.V.	1,977	0
Germany — 0.0%
Deutsche Postbank AG*	82	0
Italy — 0.0%
Finmeccanica SpA*	189	84
Singapore — 0.0%
DBS Group Holdings Ltd.*	500	1,041
Sweden — 0.0%
Swedbank AB*	300	1
United Kingdom — 0.0%
HBOS Plc	10,887	0
Lloyds TSB Group Plc	3,030	0
		0
Total RIGHTS (Cost $1,358)		2,113
WARRANTS — 0.0%
Belgium — 0.0%
Anheuser-Busch InBev NV* (Cost $0)	258	1
SHORT-TERM INVESTMENTS — 1.6%
BlackRock Liquidity Funds TempCash - Institutional Shares	97,254	97,254
BlackRock Liquidity Funds TempFund - Institutional Shares	97,254	97,254
TOTAL SHORT-TERM INVESTMENTS (Cost $194,508)		194,508
TOTAL INVESTMENTS — 100.0% (Cost $14,783,825)		$12,194,905

†  See Security Valuation Note.

*  Non-income producing security.

Plc — Public Limited Company.

PPS — Partially Protected Shares.

COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value	Value†
Advertising	0.1%	$9,910
Aerospace & Defense	0.7%	78,526
Agriculture	1.2%	149,957
Airlines	0.3%	36,645
Apparel	0.3%	41,546
Auto Manufacturers	3.3%	396,446
Auto Parts & Equipment	0.6%	77,739
Banks	13.5%	1,620,716
Beverages	1.7%	202,267
Biotechnology	0.2%	21,036
Building Materials	1.1%	135,890
Chemicals	3.1%	367,867
Commercial Services	1.3%	156,153
Computers	0.4%	50,936
Cosmetics & Personal Care	0.8%	96,137
Distribution & Wholesale	0.9%	103,993
Diversified Financial Services	1.2%	139,178
Diversified Operations	—%	3,036
Electric	5.6%	669,220
Electrical Components & Equipment	0.9%	103,847
Electronics	1.4%	164,571
Energy-Alternate Sources	0.2%	20,021
Engineering & Construction	1.5%	184,749
Entertainment	0.3%	39,426
Environmental Control	—%	5,407
Food	5.6%	670,361
Food Service	0.2%	19,864
Forest Products & Paper	0.3%	35,795
Gas	1.4%	170,483
Hand & Machine Tools	0.3%	31,951
Healthcare Products	0.7%	89,181
Healthcare Services	0.2%	18,882
Holding Companies	0.6%	75,606
Home Builders	0.3%	30,578
Home Furnishings	0.7%	87,585
Household Products & Wares	0.5%	57,566
Insurance	5.2%	624,222
Internet	0.2%	21,701
Investment Companies	0.2%	24,865
Iron & Steel	1.1%	133,964
Leisure Time	0.2%	27,910
Lodging	0.2%	29,935
Machinery - Construction & Mining	0.3%	40,440
Machinery - Diversified	1.2%	144,578
Media	1.5%	180,372
Metal Fabricate/Hardware	0.3%	36,582
Mining	2.7%	319,246
Miscellaneous Manufacturing	1.4%	163,809
Mixed Industrial/Office	0.4%	51,810
Office & Business Equipment	0.6%	74,218
Oil & Gas	8.3%	993,346
Oil & Gas Services	0.2%	21,067
Packaging and Containers	0.1%	12,999

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

DEVELOPED INTERNATIONAL INDEX FUND

COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value	Value†
Pharmaceuticals	8.1%	$978,127
Real Estate	1.4%	162,250
Real Estate Investment Trust	0.3%	31,950
Retail	2.0%	239,530
Semiconductors	0.3%	35,308
Software	0.5%	63,141
Strip Centers	0.3%	36,530
Telecommunications	8.1%	968,235
Textiles	0.2%	19,776
Toys, Games & Hobbies	0.7%	80,814
Transportation	2.1%	254,068
Venture Capital	—%	1,194
Water	0.5%	63,225
	100.0%	$11,998,283

Summary of inputs used to value the Fund's net assets as of December 31, 2008 is as follows (See Security Valuation Note):

Valuation Inputs	Investments in Securities (Market Value)
Level 1 — Quoted Prices	$424,183
Level 2 — Other Significant Observable Inputs	11,770,722
Level 3 — Significant Unobservable Inputs	—
Total	$12,194,905

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

BALANCED FUND

	Number of Shares	Value†
AFFILIATED MUTUAL FUNDS — 99.9%
Penn Series Index 500 Fund	5,450,538	$34,229,380
Penn Series Quality Bond Fund	2,169,546	22,476,495
TOTAL AFFILIATED MUTUAL FUNDS (Cost $68,487,374)		56,705,875
SHORT-TERM INVESTMENTS — 0.1%
BlackRock Liquidity Funds TempCash - Institutional Shares	15,939	15,939
BlackRock Liquidity Funds TempFund - Institutional Shares	15,938	15,938
TOTAL SHORT-TERM INVESTMENTS (Cost $31,877)		31,877
TOTAL INVESTMENTS — 100.0% (Cost $68,519,251)		$56,737,752

†  See Security Valuation Note.

Summary of inputs used to value the Fund's net assets as of December 31, 2008 is as follows (See Security Valuation Note):

Valuation Inputs	Investments in Securities (Market Value)
Level 1 — Quoted Prices	$56,737,752
Level 2 — Other Significant Observable Inputs	—
Level 3 — Significant Unobservable Inputs	—
Total	$56,737,752

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

AGGRESSIVE ALLOCATION FUND

	Number of Shares	Value†
AFFILIATED MUTUAL FUNDS — 99.7%
Penn Series Developed International Index Fund	16,779	$119,468
Penn Series Emerging Markets Equity Fund	7,490	44,865
Penn Series Index 500 Fund	26,338	165,403
Penn Series International Equity Fund	11,309	148,368
Penn Series Large Cap Growth Fund	14,969	90,115
Penn Series Large Cap Value Fund	9,668	91,172
Penn Series Large Core Growth Fund	22,010	135,140
Penn Series Large Core Value Fund	29,017	209,503
Penn Series Mid Cap Growth Fund*	13,879	75,226
Penn Series Mid Cap Value Fund	4,674	31,829
Penn Series Mid Core Value Fund	6,529	44,397
Penn Series Quality Bond Fund	7,148	74,058
Penn Series REIT Fund	9,207	62,789
Penn Series Small Cap Growth Fund*	2,874	31,072
Penn Series Small Cap Index Fund	4,407	30,674
Penn Series Small Cap Value Fund	4,604	45,991
Penn Series SMID Cap Growth Fund*	7,062	45,900
Penn Series SMID Cap Value Fund	8,911	60,595
TOTAL AFFILIATED MUTUAL FUNDS (Cost $1,482,762)		1,506,565
SHORT-TERM INVESTMENTS — 0.3%
BlackRock Liquidity Funds TempCash - Institutional Shares	1,959	1,959
BlackRock Liquidity Funds TempFund - Institutional Shares	1,959	1,959
TOTAL SHORT-TERM INVESTMENTS (Cost $3,918)		3,918
TOTAL INVESTMENTS — 100.0% (Cost $1,486,680)		$1,510,483

†  See Security Valuation Note.

*  Non-income producing security.

Summary of inputs used to value the Fund's net assets as of December 31, 2008 is as follows (See Security Valuation Note):

Valuation Inputs	Investments in Securities (Market Value)
Level 1 — Quoted Prices	$1,510,483
Level 2 — Other Significant Observable Inputs	—
Level 3 — Significant Unobservable Inputs	—
Total	$1,510,483

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

MODERATELY AGGRESSIVE ALLOCATION FUND

	Number of Shares	Value†
AFFILIATED MUTUAL FUNDS — 99.3%
Penn Series Developed International Index Fund	112,746	$802,750
Penn Series Emerging Markets Equity Fund	38,341	229,664
Penn Series High Yield Bond Fund	45,259	229,009
Penn Series Index 500 Fund	183,600	1,153,011
Penn Series International Equity Fund	78,160	1,025,456
Penn Series Large Cap Growth Fund	95,800	576,717
Penn Series Large Cap Value Fund	49,681	468,492
Penn Series Large Core Growth Fund	150,248	922,521
Penn Series Large Core Value Fund	206,909	1,493,885
Penn Series Limited Maturity Bond Fund	75,329	796,233
Penn Series Mid Cap Growth Fund*	85,264	462,133
Penn Series Mid Cap Value Fund	35,816	243,905
Penn Series Mid Core Value Fund	33,451	227,469
Penn Series Quality Bond Fund	120,770	1,251,174
Penn Series Reit Fund	53,119	362,273
Penn Series Small Cap Growth Fund*	11,027	119,198
Penn Series Small Cap Index Fund	50,749	353,215
Penn Series Small Cap Value Fund	23,565	235,410
Penn Series SMID Cap Growth Fund*	36,141	234,915
Penn Series SMID Cap Value Fund	51,191	348,100
TOTAL AFFILIATED MUTUAL FUNDS (Cost $11,604,770)		11,535,530
SHORT-TERM INVESTMENTS — 0.7%
BlackRock Liquidity Funds TempCash - Institutional Shares	39,971	39,971
BlackRock Liquidity Funds TempFund - Institutional Shares	39,970	39,970
TOTAL SHORT-TERM INVESTMENTS (Cost $79,941)		79,941
TOTAL INVESTMENTS — 100.0% (Cost $11,684,711)		$11,615,471

†  See Security Valuation Note.

*  Non-income producing security.

Summary of inputs used to value the Fund's net assets as of December 31, 2008 is as follows (See Security Valuation Note):

Valuation Inputs	Investments in Securities (Market Value)
Level 1 — Quoted Prices	$11,615,471
Level 2 — Other Significant Observable Inputs	—
Level 3 — Significant Unobservable Inputs	—
Total	$11,615,471

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

MODERATE ALLOCATION FUND

	Number of Shares	Value†
AFFILIATED MUTUAL FUNDS — 98.8%
Penn Series Developed International Index Fund	72,270	$514,565
Penn Series Emerging Markets Equity Fund	43,008	257,616
Penn Series Flexibly Managed Fund	15,845	258,591
Penn Series High Yield Bond Fund	101,543	513,805
Penn Series Index 500 Fund	144,374	906,669
Penn Series International Equity Fund	68,194	894,710
Penn Series Large Cap Growth Fund	85,964	517,500
Penn Series Large Cap Value Fund	27,741	261,599
Penn Series Large Core Growth Fund	126,392	776,044
Penn Series Large Core Value Fund	160,935	1,161,953
Penn Series Limited Maturity Bond Fund	144,862	1,531,193
Penn Series Mid Cap Growth Fund*	71,726	388,753
Penn Series Mid Cap Value Fund	39,079	266,124
Penn Series Mid Core Value Fund	37,532	255,218
Penn Series Money Market Fund	1,023,244	1,023,244
Penn Series Quality Bond Fund	197,056	2,041,503
Penn Series REIT Fund	39,963	272,550
Penn Series Small Cap Growth Fund*	12,362	133,637
Penn Series Small Cap Index Fund	37,941	264,070
Penn Series Small Cap Value Fund	26,426	263,994
Penn Series SMID Cap Growth Fund*	20,265	131,721
Penn Series SMID Cap Value Fund	38,654	262,848
TOTAL AFFILIATED MUTUAL FUNDS (Cost $13,243,347)		12,897,907
SHORT-TERM INVESTMENTS — 1.2%
BlackRock Liquidity Funds TempCash - Institutional Shares	81,312	81,312
BlackRock Liquidity Funds TempFund - Institutional Shares	81,311	81,311
TOTAL SHORT-TERM INVESTMENTS (Cost $162,623)		162,623
TOTAL INVESTMENTS — 100.0% (Cost $13,405,970)		$13,060,530

†  See Security Valuation Note.

*  Non-income producing security.

Summary of inputs used to value the Fund's net assets as of December 31, 2008 is as follows (See Security Valuation Note):

Valuation Inputs	Investments in Securities (Market Value)
Level 1 — Quoted Prices	$13,060,530
Level 2 — Other Significant Observable Inputs	—
Level 3 — Significant Unobservable Inputs	—
Total	$13,060,530

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

MODERATELY CONSERVATIVE ALLOCATION FUND

	Number of Shares	Value†
AFFILIATED MUTUAL FUNDS — 100.0%
Penn Series Developed International Index Fund	47,494	$338,155
Penn Series Flexibly Managed Fund	15,620	254,922
Penn Series High Yield Bond Fund	100,077	506,389
Penn Series Index 500 Fund	67,775	425,625
Penn Series International Equity Fund	32,007	419,933
Penn Series Large Cap Growth Fund	42,371	255,072
Penn Series Large Cap Value Fund	18,084	170,533
Penn Series Large Core Growth Fund	55,372	339,986
Penn Series Large Core Value Fund	70,613	509,827
Penn Series Limited Maturity Bond Fund	134,846	1,425,321
Penn Series Mid Cap Growth Fund*	31,426	170,329
Penn Series Mid Cap Value Fund	13,014	88,627
Penn Series Mid Core Value Fund	12,345	83,947
Penn Series Money Market Fund	1,176,812	1,176,812
Penn Series Quality Bond Fund	178,035	1,844,445
Penn Series Small Cap Index Fund	24,942	173,594
Penn Series SMID Cap Growth Fund*	13,321	86,586
Penn Series SMID Cap Value Fund	25,411	172,796
TOTAL AFFILIATED MUTUAL FUNDS (Cost $8,879,068)		8,442,899
SHORT-TERM INVESTMENTS — 0.0%
BlackRock Liquidity Funds TempCash - Institutional Shares	577	577
BlackRock Liquidity Funds TempFund - Institutional Shares	577	577
TOTAL SHORT-TERM INVESTMENTS (Cost $1,154)		1,154
TOTAL INVESTMENTS — 100.0% (Cost $8,880,222)		$8,444,053

†  See Security Valuation Note.

*  Non-income producing security.

Summary of inputs used to value the Fund's net assets as of December 31, 2008 is as follows (See Security Valuation Note):

Valuation Inputs	Investments in Securities (Market Value)
Level 1 – Quoted Prices	$8,444,053
Level 2 – Other Significant Observable Inputs	—
Level 3 – Significant Unobservable Inputs	—
Total	$8,444,053

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

CONSERVATIVE ALLOCATION FUND

	Number of Shares	Value†
AFFILIATED MUTUAL FUNDS — 100.0%
Penn Series Developed International Index Fund	23,316	$166,013
Penn Series Flexibly Managed Fund	15,337	250,303
Penn Series High Yield Bond Fund	131,013	662,927
Penn Series Index 500 Fund	53,238	334,334
Penn Series International Equity Fund	18,855	247,377
Penn Series Large Core Growth Fund	54,371	333,836
Penn Series Large Core Value Fund	57,777	417,153
Penn Series Limited Maturity Bond Fund	155,756	1,646,339
Penn Series Money Market Fund	1,980,842	1,980,842
Penn Series Quality Bond Fund	214,522	2,222,450
TOTAL AFFILIATED MUTUAL FUNDS (Cost $8,524,673)		8,261,574
SHORT-TERM INVESTMENTS — 0.0%
BlackRock Liquidity Funds TempCash - Institutional Shares	1,226	1,226
BlackRock Liquidity Funds TempFund - Institutional Shares	1,227	1,227
TOTAL SHORT-TERM INVESTMENTS (Cost $2,453)		2,453
TOTAL INVESTMENTS — 100.0% (Cost $8,527,126)		$8,264,027

†  See Security Valuation Note.

Summary of inputs used to value the Fund's net assets as of December 31, 2008 is as follows (See Security Valuation Note):

Valuation Inputs	Investments in Securities (Market Value)
Level 1 — Quoted Prices	$8,264,027
Level 2 — Other Significant Observable Inputs	—
Level 3 — Significant Unobservable Inputs	—
Total	$8,264,027

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2008

	Money Market Fund	Limited Maturity Bond Fund	Quality Bond Fund	High Yield Bond Fund
ASSETS
Investments at value	$214,651,541	$77,808,692	$229,477,412	$56,700,902
Interest, dividends and reclaims receivable	2,019,331	462,875	1,703,588	1,392,701
Receivable for investment securities sold	—	—	2,743	—
Receivable for capital stock sold	84,938	62,576	38,216	109,285
Other assets	5,695	2,320	7,507	2,689
Total Assets	216,761,505	78,336,463	231,229,466	58,205,577
LIABILITIES
Payable for investment securities purchased	—	—	—	33,711
Payable for capital stock redeemed	2,638,931	2,609,573	9,306,615	99,572
Payable to investment adviser	31,659	19,556	61,659	23,702
Payable to The Penn Mutual Life Insurance Co.	76,602	28,161	84,291	22,326
Other liabilites	41,332	19,393	46,962	31,281
Total Liabilities	2,788,524	2,676,683	9,499,527	210,592
NET ASSETS	$213,972,981	$75,659,780	$221,729,939	$57,994,985
COMPONENTS OF NET ASSETS:
Paid-in Capital	$213,969,747	$75,524,107	$223,386,829	$94,607,898
Undistributed net investment income (loss)	14,045	—	43,561	(995)
Accumulated net realized gain (loss) on investment transactions and foreign exchange	(10,811)	(186,675)	2,064,231	(15,396,282)
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	—	322,348	(3,764,682)	(21,215,636)
NET ASSETS	$213,972,981	$75,659,780	$221,729,939	$57,994,985
Shares outstanding, $0.10 par value, 500 million shares authorized	213,970,554
Shares outstanding, $0.10 par value, 250 million shares authorized			21,397,741	11,473,165
Shares outstanding, $0.0001 par value, 250 million shares authorized		7,160,481
NET ASSETS VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$1.00	$10.57	$10.36	$5.05
Investments at cost	$214,651,541	$77,486,344	$233,242,094	$77,916,830
Foreign currency at cost	—	—	—	—
Call options written, premiums received	—	—	—	—

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2008

	Flexibly Managed Fund	Large Growth Stock Fund	Large Cap Value Fund	Large Cap Growth Fund
ASSETS
Investments at value	$956,081,523	$88,415,194	$106,767,571	$17,242,371
Cash	149,806	—	1	—
Interest, dividends and reclaims receivable	3,107,717	170,794	187,343	25,262
Receivable for investment securities sold	6,104,184	188,956	3,362,211	37,499
Receivable from investment adviser	—	—	—	—
Receivable for capital stock sold	928,197	1,304,626	1,178,540	398,393
Other assets	52,413	4,220	5,064	772
Total Assets	966,423,840	90,083,790	111,500,730	17,704,297
LIABILITIES
Call options written, at value	2,041,530	—	—	—
Payable for investment securities purchased	14,390,092	94,401	4,255,372	145,023
Payable for capital stock redeemed	425,864	914	500,846	86
Payable to investment adviser	460,371	53,477	51,493	7,649
Payable to The Penn Mutual Life Insurance Co.	355,734	34,024	40,854	6,414
Other liabilites	243,423	49,132	36,508	7,938
Total Liabilities	17,917,014	231,948	4,885,073	167,110
NET ASSETS	$948,506,826	$89,851,842	$106,615,657	$17,537,187
COMPONENTS OF NET ASSETS:
Paid-in Capital	$1,253,797,000	$254,136,337	$179,446,040	$27,874,754
Undistributed net investment income (loss)	63,773	26	—	—
Accumulated net realized gain (loss) on investment transactions and foreign exchange	(120,336,486)	(137,029,535)	(49,241,226)	(5,891,842)
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	(185,017,461)	(27,254,986)	(23,589,157)	(4,445,725)
NET ASSETS	$948,506,826	$89,851,842	$106,615,657	$17,537,187
Shares outstanding, $0.10 par value, 500 million shares authorized
Shares outstanding, $0.10 par value, 250 million shares authorized	58,100,792	9,710,118	11,310,605
Shares outstanding, $0.0001 par value, 250 million shares authorized				2,914,774
NET ASSETS VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$16.33	$9.25	$9.43	$6.02
Investments at cost	$1,143,622,127	$115,678,384	$130,357,690	$21,688,096
Foreign currency at cost	—	—	—	—
Call options written, premiums received	4,572,168	—	—	—

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2008

	Index 500 Fund	Mid Cap Growth Fund	Mid Cap Value Fund	Mid Core Value Fund
ASSETS
Investments at value	$192,544,909	$56,086,974	$59,958,400	$28,883,234
Cash	—	—	1	1
Interest, dividends and reclaims receivable	433,383	27,269	103,039	70,889
Receivable for investment securities sold	—	—	114,160	—
Receivable for capital stock sold	2,472,629	1,676,247	1,174,798	983,303
Futures receivable	39,372	—	—	—
Other assets	19,060	2,792	2,890	1,356
Total Assets	195,509,353	57,793,282	61,353,288	29,938,783
LIABILITIES
Payable for investment securities purchased	310,311	—	146,210	—
Payable for capital stock redeemed	1,106	138	632,607	47
Payable to investment adviser	11,072	31,856	25,987	16,558
Payable to The Penn Mutual Life Insurance Co.	46,248	8,418	22,332	10,749
Other liabilites	62,760	5,734	18,871	16,704
Total Liabilities	431,497	46,146	846,007	44,058
NET ASSETS	$195,077,856	$57,747,136	$60,507,281	$29,894,725
COMPONENTS OF NET ASSETS:
Paid-in Capital	$290,927,889	$89,640,949	$101,499,128	$49,103,602
Undistributed net investment income (loss)	—	2,030	—	—
Accumulated net realized gain (loss) on investment transactions and foreign exchange	(27,063,255)	(18,008,492)	(5,386,165)	(5,212,253)
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	(68,786,778)	(13,887,351)	(35,605,682)	(13,996,624)
NET ASSETS	$195,077,856	$57,747,136	$60,507,281	$29,894,725
Shares outstanding, $0.10 par value, 500 million shares authorized
Shares outstanding, $0.10 par value, 250 million shares authorized
Shares outstanding, $0.0001 par value, 250 million shares authorized	31,075,403	10,650,782	8,884,455	4,399,029
NET ASSETS VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$6.28	$5.42	$6.81	$6.80
Investments at cost	$261,394,141	$69,974,325	$95,564,082	$42,879,858
Foreign currency at cost	—	—	—	—
Call options written, premiums received	—	—	—	—

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2008

	Small Cap Growth Fund	Small Cap Value Fund	International Equity Fund	REIT Fund
ASSETS
Investments at value	$46,664,852	$106,993,310	$205,215,626	$30,332,946
Cash	1	—	1	1
Interest, dividends and reclaims receivable	554	210,832	884,614	259,420
Receivable for investment securities sold	374,169	423,813	—	299,140
Receivable for capital stock sold	1,336,408	1,906,267	17,884	2,883,296
Net unrealized appreciation of forward foreign currency contracts	—	—	39,572,664	—
Other assets	2,183	5,151	9,614	1,584
Total Assets	48,378,167	109,539,373	245,700,403	33,776,387
LIABILITIES
Payable for investment securities purchased	299,996	44,664	2,157,867	219,965
Payable for capital stock redeemed	4,176	403	1,294,561	273,612
Payable to investment adviser	28,355	76,997	148,656	16,509
Payable to The Penn Mutual Life Insurance Co.	17,010	40,538	79,495	11,567
Net unrealized depreciation of forward foreign currency contracts	—	—	28,755,736	—
Other liabilites	20,343	41,250	147,192	14,505
Total Liabilities	369,880	203,852	32,583,507	536,158
NET ASSETS	$48,008,287	$109,335,521	$213,116,896	$33,240,229
COMPONENTS OF NET ASSETS:
Paid-in Capital	$132,269,151	$161,345,131	$301,059,359	$59,114,212
Undistributed net investment income (loss)	—	—	(7,862,401)	—
Accumulated net realized gain (loss) on investment transactions and foreign exchange	(69,051,957)	(15,831,692)	(45,085,289)	(15,562,476)
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	(15,208,907)	(36,177,918)	(34,994,773)	(10,311,507)
NET ASSETS	$48,008,287	$109,335,521	$213,116,896	$33,240,229
Shares outstanding, $0.10 par value, 500 million shares authorized
Shares outstanding, $0.10 par value, 250 million shares authorized	4,440,956	10,948,415	16,243,726
Shares outstanding, $0.0001 par value, 250 million shares authorized				4,874,292
NET ASSETS VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$10.81	$9.99	$13.12	$6.82
Investments at cost	$61,873,759	$143,171,228	$251,088,703	$40,644,453
Foreign currency at cost	—	—	—	—
Call options written, premiums received	—	—	—	—

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2008

	Large Core Growth Fund	Large Core Value Fund	SMID Cap Growth Fund	SMID Cap Value Fund
ASSETS
Investments at value	$99,562,765	$112,598,417	$4,360,463	$4,776,954
Cash	1	1	1	—
Interest, dividends and reclaims receivable	117,238	290,743	1,952	6,989
Receivable for investment securities sold	106,543	—	6,054	9,346
Receivable for capital stock sold	868,280	1,364,473	6,179	129,347
Other assets	5,236	5,592	182	188
Total Assets	100,660,063	114,259,226	4,374,831	4,922,824
LIABILITIES
Payable for investment securities purchased	458,749	—	114,753	150,698
Payable for capital stock redeemed	978	2,206	1,296	10,087
Payable to investment adviser	9,554	4,437	596	1,462
Payable to The Penn Mutual Life Insurance Co.	38,464	42,532	1,431	1,512
Other liabilites	56,112	43,376	6,620	6,617
Total Liabilities	563,857	92,551	124,696	170,376
NET ASSETS	$100,096,206	$114,166,675	$4,250,135	$4,752,448
COMPONENTS OF NET ASSETS:
Paid-in Capital	$163,019,943	$157,792,660	$6,094,296	$6,402,362
Undistributed net investment income (loss)	51,883	—	—	—
Accumulated net realized gain (loss) on investment transactions and foreign exchange	(29,520,455)	(16,499,328)	(215,543)	(292,463)
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	(33,455,165)	(27,126,657)	(1,628,618)	(1,357,451)
NET ASSETS	$100,096,206	$114,166,675	$4,250,135	$4,752,448
Shares outstanding, $0.10 par value, 500 million shares authorized
Shares outstanding, $0.10 par value, 250 million shares authorized
Shares outstanding, $0.0001 par value, 250 million shares authorized	16,301,754	15,807,189	653,068	698,820
NET ASSETS VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$6.14	$7.22	$6.51	$6.80
Investments at cost	$133,017,930	$139,725,074	$5,989,081	$6,134,405
Foreign currency at cost	—	—	—	—
Call options written, premiums received	—	—	—	—

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2008

	Emerging Markets Equity Fund	Small Cap Index Fund	Developed International Index Fund
ASSETS
Investments, at value	$51,510,093	$8,226,856	$12,194,905
Foreign currency, at value	145,179	—	53,416
Cash	—	—	1
Interest, dividends and reclaims receivable	44,867	12,419	20,486
Receivable for investment securities sold	83,009	9,213	—
Receivable from investment adviser	—	19,359	66,679
Receivable for capital stock sold	958,243	5,429	15,381
Futures variation margin receivable	—	5,720	—
Net unrealized appreciation of forward foreign currency contracts	23,284	—	10,225
Other assets	2,785	368	102,857
Total Assets	52,767,460	8,279,364	12,463,950
LIABILITIES
Payable for investment securities purchased	459,362	44,571	116,553
Payable for capital stock redeemed	15,108	6,286	69,493
Future variation margin payable	—	—	29,814
Payable to investment adviser	21,129	—	—
Payable to The Penn Mutual Life Insurance Co.	19,323	2,860	3,542
Net unrealized depreciation of forward foreign currency contracts	—	—	1,423
Other liabilites	48,648	17,428	41,944
Total Liabilities	563,570	71,145	262,769
NET ASSETS	$52,203,890	$8,208,219	$12,201,181
COMPONENTS OF NET ASSETS:
Paid-in Capital	$89,078,646	$11,329,740	$14,898,838
Undistributed net investment income (loss)	(27,958)	—	(27,195)
Accumulated net realized gain (loss) on investment transactions and foreign exchange	(14,718,280)	(97,522)	(99,417)
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	(22,128,518)	(3,023,999)	(2,571,045)
NET ASSETS	$52,203,890	$8,208,219	$12,201,181
Shares outstanding, $0.10 par value, 500 million shares authorized
Shares outstanding, $0.10 par value, 250 million shares authorized
Shares outstanding, $0.0001 par value, 250 million shares authorized	8,717,184	1,178,500	1,714,774
NET ASSETS VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$5.99	$6.96	$7.12
Investments at cost	$73,667,014	$11,262,095	$14,783,825
Foreign currency at cost	140,651	—	53,755
Call options written, premiums received	—	—	—

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2008

	Balanced Fund	Aggressive Allocation Fund	Moderately Aggressive Allocation Fund
ASSETS
Investments of affiliated issuers, at value	$56,705,875	$1,506,565	$11,535,530
Investments of unaffiliated issuers, at value	31,877	3,918	79,941
Foreign currency, at value	—	—	—
Cash	1	—	1
Interest, dividends and reclaims receivable	34	37	297
Receivable for investment securities sold	653,066	117,485	868,110
Receivable from investment adviser	—	21	—
Receivable for capital stock sold	—	2,698	153,220
Other assets	2,763	9	52
Total Assets	57,393,616	1,630,733	12,637,151
LIABILITIES
Payable for investment securities purchased	657,395	117,443	942,527
Payable for capital stock redeemed	284,179	—	30,858
Payable to investment adviser	—	—	875
Payable to The Penn Mutual Life Insurance Co.	12,329	290	2,013
Other liabilites	17,279	4,337	4,649
Total Liabilities	971,182	122,070	980,922
NET ASSETS	$56,422,434	$1,508,663	$11,656,229
COMPONENTS OF NET ASSETS:
Paid-in Capital	$69,629,609	$1,523,178	$11,901,294
Undistributed net investment income (loss)	—	—	—
Accumulated net realized gain (loss) on investment transactions and foreign exchange	(1,425,676)	(38,318)	(175,825)
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	(11,781,499)	23,803	(69,240)
NET ASSETS	$56,422,434	$1,508,663	$11,656,229
Shares outstanding, $0.10 par value, 500 million shares authorized
Shares outstanding, $0.10 par value, 250 million shares authorized
Shares outstanding, $0.0001 par value, 250 million shares authorized	6,885,511	217,049	1,526,209
NET ASSETS VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$8.19	$6.95	$7.64
Investments at cost	$68,519,251	$1,486,680	$11,684,711
Foreign currency at cost	—	—	—
Call options written, premiums received	—	—	—

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2008

	Moderate Allocation Fund	Moderately Conservative Allocation Fund	Conservative Allocation Fund
ASSETS
Investments of affiliated issuers, at value	$12,897,907	$8,442,899	$8,261,574
Investments of unaffiliated issuers, at value	162,623	1,154	2,453
Cash	1	—	—
Interest, dividends and reclaims receivable	194	64	234
Receivable for investment securities sold	477,484	165,670	78,408
Receivable for capital stock sold	364,822	—	—
Other assets	90	121	110
Total Assets	13,903,121	8,609,908	8,342,779
LIABILITIES
Payable for investment securities purchased	637,296	165,297	78,132
Payable for capital stock redeemed	13,269	123,808	117,428
Payable to investment adviser	947	477	576
Payable to The Penn Mutual Life Insurance Co.	2,780	2,593	2,447
Other liabilites	4,590	4,566	4,943
Total Liabilities	658,882	296,741	203,526
NET ASSETS	$13,244,239	$8,313,167	$8,139,253
COMPONENTS OF NET ASSETS:
Paid-in Capital	$13,892,256	$9,046,422	$8,518,139
Undistributed net investment income (loss)	—	14	152
Accumulated net realized gain (loss) on investment transactions and foreign exchange	(302,577)	(297,100)	(115,939)
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	(345,440)	(436,169)	(263,099)
NET ASSETS	$13,244,239	$8,313,167	$8,139,253
Shares outstanding, $0.10 par value, 500 million shares authorized
Shares outstanding, $0.10 par value, 250 million shares authorized
Shares outstanding, $0.0001 par value, 250 million shares authorized	1,670,604	990,122	899,665
NET ASSETS VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$7.93	$8.40	$9.05
Investments at cost	$13,405,970	$8,880,222	$8,527,126
Foreign currency at cost	—	—	—
Call options written, premiums received	—	—	—

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2008

	Money Market Fund	Limited Maturity Bond Fund	Quality Bond Fund	High Yield Bond Fund
INVESTMENT INCOME
Dividends	$427,473	$72,802	$283,437	$190,431
Interest	4,454,978	2,442,298	10,032,665	6,734,414
Income from securities lending	—	85,642	151,099	—
Total Investment Income	4,882,451	2,600,742	10,467,201	6,924,845
EXPENSES
Investment advisory fees	290,493	203,528	673,580	378,293
Administration fees	240,548	101,764	311,790	113,488
Accounting fees	100,161	47,490	123,930	52,961
Director fees and expenses	7,968	3,605	11,371	4,359
Custodian fees and expenses	32,043	13,413	29,545	22,050
Pricing fees	19,008	11,723	16,779	44,536
Professional Fees	23,241	10,159	31,579	13,117
Printing Fees	12,102	5,383	17,112	7,228
Other expenses	16,136	8,439	26,082	13,691
Total Expenses	741,700	405,504	1,241,768	649,723
Net Expenses	741,700	405,504	1,241,768	649,723
Net Investment Income (Loss)	4,140,751	2,195,238	9,225,433	6,275,122
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gains (losses) on investment transactions	(468,662)	1,027,913	8,209,227	(6,621,974)
Net increase from payment by affiliate for losses realized on securities	468,662	—	—	—
Net realized foreign currency exchange gain (loss)	—	—	—	(1,072)
Net change in unrealized appreciation (depreciation) of investments and foreign currency	—	147,569	(7,065,975)	(18,631,658)
Net Gain (Loss) on Investment Securities and Foreign Currency	—	1,175,482	1,143,252	(25,254,704)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$4,140,751	$3,370,720	$10,368,685	$(18,979,582)
	Flexibly Managed Fund	Large Growth Stock Fund	Large Cap Value Fund	Large Cap Growth Fund
INVESTMENT INCOME
Dividends	$28,047,058	$1,561,287	$3,745,753	$262,982
Interest	9,089,089	—	—	—
Income from securities lending	517,136	42,039	75,374	13,553
Foreign tax withheld	(146,639)	(51,320)	(7,500)	(761)
Total Investment Income	37,506,644	1,552,006	3,813,627	275,774
EXPENSES
Investment advisory fees	7,511,950	811,121	992,522	131,556
Administration fees	1,877,988	190,616	248,130	35,879
Accounting fees	390,398	83,001	102,673	27,501
Director fees and expenses	72,363	7,386	10,119	1,400
Custodian fees and expenses	182,131	75,982	46,290	13,209
Pricing fees	37,111	28,757	10,425	8,453
Professional Fees	211,573	22,069	30,020	4,186
Printing Fees	118,767	12,041	16,832	2,314
Other expenses	188,671	20,250	29,762	4,933
Total Expenses	10,590,952	1,251,223	1,486,773	229,431
Less: Fees paid indirectly	42,434	4,203	25,015	—
Net Expenses	10,548,518	1,247,020	1,461,758	229,431
Net Investment Income (Loss)	26,958,126	304,986	2,351,869	46,343
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gains (losses) on investment transactions	(118,706,817)	(12,587,411)	(48,969,287)	(5,847,780)
Net realized gains (losses) on written options	400,143	—	—	—
Net realized foreign currency exchange gain (loss)	(91,533)	(32,276)	22,108	—
Net change in unrealized appreciation (depreciation) of investments, and foreign currency	(291,968,905)	(52,223,386)	(43,761,598)	(6,815,042)
Net change in unrealized appreciation (depreciation) of written options	2,530,638	—	—	—
Net Gain (Loss) on Investment Securities and Foreign Currency	(407,836,474)	(64,843,073)	(92,708,777)	(12,662,822)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(380,878,348)	$(64,538,087)	$(90,356,908)	$(12,616,479)

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2008

	Index 500 Fund	Mid Cap Growth Fund	Mid Cap Value Fund	Mid Core Value Fund
INVESTMENT INCOME
Dividends	$5,241,084	$552,018	$1,565,491	$966,658
Interest	5,020	172	—	—
Income from securities lending	86,812	107,172	108,554	65,983
Foreign tax withheld	—	(3,427)	(11,197)	—
Total Investment Income	5,332,916	655,935	1,662,848	1,032,641
EXPENSES
Investment advisory fees	157,479	621,158	528,248	289,128
Administration fees	337,456	133,106	144,067	60,235
Accounting fees	132,485	61,763	65,863	30,012
Director fees and expenses	12,977	5,247	5,809	2,334
Custodian fees and expenses	52,239	32,926	25,076	27,534
Pricing fees	27,601	9,533	8,320	7,979
Professional Fees	37,150	15,613	17,527	6,997
Printing Fees	20,814	8,345	9,890	3,866
Other expenses	53,000	14,403	17,221	7,185
Total Expenses	831,201	902,094	822,021	435,270
Less: Reimbursement from administrator	43,804	14,725	—	—
Less: Fees paid indirectly	—	55,818	13,865	2,525
Net Expenses	787,397	831,551	808,156	432,745
Net Investment Income (Loss)	4,545,519	(175,616)	854,692	599,896
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gains (losses) on investment transactions and foreign currency	(4,444,843)	(17,736,341)	(4,563,374)	(5,027,046)
Net realized gains (losses) on futures contracts	(1,645,921)	—	—	—
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	(100,934,857)	(36,337,720)	(51,378,796)	(14,836,233)
Net Gain (Loss) on Investment Securities and Foreign Currency	(107,025,621)	(54,074,061)	(55,942,170)	(19,863,279)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(102,480,102)	$(54,249,677)	$(55,087,478)	$(19,263,383)
	Small Cap Growth Fund	Small Cap Value Fund	International Equity Fund	REIT Fund
INVESTMENT INCOME
Dividends	$208,570	$2,441,530	$8,387,972	$1,510,651
Interest	—	—	380	—
Income from securities lending	120,018	173,110	27,451	32,454
Foreign tax withheld	—	(181)	(565,278)	(5,737)
Total Investment Income	328,588	2,614,459	7,850,525	1,537,368
EXPENSES
Investment advisory fees	530,062	1,226,358	2,583,198	324,084
Administration fees	105,701	216,416	455,858	69,447
Accounting fees	49,363	92,086	202,343	34,008
Director fees and expenses	4,364	8,432	17,839	2,736
Custodian fees and expenses	20,364	40,473	416,106	12,908
Pricing fees	8,568	13,512	37,984	6,501
Professional Fees	12,456	24,916	59,528	8,668
Printing Fees	7,042	14,087	28,610	4,985
Other expenses	13,455	23,702	47,041	8,825
Total Expenses	751,375	1,659,982	3,848,507	472,162
Less: Reimbursement from advisor	—	792	—	—
Less: Fees paid indirectly	6,966	—	54,892	—
Net Expenses	744,409	1,659,190	3,793,615	472,162
Net Investment Income (Loss)	(415,821)	955,269	4,056,910	1,065,206
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gains (losses) on investment transactions	(12,166,568)	(15,329,054)	(44,181,123)	(15,168,344)
Net realized foreign currency exchange gain (loss)	—	—	(5,761,564)	—
Net change in unrealized appreciation (depreciation) of investments and foreign currency	(35,155,366)	(27,360,676)	(111,414,419)	(4,970,582)
Net Gain (Loss) on Investment Securities and Foreign Currency	(47,321,934)	(42,689,730)	(161,357,106)	(20,138,926)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(47,737,755)	$(41,734,461)	$(157,300,196)	$(19,073,720)

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

STATEMENTS OF OPERATIONS

FOR THE PERIOD AUGUST 25, 2008 (INCEPTION) THROUGH DECEMBER 31, 2008

	Large Core Growth Fund	Large Core Value Fund	SMID Cap Growth Fund	SMID Cap Value Fund
INVESTMENT INCOME
Dividends	$533,011	$1,293,265	$10,060	$37,980
Income from securities lending	7,122	4,623	2	289
Foreign tax withheld	(10,494)	—	—	(55)
Total Investment Income	529,639	1,297,888	10,062	38,214
EXPENSES
Investment advisory fees	229,764	203,378	10,972	14,481
Administration fees	61,544	66,319	2,194	2,286
Accounting fees	27,428	29,150	1,382	1,383
Director fees and expenses	4,252	4,330	194	194
Custodian fees and expenses	12,124	12,001	3,312	2,746
Pricing fees	3,711	3,750	3,796	3,859
Professional Fees	20,705	21,292	1,777	1,787
Printing Fees	10,045	10,343	632	637
Other expenses	847	863	449	449
Total Expenses	370,420	351,426	24,708	27,822
Less: Reimbursement from advisor	107,833	112,678	9,347	10,445
Less: Fees paid indirectly	17,716	—	—	—
Net Expenses	244,871	238,748	15,361	17,377
Net Investment Income (Loss)	284,768	1,059,140	(5,299)	20,837
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized loss on investment transactions	(29,520,455)	(16,499,328)	(215,543)	(292,463)
Net change in unrealized appreciation (depreciation) of investments, and foreign currency	(33,455,165)	(27,126,657)	(1,628,618)	(1,357,451)
Net Gain (Loss) on Investment Securities and Foreign Currency	(62,975,620)	(43,625,985)	(1,844,161)	(1,649,914)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(62,690,852)	$(42,566,845)	$(1,849,460)	$(1,629,077)
	Emerging Markets Equity Fund	Small Cap Index Fund	Developed International Index Fund	Balanced Fund
INVESTMENT INCOME
Dividends	$379,978	$62,575	$93,540	$2,820
Dividends received from affiliated funds	—	—	—	2,043,514
Interest	—	38	—	—
Income from securities lending	792	277	—	—
Foreign tax withheld	(30,266)	(8)	(4,724)	—
Total Investment Income	350,504	62,882	88,816	2,046,334
EXPENSES
Investment advisory fees	255,402	8,809	10,045	—
Administration fees	32,466	4,404	5,023	32,959
Accounting fees	17,315	1,382	2,413	604
Director fees and expenses	2,085	513	396	2,080
Custodian fees and expenses	50,818	18,384	59,699	3,899
Pricing fees	18,434	22,905	73,524	2,191
Professional Fees	12,385	2,455	2,459	10,291
Printing Fees	5,854	962	935	5,055
Other expenses	665	1,548	1,308	640
Total Expenses	395,424	61,362	155,802	57,719
Less: Reimbursement from advisor	53,838	45,212	136,046	9,379
Less: Fees paid indirectly	—	86	—	—
Net Expenses	341,586	16,064	19,756	48,340
Net Investment Income (Loss)	8,918	46,818	69,060	1,997,994
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized loss on investment transactions	(14,718,280)	(23,328)	(47,595)	(1,578,260)
Net realized loss on futures contracts	—	(74,194)	(51,822)	—
Capital gain distributions received from affiliated funds	—	—	—	371,892
Net realized foreign currency exchange gain (loss)	163,525	—	(45,957)	—
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	(22,128,518)	(3,023,999)	(2,571,045)	(11,781,499)
Net Gain (Loss) on Investment Securities and Foreign Currency	(36,683,273)	(3,121,521)	(2,716,419)	(12,987,867)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(36,674,355)	$(3,074,703)	$(2,647,359)	$(10,989,873)

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

STATEMENTS OF OPERATIONS

FOR THE PERIOD AUGUST 25, 2008 (INCEPTION) THROUGH DECEMBER 31, 2008

	Aggressive Allocation Fund	Moderately Aggressive Allocation Fund	Moderate Allocation Fund	Moderately Conservative Allocation Fund
INVESTMENT INCOME
Dividends	$117	$834	$1,214	$589
Dividends received from affiliated funds	21,602	210,596	278,319	216,346
Total Investment Income	21,719	211,430	279,533	216,935
EXPENSES
Investment advisory fees	217	1,404	1,950	1,850
Administration fees	326	2,107	2,926	2,774
Accounting fees	604	604	604	604
Director fees and expenses	83	87	91	94
Custodian fees and expenses	422	558	861	904
Pricing fees	2,024	2,030	2,144	2,030
Professional Fees	1,508	1,742	1,762	1,777
Printing Fees	848	901	790	873
Other expenses	436	436	437	438
Total Expenses	6,468	9,869	11,565	11,344
Less: Reimbursement from advisor	5,750	5,234	5,129	5,246
Net Expenses	718	4,635	6,436	6,098
Net Investment Income (Loss)	21,001	206,795	273,097	210,837
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized loss on investment transactions	(38,704)	(183,683)	(315,873)	(297,626)
Capital gain distributions received from affiliated funds	2,789	24,937	39,122	34,507
Net change in unrealized appreciation (depreciation) of investments and foreign currency	23,803	(69,240)	(345,440)	(436,169)
Net Gain (Loss) on Investment Securities and Foreign Currency	(12,112)	(227,986)	(622,191)	(699,288)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$8,889	$(21,191)	$(349,094)	$(488,451)

Conservative Allocation Fund
INVESTMENT INCOME
Dividends	$595
Dividends received from affiliated funds	235,250
Total Investment Income	235,845
EXPENSES
Investment advisory fees	1,735
Administration fees	2,602
Accounting fees	604
Director fees and expenses	188
Custodian fees and expenses	574
Pricing fees	1,936
Professional Fees	1,991
Printing Fees	873
Other expenses	448
Total Expenses	10,951
Less: Reimbursement from advisor	5,239
Net Expenses	5,712
Net Investment Income (Loss)	230,133
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized loss on investment transactions	(130,736)
Capital gain distributions received from affiliated funds	37,372
Net change in unrealized appreciation (depreciation) of investments and foreign currency	(263,099)
Net Gain (Loss) on Investment Securities and Foreign Currency	(356,463)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(126,330)

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	Money Market Fund		Limited Maturity Bond Fund
	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/08	Year Ended 12/31/07
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$4,140,751	$4,394,185	$2,195,238	$2,299,296
Net realized gains (loss) from investment transactions	(468,662)	—	1,027,913	(13,444)
Net increase from payment by affiliate for losses realized on securities	468,662	—	—	—
Net realized foreign currency exchange gain (loss)	—	—	—	17,234
Net change in unrealized appreciation (depreciation) of investments and foreign currency	—	—	147,569	276,418
Net Increase (Decrease) in Net Assets Resulting from Operations	4,140,751	4,394,185	3,370,720	2,579,504
Distributions From:
Net investment income	(4,140,751)	(4,394,185)	(2,563,535)	(2,176,235)
Net short-term gains	—	—	—	—
Net long-term gains	—	—	—	—
Return of capital	—	—	—	—
Total Distributions	(4,140,751)	(4,394,185)	(2,563,535)	(2,176,235)
Capital Share Transactions (1):
Shares issued	192,372,168	111,892,210	33,804,516	19,828,215
Shares issued in lieu of cash distributions	4,140,751	4,394,185	2,563,535	2,176,235
Shares redeemed	(78,556,993)	(96,619,619)	(19,038,405)	(7,751,634)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	117,955,926	19,666,776	17,329,646	14,252,816
Total Increase (Decrease)	117,955,926	19,666,776	18,136,831	14,656,085
Net Assets
Beginning of period	96,017,055	76,350,279	57,522,949	42,866,864
End of Period	$213,972,981	$96,017,055	$75,659,780	$57,522,949
Undistributed net investment income (loss)	$14,045	$14,045	$—	$453,510
(1) Shares Issued and Redeemed:
Shares issued	192,372,168	111,892,210	3,185,772	1,884,614
Shares issued in lieu of cash distributions	4,140,751	4,394,185	242,048	208,450
Shares redeemed	(78,556,993)	(96,619,619)	(1,795,531)	(734,911)
	117,955,926	19,666,776	1,632,289	1,358,153
	Quality Bond Fund		High Yield Bond Fund
	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/08	Year Ended 12/31/07
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$9,225,433	$8,125,472	$6,275,122	$6,261,288
Net realized gains (loss) from investment transactions	8,209,227	244,584	(6,621,974)	1,466,627
Net realized foreign currency exchange gain (loss)	—	—	(1,072)	4,486
Net change in unrealized appreciation (depreciation) of investments and foreign currency	(7,065,975)	2,417,426	(18,631,658)	(4,624,873)
Net Increase (Decrease) in Net Assets Resulting from Operations	10,368,685	10,787,482	(18,979,582)	3,107,528
Distributions From:
Net investment income	(10,572,538)	(7,856,869)	(7,276,575)	(6,276,393)
Net short-term gains	(2,203,296)	—	—	—
Net long-term gains	(1,532,948)	—	—	—
Return of capital	—	—	—	—
Total Distributions	(14,308,782)	(7,856,869)	(7,276,575)	(6,276,393)
Capital Share Transactions (1):
Shares issued	86,501,853	32,234,175	10,609,021	17,282,525
Shares issued in lieu of cash distributions	14,308,782	7,856,869	7,276,575	6,276,393
Shares redeemed	(58,751,813)	(20,080,439)	(20,085,703)	(22,141,363)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	42,058,822	20,010,605	(2,200,107)	1,417,555
Total Increase (Decrease)	38,118,725	22,941,218	(28,456,264)	(1,751,310)
Net Assets
Beginning of period	183,611,214	160,669,996	86,451,249	88,202,559
End of Period	$221,729,939	$183,611,214	$57,994,985	$86,451,249
Undistributed net investment income (loss)	$43,561	$1,483,367	$(995)	$978,538
(1) Shares Issued and Redeemed:
Shares issued	8,105,009	3,061,742	1,547,699	2,128,845
Shares issued in lieu of cash distributions	1,375,706	747,519	1,403,636	821,196
Shares redeemed	(5,570,633)	(1,906,890)	(2,885,515)	(2,742,641)
	3,910,082	1,902,371	65,820	207,400

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	Flexibly Managed Fund		Large Growth Stock Fund
	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/08	Year Ended 12/31/07
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$26,958,126	$33,474,186	$304,986	$534,805
Net realized gains (loss) from investment transactions	(118,706,817)	103,473,681	(12,587,411)	8,338,934
Net realized gains (losses) on written options	400,143	—	—	—
Net realized foreign currency exchange gain (loss)	(91,533)	(37,164)	(32,276)	(80,689)
Net change in unrealized appreciation (depreciation) of investments, and foreign currency	(291,968,905)	(77,200,881)	(52,223,386)	3,678,096
Net change in unrealized appreciation (depreciation) of written options	2,530,638	—	—	—
Net Increase (Decrease) in Net Assets Resulting from Operations	(380,878,348)	59,709,822	(64,538,087)	12,471,146
Distributions From:
Net investment income	(33,190,762)	(32,192,878)	(272,842)	(602,059)
Net short-term gains	(3,272,056)	(24,440,720)	—	—
Net long-term gains	(12,510,598)	(83,434,774)	—	—
Return of capital	—	—	—	—
Total Distributions	(48,973,416)	(140,068,372)	(272,842)	(602,059)
Capital Share Transactions (1):
Shares issued	96,245,051	180,266,833	17,262,868	21,800,151
Shares issued in lieu of cash distributions	48,973,416	140,068,372	272,842	602,059
Shares redeemed	(207,612,907)	(130,200,593)	(15,811,933)	(13,703,631)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(62,394,440)	190,134,612	1,723,777	8,698,579
Total Increase (Decrease)	(492,246,204)	109,776,062	(63,087,152)	20,567,666
Net Assets
Beginning of period	1,440,753,030	1,330,976,968	152,938,994	132,371,328
End of Period	$948,506,826	$1,440,753,030	$89,851,842	$152,938,994
Undistributed net investment income (loss)	$63,773	$6,388,423	$26	$158
(1) Shares Issued and Redeemed:
Shares issued	4,616,001	6,908,751	1,339,281	1,404,281
Shares issued in lieu of cash distributions	2,754,893	5,852,503	29,146	38,123
Shares redeemed	(10,001,099)	(5,011,733)	(1,240,142)	(878,498)
	(2,630,205)	7,749,521	128,285	563,906
	Large Cap Value Fund		Large Cap Growth Fund
	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/08	Year Ended 12/31/07
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,351,869	$2,891,782	$46,343	$159,466
Net realized gains (loss) from investment transactions	(48,969,287)	24,680,799	(5,847,780)	1,618,456
Net realized foreign currency exchange gain (loss)	22,108	—	—	—
Net change in unrealized appreciation (depreciation) of investments, and foreign currency	(43,761,598)	(18,802,996)	(6,815,042)	(371,343)
Net Increase (Decrease) in Net Assets Resulting from Operations	(90,356,908)	8,769,585	(12,616,479)	1,406,579
Distributions From:
Net investment income	(2,744,954)	(3,212,651)	(91,794)	(163,753)
Net short-term gains	—	(1,950,946)	(13,447)	(173,123)
Net long-term gains	(1,397,464)	(24,090,884)	(405,469)	(1,163,614)
Return of capital	—	—	—	—
Total Distributions	(4,142,418)	(29,254,481)	(510,710)	(1,500,490)
Capital Share Transactions (1):
Shares issued	10,385,292	12,213,450	5,358,315	5,086,211
Shares issued in lieu of cash distributions	4,142,418	29,254,481	510,710	1,500,490
Shares redeemed	(33,364,356)	(35,300,805)	(4,755,699)	(6,923,844)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(18,836,646)	6,167,126	1,113,326	(337,143)
Total Increase (Decrease)	(113,335,972)	(14,317,770)	(12,013,863)	(431,054)
Net Assets
Beginning of period	219,951,629	234,269,399	29,551,050	29,982,104
End of Period	$106,615,657	$219,951,629	$17,537,187	$29,551,050
Undistributed net investment income (loss)	$—	$369,881	$—	$35,644
(1) Shares Issued and Redeemed:
Shares issued	818,744	610,194	687,317	444,321
Shares issued in lieu of cash distributions	401,777	1,647,043	64,431	137,165
Shares redeemed	(2,369,664)	(1,749,765)	(528,365)	(604,142)
	(1,149,143)	507,472	223,383	(22,656)

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	Index 500 Fund		Mid Cap Growth Fund
	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/08	Year Ended 12/31/07
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$4,545,519	$4,220,810	$(175,616)	$(451,000)
Net realized gains (loss) from investment transactions	(4,444,843)	1,696,652	(17,736,341)	11,101,358
Net realized gains (losses) on futures contracts	(1,645,921)	—	—	—
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	(100,934,857)	6,959,051	(36,337,720)	10,638,402
Net Increase (Decrease) in Net Assets Resulting from Operations	(102,480,102)	12,876,513	(54,249,677)	21,288,760
Distributions From:
Net investment income	(5,478,587)	(4,138,202)	—	—
Net short-term gains	—	—	—	—
Net long-term gains	—	—	—	—
Return of capital	—	—	—	—
Total Distributions	(5,478,587)	(4,138,202)	—	—
Capital Share Transactions (1):
Shares issued	77,405,094	21,470,163	16,903,667	20,452,174
Shares issued in lieu of cash distributions	5,478,587	4,138,202	—	—
Shares redeemed	(34,309,335)	(30,058,595)	(17,544,498)	(14,516,870)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	48,574,346	(4,450,230)	(640,831)	5,935,304
Total Increase (Decrease)	(59,384,343)	4,288,081	(54,890,508)	27,224,064
Net Assets
Beginning of period	254,462,199	250,174,118	112,637,644	85,413,580
End of Period	$195,077,856	$254,462,199	$57,747,136	$112,637,644
Undistributed net investment income (loss)	$—	$896,357	$2,030	$—
(1) Shares Issued and Redeemed:
Shares issued	9,331,787	2,104,528	2,163,915	2,078,467
Shares issued in lieu of cash distributions	868,224	409,651	—	—
Shares redeemed	(4,281,678)	(2,932,098)	(2,143,473)	(1,532,385)
	5,918,333	(417,919)	20,442	546,082
	Mid Cap Value Fund		Mid Core Value Fund
	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/08	Year Ended 12/31/07
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$854,692	$956,190	$599,896	$272,326
Net realized gains (loss) from investment transactions	(4,563,374)	3,862,778	(5,027,046)	5,985,058
Net realized foreign currency exchange gain (loss)	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments and foreign currency	(51,378,796)	(246,747)	(14,836,233)	(6,209,837)
Net Increase (Decrease) in Net Assets Resulting from Operations	(55,087,478)	4,572,221	(19,263,383)	47,547
Distributions From:
Net investment income	(887,134)	(1,183,877)	(686,352)	(260,812)
Net short-term gains	—	(634,510)	(53,394)	(480,073)
Net long-term gains	—	(6,732,150)	(1,223,971)	(4,889,143)
Return of capital	—	(308,107)	—	—
Total Distributions	(887,134)	(8,858,644)	(1,963,717)	(5,630,028)
Capital Share Transactions (1):
Shares issued	11,688,277	16,026,496	10,162,094	15,028,472
Shares issued in lieu of cash distributions	887,134	8,858,644	1,963,717	5,630,028
Shares redeemed	(21,812,186)	(20,242,091)	(9,468,559)	(10,227,018)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(9,236,775)	4,643,049	2,657,252	10,431,482
Total Increase (Decrease)	(65,211,387)	356,626	(18,569,848)	4,849,001
Net Assets
Beginning of period	125,718,668	125,362,042	48,464,573	43,615,572
End of Period	$60,507,281	$125,718,668	$29,894,725	$48,464,573
Undistributed net investment income (loss)	$—	$—	$—	$79,512
(1) Shares Issued and Redeemed:
Shares issued	1,246,622	1,123,216	1,051,681	1,081,997
Shares issued in lieu of cash distributions	138,615	674,619	244,137	474,913
Shares redeemed	(2,079,589)	(1,443,561)	(1,010,713)	(739,845)
	(694,352)	354,274	285,105	817,065

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	Small Cap Growth Fund		Small Cap Value Fund
	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/08	Year Ended 12/31/07
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(415,821)	$(520,985)	$955,269	$1,198,191
Net realized gains (loss) from investment transactions	(12,166,568)	3,941,236	(15,329,054)	22,865,273
Net realized foreign currency exchange gain (loss)	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments and foreign currency	(35,155,366)	4,419,207	(27,360,676)	(33,712,877)
Net Increase (Decrease) in Net Assets Resulting from Operations	(47,737,755)	7,839,458	(41,734,461)	(9,649,413)
Distributions From:
Net investment income	—	—	(1,214,133)	(1,276,532)
Net short-term gains	—	—	—	(9,046,181)
Net long-term gains	—	—	(2,031,742)	(17,861,398)
Return of capital	—	—	—	—
Total Distributions	—	—	(3,245,875)	(28,184,111)
Capital Share Transactions (1):
Shares issued	9,716,556	7,796,815	13,149,922	24,076,767
Shares issued in lieu of cash distributions	—	—	3,245,875	28,184,111
Shares redeemed	(13,564,203)	(22,422,564)	(32,083,844)	(26,565,630)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(3,847,647)	(14,625,749)	(15,688,047)	25,695,248
Total Increase (Decrease)	(51,585,402)	(6,786,291)	(60,668,383)	(12,138,276)
Net Assets
Beginning of period	99,593,689	106,379,980	170,003,904	182,142,180
End of Period	$48,008,287	$99,593,689	$109,335,521	$170,003,904
Undistributed net investment income (loss)	$—	$—	$—	$—
(1) Shares Issued and Redeemed:
Shares issued	672,450	363,655	1,094,907	1,373,389
Shares issued in lieu of cash distributions	—	—	281,696	1,931,795
Shares redeemed	(834,134)	(1,056,920)	(2,511,359)	(1,515,140)
	(161,684)	(693,265)	(1,134,756)	1,790,044
	International Equity Fund		REIT Fund
	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/08	Year Ended 12/31/07
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$4,056,910	$3,811,721	$1,065,206	$955,490
Net realized gains (loss) from investment transactions	(44,181,123)	69,482,819	(15,168,344)	6,863,998
Net realized foreign currency exchange gain (loss)	(5,761,564)	(3,933,249)	—	—
Net change in unrealized appreciation (depreciation) of investments and foreign currency	(111,414,419)	(7,862,186)	(4,970,582)	(21,031,188)
Net Increase (Decrease) in Net Assets Resulting from Operations	(157,300,196)	61,499,105	(19,073,720)	(13,213,700)
Distributions From:
Net investment income	(6,822,251)	(1,901,511)	(1,738,018)	(1,169,223)
Net short-term gains	(1,286,909)	(4,551,872)	—	(549,386)
Net long-term gains	(10,934,162)	(58,339,042)	—	(8,191,223)
Return of capital	—	—	—	(583,243)
Total Distributions	(19,043,322)	(64,792,425)	(1,738,018)	(10,493,075)
Capital Share Transactions (1):
Shares issued	42,850,044	59,024,644	12,032,853	18,152,564
Shares issued in lieu of cash distributions	19,043,322	64,792,425	1,738,018	10,493,075
Shares redeemed	(53,761,359)	(33,694,266)	(13,403,159)	(23,046,210)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	8,132,007	90,122,803	367,712	5,599,429
Total Increase (Decrease)	(168,211,511)	86,829,483	(20,444,026)	(18,105,346)
Net Assets
Beginning of period	381,328,407	294,498,924	53,684,255	71,789,601
End of Period	$213,116,896	$381,328,407	$33,240,229	$53,684,255
Undistributed net investment income (loss)	$(7,862,401)	$242,662	$—	$—
(1) Shares Issued and Redeemed:
Shares issued	2,353,482	2,263,832	1,318,519	1,062,761
Shares issued in lieu of cash distributions	1,223,861	2,746,201	279,424	839,041
Shares redeemed	(3,161,500)	(1,319,271)	(1,196,923)	(1,395,622)
	415,843	3,690,762	401,020	506,180

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	Large Core Growth Fund	Large Core Value Fund	SMID Cap Growth Fund	SMID Cap Value Fund
	For the period 8/25/08 through 12/31/08	For the period 8/25/08 through 12/31/08	For the period 8/25/08 through 12/31/08	For the period 8/25/08 through 12/31/08
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$284,768	$1,059,140	$(5,299)	$20,837
Net realized gains (loss) from investment transactions	(29,520,455)	(16,499,328)	(215,543)	(292,463)
Net realized foreign currency exchange gain (loss)	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments and foreign currency	(33,455,165)	(27,126,657)	(1,628,618)	(1,357,451)
Net Increase (Decrease) in Net Assets Resulting from Operations	(62,690,852)	(42,566,845)	(1,849,460)	(1,629,077)
Distributions From:
Net investment income	(232,885)	(1,108,501)	—	(22,697)
Net short-term gains	—	—	—	—
Net long-term gains	—	—	—	—
Total Distributions	(232,885)	(1,108,501)	—	(22,697)
Capital Share Transactions (1):
Shares issued	172,449,720	167,096,636	6,255,973	6,553,759
Shares issued in lieu of cash distributions	232,885	1,108,501	—	22,697
Shares redeemed	(9,662,662)	(10,363,116)	(156,378)	(172,234)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	163,019,943	157,842,021	6,099,595	6,404,222
Total Increase (Decrease)	100,096,206	114,166,675	4,250,135	4,752,448
Net Assets
Beginning of period	—	—	—	—
End of Period	$100,096,206	$114,166,675	$4,250,135	$4,752,448
Undistributed net investment income (loss)	$51,883	$—	$—	$—
(1) Shares Issued and Redeemed:
Shares issued	17,604,543	16,950,397	675,217	716,275
Shares issued in lieu of cash distributions	39,472	159,957	—	3,557
Shares redeemed	(1,342,261)	(1,303,165)	(22,149)	(21,012)
	16,301,754	15,807,189	653,068	698,820
	Emerging Markets Equity Fund	Small Cap Index Fund	Developed International Index Fund	Balanced Fund
	For the period 8/25/08 through 12/31/08	For the period 8/25/08 through 12/31/08	For the period 8/25/08 through 12/31/08	For the period 8/25/08 through 12/31/08
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$8,918	$46,818	$69,060	$1,997,994
Capital gains distributions received from affiliated funds	—	—	—	371,892
Net realized gains (loss) from investment transactions	(14,718,280)	(23,328)	(47,595)	(1,578,260)
Net realized loss on futures contracts	—	(74,194)	(51,822)	—
Net realized foreign currency exchange gain (loss)	163,525	—	(45,957)	—
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	(22,128,518)	(3,023,999)	(2,571,045)	(11,781,499)
Net Increase (Decrease) in Net Assets Resulting from Operations	(36,674,355)	(3,074,703)	(2,647,359)	(10,989,873)
Distributions From:
Net investment income	(200,401)	(48,012)	(50,298)	(2,217,672)
Net short-term gains	—	—	—	—
Net long-term gains	—	—	—	—
Total Distributions	(200,401)	(48,012)	(50,298)	(2,217,672)
Capital Share Transactions (1):
Shares issued	101,031,258	11,457,845	15,039,405	77,873,944
Shares issued in lieu of cash distributions	200,401	48,012	50,298	2,217,672
Shares redeemed	(12,153,013)	(174,923)	(190,865)	(10,461,637)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	89,078,646	11,330,934	14,898,838	69,629,979
Total Increase (Decrease)	52,203,890	8,208,219	12,201,181	56,422,434
Net Assets
Beginning of period	—	—	—	—
End of Period	$52,203,890	$8,208,219	$12,201,181	$56,422,434
Undistributed net investment income (loss)	$(27,958)	$—	$(27,195)	$—
(1) Shares Issued and Redeemed:
Shares issued	10,393,890	1,196,242	1,734,452	7,806,802
Shares issued in lieu of cash distributions	34,315	7,386	7,237	272,776
Shares redeemed	(1,711,021)	(25,128)	(26,915)	(1,194,067)
	8,717,184	1,178,500	1,714,774	6,885,511

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	Aggressive Allocation Fund	Moderately Aggressive Allocation Fund	Moderate Allocation Fund	Moderately Conservative Allocation Fund
	For the period 8/25/08 through 12/31/08	For the period 8/25/08 through 12/31/08	For the period 8/25/08 through 12/31/08	For the period 8/25/08 through 12/31/08
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$21,001	$206,795	$273,097	$210,837
Capital Gains distributions received from affiliated funds	2,789	24,937	39,122	34,507
Net realized gains (loss) from investment transactions	(38,704)	(183,683)	(315,873)	(297,626)
Net realized foreign currency exchange gain (loss)	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments and foreign currency	23,803	(69,240)	(345,440)	(436,169)
Net Increase (Decrease) in Net Assets Resulting from Operations	8,889	(21,191)	(349,094)	(488,451)
Distributions From:
Net investment income	(21,817)	(219,183)	(293,044)	(229,312)
Net short-term gains	(58)	—	—	(12,107)
Net long-term gains	(1,529)	(4,691)	(5,879)	(3,385)
Total Distributions	(23,404)	(223,874)	(298,923)	(244,804)
Capital Share Transactions (1):
Shares issued	1,525,679	11,784,237	14,369,353	10,607,875
Shares issued in lieu of cash distributions	23,404	223,874	298,923	244,804
Shares redeemed	(25,905)	(106,817)	(776,020)	(1,806,257)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	1,523,178	11,901,294	13,892,256	9,046,422
Total Increase (Decrease)	1,508,663	11,656,229	13,244,239	8,313,167
Net Assets
Beginning of period	—	—	—	—
End of Period	$1,508,663	$11,656,229	$13,244,239	$8,313,167
Undistributed net investment income (loss)	$—	$—	$—	$14
(1) Shares Issued and Redeemed:
Shares issued	217,258	1,511,737	1,726,692	1,169,839
Shares issued in lieu of cash distributions	3,421	29,692	38,079	29,318
Shares redeemed	(3,630)	(15,220)	(94,167)	(209,035)
	217,049	1,526,209	1,670,604	990,122

Conservative Allocation Fund
For the period 8/25/08 through 12/31/08
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$230,133
Capital Gains distributions received from affiliated funds	37,372
Net realized gains (loss) from investment transactions	(130,736)
Net realized foreign currency exchange gain (loss)	—
Net change in unrealized appreciation (depreciation) of investments and foreign currency	(263,099)
Net Increase (Decrease) in Net Assets Resulting from Operations	(126,330)
Distributions From:
Net investment income	(251,432)
Net short-term gains	—
Net long-term gains	(1,124)
Total Distributions	(252,556)
Capital Share Transactions (1):
Shares issued	9,551,514
Shares issued in lieu of cash distributions	252,556
Shares redeemed	(1,285,931)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	8,518,139
Total Increase (Decrease)	8,139,253
Net Assets
Beginning of period	—
End of Period	$8,139,253
Undistributed net investment income (loss)	$152
(1) Shares Issued and Redeemed:
Shares issued	1,012,235
Shares issued in lieu of cash distributions	27,968
Shares redeemed	(140,538)
899,665

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS

MONEY MARKET FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2008 [1]	2007	2006	2005	2004
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from investment operations:
Net investment income (loss)	0.03	0.05	0.05	0.03	0.01
Net realized and unrealized gain (loss) on investment transactions	—	—	—	—	—
Total from investment operations	0.03	0.05	0.05	0.03	0.01
Less distributions:
Net investment income	(0.03)	(0.05)	(0.05)	(0.03)	(0.01)
Total distributions	(0.03)	(0.05)	(0.05)	(0.03)	(0.01)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return [2,3]	2.68%	4.98%	4.66%	2.81%	0.96%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$213,973	$96,017	$76,350	$72,885	$81,743
Ratio of total expenses to average net assets	0.46%	0.49%	0.50%	0.50%	0.53%
Ratio of net investment income (loss) to average net assets	2.57%	4.88%	4.57%	2.74%	0.92%

1  The average shares outstanding method has been applied for per share information.

2  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

3  The Fund's total return calculation includes a payment by an affiliate. Excluding the effect of this payment from the Fund's ending net asset value per share, total return for the year ended December 31, 2008 would have been 2.39%.

LIMITED MATURITY BOND FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2008 [1]	2007	2006	2005	2004
Net asset value, beginning of period	$10.41	$10.28	$10.25	$10.45	$10.57
Income from investment operations:
Net investment income (loss)	0.34	0.41	0.45	0.37	0.37
Net realized and unrealized gain (loss) on investment transactions	0.18	0.13	0.01	(0.15)	(0.12)
Total from investment operations	0.52	0.54	0.46	0.22	0.25
Less distributions:
Net investment income	(0.36)	(0.41)	(0.43)	(0.42)	(0.37)
Total distributions	(0.36)	(0.41)	(0.43)	(0.42)	(0.37)
Net asset value, end of period	$10.57	$10.41	$10.28	$10.25	$10.45
Total return [1]	5.03%	5.22%	4.49%	2.14%	2.32%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$75,660	$57,523	$42,867	$60,979	$46,219
Ratio of total expenses to average net assets	0.60%	0.60%	0.62%	0.61%	0.62%
Ratio of net investment income (loss) to average net assets	3.24%	4.55%	3.91%	3.42%	3.52%
Portfolio turnover rate	106%	39%	78%	300%	35%

1  The average shares outstanding method has been applied for per share information.

2  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS

QUALITY BOND FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2008 [1]	2007	2006	2005	2004
Net asset value, beginning of period	$10.50	$10.31	$10.18	$10.54	$10.51
Income from investment operations:
Net investment income (loss)	0.47	0.47	0.46	0.40	0.45
Net realized and unrealized gain (loss) on investment transactions	0.07	0.18	0.08	(0.14)	0.03
Total from investment operations	0.54	0.65	0.54	0.26	0.48
Less distributions:
Net investment income	(0.50)	(0.46)	(0.41)	(0.45)	(0.45)
Net realized gains	(0.18)	—	—	(0.17)	— (a)
Total distributions	(0.68)	(0.46)	(0.41)	(0.62)	(0.45)
Net asset value, end of period	$10.36	$10.50	$10.31	$10.18	$10.54
Total return [2]	5.10%	6.33%	5.25%	2.50%	4.59%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$221,730	$183,611	$160,670	$161,265	$172,734
Ratio of total expenses to average net assets	0.60%	0.59%	0.61%	0.62%	0.62%
Ratio of net investment income (loss) to average net assets	4.44%	4.71%	4.43%	3.72%	4.07%
Portfolio turnover rate	273%	55%	139%	614%	230%

1  The average shares outstanding method has been applied for per share information.

2  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

(a)  Distributions were less than one penny per share.

HIGH YIELD BOND FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2008 [1]	2007	2006	2005	2004
Net asset value, beginning of period	$7.58	$7.88	$7.59	$7.91	$7.70
Loss from investment operations:
Net investment income (loss)	0.58	0.58	0.55	0.57	0.61
Net realized and unrealized gain (loss) on investment transactions	(2.40)	(0.30)	0.20	(0.33)	0.21
Total from investment operations	(1.82)	0.28	0.75	0.24	0.82
Less distributions:
Net investment income	(0.71)	(0.58)	(0.46)	(0.56)	(0.61)
Total distributions	(0.71)	(0.58)	(0.46)	(0.56)	(0.61)
Net asset value, end of period	$5.05	$7.58	$7.88	$7.59	$7.91
Total return [2]	(23.98%)	3.57%	9.97%	3.11%	10.71%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$57,995	$86,451	$88,203	$85,520	$85,957
Ratio of total expenses to average net assets	0.86%	0.84%	0.85%	0.86%	0.86%
Ratio of net investment income (loss) to average net assets	8.29%	6.97%	6.91%	7.01%	7.35%
Portfolio turnover rate	53%	67%	65%	64%	68%

1  The average shares outstanding method has been applied for per share information.

2  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS

FLEXIBLY MANAGED FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2008 [1]	2007	2006	2005	2004
Net asset value, beginning of period	$23.72	$25.12	$25.59	$25.96	$23.64
Loss from investment operations:
Net investment income (loss)	0.46	0.59	0.54	0.40	0.47
Net realized and unrealized gain (loss) on investment transactions	(6.99)	0.52	3.33	1.65	3.83
Total from investment operations	(6.53)	1.11	3.87	2.05	4.30
Less distributions:
Net investment income	(0.59)	(0.58)	(0.44)	(0.40)	(0.47)
Net realized gains	(0.27)	(1.93)	(3.90)	(2.02)	(1.51)
Total distributions	(0.86)	(2.51)	(4.34)	(2.42)	(1.98)
Net asset value, end of period	$16.33	$23.72	$25.12	$25.59	$25.96
Total return [2]	(27.83%)	4.47%	15.37%	7.84%	18.58%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$948,507	$1,440,753	$1,330,977	$1,080,197	$929,480
Ratio of net expenses to average net assets	0.85%	0.83%	0.83%	0.84%	0.85%
Ratio of total expenses to average net assets	0.85%	0.83%	0.84%	0.84%	0.85%
Ratio of net investment income (loss) to average net assets	2.15%	2.34%	2.16%	1.56%	2.02%
Portfolio turnover rate	103%	61%	57%	30%	22%

1  The average shares outstanding method has been applied for per share information.

2  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

LARGE GROWTH STOCK FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2008 [1]	2007	2006	2005	2004
Net asset value, beginning of period	$15.96	$14.68	$13.02	$12.28	$11.02
Loss from investment operations:
Net investment income (loss)	0.03	0.06	0.05	0.02	0.05
Net realized and unrealized gain (loss) on investment transactions	(6.71)	1.28	1.64	0.73	1.26
Total from investment operations	(6.68)	1.34	1.69	0.75	1.31
Less distributions:
Net investment income	(0.03)	(0.06)	(0.03)	(0.01)	—
Net realized gains	—	—	—	—	(0.05)
Total distributions	(0.03)	(0.06)	(0.03)	(0.01)	(0.05)
Net asset value, end of period	$9.25	$15.96	$14.68	$13.02	$12.28
Total return [2]	(41.87%)	9.16%	13.01%	6.14%	11.90%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$89,852	$152,939	$132,371	$107,195	$95,242
Ratio of net expenses to average net assets	0.98%	0.94%	0.96%	0.98%	0.97%
Ratio of total expenses to average net assets	0.98%	0.94%	0.97%	0.98%	0.97%
Ratio of net investment income (loss) to average net assets	0.24%	0.37%	0.40%	0.15%	0.47%
Portfolio turnover rate	54%	55%	43%	44%	185%

1  The average shares outstanding method has been applied for per share information.

2  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS

LARGE CAP VALUE FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2008 [1]	2007	2006	2005	2004
Net asset value, beginning of period	$17.65	$19.60	$17.56	$18.45	$17.59
Loss from investment operations:
Net investment income (loss)	0.20	0.26	0.27	0.23	0.26
Net realized and unrealized gain (loss) on investment transactions	(8.05)	0.45	2.93	0.33	1.98
Total from investment operations	(7.85)	0.71	3.20	0.56	2.24
Less distributions:
Net investment income	(0.25)	(0.29)	(0.21)	(0.21)	(0.26)
Net realized gains	(0.12)	(2.37)	(0.95)	(1.24)	(1.12)
Total distributions	(0.37)	(2.66)	(1.16)	(1.45)	(1.38)
Net asset value, end of period	$9.43	$17.65	$19.60	$17.56	$18.45
Total return [2]	(44.62%)	3.73%	18.27%	3.00%	12.85%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$106,616	$219,951	$234,269	$215,319	$224,481
Ratio of net expenses to average net assets	0.90%	0.86%	0.87%	0.88%	0.89%
Ratio of total expenses to average net assets	0.90%	0.87%	0.88%	0.88%	0.89%
Ratio of net investment income (loss) to average net assets	1.42%	1.25%	1.37%	1.15%	1.38%
Portfolio turnover rate	228%	92%	45%	45%	105%

1  The average shares outstanding method has been applied for per share information.

2  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

LARGE CAP GROWTH FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2008 [1]	2007	2006	2005	2004
Net asset value, beginning of period	$10.98	$11.05	$10.79	$10.76	$10.53
Loss from investment operations:
Net investment income (loss)	0.02	0.06	0.04	0.02	0.06
Net realized and unrealized gain (loss) on investment transactions	(4.79)	0.45	0.36	0.11	0.85
Total from investment operations	(4.77)	0.51	0.40	0.13	0.91
Less distributions:
Net investment income	(0.03)	(0.06)	(0.03)	(0.02)	(0.06)
Net realized gains	(0.16)	(0.52)	(0.11)	(0.08)	(0.62)
Total distributions	(0.19)	(0.58)	(0.14)	(0.10)	(0.68)
Net asset value, end of period	$6.02	$10.98	$11.05	$10.79	$10.76
Total return [2]	(43.82%)	4.71%	3.70%	1.20%	8.66%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$17,537	$29,551	$29,982	$27,247	$24,072
Ratio of net expenses to average net assets	0.96%	0.83%	0.86%	0.89%	0.96%
Ratio of total expenses to average net assets	0.96%	0.87%	0.88%	0.89%	0.96%
Ratio of net investment income (loss) to average net assets	0.19%	0.53%	0.35%	0.19%	0.59%
Portfolio turnover rate	287%	55%	38%	21%	114%

1  The average shares outstanding method has been applied for per share information.

2  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS

INDEX 500 FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2008 [1]	2007	2006	2005	2004
Net asset value, beginning of period	$10.11	$9.78	$8.58	$8.34	$7.67
Loss from investment operations:
Net investment income (loss)	0.17	0.17	0.15	0.14	0.13
Net realized and unrealized gain (loss) on investment transactions	(3.82)	0.33	1.17	0.24	0.67
Total from investment operations	(3.65)	0.50	1.32	0.38	0.80
Less distributions:
Net investment income	(0.18)	(0.17)	(0.12)	(0.14)	(0.13)
Total distributions	(0.18)	(0.17)	(0.12)	(0.14)	(0.13)
Net asset value, end of period	$6.28	$10.11	$9.78	$8.58	$8.34
Total return [2]	(36.08%)	5.09%	15.37%	4.48%	10.47%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$195,078	$254,462	$250,174	$234,122	$257,637
Ratio of net expenses to average net assets	0.35%	0.35%	0.35%	0.35%	0.29%
Ratio of total expenses to average net assets	0.37%	0.35%	0.37%	0.37%	0.37%
Ratio of net investment income (loss) to average net assets	2.02%	1.64%	1.61%	1.52%	1.70%
Portfolio turnover rate	6%	4%	6%	5%	1%

1  The average shares outstanding method has been applied for per share information.

2  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

MID CAP GROWTH FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2008 [1]	2007	2006	2005	2004
Net asset value, beginning of period	$10.60	$8.47	$7.93	$7.05	$6.33
Loss from investment operations:
Net investment income (loss)	(0.02)	(0.04)	(0.01)	(0.03)	(0.04)
Net realized and unrealized gain (loss) on investment transactions	(5.16)	2.17	0.55	0.91	0.76
Total from investment operations	(5.18)	2.13	0.54	0.88	0.72
Net asset value, end of period	$5.42	$10.60	$8.47	$7.93	$7.05
Total return [2]	(48.87%)	25.15%	6.81%	12.48%	11.37%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$57,747	$112,637	$85,414	$81,174	$70,793
Ratio of net expenses to average net assets	1.00%	0.97%	0.96%	1.00%	1.00%
Ratio of total expenses to average net assets	1.02%	1.00%	1.02%	1.02%	1.03%
Ratio of net investment income (loss) to average net assets	(0.20%)	(0.46%)	(0.09%)	(0.43%)	(0.56%)
Portfolio turnover rate	162%	137%	153%	156%	169%

1  The average shares outstanding method has been applied for per share information.

2  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS

MID CAP VALUE FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2008 [1]	2007	2006	2005	2004
Net asset value, beginning of period	$13.12	$13.59	$12.97	$13.77	$13.05
Loss from investment operations:
Net investment income (loss)	0.10	0.11	0.11	0.09	0.05
Net realized and unrealized gain (loss) on investment transactions	(6.31)	0.38	1.36	1.63	2.88
Total from investment operations	(6.21)	0.49	1.47	1.72	2.93
Less distributions:
Net investment income	(0.10)	(0.13)	(0.09)	(0.09)	(0.05)
Net realized gains	—	(0.80)	(0.76)	(2.43)	(2.16)
Return of capital	—	(0.03)	—	—	—
Total distributions	(0.10)	(0.96)	(0.85)	(2.52)	(2.21)
Net asset value, end of period	$6.81	$13.12	$13.59	$12.97	$13.77
Total return [2]	(47.26%)	3.77%	11.41%	12.33%	23.17%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$60,507	$125,718	$125,362	$112,301	$98,448
Ratio of net expenses to average net assets	0.86%	0.79%	0.81%	0.85%	0.86%
Ratio of total expenses to average net assets	0.86%	0.83%	0.84%	0.85%	0.86%
Ratio of net investment income (loss) to average net assets	0.89%	0.73%	0.82%	0.67%	0.40%
Portfolio turnover rate	58%	73%	62%	100%	68%

1  The average shares outstanding method has been applied for per share information.

2  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

MID CORE VALUE FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2008 [1]	2007	2006	2005	2004
Net asset value, beginning of period	$11.78	$13.23	$13.15	$12.91	$10.57
Loss from investment operations:
Net investment income (loss)	0.14	0.07	0.08	0.07	0.05
Net realized and unrealized gain (loss) on investment transactions	(4.66)	0.03	1.48	1.00	2.51
Total from investment operations	(4.52)	0.10	1.56	1.07	2.56
Less distributions:
Net investment income	(0.16)	(0.07)	(0.06)	(0.06)	(0.05)
Net realized gains	(0.30)	(1.48)	(1.42)	(0.77)	(0.17)
Total distributions	(0.46)	(1.55)	(1.48)	(0.83)	(0.22)
Net asset value, end of period	$6.80	$11.78	$13.23	$13.15	$12.91
Total return [2]	(38.89%)	0.85%	12.23%	8.20%	24.25%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$29,895	$48,465	$43,616	$45,096	$30,485
Ratio of net expenses to average net assets	1.08%	1.04%	1.06%	1.07%	1.14%
Ratio of total expenses to average net assets	1.08%	1.05%	1.07%	1.07%	1.14%
Ratio of net investment income (loss) to average net assets	1.49%	0.57%	0.56%	0.58%	0.47%
Portfolio turnover rate	39%	40%	28%	25%	18%

1  The average shares outstanding method has been applied for per share information.

1  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS

SMALL CAP GROWTH FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2008 [1]	2007	2006	2005	2004
Net asset value, beginning of period	$21.64	$20.09	$20.34	$19.14	$17.48
Income (loss) from investment operations:
Net investment income (loss)	(0.09)	(0.11)	(0.06)	(0.13)	(0.16)
Net realized and unrealized gain (loss) on investment transactions	(10.74)	1.66	(0.19)	1.33	1.82
Total from investment operations	(10.83)	1.55	(0.25)	1.20	1.66
Net asset value, end of period	$10.81	$21.64	$20.09	$20.34	$19.14
Total return [2]	(50.05%)	7.72%	(1.23%)	6.27%	9.50%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$48,008	$99,593	$106,380	$111,029	$113,579
Ratio of total expenses to average net assets	1.07%	1.02%	1.02%	1.02%	1.06%
Ratio of net investment income (loss) to average net assets	(0.59%)	(0.50%)	(0.27%)	(0.67%)	(0.87%)
Portfolio turnover rate	190%	107%	126%	137%	195%

1  The average shares outstanding method has been applied for per share information.

2  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

SMALL CAP VALUE FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2008 [1]	2007	2006	2005	2004
Net asset value, beginning of period	$14.07	$17.70	$16.37	$16.95	$18.20
Loss from investment operations:
Net investment income (loss)	0.09	0.12	0.05	0.07	0.01
Net realized and unrealized gain (loss) on investment transactions	(3.88)	(1.03)	2.77	0.56	2.55
Total from investment operations	(3.79)	(0.91)	2.82	0.63	2.56
Less distributions:
Net investment income	(0.11)	(0.12)	(0.05)	(0.07)	(0.01)
Net realized gains	(0.18)	(2.60)	(1.44)	(1.14)	(3.80)
Total distributions	(0.29)	(2.72)	(1.49)	(1.21)	(3.81)
Net asset value, end of period	$9.99	$14.07	$17.70	$16.37	$16.95
Total return [2]	(27.15%)	(5.30%)	17.43%	3.67%	14.88%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$109,336	$170,004	$182,142	$156,605	$165,714
Ratio of net expenses to average net assets	1.15%	1.14%	1.14%	1.14%	1.15%
Ratio of total expenses to average net assets	1.15%	1.14%	1.14%	1.14%	1.17%
Ratio of net investment income (loss) to average net assets	0.66%	0.64%	0.28%	0.40%	0.08%
Portfolio turnover rate	66%	67%	59%	46%	142%

1  The average shares outstanding method has been applied for per share information.

2  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS

INTERNATIONAL EQUITY FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2008 [1]	2007	2006	2005	2004
Net asset value, beginning of period	$24.09	$24.27	$20.91	$17.98	$13.91
Loss from investment operations:
Net investment income (loss)	0.25	0.31	0.28	0.15	0.24
Net realized and unrealized gain (loss) on investment transactions	(10.01)	4.33	5.98	2.86	3.92
Total from investment operations	(9.76)	4.64	6.26	3.01	4.16
Less distributions:
Net investment income	(0.43)	(0.15)	(0.38)	(0.08)	(0.09)
Net realized gains	(0.78)	(4.67)	(2.52)	—	—
Total distributions	(1.21)	(4.82)	(2.90)	(0.08)	(0.09)
Net asset value, end of period	$13.12	$24.09	$24.27	$20.91	$17.98
Total return [2]	(41.28%)	20.05%	30.34%	16.77%	30.01%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$213,117	$381,328	$294,499	$200,947	$165,509
Ratio of net expenses to average net assets	1.27%	1.16%	1.19%	1.21%	1.22%
Ratio of total expenses to average net assets	1.27%	1.18%	1.20%	1.21%	1.22%
Ratio of net investment income (loss) to average net assets	1.33%	1.14%	1.10%	1.47%	1.61%
Portfolio turnover rate	108%	95%	52%	40%	40%

1  The average shares outstanding method has been applied for per share information.

2  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

REIT FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2008 [1]	2007	2006	2005	2004
Net asset value, beginning of period	$12.00	$18.10	$14.92	$14.33	$11.53
Income (loss) from investment operations:
Net investment income (loss)	0.25	0.30	0.24	0.20	0.37
Net realized and unrealized gain (loss) on investment transactions	(5.02)	(3.49)	4.57	1.66	3.69
Total from investment operations	(4.77)	(3.19)	4.81	1.86	4.06
Less distributions:
Net investment income	(0.41)	(0.33)	(0.19)	(0.30)	(0.41)
Net realized gains	—	(2.42)	(1.44)	(0.97)	(0.85)
Return of capital	—	(0.16)	—	—	—
Total distributions	(0.41)	(2.91)	(1.63)	(1.27)	(1.26)
Net asset value, end of period	$6.82	$12.00	$18.10	$14.92	$14.33
Total return [2]	(39.38%)	(17.87%)	32.41%	12.97%	35.53%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$33,240	$53,684	$71,790	$43,122	$31,247
Ratio of net expenses to average net assets	1.02%	0.99%	1.00%	1.02%	1.10%
Ratio of total expenses to average net assets	1.02%	0.99%	1.00%	1.02%	1.10%
Ratio of net investment income (loss) to average net assets	2.30%	1.37%	1.56%	1.41%	3.06%
Portfolio turnover rate	86%	85%	53%	54%	80%

1  The average shares outstanding method has been applied for per share information.

2  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS

LARGE CORE GROWTH FUND

For a share outstanding throughout each period

	For the period August 25, 2008 through December 31, 2008 [1]
Net asset value, beginning of period	$10.00
Loss from investment operations:
Net investment income (loss)	0.02
Net realized and unrealized gain (loss) on investment transactions	(3.87)
Total from investment operations	(3.85)
Less distributions:
Net investment income	(0.01)
Total distributions	(0.01)
Net asset value, end of period	$6.14
Total return [2]	(38.45	%)#
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$100,096
Ratio of net expenses to average net assets	0.64	%*
Ratio of total expenses to average net assets	0.90	%*
Ratio of net investment income (loss) to average net assets	0.69	%*
Portfolio turnover rate	55	%#

*  Annualized

#  Non-annualized

1  The average shares outstanding method has been applied for per share information.

2  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

LARGE CORE VALUE FUND

For a share outstanding throughout each period

	For the period August 25, 2008 through December 31, 2008 [1]
Net asset value, beginning of period	$10.00
Loss from investment operations:
Net investment income (loss)	0.07
Net realized and unrealized gain (loss) on investment transactions	(2.78)
Total from investment operations	(2.71)
Less distributions:
Net investment income	(0.07)
Total distributions	(0.07)
Net asset value, end of period	$7.22
Total return [2]	(27.05	%)#
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$114,167
Ratio of net expenses to average net assets	0.54	%*
Ratio of total expenses to average net assets	0.79	%*
Ratio of net investment income (loss) to average net assets	2.40	%*
Portfolio turnover rate	31	%#

*  Annualized

#  Non-annualized

1  The average shares outstanding method has been applied for per share information.

2  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS

SMID CAP GROWTH FUND

For a share outstanding throughout each period

	For the period August 25, 2008 through December 31, 2008 [1]
Net asset value, beginning of period	$10.00
Loss from investment operations:
Net investment income (loss)	(0.01)
Net realized and unrealized gain (loss) on investment transactions	(3.48)
Total from investment operations	(3.49)
Net asset value, end of period	$6.51
Total return [2]	(35.00	%)#
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$4,250
Ratio of net expenses to average net assets	1.05	%*
Ratio of total expenses to average net assets	1.69	%*
Ratio of net investment income (loss) to average net assets	(0.36	%)*
Portfolio turnover rate	21	%#

*  Annualized

#  Non-annualized

1  The average shares outstanding method has been applied for per share information.

2  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

SMID CAP VALUE FUND

For a share outstanding throughout each period

	For the period August 25, 2008 through December 31, 2008 [1]
Net asset value, beginning of period	$10.00
Loss from investment operations:
Net investment income (loss)	0.04
Net realized and unrealized gain (loss) on investment transactions	(3.21)
Total from investment operations	(3.17)
Less distributions:
Net investment income	(0.03)
Total distributions	(0.03)
Net asset value, end of period	$6.80
Total return [2]	(31.64	%)#
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$4,752
Ratio of net expenses to average net assets	1.14	%*
Ratio of total expenses to average net assets	1.83	%*
Ratio of net investment income (loss) to average net assets	1.37	%*
Portfolio turnover rate	14	%#

*  Annualized

#  Non-annualized

1  The average shares outstanding method has been applied for per share information.

2  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS

EMERGING MARKETS EQUITY FUND

For a share outstanding throughout each period

	For the period August 25, 2008 through December 31, 2008 [1]
Net asset value, beginning of period	$10.00
Loss from investment operations:
Net investment income (loss)	—
Net realized and unrealized gain (loss) on investment transactions	(3.99)
Total from investment operations	(3.99)
Less distributions:
Net investment income	(0.02)
Total distributions	(0.02)
Net asset value, end of period	$5.99
Total return [2]	(39.86	%)#
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$52,204
Ratio of net expenses to average net assets	1.58	%*
Ratio of total expenses to average net assets	1.83	%*
Ratio of net investment income (loss) to average net assets	0.04	%*
Portfolio turnover rate	37	%#

*  Annualized

#  Non-annualized

1  The average shares outstanding method has been applied for per share information.

2  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

SMALL CAP INDEX FUND

For a share outstanding throughout each period

	For the period August 25, 2008 through December 31, 2008 [1]
Net asset value, beginning of period	$10.00
Loss from investment operations:
Net investment income (loss)	0.04
Net realized and unrealized gain (loss) on investment transactions	(3.04)
Total from investment operations	(3.00)
Less distributions:
Net investment income	(0.04)
Total distributions	(0.04)
Net asset value, end of period	$6.96
Total return [2]	(29.96	%)#
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$8,208
Ratio of net expenses to average net assets	0.55	%*
Ratio of total expenses to average net assets	2.09	%*
Ratio of net investment income (loss) to average net assets	1.59	%*
Portfolio turnover rate	3	%#

*  Annualized

#  Non-annualized

1  The average shares outstanding method has been applied for per share information.

2  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS

DEVELOPED INTERNATIONAL INDEX FUND

For a share outstanding throughout each period

	For the period August 25, 2008 through December 31, 2008 [1]
Net asset value, beginning of period	$10.00
Loss from investment operations:
Net investment income (loss)	0.05
Net realized and unrealized gain (loss) on investment transactions	(2.90)
Total from investment operations	(2.85)
Less distributions:
Net investment income	(0.03)
Total distributions	(0.03)
Net asset value, end of period	$7.12
Total return [2]	(28.50	%)#
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$12,201
Ratio of net expenses to average net assets	0.59	%*
Ratio of total expenses to average net assets	4.65	%*
Ratio of net investment income (loss) to average net assets	2.06	%*
Portfolio turnover rate	—	%(a)

*  Annualized

#  Non-annualized

1  The average shares outstanding method has been applied for per share information.

2  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

(a)  Amounts designated as "—" are 0 or have been rounded to 0.

BALANCED FUND

For a share outstanding throughout each period

	For the period August 25, 2008 through December 31, 2008 [1]
Net asset value, beginning of period	$10.00
Loss from investment operations:
Net investment income (loss)	0.28
Capital gain distributions received from affiliated funds	0.05
Net realized and unrealized gain (loss) on investment transactions	(1.81)
Total from investment operations	(1.48)
Less distributions:
Net investment income	(0.33)
Total distributions	(0.33)
Net asset value, end of period	$8.19
Total return [2]	(14.74	%)#
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$56,422
Ratio of net expenses to average net assets [3]	0.22	%*
Ratio of total expenses to average net assets [3]	0.26	%*
Ratio of net investment income (loss) to average net assets	9.09	%*
Portfolio turnover rate	23	%#

*  Annualized

#  Non-annualized

1  The average shares outstanding method has been applied for per share information.

2  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

3  The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS

AGGRESSIVE ALLOCATION FUND

For a share outstanding throughout each period

	For the period August 25, 2008 through December 31, 2008 [1]
Net asset value, beginning of period	$10.00
Loss from investment operations:
Net investment income (loss)	0.24
Capital gain distributions received from affiliated funds	0.03
Net realized and unrealized gain (loss) on investment transactions	(3.21)
Total from investment operations	(2.94)
Less distributions:
Net investment income	(0.10)
Net realized gains	(0.01)
Total distributions	(0.11)
Net asset value, end of period	$6.95
Total return [2]	(29.39	%)#
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$1,509
Ratio of net expenses to average net assets [3]	0.33	%*
Ratio of total expenses to average net assets [3]	2.97	%*
Ratio of net investment income (loss) to average net assets	9.66	%*
Portfolio turnover rate	21	%#

*  Annualized

#  Non-annualized

1  The average shares outstanding method has been applied for per share information.

2  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

3  The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

MODERATELY AGGRESSIVE ALLOCATION FUND

For a share outstanding throughout each period

	For the period August 25, 2008 through December 31, 2008 [1]
Net asset value, beginning of period	$10.00
Loss from investment operations:
Net investment income (loss)	0.39
Capital gain distributions received from affiliated funds	0.05
Net realized and unrealized gain (loss) on investment transactions	(2.65)
Total from investment operations	(2.21)
Less distributions:
Net investment income	(0.15)
Net realized gains	—	(a)
Total distributions	(0.15)
Net asset value, end of period	$7.64
Total return [2]	(22.06	%)#
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$11,656
Ratio of net expenses to average net assets [3]	0.33	%*
Ratio of total expenses to average net assets [3]	0.70	%*
Ratio of net investment income (loss) to average net assets	14.72	%*
Portfolio turnover rate	21	%#

*  Annualized

#  Non-annualized

1  The average shares outstanding method has been applied for per share information.

2  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

3  The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

(a)  Distributions were less than one penny per share.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS

MODERATE ALLOCATION FUND

For a share outstanding throughout each period

	For the period August 25, 2008 through December 31, 2008 [1]
Net asset value, beginning of period	$10.00
Loss from investment operations:
Net investment income (loss)	0.40
Capital gain distributions received from affiliated funds	0.06
Net realized and unrealized gain (loss) on investment transactions	(2.34)
Total from investment operations	(1.88)
Less distributions:
Net investment income	(0.19)
Net realized gains	—	(a)
Total distributions	(0.19)
Net asset value, end of period	$7.93
Total return [2]	(18.77	%)#
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$13,244
Ratio of net expenses to average net assets [3]	0.33	%*
Ratio of total expenses to average net assets [3]	0.59	%*
Ratio of net investment income (loss) to average net assets	14.00	%*
Portfolio turnover rate	23	%#

*  Annualized

#  Non-annualized

1  The average shares outstanding method has been applied for per share information.

2  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

3  The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

(a)  Distributions were less than one penny per share.

MODERATELY CONSERVATIVE ALLOCATION FUND

For a share outstanding throughout each period

	For the period August 25, 2008 through December 31, 2008 [1]
Net asset value, beginning of period	$10.00
Loss from investment operations:
Net investment income (loss)	0.34
Capital gain distributions received from affiliated funds	0.06
Net realized and unrealized gain (loss) on investment transactions	(1.74)
Total from investment operations	(1.34)
Less distributions:
Net investment income	(0.24)
Net realized gains	(0.02)
Total distributions	(0.26)
Net asset value, end of period	$8.40
Total return [2]	(13.48	%)#
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$8,313
Ratio of net expenses to average net assets [3]	0.33	%*
Ratio of total expenses to average net assets [3]	0.61	%*
Ratio of net investment income (loss) to average net assets	11.40	%*
Portfolio turnover rate	38	%#

*  Annualized

#  Non-annualized

1  The average shares outstanding method has been applied for per share information.

2  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

3  The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS

CONSERVATIVE ALLOCATION FUND

For a share outstanding throughout each period

	For the period August 25, 2008 through December 31, 2008 [1]
Net asset value, beginning of period	$10.00
Loss from investment operations:
Net investment income (loss)	0.43
Capital gain distributions received from affiliated funds	0.07
Net realized and unrealized gain (loss) on investment transactions	(1.17)
Total from investment operations	(0.67)
Less distributions:
Net investment income	(0.28)
Net realized gains	—	(a)
Total distributions	(0.28)
Net asset value, end of period	$9.05
Total return [2]	(6.64	%)#
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$8,139
Ratio of net expenses to average net assets [3]	0.33	%*
Ratio of total expenses to average net assets [3]	0.63	%*
Ratio of net investment income (loss) to average net assets	13.26	%*
Portfolio turnover rate	27	%#

*  Annualized

#  Non-annualized

1  The average shares outstanding method has been applied for per share information.

2  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

3  The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

(a)  Distributions were less than one penny per share.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2008

1 — ORGANIZATION

Penn Series Funds, Inc. (Penn Series) was incorporated in Maryland on April 22, 1982. Penn Series is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. Penn Series is open only to purchasers of The Penn Mutual Life Insurance Company ("Penn Mutual") and The Penn Insurance and Annuity Company insurance contracts and certain of Penn Mutual's employee benefit plans.

On August 25, 2008, Penn Series launched thirteen funds, six of which are "fund-of-funds" ("FOF"). The new funds are as follows: Large Core Growth Fund, Large Core Value Fund, SMID Cap Growth Fund, SMID Cap Value Fund, Emerging Markets Equity Fund, Small Cap Index Fund, Developed International Index Fund, Balanced Fund (FOF), Aggressive Allocation Fund (FOF), Moderately Aggressive Allocation Fund (FOF), Moderate Allocation Fund (FOF), Moderately Conservative Allocation Fund (FOF) and Conservative Allocation Fund (FOF).

Fund of Funds — Each Portfolio seeks to achieve its investment objective by investing in other Penn Series Funds ("Underlying Funds") and uses asset allocation strategies to determine how much to invest in the Underlying Funds.

Penn Series is presently offering shares in its Money Market, Limited Maturity Bond, Quality Bond, High Yield Bond, Flexibly Managed, Large Growth Stock, Large Cap Value, Large Cap Growth, Index 500, Mid Cap Growth, Mid Cap Value, Mid Core Value, Small Cap Growth, Small Cap Value, International Equity, REIT, Large Core Growth Fund, Large Core Value Fund, SMID Cap Growth Fund, SMID Cap Value Fund, Emerging Markets Equity Fund, Small Cap Index Fund, Developed International Index Fund, Balanced Fund, Aggressive Allocation Fund, Moderately Aggressive Allocation Fund, Moderate Allocation Fund, Moderately Conservative Allocation Fund and Conservative Allocation Fund. ("the Funds"). Penn Series also has the authority to issue shares in three additional funds, each of which would have their own investment objectives and policies.

The Board of Directors of Penn Series has approved changes to the investment sub-advisory arrangements for certain of the Penn Series portfolios. Specifically, the Board approved the following sub-adviser changes:

Fund	New Manager	Former Manager
Large Cap Value Fund Index 500 Fund Small Cap Growth Fund Large Cap Growth Fund	OppenheimerFunds, Inc. SSga Funds Management, In. Oppenheimer Capital LLC Turner Investment Patners, Inc.	Lord, Abbett & Co. LLC Wells Capital Management, Inc. Bjurman, Barry & Associates ABN AMRO Asset Management, Inc.

Except for the Large Cap Growth Fund, these changes were effective August 25, 2008. The change for the Large Cap Growth Fund was effective August 1, 2008.

Effective August 25, 2008, the Strategic Value Fund was renamed the Mid Core Value Fund and the Growth Stock Fund was renamed the Large Growth Stock Fund.

2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are followed by Penn Series in the preparation of its financial statements. The preparation of financial statements in accordance with the accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and those differences could be material.

SECURITY VALUATION:

Money Market Fund — Investments in securities are valued using the amortized cost method as permitted by Rule 2a-7 under the Investment Company Act of 1940, which involves initially valuing investments at cost and thereafter assuming a constant amortization to maturity of any premium or discount. This method approximates market value.

PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2008

Limited Maturity Bond, Quality Bond, High Yield Bond, Flexibly Managed, Large Growth Stock, Large Cap Value, Large Cap Growth, Index 500, Mid Cap Growth, Mid Cap Value, Mid Core Value, Small Cap Growth, Small Cap Value, International Equity, REIT, Large Core Growth, Large Core Value, SMID Cap Growth, SMID Cap Value, Emerging Markets Equity, Small Cap Index, Developed International Index — Portfolio securities listed on a securities exchange or an automated quotation system for which quotations are readily available, including securities traded over the counter, are valued at the last quoted sale price on the principal exchange or market on which they are traded on the valuation date or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. Debt and fixed income securities may be valued by recognized independent third-party pricing agents, employing methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other electronic data processing techniques. To the extent that bid prices are provided by the pricing service, the Funds will use the bid price. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Directors to represent fair value. Reasons for which securities may be valued in this manner include, but are not limited to, trading for a security has been halted or suspended, a security has been de-listed from a national exchange, or trading on a security's primary market is temporarily closed at a time when under normal conditions it would be open. Options and futures contracts are valued at the last sale price on the market where such options or futures contracts are principally traded.

Certain events may occur between the time that foreign markets close, on which securities held by the Funds principally trade, and the time at which the Funds' NAV is calculated. These securities are valued at fair value utilizing an independent third-party valuation service in accordance with procedures adopted by the Funds' Board of Directors. The valuations obtained may not necessarily be the price that would be obtained upon sale of these securities.

Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds — The valuation of the each Fund's investments in its Underlying Funds is based on the net asset values of the Underlying Funds each business day.

Effective January 1, 2008, the Funds adopted Statement of Financial Accounting Standards No. 157 ("FAS 157"). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. The three levels of the fair value hierarchy under FAS 157 are described below:

•  Level 1 — quoted prices in active markets for identical securities

•  Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Funds' net assets as of December 31, 2008 is included with each Fund's Schedule of Investments.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: market value of investment securities, assets and liabilities at the current rate of exchange; purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2008

The Funds do not isolate the portion of realized and unrealized gains and losses on investments which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. Such fluctuations are included with net realized and unrealized gain or loss from investments.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

BANK LOANS: The Flexibly Managed Fund invests in U.S. dollar-denominated fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("Lenders"). The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the sovereign borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation.

SECURITY TRANSACTIONS, INVESTMENT INCOME AND EXPENSES: Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is accrued as earned. Discounts and premiums are accreted and amortized using the effective interest method. The cost of investment securities sold is determined by using the specific identification method for both financial reporting and income tax purposes. Expenses directly attributable to a Fund are directly charged. Common expenses of the Funds are allocated using methods approved by the Board of Directors, generally based on average net assets.

DIVIDENDS TO SHAREHOLDERS: Dividends of investment income and realized capital gains of the Limited Maturity Bond, Quality Bond, High Yield Bond, Flexibly Managed, Large Growth Stock, Large Cap Value, Large Cap Growth, Index 500, Mid Cap Growth, Mid Cap Value, Mid Core Value, Small Cap Growth, Small Cap Value, International Equity, REIT, Large Core Growth, Large Core Value, SMID Cap Growth, SMID Cap Value, Emerging Markets Equity, Small Cap Index, Developed International Index, Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds will be declared and paid within 30 days of the Funds' year end, December 31, as permitted by federal income tax regulations. Dividends of net investment income of the Money Market Fund are declared daily and paid monthly.

Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from net investment income and net realized capital gains recorded in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. Distributions from net realized gains may involve short-term capital gains, which are included as ordinary income for tax purposes.

The character of distributions received from Real Estate Investment Trusts ("REITs") held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Funds to estimate the character of distributions received from the underlying REIT's based on historical data provided by the REITs. As of year-end, differences between the estimated and actual amounts are reflected in the Fund's records.

PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2008

3 — INVESTMENT ADVISORY AND OTHER CORPORATE SERVICES

Investment Advisory Services

Independence Capital Management, Inc. ("ICMI"), a wholly owned subsidiary of Penn Mutual, serves as investment adviser to each of the Funds. To provide investment management services to the Funds, ICMI has entered into sub-advisory agreements as follows:

Fund	Sub-adviser
High Yield Bond Fund
Flexibly Managed Fund
Large Growth Stock Fund
Large Cap Value Fund
Large Cap Growth Fund
Index 500 Fund
Mid Cap Growth Fund
Mid Cap Value Fund
Mid Core Value Fund
Small Cap Growth Fund
Small Cap Value Fund
International Equity Fund
REIT Fund
Large Core Growth Fund
Large Core Value Fund
SMID Cap Growth Fund
SMID Cap Value Fund
Emerging Markets Equity Fund
Small Cap Index Fund
Developed International Equity Fund	T. Rowe Price Associates, Inc.
T. Rowe Price Associates, Inc.
T. Rowe Price Associates, Inc.
OppenheimerFunds, Inc.
Turner Investment Partners, Inc.
SSgA Fund Management, Inc.
Turner Investment Partners, Inc.
Neuberger Berman Management, Inc.
Lord, Abbett & Co. LLC
Oppenheimer Capital LLC
Goldman Sachs Asset Management, LP
Vontobel Asset Management, Inc.
Heitman Real Estate Securities LLC
Wells Capital Management, Inc.
Eaton Vance Management
Wells Capital Management, Inc.
Alliance Bernstein, LP
Van Kampen Asset Management
SSgA Fund Management, Inc.
SSgA Fund Management, Inc.

Each of the Funds pay ICMI, on a monthly basis, an advisory fee based on the average daily net assets of each Fund, at the following rates pursuant to the investment advisory agreements: Money Market Fund: 0.20% for first $100 million and 0.15% thereafter; Limited Maturity Bond Fund: 0.30%; Quality Bond Fund: 0.35% for first $100 million and 0.30% thereafter; High Yield Bond Fund: 0.50%; Flexibly Managed Fund: 0.60%; Large Growth Stock Fund: 0.65% for the first $100 million and 0.60% thereafter; Large Cap Value Fund: 0.60%; Large Cap Growth Fund: 0.55%; Index 500 Fund: 0.07%; Mid Cap Growth Fund: 0.70%; Mid Cap Value Fund: 0.55% for the first $250 million, 0.525% for next $250 million, 0.50% for next $250 million, 0.475% for next $250 million, 0.45% for next $500 million and 0.425% thereafter; Mid Core Value Fund: 0.72%; Small Cap Growth Fund: 0.80% for the first $25 million, 0.75% for next $25 million and 0.70% thereafter; Small Cap Value Fund: 0.85%; International Equity Fund: 0.85%; REIT Fund: 0.70%, Large Core Growth Fund: 0.56%; Large Core Value Fund: 0.46%; SMID Cap Growth Fund: 0.75%; SMID Cap Value Fund: 0.95%; Emerging Markets Equity Fund: 1.18% for the first $2.5 billion and 1.00% thereafter; Small Cap Index Fund: 0.30%; Developed International Index Fund: 0.30%; Aggressive Allocation Fund: 0.10%; Moderately Aggressive Allocation Fund: 0.10%; Moderate Allocation Fund: 0.10%; Moderately Conservative Allocation Fund: 0.10% and Conservative Allocation Fund: 0.10%. The Balanced Fund is not currently charged an advisory fee.

For providing investment management services to the Funds, ICMI pays the sub-advisers, on a monthly basis, a sub-advisory fee.

PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2008

Administrative and Corporate Services

Under an administrative and corporate service agreement, Penn Mutual serves as administrative and corporate services agent for Penn Series. Each of the Funds pays Penn Mutual, on a quarterly basis, an annual fee equal to 0.15% of each Fund's average daily net assets.

Accounting Services

Under an accounting services agreement, PNC Global Investment Servicing, Inc. ("PNC GIS") serves as accounting agent for Penn Series. Each of the Funds, except International Equity Fund, Emerging Markets Equity Fund and Developed International Index Fund, pays PNC GIS, on a monthly basis, an annual fee based on the average daily net assets of each Fund equal to 0.070% for the first $100 million, 0.050% for the next $200 million, 0.030% for the next $300 million and 0.020% thereafter. With the exception of the international funds and the Money Market Fund, the minimum annual fee each Fund must pay is $27,500. Each international fund's minimum annual fee is $48,000. The Money Market Fund pays no minimum annual fee. The International Equity, Emerging Markets Equity and Developed International Index Funds pay PNC GIS 0.080% for the first $100 million, 0.060% for the next $300 million, 0.040% for the next $200 million, and 0.030% thereafter.

Transfer Agent Services

Under a transfer agency agreement, PNC GIS serves as transfer agent for Penn Series.

Custodial Services

Under a custodial agreement, PFPC Trust serves as custodian for Penn Series. In addition to transaction charges and out-of-pocket expenses, each of the Funds pay PFPC Trust, on a monthly basis, an annual custody fee of 0.01%. JPMorgan Chase serves as foreign sub-custodian for Penn Series. There is a separate custody fee schedule for foreign securities.

Expenses and Limitations Thereon

Each Fund bears all expenses of its operations other than those incurred by its investment adviser and sub-advisers under their respective investment advisory agreements and those incurred by Penn Mutual under its administrative and corporate services agreement. ICMI and Penn Mutual have agreed to waive fees or reimburse expenses to the extent the Fund's total expense ratio (excluding interest, taxes, brokerage, other capitalized expenses, but including investment advisory and administrative and corporate services fees) exceeds the applicable expense limitation for the Fund. The expense limitations for the Funds are as follows:

Fund	Expense Limitation
Money Market	0.80%
Limited Maturity Bond	0.90%
Quality Bond	0.90%
High Yield Bond	0.90%
Flexibly Managed	1.00%
Large Growth Stock	1.00%
Large Cap Growth	1.00%
Mid Core Value	1.25%
Large Cap Value	1.00%
Index 500	0.40%
Mid Cap Growth	1.00%
Mid Cap Value	1.00%
Small Cap Growth	1.15%
Small Cap Value	1.15%
International Equity	1.50%
REIT	1.25%
Fund	Expense Limitation
Large Core Growth	0.64%
Large Core Value	0.54%
SMID Cap Growth	1.05%
SMID Cap Value	1.14%
Emerging Markets Equity	1.58%
Small Cap Index	0.55%
Developed International Index	0.59%
Balanced Fund	0.62%
Aggressive Allocation Fund	0.33%
Moderately Aggressive Allocation Fund	0.33%
Moderate Allocation Fund	0.33%
Moderately Conservative Allocation Fund	0.33%
Conservative Allocation Fund	0.33%

PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2008

Penn Mutual currently intends to voluntarily waive its administrative and corporate services fees and reimburse expenses so that the Index 500 Fund's total expenses do not exceed 0.35%. Penn Mutual may change or eliminate all or part of this voluntary waiver at any time.

Effective May 18, 2006, Penn Mutual may recover any administrative and corporate services fees that were waived in a preceding three year period as long as it would not cause the Fund to exceed its expense limitation. This three year "recapture period" is applied prospectively, and not retroactively, from the effective date.

As of December 31, 2008, the following Funds had waived advisory fees that are subject to recapture by Penn Mutual through the periods stated below:

Various Months Ending December 31, 2011
Small Cap Value Fund	$792
Large Core Growth	107,833
Large Core Value Fund	112,678
SMID Cap Growth Fund	9,347
SMID Cap Value Fund	10,445
Emerging Markets Equity Fund	53,838
Small Cap Index Fund	45,212
Developed International Index Fund	136,046
Balanced Fund	9,379
Aggressive Allocation Fund	5,750
Moderate Aggressive Allocation Fund	5,234
Moderate Allocation Fund	5,129
Moderately Conservative Allocation Fund	5,246
Conservative Allocation Fund	5,239

If, at the end of each month, there is no liability of ICMI and Penn Mutual to pay the Funds such excess amount, and if payments of the advisory fee or administrative and corporate services fee at the end of prior months during the fiscal year have been reduced in excess of that required to maintain expenses within the expense limitation, such excess reduction shall be recaptured by ICMI and Penn Mutual and shall be payable by the Funds to ICMI and Penn Mutual along with the advisory fee or administrative and corporate services fee for that month.

As of December 31, 2008, the following funds had administrative and corporate services fees that are subject to recapture by Penn Mutual through the periods stated below:

	Various Months Ending December 31, 2009	Various Months Ending December 31, 2010	Various Months Ending December 31, 2011
Index 500 Fund	$36,689	$2,164	$43,808
Mid Cap Growth Fund	7,159	3,584	15,855

All waivers of fees or reimbursements of expenses with respect to the Flexibly Managed and High Yield Bond Funds will be shared equally by the sub-advisers and Penn Mutual. For the Money Market, Quality Bond, Large Growth Stock, Large Cap Value and Small Cap Value Funds, the Adviser will waive fees with regard to the entirety of the first 0.10% of excess above the expense limitations; Penn Mutual will waive fees or reimburse expenses for the entirety of any additional excess above the first 0.10%. For the International Equity Fund, the sub-adviser will waive fees with regard to the entirety of the first 0.10% of excess above the expense limitation; Penn Mutual will waive fees or reimburse expenses for the entirety of any additional excess above the first 0.10%. For the Limited Maturity Bond, Large Cap Growth, Index 500, Mid Cap Growth, Mid Cap Value, Small Cap Growth, Mid Core Value, REIT, Large Core Growth, Large Core Value, SMID Cap Growth, SMID Cap Value, Emerging Markets Equity, Small Cap Index, Developed International Index, Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds, Penn Mutual will waive fees or reimburse expenses for the entirety of any excess above the expense limitations.

PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2008

Total fees of $191,000 were paid to Directors of Penn Series, who are not interested persons of Penn Series, for the year ended December 31, 2008. No person received compensation from Penn Series who is an officer, director, or employee of Penn Series, the investment adviser, sub-advisers, administrator, accounting agent or any parent or subsidiary thereof.

4 — RELATED PARTY TRANSACTIONS

Certain benefit plans of Penn Mutual own annuity contracts that are invested in the Penn Series Funds. The benefit plan assets that are invested in the Penn Series Funds at December 31, 2008 are as follows (amounts in thousands):

Money Market Fund	$918
Quality Bond Fund	6,025
High Yield Bond Fund	1,462
Flexibly Managed Fund	27,790
Large Growth Stock Fund	15,497
Large Cap Value Fund	3,637
Index 500 Fund	12,500
Mid Cap Growth Fund	4,040
Mid Cap Value	370
Mid Core Value Fund	3,170
Small Cap Growth Fund	3,133
Small Cap Value Fund	5,231
International Equity Fund	18,954
REIT Fund	1,573
Large Core Growth	6,655
Large Core Value	10,192
Emerging Markets Equity	2,045
Small Cap Index Fund	20
Developed International Index	2,797

Certain Funds effect trades for security purchase and sale transactions through brokers that are affiliates of the adviser or the sub-advisers. Commissions paid on those trades from the Funds for the year ended December 31, 2008 were as follows:

Flexibly Managed Fund	$2,961
Large Growth Stock Fund	93
Large Cap Value Fund	184
Large Cap Growth Fund	2
Mid Cap Value Fund	7,249
Small Cap Value Fund	2,804
Emerging Markets Equity Fund	1,351

On September 16, 2008, Penn Mutual purchased $2,265,108 of securities from the Money Market Fund at amortized cost (a price in excess of the securities' current fair value on that date) and is reflected in the Statement of Operations as a net increase from payment by affiliate for losses realized on securities. The excess of purchase price over the current fair value amounted to $468,662.

5 — PURCHASES AND SALES OF SECURITIES

During the year ended December 31, 2008, the Funds made the following purchases and sales of portfolio securities, other than short-term securities (amounts in thousands):

	U.S. Government Securities		Other Investment Securities
	Purchases	Sales	Purchases	Sales
Limited Maturity Bond	$75,401	$47,438	$8,629	$20,904
Quality Bond Fund	500,594	469,145	54,043	72,613

PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2008

	U.S. Government Securities		Other Investment Securities
	Purchases	Sales	Purchases	Sales
High Yield Bond Fund	291	313	$36,270	$38,420
Flexibly Managed Fund	34,072	160,895	1,192,806	973,073
Large Growth Stock Fund	—	—	70,016	69,428
Large Cap Value Fund	—	—	373,584	397,514
Large Cap Growth Fund	—	—	68,851	68,094
Index 500 Fund	—	—	60,303	14,182
Mid Cap Growth Fund	—	—	142,348	141,737
Mid Cap Value Fund	—	—	55,032	64,925
Mid Core Value Fund	—	—	16,472	15,167
Small Cap Growth Fund	—	—	134,779	138,533
Small Cap Value Fund	—	—	93,583	108,015
International Equity Fund	—	—	319,468	324,754
REIT Fund	—	—	40,279	39,076
Large Core Growth Fund	—	—	226,095	65,083
Large Core Value Fund	—	—	192,600	38,992
SMID Cap Growth Fund	—	—	6,795	896
SMID Cap Value Fund	—	—	6,609	578
Emerging Markets Equity Fund	—	—	107,846	22,507
Small Cap Index Fund	—	—	11,302	290
Developed International Index Fund	—	—	14,667	33
Balanced Fund	—	—	84,454	14,730
Aggressive Allocation Fund	—	—	1,669	150
Moderately Aggressive Allocation Fund	—	—	12,799	1,019
Moderate Allocation Fund	—	—	14,930	1,385
Moderately Conservative Allocation Fund	—	—	11,279	2,115
Conservative Allocation Fund	—	—	9,966	1,322

6 — FEES PAID INDIRECTLY

Certain subadvisers have directed portfolio trades to a broker designated by Penn Series, consistent with best execution. A portion of the commissions directed to that broker are refunded to Penn Series to pay certain expenses of the Funds. The commissions used to pay expenses of the Funds for the year ended December 31, 2008 were as follows (amounts in thousands):

Flexibly Managed Fund	$42
Large Growth Stock Fund	4
Large Cap Value Fund	25
Mid Cap Growth Fund	56
Mid Cap Value Fund	14
Mid Core Value Fund	3
Small Cap Growth Fund	7
International Equity Fund	55
Large Core Growth	18

7 — FEDERAL INCOME TAXES

The Funds have qualified and intend to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes, and to distribute substantially all of their taxable income and net capital gains to shareholders. Accordingly, no provision has been made for federal income taxes.

PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2008

Reclassification of Capital Accounts:

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital or accumulated net realized gain, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of December 31, 2008, primarily attributable to the disallowance of net operating losses, the tax treatment of Real Estate Investment Trusts and Passive Foreign Investment Companies, redesignation of dividends and the reclassification of net foreign currency exchange gains or losses, were reclassed between the following accounts:

	Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Net Realized Gains	Increase (Decrease) Paid-in Capital
Limited Maturity Bond Fund	$(85,213)	$74,156	$11,057
Quality Bond Fund	(92,701)	75,308	17,393
High Yield Bond Fund	21,920	1,072	(22,992)
Flexibly Managed Fund	(92,015)	92,015	—
Large Growth Stock Fund	(32,276)	32,276	—
Large Cap Value Fund	23,204	(21,997)	(1,207)
Large Cap Growth Fund	9,807	102	(9,909)
Index 500 Fund	36,712	—	(36,712)
Mid Cap Growth Fund	177,646	—	(177,646)
Mid Cap Value Fund	32,442	—	(32,442)
Mid Core Value Fund	6,944	231	(7,175)
Small Cap Growth Fund	415,821	—	(415,821)
Small Cap Value Fund	258,864	57	(258,921)
International Equity Fund	(5,339,722)	5,339,722	—
Real Estate Inv Trust	672,812	—	(672,812)
Large Core Value Fund	49,361	—	(49,361)
SMID Cap Growth Fund	5,299	—	(5,299)
SMID Cap Value Fund	1,861	—	(1,861)
Emerging Markets Equity Fund	163,525	(163,525)	—
Small Cap Index Fund	1,194	—	(1,194)
Developed International Index Fund	(45,957)	45,957	—
Balanced Fund	219,678	(219,308)	(370)
Aggressive Allocation Fund	816	(816)	—
Moderately Aggressive Allocation Fund	12,388	(12,388)	—
Moderate Allocation Fund	19,947	(19,947)	—
Moderately Conservative Allocation Fund	18,489	(18,489)	—
Conservative Allocation Fund	21,451	(21,451)	—

These reclassifications had no effect on net assets or net asset value per share.

PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2008

Tax character of distributions:

The tax character of dividends and distributions declared and paid during the years ended December 31, 2008 and 2007 were as follows (amounts in thousands):

	Ordinary Income and Short-Term Capital Gains	Long-Term Capital Gains	Return of Capital	Total
Money Market Fund
2008	$4,141	—	—	$4,141
2007	4,394	—	—	4,394
Limited Maturity Bond
2008	2,564	—	—	2,564
2007	2,176	—	—	2,176
Quality Bond Fund
2008	12,790	$1,519	—	14,309
2007	7,857	—	—	7,857
High Yield Bond Fund
2008	7,254	—	$23	7,277
2007	6,276	—	—	6,276
Flexibly Managed Fund
2008	36,463	12,510	—	48,973
2007	56,633	83,435	—	140,068
Large Growth Stock Fund
2008	273	—	—	273
2007	602	—	—	602
Large Cap Value Fund
2008	2,744	1,397	1	4,142
2007	5,163	24,091	—	29,254
Large Cap Growth Fund
2008	96	405	10	511
2007	337	1,163	—	1,500
Index 500 Fund
2008	5,442	—	37	5,479
2007	4,138	—	—	4,138
Mid Cap Growth Fund
2008	—	—	—	—
2007	—	—	—	—
Mid Cap Value Fund
2008	855	—	32	887
2007	1,819	6,732	308	8,859
Mid Core Value Fund
2008	733	1,224	7	1,964
2007	741	4,889	—	5,630
Small Cap Growth Fund
2008	—	—	—	—
2007	—	—	—	—
Small Cap Value Fund
2008	955	2,032	259	3,246
2007	10,242	17,942	—	28,184
International Equity Fund
2008	8,109	10,934	—	19,043
2007	6,453	58,339	—	64,792
REIT Fund
2008	1,065	—	673	1,738
2007	1,693	8,217	583	10,493
Large Core Gowth Fund
2008	233	—	—	233

PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2008

	Ordinary Income and Short-Term Capital Gains	Long-Term Capital Gains	Return of Capital	Total
Large Core Value Fund
2008	$1,060	—	$49	$1,109
SMID Cap Growth Fund
2008	—	—	—	—
SMID Cap Value Fund
2008	21	—	2	23
Emerging Markets Equity
2008	200	—	—	200
Small Cap Index Fund
2008	47	—	1	48
Developed International Index Fund
2008	50	—	—	50
Balanced Fund
2008	2,217	—	1	2,218
Aggressive Allocation Fund
2008	22	$1	—	23
Moderately Aggressive Allocation Fund
2008	219	5	—	224
Moderate Allocation Fund
2008	293	6	—	299
Moderately Conservative Allocation Fund
2008	243	1	—	244
Conservative Allocation Fund
2008	252	1	—	253

Short-term gain distributions to shareholders are treated as ordinary income for tax purposes.

Components of distributable earnings:

As of December 31, 2008, the components of distributable earnings/(accumulated losses) on a tax basis were as follows (amounts in thousands):

	Undistributed Net Investment Income	Undistributed Long-Term Capital Gains	Capital Loss Carryforward	Net Distributable Earnings (Accumulated Losses)
Money Market Fund	$14	—	$(11)	$3
Limited Maturity Bond Fund	—	—	(187)	(187)
Quality Bond Fund	2,108	—	—	2,108
High Yield Bond Fund	—	—	(13,718)	(13,718)
Flexibly Managed Fund	171	—	(26,617)	(26,446)
Large Growth Stock Fund	12	—	(128,143)	(128,131)
Large Cap Value Fund	—	—	(24,620)	(24,620)
Large Cap Growth Fund	—	—	(4,048)	(4,048)
Index 500 Fund	—	—	(22,969)	(22,969)
Mid Cap Growth Fund	—	—	(8,639)	(8,639)
Mid Cap Value Fund	—	—	(1,087)	(1,087)
Mid Core Value Fund	—	—	(3,356)	(3,356)
Small Cap Growth Fund	—	—	(61,418)	(61,418)
Small Cap Value Fund	—	—	(5,491)	(5,491)
International Equity Fund	2,710	—	(19,155)	(16,445)
Real Estate Inv Trust	—	—	(5,112)	(5,112)
Large Core Growth Fund	52	—	(10,933)	(10,881)
Large Core Value Fund	—	—	(11,164)	(11,164)

PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2008

	Undistributed Net Investment Income	Undistributed Long-Term Capital Gains	Capital Loss Carryforward	Net Distributable Earnings (Accumulated Losses)
SMID Cap Growth Fund	—	—	$(20)	$(20)
SMID Cap Value Fund	—	—	(112)	(112)
Emerging Markets Equity Fund	$15	—	(5,319)	(5,304)
Small Cap Index Fund	—	—	(52)	(52)
Developed International Index Fund	3	—	(79)	(76)
Balanced Fund	—	—	(274)	(274)
Aggressive Allocation Fund	1	—	—	1
Moderately Aggressive Allocation Fund	4	$6	—	10
Moderate Allocation Fund	4	10	—	14
Moderately Conservative Allocation Fund	—	—	—	—
Conservative Allocation Fund	2	13	—	15

The difference between book basis and tax basis appreciation is primarily due to wash sales, paydown reclassifications, real estate investment trust adjustments, and certain net operating losses.

Capital loss carryforwards:

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. At December 31, 2008, the following Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates (amounts in thousands):

	Expires on December 31,
	2009	2010	2011	2012	2013	2014	2015	2016	Total
Money Market Fund	—	—	—	—	—	—	$11	—	$11
Limited Maturity Bond Fund	—	—	—	—	—	$182	5	—	187
High Yield Bond Fund	$5,015	$3,195	$246	—	—	—	—	$5,262	13,718
Flexibly Managed Fund	—	—	—	—	—	—	—	26,617	26,617
Large Growth Stock Fund	66,544	46,866	10,937	—	—	—	—	3,796	128,143
The Large Cap Value Fund	—	—	—	—	—	—	—	24,620	24,620
Large Cap Growth Fund	—	—	—	—	—	—	—	4,048	4,048
Index 500 Fund	350	11,374	—	—	$5,030	1,916	188	4,111	22,969
Mid Cap Growth Fund	—	231	—	—	—	—	—	8,408	8,639
Mid Cap Value Fund	—	—	—	—	—	—	—	1,087	1,087
Mid Core Value Fund	—	—	—	—	—	—	—	3,356	3,356
Small Cap Growth Fund	19,150	35,617	—	—	—	—	—	6,651	61,418
Small Cap Value Fund	—	—	—	—	—	—	—	5,491	5,491
International Equity Fund	—	—	—	—	—	—	—	19,155	19,155
Real Estate Inv Trust	—	—	—	—	—	—	—	5,112	5,112
Large Core Growth Fund	—	—	—	—	—	—	—	10,933	10,933
Large Core Value Fund	—	—	—	—	—	—	—	11,164	11,164
SMID Cap Growth Fund	—	—	—	—	—	—	—	20	20
SMID Cap Value Fund	—	—	—	—	—	—	—	112	112
Emerging Markets Equity Fund	—	—	—	—	—	—	—	5,319	5,319
Small Cap Index Fund	—	—	—	—	—	—	—	52	52
Developed International Index Fund	—	—	—	—	—	—	—	79	79
Balanced Fund	—	—	—	—	—	—	—	274	274

PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2008

During the year ended December 31, 2008, the following Funds utilized capital loss carryforwards to offset realized capital gains for federal income tax purposes in the following approximate amounts (amounts in thousands):

Limited Maturity Bond Fund	$1,072
Quality Bond Fund	2,465

Post-October Losses:

The following Funds elected to treat post-October losses incurred in the period November 1, 2008 through December 31, 2008 as having occurred on January 1, 2009 (amounts in thousands):

	Currency	Capital
High Yield Bond Fund	$1	$1,612
Flexibly Managed Fund	—	80,477
Large Growth Stock Fund	12	8,637
Large Cap Value Fund	—	20,077
Large Cap Growth Fund	—	1,662
Index 500 Fund	—	365
Mid Cap Growth Fund	—	8,895
Mid Cap Value Fund	—	2,394
Mid Core Value Fund	—	1,304
Small Cap Growth Fund	—	4,353
Small Cap Value Fund	—	8,706
International Equity Fund	—	24,787
Real Estate Inv Trust	—	9,093
Large Core Growth Fund	—	17,454
Large Core Value Fund	—	5,191
SMID Cap Growth Fund	—	140
SMID Cap Value Fund	—	181
Emerging Markets Equity Fund	20	8,366
Small Cap Index Fund	—	32
Developed International Index Fund	27	11
Moderately Conservative Allocation Fund	—	12

Tax cost of securities:

At December 31, 2008, the total cost of securities and net realized gains or losses on securities sold for federal income tax purposes were different from amounts reported for financial reporting purposes. The federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by each Fund at December 31, 2008 were as follows:

	Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Money Market Fund	$214,651,541	—	—	—
Limited Maturity Bond Fund	77,486,344	$2,518,569	$(2,196,221)	$322,348
Quality Bond Fund	233,242,094	5,873,268	(9,637,950)	(3,764,682)
High Yield Bond Fund	77,982,883	355,362	(21,637,343)	(21,281,981)
Flexibly Managed Fund	1,152,339,704	30,429,160	(228,728,871)	(198,299,711)
Large Growth Stock Fund	115,928,782	1,959,824	(29,473,412)	(27,513,588)
Large Cap Value Fund	134,901,509	1,403,995	(29,537,933)	(28,133,938)
Large Cap Growth Fund	21,870,084	377,418	(5,005,131)	(4,627,713)
Index 500 Fund	265,060,670	23,115,523	(95,631,284)	(72,515,761)
Mid Cap Growth Fund	70,448,139	2,111,306	(16,472,471)	(14,361,165)

PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2008

	Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Mid Cap Value Fund	$97,468,615	$1,772,453	$(39,282,668)	$(37,510,215)
Mid Core Value Fund	43,431,389	512,932	(15,061,087)	(14,548,155)
Small Cap Growth Fund	65,154,787	1,577,729	(20,067,664)	(18,489,935)
Small Cap Value Fund	144,805,739	4,009,745	(41,822,174)	(37,812,429)
International Equity Fund	252,231,955	2,358,391	(49,374,720)	(47,016,329)
Real Estate Inv Trust	42,001,917	704,545	(12,373,516)	(11,668,971)
Large Core Growth Fund	134,151,868	1,225,480	(35,814,583)	(34,589,103)
Large Core Value Fund	139,869,881	1,030,326	(28,301,790)	(27,271,464)
SMID Cap Growth Fund	6,044,429	40,918	(1,724,884)	(1,683,966)
SMID Cap Value Fund	6,134,405	150,035	(1,507,486)	(1,357,451)
Emerging Markets Equity Fund	74,699,656	607,443	(23,797,006)	(23,189,563)
Small Cap Index Fund	11,263,801	218,631	(3,255,576)	(3,036,945)
Developed International Index Fund	14,787,380	216,388	(2,808,863)	(2,592,475)
Balanced Fund	69,670,994	—	(12,933,242)	(12,933,242)
Aggressive Allocation Fund	1,526,390	38,278	(54,185)	(15,907)
Moderately Aggressive Allocation Fund	11,870,607	120,800	(375,936)	(255,136)
Moderate Allocation Fund	13,721,864	24,995	(686,329)	(661,334)
Moderately Conservative Allocation Fund	9,165,162	7,699	(728,808)	(721,109)
Conservative Allocation Fund	8,658,607	—	(394,580)	(394,580)

Management has analyzed the Funds' tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2004 - 2008) for purposes of implementing FIN 48, and has concluded that as of December 31, 2008, no provision for income tax would be required in the Funds' financial statements. However, management's conclusions regarding FIN 48 could change in the future to the extent there are changes in tax laws, and/or additional guidance from the IRS regarding interpretations of the existing laws.

8 — DERIVATIVE FINANCIAL INSTRUMENTS

The Funds may trade derivative financial instruments in the normal course of investing activities and to assist in managing exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts and futures contracts.

The notional or contractual amounts of these instruments represent the investment the Funds have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Futures Contracts — Each of the Funds, other than Money Market and the Fund of Funds, may enter into financial futures contracts for the delayed delivery of securities, currency or contracts based on financial indices on a future date. A Fund is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by a Fund each day, dependent on daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by a Fund. A Fund's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest or exchange rates. Should interest or exchange rates move unexpectedly, a Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The Index 500, Developed International Index and Small Cap Index Funds have entered into

PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2008

futures contracts during the year ended December 31, 2008. Open futures contracts held by the Index 500, Developed International Index and Small Cap Index Funds at December 31, 2008 were as follows:

Fund	Type	Futures Contract	Expiration Date	Unit (at 50 per Unit)	Closing Price	Unrealized Appreciation (Depreciation) (in thousands)
Index 500	Buy/Long	S&P 500 Index	3/18/2009	66	$900	$62
Developed International Index	Buy/Long	E-Mini MSCI Eafe Index	3/18/2009	4	1,267	9
				Unit (at 100 per Unit)
Small Cap Index	Buy/Long	Russell 2000 Mini Index	3/18/2009	4	498	11

The total market value of futures contracts held in the Index 500, Developed International Index and Small Cap Index funds as of December 31, 2008 are classified as Level 1 for purposes of FAS 157.

Options — Each of the Funds, other than Money Market and the Fund of Funds, may write covered calls and buy put or call options for which premiums are paid whether or not the option is exercised. Additionally, each of the Funds may buy put or call options for which premiums are paid whether or not the option is exercised. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option.

If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on written options transactions.

The Fund, as a writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. The Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. Transactions in options written during the year ended December 31, 2008 for the Flexibly Managed Fund were as follows:

	Number of Contracts/ Notional Amount	Premium Received
Options outstanding at December 31, 2007	—	$—
Options written	36,496	8,316,481
Options repurchased	(19,301)	(3,744,313)
Options expired	—	—
Options exercised	—	—
Options outstanding at December 31, 2008	17,195	$4,572,168

None of the other Funds had option transactions during the year ended December 31, 2008.

PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2008

Forward Foreign Currency Contracts — The Funds may enter into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. A Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. A Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies.

Forward foreign currency contracts are valued at the forward rate, and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The International Equity, Emerging Markets Equity and Developed International Index Funds have entered into forward foreign currency contracts during the year ended December 31, 2008.

Open forward foreign currency contracts held by the International Equity Fund at December 31, 2008 were as follows:

	Currency	Settlement Date	Foreign Currency Contract (000's)	Forward Rate	U.S. Contract Amount (000's)	U.S. Contract Value (000's)	Unrealized Foreign Exchange Gain/(Loss) (000's)
Buy	Australian Dollar	02/13/09	$11,682	1.44101	$9,537	$8,107	$(1,430)
Buy	Australian Dollar	02/13/09	4,907	1.44101	3,892	3,405	(487)
Buy	Australian Dollar	05/29/09	8,724	1.45001	5,720	6,016	296
Sell	Australian Dollar	02/13/09	(16,589)	1.44101	(14,397)	(11,512)	2,885
Sell	Australian Dollar	04/17/09	(786)	1.44729	(482)	(543)	(61)
Buy	Australian Dollar	04/17/09	7,399	1.44729	4,631	5,112	481
Sell	Australian Dollar	05/29/09	(8,724)	1.45008	(5,578)	(6,016)	(438)
Sell	Australian Dollar	03/04/09	(6,775)	1.44328	(5,639)	(4,694)	945
Buy	Australian Dollar	03/04/09	6,775	1.44328	5,371	4,694	(677)
Sell	Australian Dollar	04/17/09	(6,613)	1.44729	(4,485)	(4,569)	(84)
Sell	Canadian Dollar	02/12/09	(4,001)	1.23490	(3,758)	(3,240)	518
Buy	Canadian Dollar	02/12/09	7,164	1.23490	6,766	5,801	(965)
Buy	Canadian Dollar	02/12/09	7,907	1.23490	7,393	6,403	(990)
Sell	Canadian Dollar	02/12/09	(5,739)	1.23490	(5,323)	(4,647)	676
Buy	Canadian Dollar	02/12/09	4,996	1.23490	4,672	4,046	(626)
Sell	Canadian Dollar	02/12/09	(10,327)	1.23490	(9,675)	(8,363)	1,312
Buy	Euro	02/11/09	9,008	0.72064	12,833	12,500	(333)
Sell	Euro	02/11/09	(7,390)	0.72064	(10,198)	(10,255)	(57)
Buy	Euro	02/11/09	10,176	0.72064	14,334	14,121	(213)
Buy	Euro	05/29/09	18,424	0.72244	23,880	25,503	1,623
Sell	Euro	02/11/09	(6,976)	0.72064	(10,589)	(9,680)	909
Sell	Euro	02/11/09	(11,041)	0.72064	(16,373)	(15,321)	1,052
Buy	Euro	04/17/09	12,861	0.72178	16,148	17,819	1,671
Sell	Euro	05/29/09	(12,509)	0.72244	(16,244)	(17,315)	(1,071)
Sell	Euro	05/29/09	(5,915)	0.72244	(7,548)	(8,187)	(639)
Buy	Euro	02/11/09	6,222	0.72064	8,778	8,635	(143)
Sell	Euro	04/17/09	(12,861)	0.72178	(17,456)	(17,818)	(363)

PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2008

	Currency	Settlement Date	Foreign Currency Contract (000's)	Forward Rate	U.S. Contract Amount (000's)	U.S. Contract Value (000's)	Unrealized Foreign Exchange Gain/(Loss) (000's)
Sell	Indian Rupee	03/16/09	$(238,989)	49.04562	$(5,067)	$(4,873)	$194
Buy	Indian Rupee	03/16/09	238,989	49.04562	4,784	4,873	89
Buy	Pounds Sterling	02/11/09	10,023	0.69630	17,764	14,395	(3,369)
Buy	Pounds Sterling	02/11/09	4,392	0.69630	7,817	6,308	(1,509)
Buy	Pounds Sterling	02/11/09	28,355	0.69630	51,255	40,723	(10,532)
Buy	Pounds Sterling	05/29/09	9,445	0.69681	14,188	13,554	(634)
Sell	Pounds Sterling	02/11/09	(7,898)	0.69630	(15,147)	(11,343)	3,804
Sell	Pounds Sterling	02/11/09	(12,149)	0.69630	(22,980)	(17,448)	5,532
Buy	Pounds Sterling	04/17/09	4,175	0.69672	6,194	5,992	(202)
Buy	Pounds Sterling	04/17/09	15,217	0.69672	22,535	21,841	(694)
Sell	Pounds Sterling	05/29/09	(15,771)	0.69681	(24,295)	(22,633)	1,662
Sell	Pounds Sterling	05/29/09	(3,346)	0.69681	(4,923)	(4,802)	121
Buy	Pounds Sterling	05/29/09	9,672	0.69681	14,806	13,880	(926)
Sell	Pounds Sterling	02/11/09	(22,724)	0.69630	(39,385)	(32,635)	6,750
Sell	Pounds Sterling	04/17/09	(19,392)	0.69672	(33,565)	(27,833)	5,732
Buy	Swiss Franc	02/13/09	7,818	1.06387	7,017	7,348	331
Buy	Swiss Franc	02/13/09	7,818	1.06387	7,000	7,348	348
Buy	Swiss Franc	05/29/09	14,279	1.06138	12,022	13,453	1,431
Sell	Swiss Franc	02/13/09	(15,636)	1.06387	(14,485)	(14,697)	(212)
Sell	Swiss Franc	04/23/09	(10,322)	1.06257	(8,964)	(9,714)	(750)
Buy	Swiss Franc	04/23/09	10,322	1.06257	8,502	9,714	1,212
Sell	Swiss Franc	05/29/09	(9,560)	1.06138	(8,121)	(9,007)	(886)
Sell	Swiss Franc	05/29/09	(4,719)	1.06138	(3,980)	(4,446)	(466)
	Total						$10,817

Open forward foreign currency contracts held by the Emerging Markets Equity Fund at December 31, 2008 were as follows:

	Currency	Settlement Date	Foreign Currency Contract (000's)	Forward Rate	U.S. Contract Amount (000's)	U.S. Contract Value (000's)	Unrealized Foreign Exchange Gain/(Loss) (000's)
Sell	Czech Koruna	03/19/09	$(7,218)	19.37423	$(385)	$(373)	$12
Sell	Polish Zloty	03/19/09	(2,264)	2.98842	(769)	(758)	11
	Total						$23

PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2008

Open forward foreign currency contracts held by the Developed International Index Fund at December 31, 2008 were as follows:

	Currency	Settlement Date	Foreign Currency Contract (000's)	Forward Rate	U.S. Contract Amount (000's)	U.S. Contract Value (000's)	Unrealized Foreign Exchange Gain/(Loss) (000's)
Buy	Euro	2/12/09	$40	0.72065	$50	$55	$5
Buy	Pounds Sterling	2/12/09	27	0.69632	39	39	—
Buy	Pounds Sterling	2/12/09	13	0.69632	19	18	(1)
Sell	Pounds Sterling	2/12/09	(20)	0.69632	(30)	(29)	1
Buy	Japanese Yen	2/12/09	3,300	90.56998	35	36	1
Buy	Japanese Yen	2/12/09	4,000	90.56998	42	44	2
Sell	Japanese Yen	2/12/09	(4,000)	90.56998	(45)	(44)	1
	Total						$9

The total market value of forward foreign currency contracts held in the International Equity, Emerging Markets Equity and Developed International Index funds as of December 31, 2008 are classified as Level 1 for purposes of FAS 157.

9 — SECURITIES LENDING

Each portfolio may lend securities for the purpose of realizing additional income. All securities loans are collateralized by cash or securities issued or guaranteed by the U.S. Government or its agencies. The value of the collateral is at least 102% of the market value of the securities loaned. However, due to market fluctuations, the value of the securities loaned may exceed the value of the collateral. On the next business day, the collateral is adjusted based on the prior day's market fluctuations and the current day's lending activity. Lending securities involves certain risk that the Portfolio may be delayed from recovering the collateral if the borrower fails to return the securities.

The Funds paid fees for securities lending for the year ended December 31, 2008 to its custodian, which have been netted against Income from Securities Lending in the Statements of Operations. These fees are presented below (amounts in thousands). As of December 31, 2008, there were no securities on loan.

	Fees Paid for Lending	Income Earned From Lending
Limited Maturity Bond	$36	$86
Quality Bond Fund	64	151
Flexibly Managed Fund	216	517
Large Growth Stock Fund	18	42
Large Cap Value Fund	32	75
Large Cap Growth Fund	6	14
Index 500 Fund	37	87
Mid Cap Growth Fund	46	107
Mid Cap Value Fund	46	109
Mid Core Value Fund	28	66
Small Cap Growth Fund	51	120
Small Cap Value Fund	74	173
International Equity Fund	12	27
REIT Fund	14	32
Large Core Growth Fund	3	7
Large Core Value Fund	2	5
Emerging Markets Equity Fund	—	1

PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2008

10 — CREDIT AND MARKET RISK

The Funds may invest a portion of their assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Funds' ability to dispose of them in a timely manner and at a fair price when it is necessary or preferable to do so.

The high yield securities in which the High Yield Bond Fund may invest are predominantly speculative as to the issuer's continuing ability to meet principal and interest payments. The value of the lower quality securities in which the High Yield Bond Fund may invest will be affected by the credit worthiness of individual issuers, general economic and specific industry conditions, and will fluctuate inversely with changes in interest rates. In addition, the secondary trading market for lower quality bonds may be less active and less liquid than the trading market for higher quality bonds.

The Developed International Index, Emerging Markets Equity, and the International Equity Funds invests in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States, as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries.

11 — CONTRACTUAL OBLIGATIONS

In the general course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnification. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds and/or its affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

12 — RECENT ACCOUNTING PRONOUNCEMENTS

In March 2008, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 161, Disclosures about Derivative Instruments and Hedging Activities. SFAS No. 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS No.161 requires enhanced disclosures about the Funds' derivative and hedging activities, including how such activities are accounted for and their effect on the Funds' financial position, performance, and cash flows. Management is currently evaluating the impact the adoption of SFAS No. 161 will have on the Funds' financial statements and related disclosures.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders
Penn Series Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Money Market Fund, Limited Maturity Bond Fund, Quality Bond Fund, High Yield Bond Fund, Flexibly Managed Fund, Large Growth Stock Fund (formerly Growth Stock Fund), Large Cap Value Fund, Large Cap Growth Fund, Index 500 Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Mid Core Value Fund (formerly Strategic Value Fund), Small Cap Growth Fund, Small Cap Value Fund, International Equity Fund, and REIT Fund, (16 of the Funds constituting the Penn Series Funds, Inc.), as of December 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. We have also audited the accompanying statements of assets and liabilities, including the schedules of investments of the Large Core Growth Fund, Large Core Value Fund, SMID Cap Growth Fund, SMID Cap Value Fund, Emerging Markets Equity Fund, Small Cap Index Fund, Developed International Index Fund, Balanced Fund, Aggressive Allocation Fund, Moderately Aggressive Allocation Fund, Moderate Allocation Fund, Moderately Conservative Allocation Fund, and Conservative Allocation Fund (13 of the Funds constituting the Penn Series Funds, Inc.), as of December 31, 2008, and the related statements of operations, changes in net assets and financial highlights for the period from inception (August 25, 2008) to December 31, 2008. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities or Funds owned as of December 31, 2008, by correspondence with the custodians, the transfer agent, and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds comprising the Penn Series Funds, Inc. as of December 31, 2008, and the results of their operations, the changes in their net assets and the financial highlights for the aforementioned periods described in the first paragraph, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
February 25, 2009

PENN SERIES FUNDS, INC.

Proxy Voting Policies and Procedures

All voting securities held in each fund or portfolio (“Fund”) of Penn Series Funds, Inc. (“Penn Series”) shall be voted in the best interest of shareholders of the Fund.  In furtherance of this policy, and as provided in the investment advisory agreement between Penn Series and Independence Capital Management, Inc. (“ICMI”) and the investment sub-advisory agreements between ICMI and investment sub-advisers, Penn Series has delegated the authority and responsibility to vote securities held in each Fund to the investment adviser or sub-adviser that manages the investments of the Fund on a day-to-day basis.

A description of the proxy voting policies and procedures that each investment adviser or sub-adviser uses in voting securities held in a Fund of Penn Series accompanies these policies and procedures as appendices.  See the following table.

Proxy Voting Policies and Procedures of ICMI and Sub-Advisers

Exhibit	Investment Adviser or Sub-Adviser	Fund(s)
A	Independence Capital Management, Inc.

Money Market Fund
Limited Maturity Bond Fund
Quality Bond Fund
Balanced Fund
Aggressive Allocation Fund
Moderately Aggressive Allocation Fund
Moderate Allocation Fund
Moderately Conservative Allocation Fund
Conservative Allocation Fund

B	OppenheimerFunds, Inc.	Large Cap Value Fund
C	Oppenheimer Capital LLC	Small Cap Growth Fund
D	Goldman Sachs Asset Management L.P.	Small Cap Value Fund
E	Heitman Real Estate Securities LLC	REIT Fund
F	Lord, Abbett & Co. LLC	Mid Core Value Fund
G	Neuberger Berman Management Inc.	Mid Cap Value Fund
H	T. Rowe Price Associates, Inc.	High Yield Bond Fund Flexibly Managed Fund Large Growth Stock Fund
I	Turner Investment Partners, Inc.	Mid Cap Growth Fund Large Cap Growth Fund
J	Vontobel Asset Management, Inc.	International Equity Fund
K	Wells Capital Management	Large Core Growth Fund

A-1

Proxy Voting Policies and Procedures of ICMI and Sub-Advisers

Exhibit	Investment Adviser or Sub-Adviser	Fund(s)
	Incorporated	SMID Cap Growth Fund
L	Eaton Vance Management	Large Core Value Fund
M	AllianceBernstein L.P.	SMID Cap Value Fund
N	Van Kampen Asset Management	Emerging Markets Equity Fund
O	SSgA Funds Management, Inc.	Small Cap Index Fund Developed International Index Fund Index 500 Fund

Variable annuity contract and variable life insurance policy owners that participate in the investment results of a Fund may obtain a description of these Proxy Voting Policies and Procedures and a description of the Proxy Voting Policies and Procedures of the investment adviser or sub-adviser to the Fund that is responsible for voting the securities of the Fund, free of charge, by calling (800) 523-0650, or by visiting the website of The Penn Mutual Life Insurance Company at www.pennmutual.com, clicking on the Investment Options and Performance Tab at the top of the page and, under Related Information, clicking on the Penn Series Proxy Voting tab and you will be directed to the proxy voting policies as well as each Fund’s proxy voting record.  Descriptions requested by telephone will be sent to the variable annuity contract or variable life insurance policy owner by first-class mail within three days of receipt of the request.

Variable annuity contract and variable life insurance policy owners that participate in the investment results of a Fund may obtain the voting record of the Fund for the most recent twelve-month period ended June 30, free of charge, by visiting the website of The Penn Mutual Life Insurance Company at www.pennmutual.com and following the instructions noted above.  The voting record will be made available on the website of The Penn Mutual Life Insurance Company as soon as reasonably practicable after the information is filed by Penn Series with the SEC on SEC Form N-PX. The voting record will also be available on the website of the U. S. Securities and Exchange Commission (“SEC”) at www.sec.gov.

A-2

EXHIBIT A

INDEPENDENCE CAPITAL MANAGEMENT, INC.

Proxy Voting Policies and Procedures

Independence Capital Management, Inc. (“ICMI”) provides day-to-day investment management services to clients, including the voting of securities held in their accounts.  The following policies and procedures are reasonably designed to ensure that ICMI votes securities held in those client accounts in the best interest of the client.

ICMI has retained an independent firm, Institutional Shareholder Services (“ISS”), to assist it in voting the securities.  ISS specializes in providing proxy advisory and voting services.  These services include in-depth research, analysis, voting recommendations, as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance.

ICMI portfolio managers, who are responsible for purchasing and selling securities for client accounts, along with the ICMI compliance officer, oversee ISS in the voting of proxies held in client accounts.

Securities generally will be voted in accordance with the guidelines set forth in Exhibit A attached to these policies and procedures, except as ICMI may otherwise determine in the exercise of its fiduciary duty to its clients.  The appropriate portfolio manager will review all voting recommendations made by ISS with respect to securities for which ICMI has voting authority, including recommendations on voting for or against proposals described in Exhibit A.  If the portfolio manager determines that it is in the interest of a client account to vote securities differently than the recommendation made by ISS, the portfolio manager will fully document the reasons for voting the securities differently in a memorandum to the ICMI compliance officer.  Upon receipt of the memorandum, the ICMI compliance officer will direct ISS to vote the securities in accordance with the determination made by the portfolio manager.

In providing proxy advisory and voting services to ICMI, ISS observes policies and procedures that address potential conflicts between the interests of ICMI client accounts, on the one hand, and the interests of ISS and its affiliates, on the other.  The policies, procedures and practices of ISS are described in Exhibit B attached to these policies and procedures.  ICMI relies, to a large extent, on the independence of ISS, and the polices, procedures and practices it has in place, to avoid voting on any proposal that may be inappropriate because of conflict of interest.  In addition, ICMI portfolio managers and the ICMI compliance officer monitor the voting of securities that may present a conflict between the interests of a client, on the one hand, the interest of ICMI and its affiliates, on the other.  The portfolio managers and the compliance officer are sensitized to the fact that any business or other relationship between ICMI (or any of its affiliates) and a company whose securities are to be voted could improperly influence a manager’s determination to vote the securities differently than recommended by ISS.  Any potential conflict of interest identified by a portfolio manager are immediately referred to the compliance officer for immediate resolution.

ICMI, acting on its own behalf or acting through ISS, will provide a description of its proxy voting policies and procedures to its clients, and will inform its clients as to how they may obtain information on how ICMI voted their securities.  Further, ICMI, acting on its own behalf or acting through ISS, will retain for a period of not less than six years its (i) proxy voting policies and procedures, (ii) proxy statements that ICMI receives regarding client securities, (iii) records of votes casts on behalf of clients, (iv) any document prepared on behalf of ICMI that was material to making the determination of how to vote securities and (v) a copy of each written request for proxy voting information, and a copy of any written response made by or on behalf of ICMI to any request (oral or written) for proxy voting information.

Exhibit A

INDEPENDENCE CAPITAL MANAGEMENT, INC.

Proxy Voting Guidelines - Summary

The following is a concise summary of ICMI’s proxy voting policy guidelines.

1. Auditors

Auditor Ratification

Vote FOR proposals to ratify auditors, unless any of the following apply:

• An auditor has a financial interest in or association with the company, and is therefore not independent,

• There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position; or

• Fees for non-audit services (“Other” fees) are excessive.

2. Board of Directors

Voting on Director Nominees in Uncontested Elections

Vote CASE-BY-CASE on director nominees, examining, but not limited to, the following factors:

• Composition of the board and key board committees;

• Attendance at board and committee meetings;

• Corporate governance provisions and takeover activity;

• Disclosures under Section 404 of Sarbanes-Oxley Act;

• Long-term company performance relative to a market and peer index;

• Extent of the director’s investment in the company;

• Existence of related party transactions;

• Whether the chairman is also serving as CEO;

• Whether a retired CEO sits on the board;

• Number of outside boards at which a director serves;

• Majority vote standard for director elections without a provision to allow for plurality voting when there are more nominees than seats.

WITHHOLD from individual directors who:

• Attend less than 75 percent of the board and committee meetings without a valid excuse (such as illness, service to the nation, work on behalf of the company);

• Sit on more than six public company boards;

• Are CEOs of public companies who sit on the boards of more than two public companies besides their own— withhold only at their outside boards.

WITHHOLD from the entire board of directors, (except from new nominees, who should be considered on a CASE-BY-CASE basis) if:

• The company’s proxy indicates that not all directors attended 75% of the aggregate of their board and committee meetings, but fails to provide the required disclosure of the names of the directors involved. If this information cannot be obtained, withhold from all incumbent directors;

• The company’s poison pill has a dead-hand or modified dead-hand feature. Withhold every year until this feature is removed;

• The board adopts or renews a poison pill without shareholder approval since the beginning of 2005, does not commit to putting it to shareholder vote within 12 months of adoption, or reneges on a commitment to put the pill to a vote, and has not yet received a withhold recommendation for this issue;

• The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year;

• The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years;

• The board failed to act on takeover offers where the majority of the shareholders tendered their shares

• At the previous board election, any director received more than 50 percent withhold votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold rate;

• The company is a Russell 3000 company that underperformed its industry group (GICS group) under the criteria discussed in the section “Performance Test for Directors”.

WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Classification of Directors below) when:

• The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

• The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

• The company lacks a formal nominating committee, even if board attests that the independent directors fulfill the functions of such a committee;

• The full board is less than majority independent.

WITHHOLD from the members of the Audit Committee if:

• The non - audit fees paid to the auditor are excessive (see discussion under Auditor Ratification);

• A material weakness identified in the Section 404 Sarbanes-Oxley Act disclosures rises to a level of serious concern; there are chronic internal control issues and an absence of established effective control mechanisms;

• There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

WITHHOLD from the members of the Compensation Committee if:

• There is a negative correlation between the chief executive’s pay and company performance (see discussion under Equity Compensation Plans);

• The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;

• The company fails to submit one-time transfers of stock options to a shareholder vote;

• The company fails to fulfill the terms of a burn rate commitment they made to shareholders;

• The company has backdated options (see “Options Backdating” policy);

• The company has poor compensation practices (see “Poor Pay Practices” policy). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards, and to elect all directors annually.

Independent Chair (Separate Chair/CEO)

Generally vote FOR shareholder proposals requiring an independent director fill the position of chair, unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:

• Has a designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) At a minimum these should include:

• Presiding at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors,

• Serving as liaison between the chairman and the independent directors,

• Approving information sent to the board,

• Approving meeting agendas for the board,

• Approves meetings schedules to assure that there is sufficient time for discussion of all agenda items,

• Having the authority to call meetings of the independent directors,

• If requested by major shareholders, ensuring that he is available for consultation and direct communication;

• Two-thirds independent board;

• All-independent key committees;

• Established governance guidelines;

• The company does not under-perform its peers*.

*Starting in 2007, the industry peer group used for this evaluation will change from the 4-digit GICS group to the average of the 12 companies in the same 6-digit GICS group that are closest in revenue to the company, and identified on the executive compensation page of proxy analyses. To fail, the company must under-perform its index and industry group on all 4 measures (1 and 3 year performance, industry peers, and index).

Majority Vote Shareholder Proposals

Generally vote FOR precatory and binding resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats. Companies are strongly encouraged to also adopt a post-election policy (also know as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

3. Proxy Contests

Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

• Long-term financial performance of the target company relative to its industry;

• Management’s track record;

• Background to the proxy contest;

• Qualifications of director nominees (both slates);

• Strategic plan of dissident slate and quality of critique against management;

• Likelihood that the proposed goals and objectives can be achieved (both slates);

• Stock ownership positions.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

4. Takeover Defenses

Poison Pills

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

• Shareholders have approved the adoption of the plan; or

• The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e. the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within twelve months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminated.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within twelve months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

• No lower than a 20% trigger, flip-in or flip-over;

• A term of no more than three years;

• No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

• Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

5. Mergers and Corporate Restructurings

For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

• Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

• Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

• Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

• Negotiations and process - Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

• Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “ISS Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

• Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

6. State of Incorporation

Reincorporation Proposals

Vote CASE-BY-CASE on proposals to change a company’s state of incorporation, taking into consideration both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, comparative economic benefits, and a comparison of the jurisdictional laws. Vote FOR re-incorporation when the economic factors outweigh any neutral or negative governance changes.

7. Capital Structure

Common Stock Authorization

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance using a model developed by ISS. Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being de-listed or if a company’s ability to continue to operate as a going concern is uncertain.

In addition, for capital requests that are less than or equal to 300 percent of the current authorized shares and marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent) vote on a CASE-BY-CASE basis, In this situation, vote FOR the increase based on the company’s performance, and whether the company’s ongoing use of shares has shown prudence.

Issue Stock for Use with Rights Plan

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

Preferred Stock

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock). Vote FOR proposals to create “de-clawed” blank check preferred stock (stock that cannot be used as a takeover defense). Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose. Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

8. Executive and Director Compensation

Poor Pay Practices

WITHHOLD from compensation committee members, CEO, and potentially the entire board, if the company has poor compensation practices, such as:

• Egregious employment contracts (e.g., those containing multi-year guarantees for bonuses and grants);

• Excessive perks that dominate compensation (e.g., tax gross-ups for personal use of corporate aircraft);

• Huge bonus payouts without justifiable performance linkage or proper disclosure;

• Performance metrics that are changed (e.g., canceled or replaced during the performance period without adequate explanation of the action and the link to performance);

• Egregious pension/SERP (supplemental executive retirement plan) payouts (e.g., the inclusion of additional years of service not worked or inclusion of performance-based equity awards in the pension calculation);

• New CEO awarded an overly generous new hire package (e.g., including excessive “make whole” provisions or any of the poor pay practices listed in this policy);

• Excessive severance provisions (e.g., including excessive change in control payments);

• Change in control payouts without loss of job or substantial diminution of job duties;

• Internal pay disparity;

• Options backdating (covered in a separate policy); and

Equity Compensation Plans

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

• The total cost of the company’s equity plans is unreasonable;

• The plan expressly permits the repricing of stock options without prior shareholder approval;

• There is a disconnect between CEO pay and the company’s performance;

• The company’s three year burn rate exceeds the greater of 2% and the mean plus 1 standard deviation of its industry group; or

• The plan is a vehicle for poor pay practices.

Director Compensation

Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company’s allowable cap.

On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans exceed the allowable cap. Vote for the plan if ALL of the following qualitative factors in the board’s compensation are met and disclosed in the proxy statement:

• Director stock ownership guidelines with a minimum of three times the annual cash retainer.

• Vesting schedule or mandatory holding/deferral period:

• A minimum vesting of three years for stock options or restricted stock; or

• Deferred stock payable at the end of a three-year deferral period.

• Mix between cash and equity:

• A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity; or

• If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

• No retirement/benefits and perquisites provided to non-employee directors; and

• Detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

Employee Stock Purchase Plans—Qualified Plans

Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:

• Purchase price is at least 85% of fair market value;

• Offering period is 27 months or less; and

• The number of shares allocated to the plan is ten percent or less of the outstanding shares.

Employee Stock Purchase Plans—Non-Qualified Plans

Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:

• Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5% or more of beneficial ownership of the company);

• Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

• Company matching contribution up to 25% of employee’s contribution, which is effectively a discount of 20% from market value;

• No discount on the stock price on the date of purchase, since there is a company matching contribution.

Options Backdating

In cases where a company has practiced options backdating, WITHHOLD on a CASE-BY-CASE basis from the members of the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. WITHHOLD from the compensation committee members who oversaw the questionable options grant practices or from current compensation committee members who fail to respond to the issue proactively, depending on several factors, including, but not limited to:

• Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

• Length of time of options backdating;

• Size of restatement due to options backdating;

• Corrective actions taken by the board or compensation committee, such as canceling or repricing backdated options, or recouping option gains on backdated grants;

• Adoption of a grant policy that prohibits backdating, and creation of a fixed grant schedule or window period for equity grants going forward.

Severance Agreements for Executives/Golden Parachutes

Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

• The triggering mechanism should be beyond the control of management;

• The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation) during the five years prior to the year in which the change of control occurs;

• Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

9.  Social and Environmental Issues

In evaluating social and environmental issues, we first determine whether the issue should be addressed on a company-specific basis.  Many social and environmental proposals are beyond the scope of any one company and are more properly the province of government and broader regulatory action.  If this is the case, we vote AGAINST the proposal.

Most proposals raising issues of public concern require shareholders to apply subjective criteria in determining their voting decisions.  While broad social and environmental issues are of concern to everyone, in acting as representatives of our beneficiaries, we must consider only the impact of the proposal on the target company.  Focusing in on the financial aspects of social and environmental proposals, if the proposal would have a negative impact on the company’s financial position or adversely affect important operations, we vote AGAINST the resolution.  Conversely, if a proposal would have a clear and beneficial impact on the company’s finances of operations, we vote FOR the proposal.

Finally, in reviewing shareholder proposals regarding social and environmental issues, we will seriously consider management’s recommendations on the grounds that management is often most qualified to determine how such proposals will impact on a particular corporation’s business and shareholders.

Social and environmental issues that may arise include:

•                  The Ceres Principles and other corporate environmental practices;

•                  Board diversity;

•                  The McBride Principles, repressive regimes and foreign labor practices (Northern Ireland and China);

•                  Employment practices and employment opportunity;

•                  Military, nuclear power and related energy issues;

•                  Tobacco, drug pricing, predatory lending and safety in advertising practices;

•                  International policies, including world debt crisis;

•                  Genetically-modified foods;

•                  Animal rights;

•                  Political contributions/activities and charitable contributions

10. Mutual Fund Proxies

Election of Directors

Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

Converting Closed-end Fund to Open-end Fund

Vote CASE-BY-CASE on conversion proposals, considering the following factors:

• Past performance as a closed-end fund;

• Market in which the fund invests;

• Measures taken by the board to address the discount; and

• Past shareholder activism, board activity, and votes on related proposals.

Establish Director Ownership Requirement

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Reimburse Shareholder for Expenses Incurred

Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the proxy solicitation expenses.

EXHIBIT B

OPPENHEIMERFUNDS, INC.

OPPENHEIMER FUNDS

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES

(as of August 26, 2008) and

PROXY VOTING GUIDELINES (as of August 26, 2008)

These Portfolio Proxy Voting Policies and Procedures (the “Policies and Procedures”), which include the attached “OppenheimerFunds Proxy Voting Guidelines” (the “Guidelines”), set forth the proxy voting policies, procedures and guidelines to be followed by OppenheimerFunds, Inc. (“OFI”) in voting portfolio proxies relating to securities held by clients, including registered investment companies advised or sub-advised by OFI (“Fund(s)”).

To the extent that these Policies, Procedures and Guidelines establish a standard, OFI’s compliance with such standard, or failure to comply with such standard, will be subject to OFI’s judgment.

A.                                    Funds for which OFI has Proxy Voting Responsibility

OFI Funds.  Each Board of Directors/Trustees of the Funds advised by OFI (the “OFI Fund Board(s)”) has delegated to OFI the authority to vote portfolio proxies pursuant to these Policies and Procedures and subject to Board supervision.

Sub-Advised Funds.  OFI also serves as an investment sub-adviser for a number of other non-OFI funds not overseen by the OFI Fund Boards (“Sub-Advised Funds”).  Generally, pursuant to contractual arrangements between OFI and many of those Sub-Advised Funds’ managers, OFI is responsible for portfolio proxy voting of the portfolio proxies held by those Sub-Advised Funds.  When voting on matters for which the Guidelines dictate a vote be decided on a case-by-case basis, OFI may refer the vote to the portfolio manager of the sub-advised fund.

Tremont Fund (Fund-of-Hedge Funds)  OFI’s Tremont Fund (the “Tremont Fund”) is structured as a fund-of-hedge funds and invests its assets primarily in underlying private investment partnerships and similar investment vehicles (“portfolio funds”). The Tremont Fund has delegated voting of portfolio proxies (if any) for its portfolio holdings to OFI.  OFI, in turn, has delegated the proxy voting responsibility to Tremont Partners, Inc., the investment manager of the Tremont Fund.

The underlying portfolio funds, however, typically do not solicit votes from their interest holders (such as the Tremont Fund).  Therefore, the Tremont Fund’s interests (or shares) in those underlying portfolio funds are not considered to be “voting securities” and generally would not be subject to these Policies and Procedures.  However, in the unlikely event that an underlying portfolio fund does solicit the vote or consent of its interest holders, the Tremont Fund and Tremont Partners, Inc. have adopted these Policies and Procedures and will vote in accordance with these Policies and Procedures.

B.                                    Proxy Voting Committee

OFI’s internal proxy voting committee (the “Committee”) is responsible for overseeing the proxy voting process and ensuring that OFI and the Funds meet their regulatory and corporate governance obligations for voting of portfolio proxies.  The Committee has adopted a written charter that outlines its responsibilities.

The Committee shall oversee the proxy voting agent’s compliance with these Policies and Procedures and the Guidelines, including any deviations by the proxy voting agent from the Guidelines.

C.                                    Administration and Voting of Portfolio Proxies

1.                                      Fiduciary Duty and Objective

As an investment adviser that has been granted the authority to vote portfolio proxies, OFI owes a fiduciary duty to the Funds to monitor corporate events and to vote portfolio proxies consistent with the best interests of the Funds and their shareholders.  In this regard, OFI seeks to ensure that all votes are free from unwarranted and inappropriate influences.  Accordingly, OFI generally votes portfolio proxies in a uniform manner for the Funds and in accordance with these Policies and Procedures and the Guidelines.

In meeting its fiduciary duty, OFI generally undertakes to vote portfolio proxies with a view to enhancing the value of the company’s stock held by the Funds.  Similarly, when voting on matters for which the Guidelines dictate a vote be decided on a case-by-case basis, OFI’s primary consideration is the economic interests of the Funds and their shareholders.

2.                                      Proxy Voting Agent

On behalf of the Funds, OFI retains an independent, third party proxy voting agent to assist OFI in its proxy voting responsibilities in accordance with these Policies and Procedures and, in particular, with the Guidelines.  As discussed above, the Committee is responsible for monitoring the proxy voting agent.

In general, OFI may consider the proxy voting agent’s research and analysis as part of OFI’s own review of a proxy proposal in which the Guidelines recommend that the vote be considered on a case-by-case basis.  OFI bears ultimate responsibility for how portfolio proxies are voted.  Unless instructed otherwise by OFI, the proxy voting agent will vote each portfolio proxy in accordance with the Guidelines.  The proxy voting agent also will assist OFI in maintaining records of OFI’s and the Funds’ portfolio proxy votes, including the appropriate records necessary for the Funds’ to meet their regulatory obligations regarding the annual filing of proxy voting records on Form N-PX with the SEC.

3.                                      Material Conflicts of Interest

OFI votes portfolio proxies without regard to any other business relationship between OFI (or its affiliates) and the company to which the portfolio proxy relates.  To this end, OFI must identify material conflicts of interest that may arise between the interests of a Fund and its shareholders and OFI, its affiliates or their business relationships.  A material conflict of interest may arise from a business relationship between a portfolio company or its affiliates (together the “company”), on one hand, and OFI or any of its affiliates (together “OFI”), on the other, including, but not limited to, the following relationships:

•                  OFI provides significant investment advisory or other services to a company whose management is soliciting proxies or OFI is seeking to provide such services;

•                  a company that is a significant selling agent of OFI’s products and services solicits proxies;

•                  OFI serves as an investment adviser to the pension or other investment account of the portfolio company or OFI is seeking to serve in that capacity; or

•                  OFI and the company have a lending or other financial-related relationship.

In each of these situations, voting against company management’s recommendation may cause OFI a loss of revenue or other benefit.

OFI and its affiliates generally seek to avoid such material conflicts of interest by maintaining separate investment decision making processes to prevent the sharing of business objectives with respect to proposed or actual actions regarding portfolio proxy voting decisions.  This arrangement alone, however, is insufficient to assure that material conflicts of interest do not influence OFI’s voting of portfolio proxies.  To minimize this possibility, OFI and the Committee employ the following procedures, as long as OFI determines that the course of action is consistent with the best interests of the Fund and its shareholders:

•                  If the proposal that gives rise to a material conflict is specifically addressed in the Guidelines, OFI will vote the portfolio proxy in accordance with the Guidelines, provided that the Guidelines do not provide discretion to OFI on how to vote on the matter (i.e., case-by-case);

•                  If the proposal that gives rise to a potential conflict is not specifically addressed in the Guidelines or provides discretion to OFI on how to vote, OFI will vote in accordance with its proxy voting agent’s general recommended guidelines on the proposal provided that OFI has reasonably determined there is no conflict of interest on the part of the proxy voting agent;

•                  If neither of the previous two procedures provides an appropriate voting recommendation, OFI may retain an independent fiduciary to advise OFI on how to vote the proposal; or the Committee may determine that voting on the particular proposal is impracticable and/or is outweighed by the cost of voting and direct OFI to abstain from voting.

4.                                      Certain Foreign Securities

Portfolio proxies relating to foreign securities held by the Funds are subject to these Policies and Procedures.  In certain foreign jurisdictions, however, the voting of portfolio proxies can result in additional restrictions that have an economic impact or cost to the security, such as “share-blocking.”  Share-blocking would prevent OFI from selling the shares of the foreign security for a period of time if OFI votes the portfolio proxy relating to the foreign security.  In determining whether to vote portfolio proxies subject to such restrictions, OFI, in consultation with the Committee, considers whether the vote, either itself or together with the votes of other shareholders, is expected to have an effect on the value of the investment that will outweigh the cost of voting.  Accordingly, OFI may determine not to vote such securities.  If OFI determines to vote a portfolio proxy and during the “share-blocking period” OFI would like to sell an affected foreign security for one or more Funds, OFI, in consultation with the Committee, will attempt to recall the shares (as allowable within the market time-frame and practices).

5.                                      Securities Lending Programs

The Funds may participate in securities lending programs with various counterparties.  Under most securities lending arrangements, proxy voting rights during the lending period generally are transferred to the borrower, and thus proxies received in connection with the securities on loan may not be voted by the lender (i.e., the Fund) unless the loan is recalled in advance of the record date. If a Fund participates in a securities lending program, OFI will attempt to recall the Funds’ portfolio securities on loan and vote proxies relating to such securities if OFI has knowledge of a shareholder vote in time to recall such loaned securities and if OFI determines that the votes involve matters that would have a material effect on the Fund’s investment in such loaned securities.

6.                                      Shares of Registered Investment Companies (Fund of Funds)

Certain OFI Funds are structured as funds of funds and invest their assets primarily in other underlying OFI Funds (the “Fund of Funds”).  Accordingly, the Fund of Fund is a shareholder in the underlying OFI Funds and may be requested to vote on a matter pertaining to those underlying OFI Funds.  With respect to any such matter, the Fund of Funds will vote its shares in the underlying OFI Fund in the same proportion as the vote of all other shareholders in that underlying OFI Fund (sometimes called “mirror” or “echo” voting).

D.                                    Fund Board Reports and Recordkeeping

OFI will prepare periodic reports for submission to the Board describing:

•                  any issues arising under these Policies and Procedures since the last report to the Board and the resolution of such issues, including but not limited to, information about conflicts of interest not addressed in the Policies and Procedures; and

•                  any proxy votes taken by OFI on behalf of the Funds since the last report to the Board which were deviations from the Policies and Procedures and the reasons for any such deviations.

In addition, no less frequently than annually, OFI will provide the Boards a written report identifying any recommended changes in existing policies based upon OFI’s experience under these Policies and Procedures, evolving industry practices and developments in applicable laws or regulations.

OFI will maintain all records required to be maintained under, and in accordance with, the Investment Company Act of 1940 and the Investment Advisers Act of 1940 with respect to OFI’s voting of portfolio proxies, including, but not limited to:

•                  these Policies and Procedures, as amended from time to time;

•                  Records of votes cast with respect to portfolio proxies, reflecting the information required to be included in Form N-PX;

•                  Records of written client requests for proxy voting information and any written responses of OFI to such requests; and

•                  Any written materials prepared by OFI that were material to making a decision in how to vote, or that memorialized the basis for the decision.

E.                                      Amendments to these Procedures

In addition to the Committee’s responsibilities as set forth in the Committee’s Charter, the Committee shall periodically review and update these Policies and Procedures as necessary.  Any amendments to these Procedures and Policies (including the Guidelines) shall be provided to the Boards for review, approval and ratification at the Boards’ next regularly scheduled meetings.

F.                                      Proxy Voting Guidelines

The Guidelines adopted by the Boards of the Funds are attached as Appendix A.  The importance of various issues shifts as political, economic and corporate governance issues come to the forefront and then recede.  Accordingly, the Guidelines address the issues OFI has most frequently encountered in the past several years.

Exhibit B

OPPENHEIMERFUNDS, INC. AND OPPENHEIMER FUNDS

PORTFOLIO PROXY VOTING GUIDELINES

(dated as of August 26, 2008)

1.             OPERATIONAL ITEMS

1.1           Amend Quorum Requirements.

•      Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

1.2           Amend Minor Bylaws.

•      Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

1.3           Change Company Name.

•      Vote WITH Management

1.4           Change Date, Time, or Location of Annual Meeting.

•      Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

•      Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

1.5           Transact Other Business.

•      Vote AGAINST proposals to approve other business when it appears as voting item.

AUDITORS

1.6           Ratifying Auditors

•      Vote FOR Proposals to ratify auditors, unless any of the following apply:

•      An auditor has a financial interest in or association with the company, and is therefore not independent,

•      Fees for non-audit services are excessive,

•      There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position, or

•      Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of Generally Accepted Accounting Principles (“GAAP”) or International Financial Reporting Standards (“IFRS”); or material weaknesses identified in Section 404 disclosures.

•      Vote AGAINST shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

•      Vote AGAINST shareholder proposals asking for audit firm rotation

•      Vote on a CASE-BY-CASE basis on shareholder proposals asking the company to discharge the auditor(s).

•      Proposals are adequately covered under applicable provisions of Sarbanes-Oxley Act or NYSE or SEC regulations.

2.0          THE BOARD OF DIRECTORS

2.1           Voting on Director Nominees

•      Vote on director nominees should be made on a CASE-BY-CASE basis, examining the following factors:

•      Composition of the board and key board committees

•      Attendance at board meetings

•      Corporate governance provisions and takeover activity

•      Long-term company performance relative to a market index

•      Directors’ investment in the company

•      Whether the chairman is also serving as CEO

•      Whether a retired CEO sits on the board

•      WITHHOLD VOTES: However, there are some actions by directors that should result in votes being WITHHELD.  These instances include directors who:

•      Attend less than 75% of the board and committee meetings without a valid excuse.

•      Implement or renew a dead-hand or modified dead-hand poison pill

•      Ignore a shareholder proposal that is approved by a majority of the shares outstanding.

•      Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years.

•      Failed to act on takeover offers where the majority of the shareholders tendered their shares.

•      Are inside directors or affiliated outsiders; and sit on the audit, compensation, or nominating committees or the company does not have one of these committees.

•      Are audit committee members and any of the following has applied and become public information since the last vote, and has not been otherwise corrected or proper controls have not been put in place:

•      The non-audit fees paid to the auditor are excessive

•      A material weakness is identified in the Section 404 Sarbanes-Oxley Act disclosures which rises to a level of serious concern, there are chronic internal control issues and an absence of established effective control mechanisms, or

•      There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

•      Are compensation committee members and any of the following has applied and become public information since the last vote, and has not been otherwise corrected or proper controls have not been put in place:

•      There is a clearly negative correlation between the chief executive’s pay and company performance under standards adopted in this policy,

•      The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan,

•      The company fails to submit one-time transfers of stock options to a shareholder vote,

•      The company fails to fulfill the terms of a burn rate commitment they made to shareholders,

•      The company has inappropriately backdated options, or

•      The company has egregious compensation practices.

•      Enacted egregious corporate governance policies or failed to replace management as appropriate.

•      Are inside directors or affiliated outside directors; and the full board is less than majority independent.

•      Are CEOs of public companies who serve on more than three public company boards, i.e., more than two public company boards other than their own board (the term “public company” excludes an investment company).Vote should be WITHHELD only at their outside board elections.

•      Serve on more than five public company boards. (The term “public company” excludes an investment company.)

•      Additionally, the following should result in votes being WITHHELD (except from new nominees):

•      If the director(s) receive more than 50% withhold votes of votes cast and the issue that was the underlying cause of the high level of withhold votes in the prior election has not been addressed.

•      If the company has adopted or renewed a poison pill without shareholder approval since the company’s last annual meeting, does not put the pill to a vote at the current annual meeting, and there is no requirement to put the pill to shareholder vote within 12 months of its adoption.  If a company that triggers this policy commits to putting its pill to a shareholder vote within 12 months of its adoption, OFI will not recommend a WITHHOLD vote.

2.2           Board Size

•      Vote on a CASE-BY-CASE basis on shareholder proposals to maintain or improve ratio of independent versus non-independent directors.

•      Vote FOR proposals seeking to fix the board size or designate a range for the board size.

•      Vote on a CASE-BY-CASE basis on proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

2.3           Classification/Declassification of the Board

•      Vote AGAINST proposals to classify the board.

•      Vote FOR proposals to repeal classified boards and to elect all directors annually.  In addition, if 50% of voting shareholders request repeal of the classified board and the board remains classified, WITHHOLD votes for those directors at the next meeting at which directors are elected, provided however, if the company has majority voting for directors that meets the standards under this policy,

WITHHOLD votes only from directors having responsibility to promulgate classification/declassification policies, such as directors serving on the governance committee, nominating committee or either of its equivalent.

2.4           Cumulative Voting

•      Vote FOR proposal to eliminate cumulative voting.

•      Vote on a CASE-BY-CASE basis on cumulative voting proposals at controlled companies (where insider voting power is greater than 50%).

2.5           Require Majority Vote for Approval of Directors

•      OFI will generally vote FOR precatory and binding resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

2.6           Director and Officer Indemnification and Liability Protection

•      Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard. Vote on a CASE-BY-CASE basis on proposals to eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care, provided the liability for gross negligence is not eliminated. Vote on a CASE-BY-CASE basis on indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness, provided coverage is not provided for gross negligence acts. Vote on a CASE-BY-CASE basis on proposals to expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for at the discretion of the company’s board (i.e. “permissive indemnification”) but that previously the company was not required to indemnify.

•      Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:

•      The director was found to have acted in good faith and in a manner that he reasonable believed was in the best interests of the company, and

•      Only if the director’s legal expenses would be covered.

2.7           Establish/Amend Nominee Qualifications

•      Vote on a CASE-BY-CASE basis on proposals that establish or amend director qualifications.

•      Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

•      Vote AGAINST shareholder proposals requiring two candidates per board seat.

2.8           Filling Vacancies/Removal of Directors.

•      Vote AGAINST proposals that provide that directors may be removed only for cause.

•      Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

•      Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

•      Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

2.9           Independent Chairman (Separate Chairman/CEO)

•      Generally vote FOR shareholder proposals requiring the position of chairman to be filled by an independent director unless there are compelling reasons to recommend against the proposal such as a counterbalancing governance structure.  This should include all of the following:

•      Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties

•      Two-thirds independent board

•      All-independent key committees

•      Established governance guidelines

•      The company should not have underperformed its peers and index on a one-year and three-year basis, unless there has been a change in the Chairman/CEO position within that time.  Performance will be measured according to shareholder returns against index and peers from the performance summary table.

2.10         Majority of Independent Directors/Establishment of Committees

•      Vote FOR shareholder proposals asking that a majority of directors be independent but vote CASE-BY-CASE on proposals that more than a majority of directors be independent.  NYSE and NASDAQ already require that listed companies have a majority of independent directors.

•      Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

2.11         Open Access

•      Vote CASE-BY-CASE on shareholder proposals asking for open access taking into account the ownership threshold specified in the proposal and the proponent’s rationale for targeting the company in terms of board and director conduct.

2.12         Stock Ownership Requirements

•      Vote on a CASE-BY-CASE basis on shareholder proposals that mandate a minimum amount of stock that a director must own in order to qualify as a director or to remain on the board.  While stock ownership on the part of directors is favored, the company should determine the appropriate ownership requirement.

•      Vote on a CASE-BY-CASE basis on shareholder proposals asking companies to adopt holding periods or retention ratios for their executives, taking into account:

•      Whether the company has any holding period, retention ratio or officer ownership requirements in place. These should consist of: Rigorous stock ownership guidelines or short-term holding period requirement (six months to one year) coupled with a significant long-term ownership requirement or a meaningful retention ratio.

•      Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements.

2.13         Age or Term Limits

•      Vote AGAINST shareholder or management proposals to limit the tenure of directors either through term limits or mandatory retirement ages.  OFI views as management decision.

3.0          PROXY CONTESTS

3.1           Voting for Director Nominees in Contested Elections

•      Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis considering the following factors:

•      Long-term financial performance of the target company relative to its industry

•      Management’s track record

•      Background to the proxy contest

•      Qualifications of director nominees (both slates)

•      Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met

•      Stock ownership position

3.2           Reimbursing Proxy Solicitation Expenses

•      Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis.  In cases, which OFI recommends in favor of the dissidents, OFI also recommends voting for reimbursing proxy solicitation expenses.

3.3           Confidential Voting

•      Vote on a CASE-BY-CASE basis on shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election.

4.0          ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

4.1           Advance Notice Requirements for Shareholder Proposals/Nominations.

•      Votes on advance notice proposals are determined on a CASE-BY-CASE basis, generally giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

4.2           Amend Bylaws without Shareholder Consent

•      Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

•      Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

4.3           Poison Pills

•      Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in Supplemental Executive Retirement Plan agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

•      Vote AGAINST proposals that increase authorized common stock fro the explicit purpose of implementing a shareholder rights plan (poison pill).

•      Vote FOR share holder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it.

•      Vote FOR shareholder proposals asking that any future pill be put to a shareholder vote.

4.4           Shareholder Ability to Act by Written Consent

•      Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

•      Vote FOR proposals to allow or make easier shareholder action by written consent.

4.5           Shareholder Ability to Call Special Meetings

•      Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

•      Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

4.6           Establish Shareholder Advisory Committee

•      Vote on a CASE-BY-CASE basis.

4.7           Supermajority Vote Requirements

•      Vote AGAINST proposals to require a supermajority shareholder vote.

•      Vote FOR proposals to lower supermajority vote requirements.

5.0          MERGERS AND CORPORATE RESTRUCTURINGS

5.1           Appraisal Rights

•      Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

5.2           Asset Purchases

•      Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

•      Purchase price

•      Fairness opinion

•      Financial and strategic benefits

•      How the deal was negotiated

•      Conflicts of interest

•      Other alternatives for the business

•      Non-completion risk

5.3           Asset Sales

•      Vote CASE-BY-CASE on asset sale proposals, considering the following factors:

•      Impact on the balance sheet/working capital

•      Potential elimination of diseconomies

•      Anticipated financial and operating benefits

•      Anticipated use of funds

•      Value received for the asset

•      Fairness opinion

•      How the deal was negotiated

•      Conflicts of interest

5.4           Bundled Proposals

•      Review on a CASE-BY-CASE basis on bundled or “conditioned” proxy proposals.  In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items.  In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals.  If the combined effect is positive, support such proposals.

5.5           Conversion of Securities

•      Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis.  When evaluating these proposals, the investor should review the dilution to existing shareholders, the conversion price relative to the market value, financial issues, control issues, termination penalties, and conflicts of interest.

•      Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

5.6           Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans

•      Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:

•      Dilution to existing shareholders’ position

•      Terms of the offer

•      Financial issues

•      Management’s efforts to pursue other alternatives

•      Control issues

•      Conflicts of interest

•      Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

5.7           Formation of Holding Company

•      Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:

•      The reasons for the change

•      Any financial or tax benefits

•      Regulatory benefits

•      Increases in capital structure

•      Changes to the articles of incorporation or bylaws of the company.

•      Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

•      Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS Capital Structure Model.

•      Adverse changes in shareholder rights.

5.8           Going Private Transactions (LBOs, Minority Squeezeouts) and Going Dark Transactions

•      Vote on going private transactions on a CASE-BY-CASE basis, taking into account the following:

•      Offer price/premium

•      Fairness opinion

•      How the deal was negotiated

•      Conflicts of interests

•      Other alternatives/offers considered

•      Non-completion risk

•      Vote CASE-BY-CASE on going dark transactions, determining whether the transaction enhances shareholder value by taking into consideration:

•      Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock),

•      Cash-out value,

•      Whether the interests of continuing and cashed-out shareholders are balanced, and

•      The market reaction to public announcement of the transaction.

5.9           Joint Venture

•      Votes on a CASE-BY-CASE basis on proposals to form joint ventures, taking into account the following:

•      Percentage of assets/business contributed

•      Percentage of ownership

•      Financial and strategic benefits

•      Governance structure

•      Conflicts of interest

•      Other alternatives

•      Non-completion risk

5.10         Liquidations

•      Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

•      Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

5.11         Mergers and Acquisitions/Issuance of Shares to Facilitate Merger or Acquisition

•      Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:

•      Prospects of the combined company, anticipated financial and operating benefits

•      Offer price (premium or discount)

•      Fairness opinion

•      How the deal was negotiated

•      Changes in corporate governance

•      Change in the capital structure

•      Conflicts of interest

5.12         Private Placements/Warrants/Convertible Debenture

•      Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis.  When evaluating these proposals the invest should review:

•      Dilution to existing shareholders’ position

•      Terms of the offer

•      Financial issues

•      Management’s efforts to pursue other alternatives

•      Control issues

•      Conflicts of interest

•      Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

5.13         Spinoffs

•      Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on:

•      Tax and regulatory advantages

•      Planned use of the sale proceeds

•      Valuation of spinoff

•      Fairness opinion

•      Benefits to the parent company

•      Conflicts of interest

•      Managerial incentives

•      Corporate governance changes

•      Changes in the capital structure

5.14         Value Maximization Proposals

•      Votes on a CASE-BY-CASE basis on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders.  These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution and whether the company is actively exploring its strategic options, including retaining a financial advisor.

5.15         Severance Agreements that are Operative in Event of Change in Control

•      Review CASE-BY-CASE, with consideration give to ISS “transfer-of-wealth” analysis. (See section 8.2)

6.0          STATE OF INCORPORATION

6.1           Control Share Acquisition Provisions

•      Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

•      Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

•      Vote FOR proposals to restore voting rights to the control shares.

6.2           Control Share Cashout Provisions

•      Vote FOR proposals to opt out of control share cashout statutes.

6.3           Disgorgement Provisions

•      Vote FOR proposals to opt out of state disgorgement provisions.

6.4           Fair Price Provisions

•      Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

•      Generally vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

6.5           Freezeout Provisions

•      Vote FOR proposals to opt out of state freezeout provisions.

6.6           Greenmail

•      Vote FOR proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

•      Review on a CASE-BY-CASE basis on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

6.7           Reincorporation Proposals

•      Proposals to change a company’s state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

•      Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

6.8           Stakeholder Provisions

•      Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

6.9           State Anti-takeover Statutes

•      Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

7.0          CAPITAL STRUCTURE

7.1           Adjustments to Par Value of Common Stock

•      Vote FOR management proposals to reduce the par value of common stock.

7.2           Common Stock Authorization

•      Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

•      Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

7.3           Dual-Class Stock

•      Vote AGAINST proposals to create a new class of common stock with superior voting rights.

•      Vote FOR proposals to create a new class of non-voting or sub-voting common stock if:

•      It is intended for financing purposes with minimal or no dilution to current shareholders

•      It is not designed to preserve the voting power of an insider or significant shareholder

7.4           Issue Stock for Use with Rights Plan

•      Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

7.5           Preemptive Rights

•      Review on a CASE-BY-CASE basis on shareholder proposals that seek preemptive rights.  In evaluating proposals on preemptive right, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

7.6           Preferred Stock

•      Vote FOR shareholder proposals to submit preferred stock issuance to shareholder vote.

•      Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).

•      Vote FOR proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense)

•      Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

•      Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

•      Vote AGAINST proposals to increase the number of blank check preferred shares unless, (i) class of stock has already been approved by shareholders and (ii) the company has a record of issuing preferred stock for legitimate financing purposes.

7.7           Pledge of Assets for Debt (Generally Foreign Issuers)

•      OFI will consider these proposals on a CASE-BY-CASE basis. Generally, OFI will support increasing the debt-to-equity ratio to 100%.  Any increase beyond 100% will require further assessment, with a comparison of the company to its industry peers or country of origin.

In certain foreign markets, such as France, Latin America and India, companies often propose to pledge assets for debt, or seek to issue bonds which increase debt-to-equity ratios up to 300%.

7.8           Recapitalization

•      Votes CASE-BY-CASE on recapitalizations (reclassification of securities), taking into account the following:

•      More simplified capital structure

•      Enhanced liquidity

•      Fairness of conversion terms

•      Impact on voting power and dividends

•      Reasons for the reclassification

•      Conflicts of interest

•      Other alternatives considered

7.9           Reverse Stock Splits

•      Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

•      Vote FOR management proposals to implement a reverse stock split to avoid delisting.

•      Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

7.10         Share Purchase Programs

•      Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

7.11         Stock Distributions: Splits and Dividends

•      Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

7.12         Tracking Stock

•      Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spinoff.

8.0          EXECUTIVE AND DIRECTOR COMPENSATION

8.1           Equity-based Compensation Plans

•      Vote compensation proposals on a CASE-BY-CASE basis.

•      In general, OFI considers compensation questions such as stock option plans and bonus plans to be ordinary business activity.  OFI analyzes stock option plans, paying particular attention to their dilutive effect. While OFI generally supports management proposals, OFI opposes compensation proposals that OFI believes to be excessive, with consideration of factors including the company’s industry, market capitalization, revenues and cash flow.

•      Vote AGAINST plans that expressly permit the repricing of underwater stock options without shareholder approval. Generally vote AGAINST plans in which the CEO participates if there is a disconnect between the CEO’s pay and company performance (an increase in pay and a decrease in performance) and the main source of the pay increase (over half) is equity-based. A decrease in performance is based on negative one- and three-year total shareholder returns. An increase in pay is based on the CEO’s total direct compensation (salary, cash bonus, present value of stock options, face value of restricted stock, face value of long-term incentive plan payouts, and all other compensation) increasing over the previous year.  Also WITHHOLD votes from the Compensation Committee members.

8.2           Director Compensation

•      Vote CASE-BY-CASE on stock plans or non-cash compensation plans for non-employee directors, based on the cost of the plans against the company’s allowable cap.  On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans will exceed the allowable cap.

•      Vote FOR the plan if ALL of the following qualitative factors in the board’s compensation are met and disclosed in the proxy statement:

•      Director stock ownership guidelines with a minimum of three times the annual cash retainer;

•      Vesting schedule or mandatory holding/deferral period:

•      A minimum vesting of three years for stock options or restricted stock, or

•      Deferred stock payable at the end of a three-year deferral period;

•      Mix between cash and equity:

•      A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity, or

•      If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship;

•      No retirement/benefits and perquisites provided to non-employee directors; and

•      Detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table.  The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

8.3           Bonus for Retiring Director

•      Examine on a CASE-BY CASE basis.  Factors we consider typically include length of service, company’s accomplishments during the Director’s tenure, and whether we believe the bonus is commensurate with the Director’s contribution to the company.

8.4           Cash Bonus Plan

•      Consider on a CASE-BY-CASE basis.  In general, OFI considers compensation questions such as cash bonus plans to be ordinary business activity. While we generally support management proposals, we oppose compensation proposals we believe are excessive.

8.5           Stock Plans in Lieu of Cash

•      Generally vote FOR management proposals, unless OFI believe the proposal is excessive.

In casting its vote, OFI reviews the ISS recommendation per a “transfer of wealth” binomial formula that determines an appropriate cap for the wealth transfer based upon the company’s industry peers.

•      Vote FOR plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.

•      Vote FOR plans which provide a dollar-for-dollar cash for stock exchange.

8.6           Pre-Arranged Trading Plans (10b5-1 Plans)

•      Generally vote FOR shareholder proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives.  These principles include:

•      Adoption, amendment, or termination of a 10b5-1 Plan must be disclosed within two business days in a Form 8-K,

•      Amendment or early termination of a 10b5-1 Plan is allowed only under extraordinary circumstances, as determined by the board,

•      Ninety days must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan,

•      Reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan,

•      An executive may not trade in company stock outside the 10b5-1 Plan, and

•      Trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.

8.7           Management Proposals Seeking Approval to Reprice Options

•      Votes on management proposals seeking approval to exchange/reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

•      Historic trading patterns

•      Rationale for the repricing

•      Value-for-value exchange

•      Option vesting

•      Term of the option

•      Exercise price

•      Participation

8.8           Employee Stock Purchase Plans

•      Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

•      Votes FOR employee stock purchase plans where all of the following apply:

•      Purchase price is at least 85% of fair market value

•      Offering period is 27 months or less

•      The number of shares allocated to the plan is 10% or less of the outstanding shares

•      Votes AGAINST employee stock purchase plans where any of the following apply:

•      Purchase price is at least 85% of fair market value

•      Offering period is greater than 27 months

•      The number of shares allocated to the plan is more than 10% of the outstanding shares

8.9           Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)

•      Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

•      Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

•      Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

•      Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

8.10         Employee Stock Ownership Plans (ESOPs)

•      Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than 5% of outstanding shares.)

8.11         Shareholder Proposal to Submit Executive Compensation to Shareholder Vote

•      Vote on a CASE-BY-CASE basis.

8.12         Advisory Vote on Executive Compensation (Say-on-Pay) Management Proposal

•      Vote on a CASE-BY-CASE basis considering the following factors in the context of each company’s specific circumstances and the board’s disclosed rationale for its practices:

•      Relative Considerations:

•      Assessment of performance metrics relative to business strategy, as discussed and explained in the CD&A;

•      Evaluation of peer groups used to set target pay or award opportunities;

•      Alignment of company performance and executive pay trends over time (e.g., performance down: pay down);

•      Assessment of disparity between total pay of the CEO and other Named Executive Officers (NEOs).

•      Design Considerations:

•      Balance of fixed versus performance-driven pay;

•      Assessment of excessive practices with respect to perks, severance packages, supplemental executive pension plans, and burn rates.

•      Communication Considerations:

•      Evaluation of information and board rationale provided in CD&A about how compensation is determined (e.g., why certain elements and pay targets are used, and specific incentive plan goals, especially retrospective goals);

•      Assessment of board’s responsiveness to investor input and engagement on compensation issues (e.g., in responding to majority-supported shareholder proposals on executive pay topics).

8.13         401(k) Employee Benefit Plans

•      Vote FOR proposals to implement a 401(k) savings plan for employees.

8.14         Shareholder Proposals Regarding Executive and Director Pay

•      Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

•      Generally vote FOR shareholder proposals seeking disclosure regarding the company’s, board’s, or committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid.

•      Vote WITH MANAGEMENT on shareholder proposals requiring director fees be paid in stock only.

•      Vote FOR shareholder proposals to put option repricings to a shareholder vote.

•      Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

8.15         Performance-Based Stock Options

•      Generally vote FOR shareholder proposals advocating the use of performance-based stock options (indexed, premium-priced, and performance-vested options), unless:

•      The proposal is overly restrictive (e.g., it mandates that awards to all employees must be performance-based or all awards to top executives must be a particular type, such as indexed options), or

•      The company demonstrates that it is using a substantial portion of performance-based awards for its top executives

8.16         Pay-for-Performance

•      Generally vote FOR shareholder proposals that align a significant portion of total compensation of senior executives to company performance.  In evaluating the proposals, the following factors will be analyzed:

•      What aspects of the company’s short-term and long-term incentive programs are performance-driven?

•      Can shareholders assess the correlation between pay and performance based on the company’s disclosure?

•      What type of industry does the company belong to?

•      Which stage of the business cycle does the company belong to?

8.17         Golden Parachutes and Executive Severance Agreements

•      Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

•      Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include the following:

•      The parachute should be less attractive than an ongoing employment opportunity with the firm

•      The triggering mechanism should be beyond the control management

•      The amount should not exceed three times base salary plus guaranteed benefits

•      Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control.  Change in control is defined as a change in the company ownership structure.

8.18         Pension Plan Income Accounting

•      Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

8.19         Supplemental Executive Retirement Plans (SERPs)

•      Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreement to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what it offered under employee-wide plans.

•      Generally vote FOR shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary and excluding all incentive or bonus pay from the plan’s definition of covered compensation used to establish such benefits.

8.20         Claw-back of Payments under Restatements

•      Vote on a CASE-BY-CASE basis on shareholder proposals requesting clawbacks or recoupment of bonuses or equity, considering factors such as:

•      The coverage of employees, whether it applies to all employees, senior executives or only employees committing fraud which resulted in the restatement

•      The nature of the proposal where financial restatement is due to fraud

•      Whether or not the company has had material financial problems resulting in chronic restatements

•      The adoption of a robust and formal bonus/equity recoupment policy

•      If a company’s bonus recoupment policy provides overly broad discretion to the board in recovering compensation, generally vote FOR the proposal.

•      If the proposal seeks bonus recoupment from senior executives or employees committing fraud, generally vote FOR the proposal.

8.21         Tax Gross-Up Proposals

•      Generally vote FOR shareholder proposals calling for companies to adopt a policy of not providing tax gross-up payments, except in limited situations for broadly accepted business practices, such as reasonable relocation or expatriate tax equalization arrangements applicable to substantially all or a class of management employees of the company.

9.0          SOCIAL, POLITICAL AND ENVIRONMENTAL ISSUES

In the case of social, political and environmental responsibility issues, OFI will generally ABSTAIN where there could be a detrimental impact on share value or where the perceived value if the proposal was adopted is unclear or unsubstantiated.

•      OFI will only for vote FOR a proposal that would clearly:

•      have a discernable positive impact on short-term or long-term share value, or

•      have a presently indiscernible impact on short or long-term share value but promotes general long-term interests of the company and its shareholders, such as:

•      prudent business practices which support the long-term sustainability of natural resources within the company’s business lines, including reasonable disclosure on environmental policy issues that are particularly relevant to the company’s business,

•      reasonable and necessary measures to mitigate business operations from having disproportionately adverse impacts on the environment, absent which could potentially lead to onerous government sanctions, restrictions, or taxation regimes, major customer backlash, or other significant negative ramifications.

In the evaluation of social, political, and environmental proposals, the following factors may be considered:

•      what percentage of sales, assets and earnings will be affected;

•      the degree to which the company’s stated position on the issues could affect its reputation or sales, leave it vulnerable to boycott, selective purchasing, government sanctions, viable class action or shareholder derivative lawsuits;

•      whether the issues presented should be dealt with through government or company-specific action;

•      whether the company has already responded in some appropriate manner to the request embodied in the proposal;

•      whether the company’s analysis and voting recommendation to shareholders is persuasive;

•      what other companies have done in response to the issue;

•      whether the proposal itself is well framed and reasonable;

•      whether implementation of the proposal would achieve the objectives sought in the proposal;

•      whether the subject of the proposal is best left to the discretion of the board;

•      whether the requested information is available to shareholders either from the company or from a publicly available source; and

•      whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

EXHIBIT C

OPPENHEIMER CAPITAL LLC

Proxy Voting Policy and Procedures

General Policy

Rule 206(4)-6 under the Investment Advisers Act of 1940 requires an investment adviser that exercises voting authority over client proxies to adopt and implement policies and procedures that are reasonably designed to ensure that the investment adviser votes client and fund securities in the best interests of clients and fund investors and addresses how conflicts of interest are handled.  Oppenheimer Capital LLC (the “Company”) typically votes proxies as part of its discretionary authority to manage accounts, unless the client has explicitly reserved the authority for itself.  When voting proxies, the Company’s primary objective is to make voting decisions solely in the best interests of its clients by voting proxies in a manner intended to enhance the economic value of the underlying portfolio securities held in its clients’ accounts.

This policy sets forth the general standards for proxy voting whereby the Company has authority to vote its clients’ proxies with respect to portfolio securities held in the accounts of its clients for whom it provides discretionary investment management services.  Under the rule, an investment adviser can have implicit or explicit proxy voting authority, and an adviser must vote proxies even if the advisory contract is silent on this question where its authority is implied by the overall delegation of discretionary authority.  In some situations, the client may prefer to retain proxy voting authority or direct proxy voting authority to a third party.  The Company is only relieved of the duty to vote proxies in such cases when the client investment advisory agreement or another operative document clearly reserves or assigns proxy voting authority to the client or to a third party.

I.              Proxy Voting Guidelines

A.  Proxy Guidelines.  The Company has adopted written Proxy Voting Guidelines (the “Proxy Guidelines”) that are reasonably designed to ensure that the firm is voting in the best interest of its clients and fund investors.  The Proxy Guidelines reflect the Company’s general voting positions on specific corporate governance issues and corporate actions.  The Proxy Guidelines address routine as well as significant matters commonly encountered.  However, because the Proxy Guidelines cannot anticipate all situations and the surrounding facts of each proxy issue (including, without limitation, foreign laws and practices that may apply to a proxy), some proxy issues may require a case-by-case analysis (whether or not required by the Proxy Guidelines) prior to voting and may result in a vote being cast that will deviate from the Proxy Guidelines.  In such cases, the proxy voting procedures established by the Proxy Committee for such situations (and described below) will be followed.

B.  Client Instructions to Vote in a Particular Manner.  Upon receipt of a client’s written request, the Company may also vote proxies for that client’s account in a particular manner that may differ from the Proxy Guidelines.  The Company shall not vote shares held in one client’s account in a manner designed to benefit or accommodate any other client.

C.  Cost-Benefit Analysis Involving Voting Proxies.  The Company may review additional criteria associated with voting proxies and evaluate the expected benefit to its clients when making an overall determination on how or whether to vote a proxy.  Given the outcome of the cost-benefit analysis, the Company may refrain from voting a proxy on behalf of its clients’ accounts.

In addition, the Company may refrain from voting a proxy on behalf of its clients’ accounts due to de-minimis holdings, immaterial impact on the portfolio, items relating to foreign issues (such as those described below), timing issues related to the opening/closing of accounts and contractual arrangements with clients and/or their authorized delegate.  For example, the Company may refrain from voting a proxy of a foreign issue due to logistical considerations that may have a detrimental effect on the Company’s ability to vote the proxy.  These issues may include, but are not limited to: (i) proxy statements and ballots being written in a foreign language, (ii) untimely notice of a shareholder meeting, (iii) requirements to vote proxies in person, (iv) restrictions on foreigner’s ability to exercise votes, (v) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or (vi) requirements to provide local agents with power of attorney to facilitate the voting instructions.  Such proxies are voted on a best-efforts basis.

D.  Share Blocking.  The Company will generally refrain from voting proxies on foreign securities that are subject to share blocking restrictions.

E.  Securities on Loan.  Registered investment companies (“client”) that are advised or sub-advised by the Company as well as certain other advisory clients(1) may participate in securities lending programs.  Under most securities lending arrangements, securities on loan may not be voted by the lender unless the loan is recalled prior to the record date for the vote.  The Company believes that each client has the right to determine whether participating in a securities lending program enhances returns, to contract with the securities lending agent of its choice and to structure a securities lending program through its lending agent that balances any tension between loaning and voting securities in a manner that satisfies such client.  The Company will request that clients notify the Company in writing if the client has decided to participate in a securities lending program.  If a client has decided to participate in a securities lending program, the Company will defer to the client’s determination and not attempt to seek recalls solely for the purpose of voting routine proxies as this could impact the returns received from securities lending and make the client a less desirable lender in a marketplace.  If the client who participates in a securities lending program requests, the Company will use reasonable efforts to request that the client recall the loaned securities for voting if the Company has knowledge that the proxy involves a Material Event (as defined below) effecting the loaned securities.

Material Event for purposes of determining whether a recall of a security is warranted, means a proxy that relates to a merger, acquisition, spin-off or other similar corporate action.  The Proxy Committee will review the standard for determination of a Material Event from time to time and will adjust the standard as it deems necessary.  The Company may utilize third-party

(1)  Effective May 22, 2008, the Proxy Committee approved Section E to the Proxy Policy and Procedures specific only to registered investment companies.  The Proxy Committee agreed that the application of this section as it relates to institutional and other client types requires further review, analysis and discussions with clients to identify what procedures and methodology would be appropriate for other client bases.  In that regard, the Company has begun to assess the process and will provide status updates to the Proxy Committee of its review.

service providers, in its sole discretion, to assist it in identifying and evaluating whether an event constitutes a Material Event.

The ability to timely recall shares for proxy voting purposes is not within the control of the Company and requires the cooperation of the client and its other service providers.  Under certain circumstances, the recall of shares in time to be voted may not be possible due to applicable proxy voting record dates, the timing of receipt of information and administrative considerations.  Accordingly, efforts to recall loaned securities are not always effective and there can be no guarantee that any such securities can be retrieved in a timely manner for purposes of voting the securities.

F.  Case-by-Case Proxy Determinations.  With respect to a proxy ballot that requires a case-by-case voting determination where the Company has not instructed the Proxy Provider (as defined below) how to vote the proxy prior to the proxy voting deadline, the Company has directed the Proxy Provider to vote in accordance with the Proxy Provider’s Policy.

G.  Index Funds.  With respect to an index fund managed by the Company where all of the securities included in the respective index are purchased for the fund weighted in the same proportions as the index (i.e. a passive investment strategy), the Company will direct the Proxy Provider (as defined below) to vote in accordance with the Proxy Provider’s Policy in situations where a proxy ballot requires a case-by-case voting determination and the security is not held on behalf of any other client account as of the proxy’s record date.

II.            Outsourcing the Proxy Voting Process

The Company has retained an independent third party service provider (the “Proxy Provider”) to assist in the proxy voting process by implementing the votes in accordance with the Proxy Guidelines as well as assisting in the administrative process.  The services provided to the Company offer a variety of fiduciary-level, proxy-related services to assist in its handling of proxy voting responsibilities and corporate governance-related efforts.

III.           Proxy Committee

The Company has also established a Proxy Committee that is responsible for overseeing the proxy voting process and ensuring that the voting process is implemented in accordance with these Proxy Voting Policy and Procedures.  The Proxy Committee meets at a minimum on a semi-annual basis and when necessary to address potential conflicts of interest.  The Company may have conflicts of interest that could potentially affect how it votes its clients’ proxies.  For example, the Company may manage a pension plan whose management is sponsoring a proxy proposal relating to a security held in another client’s account.  In order to ensure that all material conflicts of interest are addressed appropriately while carrying out the Company’s obligation to vote proxies, the Proxy Committee is responsible for developing a process to identify proxy voting issues that may raise conflicts of interest between the Company and its clients and to resolve such issues.

The Proxy Committee will also perform the following duties:

1.     Establish the Company’s proxy voting guidelines, with such advice, participation and research as the Proxy Committee deems appropriate from the investment professionals, proxy voting services or other knowledgeable interested parties;

2.     Approve and monitor the outsourcing of voting obligations to the Proxy Provider;

3.     Develop a process for resolution of voting issues that require a case-by-case analysis (either because the Proxy Guidelines require a case-by-case analysis or the Proxy Guidelines do not specify a vote for a particular proxy issue) or involve a potential conflict of interest (in consultation with the relevant portfolio manager and/or analyst when appropriate), monitor such process and ensure that the resolutions of such issues are properly documented;

4.     Monitor proxy voting (or the failure to vote) based on the Company’s instructions or recommendations to (i) abstain from a vote, (ii) vote contrary to its Proxy Guidelines or (iii) take voting action based on the Company’s interpretation of a Proxy Guideline, and ensure that the reasons for such actions are properly documented;

5.     Oversee the maintenance of records regarding proxy voting decisions in accordance with the standards set forth by this policy and applicable law; and

6.     Review, at least annually, all applicable processes and procedures, voting practices, the adequacy of records and the use of third party services and update or revise as necessary.

IV.           Proxy Voting — Conflicts of Interest

The Proxy Committee has determined that if a particular proxy vote is specified by the Proxy Guidelines and the Company, in fact, votes in accordance with the Proxy Guidelines, a potential conflict of interest does not arise.  In all other cases, proxy proposals will be reviewed for potential conflicts of interest and will be monitored to ensure the sufficiency of documentation supporting the reasons for such proxy vote.  If a potential conflict of interest is identified, the Proxy Committee will review the voting decision to ensure that the voting decision has not been affected by the potential conflict.

V.            Investment Management Personnel Responsibilities

The Company has assigned responsibility to its Chief Investment Officers for the review of the Proxy Guidelines on an annual basis to ensure that the guidelines are consistent with the Company’s position on various corporate governance issues and corporate actions and to make any amendments as necessary.  All amendments to the Proxy Guidelines will be communicated promptly to the Proxy Provider by the Company.

In addition, the following types of “case-by-case” proxy proposals are required to be reviewed by a Chief Investment Officer or the appropriate portfolio manager and/or analyst (subject to the conflicts of interests procedures established by the Proxy Committee):

1.     Proxy proposals which are specified as case-by-case according to the Proxy Guidelines;

2.     Proxy proposals which are not currently covered by the Proxy Guidelines and are referred back to the Company as case-by-case;

3.     Bundled proxy proposals which require a single vote and are referred back to the Company as case-by-case; and

4.     Proxy proposals where the Proxy Provider does not have sufficient information to evaluate the proposal and are referred back to the Company as case-by-case.

VI.           Disclosure of Proxy Voting Policies and Procedures

The Company shall provide clients with a copy of the Proxy Voting Policy and Procedures upon request.  In addition, a summary of this policy is disclosed in Part II of the Company’s Form ADV which is provided to clients at or prior to entering into an investment advisory agreement with a client and is also offered to existing clients on an annual basis.

VII.         Providing Clients Access to Voting Records

Generally, clients of the Company have the right, and shall be afforded the opportunity, to have access to records of voting actions taken with respect to securities held in their respective accounts.  Proxy voting reports for clients who request such voting records are typically prepared by the Proxy Provider on a quarterly basis and sent to the client by the Company’s applicable client service representative.  Shareholders and unit-holders of commingled funds advised or sub-advised by the Company shall have access to voting records pursuant to the governing documents of the commingled fund.

Proxy voting actions are confidential and may not be disclosed to third parties except as may be required by law, requested by regulators or explicitly authorized by the applicable client.

VIII.        Maintenance of Proxy Voting Records

Rule 204-2 under the Investment Advisers Act of 1940 requires investment advisers that vote client proxies to maintain specified records with respect to those clients.  The Company must maintain the following records relating to proxy voting:

1.     Copies of the Company’s Proxy Voting Policies, Procedures and Guidelines;

2.     Copies or records of each proxy statement received with respect to clients’ securities for whom the Company exercises voting authority;

3.     A record of each vote cast on behalf of a client as well as certain records pertaining to the Company’s decision on the vote;

4.     A copy of any document created by the Company that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and

5.     A copy of each written client request for information on how the Company voted proxies on behalf of the client, and a copy of any written response by the Company to any client request for information (either written or oral) on how the Company voted proxies on behalf of the requesting client.

Records are to be kept for a period of at least six years following the date that the vote was cast.  The Company may maintain the records electronically.  The Company may also rely on the Proxy Provider to maintain proxy statements and records of proxy votes on the Company’s behalf.  As such, the Proxy Provider must provide a copy of the records promptly upon request.

EXHIBIT D

Goldman Sachs Asset Management

POLICY ON PROXY VOTING
FOR INVESTMENT ADVISORY CLIENTS

Goldman Sachs Asset Management (“GSAM”)• has adopted the policies and procedures set out below regarding the voting of proxies on securities held in client accounts (the “Policy”).  These policies and procedures are designed to ensure that where GSAM has the authority to vote proxies, GSAM complies with its legal, fiduciary, and contractual obligations.

Guiding Principles

Proxy voting and the analysis of corporate governance issues in general are important elements of the portfolio management services we provide to our advisory clients who have authorized us to address these matters on their behalf.  Our guiding principles in performing proxy voting are to make decisions that (i) favor proposals that tend to maximize a company’s shareholder value and (ii) are not influenced by conflicts of interest. These principles reflect GSAM’s belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.

Public Equity Investments

To implement these guiding principles for investments in publicly-traded equities, we follow the Institutional Shareholder Services (“ISS”) Standard Proxy Voting Guidelines (the “Guidelines”), except in circumstances as described below.  The Guidelines embody the positions and factors GSAM generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals. Recognizing the complexity and fact-specific nature of many corporate governance issues, the Guidelines often do not direct a particular voting outcome, but instead identify factors ISS considers in determining how the vote should be cast. A summary of the Guidelines is attached as Appendix A.

For purposes of this Policy, “GSAM” refers, collectively, to the Goldman Sachs Asset Management unit of Goldman, Sachs & Co.’s Investment Management Division; Goldman Sachs Asset Management, L.P.; Goldman Sachs Asset Management International; and Goldman Sachs Princeton LLC.

In connection with each proxy vote, ISS prepares a written analysis and recommendation (an “ISS Recommendation”) that reflects ISS’s application of Guidelines to the particular proxy issues. Where the Guidelines do not direct a particular response and instead list relevant factors, the ISS Recommendation will reflect ISS’s own evaluation of the factors. As explained more fully below, however, each GSAM equity portfolio management team (“Portfolio Management Team”) may on any particular proxy vote decide to diverge from the Guidelines or an ISS Recommendation.  In such cases, our procedures require: (i) the requesting Portfolio Management Team to set forth the reasons for their decision; (ii) the approval of the Local Chief Investment Officer for the requesting Portfolio Management Team; (iii) notification to the Global Chief Investment Officer and other appropriate GSAM personnel; (iv) a determination that the decision is not influenced by any conflict of interest; and (v) the creation of a written record reflecting the process.

The principles and positions reflected in this Policy are designed to guide us in voting proxies, and not necessarily in making investment decisions.  Portfolio Management Teams base their determinations of whether to invest in a particular company on a variety of factors, and while corporate governance may be one such factor, it may not be the primary consideration.

Senior management of GSAM periodically reviews this Policy, including our use of the Guidelines, to ensure it continues to be consistent with our guiding principles.

Implementation by Portfolio Management Teams

General Overview

While it is GSAM’s policy generally to follow the Guidelines and the ISS Recommendations, the active-equity and quantitative-equity Portfolio Management Teams have developed different approaches for using the Guidelines and ISS Recommendations in light of their different investment philosophies and processes.

Active Equity

Our active-equity Portfolio Management Teams view the analysis of corporate governance practices as an integral part of the investment research and stock valuation process. Therefore, on a case-by-case basis and subject to the approval process described above, each active-equity Portfolio Management Team may vote differently from the Guidelines or a particular ISS Recommendation. In forming their views on particular matters, our active-equity Portfolio Management Teams are permitted to consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the Guidelines and ISS Recommendations.

In our active-equity investment research process, responsibility for analyzing corporate board structures and the corporate governance practices of portfolio companies in connection with proxy voting decisions lies with the relevant Portfolio Management Team. Accordingly, each active-equity Portfolio Management Team is charged with performing these functions for the portfolio companies as part of the team’s research efforts.

As part of that research process, each active-equity Portfolio Management Team has regular internal research meetings to discuss the companies held in a particular team’s investment portfolio.  Among the topics that may be discussed at these meetings are issues pertaining to a portfolio company’s record and policies on corporate governance practices that may affect shareholder value.

Each active-equity Portfolio Management Team determines how to allocate responsibility for analyzing corporate governance issues and proxy voting decisions among the team’s members.  Under each arrangement, the work related to proxy voting is integrated into our research process. Each active-equity Portfolio Management Team remains responsible for ensuring that corporate governance issues are analyzed and proxy votes are cast in a manner consistent with our guiding principles.

Quantitative Equity

Our quantitative-equity Portfolio Management Teams, by contrast, have decided to follow the Guidelines and ISS Recommendations exclusively, based on such Portfolio Management Teams’ investment philosophy and approach to portfolio construction, as well as the evaluation of ISS’s services and methodology in analyzing shareholder and corporate governance matters.  Nevertheless, our quantitative-equity Portfolio Management Teams retain the authority to revisit this position, with respect to both their general approach to proxy voting (subject to the approval of GSAM senior management) and any specific shareholder vote (subject to the approval process described above).

Use of Third-Party Service Providers

We utilize independent service providers, such as ISS, to assist us in developing substantive proxy voting positions.  ISS also updates and revises the Guidelines on a periodic basis, and any such revisions are reviewed by GSAM to determine whether they are consistent with our guiding principles.  In addition, ISS assists us in the proxy voting process by providing operational, recordkeeping and reporting services.

GSAM’s decision to retain ISS to perform the services described in this Policy is based principally on the view the services ISS provides will result in proxy voting decisions that are consistent with our guiding principles. GSAM management is responsible for reviewing our relationship with ISS and for evaluating the quality and effectiveness of the various services provided by ISS to assist us in satisfying our proxy voting responsibilities.

GSAM may hire other service providers to replace or supplement ISS with respect to any of the services GSAM currently receives from ISS.  In addition, individual Portfolio Management Teams may supplement the information and analyses ISS provides from other sources.

Conflicts of Interest

Pursuant to this Policy, GSAM has implemented procedures designed to prevent conflicts of interest from influencing its proxy voting decisions.  These procedures include our use of the Guidelines and ISS Recommendations.  Proxy votes cast by GSAM in accordance with the Guidelines and ISS Recommendations will not present any conflicts of interest because GSAM casts such votes in accordance with a pre-determined policy based upon the recommendations of an independent third party.

Our procedures also prohibit the influence of conflicts of interest where an active-equity Portfolio Management Team decides to vote against an ISS Recommendation.  In general, conflicts of interest between GSAM and other businesses within Goldman Sachs should not affect GSAM in light of the information barrier policies separating GSAM from those other businesses.  In addition, in any particular case, the approval process for a decision to vote against an ISS Recommendation, as described above, includes an inquiry into potential conflicts of interest, and GSAM senior management will not approve decisions that are based on the influence of such conflicts.

Fixed Income and Private Investments

Voting decisions with respect to client investments in fixed income securities and the securities of privately-held issuers generally will be made by the relevant portfolio managers based on their assessment of the particular transactions or other matters at issue.

External Managers

Where GSAM places client assets with managers outside of GSAM, whether through separate accounts, funds-of-funds or other structures, such external managers generally will be responsible for voting proxies in accordance with the managers’ own policies.  GSAM may, however, retain such responsibilities where it deems appropriate.

Client Direction

Clients may choose to vote proxies themselves, in which case they must arrange for their custodians to send proxy materials directly to them.  GSAM can also accommodate individual clients that have developed their own guidelines with ISS or another proxy service. Clients may also discuss with GSAM the possibility of receiving individualized reports or other individualized services regarding proxy voting conducted on their behalf.

Appendix A

ISS Standard Proxy Voting Guidelines Summary

The following is a concise summary of the ISS Standard Proxy Voting Guidelines (the “Guidelines”), which form the substantive basis of GSAM’s Policy on Proxy Voting for Investment Advisory Clients (“Policy”) with respect to public equity investments. As described in the main body of the Policy, GSAM may diverge from the Guidelines and a related ISS recommendation on any particular proxy vote or in connection with any individual investment decision.

1.                    Auditors

Vote FOR proposals to ratify auditors, unless any of the following apply:

•              An auditor has a financial interest in or association with the company, and is therefore not independent,

•              Fees for non-audit services are excessive, or

•              There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

2.                    Board of Directors

a.                     Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

b.                     Classification/Declassification of the Board

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

c.                     Independent Chairman (Separate Chairman/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support.  These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

May 2008

d. Majority of Independent Directors/Establishment of Committees

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS’s definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

3. Shareholder Rights

a. Shareholder Ability to Act by Written Consent

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

b. Shareholder Ability to Call Special Meetings

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

c. Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

d. Cumulative Voting

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company’s other governance provisions.

e. Confidential Voting

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4. Proxy Contests

a. Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management’s track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

b. Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE.  Where ISS recommends in favor of the dissidents, ISS also recommends voting for reimbursing proxy solicitation expenses.

5. Poison Pills

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill and management proposals to ratify a poison pill.

6. Mergers and Corporate Restructurings

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7. Reincorporation Proposals

Proposals to change a company’s state of incorporation should be evaluated on a CASEBY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8. Capital Structure

a. Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being de-listed or if a company’s ability to continue to operate as a going concern is uncertain.

b. Dual-class Stock

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of non-voting or sub-voting common stock if:

•              It is intended for financing purposes with minimal or no dilution to current shareholders

•              It is not designed to preserve the voting power of an insider or significant shareholder

9. Executive and Director Compensation

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. The ISS methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the Securities and Exchange Commission’s rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders’ equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power. Once ISS determines the estimated cost of the plan, ISS compares it to a company-specific dilution cap.

Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

a. Management Proposals Seeking Approval to Reprice Options

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

•              istoric trading patterns

•              Rationale for the repricing

•              Value-for-value exchange

•              Option vesting

•              Term of the option

•              Exercise price

•              Participation

b. Employee Stock Purchase Plans

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

•              Purchase price is at least 85 percent of fair market value;

•              Offering period is 27 months or less; and

•              Potential voting power dilution is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

c. Shareholder Proposals on Compensation

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.

10. Social and Environmental Issues

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors go into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

EXHIBIT E

Heitman

Investment Advisor Policies and Procedures Manual

Proxy Voting

Application: Public Securities investment advisor that is registered under the Investment Adviser’s Act of 1940.

Heitman Real Estate Securities LLC (“HRES”), a wholly-owned subsidiary of Heitman LLC (“Heitman”), provides investment advisory services to its clients with respect to publicly traded real estate securities.  It is HRES’s general policy that with respect to all clients where HRES has authority to vote proxies, such proxies will always be voted, or not voted, in all cases in the best interest of such clients.

HRES utilizes the services of an independent unaffiliated proxy firm, ISS Governance Services (“ISS”).  ISS is responsible for:  notifying HRES in advance of the shareholder meeting at which the proxies will be voted; providing the appropriate proxies to be voted; providing independent research on corporate governance, proxy and corporate responsibility issues; recommending actions with respect to proxies which are always deemed by ISS to be in the best interests of the shareholders; and maintaining records of proxy statement received and votes cast.

HRES will consider each corporate proxy statement on a case-by-case basis, and may vote a proxy in a manner different from that recommended by ISS when deemed appropriate by HRES.  There may also be occasions when HRES determines, contrary to the ISS voting recommendation for a particular proxy, that not voting such proxy may be more in the best interest of clients, such as (i) when the cost of voting such proxy exceeds the expected benefit to the client or (ii) if HRES is required to re-register shares of a company in order to vote a proxy and that re-registration process imposes trading and transfer restrictions on the shares, commonly referred to as “blocking.”

HRES’s general guidelines as they relate to voting certain common proxy proposals are described below:

Adoption of confidential voting	For
Adoption of Anti-greenmail charter of bylaw amendments	For
Amend bylaws or charters for housekeeping changes	For
Elect Directors annually	For
Fix the size of the Board	For
Give Board ability to amend bylaws in addition to Shareholders	For
Lower supermajority Shareholder vote requirements	For
Ratify Auditors	For
Require Majority of Independent Directors	For
Require Shareholder approval of Golden or Tin Parachutes	For
Restore or Provide Shareholders with rights of appraisal	For
Restore Shareholder ability to remove directors with our without cause	For
Seek reasonable Audit rotation	For
Shareholders’ Right to Act independently of management	For

Shareholders’ Right to Call Special Meeting	For
Shareholders’ Right to Act by Written Consent	For
Stock Repurchase Plans	For
Stock Splits	For
Submit Poison Pill for Shareholder ratification	For
Blank Check Preferred Stock	Against
Classified Boards	Against
Dual Classes of Stock	Against
Give Board exclusive authority to amend bylaws	Against
Limited Terms for Outside Directors	Against
Payment of Greenmail	Against
Provide Management with authority to adjourn an annual or special meeting	Against
Require Director Stock Ownership	Against
Restrict or Prohibit Shareholder ability to call special meetings	Against
Supermajority Vote Requirement	Against
Supermajority Provisions	Against
Adopt/Amend Stock Option Plan	Case-by-Case
Adopt/Amend Employee Stock Purchase Plan	Case-by-Case
Approve Merger/Acquisition	Case-by-Case
Authorize Issuance of Additional Common Stock	Case-by-Case
Consider Non-financial Effects of Merger	Case-by-Case
Director Indemnification	Case-by-Case
Election of Directors	Case-by-Case
Fair Price Requirements	Case-by-Case
Issuance of authorized Common Stock	Case by Case
Limitation of Executive/Director Compensation	Case-by-Case
Reincorporation	Case-by-Case
Require Shareholder Approval to Issue Preferred Stock	Case-by-Case
Spin-Offs	Case-by-Case
Shareholder proposal to redeem Poison Pill	Case-by-Case
Social and Environmental Issues	Case-by-Case

The foregoing are only general guidelines and not rigid policy positions.

HRES has established a Proxy Policies and Procedures Oversight Committee (the “Proxy Committee”), consisting of HRES’s Chief Investment Officer, Heitman’s Chief Financial Officer,  HRES’s Deputy Compliance Officer and Heitman’s in-house Special Counsel.  The Proxy Committee is responsible for (i) designing and reviewing from time to time these Policies and Procedures and (ii) reviewing and addressing all instances where a HRES portfolio manager determines to respond to an issue in a proxy in a manner inconsistent with this Policy and/or identifies actual or perceived potential conflicts of interests in the context of voting proxies.

As a general rule, HRES’s Proxy Voting Clerk votes all U.S. and non-U.S. proxies to which HRES is entitled to vote. HRES’s proxy voting policy is as follows:

(a)          HRES’s Proxy Voting Clerk will print a Proxy Analysis Report containing a compilation of “FOR”, “AGAINST”, “ABSTAIN”, and “WITHHOLD” recommendations received from ISS with respect to the issues on a particular proxy;

(b)         HRES’s Proxy Voting Clerk will send the Proxy Analysis Report to the portfolio manager within HRES who is responsible for review of the company conducting the proxy;

(c)          In reviewing the recommendations to determine how to respond to the proxy in the best interest of clients, the HRES portfolio manager may consider information from various sources, such as another HRES portfolio manager or research analyst, management of the company conducting the proxy, and shareholder groups, as well as the possibility of any actual or perceived potential conflicts of interest between HRES and its clients with respect to such proxy;

(d)         The HRES portfolio manager will return the Proxy Analysis Report to HRES’s Proxy Voting Clerk indicating his or her recommendation as to how to respond to such proxy, as well as a description and explanation of any actual or perceived potential conflicts of interest between HRES and its clients with respect to such proxy.  Instances where the HRES portfolio manager recommends responding to a particular proxy contrary to the general voting guidelines provided in this Policy or contrary to the ISS recommendation with respect to such proxy, and/or perceives an actual or potential conflict of interests are considered “exceptions;”

(e)          With respect to any proxy, HRES’s Proxy Voting Clerk will compile all exceptions in a written Proxy Vote Exception Report and forward it promptly to the members of HRES’s Proxy Committee;

(f)            HRES’s Proxy Committee may confirm or overturn any recommendations by HRES’s portfolio manager.  In instances where potential conflicts of interest have been highlighted in the Proxy Voting Exception Report, HRES’s Proxy Committee will evaluate whether an actual or potential material conflict of interests exists and, if so, how it should be addressed in voting or not voting the particular proxy.  Although any three members of the Proxy Committee shall constitute a quorum for the purposes of conducting the Proxy Committee’s business, the votes of not less than three members of the overall Proxy Committee shall be required to confirm any recommendations by HRES’s portfolio manager to vote any proxy issue contrary to the ISS recommendation as to how to vote that issue;

(g)         In all instances where a Proxy Vote Exception Report has been generated, HRES’s Deputy Compliance Officer or another member of HRES’s Proxy Committee will inform HRES’s Proxy Voting Clerk in writing of the Proxy Committee’s determination as to how to respond to such proxy promptly after such Proxy Committee has reached its conclusions (a “Proxy Committee Report”);

(h)         Wherever a Proxy Committee Report has been generated for a particular proxy, HRES’s Proxy Voting Clerk will respond to the proxy in question in accordance with such Report except to the extent in a non-conflicts of interest situation that a particular HRES client has advised HRES in writing that the particular proxy or proxies of that type should be responded to in a particular fashion, in which circumstance HRES’s Proxy Voting Clerk will respond to the proxy in question in accordance with such advice;

(i)             In all other cases, HRES’s Proxy Voting Clerk will respond to the proxy in accordance with the recommendations of ISS; and

(j)             The Proxy Voting Clerk will prepare a Proxy Voting Summary for the Proxy Committee on a periodic basis containing all ISS proxy vote recommendations that were overridden during the period and also highlighting any proxy issues that were identified as presenting actual and/or potential conflicts of interest and how they were addressed.

The Proxy Committee may decide to take one of the following courses of action with respect to actual or potential conflicts of interest:  (1) independently determine that no material conflict of interest exists or will likely potentially exist, (2) respond to such proxy in strict accordance with the recommendations of ISS or (3) take another course of action that, in the opinion of the Proxy Committee, adequately addresses the issue.

The following proxy materials and records are maintained by HRES for a period of five years in an easily accessible place, the first two years in HRES’s office:

•                  These policies and procedures, and any amendments thereto;

•                  Each proxy statement (maintained on the ISS website);

•                  Record of each vote cast and each abstention (maintained on the ISS website);

•                  Documentation, if any, created by HRES that was material to making a decision how to respond to proxies memorializing the basis for that decision;.

•                  Any other reports or memorializations prepared according to the above procedures; and

•                  Each written client request for information and a copy of any written response by HRES to a client’s written or oral request for information.

Clients may request a copy of these policies and procedures and/or a report on how their individual securities were voted by calling HRES’s Deputy Compliance Officer at 1-800-225-5435, ext. 4150.   The report will be provided free of charge.

EXHIBIT F

LORD, ABBETT & CO. LLC

PROXY VOTING POLICIES AND PROCEDURES

INTRODUCTION

Lord Abbett has a Proxy Committee responsible for establishing voting policies and for the oversight of its proxy voting process.  Lord Abbett’s Proxy Committee consists of the portfolio managers of each investment team and certain members of those teams, the Chief Administrative Officer for the Investment Department, the Firm’s Chief Investment Officer and its General Counsel.  Once policy is established, it is the responsibility of each investment team leader to assure that each proxy for that team’s portfolio is voted in a timely manner in accordance with those policies.  In each case where an investment team declines to follow a recommendation of a company’s management, a detailed explanation of the reason(s) for the decision is entered into the proxy voting system.  Lord Abbett has retained RiskMetrics Group, formerly Institutional Shareholder Services (“RMG”), to analyze proxy issues and recommend voting on those issues, and to provide assistance in the administration of the proxy process, including maintaining complete proxy voting records.

The Boards of Directors of each of the Lord Abbett Mutual Funds established several years ago a Proxy Committee, composed solely of independent directors. The Funds’ Proxy Committee Charter provides that the Committee shall (i) monitor the actions of Lord Abbett in voting securities owned by the Funds; (ii) evaluate the policies of Lord Abbett in voting securities; (iii) meet with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest.

Lord Abbett is a privately-held firm, and we conduct only one business:  we manage the investment portfolios of our clients.  We are not part of a larger group of companies conducting diverse financial operations.  We would therefore expect, based on our past experience, that the incidence of an actual conflict of interest involving Lord Abbett’s proxy voting process would be limited.  Nevertheless, if a potential conflict of interest were to arise, involving one or more of the Lord Abbett Funds, where practicable we would disclose this potential conflict to the affected Funds’ Proxy Committees and seek voting instructions from those Committees in accordance with the procedures described below under “Specific Procedures for Potential Conflict Situations”.  If it were not practicable to seek instructions from those Committees, Lord Abbett would simply follow its proxy voting policies or, if the particular issue were not covered by those policies, we would follow a recommendation of RMG.  If such a conflict arose with any other client, Lord Abbett would simply follow its proxy voting policies or, if the particular issue were not covered by those policies, we would follow the recommendation of RMG.

SPECIFIC PROCEDURES FOR POTENTIAL CONFLICT SITUATIONS

Situation 1.  Fund Independent Board Member on Board (or Nominee for Election to Board) of Publicly Held Company Owned by a Lord Abbett Fund.

Lord Abbett will compile a list of all publicly held companies where an Independent Board Member serves on the board of directors, or has indicated to Lord Abbett that he is a nominee for election to the board of directors (a “Fund Director Company”).  If a Lord Abbett Fund owns stock in a Fund Director Company, and if Lord Abbett has decided not to follow the proxy voting recommendation of RMG, then Lord Abbett shall bring that issue to the Fund’s Proxy Committee for instructions on how to vote that proxy issue.

The Independent Directors have decided that the Director on the board of the Fund Director Company will not participate in any discussion by the Fund’s Proxy Committee of any proxy issue for that Fund Director Company or in the voting instruction given to Lord Abbett.

Situation 2.  Lord Abbett has a Significant Business Relationship with a Company.

Lord Abbett will compile a list of all publicly held companies (or which are a subsidiary of a publicly held firm) that have a significant business relationship with Lord Abbett (a “Relationship Firm”).  A “significant business relationship” for this purpose means: (a) a broker dealer firm which sells one percent or more of the Lord Abbett Funds’ total (i.e., gross) dollar amount of shares sold for the last 12 months; (b) a firm which is a sponsor firm with respect to Lord Abbett’s Separately Managed Account business; (c) an institutional client which has an investment management agreement with Lord Abbett; (d) an institutional investor having at least $5 million in Class I shares of the Lord Abbett Funds; and (e) a large plan 401(k) client with at least $5 million under management with Lord Abbett.

For each proxy issue involving a Relationship Firm, Lord Abbett shall notify the Fund’s Proxy Committee and shall seek voting instructions from the Fund’s Proxy Committee only in those situations where Lord Abbett has proposed not to follow the recommendations of RMG.

SUMMARY OF PROXY VOTING GUIDELINES

Lord Abbett generally votes in accordance with management’s recommendations on the election of directors, appointment of independent auditors, changes to the authorized capitalization (barring excessive increases) and most shareholder proposals.  This policy is based on the premise that a broad vote of confidence on such matters is due the management of any company whose shares we are willing to hold.

Election of Directors

Lord Abbett will generally vote in accordance with management’s recommendations on the election of directors.  However, votes on director nominees are made on a case-by- case basis.  Factors that are considered include current composition of the board and key- board nominees, long-term company performance relative to a market index, and the directors’ investment in the company.  We also consider whether the Chairman of the board is also serving as CEO, and whether a retired CEO sits on the board, as these situations may create inherent conflicts of interest.  We generally will vote in favor of separation of the Chairman and CEO functions when management supports such a requirement, but we will make our determination to vote in favor of or against such a proposed requirement on a case-by-case basis.

There are some actions by directors that may result in votes being withheld.

These actions include, but are not limited to:

1)                                      Attending less than 75% of board and committee meetings without a valid excuse.

2)                                      Ignoring shareholder proposals that are approved by a majority of votes for two consecutive years.

3)                                      Failing to act on takeover offers where a majority of shareholders tendered their shares.

4)                                      Serving as inside directors and sit on an audit, compensation, stock option, nominating or governance committee.

5)                                      Failing to replace management as appropriate.

We will generally vote in favor of proposals requiring that directors be elected by a majority of the shares represented and voting at a meeting at which a quorum is present, although special considerations in individual cases may cause us to vote against such a proposal.  We will also consider on a case-by-case basis proposals to elect directors annually.  The ability to elect directors is the single most important use of the shareholder franchise, and, as a general matter, we believe that all directors should be accountable on an annual basis.  Nonetheless, we recognize that the basic premise of the staggered election of directors is to provide a continuity of experience on the board and to prevent a precipitous change in the composition of the board.  Moreover, in certain cases, shareholders need some form of protection from hostile takeover attempts, and boards need tools and leverage in order to negotiate effectively with potential acquirers, and a classified board may give incumbent management the ability to combat a hostile takeover attempt and thereby preserve shareholder value. Accordingly we will examine proposals to clarify or declassify boards of directors on a case-by-case basis and vote in the manner we determine to be in the best interests of shareholders.

Incentive Compensation Plans

We usually vote with management regarding employee incentive plans and changes in such plans, but these issues are looked at very closely on a case-by-case basis.  We use RMG for guidance on appropriate compensation ranges for various industries and company sizes.  In addition to considering the individual expertise of management and the value they bring to the company, we also consider the costs associated with stock-based incentive packages including shareholder value transfer and voting power dilution.

We scrutinize very closely the approval of repricing or replacing underwater stock options, taking into consideration the following:

1)                                      The stock’s volatility, to ensure the stock price will not be back in the money over the near term.

2)                                      Management’s rationale for why the repricing is necessary.

3)                                      The new exercise price, which must be set at a premium to market price to ensure proper employee motivation.

4)                                      Other factors, such as the number of participants, term of option, and the value for value exchange.

In large-cap companies we would generally vote against plans that promoted short-term performance at the expense of longer-term objectives.  Dilution, either actual or potential, is, of course, a major consideration in reviewing all incentive plans.  Team leaders in small- and mid-cap companies often view option plans and other employee incentive plans as a critical component of such companies’ compensation structure, and have discretion to approve such plans, notwithstanding dilution concerns.

Shareholder Rights

Cumulative Voting

We generally oppose cumulative voting proposals on the ground that a shareowner or special group electing a director by cumulative voting may seek to have that director represent a narrow special interest rather than the interests of the shareholders as a whole.

Confidential Voting

There are both advantages and disadvantages to a confidential ballot.   Under the open voting system, any shareholder that desires anonymity may register the shares in the name of a bank, a broker or some other nominee.  A confidential ballot may tend to preclude any opportunity for the board to communicate with those who oppose management proposals.

On balance we believe shareholder proposals regarding confidential balloting should generally be approved, unless in a specific case, countervailing arguments appear compelling.

Supermajority Voting

Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions.  Requiring more than this may permit management to entrench themselves by blocking amendments that are in the best interest of shareholders.

Takeover Issues

Votes on mergers and acquisitions must be considered on a case-by-case basis.  The voting decision should depend on a number of factors, including: anticipated financial and operating benefits, the offer price, prospects of the combined companies, changes in corporate governance and their impact on shareholder rights.  It is our policy to vote against management proposals to require supermajority shareholder vote to approve mergers and other significant business combinations, and to vote for shareholder proposals to lower supermajority vote requirements for mergers and acquisitions.  We are also opposed to amendments that attempt to eliminate shareholder approval for acquisitions involving the issuance of more than 10% of the company’s voting stock.  Restructuring proposals will also be evaluated on a case-by-case basis following the same guidelines as those used for mergers.

Among the more important issues that we support, as long as they are not tied in with other measures that clearly entrench management, are:

1)                                      Anti-greenmail provisions, which prohibit management from buying back shares at above market prices from potential suitors without shareholder approval.

2)                                      Fair Price Amendments, to protect shareholders from inequitable two-tier stock acquisition offers.

3)                                      Shareholder Rights Plans (so-called “Poison Pills”), usually “blank check” preferred and other classes of voting securities that can be issued without further shareholder approval.  However, we look at these proposals on a case-by-case basis, and we only approve these devices when proposed by companies with strong, effective managements to force corporate raiders to negotiate with management and assure a degree of stability that will support good long-range corporate goals.  We vote for shareholder proposals asking that a company submit its poison pill for shareholder ratification.

4)                                      “Chewable Pill” provisions, are the preferred form of Shareholder Rights Plan.  These provisions allow the shareholders a secondary option when the Board refuses to withdraw a poison pill against a majority shareholder vote.  To strike a balance of power between management and the shareholder, ideally “Chewable Pill” provisions should embody the following attributes, allowing sufficient flexibility to maximize shareholder wealth when employing a poison pill in negotiations:

•      Redemption Clause allowing the board to rescind a pill after a potential acquirer has surpassed the ownership threshold.

•      No dead-hand or no-hand pills.

•                  Sunset Provisions which allow the shareholders to review, and reaffirm or redeem a pill after a predetermined time frame.

•                  Qualifying Offer Clause which gives shareholders the ability to redeem a poison pill when faced with a bona fide takeover offer.

Social Issues

It is our general policy to vote as management recommends on social issues, unless we feel that voting otherwise will enhance the value of our holdings.  We recognize that highly ethical and competent managements occasionally differ on such matters, and so we review the more controversial issues closely.

EXHIBIT G

Neuberger Berman Management Inc.

Proxy summary

Neuberger Berman has implemented written Proxy Voting Policies and Procedures (Proxy Voting Policy) that are designed to reasonably ensure that Neuberger Berman votes proxies prudently and in the best interest of its advisory clients for whom Neuberger Berman has voting authority. The Proxy Voting Policy also describes how Neuberger Berman addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.

Neuberger Berman’s Proxy Committee is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process, and engaging and overseeing any independent third-party vendors as voting delegate to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, Neuberger Berman utilizes Glass, Lewis & Co. LLC (Glass Lewis) to vote proxies in accordance with Neuberger Berman’s voting guidelines.

For socially responsive clients, Neuberger Berman has adopted socially responsive voting guidelines. For non-socially responsive clients, Neuberger Berman’s guidelines adopt the voting recommendations of Glass Lewis. Neuberger Berman retains final authority and fiduciary responsibility for proxy voting. Neuberger Berman believes that this process is reasonably designed to address material conflicts of interest that may arise between Neuberger Berman and a client as to how proxies are voted.

In the event that an investment professional at Neuberger Berman believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with Neuberger Berman’s proxy voting guidelines or in a manner inconsistent with Glass Lewis recommendations, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between Neuberger Berman and the client with respect to the voting of the proxy in that manner.

If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional presents a material conflict of interest between Neuberger Berman and the client or clients with respect to the voting of the proxy, the proxy Committee shall: (i) take no further action, in which case Glass Lewis shall vote such proxy in accordance with the proxy voting guidelines or as Glass Lewis recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

EXHIBIT H

T. ROWE PRICE PROXY VOTING - PROCESS AND POLICIES

T. Rowe Price Associates, Inc., T. Rowe Price International, Inc. and T. Rowe Price Global Investment Services Limited (collectively, “T. Rowe Price”) recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote on issues submitted to shareholder vote—such as election of directors and important matters affecting a company’s structure and operations.  As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the investment companies that it sponsors and serves as investment adviser. T. Rowe Price also is involved in the proxy process on behalf of its institutional and private counsel clients who have requested such service.  For those private counsel clients who have not delegated their voting responsibility but who request advice, T. Rowe Price makes recommendations regarding proxy voting.  T. Rowe Price reserves the right to decline to vote proxies in accordance with client-specific voting guidelines.

Proxy Administration

The T. Rowe Price Proxy Committee develops our firm’s positions on all major corporate and social responsibility issues, creates guidelines, and oversees the voting process.  The Proxy Committee, composed of portfolio managers, investment operations managers, and internal legal counsel, analyzes proxy policies based on whether they would adversely affect shareholders’ interests and make a company less attractive to own.  In evaluating proxy policies each year, the Proxy Committee relies upon our own fundamental research, independent proxy research provided by third parties such as RiskMetrics Group (“RMG”) (formerly known as Institutional Shareholder Services) and Glass Lewis, and information presented by company managements and shareholder groups.

Once the Proxy Committee establishes its recommendations, they are distributed to the firm’s portfolio managers as voting guidelines.  Ultimately, the portfolio manager decides how to vote on the proxy proposals of companies in his or her portfolio.  Because portfolio managers may have differences of opinion on portfolio companies and their proxies, or their portfolios may have different investment objectives, these factors, among others, may lead to different votes between portfolios on the same proxies.  When portfolio managers cast votes that are counter to the Proxy Committee’s guidelines, they are required to document their reasons in writing to the Proxy Committee.  Annually, the Proxy Committee reviews T. Rowe Price’s proxy voting process, policies, and voting records.

T. Rowe Price has retained RMG, an expert in the proxy voting and corporate governance area, to provide proxy advisory and voting services.  These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts.  While the Proxy Committee relies upon RMG research in establishing T. Rowe Price’s voting guidelines—many of which are consistent with RMG positions—T. Rowe Price occasionally may deviate from RMG recommendations on some general policy issues and a number of specific proxy proposals.

Fiduciary Considerations

T. Rowe Price’s decisions with respect to proxy issues are made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company.  Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.  For example, we might refrain from voting if we or our agents are required to appear in person at a shareholder meeting or if the exercise of voting rights results in the imposition of trading or other ownership restrictions.

Consideration Given Management Recommendations

When determining whether to invest in a particular company, one of the primary factors T. Rowe Price considers is the quality and depth of its management.  As a result, T. Rowe Price believes that recommendations of management on most issues should be given weight in determining how proxy issues should be voted.

T. Rowe Price Voting Policies

Specific voting guidelines have been established by the Proxy Committee for recurring issues that appear on proxies, which are available to clients upon request.  The following is a summary of the more significant T. Rowe Price policies:

Election of Directors

T. Rowe Price generally supports slates with a majority of independent directors.  We vote against outside directors that do not meet certain criteria relating to their independence but who serve on key board committees. We vote against directors who are unable to dedicate sufficient time to their board duties due to their commitment to other boards.  T. Rowe Price also votes against inside directors serving on key board committees and directors who miss more than one-fourth of the scheduled board meetings.  We may vote against directors for failing to establish a formal nominating committee, as well as compensation committee members who approve excessive compensation plans.  We support efforts to elect all board members annually because boards with staggered terms act as deterrents to takeover proposals.  To strengthen boards’ accountability to shareholders, T. Rowe Price generally supports proposals calling for a majority vote threshold for the election of directors.

Executive Compensation

Our goal is to assure that a company’s equity-based compensation plan is aligned with shareholders’ long-term interests.  While we evaluate plans on a case-by-case basis, T. Rowe Price generally opposes compensation packages that provide what we view as excessive awards to a few senior executives or that contain excessively dilutive stock option plans. We base our review on criteria such as the costs associated with the plan, plan features, burn rates which are excessive in relation to the company’s peers, dilution to shareholders and comparability to plans in the company’s peer group.  We generally oppose plans that give a company the ability to reprice options or to grant options at below market prices, unless such plans appropriately balance shareholder and employee interests, and the retention of key personnel has become a genuine risk to the company’s business.  For companies with particularly egregious pay practices we may vote against compensation committee members.  Finally, we vote for proposals (either management or shareholder-sponsored) calling for shareholder ratification of a company’s executive compensation practices (“Say-on-Pay” proposals) a majority of the time.

Mergers and Acquisitions – T. Rowe Price considers takeover offers, mergers, and other extraordinary corporate transactions on a case-by-case basis to determine if they are beneficial to shareholders’ current and future earnings stream and to ensure that our Price Funds and clients are receiving fair compensation in exchange for their investment.

Anti-takeover, Capital Structure and Corporate Governance Issues

T. Rowe Price generally opposes anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions.  Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes and poison pills.  We also oppose proposals which give management a “blank check” to create new classes of stock with disparate rights and privileges.  When voting on capital structure proposals, we will consider the dilutive impact to shareholders and the effect on shareholder rights.  We generally support shareholder proposals that call for the separation of the Chairman and CEO positions unless there are sufficient governance safeguards already in place. With respect to proposals for the approval of a company’s auditor, we typically oppose auditors who have a significant non-audit relationship with the company.

Social and Corporate Responsibility Issues

T. Rowe Price generally votes with a company’s management on social, environmental and corporate responsibility issues unless they have substantial investment implications for the company’s business and operations that have not been adequately addressed by management.  T. Rowe Price supports well-targeted shareholder proposals on environmental and other public policy issues that are particularly relevant to a company’s businesses.

Monitoring and Resolving Conflicts of Interest

The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting.  We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our clients.  While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing or sales.  Since our voting guidelines are pre-determined by the Proxy Committee using recommendations from RMG, an independent third party, application of the T. Rowe Price guidelines to vote clients’ proxies should in most instances adequately address any possible conflicts of interest.  However, for proxy votes inconsistent with T. Rowe Price guidelines, the Proxy Committee reviews all such proxy votes in order to determine whether the portfolio manager’s voting rationale appears reasonable.  The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company’s proxy.  Issues raising possible conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote.  With respect to personal conflicts of interest, T. Rowe Price’s Code of Ethics requires all employees to avoid placing themselves in a “compromising position” where their interests may conflict with those of our clients and restricts their ability to engage in certain outside business activities.   Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

Reporting

Vote Summary Reports are generated for each client that requests T. Rowe Price to furnish proxy voting records.  The report specifies the portfolio companies, meeting dates, proxy proposals, votes cast for the client during the period, and the position taken with respect to each issue.  Reports normally cover quarterly or annual periods.  If you wish to receive a copy of your account’s voting record, please contact your T. Rowe Price Client Relationship Manager.

T. ROWE PRICE ASSOCIATES, INC

T. ROWE PRICE INTERNATIONAL, INC

T. ROWE PRICE GLOBAL INVESTMENT SERVICES, LTD

T. ROWE PRICE GLOBAL ASSET MANAGEMENT, LTD

PROXY VOTING POLICIES AND PROCEDURES

RESPONSIBILITY TO VOTE PROXIES

T. Rowe Price Associates, Inc., T. Rowe Price International, Inc., T. Rowe Price Global Investment Services Limited, and T. Rowe Price Global Asset Management Limited (“T. Rowe Price”) recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company’s directors and on matters affecting certain important aspects of the company’s structure and operations that are submitted to shareholder vote.  As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the U.S.-registered investment companies which it sponsors and serves as investment adviser (“T. Rowe Price Funds”) and by institutional and private counsel clients who have requested that T. Rowe Price be involved in the proxy process.  T. Rowe Price has assumed the responsibility for voting proxies on behalf of the T. Rowe Price Funds and certain counsel clients who have delegated such responsibility to T. Rowe Price.  In addition, T. Rowe Price makes recommendations regarding proxy voting to counsel clients who have not delegated the voting responsibility but who have requested voting advice.

T. Rowe Price has adopted these Proxy Voting Policies and Procedures (“Policies and Procedures”) for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies.

Fiduciary Considerations.  It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular client or Price Fund.  Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities.  Practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

Consideration Given Management Recommendations.  One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. The Policies and Procedures were developed with the recognition that a company’s management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company’s board of directors.  Accordingly, T. Rowe Price believes that the recommendation of management on most issues should be given weight in determining how proxy issues should be voted.  However, the position of the company’s management will not be supported in any situation where it is found to be not in the best interests of the client, and the portfolio manager may always elect to vote contrary to management when he or she believes a particular proxy proposal may adversely affect the investment merits of owning stock in a portfolio company.

ADMINISTRATION OF POLICIES AND PROCEDURES

Proxy Committee.  T. Rowe Price’s Proxy Committee (“Proxy Committee”) is responsible for establishing positions with respect to corporate governance and other proxy issues, including those involving corporate and social responsibility issues.  The Proxy Committee also reviews questions and responds to inquiries from clients and mutual fund shareholders pertaining to proxy issues.  While the Proxy Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or counsel client. Rather, this responsibility is held by the Chairperson of the Fund’s Investment Advisory Committee or counsel client’s portfolio manager.

Investment Services Group.  The Investment Services Group is responsible for administering the proxy voting process as set forth in the Policies and Procedures.

Proxy Administrator.  The Investment Services Group will assign a Proxy Administrator who will be responsible for ensuring that all meeting notices are reviewed and important proxy matters are communicated to the portfolio managers for consideration.

HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED

In order to facilitate the proxy voting process, T. Rowe Price has retained RiskMetrics Group (“RMG”), formerly known as Institutional Shareholder Services (“ISS”), as an expert in the proxy voting and corporate governance area. RMG specializes in providing a variety of fiduciary-level proxy advisory and voting services.  These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts.  While the Proxy Committee relies upon RMG research in establishing T. Rowe Price’s proxy voting guidelines, and many of our guidelines are consistent with RMG positions, T. Rowe Price deviates from RMG recommendations on some general policy issues and a number of specific proxy proposals.

Meeting Notification

T. Rowe Price utilizes RMG’s voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. RMG tracks and reconciles T. Rowe Price holdings against incoming proxy ballots.  If ballots do not arrive on time, RMG procures them from the appropriate custodian or proxy distribution agent.  Meeting and record date information is updated daily, and transmitted to T. Rowe Price through Governance Analytics, RMG’s web-based application.  RMG is also responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to T. Rowe Price upon request.

Vote Determination

RMG provides comprehensive summaries of proxy proposals, publications discussing key proxy voting issues, and specific vote recommendations regarding portfolio company proxies to assist in the proxy research process.  The final authority and responsibility for proxy voting decisions remains with T. Rowe Price.  Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the viewpoint of our clients.

Portfolio managers may decide to vote their proxies consistent with T. Rowe Price’s policies as set by the Proxy Committee and instruct our Proxy Administrator to vote all proxies accordingly.  Alternatively, portfolio managers may request to review the vote recommendations and sign-off on all the proxies before the votes are cast, or may choose only to sign-off on those votes cast against management.   The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the vote guidelines of the Proxy Committee.   In all cases, the portfolio managers may elect to receive current reports summarizing all proxy votes in his or her client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their votes. The Proxy Administrator is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is cast in opposition to T. Rowe Price policy.

T. Rowe Price Voting Policies

Specific voting guidelines have been adopted by the Proxy Committee for routine anti-takeover, executive compensation and corporate governance proposals, as well as other common shareholder proposals, and are available to clients upon request.  The following is a summary of the significant T. Rowe Price policies:

Election of Directors – T. Rowe Price generally supports slates with a majority of independent directors. T. Rowe Price withholds votes for outside directors that do not meet certain criteria relating to their independence and who serve on key board committees. We withhold votes from directors who are unable to dedicate sufficient time to their board duties due to their commitments to other boards. We also withhold votes for inside directors serving on key board committees and for directors who miss more than one-fourth of the scheduled board meetings.  We may also withhold votes from inside directors for failing to establish a formal nominating committee. We support efforts to elect all board members annually because boards with staggered terms act as deterrents to takeover proposals. To strengthen boards’ accountability to shareholders, T. Rowe Price supports proposals calling for a majority vote threshold for the election of directors.

Anti-takeover, Capital Structure and Corporate Governance Issues — T. Rowe Price generally opposes anti-takeover measures since they adversely impact shareholder rights and limit the ability of shareholders to act on possible transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes, and poison pills.  We also oppose proposals that give management a “blank check” to create new classes of stock with disparate rights and privileges. When voting on capital structure proposals, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights. We generally support shareholder proposals that call for the separation of the Chairman and CEO positions unless there are sufficient governance safeguards already in place. With respect to proposals for the approval of a company’s auditor, we typically oppose auditors who have a significant non-audit relationship with the company.

Executive Compensation Issues – T. Rowe Price’s goal is to assure that a company’s equity-based compensation plan is aligned with shareholders’ long-term interests.  While we evaluate plans on a case-by-case basis, T. Rowe Price generally opposes compensation packages that provide what we view as excessive awards to a few senior executives or that contain excessively dilutive stock option grants based on a number of criteria such as the costs associated with the plan, plan features, burn rates which are excessive in relation to the company’s peers, dilution to shareholders and comparability to plans in the company’s peer group.   We generally oppose efforts to reprice options in the event of a decline in value of the underlying stock.  For companies with particularly egregious pay practices such as excessive severance packages, perks, and bonuses (despite under- performance), or moving performance targets (to avoid poor payouts), we may withhold votes from compensation committee members.

Mergers and Acquisitions – T. Rowe Price considers takeover offers, mergers, and other extraordinary corporate transactions on a case-by-case basis to determine if they are beneficial to shareholders’ current and future earnings stream and to ensure that our Price Funds and clients are receiving fair compensation in exchange for their investment.

Social and Corporate Responsibility Issues – Vote recommendations for corporate responsibility issues are generated by the Global Corporate Governance Analyst using RMG’s proxy research.  T. Rowe Price generally votes with a company’s management on social, environmental and corporate responsibility issues unless the issue has substantial investment implications for the company’s business or operations which have not been adequately addressed by management. T. Rowe Price may support well-targeted shareholder proposals that call for enhanced disclosure by companies on environmental and other public policy issues that are particularly relevant to their businesses.

Global Portfolio Companies – RMG applies a two-tier approach to determining and applying global proxy voting policies.  The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company’s domicile.  The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance.  The goal is to enhance shareholder value through effective use of shareholder franchise, recognizing that application of policies developed for U.S. corporate governance issues are not necessarily appropriate for all markets. The Proxy Committee has reviewed RMG’s general global policies and has developed international proxy voting guidelines which in most instances are consistent with RMG recommendations.

Votes Against Company Management – Where RMG recommends a vote against management on any particular proxy issue, the Proxy Administrator ensures that the portfolio manager reviews such recommendations before a vote is cast.  Consequently, if a portfolio manager believes that management’s view on a particular proxy proposal may adversely affect the investment merits of owning stock in a particular company, he/she votes contrary to management. Also, our research analysts present their voting recommendations in such situations to our portfolio managers.

Index and Passively Managed Accounts – Proxy voting for index and other passively-managed portfolios is administered by the Investment Services Group using T. Rowe Price’s policies as set by the Proxy Committee.  If a portfolio company is held in both an actively managed account and an index account, the index account will default to the vote as determined by the actively managed proxy voting process.

Divided Votes – In the unusual situation where a decision is made which is contrary to the policies established by the Proxy Committee, or differs from the vote for any other client or T. Rowe Price Fund, the Investment Services Group advises the portfolio managers involved of the divided vote. The persons representing opposing views may wish to confer to discuss their positions.  In such instances, it is the normal practice for the portfolio manager to document the reasons for the vote if it is against T. Rowe Price policy.  The Proxy Administrator is responsible for assuring that adequate documentation is maintained to reflect the basis for any vote which is cast in opposition to T. Rowe Price policy.

Shareblocking – Shareblocking is the practice in certain foreign countries of “freezing” shares for trading purposes in order to vote proxies relating to those shares.  In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted.  Shareblocking typically takes place between one and fifteen (15) days before the shareholder meeting, depending on the market.  In markets where shareblocking applies, there is a potential for a pending trade to fail if trade settlement takes place during the blocking period.  T. Rowe Price’s policy is generally to abstain from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the loss of liquidity in the blocked shares.

Securities on Loan – The T. Rowe Price Funds and our institutional clients may participate in securities lending programs to generate income.  Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the voting deadline.  T. Rowe Price’s policy is generally not to vote securities on loan unless the portfolio manager has knowledge of a material voting event that could affect the value of the loaned securities. In this event, the portfolio manager has the discretion to instruct the Proxy Administrator to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting.

Vote Execution and Monitoring of Voting Process

Once the vote has been determined, the Proxy Administrator enters votes electronically into RMG’s Governance Analytics system.  RMG then transmits the votes to the proxy agents or custodian banks and sends electronic confirmation to T. Rowe Price indicating that the votes were successfully transmitted.

On a daily basis, the Proxy Administrator queries the Governance Analytics system to determine newly announced meetings and meetings not yet voted.  When the date of the stockholders’ meeting is approaching, the Proxy Administrator contacts the applicable portfolio manager if the vote for a particular client or Price Fund has not yet been recorded in the computer system.

Should a portfolio manager wish to change a vote already submitted, the portfolio manager may do so up until the deadline for vote submission, which varies depending on the company’s domicile.

Monitoring and Resolving Conflicts of Interest

The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders.  While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales.  Since T. Rowe Price’s voting guidelines are pre-determined by the Proxy Committee using recommendations from RMG, an independent third party, application of the T. Rowe Price guidelines by fund portfolio managers to vote fund proxies should in most instances adequately address any possible conflicts of interest.  However, the Proxy Committee reviews all proxy votes that are inconsistent with T. Rowe Price guidelines to determine whether the portfolio manager’s voting rationale appears reasonable.  The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company’s proxy.  Issues raising possible conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote.  With respect to personal conflicts of interest, T. Rowe Price’s Code of Ethics and Conduct requires all employees to avoid placing themselves in a “compromising position” in which their interests may conflict with those of our clients and restricts their ability to engage in certain outside business activities.  Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

Specific Conflict of Interest Situations -  Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price policy, and votes inconsistent with policy will not be permitted.   In addition, T. Rowe Price has voting authority for proxies of the holdings of certain T. Rowe Price funds that invest in other T. Rowe Price funds.  In cases where the underlying fund of a T. Rowe Price fund-of -funds holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the fund-of-funds in the same proportion as the votes cast by the shareholders of the underlying funds.

REPORTING AND RECORD RETENTION

Vote Summary Reports will be generated for each client that requests T. Rowe Price to furnish proxy voting records.  The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue.  Reports normally cover quarterly or annual periods.  All client requests for proxy information will be recorded and fulfilled by the Proxy Administrator.

T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company’s management, and documentation on shares voted differently.  In addition, any document which is material to a proxy voting decision such as the T. Rowe Price voting guidelines, Proxy Committee meeting materials, and other internal research relating to voting decisions will be kept.  Proxy statements received from issuers (other than those which are available on the SEC’s EDGAR database) are kept by RMG in its capacity as voting agent and are available upon request. All proxy voting materials and supporting documentation are retained for six years.

EXHIBIT I

TURNER INVESTMENT PARTNERS, INC.

 TURNER INVESTMENT MANAGEMENT LLC

Proxy Voting Policy and Procedures

Turner Investment Partners, Inc., as well as its investment advisory affiliate, Turner Investment Management LLC (collectively, Turner), act as fiduciaries in relation to their clients and the assets entrusted by them to their management.  Where the assets placed in Turner’s care include shares of corporate stock, and except where the client has expressly reserved to itself or another party the duty to vote proxies, it is Turner’s duty as a fiduciary to vote all proxies relating to such shares.

Duties with Respect to Proxies:

Turner has an obligation to vote all proxies appurtenant to shares of corporate stock owned by its client accounts in the best interests of those clients.  In voting these proxies, Turner may not be motivated by, or subordinate the client’s interests to, its own objectives or those of persons or parties unrelated to the client.  Turner will exercise all appropriate and lawful care, skill, prudence and diligence in voting proxies, and shall vote all proxies relating to shares owned by its client accounts and received by Turner.  Turner shall not be responsible, however, for voting proxies that it does not receive in sufficient time to respond.

Delegation:

In order to carry out its responsibilities in regard to voting proxies, Turner must track all shareholder meetings convened by companies whose shares are held in Turner client accounts, identify all issues presented to shareholders at such meetings, formulate a principled position on each such issue and ensure that proxies pertaining to all shares owned in client accounts are voted in accordance with such determinations.

Consistent with these duties, Turner has delegated certain aspects of the proxy voting process to Institutional Shareholder Services, and its Proxy Voter Services (PVS) subsidiary.  PVS is a separate investment adviser registered under the Investment Advisers Act of 1940, as amended.  Under an agreement entered into with Turner, PVS has agreed to vote proxies in accordance with recommendations developed by PVS and overseen by Turner, except in those instances where Turner has provided it with different direction.

Review and Oversight:

Turner has reviewed the methods used by PVS to identify and track shareholder meetings called by publicly traded issuers throughout the United States and around the globe.  Turner has satisfied itself that PVS operates a system reasonably designed to identify all such meetings and to provide Turner with timely notice of the date, time and place of such meetings.  Turner has further reviewed the principles and procedures employed by PVS in making recommendations on voting proxies on each issue presented, and has satisfied itself that PVS’s recommendations are: (i) based upon an appropriate level of diligence and research, and (ii) designed to further the interests of shareholders and not serve other unrelated or improper interests.  Turner, either directly or through its duly-constituted Proxy Committee, shall review its determinations as to PVS at least annually.

Notwithstanding its belief that PVS’s recommendations are consistent with the best interests of shareholders and appropriate to be implemented for Turner’s client accounts, Turner has the right and the ability to depart from a recommendation made by PVS as to a particular vote, slate of candidates or otherwise, and can direct PVS to vote all or a portion of the shares owned for client accounts in accordance with Turner’s preferences.  PVS is bound to vote any such shares subject to that direction in strict accordance with all such instructions.  Turner, through its Proxy Committee, reviews on a regular basis the overall shareholder meeting agenda, and seeks to identify shareholder votes that warrant further review based upon either (i) the total number of shares of a particular company stock that Turner holds for its clients accounts, or (ii) the particular subject matter of a shareholder vote, such as board independence or shareholders’ rights issues.  In determining whether to depart from a PVS recommendation, the Turner Proxy Committee looks to its view of the best interests of shareholders, and provides direction to PVS only where in Turner’s view departing from the PVS recommendation appears to be in the best interests of Turner’s clients as shareholders.  The Proxy Committee keeps minutes of its determinations in this regard.

Conflicts of Interest:

Turner stock is not publicly traded, and Turner is not otherwise affiliated with any issuer whose shares are available for purchase by client accounts.  Further, no Turner affiliate currently provides brokerage, underwriting, insurance, banking or other financial services to issuers whose shares are available for purchase by client accounts.

Where a client of Turner is a publicly traded company in its own right, Turner may be restricted from acquiring that company’s securities for the client’s benefit.  Further, while Turner believes that any particular proxy issues involving companies that engage Turner, either directly or through their pension committee or otherwise, to manage assets on their behalf, generally will not present conflict of interest dangers for the firm or its clients, in order to avoid even the appearance of a conflict of interest, the Proxy Committee will determine, by surveying the Firm’s employees or otherwise, whether Turner, an affiliate or any of their officers has a business, familial or personal relationship with a participant in a proxy contest, the issuer itself or the issuer’s pension plan, corporate directors or candidates for directorships.  In the event that any such relationship is found to exist, the Proxy Committee will take appropriate steps to ensure that any such relationship (or other potential conflict of interest), does not influence Turner’s or the Committee’s decision to provide direction to PVS on a given vote or issue.  Further to that end, Turner will adhere to all recommendations made by PVS in connection with all shares issued by such companies and held in Turner client accounts, and, absent extraordinary circumstances that will be documented in writing, will not subject any such proxy to special review by the Proxy Committee.  Turner will seek to resolve any conflicts of interests that may arise prior to voting proxies in a manner that reflects the best interests of its clients.

Securities Lending:

Turner will generally not vote nor seek to recall in order to vote shares on loan in connection with client administered securities lending programs, unless it determines that a vote is particularly significant.  Seeking to recall securities in order to vote them even in these limited circumstances may nevertheless not result in Turner voting the shares because the securities are unable to be recalled in time from the party with custody of the securities, or for other reasons beyond Turner’s control.

Obtaining Proxy Voting Information:

To obtain information on how Turner voted proxies, please contact:

Andrew Mark, Director of Operations and Technology Administration

c/o Turner Investment Partners, Inc.

1205 Westlakes Drive, Suite 100

Berwyn, PA 19312

Recordkeeping:

Turner shall retain its (i) proxy voting policies and procedures; (ii) proxy statements received regarding client statements; (iii) records or votes it casts on behalf of clients; (iv) records of client requests for proxy voting information, and (v) any documents prepared by Turner that are material in making a proxy voting decision.  Such records may be maintained with a third party, such as PVS, that will provide a copy of the documents promptly upon request.

Adopted:  July 1, 2003

Last revised:    April 1, 2007

EXHIBIT J

VONTOBEL ASSET MANAGEMENT, INC.

PROXY VOTING POLICIES AND PROCEDURES

(Adopted July, 2003)

Pursuant to the recent adoption by the Securities and Exchange Commission (the “Commission”) of Rule 206(4)-6 (17 CFR 275.206(4)-6) and amendments to Rule 204-2 (17 CFR 275.204-2) under the Investment Advisers Act of 1940 (the “Act”), it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Act, for an investment adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

In order to fulfill our responsibilities under the Act, Vontobel Asset Management, Inc. (hereinafter “Vontobel”) has adopted the following policies and procedures for proxy voting with regard to companies in our clients’ investment portfolios.

KEY OBJECTIVES

The key objectives of these policies and procedures recognize that a company’s management is entrusted with the day-to-day operations and longer term strategic planning of the company, subject to the oversight of the company’s board of directors.

While “ordinary business matters” are primarily the responsibility of management and should be approved solely by the corporation’s board of directors, these objectives also recognize that the company’s shareholders must have final say over how management and directors are performing, and how shareholders’ rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders.

Therefore, we will pay particular attention to the following matters in exercising our proxy voting responsibilities as a fiduciary for our clients:

Accountability. Each company should have effective means in place to hold those entrusted with running a company’s business accountable for their actions. Management of a company should be accountable to its board of directors and the board should be accountable to shareholders.

Alignment of Management and Shareholder Interests. Each company should endeavor to align the interests of management and the board of directors with the interests of the company’s shareholders. For example, we generally believe that compensation should be designed to reward management for doing a good job of creating value for the shareholders of the company.

Transparency. Promotion of timely disclosure of important information about a company’s business operations and financial performance enables investors to evaluate the performance of a company and to make informed decisions about the purchase and sale of a company’s securities.

DECISION METHODS

This policy applies only to those Vontobel clients who in their investment advisory contract have chosen to have us vote their proxies. A client can change their proxy-voting decision at any time upon written notice.

The sheer number of proxy votes related to client holdings makes it impossible for Vontobel to research each and every proxy issue. Recognizing the importance of informed and responsible proxy voting, we rely on Institutional Shareholder Services (ISS) to provide proxy voting research and guidance. ISS offers two separate policies, one general plan and another for Taft-Hartley clients. In most cases we vote in strict accordance with ISS recommendations, but we reserve the right to change that vote when a majority of the Portfolio Managers disagree with an ISS recommendation or the firm is otherwise advised by the client in writing. In those instances, a memo will be written to document the research presented, discussion points and final decision regarding the vote.

Whenever a proxy vote presents a material conflict between the interests of a client, on the one hand, and our interests or the interests of a person affiliated with us, on the other, we will abstain from making a voting decision and will forward all of the necessary proxy voting materials to the client to enable the client to cast the votes.

CLIENT INFORMATION

A copy of these Proxy Voting Policies and Procedures is available to our clients, without charge, upon request, by calling our Compliance Officer, Joseph Mastoloni at (212) 415-7051. We will send a copy of these Proxy Voting Policies and Procedures within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

Clients may obtain a summary of the proxy votes cast by us for that client’s portfolio by requesting a summary from the firm’s Operations Manager, Edgar Ruffin at Vontobel Asset Management, Inc., 450 Park Avenue, New York, NY 10022.

EXHIBIT K

WELLS CAPITAL MANAGEMENT

PROXY VOTING POLICIES AND PROCEDURES

I. Introduction:

As a fiduciary, Wells Capital Management (“WellsCap”) is obligated to vote proxies in the best interests of its clients. WellsCap has developed a structure that is designed to ensure that proxy voting is conducted in an appropriate manner, consistent with the clients’ best interest and within the framework of this Proxy Voting Policy (“Policy”). WellsCap has adopted this Policy in order to satisfy its fiduciary obligation. It is intended that this Policy also satisfies the requirements of Rule 206(4)-6 under the Investment Advisers Act of 940, as amended (the “Advisers’ Act”).

WellsCap manages assets for a variety of clients: Taft-Hartley plans, governmental plans, foundations and endowments, corporations, and investment companies and other collective investment vehicles. Unless the client specifically reserves the right to vote their own proxies, WellsCap will vote proxies with a goal of maximizing shareholder value as a long-term investor and consistent with the governing laws and investment policies of each portfolio. While securities are not purchased to exercise control or to seek to effect corporate change through share ownership, Wells Capital Management supports sound corporate governance practices within companies in which they invest.

II. Voting

Philosophy:

When WellsCap accepts delegation from its clients to vote proxies, it does not delegate that authority to any other person or entity, but retains complete authority for voting all proxies on behalf of its clients. Not all clients delegate proxy-voting authority to WellsCap, however, and WellsCap will not vote proxies, or provide advice to clients on how to vote proxies in the absence of specific delegation of authority, a pre-existing contractual agreement, or an obligation under the applicable law. For example, securities that are held in an investment advisory account for which WellsCap exercises no investment discretion are not voted by WellsCap. Also, WellsCap may not exercise discretion over shares that the client has committed to a stock loan program, which passes voting rights to the party with possession of the shares. From time to time, WellsCap may participate with a dissident group to vote proxies. In such case, WellsCap’s appointment of an agent for limited purposes will not be deemed a delegation of authority under this Policy. WellsCap relies on a third party to provide research, administration and vote execution. Notwithstanding, WellsCap retains final authority and fiduciary responsibility for proxy voting.

Responsibilities

1. Proxy Administrator

WellsCap’s proxy voting process is administered by its Operations Department (“Proxy Administrator”), who reports to WellsCap’s Chief Operations Officer. The Proxy Administrator is responsible for administering and overseeing the proxy voting process to ensure the implementation of the Procedures. The Proxy Administrator monitors third party voting of proxies to ensure it’s being done in a timely and responsible manner. The Proxy Administrator in conjunction with the Proxy Committee reviews the continuing appropriateness of the Procedures set forth herein, recommends revisions as necessary and provides an annual update on the proxy voting process.

2. The Proxy Committee: The Proxy Committee is chaired by the Head of Equity Investments. The Committee members are selected from portfolio management groups and include investment risk personnel. Members of the Committee are identified as Appendix A of this Policy and are subject to change upon approval from the Committee Chair.

3. WellsCap Legal/Compliance Department provides oversight and guidance to the Committee as necessary.

4. Third Parties

To assist in its proxy-voting responsibilities, WellsCap subscribes to research and other proxy-administration services. Currently, WellsCap has contracted with RiskMetrics Group (formally ISS), a provider of proxy-voting services, to provide the following services to WellsCap:

• Independently analyze and make recommendations for proxy proposals in accordance with the relevant voting platform as identified in Appendix B, et seq.;

• Receive all proxy information sent by custodians that hold securities of WellsCap’s Proxy Clients;

• Posts proxy information on its password-protected website, including meeting dates, agendas, and RiskMetrics’ analysis.

• Provides WellsCap with vote administration and execution, recordkeeping (proxy statements and votes), and reporting support services.

C. Methodology

Except in instances where clients have retained voting authority, WellsCap will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to RiskMetrics. The Proxy Administrator reviews this information regularly and communicates with representatives of RiskMetrics to ensure that all agendas are considered and proxies are voted on a timely basis.

1. Voting Guidelines. WellsCap, through its agent (RiskMetrics), votes proxies on different platforms subject to the client’s expressed goals. The two key platforms are: (i) the custom WellsCap Proxy Guideline, and (ii) RiskMetrics’ Taft Hartley Advisory Services platform, which researches recommendations made by the AFL-CIO. These Guidelines set forth how proxies will be voted on the issues specified. Depending upon the proposal and the platform, the guidelines may provide that proxies be voted “for” or “against” the proposal, or that the proposal should be considered on a case-by-case basis. The guideline may also be silent on a particular proposal, especially regarding foreign securities.

RiskMetrics will vote proxies for or against as directed by the guidelines. Where the guidelines specify a “case by case” determination for a particular issue, RiskMetrics will evaluate the proxies based on thresholds established in the proxy guidelines relative to the platform. In addition, for proxies relating to issues not addressed in the guidelines, WellsCap will defer to RiskMetrics’ Proxy Guidelines as appropriate. Finally, the Proxy Administrator shall have the authority to direct RiskMetrics to forward the proxy to him or her for a discretionary vote, in consultation with the Proxy Committee or the portfolio manager covering the subject security, if the Proxy Committee or the portfolio manager determines that a case-by-case review of such matter is warranted. Where a potential conflict of interest is identified (as described herein), WellsCap may not deviate from the Procedures unless it has a documented compelling purpose to do so.

2. Voting Discretion. In all cases, the Proxy Administrator will exercise its voting discretion in accordance with the voting philosophy of the selected guideline. In cases where a proxy is forwarded by RiskMetrics to the Proxy Administrator, the Proxy Administrator may be assisted in its voting decision through receipt of: (i) independent research and voting recommendations provided by RiskMetrics, Portfolio Management or other independent sources; or (ii) information provided by company managements and shareholder groups. WellsCap believes that input from a portfolio manager or research analyst with knowledge of the issuer and its securities (collectively “Portfolio Manager”) is essential. Portfolio Management is, in WellsCap’s view, best able to evaluate the impact that the outcome on a particular proposal will have on the value of the issues shares. In the event that the Proxy Administrator is aware of a material conflict of interest involving Wells Fargo/Wells Capital Management or any of its affiliates regarding a proxy that has been forwarded to him or her, the Proxy Administrator will, absent compelling circumstances, return the proxy to RiskMetrics to be voted in conformance with the voting guidelines of RiskMetrics.

Voting decisions made by the Proxy Administrator will be reported to RiskMetrics to ensure that the vote is registered in a timely manner.

3. Securities on Loan. As a general matter, securities on loan will not be recalled to facilitate proxy voting (in which case the borrower of the security shall be entitled to vote the proxy).

4. Conflicts of Interest. WellsCap has obtained a copy of RiskMetrics policies, procedures and practices regarding potential conflicts of interest that could arise in RiskMetrics proxy voting services to WellsCap as a result of business conducted by RiskMetrics. WellsCap believes that potential conflicts of interest by RiskMetrics are minimized by these policies, procedures and practices. In addition, Wells Fargo and/or Wells Capital Management may have a conflict of interest regarding a proxy to be voted upon if, for example, Wells Fargo and/or Wells Capital Management or its affiliates have other relationships with the issuer of the proxy. WellsCap believes that, in most instances, any material conflicts of interest will be minimized through a strict and objective application by RiskMetrics of the voting guidelines attached hereto. However, when the Proxy Administrator is aware of a material conflict of interest regarding a matter that would otherwise require a vote by WellsCap, the Proxy Administrator shall defer to RiskMetrics to vote in conformance with the voting guidelines of RiskMetrics. In addition, the Proxy Administrator will seek to avoid any undue influence as a result of any material conflict of interest that exists between the interest of a client and WellsCap or any of its affiliates. To this end, an independent fiduciary engaged by Wells Fargo will direct the Proxy Administrator on voting instructions for the Wells Fargo proxy.

III. Other Provisions

Guideline Review

The Proxy Committee meets at least semi-annually to review this Policy and consider changes to it or changes to specific proxy voting guidelines (the “Approved Guidelines” - discussed below). Meetings may be convened more frequently (for example, to discuss a specific proxy agenda or proposal) as requested by the Manager of Proxy Administration, any member of the Proxy Committee, or WellsCap’s Chief Compliance Officer. A representative of WellsCap’s Compliance Department will be present (on a best efforts basis) at all Proxy Committee meetings, but will not vote on the proxies.

Record Retention

WellsCap will maintain the following records relating to the implementation of the Procedures:

•                  A copy of these proxy voting polices and procedures;

•                  Proxy statements received for client securities (which will be satisfied by relying on RiskMetrics);

•                  Records of votes cast on behalf of clients (which RiskMetrics maintains on behalf of WellsCap);

•                  Records of each written client request for proxy voting records and WellsCap’s written response to any client request (written or oral) for such records; and

•                  Any documents prepared by WellsCap or RiskMetrics that were material to making a proxy voting decision.

Such proxy voting books and records shall be maintained at an office of WellsCap in an easily accessible place for a period of five years.

Disclosure of Policies and Procedures

WellsCap will disclose to its clients a summary description of its proxy voting policy and procedures via mail. A detail copy of the policy and procedures will be provided to clients upon request by calling 1-800-736-2316.

WellsCap will also provide proxy statements and any records as to how we voted proxies on behalf of client upon request. Clients may contact us at 1-800-736-2316 or by e-mail at riskmgt@wellsfargo.com to request a record of proxies voted on their behalf.

Except as otherwise required by law, WellsCap has a general policy of not disclosing to any issuer or third party how its client proxies are voted.

Appendix A

Voting Members of WellsCap Proxy Committee

Kirk Hartman- Chief Investment Officer

Jon Baranko-Director of Equity Investments

Frank Esposito-Portfolio Manager, Fundamental Growth Equity

Jerome (Cam) Philpot- Managing Director and Senior Portfolio Manager, Montgomery Small Cap Growth Equity

John Hockers- Director of Equity Risk Management, Investment Risk Management

Jennifer Vraney-Operations Manager

Consulting members of WellsCap Proxy Committee

Mai Shiver- Director of Business Risk Management

APPENDIX B

WELLS CAPITAL MANAGEMENT PROXY GUIDELINES AND PHILOSOPHY

FOR 2007

INTRODUCTION

The following Guideline and philosophy applies to WellsCap’s exercise of its fiduciary duty to vote WellsCap Proxy Client consistent with the WellsCap Custom Proxy Platform. Policies and procedures for any alternative platforms that a client may select are outside the scope of this section.

PROXY POLICY STATEMENT

A. Proxy votes should be cast based upon an analysis of the impact of any proposal on the economic value of the stock during the time the stock is intended to be held by an account.

B. Because the acquisition and retention of a security reflects confidence in management’s ability to generate acceptable returns for the shareholder, certain proxy issues involving corporate governance should be voted as recommended by management. These issues are listed in the proxy guidelines incorporated in this document.

C. We encourage the Board of Directors to request powers which can be used to enhance the economic value of the stock by encouraging negotiation with a potential acquirer or by discouraging coercive and undervalued offers:

1. The decision as to whether or not a Board of Directors should be granted these powers will be based upon:

•                  an evaluation of the independence of the Board, as defined by the stock exchange in which the stock is traded, in its attempt to maximize shareholder value and,

•                  upon an evaluation that the specific power being requested is reasonable in light of our objective to maximize the economic value of the stock and is not, in itself, abusive.

•                  Proxy issues that will be evaluated and voted in accordance with this standard are listed in the guidelines.

2. We will evaluate proposals where a Board of Directors has requested a change in their powers of corporate governance that increase the powers of the Board with respect to potential acquisition transactions as follows:

a. An evaluation will be made of the Board’s independence and performance as determined by a review of relevant factors including:

1) Length of service of senior management

2) Number/percentage of outside directors

3) Consistency of performance (EPS) over the last five years

4) Value/growth of shares relative to industry/market averages

5) Clear evidence of management and/or strategy changes implemented by the Board which are designed to improve company performance and shareholder value

b. If the Board is viewed to be independent and the financial performance of the Company has been good:

1) An evaluation will be made as to the appropriateness of the power or change being requested, if properly exercised, to enhance the economic value of the stock.

2) If the provision itself is not viewed to be unnecessary or abusive (irrespective of the manner in which it may be exercised), then the proxy will be voted in favor of such proposal.

c. If the Board is not viewed as independent, or the performance of the Company has not been good, or if the proposal is determined to be inappropriate, unnecessary, unusual, or abusive, the proxy will be voted against such proposal.

d. If the Proxy Committee deems it appropriate, the Company may be offered the opportunity to present the Board’s and management’s position to the Committee.

D. Our process for evaluating shareholder proposals will be as follows:

1. If the proposal relates to issues that do not have a material economic impact on the value of the stock, the proxy will be voted as recommended by management.

2. If the proposal has a potential economic impact on the value of the stock, the analysis outlined in paragraph C.2 above will be made. If the Board is viewed as independent and the financial performance of the Company has been good, then the proxy will be voted as recommended by management.

3. Standard shareholder proposals will be voted as indicated in the following guidelines.

E. The Proxy Committee will ensure that adequate records are maintained which reflect (i) how and pursuant to which guidelines proxies are voted, and (ii) that proxies and holdings are being reconciled

F. This Proxy Policy Statement may be disclosed to any current or prospective customer or beneficiary. Disclosure of proxy voting in specific accounts shall be made when requested by the plan sponsor, beneficiary, grantor, owner, or any other person with a beneficial interest in the account.

G. WellsCap Management employs RiskMetrics as its proxy voting agent, responsible for analyzing proxies and recommending a voting position consistent with the WellsCap Proxy Guidelines. On issues where the Wells Cap Proxy Guidelines are silent, Wells Capital Management will defer to the RiskMetrics Proxy Guidelines, particularly in the case of global proxy issues. The WellsCap Proxy Committee is responsible for the final decision on the voting of all proxies for Wells Cap.

H. The WellsCap Proxy Committee has taken the following steps to ensure that material conflicts of interest are avoided.

1. The WellsCap Proxy Committee requires that all proxies relating to client accounts must be voted for the exclusive benefit of the shareholders.

2. RiskMetrics is WellsCap’s proxy-voting agent and is tasked with analyzing and recommending voting positions on all proxies to ensure independence and consistency in analysis, interpretation and implementation of the proxy voting process for the specified guideline.

3. Wells Fargo hires an independent fiduciary to direct the WellsCap Proxy Committee on voting instructions for the Wells Fargo proxy.

4. Proxy guidelines, which are implemented on a case-by-case basis, are evaluated consistently by RiskMetrics across proxies and on the basis of quantifiable thresholds when feasible.

5. Proxy voting recommendations are not shared with senior management of Wells Fargo prior to casting the proxy vote.

Uncontested Election of Directors or Trustees

WFB will generally vote for all uncontested director or trustee nominees. The Nominating Committee is in the best position to select nominees who are available and capable of working well together to oversee management of the company. WFB will not require a performance test for directors.

FOR

WFB will generally vote for reasonably crafted shareholder proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors, unless the company has adopted formal corporate governance principles that present a meaningful alternative to the majority voting standard.

FOR

WFB will withhold votes for a director if the nominee fails to attend at least 75% of the board and committee meetings without a valid excuse.	WITHHOLD

WFB will vote against routine election of directors if any of the following apply: company fails to disclose adequate information in a timely manner, serious issues with the finances, questionable transactions, conflicts of interest, record of abuses against minority shareholder interests, bundling of director elections, and/or egregious governance practices.

AGAINST

WFB will withhold votes from the entire board (except for new nominees) where the director(s) receive more than 50% withhold votes out of those cast and the issue that was the underlying cause of the high level of withhold votes has not been addressed.

WITHHOLD

WFB will withhold votes from audit committee members when a material weakness in the effectiveness of their internal controls rises to a level of serious concern, as indicated by disclosures required under Section 404 of the Sarbanes-Oxley Act.

WITHHOLD

WFB may withhold votes from compensation committee members who presided over options backdating. Factors include motive, length of time of options backdating, size of restatement, corrective actions taken and adoption of grant policy prohibiting backdating.

CASE-BY-CASE

Ratification of Auditors

WFB will vote against auditors and withhold votes from audit committee members if non-audit fees are greater than audit fees,	AGAINST/ WITHHOLD

audit-related fees, and permitted tax fees, combined. WFB will follow the disclosure categories being proposed by the SEC in applying the above formula.

With the above exception, WFB will generally vote for proposals to ratify auditors unless:	FOR

• an auditor has a financial interest in or association with the company, and is therefore not independent, or	AGAINST

• there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position.	AGAINST

WFB will vote against proposals to ratify a company’s auditors after considering terms of agreement, impact on shareholder rights, rationale for establishing the agreement, quality of disclosure and historical practices.

CASE-BY-CASE

WFB will vote against proposals that require auditors to attend annual meetings as auditors are regularly reviewed by the board audit committee, and such attendance is unnecessary.	AGAINST

WFB will consider shareholder proposals requiring companies to prohibit their auditors from engaging in non-audit services on a case-by-case basis (or cap level of non-audit services).	CASE-BY-CASE

WFB will vote for shareholder proposals requesting a shareholder vote for audit firm ratification.	FOR

WFB will vote against shareholder proposals asking for audit firm rotation. This practice is viewed as too disruptive and too costly to implement for the benefit achieved.	AGAINST

For foreign corporations, WFB will consider on a case-by-case basis if the auditors are being changed without an explanation, or if the nonaudit-related fees are substantial or in excess of standard audit fees, as the importance of maintaining the independence of the audit function is important.

CASE-BY-CASE

Specifically for Japan, WFB will consider voting against the appointment of independent internal statutory auditors if they have served the company in any executive capacity, or can be considered affiliated in any way. Japan enacted laws in 1993, which call for the establishment of a three-member audit committee of independent auditors.

AGAINST

Specifically for Japan, WFB will classify any proposed amendment to companies’ articles of incorporation lengthening the internal auditors’ term in office to four years from three years as a negative provision. Since this is mandated by law, this amendment would not warrant an automatic vote recommendation against.

Directors and Auditor’s Reports

For foreign corporations, WFB will generally vote for proposals to approve directors’ and auditors’ reports, unless:	FOR
• there are concerns about the accuracy of the accounts presented or the auditing procedures used;	AGAINST

• the company is not responsive to shareholder questions about specific items that should be publicly disclosed.	AGAINST

The directors’ report usually includes a review of the company’s performance during the year, justification of dividend levels and profits or losses, special events such as acquisitions or disposals, and future plans for the company. Shareholders can find reference to any irregularities or problems with the company in the auditors report.

Company Name Change/Purpose

WFB will vote for proposals to change the company name as management and the board is best suited to determine if such change in company name is necessary.	FOR

However, where the name change is requested in connection with a reorganization of the company, the vote will be based on the merits of the reorganization.	CASE-BY-CASE

In addition, WFB will generally vote for proposals to amend the purpose of the company. Management is in the best position to know whether the description of what the company does is accurate, or whether it needs to be updated by deleting, adding or revising language.

FOR

Employee Stock Purchase Plans/401(k) Employee Benefit Plans

WFB will vote for proposals to adopt, amend or increase authorized shares for employee stock purchase plans and 401(k) plans for employees as properly structured plans enable employees to purchase common stock at a slight discount and thus own a beneficial interest in the company, provided that the total cost of the company’s plan is not above the allowable cap for the company.

FOR

Similarly, WFB will generally vote for proposals to adopt or amend thrift and savings plans, retirement plans, pension plans and profit plans.	FOR

Approve Other Business

WFB will generally vote for proposals to approve other business. This transfer of authority allows the corporation to take certain ministerial steps that may arise at the annual or special meeting.	FOR

However, WFB retains the discretion to vote against such proposals if adequate information is not provided in the proxy statement, or the measures are significant and no further approval from shareholders is sought.

AGAINST

Independent Board Chairman

WFB will vote against proposals requiring that the positions of chairman and CEO be held separately.	AGAINST

WFB would prefer to see the chairman and chief executive positions be held by different individuals. However, separation of the two positions may not be in shareholders’ best interests if the company has a limited roster of executive officers, or a recently organized company may need to combine these positions temporarily. It should also be noted that we support independence and would support a lead independent director. However, separating the chairman and CEO in most companies would be too disruptive to the company.

Specifically in the U.K., WFB will vote against a director nominee who is both chairman and CEO if there is no adequate justification provided by the company.	AGAINST

Independent Board of Directors/Board Committees

WFB will vote for proposals requiring that two-thirds of the board be independent directors, unless the board is effectively in compliance with the request based on the definition of independence established by the stock exchange in which the stock is traded. An independent board faces fewer conflicts and is best prepared to protect stockholders’ interests.

FOR

WFB will withhold votes from insiders and affiliated outsiders on boards that are not at least majority independent.	WITHHOLD

WFB will withhold votes from compensation committee members where there is a pay-for-performance disconnect (for Russell 3000 companies).	WITHHOLD

WFB will vote for proposals requesting that the board audit, compensation and/or nominating committees be composed of independent directors, only. Committees should be composed entirely of independent directors in order to avoid conflicts of interest.

FOR

WFB will withhold votes from any insiders or affiliated outsiders on audit, compensation or nominating committees. WFB will withhold votes from any insiders or affiliated outsiders on the board if any of these key committees has not been established.

WITHHOLD

Specifically in Canada, WFB will insert strong language in our analyses to highlight our disapproval of the ‘single-slate’ approach and call on companies to unbundle the director nominees up for election/reelection.

Specifically in France, Management may propose a different board structure. The French Commercial Code gives companies three options in respect to their board structure. WFB will examine these proposals on a case-by-case basis.

CASE-BY-CASE

Specifically in Japan, in cases where a company has committed some fraudulent or criminal act, WFB will vote against the representative director(s) and individuals personally implicated in the wrongdoing.

AGAINST

In addition, WFB will vote against proposals asking the board to address the issue of board diversity.	AGAINST

WFB will vote against proposals from shareholders requesting an independent compensation consultant.	AGAINST

Minimum Stock Requirements by Directors

WFB will vote against proposals requiring directors to own a minimum number of shares of company stock in order to qualify as a director, or to remain on the board. Minimum stock ownership requirements can impose an across-the-board requirement that could prevent qualified individuals from serving as directors.

AGAINST

Indemnification and Liability Provisions for Directors and Officers

WFB will vote for proposals to allow indemnification of directors and officers, when the actions taken were on behalf of the company and no criminal violations occurred. WFB will also vote in favor of proposals to purchase liability insurance covering liability in connection with those actions. Not allowing companies to indemnify directors and officers to the degree possible under the law would limit the ability of the company to attract qualified individuals.

FOR

Alternatively, WFB will vote against indemnity proposals that are overly broad. For example, WFB will oppose proposals to indemnify directors for acts going beyond mere carelessness, such as gross negligence, acts taken in bad faith, acts not otherwise allowed by state law or more serious violations of fiduciary obligations.

AGAINST

For foreign corporations, WFB will vote against providing indemnity insurance to auditors as payment of such fees by the company on behalf of the auditor calls into question the objectivity of the auditor in carrying out the audit.

AGAINST

Board or Management Acts

For foreign corporations, WFB will vote for the discharge of the board and management unless:	FOR
• there are serious questions about actions of the board or management for the year in question;	AGAINST
• legal action is being taken against the board by shareholders.	AGAINST

Discharge is a tacit vote of confidence in the company’s corporate management and policies and does not necessarily eliminate the possibility of future shareholder action, although it does make such action more difficult to pursue.

Nominee Statement in the Proxy

WFB will vote against proposals that require board nominees to have a statement of candidacy in the proxy, since the proxy statement already provides adequate information pertaining to the election of directors.

AGAINST

Limitation on Number of Boards a Director May Sit On

WFB will withhold votes from non-CEO directors who sit on more than six boards. WFB does not have a restriction on the number of boards a CEO sits on.	WITHHOLD

Director Tenure/Retirement Age

WFB will vote against proposals to limit the tenure or retirement age of directors as such limitations based on an arbitrary number could prevent qualified individuals from serving as directors. However, WFB is in favor of inserting cautionary language when the average director tenure on the board exceeds 15 years for the entire board.

AGAINST

Board Powers/Procedures/Qualifications

WFB will consider on a case-by-case basis proposals to amend the corporation’s By-laws so that the Board of Directors shall have the power, without the assent or vote of the shareholders, to make, alter, amend, or rescind the By-laws, fix the amount to be reserved as working capital, and fix the number of directors and what number shall constitute a quorum of the Board. In determining these issues, WFB will rely on the proxy voting Guidelines.

CASE- BY-CASE

Loans to Officers

WFB will consider on a case-by-case basis proposals to authorize the corporation to make loans or to guarantee the obligations of officers of the corporation or any of its affiliates.	CASE-BY- CASE

Adjourn Meeting to Solicit Additional Votes

WFB will examine proposals to adjourn the meeting to solicit additional votes on a case-by-case basis. As additional solicitation may be costly and could result in coercive pressure on shareholders, WFB will consider the nature of the proposal and its vote recommendations for the scheduled meeting.

CASE-BY- CASE

WFB will vote for this item when:

WFB is supportive of the underlying merger proposal; the company provides a sufficient, compelling reason to support the adjournment proposal; and the authority is limited to adjournment proposals requesting the authority to adjourn solely to solicit proxies to approve a transaction the WFB supports.

FOR

Contested Election of Directors or Trustees
Reimbursement of Solicitation Expenses

WFB will consider contested elections on a case-by-case basis, considering the following factors: long-term financial performance of	CASE-BY- CASE

the target company relative to its industry; management’s track record; background of the proxy contest; qualifications of director or trustee nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

In addition, decisions to provide reimbursement for dissidents waging a proxy contest are made on a case-by-case basis as proxy contests are governed by a

mix of federal regulation, state law, and corporate charter and bylaw provisions.	CASE-BY-CASE

Board Structure: Staggered vs. Annual Elections

WFB will consider the issue of classified boards on a case-by-case basis. In some cases, the division of the board into classes, elected for staggered terms, can entrench the incumbent management and make them less responsive to shareholder concerns. On the other hand, in some cases, staggered elections may provide for the continuity of experienced directors on the Board.

CASE-BY-CASE

For foreign corporations, WFB will vote for the elimination of protected board seats, as all directors should be accountable to shareholders.	FOR

Removal of Directors

WFB will consider on a case-by-case basis proposals to eliminate shareholders’ rights to remove directors with or without cause or only with approval of two-thirds or more of the shares entitled to vote.

CASE- BY-CASE

However, a requirement that a 75% or greater vote be obtained for removal of directors is abusive and will warrant a vote against the proposal.	AGAINST

Board Vacancies

WFB will vote against proposals that allow the board to fill vacancies without shareholder approval as these authorizations run contrary to basic shareholders’ rights.	AGAINST

Alternatively, WFB will vote for proposals that permit shareholders to elect directors to fill board vacancies.	FOR

Cumulative Voting

WFB will vote on proposals to permit or eliminate cumulative voting on a case-by-case basis based upon the existence of a counter balancing governance structure and company performance, in accordance with its proxy voting guideline philosophy. However, if the board is elected annually we will not support cumulative voting.

CASE- BY-CASE

Shareholders’ Right To Call A Special Meeting
Shareholder Ability to Act by Written Consent

Proposals providing that stockholder action may be taken only at an annual or special meeting of stockholder and not by written consent, or increasing the shareholder vote necessary to call a special meeting, will be voted on a case by case basis in accordance with the proxy voting guidelines.

CASE- BY-CASE

Board Size

WFB will vote for proposals that seek to fix the size of the board, as the ability for management to increase or decrease the size of the board in the face of a proxy contest may be used as a takeover defense.

FOR

However, if the company has cumulative voting, downsizing the board may decrease a minority shareholder’s chances of electing a director.	AGAINST

By increasing the size of the board, management can make it more difficult for dissidents to gain control of the board. Fixing the size of the board also prevents a reduction in the board size as a means to oust independent directors or those who cause friction within an otherwise homogenous board.

Shareholder Rights Plan (Poison Pills)	–

WFB will generally vote for proposals that request a company to submit its poison pill for shareholder ratification.	FOR

WFB will withhold votes from all directors (except for new nominees) if the company has adopted or renewed a poison pill without shareholder approval since the company’s last annual meeting, does not put the pill to a vote at the current annual meeting, and does not have a requirement or does not commit to put the pill to shareholder vote within 12 months. In addition, WFB will withhold votes on all directors at any company that responds to the majority of the shareholders voting by putting the poison pill to a shareholder vote with a recommendation other than to eliminate the pill.

WITHHOLD

Alternatively, WFB will analyze proposals to redeem a company’s poison pill, or requesting the ratification of a poison pill on a case-by-case basis.	CASE-BY-CASE

Specifically for Canadian companies, WFB will consider on a case-by-case basis poison pill plans that contain a permitted bid feature as they require shareholder ratification of the pill and a sunset provisions whereby the pill expires unless it is renewed, and they specify that an all cash bid for all shares (or more recently majority of shares) that includes a fairness opinion and evidence of financing does not trigger the bill but forces a special meeting at which the offer is put to a shareholder vote. Also, WFB will also consider the balance of powers granted between the board and shareholders by the poison pill provisions.

CASE-BY-CASE

Poison pills are one of the most potent anti-takeover measures and are generally adopted by boards without shareholder approval. These plans harm shareholder value and entrench management by deterring stock acquisition offers that are not favored by the board.

Fair Price Provisions	–

WFB will consider fair price provisions on a case-by-case basis, evaluating factors such as the vote required to approve the proposed mechanism, the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

CASE-BY-CASE

WFB will vote against fair price provisions with shareholder vote requirements of 75% or more of disinterested shares.	AGAINST

Greenmail

WFB will generally vote in favor of proposals limiting the corporation’s authority to purchase shares of common stock (or other outstanding securities) from a holder of a stated interest (5% or more) at a premium unless the same offer is made to all shareholders. These are known as “anti-greenmail” provisions. Greenmail discriminates against rank-and-file shareholders and may have an adverse effect on corporate image.

FOR

If the proposal is bundled with other charter or bylaw amendments, WFB will analyze such proposals on a case-by-case basis. In addition, WFB will analyze restructurings that involve the payment of pale greenmail on a case-by-case basis.

CASE-BY-CASE

Voting Rights

WFB will vote for proposals that seek to maintain or convert to a one-share, one-vote capital structure as such a principle ensures that management is accountable to all the company’s owners.	FOR

Alternatively, WFB will vote against any proposals to cap the number of votes a shareholder is entitled to. Any measure that places a ceiling on voting may entrench management and lessen its interest in maximizing shareholder value.

AGAINST

Dual Class/Multiple-Voting Stock

WFB will vote against proposals that authorize, amend or increase dual class or multiple-voting stock which may be used in exchanges or recapitalizations. Dual class or multiple-voting stock carry unequal voting rights, which differ from those of the broadly traded class of common stock.

AGAINST

Alternatively, WFB will vote for the elimination of dual class or multiple-voting stock, which carry different rights than the common stock.	FOR

For foreign corporations, WFB will vote for proposals that create preference shares, provided the loss of voting rights is adequately	FOR

compensated with a higher dividend and the total amount of preference share capital is not greater than 50% of the total outstanding. Preference shares are a common and legitimate form of corporate financing and can enhance shareholder value.

Supermajority Vote Provisions

WFB will generally consider on a case-by-case basis proposals to increase the shareholder vote necessary to approve mergers, acquisitions, sales of assets etc. and to amend the corporation’s charter or by-laws. The factors considered are those specified in the proxy guidelines.

CASE-BY-CASE

However, a supermajority requirement of 75% or more is abusive and WFB will vote against proposals that provide for them.	AGAINST

Supermajority vote provisions require voting approval in excess of a simple majority of the outstanding shares for a proposal. Companies may include supermajority lock-in provisions, which occur when changes are made to a corporation’s governing documents, and once approved, a supermajority vote is required to amend or repeal the changes.

Confidential Voting

WFB will vote for proposals to adopt confidential voting.	FOR

Vote Tabulations

WFB will vote against proposals asking corporations to refrain from counting abstentions and broker non-votes in their vote tabulations and to eliminate the company’s discretion to vote unmarked proxy ballots. Vote counting procedures are determined by a number of different standards, including state law, the federal proxy rules, internal corporate policies, and mandates of the various stock exchanges.

AGAINST

Specifically in Japan, WFB will vote against management proposals amending their articles to relax their quorum requirement for special resolutions (including mergers, article amendments, and option plans) from one-half to one-third of issued capital (although such resolutions would still require two-thirds majority of votes cast).

AGAINST

Equal Access to the Proxy

WFB will evaluate Shareholder proposals requiring companies to give shareholders access to the proxy ballot for the purpose of nominating board members, on a case-by-case basis taking into account the ownership threshold proposed in the resolution and the proponent’s rationale for the proposal at the targeted company in terms of board and director conduct.

CASE-BY-CASE

Disclosure of Information

WFB will vote against shareholder proposals requesting fuller disclosure of company policies, plans, or business practices. Such proposals rarely enhance shareholder return and in many cases would require disclosure of confidential business information.

AGAINST

Annual Meetings

WFB will vote for proposals to amend procedures or change date or location of the annual meeting. Decisions as to procedures, dates or	FOR

locations of meetings are best placed with management.

Alternatively, WFB will vote against proposals from shareholders calling for a change in the location or date of annual meetings as no date or location proposed will be acceptable to all shareholders.	AGAINST

WFB will generally vote in favor of proposals to reduce the quorum necessary for shareholders’ meetings, subject to a minimum of a simple majority of the	FOR

company’s outstanding voting shares.

Shareholder Advisory Committees/Independent Inspectors

WFB will vote against proposals seeking to establish shareholder advisory committees or independent inspectors. The existence of such bodies dilutes the responsibility of the board for managing the affairs of the corporation.

AGAINST

Technical Amendments to the Charter of Bylaws

WFB will generally vote in favor of charter and bylaw amendments proposed solely to conform with modern business practices, for simplification, or to comply with what management’s counsel interprets as applicable law.

FOR

However, amendments that have a material effect on shareholder’s rights will be considered on a case-by-case basis.	CASE-BY-CASE

Bundled Proposals

WFB will vote for bundled or “conditional” proxy proposals on a case-by-case basis, as WFB will examine the benefits and costs of the packaged items, and determine if the effect of the conditioned items are in the best interests of shareholders.

CASE-BY-CASE

Common Stock Authorizations/Reverse Stock Splits/Forward Stock Splits

WFB will follow the ISS capital structure model in evaluating requested increases in authorized common stock. In addition, even if capital requests of less than or equal to 300% of outstanding shares fail the calculated allowable cap, WFB will evaluate the request on a case-by-case basis, potentially voting for the proposal based on the company’s performance and whether the company’s ongoing use of shares has shown prudence. Further, the company should identify what the stock increases are to be used for, i.e. a proposed stock split, issuance of shares for acquisitions, or for general business purposes.

CASE-BY-CASE

Also to be considered is whether the purpose of the proposed increase is to strengthen takeover defenses, in which case WFB will vote against the proposal. Such increases give management too much power and are beyond what a company would normally need during the course of a year. They may also allow management to freely place the shares with an allied institution or set the terms and prices of the new shares.

AGAINST

For reverse stock splits, WFB will generally vote for proposals to implement the split provided the number of authorized common shares is reduced to a level that does not represent an unreasonably large increase in authorized but unissued shares. The failure to reduce authorized shares proportionally to any reverse split has potential adverse anti-takeover consequences. However, such circumstances may be warranted if delisting of the company’s stock is imminent and would result in greater harm to shareholders than the excessive share authorization.

FOR

WFB will evaluate “Going Dark” transactions, which allow listed companies to de-list and terminate the registration of their common stock on a case-by-case basis, determining whether the transaction enhances shareholder value.

CASE-BY-CASE

WFB will generally vote in favor of forward stock splits.	FOR

Dividends

WFB will vote for proposals to allocate income and set dividends.	FOR

WFB will also vote for proposals that authorize a dividend reinvestment program as it allows investors to receive additional stock in lieu of a cash dividend.	FOR

However, if a proposal for a special bonus dividend is made that specifically rewards a certain class of shareholders over another, WFB will vote against the proposal.	AGAINST

WFB will also vote against proposals from shareholders requesting management to redistribute profits or restructure investments. Management is best placed to determine how to allocate corporate earnings or set dividends.

AGAINST

In addition, WFB will vote for proposals to set director fees.	FOR

Reduce the Par Value of the Common Stock

WFB will vote for proposals to reduce the par value of common stock.	FOR

Preferred Stock Authorization

WFB will generally vote for proposals to create preferred stock in cases where the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights, or where the stock may be used to consummate beneficial acquisitions, combinations or financings.

FOR

Alternatively, WFB will vote against proposals to authorize or issue preferred stock if the board has asked for the unlimited right to set the terms and conditions for the stock and may issue it for anti-takeover purposes without shareholder approval (blank check preferred stock).

AGAINST

In addition, WFB will vote against proposals to issue preferred stock if the shares to be used have voting rights greater than those available to other shareholders.	AGAINST

WFB will vote for proposals to require shareholder approval of blank check preferred stock issues for other than general corporate purposes (white squire placements).	FOR

Finally, WFB will consider on a case-by-case basis proposals to modify the rights of preferred shareholders and to increase or decrease the dividend rate of preferred stock.	CASE-BY-CASE

Reclassification of Shares

WFB will consider proposals to reclassify a specified class or series of shares on a case-by-case basis.	CASE-BY-CASE

Preemptive Rights

WFB will generally vote for proposals to eliminate preemptive rights. Preemptive rights are unnecessary to protect shareholder interests due to the size of most modern companies, the number of investors and the liquidity of trading.

FOR

In addition, specifically for foreign corporations, WFB will vote for issuance requests with preemptive rights to a maximum of 100% over current issued capital. In addition, WFB will vote for issuance requests without preemptive rights to a maximum of 20% of currently issued capital. These requests are for the creation of pools of capital with a specific purpose and cover the full range of corporate financing needs.

FOR

Share Repurchase Plans

WFB will vote for share repurchase plans, unless:	FOR
• there is clear evidence of past abuse of the authority; or	AGAINST
• the plan contains no safeguards against selective buy-backs.	AGAINST

Corporate stock repurchases are a legitimate use of corporate funds and can add to long-term shareholder returns.

Executive and Director Compensation Plans

WFB will analyze on a case-by-case basis proposals on executive or director compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having a high payout sensitivity to increases in shareholder value. Such proposals may seek shareholder approval to adopt a new plan, or to increase shares reserved for an existing plan.

CASE-BY-CASE

WFB will review the potential cost and dilutive effect of the plan. After determining how much the plan will cost, ISS (Institutional Shareholder Services) evaluates whether the cost is reasonable by comparing the cost to an allowable cap. The allowable cap is industry-specific, market cap-base, and pegged to the average amount paid by companies performing in the top quartile of their peer groups. If the proposed cost is below the allowable cap, WFB will vote for the plan. ISS will also apply a pay for

FOR

performance overlay in assessing equity-based compensation plans for Russell 3000 companies.

If the proposed cost is above the allowable cap, WFB will vote against the plan.	AGAINST

Among the plan features that may result in a vote against the plan are:
• plan administrators are given the authority to reprice or replace underwater options; repricing guidelines will conform to changes in the NYSE and NASDAQ listing rules.	AGAINST

WFB will vote against equity plans that have high average three-year burn rate. (The burn rate is calculated as the total number of stock awards and stock options granted any given year divided by the number of common shares outstanding.) WFB will define a high average three-year burn rate as the following: The company’s most recent three-year burn rate exceeds one standard deviation of its four-digit GICS peer group segmented by Russell 3000 index and non-Russell 3000 index; and the company’s most recent three-year burn rate exceeds 2% of common shares outstanding. For companies that grant both full value awards and stock options to their employees, WFB shall apply a premium on full value awards for the past three fiscal years.

AGAINST

Even if the equity plan fails the above burn rate, WFB will vote for the plan if the company commits in a public filing to a three-year average burn rate equal to its GICS group burn rate mean plus one standard deviation. If the company fails to fulfill its burn rate commitment, WFB will consider withholding from the members of the compensation committee.

FOR

WFB will calculate a higher award value for awards that have Dividend Equivalent Rights (DER’s) associated with them.	CASE-BY-CASE

WFB will generally vote for shareholder proposals requiring performance-based stock options unless the proposal is overly restrictive or the company demonstrates that it is using a substantial portion of performance-based awards for its top executives.

CASE-BY-CASE

WFB will vote for shareholder proposals asking the company to expense stock options, as a result of the FASB final rule on expensing stock options.	FOR

WFB will generally vote for shareholder proposals to exclude pension fund income in the calculation of earnings used in determining executive bonuses/compensation.	FOR

WFB will withhold votes from compensation committee members if they fail to submit one-time transferable stock options (TSO’s) to shareholders for approval.	WITHHOLD

WFB will generally vote for TSO awards within a new equity plan if the total cost of the equity plan is less than the company’s allowable cap.	FOR

WFB will generally vote against shareholder proposals to ban future stock option grants to executives. This may be supportable in extreme	AGAINST

cases where a company is a serial repricer, has a huge overhang, or has a highly dilutive, broad-based (non-approved) plans and is not acting to correct the situation.

WFB will evaluate shareholder proposals asking companies to adopt holding periods for their executives on a case-by-case basis taking into consideration the company’s current holding period or officer share ownership requirements, as well as actual officer stock ownership in the company.

CASE-BY-CASE

For certain OBRA-related proposals, WFB will vote for plan provisions that (a) place a cap on annual grants or amend administrative features, and (b) add performance criteria to existing compensation plans to comply with the provisions of Section 162(m) of the Internal Revenue Code.

CASE-BY-CASE

In addition, director compensation plans may also include stock plans that provide directors with the option of taking all or a portion of their cash compensation in the form of stock. WFB will consider these plans based on their voting power dilution.

CASE-BY-CASE

WFB will generally vote for retirement plans for directors.	FOR

Specifically in Japan, WFB will vote against option plans/grants to directors or employees of “related companies,” even though they meet our criteria for dilution and exercise price, without adequate disclosure and justification.

AGAINST

Specifically in the U.K., WFB will vote against directors who have service contracts of three years, which exceed best practice and any change-in-control provisions. Management may propose director nominees who have service contracts that exceed the Combined Code’s recommendation of one-year. (The exceptions to the code would be in cases of new recruits with longer notice or contract periods, which should, however, be reduced after the initial period.)

AGAINST

WFB will evaluate compensation proposals (Tax Havens) requesting share option schemes or amending an existing share option scheme on a case-by-case basis.	CASE-BY-CASE

Stock options align management interests with those of shareholders by motivating executives to maintain stock price appreciation. Stock options, however, may harm shareholders by diluting each owner’s interest. In addition, exercising options can shift the balance of voting power by increasing executive ownership.

Bonus Plans	FOR

WFB will vote for proposals to adopt annual or long-term cash or cash-and-stock bonus plans on a case-by-case basis. These plans enable companies qualify for a tax deduction under the provisions of Section 162(m)

of the IRC. Payouts under these plans may either be in cash or stock and are usually tied to the attainment of certain financial or other performance goals. WFB will consider whether the plan is comparable to plans adopted by companies of similar size in the company’s industry and whether it is justified by the company’s performance.

For foreign companies, proposals to authorize bonuses to directors and statutory

auditors who are retiring from the board will be considered on a case-by-case basis.	CASE-BY-CASE

Deferred Compensation Plans

WFB will generally vote for proposals to adopt or amend deferred compensation plans as they allow the compensation committee to tailor the plan to the needs of the executives or board of directors, unless

FOR

• the proposal is embedded in an executive or director compensation plan that is contrary to guidelines

Disclosure on Executive or Director Compensation
Cap or Restrict Executive or Director Compensation

WFB will generally vote for shareholder proposals requiring companies to report on their executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits.	FOR

WFB will generally vote for shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote, unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

FOR

WFB will generally vote against proposals that (a) seek additional disclosure of information on executive or director’s pay, or (b) seek to limit executive and director pay.	AGAINST

Golden and Tin Parachutes

WFB will vote for proposals that seek shareholder ratification of golden or tin parachutes as shareholders should have the opportunity to approve or disapprove of these severance agreements.	FOR

Alternatively, WFB will examine on a case-by-case basis proposals that seek to ratify or cancel golden or tin parachutes. Effective parachutes may encourage management to consider takeover bids more fully and may also enhance employee morale and productivity. Among the arrangements that will be considered on their merits are:

CASE-BY-CASE

• arrangements guaranteeing key employees continuation of base salary for more than three years or lump sum payment of more than three times base salary plus retirement benefits;
• guarantees of benefits if a key employee voluntarily terminates;
• guarantees of benefits to employees lower than very senior management; and
• indemnification of liability for excise taxes.

By contrast, WFB will vote against proposals that would guarantee benefits in a management-led buyout.	AGAINST

Reincorporation

WFB will evaluate a change in a company’s state of incorporation on a case-by-case basis. WFB will analyze the valid reasons for the proposed move, including restructuring efforts, merger agreements, and tax or incorporation fee savings. WFB will also analyze proposed changes to the company charter and differences between the states’ corporate governance laws.

CASE-BY-CASE

States have adopted various statutes intended to encourage companies to incorporate in the state. These may include state takeover statutes, control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, and disgorgement provisions. WFB will examine reincorporations on a case-by-case in light of these statutes and in light of the corporate governance features the company has adopted to determine whether the reincorporation is in shareholders’ best interests.

CASE-BY-CASE

In addition, WFB will also examine poison pill endorsements, severance pay and labor contract provisions, and anti-greenmail provisions in the context of a state’s corporate governance laws on a case-by-case basis.

CASE-BY-CASE

WFB will evaluate shareholder proposals requiring offshore companies to reincorporate into the United States on a case-by-case basis.	CASE-BY-CASE

Reincorporation proposals may have considerable implications for shareholders, affecting the company’s takeover defenses and possibly its corporate structure and rules of governance.

Stakeholder Laws

WFB will vote against resolutions that would allow the Board to consider stakeholder interests (local communities, employees, suppliers, creditors, etc.) when faced with a takeover offer.	AGAINST

Similarly, WFB will vote for proposals to opt out of stakeholder laws, which permit directors, when taking action, to weight the interests of constituencies other than shareholders in the process of corporate decision-making. Such laws allow directors to consider nearly any factor they deem relevant in discharging their duties.

FOR

Mergers/Acquisitions and Corporate Restructurings

WFB will consider proposals on mergers and acquisitions on a case-by-case basis. WFB will determine if the transaction is in the best economic interests of the shareholders. WFB will take into account the following

CASE-BY-CASE

factors:

• anticipated financial and operating benefits;
• offer price (cost versus premium);
• prospects for the combined companies;
• how the deal was negotiated;
• changes in corporate governance and their impact on shareholder rights.

In addition, WFB will also consider whether current shareholders would control a minority of the combined company’s outstanding voting power, and whether a reputable financial advisor was retained in order to ensure the protection of shareholders’ interests.

CASE-BY-CASE

On all other business transactions, i.e. corporate restructuring, spin-offs, asset sales, liquidations, and restructurings, WFB will analyze such proposals on a case-by-case basis and utilize the majority of the above factors in determining what is in the best interests of shareholders. Specifically, for liquidations, the cost versus premium factor may not be applicable, but WFB may also review the compensation plan for executives managing the liquidation,

CASE-BY-CASE

Appraisal Rights

WFB will vote for proposals to restore, or provide shareholders with rights of appraisal.

Rights of appraisal provide shareholders who are not satisfied with the terms of certain corporate transactions (such as mergers) the right to demand a judicial review in order to determine the fair value of their shares.

FOR

Mutual Fund Proxies

WFB will usually vote mutual fund proxies as recommended by management. Proposals may include, and are not limited to, the following issues:
• eliminating the need for annual meetings of mutual fund shareholders;
• entering into or extending investment advisory agreements and management contracts;
• permitting securities lending and participation in repurchase agreements;
• changing fees and expenses; and
• changing investment policies.

An investment advisory agreement is an agreement between a mutual fund and its financial advisor under which the financial advisor provides investment advice to the fund in return for a fee based on the fund’s net asset size. Most agreements require that the particular fund pay the advisor a fee constituting a small percentage of the fund’s average net daily assets. In exchange for this consideration, the investment advisor manages the fund’s account, furnishes investment advice, and provides office space and facilities to the fund. A new investment advisory agreement may be necessitated by the merger of the advisor or the advisor’s corporate parent.

FOR

Fundamental investment restrictions are limitations within a fund’s articles of incorporation that limit the investment practices of the particular fund. As fundamental, such restrictions may only be amended or eliminated with shareholder approval. Non-fundamental investment restrictions may be altered by action of the board of trustees.

Distribution agreements are agreements authorized by guidelines established under the Investment Company Act of 1940 and, in particular, Rule 12b-1 thereunder, between a fund and its distributor, which provide that the distributor is paid a monthly fee to promote the sale of the fund’s shares.

Reorganizations of funds may include the issuance of shares for an acquisition of a fund, or the merger of one fund into another for purposes of consolidation.

The mutual fund industry is one of the most highly regulated industries, as it is subject to: individual state law under which the company is formed; the federal Securities Act of 1933; the federal Securities Exchange Act of 1934; and the federal Investment Company Act of 1940.

Social and Environmental Proposals

WFB will generally vote against social and environmental proposals by shareholders as their impact on share value can rarely be anticipated with any degree of confidence. Proposals that limit the business activity or capability of the company or result in significant costs do not benefit shareholder value.

AGAINST

Social and environmental issues that may arise include:
• Energy and Environment
• Repressive Regimes and Foreign Labor Practices (South Africa, Northern Ireland, China)
• Military Business
• Maquiladora Standards & International Operations Policies
• World Debt Crisis
• Equal Employment Opportunity & Discrimination
• Animal Rights
• Product Integrity and Marketing
• Human Resources Issues
• Political and Charitable Contributions
• Reference to Sexual Orientation
• Pollution or Climate Change
• Genetically Engineered Ingredients/Seeds
• Board Diversity
• Arctic National Wildlife Refuge
• Greenhouse Gas Emissions
• Renewable Energy Sources
• Kyoto Compliance
• Land Use
• Nuclear Safety
• Concentrated Animal Feeding Operations
• Enhanced Environmental Reporting On Operations In Protected Areas

• Toxic Chemicals
• Drug Importation
• Political Contributions
• Animal Testing
• Drug Pricing

EXHIBIT L

Eaton Vance Management

Boston Management and Research

Eaton Vance Investment Counsel

PROXY VOTING POLICIES AND PROCEDURES

I.             Introduction

Eaton Vance Management, Boston Management and Research and Eaton Vance Investment Counsel (each an “Adviser” and collectively the “Advisers”) have each adopted and implemented policies and procedures that each Adviser believes are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with its fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended.  The Advisers’ authority to vote the proxies of their clients is established by their advisory contracts or similar documentation, such as the Eaton Vance Funds Proxy Voting Policy and Procedures.  These proxy policies and procedures reflect the U.S. Securities and Exchange Commission (“SEC”) requirements governing advisers and the long-standing fiduciary standards and responsibilities for ERISA accounts set out in the Department of Labor Bulletin 94-2 C.F.R. 2509.94-2 (July 29, 1994).

Overview

Each Adviser manages its clients’ assets with the overriding goal of seeking to provide the greatest possible return to such clients consistent with governing laws and the investment policies of each client.  In pursuing that goal, each Adviser seeks to exercise its clients’ rights as shareholders of voting securities to support sound corporate governance of the companies issuing those securities with the principle aim of maintaining or enhancing the companies’ economic value.

The exercise of shareholder rights is generally done by casting votes by proxy at shareholder meetings on matters submitted to shareholders for approval (for example, the election of directors or the approval of a company’s stock option plans for directors, officers or employees). Each Adviser is adopting the formal written Guidelines described in detail below and will utilize such Guidelines in voting proxies on behalf of its clients.  These Guidelines are designed to promote accountability of a company’s management and board of directors to its shareholders and to align the interests of management with those of shareholders.

Each Adviser will vote any proxies received by a client for which it has sole investment discretion through a third-party proxy voting service (“Agent”) in accordance with customized policies, as approved by the Boards of Trustees of the Eaton Vance Funds and, with respect to proxies referred back to the Adviser by the Agent pursuant to the Guidelines, in a manner that is reasonably designed to eliminate any potential conflicts of interest, as described more fully below.  The Agent is currently Institutional Shareholder Services Inc.  Proxies will be voted in accordance with client-specific guidelines and an Eaton Vance Fund’s sub-adviser’s proxy voting policies and procedures, if applicable.

No set of guidelines can anticipate all situations that may arise. In special cases, the Proxy Administrator (the person specifically charged with the responsibility to oversee the Agent and coordinate the voting of proxies referred back to the Adviser by the Agent) may seek insight from the Proxy Group established by the Advisers.  The Proxy Group will assist in the review of the Agent’s recommendation when a proxy voting issue is referred to the Proxy Group through the Proxy Administrator.  The members of the Proxy Group, which may include employees of the Advisers’ affiliates, may change at the Advisers’ discretion.

Roles and Responsibilities

A.                                   Proxy Administrator

The Proxy Administrator will assist in the coordination of the voting of each client’s proxy in accordance with the Guidelines below and the Funds’ Proxy Voting Policy and Procedures.  The Proxy Administrator is authorized to direct the Agent to vote a proxy in accordance with the Guidelines.  Responsibilities assigned herein to the Proxy Administrator, or activities in support thereof, may be performed by such members of the Proxy Group or employees of the Advisers’ affiliates as are deemed appropriate by the Proxy Group.

B.                                     Agent

An independent proxy voting service (the “Agent”), as approved by the Board of each Fund, shall be engaged to assist in the voting of proxies.  The Agent is currently Institutional Shareholder Services Inc. The Agent is responsible for coordinating with the clients’ custodians and the Advisers to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion.  The Agent is required to vote and/or refer all proxies in accordance with the Guidelines below.  The Agent shall retain a record of all proxy votes handled by the Agent.  Such record must reflect all of the information required to be disclosed in a Fund’s Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act of 1940.  In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to an Adviser upon request.

Subject to the oversight of the Advisers, the Agent shall establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services to the Advisers, including methods to reasonably ensure that its analysis and recommendations are not influenced by a conflict of interest, and shall disclose such controls and policies to the Advisers when and as provided for herein.  Unless otherwise specified, references herein to recommendations of the Agent shall refer to those in which no conflict of interest has been identified.

C.                                     Proxy Group

The Adviser shall establish a Proxy Group which shall assist in the review of the Agent’s recommendations when a proxy voting issue has been referred to the Proxy Administrator by the Agent.  The members of the Proxy Group, which may include employees of the Advisers’ affiliates, may be amended from time to time at the Advisers’ discretion.

For each proposal referred to the Proxy Group, the Proxy Group will review the (i) Guidelines, (ii) recommendations of the Agent, and (iii) any other resources that any member of the Proxy Group deems appropriate to aid in a determination of the recommendation.

If the Proxy Group recommends a vote in accordance with the Guidelines, or the recommendation of the Agent, where applicable, it shall instruct the Proxy Administrator to so advise the Agent.

If the Proxy Group recommends a vote contrary to the Guidelines, or the recommendation of the Agent, where applicable, or if the proxy statement relates to a conflicted company of the Agent, as determined by the Advisers, it shall follow the procedures for such voting outlined below.

The Proxy Administrator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration.  In the event the Proxy Group cannot meet in a timely manner in connection with a voting deadline, the Proxy Administrator shall follow the procedures for such voting outlined below.

Proxy Voting Guidelines (“Guidelines”)

A.                                    General Policies

It shall generally be the policy of the Advisers to take no action on a proxy for which no client holds a position or otherwise maintains an economic interest in the relevant security at the time the vote is to be cast.

In all cases except those highlighted below, it shall generally be the policy of the Advisers to vote in accordance with the recommendation by the Agent, Institutional Shareholder Services Inc.

When a fund client participates in the lending of its securities and the securities are on loan at the record date, proxies related to such securities generally will not be forwarded to the relevant Adviser by the fund’s custodian and therefore will not be voted.  In the event that the Adviser determines that the matters involved would have a material effect on the applicable fund’s investment in the loaned securities, the fund will exercise its best efforts to terminate the loan in time to be able to cast such vote or exercise such consent.

Interpretation and application of these Guidelines is not intended to supersede any law, regulation, binding agreement or other legal requirement to which an issuer may be or become subject. The Guidelines relate to the types of proposals that are most frequently presented in proxy statements to shareholders.  Absent unusual circumstances, each Adviser will utilize these Guidelines when voting proxies on behalf of its clients.  The Guidelines may be revised at any time, provided such revisions are reported to the Boards of Trustees of the Eaton Vance Funds.

B.                                    Proposals Regarding Mergers and Corporate Restructurings

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Administrator for all proposals relating to Mergers and Corporate Restructurings.

C.                                    Proposals Regarding Mutual Fund Proxies — Disposition of Assets/Termination/Liquidation and Mergers

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Administrator for all proposals relating to the Disposition of Assets/Termination/Liquidation and Mergers contained in mutual fund proxies.

D.                                    Corporate Structure Matters/Anti-Takeover Defenses

As a general matter, the Advisers will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions (except in the case of closed-end management investment companies).

E.                                    Social and Environmental Issues

The Advisers generally support management on social and environmental proposals.

F.                                    Voting Procedures

Upon receipt of a referral from the Agent or upon advice from an Eaton Vance investment professional, the Proxy Administrator may solicit additional research from the Agent, as well as from any other source or service.

1.                                       WITHIN-GUIDELINES VOTES:  Votes in Accordance with the Guidelines and/or, where applicable, Agent Recommendation

In the event the Proxy Administrator recommends a vote within Guidelines and/or, where applicable, in accordance with the Agent’s recommendation, the Proxy Administrator will instruct the Agent to vote in this manner.

2.                                       NON-VOTES:  Votes in Which No Action is Taken

The Proxy Administrator may recommend that a client refrain from voting under the following circumstances: (i) if the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with securities no longer held in the portfolio of a client or proxies being considered on behalf of a client that is no longer in existence; or (ii) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security. In such instances, the Proxy Administrator may instruct the Agent not to vote such proxy.

Reasonable efforts shall be made to secure and vote all other proxies for the clients, but, particularly in markets in which shareholders’ rights are limited, Non-Votes may also occur in connection with a client’s related inability to timely access ballots or other proxy information in connection with its portfolio securities.

Non-Votes may also result in certain cases in which the Agent’s recommendation has been deemed to be conflicted, as provided for herein.

3.                                       OUT-OF-GUIDELINES VOTES: Votes Contrary to Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent’s Recommendation is Conflicted

If the Proxy Administrator recommends that a client vote contrary to the Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Guidelines are silent, or the Agent’s recommendation on a matter requiring case-by-case consideration is deemed to be conflicted, the Proxy Administrator will forward the Agent’s analysis and recommendation and any research obtained from the Agent or any other source to the Proxy Group.  The Proxy Group may consult with the Agent as it deems necessary.  The Proxy Administrator will instruct the Agent to vote the proxy as recommended by the Proxy Group.  The Adviser will provide a report to the Boards of Trustees of the Eaton Vance Funds reflecting any votes cast contrary to the Guidelines or Agent Recommendation, as applicable, and shall do so no less than annually.

The Proxy Administrator will maintain a record of all proxy questions that have been referred by the Agent, all applicable recommendations, analysis and research received and any resolution of the matter.

V.            Recordkeeping

The Advisers will maintain records relating to the proxies they vote on behalf of their clients in accordance with Section 204-2 of the Investment Advisers Act of 1940, as amended.  Those records will include:

•                  A copy of the Advisers’ proxy voting policies and procedures;

•                  Proxy statements received regarding client securities. Such proxy statements received from issuers are either in the SEC’s EDGAR database or are kept by the Agent and are available upon request;

•                  A record of each vote cast;

•                  A copy of any document created by the Advisers that was material to making a decision on how to vote a proxy for a client or that memorializes the basis for such a decision; and

•                  Each written client request for proxy voting records and the Advisers’ written response to any client request (whether written or oral) for such records.

All records described above will be maintained in an easily accessible place for five years and will be maintained in the offices of the Advisers or their Agent for two years after they are created.

VI.           Assessment of Agent and Identification and Resolution of Conflicts with Clients

Assessment of Agent

The Advisers shall establish that the Agent (i) is independent from the Advisers, (ii) has resources that indicate it can competently provide analysis of proxy issues, and (iii) can make recommendations in an impartial manner and in the best interests of the clients and, where applicable, their beneficial owners. The Advisers shall utilize, and the Agent shall comply with, such methods for establishing the foregoing as the Advisers may deem reasonably appropriate and shall do so not less than annually as well as prior to engaging the services of any new proxy voting service. The Agent shall also notify the Advisers in writing within fifteen (15) calendar days of any material change to information previously provided to an Adviser in connection with establishing the Agent’s independence, competence or impartiality.

Conflicts of Interest

As fiduciaries to their clients, each Adviser puts the interests of its clients ahead of its own.  In order to ensure that relevant personnel of the Advisers are able to identify potential material conflicts of interest, each Adviser will take the following steps:

•                  Quarterly, the Eaton Vance Legal and Compliance Department will seek information from the department heads of each department of the Advisers and of Eaton Vance Distributors, Inc. (“EVD”) (an affiliate of the Advisers and principal underwriter of certain Eaton Vance Funds).  Each department head will be asked to provide a list of significant clients or prospective clients of the Advisers or EVD.

•                  A representative of the Legal and Compliance Department will compile a list of the companies identified (the “Conflicted Companies”) and provide that list to the Proxy Administrator.

•                  The Proxy Administrator will compare the list of Conflicted Companies with the names of companies for which he or she has been referred a proxy statement (the “Proxy Companies”).  If a Conflicted Company is also a Proxy Company, the Proxy Administrator will report that fact to the Proxy Group.

•                  If the Proxy Administrator expects to instruct the Agent to vote the proxy of the Conflicted Company strictly according to the Guidelines contained in these Proxy Voting Policies and Procedures (the “Policies”) or the recommendation of the Agent, as applicable, he or she will (i) inform the Proxy Group of that fact, (ii) instruct the Agent to vote the proxies and (iii) record the existence of the material conflict and the resolution of the matter.

•                  If the Proxy Administrator intends to instruct the Agent to vote in a manner inconsistent with the Guidelines contained herein or the recommendation of the Agent, as applicable, the Proxy Group, in consultation with Eaton Vance senior management, will then determine if a material conflict of interest exists between the relevant Adviser and its clients.  If the Proxy Group, in consultation with Eaton Vance senior management, determines that a material conflict exists, prior to instructing the Agent to vote any proxies relating to these Conflicted

Companies the Adviser will seek instruction on how the proxy should be voted from:

•                  The client, in the case of an individual or corporate client;

•                  In the case of a Fund, its board of directors, or any committee or sub-committee identified by the board; or

•                  The adviser, in situations where the Adviser acts as a sub-adviser to such adviser.

The Adviser will provide all reasonable assistance to each party to enable such party to make an informed decision.

If the client, Fund board or adviser, as the case may be, fails to instruct the Adviser on how to vote the proxy, the Adviser will generally instruct the Agent, through the Proxy Administrator, to abstain from voting in order to avoid the appearance of impropriety.  If however, the failure of the Adviser to vote its clients’ proxies would have a material adverse economic impact on the Advisers’ clients’ securities holdings in the Conflicted Company, the Adviser may instruct the Agent, through the Proxy Administrator, to vote such proxies in order to protect its clients’ interests.  In either case, the Proxy Administrator will record the existence of the material conflict and the resolution of the matter.

The Advisers shall also identify and address conflicts that may arise from time to time concerning the Agent.  Upon the Advisers’ request, which shall be not less than annually, and within fifteen (15) calendar days of any material change to such information previously provided to an Adviser, the Agent shall provide the Advisers with such information as the Advisers deem reasonable and appropriate for use in determining material relationships of the Agent that may pose a conflict of interest with respect to the Agent’s proxy analysis or recommendations.  Such information shall include, but is not limited to, a monthly report from the Agent detailing the Agent’s Corporate Securities Division clients and related revenue data.  The Advisers shall review such information on a monthly basis.  The Proxy Administrator shall instruct the Agent to refer any proxies for which a material conflict of the Agent is deemed to be present to the Proxy Administrator.  Any such proxy referred by the Agent shall be referred to the Proxy Group for consideration accompanied by the Agent’s written analysis and voting recommendation.  The Proxy Administrator will instruct the Agent to vote the proxy as recommended by the Proxy Group.

Adopted June 6, 2003

As Revised January 20, 2005

As Revised August 8, 2005

As Revised February 1, 2006

EXHIBIT M

AllianceBernstein L.P.

Dated: March 2008

Statement of Policies and Procedures for

Proxy Voting

Statement of Policies and Procedures for

Proxy Voting

1.              Introduction

As a registered investment adviser, AllianceBernstein L.P. (“AllianceBernstein”, “we” or “us”) has a fiduciary duty to act solely in the best interests of our clients.  We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are in the best interests of our clients.  Consistent with these obligations, we will disclose our clients’ voting records only to them and as required by mutual fund vote disclosure regulations.  In addition, the proxy committees may, after careful consideration, choose to respond to surveys regarding past votes.

This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940.  It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940.  This statement applies to AllianceBernstein’s investment groups investing on behalf of clients in both U.S. and non-U.S. securities.

2.              Proxy Policies

This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients’ accounts.  These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider.  AllianceBernstein reserves the right to depart from these guidelines in order to make voting decisions that are in our clients’ best interests.  In reviewing proxy issues, we will apply the following general policies:

2.1.                Corporate Governance

AllianceBernstein’s proxy voting policies recognize the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to shareholders.  We favor proposals promoting transparency and accountability within a company.  We support the appointment of a majority of independent directors on key committees and generally support separating the positions of chairman and chief executive officer, except in cases where a company has sufficient counter-balancing governance in place.  Because we believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company, we generally will support shareholder proposals which request that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast.  Furthermore, we have written to the SEC in support of shareholder access to corporate proxy statements under specified conditions with the goal of serving the best interests of all shareholders.

2.2.                Elections of Directors

Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors.  That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support.  Therefore, we may withhold votes for directors (or vote against directors in non-U.S. markets) who fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares.  (We may vote against directors under these circumstances if the company has adopted a majority voting policy because, if a company has adopted such a policy, withholding votes from directors is not possible.)  In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse, and we may abstain or vote against directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.  Also, we will generally not withhold votes for directors who meet the definition of independence promulgated by the primary exchange on which the company’s shares are traded or set forth in the code we determine to be best practice in the country where the subject company is domiciled.  Finally, because we believe that cumulative voting in single shareholder class structures provides a disproportionately large voice to minority shareholders in the affairs of a company, we will generally vote against such proposals and vote for management proposals seeking to eliminate cumulative voting. However, in dual class structures (such as A&B shares) where the shareholders with a majority economic interest have a minority voting interest, we will generally vote in favor of cumulative voting.

2.3.                Appointment of Auditors

AllianceBernstein believes that the company is in the best position to choose its auditors, so we will generally support management’s recommendation.  However, we recognize that there are inherent conflicts when a company’s independent auditor performs substantial non-audit services for the company.  The Sarbanes-Oxley Act of 2002 prohibits certain categories of services by auditors to U.S. issuers, making this issue less prevalent in the U.S.  Nevertheless, in reviewing a proposed auditor, we will consider the fees paid for non-audit services relative to total fees and whether there are other reasons for us to question the independence or performance of the auditors.

2.4.                Changes in Legal and Capital Structure

Changes in a company’s charter, articles of incorporation or by-laws are often technical and administrative in nature.  Absent a compelling reason to the contrary, AllianceBernstein will cast its votes in accordance with management’s recommendations on such proposals.  However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company.  For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition, or provide a sufficient number of shares for an employee savings plan, stock option plan or executive compensation plan.  However, a satisfactory explanation of a company’s intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than 100% of the shares outstanding.  We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device.  We will support shareholder proposals that seek to eliminate dual class voting structures.

2.5.                Corporate Restructurings, Mergers and Acquisitions

AllianceBernstein believes proxy votes dealing with corporate reorganizations are an extension of the investment decision.  Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of our research analysts that cover the company and our investment professionals managing the portfolios in which the stock is held.

2.6.                Proposals Affecting Shareholder Rights

AllianceBernstein believes that certain fundamental rights of shareholders must be protected.  We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights.  However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

2.7.                Anti-Takeover Measures

AllianceBernstein believes that measures that impede corporate transactions (such as takeovers) or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company.  Therefore, we will generally oppose proposals, regardless of whether they are advanced by management or shareholders, when their purpose or effect is to entrench management or excessively or inappropriately dilute shareholder ownership.  Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover or anti-shareholder measures that have already been adopted by corporate issuers.  For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote.  We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans.  Furthermore, we will generally oppose proposals put forward by management (including the authorization of blank check preferred stock, classified boards and supermajority vote requirements) that appear to be anti-shareholder or intended as management entrenchment mechanisms.

2.8.                Executive Compensation

AllianceBernstein believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefits offered to company employees.  Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned.  In general, we will analyze the proposed plan to ensure that shareholder equity will not be excessively diluted taking into account shares available for grant under the proposed plan as well as other existing plans. We generally will oppose plans that allow stock options to be granted with below market value exercise prices on the date of issuance or permit re-pricing of underwater stock options without shareholder approval.  Other factors such as the company’s performance and industry practice will generally be factored into our analysis.  We generally will oppose shareholder proposals to amend a company’s by-laws to give shareholders the right for advisory votes on executive compensation. We believe this by-law amendment is likely to put the company at a competitive disadvantage which, in turn, is likely to adversely affect the value of the company and our clients’ interests.  However, in markets where votes to approve remuneration reports are required we review the reports on a case-by-case basis. With respect to companies that receive governmental assistance through government programs such as the Troubled Asset Relief Program or the Capital Assistance Program, we will generally oppose shareholder proposals that seek to impose greater executive compensation restrictions on subject companies than are required under TARP (or the other plan) because such restrictions could create a competitive disadvantage for the subject company. We believe the U.S. Securities and Exchange Commission (“SEC”) took appropriate steps to ensure more complete and transparent disclosure of executive compensation when it issued its modified executive compensation disclosure rules in 2006.  Therefore, while we will consider them on a case-by-case basis, we generally vote against shareholder proposals seeking additional disclosure of executive and director compensation, including proposals that seek to specify the measurement of performance-based compensation, if the company is subject to SEC rules.  Finally, we will support requiring a shareholder vote on management proposals to provide severance packages that exceed 2.99 times the sum of an executive officer’s base salary plus bonus that are triggered by a change in control.  Finally, we will support shareholder proposals requiring a company to expense compensatory employee stock options (to the extent the jurisdiction in which the company operates does not already require it) because we view this form of compensation as a significant corporate expense that should be appropriately accounted for.

2.9.                Social and Corporate Responsibility

AllianceBernstein will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value.  We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company with no discernable benefits to shareholders.  We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

3.              Proxy Voting Procedures

3.1.                Proxy Voting Committees

Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for AllianceBernstein and consider specific proxy voting matters as necessary.  These committees periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the proxy committee will evaluate the proposal.  In addition, the committees, in conjunction with the analyst that covers the company, may contact corporate management, interested shareholder groups and others as necessary to discuss proxy issues.  Members of the committees include senior investment personnel and representatives of the Legal and Compliance Department.  The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below).  Finally, the committees monitor adherence to these policies.

3.2.                Conflicts of Interest

AllianceBernstein recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage or administer, who distributes AllianceBernstein-sponsored mutual funds, or with whom we have, or one of our employees has, a business or personal relationship that may affect (or may be reasonably viewed as affecting) how we vote on the issuer’s proxy.  Similarly, AllianceBernstein may have a potentially material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client.  We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted based solely on our clients’ best interests.  Additionally, we have implemented procedures to ensure that our votes are not the product of a material conflict of interest, including: (i) on an annual basis, the proxy committees taking reasonable steps to evaluate (A) the nature of AllianceBernstein’s and our employees’ material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and (B) any client that has sponsored or has a material interest in a proposal upon which we will be eligible to vote;  (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that he or she is aware of (including personal relationships) and any contact that he or she has had with any interested party regarding a proxy vote;  (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties;  and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of third party research services to ensure that our voting decision is consistent with our clients’ best interests.

Because under certain circumstances AllianceBernstein considers the recommendation of third party research services, the proxy committees take reasonable steps to verify that any third party research service is, in fact, independent taking into account all of the relevant facts and circumstances.  This includes reviewing the third party research service’s conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues, and (ii) can make recommendations in an impartial manner and in the best interests of our clients.

3.3.                Proxies of Certain Non-U.S. Issuers

Proxy voting in certain countries requires “share blocking.”  Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depositary.  During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks.  Absent compelling reasons to the contrary,

AllianceBernstein believes that the benefit to the client of exercising the vote is outweighed by the cost of voting (i.e. not being able to sell the shares during this period).  Accordingly, if share blocking is required we generally choose not to vote those shares.

In addition, voting proxies of issuers in non-US markets may give rise to a number of administrative issues that may prevent AllianceBernstein from voting such proxies.  For example, AllianceBernstein may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting.  Other markets require AllianceBernstein to provide local agents with power of attorney prior to implementing AllianceBernstein’s voting instructions.  Although it is AllianceBernstein’s policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-US issuers, we vote proxies on a best efforts basis.

3.4.                Loaned Securities

Many clients of AllianceBernstein have entered into securities lending arrangements with agent lenders to generate additional revenue.  AllianceBernstein will not be able to vote securities that are on loan under these types of arrangements.  However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

3.5.                Proxy Voting Records

Clients may obtain information about how we voted proxies on their behalf by contacting their AllianceBernstein administrative representative.  Alternatively, clients may make a written request for proxy voting information to:  Mark R. Manley, Senior Vice President & Chief Compliance Officer, AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105.

[ALTERNATIVE LANGUAGE FOR U.S. MUTUAL FUNDS]

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge.  Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, go to the Securities and Exchange Commission’s web site at www.sec.gov or call AllianceBernstein at (800) 227-4618.

EXHIBIT N

FEBRUARY 28, 2008

MORGAN STANLEY INVESTMENT MANAGEMENT

PROXY VOTING POLICY AND PROCEDURES

I.              POLICY STATEMENT

Morgan Stanley Investment Management’s (“MSIM”) policy and procedures for voting proxies (“Policy”) with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which an MSIM entity has authority to vote proxies.  This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.

The MSIM entities covered by this Policy currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Van Kampen Asset Management, and Van Kampen Advisors Inc. (each an “MSIM Affiliate” and collectively referred to as the “MSIM Affiliates” or as “we” below).

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds—collectively referred to herein as the “MSIM Funds”), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MSIM Funds. An MSIM Affiliate will not vote proxies if the “named fiduciary” for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the investment management or investment advisory agreement does not authorize the MSIM Affiliate to vote proxies.  MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client’s benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns (“Client Proxy Standard”).  In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy.  In these situations, the MSIM Affiliate will comply with the client’s policy.

Proxy Research Services - RiskMetrics Group ISS Governance Services (“ISS”) and Glass Lewis (together with other proxy research providers as we may retain from time to time, the “Research Providers”) are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors.  The services provided include in-depth research, global issuer analysis, and voting recommendations.

While we may review and utilize the recommendations of the Research Providers in making proxy voting decisions, we are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping services.

Voting Proxies for Certain Non-U.S. Companies - Voting proxies of companies located in some jurisdictions, particularly emerging markets, may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs.  These problems include, but are not limited to:  (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions.  As a result, we vote clients’ non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard.  ISS has been retained to provide assistance in connection with voting non-U.S. proxies.

II.            GENERAL PROXY VOTING GUIDELINES

To promote consistency in voting proxies on behalf of its clients, we follow this Policy (subject to any exception set forth herein).  The Policy addresses a broad range of issues, and provides general voting parameters on proposals that arise most frequently.  However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee (see Section III for description) and is consistent with the Client Proxy Standard.  Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A.

We endeavor to integrate governance and proxy voting policy with investment goals, using the vote to encourage portfolio companies to enhance long-term shareholder value and to provide a high standard of transparency such that equity markets can value corporate assets appropriately.

We seek to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome).  We also may split votes at times based on differing views of portfolio managers.

We may abstain on matters for which disclosure is inadequate.

A.            Routine Matters.         We generally support routine management proposals.  The following are examples of routine management proposals:

•                  Approval of financial statements and auditor reports if delivered with an unqualified auditor’s opinion.

•                  General updating/corrective amendments to the charter, articles of association or bylaws, unless we believe that such amendments would diminish shareholder rights.

•                  Most proposals related to the conduct of the annual meeting, with the following exceptions.  We generally oppose proposals that relate to “the transaction of such other business which may come before the meeting,” and open-ended requests for adjournment.  However, where management specifically states the reason for requesting an adjournment and the requested adjournment would facilitate passage of a proposal that would otherwise be supported under this Policy (i.e. an uncontested corporate transaction), the adjournment request will be supported.

We generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.

B.            Board of Directors.

1.               Election of directors: Votes on board nominees can involve balancing a variety of considerations. In balancing various factors in uncontested elections, we may take into consideration whether the company has a majority voting policy in place that we believe makes the director vote more meaningful. In the absence of a proxy contest, we generally support the board’s nominees for director except as follows:

a.               We consider withholding support from or voting against interested directors if the company’s board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient.  We refer to prevalent market standards as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The

Combined Code on Corporate Governance in the United Kingdom). Thus, for an NYSE company with no controlling shareholder, we would expect that at a minimum a majority of directors should be independent as defined by NYSE.  Where we view market standards as inadequate, we may withhold votes based on stronger independence standards. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent, although lack of board turnover and fresh perspective can be a negative factor in voting on directors.

i.             At a company with a shareholder or group that controls the company by virtue of a majority economic interest in the company, we have a reduced expectation for board independence, although we believe the presence of independent directors can be helpful, particularly in staffing the audit committee, and at times we may withhold support from or vote against a nominee on the view the board or its committees are not sufficiently independent.

ii.          We consider withholding support from or voting against a nominee if he or she is affiliated with a major shareholder that has representation on a board disproportionate to its economic interest.

b.              Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company’s compensation, nominating or audit committee.

c.               We consider withholding support from or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders, including failure to meet fiduciary standards of care and/or loyalty.  We may oppose directors where we conclude that actions of directors are unlawful, unethical or negligent.  We consider opposing individual board members or an entire slate if we believe the board is entrenched and/or dealing inadequately with performance problems, and/or acting with insufficient independence between the board and management.

d.              We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a “bright line” test.  For example, in the context of the U.S. market, failure to eliminate a dead hand or slow hand poison pill would be seen as a basis for opposing one or more incumbent nominees.

e.               In markets that encourage designated audit committee financial experts, we consider voting against members of an audit committee if no members are designated as such.  We also may not support the audit committee members if the company has faced financial reporting issues and/or does not put the auditor up for ratification by shareholders.

f.                 We believe investors should have the ability to vote on individual nominees, and may abstain or vote against a slate of nominees where we are not given the opportunity to vote on individual nominees.

g.              We consider withholding support from or voting against a nominee who has failed to attend at least 75% of the nominee’s board and board committee meetings within a given year without a reasonable excuse. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

h.              We consider withholding support from or voting against a nominee who appears overcommitted, particularly through service on an excessive number of boards. Market expectations are incorporated into this analysis; for U.S. boards, we generally oppose election of a nominee who serves on more than six public company boards (excluding investment companies).

2.                 Discharge of directors’ duties: In markets where an annual discharge of directors’ responsibility is a routine agenda item, we generally support such discharge.  However, we may vote against discharge or abstain from voting where there are serious findings of fraud or other unethical behavior for which the individual bears responsibility. The annual discharge of responsibility represents shareholder approval of actions taken by the board during the year and may make future shareholder action against the board difficult to pursue.

3.                 Board independence:  We generally support U.S. shareholder proposals requiring that a certain percentage (up to 66 2/3%) of the company’s board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.

4.                 Board diversity:  We consider on a case-by-case basis shareholder proposals urging diversity of board membership with respect to social, religious or ethnic group.

5.                 Majority voting:  We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.

6.                 Proxy access:  We consider on a case-by-case basis shareholder proposals to provide procedures for inclusion of shareholder nominees in company proxy statements.

7.                 Proposals to elect all directors annually:  We generally support proposals to elect all directors annually at public companies (to “declassify” the Board of Directors) where such action is supported by the board, and otherwise consider the issue on a case-by-case basis based in part on overall takeover defenses at a company.

8.                 Cumulative voting:  We generally support proposals to eliminate cumulative voting in the U.S. market context. (Cumulative voting provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board.)  U.S. proposals to establish cumulative voting in the election of directors generally will not be supported.

9.                 Separation of Chairman and CEO positions:  We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint a non-executive Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies.  In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context.

10.           Director retirement age and term limits:  Proposals recommending set director retirement ages or director term limits are voted on a case-by-case basis.

11.           Proposals to limit directors’ liability and/or broaden indemnification of officers and directors.  Generally, we will support such proposals provided that an individual is eligible only if he or she has not acted in bad faith, gross negligence or reckless disregard of their duties.

C.            Statutory auditor boards. The statutory auditor board, which is separate from the main board of directors, plays a role in corporate governance in several markets. These boards are elected by shareholders to provide assurance on compliance with legal and accounting standards and the company’s articles of association. We generally vote for statutory auditor nominees if they meet independence standards. In markets that require disclosure on attendance by internal statutory auditors, however, we consider voting against nominees for these positions who failed to attend at least 75% of meetings in the previous year. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

D.            Corporate transactions and proxy fights.  We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis in the interests of each fund or other account.  Proposals for mergers or other significant transactions that are friendly and approved by the Research Providers usually are supported if there is no portfolio manager objection.  We also analyze proxy contests on a case-by-case basis.

E.             Changes in capital structure.

1.               We generally support the following:

•                  Management and shareholder proposals aimed at eliminating unequal voting rights, assuming fair economic treatment of classes of shares we hold.

•                  Management proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear business purpose is stated that we can support and the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and/or (ii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the total new authorization will be outstanding. (We consider proposals that do not meet these criteria on a case-by-case basis.)

•                  Management proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital, unless we have concerns about use of the authority for anti-takeover purposes.

•                  Management proposals to authorize share repurchase plans, except in some cases in which we believe there are insufficient protections against use of an authorization for anti-takeover purposes.

•                  Management proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

•                  Management proposals to effect stock splits.

•                  Management proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter.  Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

•                  Management dividend payout proposals, except where we perceive company payouts to shareholders as inadequate.

2.               We generally oppose the following (notwithstanding management support):

•                  Proposals to add classes of stock that would substantially dilute the voting interests of existing shareholders.

•                  Proposals to increase the authorized or issued number of shares of existing classes of stock that are unreasonably dilutive, particularly if there are no preemptive rights for existing shareholders. However, depending on market practices, we consider voting for proposals giving general authorization for issuance of shares not subject to pre-emptive rights if the authority is limited.

•                  Proposals that authorize share issuance at a discount to market rates, except where authority for such issuance is de minimis, or if there is a special situation that we believe justifies such authorization (as may be the case, for example, at a company under severe stress and risk of bankruptcy).

•                  Proposals relating to changes in capitalization by 100% or more.

We consider on a case-by-case basis shareholder proposals to increase dividend payout ratios, in light of market practice and perceived market weaknesses, as well as individual company payout history and current circumstances.  For example, currently we perceive low payouts to shareholders as a concern at some Japanese companies, but may deem a low payout ratio as appropriate for a growth company making good use of its cash, notwithstanding the broader market concern.

F.             Takeover Defenses and Shareholder Rights.

1.               Shareholder rights plans:  We generally support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills).  In voting on rights plans or similar takeover defenses, we consider on a case-by-case basis whether the company has demonstrated a need for the defense in the context of promoting long-term share value; whether provisions of the defense are in line with generally accepted governance principles in the market (and specifically the presence of an adequate qualified offer provision that would exempt offers meeting certain conditions from the pill); and the specific context if the proposal is made in the midst of a takeover bid or contest for control.

2.               Supermajority voting requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder.  In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements.

3.               Shareholder rights to call meetings:  We consider proposals to enhance shareholder rights to call meetings on a case-by-case basis.

4.               Reincorporation: We consider management and shareholder proposals to reincorporate to a different jurisdiction on a case-by-case basis.  We oppose such proposals if we believe the main purpose is to take advantage of laws or judicial precedents that reduce shareholder rights.

5.               Anti-greenmail provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

6.               Bundled proposals:  We may consider opposing or abstaining on proposals if disparate issues are “bundled” and presented for a single vote.

G.            Auditors.          We generally support management proposals for selection or ratification of independent auditors.  However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities and we believe rotation of the audit firm is appropriate, or if fees paid to the auditor for non-audit-related services are excessive.  Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). We generally vote against proposals to indemnify auditors.

H.            Executive and Director Remuneration.

1.               We generally support the following:

•                  Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.  Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage (“run rate”) of equity compensation in the recent past; or if there are objectionable plan design and provisions.

•                  Proposals relating to fees to outside directors, provided the amounts are not excessive relative to other companies in the country or industry, and provided that the structure is appropriate within the market context.  While stock-based compensation to outside directors is positive if moderate and appropriately structured, we are wary of significant stock option awards or other performance-based awards for outside directors, as well as provisions that could result in significant forfeiture of value on a director’s decision to resign from a board (such forfeiture can undercut director independence).

•                  Proposals for employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad-based employee plan, including all non-executive employees.

•                  Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

2.               We generally oppose retirement plans and bonuses for non-executive directors and independent statutory auditors.

3.               Shareholder proposals requiring shareholder approval of all severance agreements will not be supported, but proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported. We generally oppose shareholder proposals that would establish arbitrary caps on pay.  We consider on a case-by-case basis shareholder proposals that seek to limit Supplemental Executive Retirement Plans (SERPs), but support such proposals where we consider SERPs to be excessive.

4.               Shareholder proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its labor markets, and the company’s current and past practices.  While we generally support emphasis on long-term components of senior executive pay and strong linkage of pay to performance, we consider whether a proposal may be overly prescriptive, and the impact of the proposal, if implemented as written, on recruitment and retention.

5.               We consider shareholder proposals for U.K.-style advisory votes on pay on a case-by-case basis.

6.               We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in executive equity compensation programs.

7.               We generally support shareholder proposals for reasonable “claw-back” provisions that provide for company recovery of senior executive bonuses to the extent they were based on achieving financial benchmarks that were not actually met in light of subsequent restatements.

8.               Management proposals effectively to re-price stock options are considered on a case-by-case basis.  Considerations include the company’s reasons and justifications for a re-pricing, the company’s competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.

I.              Social, Political and Environmental Issues.  We consider proposals relating to social, political and environmental issues on a case-by-case basis to determine likely financial impacts on shareholder value, balancing concerns on reputational and other risks that may be raised in a proposal against costs of implementation. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value. While we support proposals that we believe will enhance useful disclosure, we generally vote against proposals requesting reports that we believe are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs. We believe that certain social and environmental shareholder proposals may intrude excessively on management prerogatives, which can lead us to oppose them.

J.             Fund of Funds.  Certain Funds advised by an MSIM Affiliate invest only in other MSIM Funds.  If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee.

III.           ADMINISTRATION OF POLICY

The MSIM Proxy Review Committee (the “Committee”) has overall responsibility for the Policy.  The Committee, which is appointed by MSIM’s Chief Investment Officer of Global Equities (“CIO”) or senior officer, consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm, and is chaired by the director of the Corporate Governance Team (“CGT”).  Because proxy voting is an investment responsibility and impacts shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes.

The CGT Director is responsible for identifying issues that require Committee deliberation or ratification. The CGT, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines.  The CGT has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance.

The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

CGT and members of the Committee may take into account Research Providers’ recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst comments and research, as applicable.  Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies (“Index Strategies”) will be voted in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ.  Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available.  If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the CGT will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

A.            Committee Procedures

The Committee meets at least annually to review and consider changes to the Policy. The Committee will appoint a subcommittee (the “Subcommittee”) to meet as needed between Committee meetings to address any outstanding issues relating to the Policy or its implementation.

The Subcommittee will meet on an ad hoc basis to (among other functions): (1) monitor and ratify “split voting” (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or “override voting” (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy); (2) review and approve upcoming votes, as appropriate, for matters as requested by CGT.

The Committee reserves the right to review voting decisions at any time and to make voting decisions as necessary to ensure the independence and integrity of the votes. The Committee or the Subcommittee are provided with reports on at least a monthly basis detailing specific key votes cast by CGT.

B.            Material Conflicts of Interest

In addition to the procedures discussed above, if the CGT Director determines that an issue raises a material conflict of interest, the CGT Director will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question (“Special Committee”).

A potential material conflict of interest could exist in the following situations, among others:

1.     The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a matter that materially affects the issuer.

2.     The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MSIM Funds, as described herein.

3.     Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

If the CGT Director determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the issue will be addressed as follows:

1.               If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.

2.               If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM’s Client Proxy Standard.

3.               If the Research Providers’ recommendations differ, the CGT Director will refer the matter to the Subcommittee or a Special Committee to vote on the proposal, as appropriate.

The Special Committee shall be comprised of the CGT Director, the Chief Compliance Officer or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee, and MSIM’s relevant Chief Investment Officer or his/her designee, and any other persons deemed necessary by the CGT Director. The CGT Director may request non-voting participation by MSIM’s General Counsel or his/her designee.  In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

C.            Proxy Voting Reporting

The CGT will document in writing all Committee, Subcommittee and Special Committee  decisions and actions, which documentation will be maintained by the CGT for a period of at least six years.  To the extent these decisions relate to a security held by an MSIM Fund, the CGT will report the decisions to each applicable Board of Trustees/Directors of those Funds at each Board’s next regularly scheduled Board meeting. The report will contain information concerning decisions made during the most recently ended calendar quarter immediately preceding the Board meeting.

MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client’s account.

MSIM’s Legal Department is responsible for filing an annual Form N-PX on behalf of each MSIM Fund for which such filing is required, indicating how all proxies were voted with respect to such Fund’s holdings.

EXHIBIT O

SSgA Funds Management, Inc.

PROXY VOTING POLICY AND PROCEDURES

Introduction

SSgA Funds Management, Inc. (“FM”) seeks to vote proxies for which it has discretionary authority in the best interests of its clients.  This entails voting proxies in a way which SSgA believes will maximize the monetary value of each portfolio’s holdings with respect to proposals that are reasonably anticipated to have an impact on the current or potential value of a security.  Absent unusual circumstances or specific client instructions, we vote proxies on a particular matter in the same way for all clients, regardless of their investment style or strategies.  FM takes the view that voting in a manner consistent with maximizing the value of our clients’ holdings will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the SSgA Investment Committee.  The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to the FM Proxy Review Committee, a subcommittee of the SSgA Investment Committee, which is supported by the SSgA Governance Team.  FM retains the final authority and responsibility for voting. In addition to voting proxies, SSgA:

1)              describes its proxy voting procedures to its clients in Part II of its Form ADV;

2)              provides the client with this written proxy policy, upon request;

3)              discloses to its clients how they may obtain information on how FM voted the client’s proxies;

4)              matches proxies received with holdings as of record date;

5)              reconciles holdings as of record date and rectifies any discrepancies;

6)              generally applies its proxy voting policy consistently and keeps records of votes for each client;

7)              documents the reason(s) for voting for all non-routine items; and

8)              keeps records of such proxy voting available for inspection by the client or governmental agencies.

Process

The SSgA Corporate Governance Team is comprised of corporate governance professionals and governance analysts. The responsibilities of the SSgA Corporate Governance Team include corporate governance research and analysis across domestic and global investment strategies, with oversight of all governance and proxy voting processing on SSgA discretionary portfolios.. In addition, the Corporate Governance Team assumes responsibility for voting decisions on certain case-by-case items, informal commencement of engagement activities for the purposes of advocating SSgA positions on various governance issues, and the research and analysis of all governance related issues impacting shareholder value. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee.

In order to facilitate our proxy voting process, FM retains RiskMetrics Group, Inc. (“RMG”), a firm with expertise in the proxy voting and corporate governance fields.  RMG assists in the proxy voting process, including acting as our voting agent (i.e. actually processing the proxies), advising us as to current and emerging governance issues that we may wish to address, interpreting this policy and applying it to individual proxy items, and providing analytical information concerning specific issuers and proxy items as well as governance trends and developments.  This Policy does not address all issues as to which we may receive proxies nor does it seek to describe in detail all factors that we may consider relevant to any particular proposal.  To assist RMG in interpreting and applying this Policy, we meet with RMG at least annually, provide written guidance on certain topics generally on an annual basis and communicate more regularly as necessary to discuss how specific issues should be addressed.  This guidance permits RMG to apply this Policy without consulting us as to each proxy but in a manner that is consistent with our investment view and not their own governance opinions.  If an issue raised by a proxy is not addressed by this Policy or our prior guidance to RMG, RMG refers the proxy to us for direction on voting.  On issues that we do not believe affect the economic value of our portfolio holdings or are considered by us to be routine matters as to which we have not provided specific guidance, we have agreed with RMG to act as our voting agent in voting such proxies in accordance with its own recommendations which, to the extent possible, take into account this Policy and FM’s general positions on similar matters.  The Corporate Governance Team is responsible, working with RMG, for submitting proxies in a timely manner and in accordance with our policy.  The Corporate Governance Team works with RMG to establish and update detailed procedures to implement this policy.

From time to time, proxy votes will be solicited which fall into one of the following categories:

(i)            proxies which involve special circumstances and require additional research and discussion (e.g. a material merger or acquisition, or a material governance issue with the potential to become a significant precedent in corporate governance); or

(ii)           proxies which are not directly addressed by our policies and which are reasonably anticipated to have an impact on the current or potential value of a security or which we do not consider to be routine.

The Governance Team identifies these proxies using a number of methods, including but not limited to in house governance research, notifications from RMG and other third party research providers, concerns of clients or issuers, review by Governance Team analysts, and questions from consultants.  The role of third parties in identifying special circumstances does not mean that we will depart from our guidelines; these third parties are all treated as information sources.  If they raise issues that we determine to be prudent before voting a particular proxy or departing from our prior guidance to RMG, we will weigh the issue along with other relevant factors before making an informed decision.  In all cases, we vote proxies as to which we have voting discretion in a manner that we determine to be in the best interest of our clients.  As stated above, if the proposal has a quantifiable effect on shareholder value, we seek to maximize the value of a portfolio’s holdings.  With respect to matters that are not so quantifiable, we exercise greater judgment but still seek to maximize long-term value by promoting sound governance policies.  The goal of the Proxy Voting Committee is to make the most informed decision possible.

In instances of special circumstances or issues not directly addressed by our policies or guidance to RMG that are deemed highly significant, the issue is referred to the Chairman of the Investment Committee for a determination of the proxy vote.  The first determination is whether there is a material conflict of interest between the interests of our client and those of FM or its affiliates (as explained in greater detail below under “Potential Conflicts”).  If the Manager of Corporate Governance and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under “Potential Conflicts” is followed.  If there is no material conflict, we examine the proposals that involve special circumstances or are not addressed by our policy or guidance in detail in seeking to determine what vote would be in the best interests of our clients.  At this point, the Chairman of the Investment Committee makes a voting decision in our clients’ best interest.  However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy item to the Proxy Review Committee and/or to the entire Investment Committee for a final decision on voting the proxy.  The Investment Committee will use the same rationale for determining the appropriate vote.

FM reviews proxies of non-US issuers in the context of these guidelines.  However, FM also endeavors to show sensitivity to local market practices when voting these proxies. This may lead to contrasting votes to the extent that local practices around items requiring shareholder approval differ from market to market. For example, in certain non-US markets, items are put to vote which have little or no effect on shareholder value, but which are routinely voted on in those jurisdictions; in the absence of material effect on our clients, we will follow market practice.  FM votes in all markets where it is feasible to do so.  Note that certain custodians utilized by our clients do not offer proxy voting in every non-US jurisdiction.  In such a case, FM will be unable to vote such a proxy.

Voting

For most issues and in most circumstances, we abide by the following general guidelines.  However, it is important to remember that these are simply guidelines.  As discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

I.                                         Generally, FM votes for the following ballot items:

Board of Directors

•                  Elections of directors who (i) we determine to be adequately independent of management and (ii) do not simultaneously serve on an unreasonable (as determined by FM) number of other boards (other than those affiliated with the issuer).  Factors that we consider in evaluating independence include whether the nominee is an employee of or related to an employee of the issuer or its auditor, whether the nominee provides professional services to the issuer, whether the nominee has attended an appropriate number of scheduled board meetings (as determined by SSgA), or whether the nominee receives non-board related compensation from the issuer.

•                  Directors’ compensation, provided the amounts are not excessive relative to other issuers in the market or industry.  In making such a determination, we review whether the compensation is overly dilutive to existing shareholders.

•                  Proposals to limit directors’ liability and/or expand indemnification of directors, provided that a director shall only be eligible for indemnification and liability protection if he or she has not acted in bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office

•                  Discharge of board members’ duties*, in the absence of pending litigation, governmental investigation, charges of fraud or other indicia of significant concern

•                  The establishment of annual elections of the board of directors unless the board is comprised of a supermajority of independent directors, including wholly independent board committees, and the company does not have a shareholder rights plan (poison pill)

•                  Mandates requiring a majority of independent directors on the Board of Directors

•                  Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

•                  Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

•                  Elimination of cumulative voting

*                 Common for non-US issuers; request from the issuer to discharge from liability the directors or auditors with respect to actions taken by them during the previous year.

•                  Establishment of confidential voting

•                  Proposals seeking to establish or decrease an existing required ownership threshold contained within the company by-laws that offer shareholders the right to call special meetings.

Auditors

•                  Approval of auditors, unless the fees paid to auditors are excessive; auditors’ fees will be deemed excessive if the non-audit fees for the prior year constituted 50% or more of the total fees paid to the auditors

•                  Auditors’ compensation, provided the issuer has properly disclosed audit and non-audit fees relative to market practice and that non-audit fees for the prior year constituted no more than 50% of the total fees paid to the auditors

•                  Discharge of auditors*

•                  Approval of financial statements, auditor reports and allocation of income

•                  Requirements that auditors attend the annual meeting of shareholders

•                  Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities

•                  Establishment of a selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function

Capitalization

•                  Dividend payouts that are greater than or equal to country and industry standards; we generally support a dividend which constitutes 30% or more of net income

•                  Authorization of share repurchase programs, unless the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, and the time frame for the repurchase

•                  Capitalization changes which eliminate other classes of stock and/or unequal voting rights

•                  Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies.

•                  Elimination of pre-emptive rights for share issuance of less than a certain percentage (country specific - ranging from 5% to 20%) of the outstanding shares, unless even such small amount could have a material dilutive effect on existing shareholders (e.g. in illiquid markets)

Anti-Takeover Measures

•                  Elimination of shareholder rights plans (“poison pill”)

•                  Amendment to a shareholder rights plans (“poison pill”) where the terms of the new plans are more favorable to shareholders’ ability to accept unsolicited offers (i.e. if one of the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no “dead hand,” “slow hand,” “no hand” or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced)

•                  Adoption or renewal of a non-US issuer’s shareholder rights plans (“poison pill”) if the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no “dead hand,” “slow hand,” “no hand” or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced

•                  Reduction or elimination of super-majority vote requirements, unless management of the issuer was concurrently seeking to or had previously made such reduction or elimination

•                  Mandates requiring shareholder approval of a shareholder rights plans (“poison pill”)

•                  Repeals of various anti-takeover related provisions

Executive Compensation/Equity Compensation

•                  Stock purchase plans with an exercise price of not less that 85% of fair market value

•                  Stock option plans which are incentive based and not excessively dilutive.  In order to assess the dilutive effect, we divide the number of shares required to fully fund the proposed plan, the number of authorized but unissued shares, and the issued but unexercised shares by fully diluted share count.  We review that number in light of certain factors, including the industry of the issuer, in order to make our determination as to whether the dilution is excessive.

•                  Other stock-based plans which are not excessively dilutive, using the same process set forth in the preceding bullet

•                  Expansions to reporting of financial or compensation-related information, within reason

•                  Proposals requiring the disclosure of executive retirement benefits if the issuer does not have an independent compensation committee

•                  Remuneration policies that are judged to be in-line with local market practices.

Routine Business Items

•                  General updating of or corrective amendments to charter not otherwise specifically addressed herein, unless such amendments would reasonably be expected to diminish shareholder rights (e.g. extension of directors’ term limits, amending shareholder vote requirement to amend the charter documents, insufficient information provided as to the reason behind the amendment)

•                  Change in Corporation Name

•                  Mandates that amendments to bylaws or charters have shareholder approval

Other

•                  Adoption of anti-”greenmail” provisions, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders

•                  Repeals or prohibitions of “greenmail” provisions

•                  “Opting-out” of business combination provision

II. Generally, FM votes against the following items:

Board of Directors

•                  Establishment of classified boards of directors, unless 80% of the board is independent and the company does not have shareholder rights plan (poison pill),

•                  Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, or nominating committees

•                  Limits to tenure of directors

•                  Requirements that candidates for directorships own large amounts of stock before being eligible to be elected

•                  Restoration of cumulative voting in the election of directors

•                  Removal of a director, unless we determine the director (i) is not adequately independent of management or (ii) simultaneously serves on an unreasonable (as determined by FM) number of other boards (other than those affiliated with the issuer).  Factors that we consider in evaluating independence include whether the director is an employee of or related to an employee of the issuer or its auditor, whether the director provides professional services to the issuer, or whether the director receives non-board related compensation from the issuer

•                  The elimination of shareholders’ right to call special meetings or attempts to raise the ownership threshold beyond reasonable levels (as determined by SSgA).

•                  Proposals that relate to the “transaction of other business as properly comes before the meeting”, which extend “blank check” powers to those acting as proxy

•                  Approval of Directors who have failed to act on a shareholder proposal that has been approved by a majority of outstanding shares

•                  Directors at companies where prior non-cash compensation was improperly “backdated” or “springloaded” where one of the following scenarios exists:

•                  (i) it is unknown whether the Compensation Committee had knowledge of such backdating at the time, (ii) the Compensation Committee was not independent at the time, and (iii) the director seeking reelection served on the Compensation Committee at the time; or

•                  (i) it is unknown whether the Compensation Committee had knowledge of such backdating at the time, (ii) the Compensation Committee was independent at the time, and (iii) sufficient controls have not been implemented to avoid similar improper payments going forward; or

•                  (i) the Compensation Committee had knowledge of such backdating at the time, and (ii) the director seeking reelection served on the Compensation Committee at the time; or

•                  (i) the Compensation Committee did not have knowledge of such backdating at the time, and (ii) sufficient controls have not been implemented to avoid similar improper payments going forward

Capitalization

•                  Capitalization changes that add “blank check” classes of stock (i.e. classes of stock with undefined voting rights) or classes that dilute the voting interests of existing shareholders

•                  Capitalization changes that exceed 100% of the issuer’s current authorized capital unless management provides an appropriate rationale for such change

Anti-Takeover Measures

•                  Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

•                  Adjournment of Meeting to Solicit Additional Votes

•                  Shareholder rights plans that do not include a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced

•                  Adoption or renewal of a US issuer’s shareholder rights plan (“poison pill”)

Executive Compensation/Equity Compensation

•                  Excessive compensation (i.e. compensation plans which are deemed by FM to be overly dilutive)

•                  Retirement bonuses for non-executive directors and auditors

•                  Proposals requiring the disclosure of executive retirement benefits if the issuer has an independent compensation committee

Routine Business Items

•                  Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions

•                  Reincorporation in a location which has more stringent anti-takeover and related provisions

•                  Proposals asking the board to adopt any form of majority voting, unless the majority standard indicated is based on a majority of shares outstanding.

Other

•                  Requirements that the company provide costly, duplicative, or redundant reports, or reports of a non-business nature

•                  Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact

•                  Proposals which require inappropriate endorsements or corporate actions

•                  Proposals asking companies to adopt full tenure holding periods for their executives

III.           FM evaluates Mergers and Acquisitions on a case-by-case basis.  Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders.  However, in all cases, FM uses its discretion in order to maximize shareholder value. FM generally votes as follows:

•                  Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

•                  Against offers when we believe that reasonable prospects exist for an enhanced bid or other bidders

•                  Against offers where, at the time of voting, the current market price of the security exceeds the bid price

•                  For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

•                  For offers made at a premium where no other higher bidder exists

Protecting Shareholder Value

We at FM agree entirely with the United States Department of Labor’s position that “where proxy voting decisions may have an effect on the economic value of the plan’s underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock” (IB 94-2). Our proxy voting policy and procedures are designed with the intent that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible.  However, we use each piece of information we receive — whether from clients, consultants, the media, the issuer, RMG or other sources — as one part of our analysis in seeking to carry out our duties as a fiduciary and act in the best interest of our clients.  We are not unduly influenced by the identity of any particular source, but use all the information to form our opinion as to the best outcome for our clients.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

FM regularly engages with companies to discuss a variety of corporate governance issues, with the goal of obtaining insight on the principles and practices that drive our voting decisions.  Through our discussions with boards and management, we seek to strengthen the quality of corporate governance, as a means to protect and enhance shareholder value. During our discussions, we focus on the attributes and practices that we believe enhance our clients’ returns.

In addition to tracking lists provided by third party advisory firms, the Governance Team screens for underperforming issuers that may trigger a deeper review of company governance profiles and practices.  The Governance Team, along with the Proxy Review Committee when necessary, will monitor and perform case-by-case analyses of companies identified through these screens.

As an active shareholder, FM’s role is to support corporate policies that serve the best interests of our clients. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company’s value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical shareholder.  We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate.  To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process—especially the proxy voting process—as the most effective means by which to communicate our and our clients’ legitimate shareholder concerns.  Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

Potential Conflicts

As discussed above under Process, from time to time, FM will review a proxy which may present a potential conflict of interest.  As a fiduciary to its clients, FM takes these potential conflicts very seriously While FM’s only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients’ best interests and are not affected by FM’s potential conflict, there are a number of courses FM may take.  Although various relationships could be deemed to give rise to a conflict of interest, we have determined that two categories of relationships present a sufficiently serious concern to warrant an alternative process:  customers of FM or its affiliates which are among the top 100 clients of FM and its affiliates based upon revenue; and the 10 largest broker-dealers used by SSgA, based upon revenue (a “Material Relationship”).

When the matter falls clearly within the polices set forth above or the guidance previously provided by FM to RMG and the proxy is to be voted in accordance with that guidance, we do not believe that such decision represents a conflict of interest and no special procedures are warranted.

In circumstances where either (i) the matter does not fall clearly within the policies set forth above or the guidance previously provided to RMG, or (ii) FM determines that voting in accordance with such policies or guidance is not in the best interests of its clients, the Head of Corporate Governance will compare the name of the issuer against a list of the top 100 revenue generating clients of State Street Corporation and its affiliates and a list of the top 10 broker-dealer relationships to determine if a Material Relationship exists.  (These lists are updated quarterly.)  If the issuer’s name appears on either list and the pre-determined policy is not being followed, FM will employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote. However, in certain circumstances the SSgA Proxy Review Committee may determine that the use of a third party fiduciary is not necessary or appropriate, either because the matter involved does not involve a material issue or because the issue in question affects the underlying value of the portfolio position and it is appropriate for FM, notwithstanding the potential conflict of interest, to vote the security in a manner that it determines will maximize the value to its client.    In such situations, the SSgA Proxy Committee, or if a broader discussion is warranted, the SSgA Investment Committee, shall make a decision as to the voting of the proxy.  The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM’s clients, shall be formalized in writing as a part of the minutes to the Investment Committee.

Recordkeeping

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM’s office:

1)              FM’s Proxy Voting Policy and any additional procedures created pursuant to such Policy;

2)              a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);

3)              a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);

4)              a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and

5)              a copy of each written request from a client, and response to the client, for information on how FM voted the client’s proxies.

Disclosure of Client Voting Information

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.

PART C:  OTHER INFORMATION

Item 23.               Exhibits

(a)(1)                   Penn Series Funds, Inc. (the “Registrant”): Form of Articles of Incorporation dated April 1982, as originally filed on April 26, 1983 as Exhibit 1 to Post Effective Amendment No. 24 to the Registrant’s Registration Statement on Form N-1A, are incorporated herein by reference to Exhibit 1 of Post-Effective Amendment No. 44 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the U.S. Securities and Exchange Commission (the “SEC”) via EDGAR (Accession No. 0000950109-97-001341) on February 14, 1997.

(a)(2)                   Articles of Amendment dated April 22, 2002 to the Articles of Incorporation dated April 1982 is incorporated herein by reference to Exhibit (a)(2) of Post-Effective Amendment No. 60 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0001104659-08-027994) on April 29, 2008.

(a)(3)                   Articles of Amendment dated August 1, 2004 to the Articles of Incorporation dated April 1982 is incorporated herein by reference to Exhibit (a)(3) of Post-Effective Amendment No. 56 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0000950116-05-001497) on April 27, 2005.

(a)(4)                   Articles Supplementary dated April 18, 2008 to the Articles of Incorporation dated April 1982 is incorporated herein by reference to Exhibit (a)(4) of Post-Effective Amendment No. 60 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0001104659-08-027994) on April 29, 2008.

(a)(5)                   Articles of Amendment dated August 18, 2008 to the Articles of Incorporation dated April 1982, is incorporated herein by reference to Exhibit (a)(5) of Post-Effective Amendment No. 61 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0001104659-09-012547) on February 26, 2009.

(b)                                 By-Laws as originally filed on August 27, 1992 as Exhibit 2 to Post-Effective Amendment No. 37 to the Registrant’s Registration Statement on Form N-1A, are incorporated herein by reference to Exhibit 2 of Post-Effective Amendment No. 44 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0000950109-97-001341) on February 14, 1997.

(c)                                  None (outstanding shares of common stock are recorded on the books and records of the Registrant - Certificates of stock are not issued).

(d)(1)                  Investment Advisory Agreement dated May 1, 2000 between the Registrant and Independence Capital Management, Inc. is incorporated herein by reference to Exhibit (d)(1) of Post-Effective Amendment No. 49 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0000950116-00-000942) on April 21, 2000.

(d)(2)                  Amendment dated May 1, 2002 to the Investment Advisory Agreement dated May 1, 2000 between the Registrant and Independence Capital Management, Inc. is incorporated herein by reference to Exhibit (d)(2) of Post-Effective Amendment No. 52 to the

Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0000950116-02-000828) on April 25, 2002.

(d)(3)                  Amendment dated August 22, 2008 to the Investment Advisory Agreement dated May 1, 2000, between the Registrant and Independence Capital Management, Inc., is filed herewith.

(d)(4)                   Form of Investment Sub-Advisory Agreement dated May 1, 2000 between Independence Capital Management, Inc. and Turner Investment Partners, Inc., with respect to the Mid Cap Growth Fund, is incorporated herein by reference to Exhibit (d)(3) of Post-Effective Amendment No. 49 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0000950116-00-000942) on April 21, 2000.

(d)(5)                   Amendment dated May 17, 2007 to the Investment Sub-Advisory Agreement dated May 1, 2000 between Independence Capital Management, Inc. and Turner Investment Partners, Inc., with respect to the Mid Cap Growth Fund, is incorporated herein by reference to Exhibit (d)(6) of Post-Effective Amendment No. 60 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0001104659-08-027994) on April 29, 2008.

(d)(6)                  Amendment dated January 31, 2008 to the Investment Sub-Advisory Agreement dated May 1, 2000 between Independence Capital Management, Inc. and Turner Investment Partners, Inc., with respect to the Mid Cap Growth Fund, is incorporated herein by reference to Exhibit (d)(7) of Post-Effective Amendment No. 60 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0001104659-08-027994) on April 29, 2008.

(d)(7)                  Sub-Advisory Agreement dated August 1, 2004 between Independence Capital Management, Inc. and Lord, Abbett & Co. LLC, with respect to the Mid Core Value Fund, is incorporated herein by reference to Exhibit (d)(5) of Post-Effective Amendment No. 56 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0000950116-05-001497) on April 27, 2005.

(d)(8)                  Sub-Advisory Agreement dated May 1, 2009 between Independence Capital Management, Inc. and Neuberger Berman Management LLC, with respect to the Mid Cap Value Fund is filed herewith.

(d)(9)                  Sub-Advisory Agreement dated August 1, 2004 between Independence Capital Management, Inc. and Goldman Sachs Asset Management, L.P., with respect to the Small Cap Value Fund, is incorporated herein by reference to Exhibit (d)(8) of Post-Effective Amendment No. 56 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0000950116-05-001497) on April 27, 2005.

(d)(10)            Sub-Advisory Agreement dated August 1, 2004 between Independence Capital Management, Inc. and T. Rowe Price Associates, Inc., with respect to the Flexibly Managed, High Yield Bond and Large Growth Stock Funds, is incorporated herein by reference to Exhibit (d)(9) of Post-Effective Amendment No. 56 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0000950116-05-001497) on April 27, 2005.

(d)(11)             Sub-Advisory Agreement dated May 1, 1998 between Independence Capital Management, Inc. and Vontobel Asset Management, Inc., with respect to the

International Equity Fund, is incorporated herein by reference to Exhibit (d)(7) of Post-Effective Amendment No. 47 to the Registrant’s Registration statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 000950116-99-000315) on February 26, 1999.

(d)(12)            Amendment dated September 7, 2006 to the Investment Sub-Advisory Agreement dated May 1, 1998 between Independence Capital Management, Inc. and Vontobel Asset Management, Inc., with respect to the International Equity Fund, is incorporated herein by reference to Exhibit (d)(11) of Post-Effective Amendment No. 58 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0000893220-07-001447) on April 25, 2007.

(d)(13)            Form of Sub-Advisory Agreement dated May 1, 2002 between Independence Capital Management, Inc. and Heitman Real Estate Securities LLC, with respect to the REIT Fund, is incorporated herein by reference to Exhibit (d)(12) of Post-Effective Amendment No. 52 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0000950116-02-000828) on April 25, 2002.

(d)(14)            Amendment dated November 16, 2006 to the Sub-Advisory Agreement dated May 1, 2002 between Independence Capital Management, Inc. and Heitman Real Estate Securities LLC, with respect to the REIT Fund, is incorporated herein by reference to Exhibit (d)(14) of Post-Effective Amendment No. 58 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0000893220-07-001447) on April 25, 2007.

(d)(15)            Investment Sub-Advisory Agreement dated August 22, 2008 between Independence Capital Management, Inc., and Wells Capital Management Incorporated, with respect to the Large Core Growth and SMID Cap Growth Funds, is incorporated herein by reference to Exhibit (d)(15) of Post-Effective Amendment No. 61 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0001104659-09-012547) on February 26, 2009.

(d)(16)            Investment Sub-Advisory Agreement dated August 22, 2008 between Independence Capital Management, Inc., and SSgA Funds Management, Inc., with respect to the Index 500, Small Cap Index and Developed International Index Funds, is incorporated herein by reference to Exhibit (d)(16) of Post-Effective Amendment No. 61 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0001104659-09-012547) on February 26, 2009.

(d)(17)            Investment Sub-Advisory Agreement dated August 22, 2008 between Independence Capital Management, Inc., and AllianceBernstein L.P., with respect to the SMID Cap Value Fund, is incorporated herein by reference to Exhibit (d)(17) of Post-Effective Amendment No. 61 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0001104659-09-012547) on February 26, 2009.

(d)(18)            Investment Sub-Advisory Agreement dated August 22, 2008 between Independence Capital Management, Inc., and Oppenheimer Capital LLC, with respect to the Small Cap Growth Fund, is incorporated herein by reference to Exhibit (d)(18) of Post-Effective Amendment No. 61 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0001104659-09-012547) on February 26, 2009.

(d)(19)            Investment Sub-Advisory Agreement dated August 22, 2008 between Independence Capital Management, Inc., and Eaton Vance Management, with respect to the Large Core

Value Fund, is incorporated herein by reference to Exhibit (d)(19) of Post-Effective Amendment No. 61 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0001104659-09-012547) on February 26, 2009.

(d)(20)            Investment Sub-Advisory Agreement dated August 22, 2008 between Independence Capital Management, Inc., and Van Kampen Asset Management, with respect to the Emerging Markets Equity Fund, is incorporated herein by reference to Exhibit (d)(20) of Post-Effective Amendment No. 61 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0001104659-09-012547) on February 26, 2009.

(d)(21)            Investment Sub-Advisory Agreement dated August 22, 2008 between Independence Capital Management, Inc., and OppenheimerFunds, Inc., with respect to the Large Cap Value Fund, is incorporated herein by reference to Exhibit (d)(21) of Post-Effective Amendment No. 61 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0001104659-09-012547) on February 26, 2009.

(d)(22)            Investment Sub-Advisory Agreement dated August 1, 2008 between Independence Capital Management, Inc., and Turner Investment Partners Inc, with respect to the Large Cap Growth Fund, is incorporated herein by reference to Exhibit (d)(22) of Post-Effective Amendment No. 61 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0001104659-09-012547) on February 26, 2009.

(e)                                 None. Common stock of the Registrant is sold only to The Penn Mutual Life Insurance Company and its affiliated insurance companies for their general or separate accounts.

(f)                                    None.

(g)(1)                  Amended and Restated Custodian Agreement dated October 28, 1992 between the Registrant and Provident National Bank as originally filed on April 26, 1993 as Exhibit 8(a) to Post-Effective Amendment No. 38 to the Registrant’s Registration Statement, is incorporated herein by reference to Exhibit 8(a) of Post-Effective Amendment No. 44 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0000950109-97-001341) on February 14, 1997.

(g)(2)                  Form of Amendment dated May 1, 2002 to the Amended and Restated Custodian Agreement dated October 28, 1992 between the Registrant and PFPC Trust Company is incorporated herein by reference to Exhibit (g)(2) of Post-Effective Amendment No. 52 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0000950116-02-000828) on April 25, 2002.

(g)(3)                  Form of Foreign Custody Manager Agreement dated July 2, 2001 between the Registrant and PNC Bank is incorporated herein by reference to Exhibit (g)(3) of Post-Effective Amendment No. 52 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0000950116-02-000828) on April 25, 2002.

(h)(1)                  Amended and Restated Administrative and Corporate Services Agreement dated February 21, 2008 between the Registrant and The Penn Mutual Life Insurance Company is incorporated herein by reference to Exhibit (h)(1) of Post-Effective Amendment No. 60

to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0001104659-08-027994) on April 29, 2008.

(h)(2)                  Accounting Services Agreement dated May 15, 1994 between the Registrant and Provident Financial Processing Corporation as originally filed on March 10, 1990 as Exhibit 9(b) to Post-Effective Amendment No. 33 to the Registrant’s Registration Statement is incorporated herein by reference to Exhibit 9(b) of Post-Effective Amendment No. 44 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0000950109-97-001341) on February 14, 1997.

(h)(3)                  Agreement between the Registrant and Provident Financial Processing Corporation on fees for services under the Accounting Services Agreement, as originally filed on February 24, 1995 as Exhibit 9(c) to Post-Effective Amendment No. 43 to the Registrant’s Registration Statement, is incorporated herein by reference to Exhibit 9(c) of Post-Effective Amendment No. 44 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0000950109-97-001341) on February 14, 1997.

(h)(4)                  Amendment dated October 24, 2006 to the Accounting Services Agreement dated May 5, 1994 is incorporated herein by reference to Exhibit (h)(4) of Post-Effective Amendment No. 58 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0000893220-07-001447) on April 25, 2007.

(h)(5)                  Expense Limitation Agreement dated May 22, 2008 by and among Independence Capital Management, Inc., The Penn Mutual Life Insurance Company, and Penn Series Funds, Inc. is filed herewith.

(i)                                     Opinion and Consent of Counsel Morgan, Lewis & Bockius LLP, is filed herewith.

(j)                                     Consent of independent registered public accountants, KPMG LLP, is filed herewith.

(k)                                  None.

(l)                                     None.

(m)                               None.

(n)                                 None.

(o)                                 None.

(p)(1)                   Registrant’s Code of Ethics dated February 24, 2005 is incorporated herein by reference to Exhibit (p)(1) of Post-Effective Amendment No. 56 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0000950116-05-001497) on April 27, 2005.

(p)(2)                   Independence Capital Management, Inc. Code of Ethics dated January 31, 2005 is incorporated herein by reference to Exhibit (p)(2) of Post-Effective Amendment No. 56 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0000950116-05-001497) on April 27, 2005.

(p)(3)                   Turner Investment Partners, Inc. Code of Ethics dated March 1, 2008 is incorporated herein by reference to Exhibit (p)(4) of Post-Effective Amendment No. 60 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0001104659-08-027994) on April 29, 2008.

(p)(4)                   Lord, Abbett & Co., LLC Code of Ethics dated October 2008, is filed herewith.

(p)(5)                   Wells Capital Management, Inc. Code of Ethics dated February 2007 is incorporated herein by reference to Exhibit (p)(6) of Post-Effective Amendment No. 58 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0000893220-07-001447) on April 25, 2007.

(p)(6)                   Neuberger Berman Management, LLC Code of Ethics dated September 2006 is incorporated herein by reference to Exhibit (p)(7) of Post-Effective Amendment No. 58 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0000893220-07-001447) on April 25, 2007.

(p)(7)                   Goldman Sachs Asset Management, L.P. Code of Ethics dated January 23, 2007 is incorporated herein by reference to Exhibit (p)(8) of Post-Effective Amendment No. 58 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0000893220-07-001447) on April 25, 2007.

(p)(8)                   T. Rowe Price Associates, Inc. Code of Ethics dated March 13, 2009, is filed herewith.

(p)(9)                   Vontobel Asset Management, Inc. Code of Ethics, is filed herewith.

(p)(10)             Heitman Real Estate Securities, LLC Code of Ethics dated February 1, 2005 is incorporated herein by reference to Exhibit (p)(12) of Post-Effective Amendment No. 58 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0000893220-07-001447) on April 25, 2007.

(p)(11)             Eaton Vance Management Code of Ethics dated October, 2008, is filed herewith.

(p)(12)             AllianceBernstein L.P., Code of Ethics, is filed herewith.

(p)(13)             Morgan Stanley Investment Management (as related to Van Kampen Asset Management) Code of Ethics dated December 15, 2006 is incorporated herein by reference to Exhibit (p)(15) of Post-Effective Amendment No. 60 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0001104659-08-027994) on April 29, 2008.

(p)(14)             SSgA Funds Management, Inc., Code of Ethics is incorporated herein by reference to Exhibit (p)(16) of Post-Effective Amendment No. 60 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0001104659-08-027994) on April 29, 2008.

(p)(15)             Oppenheimer Capital LLC Code of Ethics, is filed herewith.

(p)(16)             OppenheimerFunds, Inc. Code of Ethics, is filed herewith.

(q)(1)                   Powers of Attorney of Messrs. Wright, Pudlin, Mather, III and Bay, dated February 26, 2009, are filed herewith.

Item 24.                Persons Controlled by or under Common Control with Registrant

The Penn Mutual Life Insurance Company (“Penn Mutual”) is the owner of 100% of the outstanding common stock of the Registrant.  For further information on the ownership of the outstanding common stock of the Registrant, see “Voting Rights” in the Prospectus and “Ownership of Shares” in the Statement of Additional Information, which are incorporated hereunder by reference.

Penn Mutual is the record and beneficial owner of 100% of the outstanding common stock of The Penn Insurance and Annuity Company, a Delaware corporation.

Penn Mutual is the record and beneficial owner of 100% of the outstanding common stock of Independence Capital Management, Inc., a Pennsylvania corporation, and registered investment adviser.

Penn Mutual is the record and beneficiary owner of 100% of the outstanding common stock of The Penn Janney Fund, Inc.  Penn Janney Fund, Inc. is a Pennsylvania corporation and invests in new business.

Penn Mutual is the record and beneficial owner of 100% of the outstanding common stock of The Pennsylvania Trust Company, a Pennsylvania corporation.

Penn Mutual is the record and beneficial owner of 95% of the outstanding common stock of Independence Square Properties, Inc., a holding corporation incorporated in Delaware.

Independence Square Properties, Inc. is the record and beneficial owner of 100% of the outstandinf common stock of WPI Investment Corporation, a Delaware corporation.

Indepro Corp. is the record and beneficial owner of 100% of the outstanding common stock of Indepro Property Fund II Corp., a Delaware corporation.

Independence Square Properties, Inc. is the record and beneficial owner of 100% of the outstanding common stock of Janney Montgomery Scott LLC, a Delaware corporation.

Janney Montgomery Scott LLC is the record and beneficial owner of 100% of the outstanding common stock of the following corporations: JMS Resources, Inc., a Pennsylvania corporation; JMS Investor Services, Inc., a Delaware corporation; and Janney Montgomery Scott Insurance Agency Inc., a Massachusetts corporation.

Penn Mutual and Janney Montgomery Scott LLC each is the record and beneficial owner of a subscription agreement for 50% of the common stock of Penn Janney Advisory, Inc., a Pennsylvania corporation.

Penn Mutual is the record and beneficial owner of 100% of the outstanding common stock of Indepro Corp., a Delaware corporation.

Penn Mutual is the record and beneficial owner of 100% of the outstanding common stock of Hornor, Townsend & Kent, Inc., a Pennsylvania corporation.

Penn Mutual is the record and beneficial owner of 100% of the outstanding common stock of ISP Parker Hunter, Inc., a Delaware corporation.

ISP Parker Hunter is the record and beneficial owner of 5% of the outstanding common stock of Independence Square Properties, Inc., a holding corporation incorporated in Delaware.

Hornor, Townsend & Kent, Inc. is the record and beneficial owner of 100% of the outstanding common stock of Hornor, Townsend & Kent, Inc., of Delaware, Inc. a Delaware Corporation; and Hornor, Townsend & Kent, Inc. Insurance Agency, Inc. a Pennsylvania Corporation.

Penn Mutual and Janney Montgomery Scott LLC each is the record and beneficial owner of 49.5% of the outstanding common stock of Penn Janney Opportunities Fund LP, a Delware corporation. The remaining 1.0% of the outstanding common stock of Penn Janney Opportunities Fund LP is owned by Penn Janney GP LLC.

Penn Mutual and Janney Montgomery Scott LLC each is the record and beneficial owner of 49.5% of the outstanding common stock of Penn Janney GP LLC, a Delware corporation. The remaining 1.0% of the outstanding common stock of Penn Janney GP LLC is owned by Richard Fox.

Item 25.               Indemnification

Article VII, Section (3) of the Articles of Incorporation of the Registrant provides generally that directors and officers of the Registrant shall be indemnified by the Registrant to the full extent permitted by Maryland law and by the Investment Company Act of 1940, now or hereinafter in force.

Article VI, Section (2) of the By-laws of the Registrant provides: Any person who was or is a party or is threatened to be made a defendant or respondent in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was a director or officer of the Corporation, or is or was serving while a director or officer of the Corporation at the request of the Corporation as a director, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust, enterprise or employee benefit plan, shall be indemnified by the Corporation against judgments, penalties, fines, settlements and reasonable expenses (including attorney’s fees) actually incurred by such person in connection with such action, suit or proceeding to the full extent permissible under the General Laws of the State of Maryland now or hereafter in force, except that such indemnity shall not protect any such person against any liability to the Corporation or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Item 26.                Business and Other Connections of Investment Advisers

Independence Capital Management, Inc.

Name and Current Position with Independence Capital Management, Inc.	Other Business and Connections During the Past Two Years

Peter M. Sherman, President, Chief Executive Officer and Director

Chairman, President and Chief Executive Officer of Independence Capital Management, Inc., Horsham, PA; Executive Vice President and Chief Investment Officer of The Penn Mutual Life Insurance Company, Horsham, PA; Director, The Penn Insurance & Annuity Company, Horsham, PA; President & Director of Penn Janney Advisory, Inc., Horsham, PA; President & Director of Penn Janney Fund, Inc, Horsham, PA; Representative of Penn Janney Group, LLC, Horsham, PA.

Robert E. Chappell, Director

Director of Independence Capital Management, Inc., Horsham, PA; Chairman and Chief Executive Officer of The Penn Mutual Life Insurance Company, Horsham, PA; Chairman of the Board and President of The Penn Insurance & Annuity Company, Horsham, PA; Chairman of the Board of The Pennsylvania Trust Company, Radnor, PA; Director of Independence Square Properties, LLC, Horsham, PA; Director of ISP Parker Hunter, Horsham, PA.

Peter J. Vogt, Director

Director of Independence Capital Management, Inc., Horsham, PA; Executive Vice President and Chief Financial Officer of the Penn Mutual Life Insurance Company, Horsham, PA; Director & Audit Committee member, Hornor, Townsend & Kent, Inc., Horsham, PA; Director of HTK of Delaware, Inc., of Horsham, PA; Director of HTK Insurance Agency, Inc., Horsham, PA; Director, Executive Vice President & Chief Financial Officer of The Penn Insurance & Annuity Company, Horsham, PA; Director & Audit Committee member of The Pennsylvania Trust Company, Radnor, PA.; President & Board of Managers of Independence Square Properties, LLC, Horsham, PA; President & Board of Managers of ISP Parker Hunter, Horsham, PA.

Willard N. Woolbert, Officer	Senior Vice President of Independence Capital Management, Inc., Radnor, PA; Senior Vice President and Chief Investment Officer of The Pennsylvania Trust Company, Radnor, PA.

Name and Current Position with Independence Capital Management, Inc.	Other Business and Connections During the Past Two Years

Keith Huckerby, Officer	Vice President of Independence Capital Management, Inc., Horsham, PA; Director of Sales & Marketing of The Penn Mutual Life Insurance Company, Horsham, PA.

Michelle Barry, Officer

Vice President of Independence Capital Management, Inc., Horsham, PA; President, Chief Executive Officer of Hornor, Townsend & Kent, Inc., Horsham, PA; Vice President, Product Marketing of The Penn Mutual Life Insurance Company, Horsham, PA.

Victoria Robinson, Officer

Chief Compliance Officer of Independence Capital Management, Inc., Horsham, PA; Senior Compliance Officer for Penn Series Funds, Inc., Horsham, PA; Compliance Manager, The Penn Mutual Life Insurance Company, Horsham, PA; Internal Audit Manager, The Penn Mutual Life Insurance Company, Horsham, PA;

John Lagana, Officer	Auditor of Independence Capital Management, Inc., Horsham, PA; Assistant Vice President of Auditing of The Penn Mutual Life Insurance Company, Horsham, PA.

Kathleen P. Vandy, Officer	Secretary of Independence Capital Management, Inc., Horsham, PA; Corporate Counsel of The Penn Mutual Life Insurance Company, Horsham, PA.

Patricia Chiarlanza, Officer

Treasurer of Independence Capital Management, Inc., Horsham, PA; Treasurer of Penn Series Funds, Inc., Horsham, PA; Assistant Treasurer of The Penn Mutual Life Insurance Company; Assistant Treasurer of The Penn Insurance & Annuity Company, Horsham, PA; Treasurer of Independence Square Properties, Horsham, PA; Treasurer of ISP Parker Hunter, Horsham, PA.

Lee J. Anderson, Officer	Vice President of Independence Capital Management, Inc., Horsham, PA; Senior Vice President of The Pennsylvania Trust Company, Radnor, PA.

Christopher M. Beaulieu, Officer	Vice President of Independence Capital Management, Inc., Horsham, PA; Portfolio Manager of The Penn Mutual Life Insurance Company, Horsham, PA.

Name and Current Position with Independence Capital Management, Inc.	Other Business and Connections During the Past Two Years

Joshua J. Myers, Officer	Vice President of Independence Capital Management, Inc., Horsham, PA; Vice President, Head of Fixed Income of The Penn Mutual Life Insurance Company, Horsham, PA.

Jennifer S. Ripper, Officer	Vice President of Independence Capital Management, Inc., Horsham, PA; Portfolio Manager of The Penn Mutual Life Insurance Company, Horsham, PA.

T. Rowe Price Associates, Inc.

Listed below are the directors and executive officers of T. Rowe Price Group, Inc. (“Price Group”), which owns 100% of the stock of T. Rowe Price Associates, Inc. (“Price Associates”), who have other substantial businesses, professions, vocations, or employment aside from their association with Price Associates.

Name and Current Position with T. Rowe Price	Other Business and Connections During the Past Two Years	Address
James T. Brady Director of Price Group	Managing Director of Mid Atlantic of Ballantrae International, Ltd., Nexcen Brands, Inc., Constellation Energy Group, and McCormick & Co, Inc.	5625 Broadmoor Terrace, Ijamsville, Maryland 21754

J. Alfred Broaddus, Jr. Director of Price Group

Former president of the Federal Reserve Bank of Richmond and a member of the American Economic Association and the National Association of Business Economists. Director of Owens & Minor, Inc., Albemarle Corp. and Markel Corp.

4114 Hanover Avenue, Richmond, Virginia 23221.

Donald B. Hebb, Jr. Director of Price Group	Chairman of ABS Capital Partners.	400 E. Pratt Street Suite 910 Baltimore, MD 21202

Name and Current Position with T. Rowe Price	Other Business and Connections During the Past Two Years	Address
Dr. Alfred Sommer Director of Price Group

Dean Emeritus and Professor of ophthalmology, epidemiology and international health at the Johns Hopkins Bloomberg School of Public Health. Director of BD Inc., a medical technology company. Director of the Lasker Foundation.Chairman of the Micronutrient Forum. Senior medical advisor for Helen Keller International.

615 N. Wolfe Street Room 1041 Baltimore, MD 21205

Dwight S. Taylor Director of Price Group

President of Corporate Development Services, LLC. Director of MICROS Systems, Inc., a provider of information technology for the hospitality and retail industry. Executive Committee Member of the National Board of the National Association of Industrial & Office Properties. Founding member of the Association of Black Charities of Maryland; Member of Board of Trustees of Baltimore Polytechnic Institute, Capitol College, and Lincoln University.

8815 Centre Park Drive, Suite 400, Columbia, Maryland 21045.

Anne Marie Whittemore Director of Price Group	Partner of the law firm of McGuireWoods L.L.P. Director of Owens & Minor, Inc., and Albemarle Corporation.	One James Center Richmond, VA 23219

All of the following directors of Group are employees of Price Associates.

Name and Current Position with T. Rowe Price Group	Other Business and Connections During the Past Two Years

Edward C. Bernard Vice Chairman of the Board, Director, and Vice President

Director and Vice President of Price Associates, Director and President of T. Rowe Price Insurance Agency, Inc., T. Rowe Price Advisory Services, Inc., and T. Rowe Price (Canada), Inc. Director of T. Rowe Price International, Inc. Director and Chairman of the Board of T. Rowe Price Global Asset Management Limited, T. Rowe Price Global Investment Services Limited, T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Savings Bank, and T. Rowe Price Services, Inc. Director, President, and Chairman of the Board of T. Rowe Price Investment Services, Inc. Director, President, Chief Executive Officer, and Chairman of the Board of T. Rowe Price Trust Company.

James A. C. Kennedy Director, Chief Executive Officer, and President	Director of T. Rowe Price Global Asset Management Limited, T. Rowe Price Global Investment Services Limited, and T. Rowe Price International Inc. Director and Vice President of Price Associates, Inc.

Brian C. Rogers, Chairman of the Board, Chief Investment Officer, Director, and Vice President	Chief Investment Officer and Vice President of Price Associates, Director of TRP Finance, Inc. Vice President of T. Rowe Price Trust Company.

Executive Officers:

Name and Current Position with T. Rowe Price	Other Business and Connections During the Past Two Years

Kenneth V. Moreland Chief Financial Officer and Vice President of Price Group

Chief Financial Officer and Vice President of T. Rowe Price Associates, Inc. Chairman of the Board, Director, and President of TRP Finance, Inc. Director and President of TRP Suburban, Inc. and TRP Suburban Second, Inc. President of TRP Colorado Springs, LLC.

John R. Gilner Vice President of Price Group and Chief Compliance Officer of Price Associates	Chief Compliance Officer of T. Rowe Price Advisory Services, Inc. Chief Compliance Officer and Vice President of T. Rowe Price (Canada), Inc. Vice President of T. Rowe Price Investment Services, Inc.

Mary J. Miller Vice President of Price Group and Director and Vice President of Price Associates	Director of T. Rowe Price Trust Company and T. Rowe Price Recovery Fund II Associates, LLC.

R. Todd Rupert Vice President of Price Group

Chief Executive Officer and Director of T. Rowe Price Global Asset Management and T. Rowe Price Global Investment Services, Vice President of Price Associates, T. Rowe Price Retirement Plan Services, T. Rowe Price (Canada) Inc. and T. Rowe Price Trust Company.

Name and Current Position with T. Rowe Price	Other Business and Connections During the Past Two Years

Jeremy Fisher Vice President of Price Group	Chief Compliance Officer of T. Rowe Price Global Asset Management, T. Rowe Price Global Investment Services Ltd. and T. Rowe Price International, Inc.

Lord, Abbett & Co. LLC

NONE

The principal business address for Lord, Abbett & Co. LLC is 90 Hudson Street, Jersey City, New Jersey, 07302-3973.

Wells Capital Management, Incorporated

Name and Position with Wells Capital Management, Incorporated	Other Business Connections During the Past Two Years

Robert Bissell President, Chief Executive Officer	None

Kirk D. Hartman Executive Vice President and Chief Investment Officer	None

Amru A. Khan Executive Vice President, Sales and Marketing	None

Thomas O’Malley Executive Vice President, Liquidity Management Client Services	None

James W. Paulsen Executive Vice President, Chief Investment Strategist	None

Karen L. Norton Senior Vice President and Chief Administrative and Operation Officer	None

Saul Susal Senior Vice President, Chief Financial Officer	None

Name and Position with Wells Capital Management, Incorporated	Other Business Connections During the Past Two Years

Mai Shiver Chief Compliance Officer and Director Business Risk Management	None

Sallie C. Squire Senior Vice President and Director of Professional and Corporate Development	None

William L. Timoney Executive Vice President and Chief Administrative and Operation Officer	None

Turner Investment Partners, Inc.

Name and Current Position with Turner Investment Partners, Inc.	Other Company	Position with Other Company

Thomas R. Trala Chief Financial and Operating Officer, Secretary	Turner Funds Turner Investments Pte. Ltd. Turner International Ltd. Turner Investment Management LLC	President Board Member & Chief Operating Officer Trustee Board Member, President & Chief Operating Officer & Treasurer

Mark D. Turner Vice Chairman of the Board; President, Senior Portfolio Manager	Turner Investment Management, LLC The Episcopal Academy (Newtown Square, PA)	Chairman Trustee

Robert E. Turner Chairman of the Board; Chief Investment Officer; Chief Executive Officer	Turner Funds Turner Investments Pte. Ltd. Turner International Ltd. Bradley University (Peoria, IL)	Trustee Board Member Trustee Trustee

Christopher K. McHugh Board Member, Vice President, Senior Portfolio Manager	Philadelphia University	Trustee

The principal address of Turner Investment Partners, Inc. and its subsidiary Turner Investment Management is 1205 Westlakes Drive, Suite 100, Berwyn, PA, 19312.

The principal address of Turner International Ltd. is 12 Plumtree Court, London, EC4A 4HT.

The principal address of Turner Investments Pte. Ltd. is Penthouse Level, Suntec Tower Three, 8 Temasek Blvd, Singapore, 038988.

Neuberger Berman Management LLC

Name and Current Position with Neuberger Berman Management LLC	Other Business Connections During the Past Two Years

Joseph Amato- Director	Director, CEO and President of Neuberger Berman Holdings LLC; CEO Neuberger Berman, LLC; Managing Director, Lehman Brothers, Inc.; Former Co-Head of Asset Management, Neuberger Berman, LLC (2006-2007)

Robert Conti-President and Chief Executive Officer	Managing Director, Neuberger Berman, LLC

Edward S. Grieb-Treasurer & Chief Financial Officer	Managing Director, Chief Financial Officer, Treasurer Neuberger Berman LLC

Maxine L. Gerson- Secretary	Senior Vice President, Assistant Secretary Neuberger Berman, LLC

The principal address of Neuberger Berman, Neuberger Berman LLC and Neuberger Berman Holdings LLC is 605 Third Avenue, New York, New York, 10158.

Goldman Sachs Asset Management, L.P.

Goldman Sachs Asset Management, L.P. (“GSAM LP”) is a wholly-owned subsidiary of the Goldman Sachs Group, Inc. and serves as the investment adviser to the Registrant.  Set forth below are the names, businesses and business addresses of certain managing directors of GSAM LP who are engaged in any other business, profession, vocation or employment of a substantial nature.

Name and Position with the Investment Adviser	Name and Address of Other Company	Connection with Other Company

Lloyd C. Blankfein Managing Director-GSAM LP	The Goldman Sachs Group, Inc. 85 Broad Street New York, New York 10004 Goldman, Sachs & Co. 85 Broad Street New York, New York 10004	Chairman, Chief Executive Officer and Director Managing Director

John S. Weinberg Managing Director-GSAM LP	The Goldman Sachs Group, Inc. 85 Broad Street New York, New York 10004 Goldman, Sachs & Co. 85 Broad Street New York, New York 10004	Vice Chairman Managing Director

Vontobel Asset Management, Inc.

Name and Current Position with Vontobel Asset Management, Inc.	Other Business Connections During the Past Two Years

Herbert J. Scheidt Chairman of the Board of Directors	Chief Executive Officer, Vontobel Group, Zurich Switzerland Chairman of the Executive Committee Bank Vontobel AG

Zeno Staub Vice Chairman of the Board of Directors	Head of Asset Management and Investment Funds Member of the Group Executive Board

Martin Sieg Castagnola Director	CFO, Head of Risk Management Vontobel Group, Zurich, Switzerland Member of the Group Executive Board

Heinrich Schlegel President and CEO	None

Thomas Wittwer Managing Director, Institutional Marketing	None

Peter Newell Managing Director, Institutional Marketing	None

Rajiv Jain Managing Director, Head Portfolio Manager, International Equities	None

Edwin Walczak Managing Director, Head of Domestic Portfolio Management	None

Joseph F. Mastoloni First Vice President & Chief Compliance Officer	Director, World Insurance Trust

Fredy Nyffeler First Vice President & Chief Financial Officer	None

The World Funds, Inc. is a registered investment company, incorporated under the laws of Maryland, comprising multiple fund series for which Vontobel Asset Management, Inc. serves as investment sub-adviser to one fund series.

Heitman Real Estate Securities LLC

Name and Position with Heitman Real Estate Securities LLC	Other Business Connections During the Past Two Years

Timothy J Pire Managing Director	None

Randall E. Newsome Executive Vice President	None

Larry S. Antonatos Executive Vice President	None

Richard Kateley Chief Operating Officer	Executive Vice President, Heitman LLC March, 1992 to November, 2007

Nancy B. Lynn Vice President	None

William E. Pogorelec Vice President	None

Mark Zahara Vice President	None

Jeffrey Yurk Assistant Vice President	None

Donna Nicole Bair Vice President	None

The principal address of Heitman Real Estate Securities LLC is 191 North Wacker Drive, Suite 2500, Chicago, IL 60606.

Eaton Vance Management (“Eaton Vance” or “EVM”)

Eaton Vance is a business trust organized under the laws of The Commonwealth of Massachusetts.  Eaton Vance, Inc. (“EV”) serves as trustee of Eaton Vance.  Eaton Vance is a wholly-owned subsidiary of Eaton Vance Corporation (“EVC”), a Maryland corporation and publicly-held holding company.  EVC through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities.  All shares of the outstanding Voting Common Stock of EVC are deposited in a Voting Trust, the Voting Trustees of which are Mr. Faust, Jeffrey P. Beale, Cynthia J. Clemson, Maureen A. Gemma, Lisa Jones, Brian D. Langstraat, Michael R. Mach, Robert B. MacIntosh, Frederick S. Marius, Thomas M. Metzold, Scott H. Page, Mr. Richardson, Walter A. Row, III, G. West Saltonstall, Judith A. Saryan, David M. Stein, Payson F. Swaffield, Mark S. Venezia, Michael W. Weilheimer, Robert J. Whelan and Matthew J. Witkos (all of whom are officers of Eaton Vance or its affiliates).

Name and Current Position with Eaton Vance Management	Other Business Connections During the Past Two Years(1),(2)

Thomas E. Faust- Chief Executive Officer, President of EVM and Trustee of EVC Voting Trust

Chief Executive Officer, President and Chairman of the Board of EVC. Served as Chief Investment Officer from November 2001 until October 31, 2007. Director and President of EV. Director of Eaton Vance Distributors, Inc. (“EVD”). Trustee of EVC Voting Trust. Trustee and/or officer of 173 registered investment companies and 4 private investment companies managed by Eaton Vance or

Name and Current Position with Eaton Vance Management	Other Business Connections During the Past Two Years(1),(2)

its subsidiaries.

Paul O’Neil- Chief Compliance Officer and Vice President of EVM	Officer of 173 registered investment companies managed by EVM or its subsidiaries.

Frederick S. Marius- Chief Legal Officer, Vice President and Secretary of EVM, Trustee of EVC Voting Trust	Chief Legal Officer, Vice President and Secretary of EVC, EV and EVD. Director of EV. Trustee of EVC Voting Trust.

Robert J. Whelan- Chief Financial Officer, Vice President and Treasurer of EVM, Trustee of EVC Voting Trust

Chief Financial Officer, Vice President and Treasurer of EVC. Vice President, Treasurer and Director of EV. Vice President and Director of EVD. Vice President and Director of Finance of EVC and EVM from April 2007 to October 2007. Trustee of EVC Voting Trust. Prior to joining EVM, served as Chief Financial Officer of Boston Private Wealth Management Group from December 2004 to March 2007.

Duncan W. Richardson- Executive Vice President and Chief Equity Investment Officer of EVM, Trustee of EVC Voting Trust	Executive Vice President, Chief Equity Investment Officer and Director of EVC. Officer of 81 registered investment companies managed by EVM or its subsidiaries.

Jeffrey P. Beale- Vice President of EVM and Trustee of EVC Voting Trust	Vice President of EVC.

Maureen A. Gemma- Vice President of EVM and Trustee of EVC Voting Trust	Officer of 173 registered investment companies managed by EVM or its subsidiaries.

Payson F. Swaffield- Vice President and Chief Income Investment Officer of EVM and Trustee of EVC Voting Trust	Chief Income Investment Officer of EVC. Trustee of EVC Voting Trust. Officer of 4 registered investment companies managed by EVM or its subsidiaries.

Scott H. Page- Vice President of EVM and Trustee of EVC Voting Trust	Officer of 11 registered investment companies managed by EVM or its subsidiaries.

Walter A. Row, III- Vice President of EVM and Trustee of EVC Voting Trust	Officer of 23 registered investment companies managed by EVM or its subsidiaries.

Michael W. Weilheimer- Vice President of EVM and Trustee of EVC Voting Trust	Officer of 25 registered investment companies managed by EVM or its subsidiaries.

Cynthia J. Clemson- Vice President of EVM and Trustee of EVC Voting Trust	Officer of 91 registered investment companies managed by EVM or its subsidiaries.

Michael R. Mach- Vice President of EVM and Trustee of EVC Voting Trust	Officer of 24 registered investment companies managed by EVM or its subsidiaries.

Robert B. MacIntosh- Vice President of EVM and Trustee of EVC Voting Trust	Officer of 91 registered investment companies managed by EVM or its subsidiaries.

Judith A. Saryan- Vice President of EVM and Trustee of EVC Voting Trust	Officer of 53 registered investment companies managed by EVM or its subsidiaries.

Thomas M. Metzold- Vice President of EVM and Trustee of EVC Voting Trust	Officer of 45 registered investment companies managed by EVM or its subsidiaries.

Name and Current Position with Eaton Vance Management	Other Business Connections During the Past Two Years(1),(2)

G. West Saltonstall- Vice President of EVM and Trustee of EVC Voting Trust	None

Lisa M. Jones- Vice President of EVM and Trustee of EVC Voting Trust	None

Brian D. Langstraat- Trustee of EVC Voting Trust	Managing Director and Chief Executive Officer of Parametric Portfolio Associates.

David M. Stein- Trustee of EVC Voting Trust	Managing Director and Chief Investment Officer of Parametric Portfolio Associates. Officer of 31 registered investment companies managed by EVM or its subsidiaries.

Mark S. Venezia- Vice President of EVM and Trustee of EVC Voting Trust	Officer of 36 registered investment companies managed by EVM or its subsidiaries.

Matthew J. Witkos- Vice President of EVM and Trustee of EVC Voting Trust

Chief Executive Officer, President and Director of EVD. Trustee of EVC Voting Trust. Prior to joining EVD, served as Executive Vice President of Global Distribution at IXIS Asset Managers Advisors Group.

(1) The principal address of Eaton Vance Management, Eaton Vance, Inc., Eaton Vance Corporation and Eaton Vance Distributors, Inc. is Two International Place, Boston Massachusetts 02110..

(2) Includes both master and feeder funds in master-feeder structure.

AllianceBernstein L.P.

Name and Current Position with the Investment Adviser	Other Business Connections During the Past Two Years

Peter Kraus	Executive Vice President, Merrill Lynch & Co., 2008
Chairman of the Board and Chief Executive Officer of AllianceBernstein L.P.	Co-Head of Investment Management Division, Goldman Sachs Corp. 2001-2008

Mark R. Manley	None
Senior Vice President, Deputy General Counsel and Chief Compliance Officer of AllianceBernstein L.P.

Seth J. Masters.	None
Executive Vice President, Head of Blend Strategies and Chief Investment Officer of AllianceBernstein Defined Contribution Investments, AllianceBernstein L.P.

Lawrence H. Cohen	None
Executive Vice President and Chief Technology Officer of AllianceBernstein L.P.

Robert Keith	None
Executive Vice President of AllianceBernstein L.P. and Executive Managing Director of AllianceBernstein Investments Inc.

Laurance E. Cranch	None
Executive Vice President and General Counsel of AllianceBernstein L.P.

Name and Current Position with the Investment Adviser	Other Business Connections During the Past Two Years

Douglas J. Peebles	None
Executive Vice President, Co-Chief Investment Officer of Fixed Income and Director of Global Fixed Income of AllianceBernstein L.P

Edward J. Farrell	None
Senior Vice President and Controller of AllianceBernstein L.P.

Jeffrey S. Phlegar	None
Executive Vice President of AllianceBernstein L.P.

Sharon E. Fay	None
Executive Vice President of AllianceBernstein L.P. and Chief Investment Officer of Bernstein Global Value Equities

James G. Reilly	None
Executive Vice President and US Large Cap Growth Team Leader of AllianceBernstein L.P.

Marilyn G. Fedak	None
Executive Vice President and Vice Chair of Investment Services of AllianceBernstein L.P.

James A. Gingrich	None
Executive Vice President of AllianceBernstein L.P. and Chairman and CEO of Sanford C. Bernstein & Co., LLC

Lisa A. Shalett	None
Executive Vice President of AllianceBernstein L.P. and Global Research Director of Alliance Growth Equities

Mark R. Gordon	None
Executive Vice President, Director of Global Quantitative Research, Co-Head of Alternative Investments and Chief Investment Officer of Global Diversified Funds of AllianceBernstein L.P.

David A. Steyn	None
Executive Vice President and Global Head of Client Service and Marketing of AllianceBernstein L.P.

Thomas S. Hexner	None
Executive Vice President of AllianceBernstein L.P. and Head of Bernstein Global Wealth Management

Gregory J. Tencza	None
Executive Vice President and Head of Institutional Investments of AllianceBernstein L.P.

Robert H. Joseph, Jr	None
Senior Vice President and Chief Financial Officer of AllianceBernstein L.P.

Name and Current Position with the Investment Adviser	Other Business Connections During the Past Two Years

Christopher M. Toub	None
Executive Vice President, Chief Executive Officer of AllianceBernstein Limited and Head—Global/International Growth Equities of AllianceBernstein L.P.

Dominique Carrel-Billiard	None
Director of AllianceBernstein Corporation

Henri de Castries	None
Director of AllianceBernstein Corporation

Christopher M. Condron	None
Director of AllianceBernstein Corporation

Denis Duverne	None
Director of AllianceBernstein Corporation

Richard S. Dziadzio	None
Director of AllianceBernstein Corporation

Peter Etzenbach	None
Director of AllianceBernstein Corporation

Deborah S. Hechinger	None
Director of AllianceBernstein Corporation

Weston M. Hicks	None
Director of AllianceBernstein Corporation

Gerald M. Lieberman	None
President and Chief Operating Officer

Peter Kraus	None
Chairman of the Board and Chief Executive Officer

Lorie A. Slutsky	None
Director of AllianceBernstein Corporation

A.W. (Pete) Smith, Jr.	None
Director of AllianceBernstein Corporation

Peter J. Tobin	None
Director of AllianceBernstein Corporation

The principal address of AllianceBernstein L.P. is 1345 Avenue of the Americas, New York, NY 10105.

Van Kampen Asset Management

Name and Current Position with Van Kampen Asset Management	Other Business Connections During the Past Two Years

Jerry Miller – President	None

Kevin Klingert – Acting Chief Investment Officer – Global Fixed Income Group	None

Edward C. Wood, III – Chief Administrative Officer	None

Jeffrey Gelfand – Chief Financial Officer and Treasurer	None

Amy R. Doberman – Secretary	None

Mary Ann Picciotto – Chief Compliance Officer	None

The principal address of Van Kampen Asset Management is 522 Fifth Avenue, New York, NY 10036.

SSgA Funds Management, Inc.

Name and Current Position with SSgA Funds Management, Inc.	Other Business Connections During the Past Two Years

James E. Ross	Director and President, SSgA FM; Senior Managing Director, SSgA

Shawn Johnson	Director, SSgA FM; Senior Managing Director, SSgA

Phillip S. Gillespie	Chief Legal Officer and Director, SSgA FM; Executive Vice President and General Counsel, SSgA

Thomas Kelly	Treasurer, SSgA FM; Senior Managing Director, SSgA

Tracy Atkinson	Chief Compliance Officer and Director, SSgA FM; Chief Compliance Officer, SSgA; Executive Vice President, State Street Corporation

The principal address of SSgA Funds Management, Inc. is State Street Financial Center, One Lincoln Street, Boston, MA 02111.

Oppenheimer Capital LLC

Name and Current Position with Oppenheimer Capital LLC	Other Business Connections During the Past Two Years
Bruce Koepfgan	Chief Executive Officer of Oppenheimer Capital LLC, served on Board of Directors of both Liberty Lane Acquisition Corp and Thermo Fisher Scientific Inc from March 2008 until September 2008.

The principal address of Oppenheimer Capital LLC is 345 Avenue of Americas, New York, NY 10105.

OppenheimerFunds, Inc.

NONE

Item 27.                                                 Principal Underwriters

Not Applicable.

Item 28.                                                 Location of Accounts and Records

Penn Mutual Life Insurance Co.	Vontobel Asset Management, Inc.
600 Dresher Road	450 Park Avenue
Horsham, PA 19044	New York, NY 10022

Penn Series Funds, Inc.	Oppenheimer Capital LLC
600 Dresher Road	1345 Avenue of Americas
Horsham, PA 19044	New York, NY 10105

PFPC Trust Company	Goldman Sachs Asset Management, L.P.
Bellevue Corporate Center	32 Old Slip
103 Bellevue Parkway	New York, NY 10005
Wilmington, DE 19809

T. Rowe Price Associates, Inc.	OppenheimerFunds, Inc.
100 E. Pratt Street	Two World Financial Center
Baltimore, MD 21202	225 Liberty Street
New York, NY 10281

Morgan, Lewis & Bockius LLP	Turner Investment Partners
1701 Market Street	1205 Westlakes Drive, Suite 100
Philadelphia, PA 19103-2921	Berwyn, PA 19312

Independence Capital Management, Inc.	Neuberger Berman Management LLC
600 Dresher Rd., Suite 31	605 Third Avenue
Horsham, PA 19044	New York, NY 10158

Wells Capital Management, Incorporated	Eaton Vance Management
525 Market Street	255 State Street
San Francisco, CA 94105	Boston, MA 02109

Lord, Abbett & Co. LLC	AllianceBernstein L.P.
90 Hudson Street	1345 Avenue of the Americas
Jersey City, NJ 07302	New York, NY 10105

Heitman Real Estate Securities LLC	Van Kampen Asset Management
191 North Wacker Drive, Suite 2500	522 Fifth Avenue
Chicago, IL 60606	New York, NY 10036

PNC Global Investment Servicing Inc.	SSgA Funds Management, Inc.
301 Bellevue Parkway	State Street Financial Center
Wilmington, DE 19809	One Lincoln Street
Boston, MA 02111

Item 29.                                                 Management Services

Not applicable.

Item 30.                                                 Undertakings

Not applicable.

SIGNATURES

As required by the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and that it has duly caused this Post-Effective Amendment No. 62 to the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized in the Township of Horsham and Commonwealth of Pennsylvania, on this 30th day of April, 2009.

PENN SERIES FUNDS, INC.
(Registrant)

By:	/s/ Peter M. Sherman
Peter M. Sherman, President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 62 to the Registration Statement on Form N-1A has been signed below by the following persons in the capacities indicated on the 30th day of April, 2009.

Signature		Title

/s/ Peter M. Sherman		President (Principal Executive Officer)
Peter M. Sherman

/s/ Rick DeCarolis		Treasurer (Principal Financial Officer)
Rick DeCarolis

* EUGENE BAY		Director

/s/ Robert E. Chappell
Robert E. Chappell		Director

* CHARLES E. MATHER, III		Director

* DAVID B. PUDLIN		Director

* M. DONALD WRIGHT		Director

By:	/s/ Robert E. Chappell
Robert E. Chappell, Attorney-In-Fact

EXHIBIT INDEX

Exhibit

(d)(3)	Amendment dated August 22, 2008 to the Investment Advisory Agreement dated May 1, 2000, between the Registrant and Independence Capital Management, Inc.

(d)(8)	Sub-Advisory Agreement dated May 1, 2009 between Independence Capital Management, Inc and Neuberger Bermaa Management LLC, with respect to the Mid Cap Value Fund.

(h)(5)	Expense Limitation Agreement dated May 22, 2008 by and among Independence Capital Management, Inc., The Penn Mutual Life Insurance Company, and Penn Series Funds, Inc.

(i)	Opinion and Consent of Counsel, Morgan, Lewis & Bockius LLP

(j)	Consent of independent registered public accountants, KPMG LLP

(p)(4)	Lord Abbett & Co. LLC Code of Ethics

(p)(8)	T. Rowe Price Associates, Inc. Code of Ethics

(p)(9)	Vontobel Asset Management Inc. Code of Ethics

(p)(11)	Eaton Vance Management Code of Ethics

(p)(12)	AllianceBernstein L.P. Code of Ethics

(p)(15)	Oppenheimer Capital LLC Code of Ethics

(p)(16)	OppenheimerFunds, Inc. Code of Ethics

(q)(1)	Powers of Attorney of Messrs. Wright, Pudlin, Mather, III and Bay, dated February 26, 2009